UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22555

FlexShares Trust

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Michael Mabry, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

with a copy to:

Himanshu Surti

Jose Del Real, Esq.

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 855-353-9383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1. Reports to Stockholders.

a.)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

FlexShares® Trust

Annual Report

October 31, 2022

Letter to Shareholders

Dear Shareholder,

In retrospect, there was no contest. The optimism with which many investors approached 2022, though by no means unfounded, could not prevail against the markets’ most formidable adversary: Uncertainty.

A startling spike in inflation, an aggressive response by the Federal Reserve (“the Fed”), Russia’s invasion of Ukraine, and the relative de-globalization of relations with China easily overshadowed the positive effects of recovering supply chains, solid employment numbers, rising wages and an active consumer.

While macroeconomic and geopolitical challenges are hardly unprecedented, encountering them simultaneously and at this magnitude is a distant memory for many investors and, for some, an entirely new phenomenon. It’s no wonder, then, that we saw such a flight to perceived “safety” or to the sidelines, even though we believe that past experience argues for staying the course and maintaining a long-term perspective.

We enter 2023 with optimism, tempered with a healthy degree of caution. We believe stock valuations reflect potential risks, with many asset classes presenting compelling opportunities for investors. The slowing global economy has aided recent inflation trends, and we believe that if inflationary pressures continue to subside, it could allow the Fed to pause its rate hikes. Nevertheless, our opinion is that the possibility of a global recession is at its highest levels since the reopening of the global economy and even if we manage to avoid it, we believe below-trend growth appears likely.

Against this backdrop, we bring you our update for the FlexShares exchange-traded funds, sponsored and managed by Northern Trust Asset Management, for the year ended October 31, 2022. In addition to financial results for each fund, our portfolio managers explain the specific factors that influenced fund performance. As always, we encourage you to make the Insights Section on our website a destination for up to date analysis and perspective.

On behalf of all of us at Northern Trust and FlexShares, I want to thank you for your ongoing confidence and support.

We are proud to share our insights and acumen to help you navigate potential risks and identify opportunities within the marketplace.

Best wishes to you and yours for a joyous, productive, and rewarding new year.

Sincerely,

Darek Wojnar, CFA

Head, Funds & Managed Account Solutions, Northern Trust Asset Management

The views in this letter were as of October 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Funds’ investment methodology and do not constitute investment advice.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

An investment in the Funds’ is subject to numerous risks, including possible loss of principal. Fund returns may not match the return of the respective indexes.

Some of the risks include, but are not limited to, the following: asset class; commodity; concentration; counterparty; currency; derivatives; dividend; emerging markets; equity securities; fluctuation of yield; foreign securities; geographic; income; industry concentration; inflation protected securities; infrastructure-related companies; interest rate/ maturity risk; issuer; large cap; management; market; market trading; mid cap stock; MLP; momentum; natural resources; new funds; non-diversification; passive investment; privatization; small cap stock; tracking error; value investing; and volatility risk. A full description of risks is in each Fund’s prospectus.

Foreside Fund Services, LLC, distributor.

2	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Low Volatility Index Fund Ticker:  QLV

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	Fund Inception 7/15/2019

FlexShares US Quality Low Volatility Index Fund (Based on Net Asset Value)	-7.12%	8.78%	8.39%

FlexShares US Quality Low Volatility Index Fund (Based on Market Price)	-7.15%	8.74%	8.39%

Russell 1000® Index	-16.38%	9.98%	9.38%

Northern Trust Quality Low Volatility Index	-6.86%	9.02%	8.69%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Low Volatility IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess lower absolute volatility characteristics relative to the Northern Trust 1250 Index (the “Parent Index”), a float-adjusted market capitalization weighted index of U.S. domiciled large- and mid-capitalization companies. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics, which Northern Trust Investments, Inc. (“NTI”) believes can provide equity-market participation while seeking to protect against downside risks during certain market environments. As of October 31, 2022, there were 121 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021, U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concern over rising inflation was intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to

FLEXSHARES ANNUAL REPORT	3

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Low Volatility Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate1 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. Q1 of 2022 also saw a wide variance in sector performance as energy companies had outsized positive performance while the technology and communication services sectors were the worst performers. The selloff of U.S. equities accelerated in Q2 of 2022 as the Fed moved forward with aggressive key interest rate hikes to seek to combat rising inflation. The Fed increased the key interest rate by 0.50% in May and by 0.75% in June, while signaling additional aggressive key interest rate hikes at future meetings were likely. Economic data was better than expected, but there were some signals that a slowdown may be coming. U.S. equity markets continued lower in Q3 of 2022 as the Fed continued raising the key interest rate with two 0.75% increases in July and September. Gross Domestic Product data showed year-over-year growth to be negative for Q2 of 2022, marking the second consecutive quarter of negative growth. Domestic equities rebounded in October of 2022 as corporate earnings reported over the month were generally better than expected. Sector performance dispersion was again large as the energy sector continued to outpace the rest of the U.S. equity market.

Because U.S. domestic investments trended down and were highly volatile during the 12 months ended October 31, 2022, we believe the low volatility2 approach of the Underlying Index was a positive driver of Fund performance for the twelve-month period. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in key interest rates were conducive to high quality factor3 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Overall, the positive performance derived from the low volatility and quality factor exposures of the Underlying Index were the primary sources of the Underlying

Index’s outperformance against the Russell 1000® Index4 by 9.52%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -26 basis points (“bps”)5, which is reflective of the management fee (-22 bps), stock selection/futures (-6 bps), and the compounding effect of tracking error over time (+2 bps).

[1]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[2]	Volatility is the measurement of the price movements of a group of stocks over a defined time frame.

[3]	The quality factor is a factor that seeks to identify companies that exhibit financial strength and stability relative to the Parent Index.

[4]	The Russell 1000® Index refers to a stock market index that represents the 1000 top companies in the United States.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

4	FLEXSHARES ANNUAL REPORT

FlexShares® Developed	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets Ex-US Quality Low Volatility Index Fund Ticker:  QLVD

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	Fund Inception 7/15/2019

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund (Based on Net Asset Value)	-18.36%	-2.24%	-1.23%

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund (Based on Market Price)	-18.33%	-2.21%	-1.12%

MSCI World ex-US Index	-22.04%	-0.49%	0.17%

Northern Trust Developed Markets ex-US Quality Low Volatility Index	-18.14%	-2.04%	-1.00%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.33% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess lower overall absolute volatility characteristics relative to a broad universe of securities domiciled in developed market countries, excluding the U.S. (the “Parent Index”). The Parent Index is a subset of the Northern Trust Global Index, where eligible securities are limited to those securities domiciled in non-U.S. developed market countries and designated as large- and mid-capitalization companies by Northern Trust Investments, Inc. (“NTI”), acting in its capacity as the index provider. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics, which NTI believes can provide equity-market participation while seeking to protect against downside risks during certain market environments. As of October 31, 2022, there were 172 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on Developed international equities generally traded lower. Over the course of the 12-month period the U.S. dollar (USD) rose significantly and negatively impacted U.S. investors as returns in international currencies generally were hurt by the rising dollar. Through Q4 of 2021 Developed international equities were relatively flat as strength in European and U.K. investments due to resilient economic data from that region was offset by weakness in Asia Pacific equities. The emergence of the Omicron variant of Covid-19 weighed on investments in Hong Kong and Singapore as investors feared

FLEXSHARES ANNUAL REPORT	5

FlexShares® Developed	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets Ex-US Quality Low Volatility Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

additional lockdowns in China would impact their overall markets. Developed international investments declined in Q1 of 2022 as we believe Russia’s invasion of Ukraine contributed to rising inflation and fears that energy supply shortages could impact economic growth. Investments in Hong Kong and Taiwan were also negatively impacted by a sharp rise in the number of Covid cases reported in China, leading to an increased number of cities being placed under lockdown. The selloff in developed international investments accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and tightening monetary policy increased the risk of a global recession. As global central banks struggled to keep pace with the aggressive key interest rate1 hikes by the U.S. Federal Reserve, the increasing interest rate differential caused the U.S. dollar to strengthen in comparison to other developed market currencies. Developed international investments were generally higher in October of 2022 as corporate earnings showed resilience and investors interpreted statements by the European Central Bank regarding the likelihood of a recession as a potential reprieve to further key interest rate hikes.

Because Developed international investments trended down and were highly volatile during the 12 months ended October 31, 2022, we believe the low volatility2 approach of the Underlying Index was a positive driver of Fund performance for the twelve-month period. Additionally, we believe that the changes experienced in the macroeconomic environment and the higher overall interest rate environment were conducive to high quality companies within the Developed international universe. Consequently, the quality factor3 focus of the Fund’s Underlying Index was a positive driver of Fund performance for the 12-month period. Overall, the positive performance derived from both the low volatility and quality factor exposures were the primary sources of the Underlying Index’s outperformance against the MSCI World ex-US Index4 by 3.90%. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -22 basis points (“bps”)5, which is reflective of the Fund’s management fee (-32 bps), stock selection/futures (+2 bps), securities lending (+1 bps), dividend tax differential (+2 bps), and the compounding effect of tracking error over time (+5 bps).

[1]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[2]	Volatility is the measurement of the price movements of a group of stocks over a defined time frame.

[3]	The quality factor is a factor that seeks to identify companies that exhibit financial strength and stability relative to the Parent Index.
[4]

The Morgan Stanley Capital International All Country World Index Ex-U.S. is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

6	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets Quality Low Volatility Index Fund Ticker:  QLVE

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	Fund Inception 7/15/2019

FlexShares Emerging Markets Quality Low Volatility Index Fund (Based on Net Asset Value)	-19.77%	-3.93%	-3.53%

FlexShares Emerging Markets Quality Low Volatility Index Fund (Based on Market Price)	-20.74%	-4.19%	-3.73%

MSCI Emerging Markets Index	-31.03%	-4.42%	-4.25%

Northern Trust Emerging Markets Quality Low Volatility Index	-19.14%	-3.16%	-2.76%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.41% and the net expense ratio is 0.40%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Emerging Markets Quality Low Volatility IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess lower overall absolute volatility characteristics relative to a broad universe of securities domiciled in emerging market countries (the “Parent Index”). The Parent Index is a subset of the Northern Trust Global Index, limited to those securities domiciled in emerging markets and designated as large- and mid- capitalization companies by Northern Trust Investments, Inc. (“NTI”), acting in its capacity as the index provider. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics, which NTI believes can provide equity-market participation while seeking to protect against downside risks during certain market environments. As of October 31, 2022, there were 148 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on emerging market equities generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) rose significantly and negatively impacted U.S. investors as returns in international currencies generally were hurt by the rising USD. Through Q4 of 2021, emerging equities traded lower as the rapid spread of the Omicron variant of Covid-19 stoked fears that a new round of lockdowns in China would hinder growth in the region. Russian equities were the worst performing market as geopolitical tensions with the West worsened due to the buildup of Russian troops on its

FLEXSHARES ANNUAL REPORT	7

FlexShares® Emerging	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets Quality Low Volatility Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

border with Ukraine. Emerging markets continued to decline in Q1 of 2022 as Russia launched a full scale invasion into Ukraine and the U.S. and its European allies responded with sanctions. As part of these sanctions, Russian equity securities were removed from major emerging market indices in March. Increased Covid cases in China and the lockdown of several cities also weighed on markets. Due to rising commodity prices, equity markets in countries that export natural resources in Latin America and the Middle East were up for Q1 of 2022, but not enough to overcome the weakness in emerging markets in Europe and Asia Pacific. The selloff in emerging equities accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and USD strength increased the risk of a global recession. Emerging markets continued lower in October of 2022, driven primarily by declining China equity markets as Premier Xi was elected to a third five-year term, leading to speculation that nationalistic policies would be put in place that would limit China’s growth.

Because emerging investments trended down and were highly volatile during the 12 months ended October 31, 2022, we believe the low volatility1 approach of the Underlying Index was a positive driver of Fund performance for the twelve-month period. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in key interest rates were conducive to high quality factor2 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Overall, the positive performance derived from both the low volatility and quality factor exposures of the Underlying Index were the primary sources of the Underlying Index’s outperformance against the MSCI Emerging Markets Index3 by 11.89%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -63 basis points (“bps”)4, which is reflective of the Fund’s management fee (-40 bps), stock selection/futures (-21 bps), and the compounding effect of tracking error over time (-2 bps).

[1]	Volatility is the measurement of the price movements of a group of stocks over a defined time frame.

[2]	The quality factor is a factor that seeks to identify companies that exhibit financial strength and stability relative to the Parent Index.

[3]	The Morgan Stanley Capital International Emerging Markets Index is a selection of stocks that are designed to track the financial performance of key companies in fast-growing nations.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

8	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund Ticker:  TILT

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	5 Year	10 Year	Fund Inception 9/16/2011

FlexShares Morningstar US Market Factor Tilt Index Fund (Based on Net Asset Value)	-14.33%	8.79%	11.72%	12.10%

FlexShares Morningstar US Market Factor Tilt Index Fund (Based on Market Price)	-14.29%	8.79%	11.41%	12.11%

Morningstar® U.S. Market Factor Tilt IndexSM	-14.26%	8.91%	11.88%	12.27%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® US Market Factor Tilt Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to size and value factors relative to the Morningstar US Market Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of U.S.-incorporated large-, mid-, small- and micro- capitalization companies. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt,” by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. pursuant to its index methodology. The Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the broader U.S. equity market by featuring size and value risk premiums, which Northern Trust Investments, Inc. (“NTI”) believes have been historically demonstrated over a full market cycle. As of October 31, 2022, there were 2,558 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on U.S. domestic investments generally traded lower. During Q4 of 2021, U.S. domestic investments rose as economic data and strong corporate earnings suggested continued growth which allayed concerns over a potential spike in Covid cases. U.S. domestic investments declined in Q1 of 2022, however, as we believe investor concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the potential impact of sanctions from the U.S. and European countries on overall global commodity prices. To combat inflation, the Federal Reserve (Fed) raised the

FLEXSHARES ANNUAL REPORT	9

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

benchmark key interest rate1 0.25% in March 2022 and signaled more aggressive key interest hikes may be necessary. Q1 of 2022 also saw a wide variance in sector performance as energy companies had positive performance in comparison to the technology and communication services sectors which were the worst performers. The downturn of U.S. domestic investments accelerated in Q2 of 2022 as the Fed moved forward with two more rounds of hikes of the key interest rate—0.50% in May and 0.75% in June—in an effort to combat rising inflation as seen in the Consumer Price Index.2 Overall U.S. domestic investment fell as the Fed continued raising the key interest rate again with two 0.75% increases in July and September, respectively. In Q2 of 2022, Gross Domestic Product (GDP)3 showed negative data year-over-year, marking the second consecutive quarter of negative growth. U.S. domestic investments overall rebounded in October of 2022, however, as corporate earnings reported over the month were generally better than expected. Sector performance dispersion was again large as the energy sector continued to outpace the rest of U.S. domestic investments.

Because of the changes in growth expectations and the rising rate environment, U.S. domestic investments trended downward during the 12 months ended October 31, 2022. We believe the Morningstar value factor4 was a positive driver of Fund performance during the fiscal year ended October 31, 2022, as value stocks outperformed growth stocks5. The Morningstar size factor6 was also impacted by the changes in growth and interest rates and was a negative driver of Fund performance over the twelve months as small cap stocks underperformed large cap stocks. Overall, the positive performance derived from the Morningstar value factor was enough to offset the negative performance of the Morningstar size factor leading to the Underlying Index’s outperformance against the Russell 3000 Index®7 by 2.26%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -7 basis points (“bps”)8, which is reflective of the management fee (-25 bps), stock selection/futures (+14 bps) and securities lending (+4 bps).

The Morningstar U.S. Market Factor Tilt Index is the intellectual property (including registered trademarks) of Morningstar and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by Morningstar and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[1]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[2]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

[3]	Gross Domestic Product (GDP) is seen as a comprehensive measure of U.S. economic activity which measures the value of the final goods and services produced in the United States.

[4]

The Morningstar value factor seeks to identify stocks that are inexpensive relative to some measure of fundamental value (e.g., low price/book, low price/earnings, high dividend yields, etc.), which could result in outperformance relative to those that are pricier.

[5]	Growth stocks are defined as those issued by companies that are anticipated to grow at a rate significantly above the average for the market.

[6]

The Morningstar size factor measures a stock’s total capitalization which can be found by multiplying the current share price by all the outstanding shares of the stock, and seeks to overweight smaller capitalization stocks.

[7]	The Russell 3000 Index is a market-capitalization-weighted equity index that seeks to track 3000 of the largest U.S.-traded stocks.

[8]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

10	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund Ticker:  TLTD

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	5 Year	10 Year	Fund Inception 9/25/2012

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Net Asset Value)	-22.83%	-1.09%	3.84%	3.65%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Market Price)	-23.18%	-1.27%	1.46%	3.63%

Morningstar® Developed Markets ex-US Factor Tilt IndexSM	-22.89%	-1.10%	3.92%	3.73%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.40% and the net expense ratio is 0.39%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Developed Markets ex-US Factor Tilt IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to size and value factors relative to the Morningstar Developed Markets ex-US Index (the “Parent Index”), a float adjusted market-capitalization weighted index of companies incorporated in developed-market countries, excluding the U.S. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt”, by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. pursuant to its index methodology. The Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the broader developed international equity market by featuring size and value risk premiums, which Northern Trust Investments, Inc. (“NTI”) believes have been historically demonstrated over a full market cycle. As of October 31, 2022, there were 3,187 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on developed international equities generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) rose significantly and negatively impacted U.S. investors as returns in international currencies generally were hurt by the rising dollar. Through Q4 of 2021, developed international markets were relatively flat as strength in the European and U.K. equity markets was offset by weakness is the Asia Pacific equity markets. The emergence of the Omicron variant of Covid-19 weighed on equities in Hong Kong and Singapore as investors feared additional lockdowns in China would impact these equity markets. Developed international equities declined in Q1 of 2022 as Russia’s invasion of Ukraine contributed to rising inflation and

FLEXSHARES ANNUAL REPORT	11

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

fears that energy supply shortages would impact economic growth. Equity markets in Hong Kong and Taiwan were also negatively impacted by a sharp rise in the number of Covid cases in China, leading to an increased number of cities being placed under lockdown. The selloff in developed international equities accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and tightening monetary policy increased the risk of a global recession. As global central banks struggled to keep pace with the aggressive key interest rate1 hikes by the U.S. Federal Reserve, the increasing interest rate differential caused the USD to strengthen versus many developed market currencies. Developed international equities generally traded higher in October of 2022 as corporate earnings showed resilience and investors interpreted statements by the European Central Bank regarding the likelihood of a recession as a potential reprieve to further key interest rate hikes in the near future.

Because of the changes in growth expectations and the rising rate environment, developed international investments trended downward during the 12 months ended October 31, 2022 and we believe the Morningstar value factor2 was a positive driver of Fund performance during the fiscal year ended October 31, 2022 as value stocks outperformed growth stocks3. The Morningstar size factor4, however, was a negative driver of Fund performance over the twelve months as small cap stocks underperformed large cap stocks. Overall, the positive performance derived from the Morningstar value factor exposures of the Underlying Index offset the negative performance of the Morningstar size factor, leading to the Underlying Index’s outperformance against the MSCI World ex-USA IMI Index5 by 0.25%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +6 basis points (“bps”)6, which is reflective of the Fund’s management fee (-39 bps), stock selection/futures (+17 bps), securities lending (+8 bps) and dividend tax differential (+20 bps).

The Morningstar Developed Markets ex-US Factor Tilt Index is the intellectual property (including registered trademarks) of Morningstar and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by Morningstar and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[1]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[2]

The Morningstar value factor seeks to identify stocks that are inexpensive relative to some measure of fundamental value (e.g., low price/book, low price/earnings, high dividend yields, etc.), which could result in outperformance relative to those that are pricier.

[3]	Growth stocks are defined as those issued by companies that are anticipated to grow at a rate significantly above the average for the market.
[4]

The Morningstar size factor measures a stock’s total capitalization, which can be found by multiplying the current share price by all the outstanding shares of the stock, and seeks to overweight smaller capitalization stocks.

[5]	The Morgan Stanley Capital International World ex USA Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries – excluding the U.S.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

12	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund Ticker:  TLTE

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	5 Year	10 Year	Fund Inception 9/25/2012

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Net Asset Value)	-27.32%	-3.05%	0.79%	0.70%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Market Price)	-27.75%	-3.22%	-1.43%	0.67%

Morningstar® Emerging Markets Factor Tilt IndexSM	-26.66%	-2.32%	1.50%	1.45%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.60% and the net expense ratio is 0.59%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Emerging Markets Factor Tilt Index SM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to size and value factors relative to the Morningstar Emerging Markets Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of companies incorporated in emerging-market countries. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt,” by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc., pursuant to its index methodology. The Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the broader emerging equity market by featuring size and value risk premiums, which Northern Trust Investments, Inc. believes have been historically demonstrated over a full market cycle. As of October 31, 2022, there were 3,293 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on emerging market equities generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) rose significantly and negatively impacted U.S. investors as returns in international currencies generally were hurt by the rising USD. Through Q4 of 2021, emerging equities traded lower as the rapid spread of the Omicron variant of Covid-19 stoked fears that a new round of lockdowns in China would hinder growth in the region. Russian equities were the worst performing market as geopolitical tensions with the West worsened due to the buildup of Russian troops on its border with Ukraine. Emerging markets continued to decline in Q1 of 2022 as Russia launched a full scale invasion into Ukraine and the U.S. and its European allies responded with sanctions. As part of

FLEXSHARES ANNUAL REPORT	13

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

these sanctions, Russian equity securities were removed from major emerging market indices in March. Increased Covid cases in China and the lockdown of several cities also weighed on markets. Due to rising commodity prices, equity markets in countries that export natural resources in Latin America and the Middle East were up for Q1 of 2022, but not enough to overcome the weakness in emerging markets in Europe and Asia Pacific. The selloff in emerging equities accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and USD strength increased the risk of a global recession. Emerging markets continued lower in October of 2022 driven primarily by declining China equity markets as Premier Xi was elected to a third five-year term, leading to speculation that nationalistic policies would be put in place that would limit China’s growth.

Investors showed a preference for value companies in emerging markets for the twelve months ending October 31, 2022, resulting in the high Morningstar value factor1 exposure being a positive driver of Fund performance as value stocks outperformed growth stocks.2 In addition, the Morningstar size factor3 was a positive driver of Fund performance over the twelve months as small cap stocks outperformed large cap stocks. Overall, the positive performance derived from the Morningstar value and size factor exposures of the Underlying Index was the primary source of the Underlying Index’s outperformance against the MSCI EM IMI Net Index4 by 3.43%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -66 basis points (“bps”)5, which is reflective of the Fund’s management fee (-59 bps), stock selection/futures (-12 bps), securities lending (+5 bps) and dividend tax differential (+1 bps), performance calculation differences between the Underlying Index and the Fund (-1 bp), India Capital Gains Taxes (-1 bps) and compounding of tracking error over time (+1 bps).

The Morningstar Emerging Markets Factor Tilt Index is the intellectual property (including registered trademarks) of Morningstar and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by Morningstar and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[1]

The Morningstar value factor seeks to identify stocks that are inexpensive relative to some measure of fundamental value (e.g., low price/book, low price/earnings, high dividend yields, etc.), which could result in outperformance relative to those that are pricier.

[2]	Growth stocks are defined as those issued by companies that are anticipated to grow at a rate significantly above the average for the market.
[3]

The Morningstar size factor measures a stock’s total capitalization, which can be found by multiplying the current share price by all the outstanding shares of the stock, and seeks to overweight smaller capitalization stocks.

[4]	The Morgan Stanley Capital International Emerging Markets Investable Market Index (IMI) captures large, mid and small cap representation across 27 Emerging Markets (EM) countries.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

14	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund Ticker:  QLC

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 9/23/2015

FlexShares US Quality Large Cap Index Fund Index Fund (Based on Net Asset Value)	-12.98%	9.08%	7.97%	9.73%

FlexShares US Quality Large Cap Index Fund Index Fund (Based on Market Price)	-12.88%	9.09%	7.91%	9.74%

S&P 500 Index	-14.61%	10.21%	10.44%	12.31%

Northern Trust Quality Large Cap IndexSM	-12.71%	9.40%	8.25%	10.06%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. Prior to July 11, 2022, the gross expense ratio of the Fund was 0.33% and the net expense ratio was 0.32%. Effective July 11, 2022, the gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.26%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Large Cap IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to quality, value and momentum factors relative to a universe of publicly traded U.S. large-capitalization equity securities. The universe is comprised of the 600 largest companies in the Northern Trust 1250 Index, a float- adjusted market-capitalization weighted index of U.S. domiciled companies. The Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the broader U.S. large-cap equity market by featuring quality, value and momentum risk premiums, which Northern Trust Investments, Inc. (“NTI”) believes have been historically demonstrated over a full market cycle. As of October 31, 2022, there were 173 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate1 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. Q1 of 2022 also saw a wide variance in sector performance as

FLEXSHARES ANNUAL REPORT	15

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

energy companies had outsized positive performance while the technology and communication services sectors were the worst performers. The selloff of U.S. equities accelerated in Q2 of 2022 as the Fed moved forward with aggressive key interest rate hikes to seek to combat rising inflation. The Fed increased the key interest rate by 0.50% in May and by 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. Economic data was better than expected, but there were some signals that a slowdown may be coming. U.S. equity markets continued lower in Q3 of 2022 as the Fed continued raising the key interest rate with two 0.75% increases in July and September. Gross Domestic Product data showed year-over-year growth to be negative for Q2 of 2022, marking the second consecutive quarter of negative growth. Domestic equities rebounded in October of 2022 as corporate earnings reported over the month were generally better than expected. Sector performance dispersion was again large as the energy sector continued to outpace the rest of the U.S. equity market.

Because of the changes in growth expectations and the rising rate environment, U.S. domestic investments trended downward during the 12 months ended October 31, 2022 and we believe the value factor2 was a positive driver of Fund performance during the fiscal year ended October 31, 2022 as value stocks outperformed growth stocks3. In addition, we believe that investors showed a preference for high quality factor4 companies within the large cap universe utilized by the Underlying Index, resulting in the high-quality factor exposure enhancing Fund performance over the 12 months. The momentum factor exposure5 of the Underlying Index was also a positive driver of Fund performance as positive momentum companies outperformed negative momentum companies over the twelve months. Overall, the positive performance from the value, quality and momentum exposures of the Underlying Index were the primary sources of the Underlying Index’s outperformance relative to the

S&P 500 Index6 by 1.90%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -27 basis points (“bps”)7, which is reflective of the management fee (-25 bps), stock selection/futures (-5 bps), securities lending (+1 bps), performance calculation differences between the Underlying Index and the Fund (+1 bps) and compounding of tracking error over time (+1 bps).

[1]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[2]	The value factor is a factor reflecting the current worth of a company relative to its own historical value, book value, or valuation versus peers.

[3]	Growth stocks are defined as those issued by companies that are anticipated to grow at a rate significantly above the average for the market.
[4]	The quality factor is a factor that seeks to identify companies that exhibit financial strength and stability relative to the market.

[5]	The momentum factor is a factor that reflects market sentiment and changes in security price over a given time period.

[6]	The Standard & Poor’s 500 Index is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

16	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® US ESG Select Index Fund Ticker:  ESG

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 7/13/2016

FlexShares STOXX® US ESG Select Index Fund (Based on Net Asset Value)	-16.51%	10.27%	10.61%	12.02%

FlexShares STOXX® US ESG Select Index Fund (Based on Market Price)	-16.52%	10.27%	10.59%	12.03%

Russell 1000® Index	-16.38%	9.98%	10.20%	11.60%

STOXX® USA ESG Select KPIs Index	-16.61%	10.07%	10.13%	11.53%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.33% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX USA ESG Select KPIs Index (“Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, score better with respect to a set of environmental, social and governance (“ESG”) key performance indicators relative to the U.S. companies in the STOXX Global 1800 Index, a float adjusted market-capitalization weighted index of companies incorporated in the U.S. and in developed international markets. As of October 31, 2022, there were 271 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate1 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. Q1 of 2022 also saw a wide variance in sector performance as energy companies had outsized positive performance while the technology and communication services sectors were the

[1]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

FLEXSHARES ANNUAL REPORT	17

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® US ESG Select Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

worst performers. The selloff of U.S. equities accelerated in Q2 of 2022 as the Fed moved forward with aggressive key interest rate hikes to seek to combat rising inflation. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. Economic data was better than expected, but there were some signals that a slowdown may be coming. U.S. equity markets continued lower in Q3 of 2022 as the Fed continued raising the key interest rate with two 0.75% increases in July and September. Gross Domestic Product data showed year-over-year growth to be negative for Q2 of 2022, marking the second consecutive quarter of negative growth. Domestic equities rebounded in October of 2022 as corporate earnings reported over the month were generally better than expected. Sector performance dispersion was again large as the energy sector continued to outpace the rest of the U.S. equity market.

The Underlying Index had a negative total return during the 12 months ended October 31, 2022, and underperformed domestic equity markets, as defined by the Russell 1000® Index2 by -0.23%. The Underlying Index’s ESG-tilted approach led to overweight Fund exposure to the communication services and consumer discretionary sectors that detracted from Fund performance. Likewise, the ESG tilt led to underweights to the industrials, consumer staples, materials and utilities sectors that were negative drivers of Fund performance. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +10 basis points (“bps”)3, which is reflective of the management fee (-32 bps), stock selection/futures (-4 bps) and dividend tax differential (+46 bps).

The STOXX USA ESG Select KPIs Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by STOXX and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[2]	The Russell 1000® Index refers to a stock market index that represents the 1000 top companies in the United States.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

18	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® Global ESG Select Index Fund Ticker:  ESGG

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 7/13/2016

FlexShares STOXX® Global ESG Select Index Fund (Based on Net Asset Value)	-19.35%	6.71%	6.93%	9.35%

FlexShares STOXX® Global ESG Select Index Fund (Based on Market Price)	-19.55%	6.70%	6.89%	9.35%

MSCI World Index	-18.48%	6.11%	6.37%	8.55%

STOXX® Global ESG Select KPIs Index	-19.30%	6.79%	6.99%	9.37%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.43% and the net expense ratio is 0.42%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX Global ESG Select KPIs Index (the “Underlying Index”) The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, score better with respect to a set of environmental, social and governance (“ESG”) key performance indicators relative to the STOXX Global 1800 Index, the parent index, a float-adjusted market-capitalization weighted index of companies incorporated in the U.S. and in developed international markets. As of October 31, 2022, there were 887 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on global equities generally traded lower. Through Q4 of 2021 global equity markets rose as economic data suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. Global equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. The selloff in global equities accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and tightening monetary policy increased the risk of a global recession. Global equities traded higher in October of 2022 as corporate earnings reported over the month were generally better than expected.

The Underlying Index had a negative total return during the 12 months ended October 31, 2022 and underperformed global equity markets, as defined by the MSCI World Index1, by -0.82%. The Underlying

[1]	The Morgan Stanley Capital International World Index captures large and mid-cap representation across 23 Developed Markets countries.

FLEXSHARES ANNUAL REPORT	19

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® Global ESG Select Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Index’s ESG-tilted approach led to underweight Fund exposure to the industrials, utilities and financials sectors as well as an overweight to the consumer discretionary sector that detracted from Fund performance. The ESG tilt also led to overweights to the healthcare and technology sectors that were beneficial to Fund performance. Overall the overweights to healthcare and technology were not enough to overcome the negative performance in other sector overweights and underweights and the Underlying Index underperformed the MSCI World Index. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -5 basis points (“bps”)2, which is reflective of the management fee (-42 bps), stock selection/futures (-2 bps), securities lending (+1 bps), dividend tax differential (+39 bps), and compounding of tracking error over time (-1 bps).

The STOXX Global ESG Select KPIs Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by STOXX and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

20	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Large Cap Core Index Fund Ticker:  FEUS

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	Fund Inception 9/20/2021

FlexShares ESG & Climate US Large Cap Core Index Fund (Based on Net Asset Value)	-16.09%	-9.40%

FlexShares ESG & Climate US Large Cap Core Index Fund (Based on Market Price)	-16.07%	-9.40%

S&P 500 Index	-14.61%	-8.73%

Northern Trust ESG & Climate US Large Cap Core Index	-16.08%	-9.35%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.10% and the net expense ratio is 0.09%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate US Large Cap Core IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to publicly-traded U.S. large capitalization equity securities, i.e., the 600 largest companies in the Northern Trust 1250 IndexSM (the “Starting Universe”), as measured by largest float adjusted market capitalization. The Underlying Index is designed to minimize tracking differences relative to the Starting Universe, while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Starting Universe. As of October 31, 2022, there were 185 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate1 by 0.25% in March

[1]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

FLEXSHARES ANNUAL REPORT	21

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Large Cap Core Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

2022 and signaled more aggressive key interest rate hikes may be necessary. Q1 of 2022 also saw a wide variance in sector performance as energy companies had outsized positive performance while the technology and communication services sectors were the worst performers. The selloff of U.S. equities accelerated in Q2 of 2022 as the Fed moved forward with aggressive key interest rate hikes to seek to combat rising inflation. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. Economic data was better than expected, but there were some signals that a slowdown may be coming. U.S. equity markets continued lower in Q3 of 2022 as the Fed continued raising the key interest rate with two 0.75% increases in July and September. Gross Domestic Product data showed year-over-year growth to be negative for Q2 of 2022, marking the second consecutive quarter of negative growth. Domestic equities rebounded in October of 2022 as corporate earnings reported over the month were generally better than expected. Sector performance dispersion was again large as the energy sector continued to outpace the rest of the U.S. equity market.

Surging commodity prices and concerns over natural resource shortages had a negative impact on the climate-related tilt of the Fund as companies that scored poorer on carbon-related measures outperformed during the 12 months ended October 31, 2022. In addition, companies with higher ESG characteristics also were a negative driver of Fund performance over the 12 months. Overall, the negative performance from the climate-related risk reduction and the aggregate higher ESG characteristics of the Underlying Index were the primary sources of the Underlying Index’s underperformance relative to the S&P 500 Index2 by -1.47%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -1 basis point (“bps”)3, which is reflective of the management fee

(-9 bps), stock selection/futures (+6 bps), performance calculation differences between the Underlying Index and the Fund (+1 bps) and compounding of tracking error over time (+1 bps).

[2]	The Standard & Poor’s 500 Index is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

22	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Core Index Fund Ticker:  FEDM

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	Fund Inception 9/20/2021

FlexShares ESG & Climate Developed Markets Ex-US Core Index Fund (Based on Net Asset Value)	-23.36%	-19.59%

FlexShares ESG & Climate Developed Markets Ex-US Core Index Fund (Based on Market Price)	-23.47%	-19.39%

MSCI World ex-US Index	-22.04%	-18.81%

Northern Trust ESG & Climate Developed Markets ex-US Core Index	-23.43%	-19.73%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.13% and the net expense ratio is 0.12%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to publicly traded equity securities issued by companies domiciled in developed market countries, excluding the U.S. The Underlying Index is designed to minimize tracking differences relative to the Northern Trust Developed Markets ex-US Large Cap IndexSM (the “Parent Index”), while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Parent Index. As of October 31, 2022, there were 309 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on developed international equities generally traded lower. Over the course of the 12-month period the U.S. dollar (USD) rose significantly and negatively impacted U.S. investors as returns in international currencies generally were hurt by the rising USD. Through Q4 of 2021, developed international markets were relatively flat as strength in the European and U.K. equity markets was offset by weakness is the Asia Pacific equity markets. The emergence of the Omicron variant of Covid-19 weighed on equities in Hong Kong and Singapore as investors feared additional lockdowns in China would impact these equity markets.

FLEXSHARES ANNUAL REPORT	23

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Core Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Developed international equities declined in Q1 of 2022 as Russia’s invasion of Ukraine contributed to rising inflation and fears that energy supply shortages would impact economic growth. Equity markets in Hong Kong and Taiwan were also negatively impacted by a sharp rise in the number of Covid cases in China, leading to an increased number of cities being placed under lockdown. The selloff in developed international equities accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and tightening monetary policy increased the risk of a global recession. As global central banks struggled to keep pace with the aggressive key interest rate1 hikes by the U.S. Federal Reserve, the increasing interest rate differential caused the USD to strengthen versus many developed international market currencies. Developed international equities generally traded higher in October of 2022 as corporate earnings showed resilience and investors interpreted statements by the European Central Bank regarding the likelihood of a recession as a potential reprieve to further key interest rate hikes in the near future.

Surging commodity prices and concerns over natural resource shortages had a negative impact on the climate-related tilt of the Fund as companies that scored poorer on carbon-related measures outperformed during the 12 months ended October 31, 2022. In addition, companies with higher ESG characteristics also were a negative driver of Fund performance over the 12 months. Overall, the negative performance from the climate-related risk reduction and the aggregate higher ESG characteristics of the Underlying Index were the primary sources of the Underlying Index’s underperformance relative to the MSCI World ex-US Index2 by -1.39%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +7 basis points (“bps”)3, which is reflective of the management fee (-12 bps), stock selection/futures (+19 bps), dividend tax differential (+2 bps), and compounding of tracking error over time (-2 bps).

[1]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[2]	The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries*— excluding the United States.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

24	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Core Index Fund Ticker:  FEEM

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

Fund Inception 4/20/2022

FlexShares ESG & Climate Emerging Markets Core Index Fund (Based on Net Asset Value)	-21.47%

FlexShares ESG & Climate Emerging Markets Core Index Fund (Based on Market Price)	-21.00%

MSCI Emerging Markets Index	-21.06%

Northern Trust ESG & Climate Emerging Markets Core Index	-21.66%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Emerging Markets Core IndexSM (the “Underlying Index”) The Underlying Index is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to publicly traded equity securities issued by companies domiciled in emerging market countries. The Underlying Index is designed to minimize tracking differences relative to the Northern Trust Emerging Markets Large Cap IndexSM (the “Parent Index”), while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Parent Index. As of October 31, 2022, there were 251 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the period ending October 31, 20221, prices on emerging market equities generally traded lower. Over the course of the period ending October 31, 2022, the U.S. dollar (USD) rose significantly and negatively impacted U.S. investors as returns in international currencies generally were hurt by the rising of the dollar. Through Q2 and Q3 of 2022 emerging equities traded lower as Russia’s invasion of Ukraine continued and the U.S. and its European allies responded with sanctions. The selloff was also impacted by rising inflation, energy shortages and USD strength that increased the risk of a global

[1]	The Fund commenced investment operations on April 20, 2022.

FLEXSHARES ANNUAL REPORT	25

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Core Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

recession. Emerging markets continued lower in October of 2022 driven primarily by declining China equity markets as Premier Xi was elected to a third five-year term, leading to speculation that nationalistic policies would be put in place that would limit China’s growth.

From inception through October 31, 2022 the total return for the Fund was -21.47% compared to the MSCI Emerging Markets Index2 that returned -21.06%. Surging commodity prices and concerns over natural resource shortages had a negative impact on the climate-related tilt of the Fund as companies that scored poorer on carbon-related measures outperformed during the period from inception through October 31, 2022. In addition, companies with higher ESG characteristics also were a negative driver of Fund performance over the period ending October 31, 2022. Overall, the negative performance from the climate-related risk reduction and the aggregate higher ESG characteristics of the Underlying Index were the primary sources of the Underlying Index’s underperformance relative to the MSCI World ex-US Index by -36 basis points (“bps”)3. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period from inception through October 31, 2022 was +19 bps, which is reflective of the management fee (-9 bps), stock selection/futures (+18 bps), performance calculation differences between the Underlying Index and the Fund (+1 bps) and compounding of tracking error over time (+9 bps).

26	FLEXSHARES ANNUAL REPORT
[2]	The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund Ticker:  GUNR

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	5 Year	10 Year	Fund Inception 9/16/2011

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Net Asset Value)	12.20%	9.34%	4.88%	4.45%

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Market Price)	12.01%	9.30%	4.85%	4.46%

Morningstar® Global Upstream Natural Resources IndexSM	12.96%	9.93%	5.36%	4.88%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.47% and the net expense ratio is 0.46%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Global Upstream Natural Resources IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities that are traded in or are issued by companies classified as developed or emerging markets (including the U.S.), as determined by Morningstar, Inc., the index provider, pursuant to its index methodology. The companies included in the Underlying Index have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors, as determined by the index provider, pursuant to its index methodology. As of October 31, 2022, there were 120 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective and a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on global equities generally traded lower. Through Q4 of 2021, U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. Commodity and natural resources prices surged in Q1 of 2022 as we believe investor concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the potential impact of sanctions from the U.S. and European countries on overall global commodity prices. As part of these sanctions, Russian equity securities were removed from market indices in early March. Many commodity and natural resources prices moved higher during the fiscal year, especially crude oil, refined oil products and grains. Supplies of these raw materials from Russia and Ukraine were disrupted leading to concerns over shortages in 2022 and beyond. The sudden removal of energy supplies in Q1 of 2022 due to sanctions against Russian energy exports, combined by production discipline by the Organization of Petroleum Exporting

FLEXSHARES ANNUAL REPORT	27

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Countries (OPEC) and limitations on oilfield equipment and labor all combined to lower global supplies while energy demand remained fairly steady. European natural gas price increases reached record highs as Russia severally restricted supplies. West Texas Intermediate (“WTI”) crude oil prices began the fiscal year near $84 per barrel, spiked to over $120 per barrel in March and again in Q3 of 2022 eventually ending the fiscal year over $85 per barrel1. U.S. natural gas futures were up nearly 53%2 during the same time span, while Euro natural gas futures were 30% higher after raising as much as 380%3 by August.

In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate4 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. In Q2 of 2022, the Fed moved forward with two more rounds of key interest rate rate hikes in an effort to combat rising inflation as seen in the Consumer Price Index.5 The Fed continued raising the key interest rate again with two 0.75% increases in July and September. Due to these continuing key interest rate hikes, the U.S. dollar (USD) rose significantly in comparison to other global currencies. A stronger USD is typically a negative for global commodity prices and negatively impacts U.S. investors’ returns on foreign equity holdings.

Overall Industrial metals prices, such as copper, aluminum, zinc and tin were lower for the fiscal year. Prices fell during the period as China, the top marginal consumer of many of these metals, shutdown major areas of the country due to the country’s zero-COVID virus policy. Additionally, China’s real estate sector saw a slowdown due to the COVID shutdowns and leverage concerns among many property developers, thereby slowing construction. Prices were volatile during the period as concerns over supplies normally derived from Russia plus the uncertainty over future global growth with tightening Central Bank monetary policies and the European energy crisis. Precious metals prices were lower as higher interest rates and the strong USD lessened demand. Lithium saw strong price performance due to increasing environmental battery demand and continued challenges in supplies.

Grains posted strong price performance for a third straight year as the Ukraine conflict, droughts in Europe and other grain growing regions limited global supplies. Protein prices (cattle, hogs, poultry, and fish) also posted strong price performance. U.S. fertilizer chemicals (potash, nitrogen, phosphate) were all materially higher on increased input costs, supply constraints and global demand. U.S. lumber prices were especially volatile during the fiscal year. Continued housing demand combined with lumber mill capacity issues drove lumber futures prices6 up significantly by end of Q1 of 2022. We believe once U.S. mortgage rates moved higher in response to the change in the Fed’s monetary policy and housing demand fell, lumber futures subsequently declined by the end of the fiscal year.

For the 12-month period ended October 31, 2022, the Underlying Index outperformed the global natural resource equity markets, as defined by the S&P Global Natural Resources Index7, by +681 basis points (bps)8. Due to the Underlying Index’s focus on the upstream section of the natural resource supply chain, security selection in Energy aided returns. Sector allocation and security selection in Agriculture, Metals and Timber also benefitted performance versus the benchmark. The Water Resources sector was a drag on performance as higher interest rates negatively impacted returns due to the capital intensive nature of the sector. Tracking difference for the period between the Fund’s NAV and the Underlying Index was -76 bps, which is reflective of the Fund’s management fee (-46 bps), futures (-19 bps), foreign dividend tax differential treatment (+4 bps), securities lending (+3 bps), security selection (-1 bps), transaction costs (-3 bps), and other expenses including compounding of expenses during rising markets (-14 bps).

The Morningstar Global Upstream Natural Resources Index is the intellectual property (including registered trademarks) of Morningstar and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by Morningstar and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[1]	Source: Bloomberg, USCRWTIC Index (October 31, 2021 – October 31, 2022).

[2]	Source: Bloomberg, NGUSHHUB Commodity (October 31, 2021 – October 31, 2022).

[3]	Source: Bloomberg, TTFG1MON Commodity (October 31, 2021 – October 31, 2022).

[4]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[5]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

[6]	Source: Bloomberg, LB1 Lumber Generic Near Term Commodity Contract (October 31, 2021 – October 31, 2022).

[7]

The Standard & Poor’s Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

[8]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

28	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund Ticker:  NFRA

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 10/8/2013

FlexShares STOXX® Global Broad Infrastructure Index Fund (Based on Net Asset Value)	-13.92%	-0.28%	2.85%	4.80%

FlexShares STOXX® Global Broad Infrastructure Index Fund (Based on Market Price)	-13.90%	-0.26%	2.87%	4.81%

STOXX® Global Broad Infrastructure Index	-13.99%	-0.39%	2.73%	4.70%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX Global Broad Infrastructure Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, offer broad exposure to publicly traded developed- and emerging-market infrastructure companies, including U.S. companies, as defined by STOXX Ltd. (“STOXX”) pursuant to its index methodology. As of October 31, 2022, there were 176 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on global equities generally traded lower. Through Q4 of 2021 global equity markets rose as economic data suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. Global equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. As part of these sanctions, Russian equity securities were removed from major global indices in March of 2022. The selloff in global equities accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and tightening monetary policy increased the risk of a global recession. Global equities traded higher in October of 2022 as corporate earnings reported over the month were generally better than expected.

The Underlying Index had a negative total return during the 12 months ended October 31, 2022, and underperformed the global infrastructure market, as defined by

FLEXSHARES ANNUAL REPORT	29

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

the S&P Global Infrastructure Index,1 by -8.56%. The Underlying Index’s exposures to the communication, energy, utilities and social infrastructure sectors negatively contributed to Fund performance, while exposure to transportation infrastructure positively benefited Fund performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +7 basis points (“bps”)2, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+5 bps), securities lending (+3 bps), dividend tax differential (+49 bps), India Cap Gain Taxes (-1 bps) and compounding of tracking error over time (-2 bps).

The STOXX Global Infrastructure Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by STOXX and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[1]	The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

30	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund Ticker:  GQRE

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 11/5/2013

FlexShares Global Quality Real Estate Index Fund (Based on Net Asset Value)	-23.51%	-5.01%	-0.46%	3.33%

FlexShares Global Quality Real Estate Index Fund (Based on Market Price)	-23.82%	-5.09%	-0.52%	3.32%

FTSE EPRA/NAREIT Developed IndexSM	-24.95%	-6.32%	-0.17%	2.20%

Northern Trust Global Quality Real Estate IndexSM	-23.75%	-5.26%	-0.60%	3.22%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.46% and the net expense ratio is 0.45%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Global Quality Real Estate IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to quality, value and momentum factors relative to the Northern Trust Global Real Estate Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of publicly traded equity securities of U.S. and non-U.S. real estate investment trusts and real estate operating companies. In addition, the Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the global publicly traded real-estate market by featuring quality, value and momentum risk premiums, which Northern Trust Investments, Inc. (“NTI”) believes have been historically demonstrated over a full market cycle. As of October 31, 2022, there were 145 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on global equities generally traded lower. Through Q4 of 2021 global equity markets rose as economic data suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. Global equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. As part of these sanctions, Russian equity securities were removed from major global indices in March of 2022. The selloff in global equities accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and tightening monetary policy increased the risk of a

FLEXSHARES ANNUAL REPORT	31

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

global recession. Global equities traded higher in October of 2022 as corporate earnings reported over the month were generally better than expected.

The Underlying Index had a negative total return during the 12 months ended October 31, 2022, but outperformed the global equity real estate markets, as defined by the FTSE EPRA/NAREIT Developed Net Index1, by 1.20%. The quality2 and momentum3 factor exposures of the Underlying Index were positive drivers of Fund performance while the value4 factor exposure was a negative driver of Fund performance. Overall, the positive exposure to quality and momentum was enough to offset the headwinds from the negative performance derived from the value exposure. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was +24 basis points (“bps”)5, which is reflective of the Fund’s management fee (-45 bps), stock selection/futures (+34 bps), securities lending (+2 bps), dividend tax differential (+37 bps), performance calculation differences between the Underlying Index and the Fund (-1 bp) and compounding of tracking error over time (-3 bps).

[1]	The FTSE EPRA/NAREIT Developed Net Index is an index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide.

[2]	The quality factor is a factor that seeks to identify companies that exhibit financial strength and stability relative to the Parent Index.

[3]	The momentum factor is a factor that reflects market sentiment and changes in a security price over a given time period.

[4]	The value factor is a factor reflecting the current worth of a company relative to its own historical value, book value or valuation versus peers.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

32	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund Ticker:  ASET

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 11/23/2015

FlexShares Real Assets Allocation Index Fund (Based on Net Asset Value)	-11.49%	1.19%	3.40%	5.03%

FlexShares Real Assets Allocation Index Fund (Based on Market Price)	-11.46%	1.18%	3.34%	5.05%

MSCI ACWI Index	-19.96%	4.84%	5.24%	7.29%

Northern Trust Real Assets Allocation IndexSM	-11.34%	1.32%	3.52%	5.16%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.05% and the net expense ratio is 0.57%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Real Assets Allocation IndexSM (the “Underlying Index”). The Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in the shares of other FlexShares ETFs (each an “Underlying Fund,” and together, the “Underlying Funds”) that are eligible for inclusion in the Underlying Index, rather than in securities of individual companies. The Underlying Funds themselves seek investment results corresponding to their own respective underlying indexes. The Underlying Funds invest primarily in separate sets of securities representing or providing exposures to global “real assets.” Real assets are defined by the index provider as physical or tangible assets. Examples of real assets include but are not limited to commodities, precious metals, oil, and real estate. Each Underlying Fund has its own risk profile and will contribute differently to the overall risk profile of the Fund. Each of the Underlying Funds invests in equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets (including the U.S.). Certain of the Underlying Funds may invest in publicly traded units of master limited partnerships and real estate investment trusts. As of October 31, 2022, there were three Underlying Funds in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI generally intends to replicate the constituent securities of the Underlying Index to manage the Fund but may use representative sampling in certain circumstances. “Representative sampling” means investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on global equities generally traded lower. Through Q4 of 2021 global equity markets rose as economic data suggested continued growth, allaying concerns

FLEXSHARES ANNUAL REPORT	33

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

over a spike in Covid cases due to the Omicron variant. Global equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. As part of these sanctions, Russian equity securities were removed from major global indices in March of 2022. The selloff in global equities accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and tightening monetary policy increased the risk of a global recession. Global equities traded higher in October of 2022 as corporate earnings reported over the month were generally better than expected.

The Underlying Index had a negative total return during the 12 months ended October 31, 2022, but outperformed the global equity markets, as defined by the MSCI All Country World Index (ACWI)1 by 8.62%. The Underlying Index outperformed the MSCI All Country World Index due to the Underlying Index’s greater allocation to infrastructure relative to its real estate allocation, as well as its inclusion of natural resources, which had a positive total return for the 12 months. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -15 basis points (“bps”)2, which is largely reflective of the Fund’s management fee (-57 bps), a reimbursement amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Funds (+46 bps), stock selection/futures (-3 bps) and performance calculation differences between the Underlying Index and the Fund (-1 bp).

[1]

The Morgan Stanley Capital International All Country World Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and is designed to provide a broad measure of stock performance throughout the world.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

34	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund Ticker:  QDF

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Index Fund (Based on Net Asset Value)	-8.29%	6.90%	7.31%	10.86%

FlexShares Quality Dividend Index Fund (Based on Market Price)	-8.27%	6.89%	7.31%	10.87%

Russell 1000® Index	-16.38%	9.98%	10.20%	12.74%

Northern Trust Quality Dividend IndexSM	-7.95%	7.45%	7.84%	11.39%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust Quality Dividend IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust 1250 Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that have enhanced risk-return characteristics and that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is similar to that of the Parent Index. As of October 31, 2022, there were 127 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index and time period. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	35

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate3 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. Q1 of 2022 also saw a wide variance in sector performance as energy companies had outsized positive performance while the technology and communication services sectors were the worst performers. The selloff of U.S. equities accelerated in Q2 of 2022 as the Fed moved forward with aggressive key interest rate hikes to seek to combat rising inflation. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. Economic data was better than expected, but there were some signals that a slowdown may be coming. U.S. equity markets continued lower in Q3 of 2022 as the Fed continued raising the key interest rate with two 0.75% increases in July and September. Gross Domestic Product data showed year-over-year growth to be negative for Q2 of 2022, marking the second consecutive quarter of negative growth. Domestic equities rebounded in October of 2022 as corporate earnings reported over the month were generally better than expected. Sector performance dispersion was again large as the energy sector continued to outpace the rest of the U.S. equity market.

Because of the changes in growth expectations and the rising rate environment, U.S. domestic investments trended downward during the 12 months ended October 31, 2022 and we believe the dividend yield factor4 was a positive driver of Fund performance as higher yielding investments outperformed lower yielding and non-dividend paying investments. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor5 companies, resulting in the high-quality factor exposure augmenting Fund performance over the

12 months. Overall, the positive performance derived from the dividend and quality factor exposures of the Underlying Index were the primary sources of the Underlying Index’s outperformance against the Russell 1000® Index6 by 8.43%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -34 basis points (“bps”)7, which is reflective of the management fee (-37 bps), stock selection/futures (-1 bps), securities lending (+3 bps), and compounding of tracking error over time (+1 bps).

[3]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[4]	Dividend yield factor is a factor that seeks to identify companies that realize a dividend yield above the Parent Index.
[5]	The quality factor is a factor that seeks to identify companies that exhibit stable returns relative to the market.

[6]	The Russell 1000® Index refers to a stock market index that represents the 1000 top companies in the United States.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

36	FLEXSHARES ANNUAL REPORT

FlexShares® Quality	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dividend Defensive Index Fund Ticker:  QDEF

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Defensive Index Fund (Based on Net Asset Value)	-7.53%	5.86%	7.51%	10.78%

FlexShares Quality Dividend Defensive Index Fund (Based on Market Price)	-7.48%	5.87%	7.53%	10.78%

Russell 1000® Index	-16.38%	9.98%	10.20%	12.74%

Northern Trust Quality Dividend Defensive IndexSM	-7.09%	6.23%	8.10%	11.33%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust Quality Dividend Defensive IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust 1250 Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that have enhanced risk-return characteristics and that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is lower in relation to that of the Parent Index. As of October 31, 2022, there were 109 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index and time period. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	37

FlexShares® Quality	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate3 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. Q1 of 2022 also saw a wide variance in sector performance as energy companies had outsized positive performance while the technology and communication services sectors were the worst performers. The selloff of U.S. equities accelerated in Q2 of 2022 as the Fed moved forward with aggressive key interest rate hikes to seek to combat rising inflation. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. Economic data was better than expected, but there were some signals that a slowdown may be coming. U.S. equity markets continued lower in Q3 of 2022 as the Fed continued raising the key interest rate with two 0.75% increases in July and September. Gross Domestic Product data showed year-over-year growth to be negative for Q2 of 2022, marking the second consecutive quarter of negative growth. Domestic equities rebounded in October of 2022 as corporate earnings reported over the month were generally better than expected. Sector performance dispersion was again large as the energy sector continued to outpace the rest of the U.S. equity market.

Because of the changes in growth expectations and the rising rate environment, U.S. domestic investments trended downward during the 12 months ended October 31, 2022 and we believe the dividend yield factor4 was a positive driver of Fund performance as higher yielding investments outperformed lower yielding and non-dividend paying investments. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor5 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Overall, the positive performance derived from the dividend and quality factor exposures along with the low beta factor exposures of the Underlying Index were the primary sources of the Underlying Index’s outperformance against the Russell 1000® Index6 by 9.29%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -44 basis points (“bps”)7, which is reflective of the management fee (-37 bps), stock selection/futures (-10 bps), securities lending (+3 bps), performance calculation differences between the Underlying Index and the Fund (-1 bp), and compounding of tracking error over time (+1 bps).

[3]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[4]	Dividend yield factor is a factor that seeks to identify companies that realize a dividend yield above the Parent Index.

[5]	The quality factor is a factor that seeks to identify companies that exhibit stable returns relative to the market.

[6]	The Russell 1000® Index refers to a stock market index that represents the 1000 top companies in the United States.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

38	FLEXSHARES ANNUAL REPORT

FlexShares® Quality	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dividend Dynamic Index Fund Ticker:  QDYN

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	-9.23%	10.00%	8.86%	11.52%

FlexShares Quality Dividend Dynamic Index Fund (Based on Market Price)	-9.20%	10.02%	8.89%	11.52%

Russell 1000® Index	-16.38%	9.98%	10.20%	12.74%

Northern Trust Quality Dividend Dynamic IndexSM	-8.87%	10.39%	9.20%	11.90%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust Quality Dividend Dynamic IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust 1250 Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that have enhanced risk return characteristics and that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is higher in relation to that of the Parent Index. As of October 31, 2022, there were 124 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index and time period. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	39

FlexShares® Quality	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate3 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. Q1 of 2022 also saw a wide variance in sector performance as energy companies had outsized positive performance while the technology and communication services sectors were the worst performers. The selloff of U.S. equities accelerated in Q2 of 2022 as the Fed moved forward with aggressive key interest rate hikes to seek to combat rising inflation. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. Economic data was better than expected, but there were some signals that a slowdown may be coming. U.S. equity markets continued lower in Q3 of 2022 as the Fed continued raising the key interest rate with two 0.75% increases in July and September. Gross Domestic Product data showed year-over-year growth to be negative for Q2 of 2022, marking the second consecutive quarter of negative growth. Domestic equities rebounded in October of 2022 as corporate earnings reported over the month were generally better than expected. Sector performance dispersion was again large as the energy sector continued to outpace the rest of the U.S. equity market.

Because of the changes in growth expectations and the rising rate environment, U.S. domestic investments trended downward during the 12 months ended October 31, 2022 and we believe the dividend yield factor4 was a positive driver of Fund performance as higher yielding investments outperformed lower yielding and non-dividend paying investments. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor5 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Because U.S. equities moved lower over the

12 months, we believe that the high beta exposure detracted from Fund performance. Overall, the positive performance derived from the yield and quality factor exposures of the Underlying Index were enough to offset the negative performance of its high beta exposure leading to the Underlying Index’s outperformance against the Russell 1000® Index6 by 7.51%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -36 basis points (“bps”)7, which is reflective of the management fee (-37 bps), stock selection/futures (-3 bps), securities lending (+3 bps) and compounding of tracking error over time (+1 bp).

[3]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[4]	Dividend yield factor is a factor that seeks to identify companies that realize a dividend yield above the Parent Index.

[5]	The quality factor is a factor that seeks to identify companies that exhibit stable returns relative to the market.

[6]	The Russell 1000 Index refers to a stock market index that represents the 1000 top companies in the United States.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

40	FLEXSHARES ANNUAL REPORT

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund Ticker:  IQDF

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Index Fund (Based on Net Asset Value)	-24.11%	-2.92%	-2.35%	0.98%

FlexShares International Quality Dividend Index Fund (Based on Market Price)	-24.52%	-2.98%	-2.44%	0.96%

MSCI AC World ex USA Index	-24.73%	-1.68%	-0.60%	2.39%

Northern Trust International Quality Dividend IndexSM	-24.06%	-2.66%	-2.20%	1.30%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust International Quality Dividend IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust International Large Cap Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that have enhanced risk return characteristics and that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is similar to that of the Parent Index. As of October 31, 2022, there were 202 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on international equities generally traded lower. Over the course of the 12-month period the U.S. dollar (USD) rose significantly and negatively impacted U.S. investors as returns in international currencies generally were hurt by the rising USD. Through Q4 of 2021, international equities

[1]	Northern Trust International Large Cap Index is a float-adjusted market-capitalization weighted index comprised of non-U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index and time period. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	41

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

traded lower as the rapid spread of the Omicron variant of Covid-19 stoked fears that a new round of lockdowns in China would hinder growth in the region. International equity markets continued to decline in Q1 of 2022 as Russia launched a full scale invasion into Ukraine and the U.S. and its European allies responded with sanctions. As part of these sanctions, Russian equity securities were removed from major international market indices in March. The selloff in international equities accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and tightening monetary policy increased the risk of a global recession. As global central banks struggled to keep pace with the aggressive key interest rate3 hikes by the U.S. Federal Reserve, the increasing interest rate differential caused the USD to strengthen versus many global currencies. International equities generally traded higher in October of 2022 as corporate earnings showed resilience and investors interpreted statements by the European Central Bank regarding the likelihood of a recession as a potential reprieve to further key interest rate hikes in the near future.

Because of the changes in growth expectations and the rising rate environment, international investments trended downward during the 12 months ended October 31, 2022 and we believe the dividend yield factor4 was a positive driver of Fund performance as high yielding investments outperformed low yielding and non-dividend paying investments. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor5 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Overall, the positive performance derived from the dividend and quality factor exposures of the Underlying Index were the primary sources of the Underlying Index’s outperformance against the MSCI ACWI ex USA Index6 by 0.67%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -5 basis points (“bps”)7, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures

(+32 bps), securities lending (+5 bps), performance calculation differences between the Underlying Index and the Fund (+3 bps), and compounding of tracking error over time (+2 bps).

[3]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[4]	Dividend yield factor is a factor that seeks to identify companies that realize a dividend yield above the Parent Index.

[5]	The quality factor is a factor that seeks to identify companies that exhibit stable returns relative to the market.
[6]

The Morgan Stanley Capital International All Country World Index Ex-U.S. is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

42	FLEXSHARES ANNUAL REPORT

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund Ticker:  IQDE

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Defensive Index Fund (Based on Net Asset Value)	-22.06%	-2.89%	-2.37%	0.52%

FlexShares International Quality Dividend Defensive Index Fund (Based on Market Price)	-22.29%	-2.98%	-2.53%	0.48%

MSCI AC World ex USA Index	-24.73%	-1.68%	-0.60%	2.39%

Northern Trust International Quality Dividend Defensive IndexSM	-21.86%	-2.57%	-2.13%	0.98%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust International Quality Dividend Defensive IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust International Large Cap Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that have enhanced risk return characteristics and that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is less than that of the Parent Index. As of October 31, 2022, there were 210 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on international equities generally traded lower. Over the course of the 12-month period the U.S. dollar (USD) rose significantly and negatively impacted U.S. investors as returns in international currencies generally were hurt by the rising dollar. Through Q4 of 2021, international equities

[1]	Northern Trust International Large Cap Index is a float-adjusted market-capitalization weighted index comprised of non-U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index and time period. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	43

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

traded lower as the rapid spread of the Omicron variant of Covid-19 stoked fears that a new round of lockdowns in China would hinder growth in the region. International equity markets continued to decline in Q1 of 2022 as Russia launched a full scale invasion into Ukraine and the U.S. and its European allies responded with sanctions. As part of these sanctions, Russian equity securities were removed from major international market indices in March. The selloff in international equities accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and tightening monetary policy increased the risk of a global recession. As global central banks struggled to keep pace with the aggressive key interest rate3 hikes by the U.S. Federal Reserve, the increasing interest rate differential caused the USD to strengthen versus many global currencies. International equities generally traded higher in October of 2022 as corporate earnings showed resilience and investors interpreted statements by the European Central Bank regarding the likelihood of a recession as a potential reprieve to further key interest rate hikes in the near future.

Because of the changes in growth expectations and the rising rate environment, international investments trended downward during the 12 months ended October 31, 2022 and we believe the dividend yield factor4 was a positive driver of Fund performance as high yielding investments outperformed low yielding and non-dividend paying investments, as was the low beta exposure. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor5 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Overall, the positive performance derived from the dividend, quality and low beta factor exposures of the Underlying Index were the primary sources of the Underlying Index’s outperformance against the MSCI ACWI ex USA Index6 by 2.87%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -20 basis points (“bps”)7, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+8 bps), securities lending (+6 bps), performance calculation differences between the Underlying Index and the Fund (+1 bps), India Cap Gain Tax (+7 bps) and compounding of tracking error over time (+5 bps).

[3]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[4]	Dividend yield factor is a factor that seeks to identify companies that realize a dividend yield above the Parent Index.

[5]	The quality factor is a factor that seeks to identify companies that exhibit stable returns relative to the market.

[6]

The Morgan Stanley Capital International All Country World Index Ex-U.S. is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

44	FLEXSHARES ANNUAL REPORT

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund Ticker:  IQDY

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	-25.48%	-1.03%	-0.88%	2.46%

FlexShares International Quality Dividend Dynamic Index Fund (Based on Market Price)	-26.15%	-1.23%	-1.01%	2.43%

MSCI AC World ex USA Index	-24.73%	-1.68%	-0.60%	2.39%

Northern Trust International Quality Dividend Dynamic IndexSM	-25.46%	-0.73%	-0.65%	2.85%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust International Quality Dividend Dynamic IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust International Large Cap Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that have enhanced risk return characteristics and that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is higher than that of the Parent Index. As of October 31, 2022, there were 204 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on international equities generally traded lower. Over the course of the 12-month period the U.S. dollar (USD) rose significantly and negatively impacted U.S. investors as returns in international currencies generally were hurt by the rising dollar. Through Q4 of 2021, international equities traded lower as the rapid spread of the Omicron variant of Covid-19 stoked fears that a new round of

[1]	Northern Trust International Large Cap Index is a float-adjusted market-capitalization weighted index comprised of non-U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index and time period. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	45

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

lockdowns in China would hinder growth in the region. International equity markets continued to decline in Q1 of 2022 as Russia launched a full scale invasion into Ukraine and the U.S. and its European allies responded with sanctions. As part of these sanctions, Russian equity securities were removed from major international market indices in March. The selloff in international equities accelerated in Q2 and Q3 of 2022 as the continued war in Ukraine, rising inflation, energy shortages and tightening monetary policy increased the risk of a global recession. As global central banks struggled to keep pace with the aggressive key interest rate3 hikes by the U.S. Federal Reserve, the increasing interest rate differential caused the USD to strengthen versus many global currencies. International equities generally traded higher in October of 2022 as corporate earnings showed resilience and investors interpreted statements by the European Central Bank regarding the likelihood of a recession as a potential reprieve to further key interest rate hikes in the near future.

Because of the changes in growth expectations and the rising rate environment, international investments trended downward during the 12 months ended October 31, 2022 and we believe the dividend yield factor4 was a positive driver of Fund performance as high yielding investments outperformed low yielding and non-dividend paying investments. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor5 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Because international equities moved lower over the 12 months we believe that the high beta exposure detracted from Fund performance. Overall, the positive performance derived from the yield and quality factor exposures of the Underlying Index were not enough to offset the negative performance of its high beta exposure leading to the Underlying Index’s underperformance against the MSCI ACWI ex USA Index6 by 0.73%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -2 basis points (“bps”)7, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+2 bps), securities lending (+8 bps), dividend tax differential (-1 bps), performance calculation differences between the Underlying Index and the Fund (+27 bps), India Cap Gain Tax (+7 bps) and compounding of tracking error over time (+2 bps).

[3]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[4]	Dividend yield factor is a factor that seeks to identify companies that realize a dividend yield above the Parent Index.

[5]	The quality factor is a factor that seeks to identify companies that exhibit stable returns relative to the market.
[6]

The Morgan Stanley Capital International All Country World Index Ex-U.S. is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

46	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund Ticker:  TDTT

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	5 Year	10 Year	Fund Inception 9/19/2011

FlexShares iBoxx 3-Year Target Duration TIPS

Index Fund (Based on Net Asset Value)	-4.41%*	2.55%	1.26%	1.38%

FlexShares iBoxx 3-Year Target Duration TIPS

Index Fund (Based on Market Price)	-4.36%	2.57%	1.27%	1.39%

iBoxx 3-Year Target Duration TIPS Index	-4.19%	2.73%	1.44%	1.55%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 3-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury (“TIPS”), with a targeted average modified adjusted duration,1 as defined by IHS Markit as the index provider, of approximately three years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least one year but not more than ten years from an index rebalancing date. As of October 31, 2022, there were 18 TIPS in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to achieve the Fund’s investment objective. NTI generally intends to replicate the constituent securities of the Underlying Index to manage the Fund but may use representative sampling in certain circumstances. “Representative sampling” means investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate2 by 0.25% in March 2022

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

[2]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

FLEXSHARES ANNUAL REPORT	47

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

and signaled more aggressive key interest rate hikes may be necessary. In Q1 of 2022 the Fed indeed moved to tighten monetary conditions. Our analysis suggests that by early in Q1 of 2022 investors anticipated the need for the Fed to address higher inflation and the U.S. yield curve steepened—which meant that short term interest rates fell faster than long term interest rates. Intermediate Treasury yields, defined as Treasury bonds equal to or less than 10 years to maturity, moved higher. This movement of yields eventually led to an inverting of the yield curve which happens when the 2-year maturing note yields more than the corresponding yield on a 10-year bond. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. as the Fed continued raising the key interest rate with two 0.75% increases in July and September.

Fed rate actions and U.S. inflation results had a major impact on real yields3 during the period which steadily increased with Fed key interest rate hikes. Short-term real yields increased the most as the key interest rate moved above 3.00% while intermediate and long-term, those bonds with greater than 15+ years to maturity, real yields also increased. We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities.

Intermediate-term4 credit spreads5 trended lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (OAS)6 to 63 basis points (“bps”)7 in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year8.

TIPS inflation breakeven9 spreads in the 10-year maturity and shorter moved lower during the fiscal year as investors weighed the impact of Fed actions and geopolitical events on future inflation potential. We believe that inflationary pressures from supply constraints and wage pressures were being offset by demand destruction, often from the impact of higher energy costs. Inflation expectations remain elevated versus recent history and against Fed policy levels. By the end of the fiscal year, TIPS breakeven spreads were: 1-year -50 bps, 5-year -27 bps, 10-year -8 bps and 30-year +23 bps.

The highest U.S. inflation rate in 30 years along with rising real interest rates during the fiscal year led to a negative total return performance for both the Fund and the Underlying Index. For the 12-month period, the NAV performance of the Fund outperformed the Bloomberg U.S. TIPS 1-10 Year Index10 by +278 bps due in part to lower overall duration in the 1–3-year section of the TIPS yield curve with rising real interest rates. Tracking difference between the Fund’s NAV and the Underlying Index for the 12-month period was -22 bps, reflective of the Fund’s management fee (-18 bps), duration and curve positioning (+4 bps), security selection (-2 bps) and other factors (-6 bps).

The iBoxx 3-Year Target Duration TIPS Index is the intellectual property (including registered trademarks) of Markit iBoxx and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by Markit iBoxx and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[3]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[4]	Intermediate-term bonds typically mature between 3–10 years.

[5]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[6]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[8]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available on the Bloomberg US Intermediate Corporate Bond Index as of October 31, 2021 – October 31, 2022.

[9]

Bloomberg. In this analysis we are making a comparison between the difference in the nominal yield and real yield rates of the 1-year, 5-year, 10-year and 30-year maturities using data available as of October 31, 2021 and October 31, 2022.

[10]	The Bloomberg US Treasury Inflation Notes: 1-10 Year \Index (Series-L) measures the performance of the US Treasury Inflation Protected Securities (TIPS) market with less than 10 years to maturity.

48	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund Ticker:   TDTF

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	5 Year	10 Year	Fund Inception 9/19/2011

FlexShares iBoxx 5-Year Target Duration TIPS

Index Fund (Based on Net Asset Value)	-9.42%*	2.32%	1.16%	1.60%

FlexShares iBoxx 5-Year Target Duration TIPS

Index Fund (Based on Market Price)	-9.44%	2.33%	1.15%	1.61%

iBoxx 5-Year Target Duration TIPS Index	-9.25%	2.52%	1.33%	1.76%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury (“TIPS”), with a targeted average modified adjusted duration,1 as defined by IHS Markit as the index provider, of approximately five years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least three years but not more than twenty years from an index rebalancing date. As of October 31, 2022, there were 26 TIPS in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to achieve the Fund’s investment objective. NTI generally intends to replicate the constituent securities of the Underlying Index to manage the Fund but may use representative sampling in certain circumstances. “Representative sampling” means investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

FLEXSHARES ANNUAL REPORT	49

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

key interest rate2 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. In Q1 of 2022 the Fed indeed moved to tighten monetary conditions. Our analysis suggests that by early in Q1 of 2022 investors anticipated the need for the Fed to address higher inflation and the U.S. yield curve steepened— which meant that short term interest rates fell faster than long term interest rates. Intermediate Treasury yields, defined as Treasury bonds equal to or less than 10 years to maturity, moved higher. This movement of yields eventually led to an inverting of the yield curve which happens when the 2-year maturing note yields more than the corresponding yield on a 10-year bond. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. as the Fed continued raising the key interest rate with two 0.75% increases in July and September.

Fed rate actions and U.S. inflation results had a major impact on real yields3 during the period which steadily increased with Fed key interest rate hikes. Short-term real yields increased the most as the key interest rate moved above 3.00% while intermediate and long-term, those bonds with greater than 15+ years to maturity, real yields also increased. We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities. Intermediate-term4 credit spreads5 trended lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (OAS)6 to 63 basis points (“bps”)7 in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year8.

TIPS inflation breakeven9 spreads in the 10-year maturity and shorter moved lower during the fiscal year as investors weighed the impact of Fed actions and geopolitical events on future inflation potential. We believe that inflationary pressures from supply constraints and wage pressures were being offset by demand destruction, often from the impact of higher energy costs. Inflation expectations remain elevated versus recent history and against Fed policy levels. By the end of the fiscal year, TIPS breakeven spreads were: 1-year -50 bps, 5-year -27 bps, 10-year -8 bps and 30-year +23 bps.

The highest U.S. inflation rate in 30 years along with rising real interest rates during the fiscal year led to positive total return performance for both the Fund and the Underlying Index. For the 12-month period, the NAV performance of the Fund underperformed the Bloomberg U.S. TIPS 1-10 Year Index10 by -30 bps due to higher duration positioning of the Underlying Index against the backdrop of falling real interest rates. Tracking difference between the Fund’s NAV and the Underlying Index for the 12-month period was -17 bps, reflective of the Fund’s management fee (-18 bps), duration and curve positioning (-4 bps), security selection (+3 bps), trading and pricing differences (+8 bps), and other factors (-6 bps).

The iBoxx 5-Year Target Duration TIPS Index is the intellectual property (including registered trademarks) of Markit iBoxx and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by Markit iBoxx and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[2]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[3]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[4]	Intermediate-term bonds typically mature between 3–10 years.

[5]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[6]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[8]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available on the Bloomberg US Intermediate Corporate Bond Index as of October 31, 2021 – October 31, 2022.

[9]

Bloomberg. In this analysis we are making a comparison between the difference in the nominal yield and real yield rates of the 1-year, 5-year, 10-year and 30-year maturities using data available as of October 31, 2021 and October 31, 2022.

[10]	The Bloomberg US Treasury Inflation Notes: 1-10 Year \Index (Series-L) measures the performance of the US Treasury Inflation Protected Securities (TIPS) market with less than 10 years to maturity.

50	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duration MBS Index Fund Ticker:   MBSD

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 9/3/2014

FlexShares Disciplined Duration MBS Index Fund (Based on Net Asset Value)	-12.16%	-2.69%	-0.55%	0.27%

FlexShares Disciplined Duration MBS Index Fund (Based on Market Price)	-12.40%	-2.72%	-0.55%	0.26%

ICE BofA Merrill Lynch® Constrained Duration US Mortgage Backed Securities IndexSM	-11.57%	-2.23%	-0.01%	0.75%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.21% and the net expense ratio is 0.20%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE BofA® Constrained Duration US Mortgage Backed Securities Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of investment-grade US agency residential mortgage-backed pass-through securities (“MBS”). Pursuant to the Underlying Index’s methodology, index constituents are adjusted to achieve an effective duration1 that is generally between 3.25 and 4.25 years. As of October 31, 2022, there were 129 securities in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate2 by 0.25% in March 2022

FLEXSHARES ANNUAL REPORT	51
[1]

Effective duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s NAV will change as interest rates change. A fund with a five-year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point or gain 5%, if interest rates fell by 1 percentage point. Morningstar surveys fund companies for this information.

[2]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

FlexShares® Disciplined	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duration MBS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

and signaled more aggressive key interest rate hikes may be necessary. In Q1 of 2022 the Fed indeed moved to tighten monetary conditions. Our analysis suggests that by early in Q1 of 2022 investors anticipated the need for the Fed to address higher inflation and the U.S. yield curve steepened—which meant that short term interest rates fell faster than long term interest rates. Intermediate Treasury yields, defined as Treasury bonds equal to or less than 10 years to maturity, moved higher. This movement of yields eventually led to an inverting of the yield curve which happens when the 2-year maturing note yields more than the corresponding yield on a 10-year bond. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. as the Fed continued raising the key interest rate with two 0.75% increases in July and September.

Fed rate actions and U.S. inflation results had a major impact on real yields3 during the period which steadily increased with Fed key interest rate hikes. Short-term real yields increased the most as the key interest rate moved above 3.00% while intermediate and long-term, those bonds with greater than 15+ years to maturity, real yields also increased. We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities.

Intermediate-term4 credit spreads5 trended lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (OAS)6 to 63 basis points (“bps”)7 in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year8.

Rising interest rates eventually drove down housing sales and mortgage applications as average 30-year mortgage rates (Freddie Mac Index) rose dramatically from 3.22% to 7.08% during the fiscal year9. Existing home sales saw a 32% decrease10 while new housing starts saw an decrease of over 9% for the fiscal year.11

Highest inflation in 30 years along with falling real interest rates during the fiscal year led to positive total return performance for both the Fund and the Underlying Index. For the 12-month period, the NAV performance of the Fund outperformed the Bloomberg U.S. Mortgage Backed Securities Index12 by +30 bps due to the Underlying Index’s exposure to a selection of higher coupon13, more seasoned MBS securities which outperformed newer MBS due in part to less principal prepayment risk. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -101 bps, reflective of the Fund’s management fee (-20 bps), trading costs and fees (-8 bps), pricing differences (-83 bps), yield curve positioning (-21 bps), sector allocation (-5 bps), security selection (+37 bps), and other factors (-1 bps).

The ICE BofAML Constrained Duration US Mortgage Backed Securities Index is the intellectual property (including registered trademarks) of ICE BofAML and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by ICE BofAML and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[3]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[4]	Intermediate-term bonds typically mature between 3–10 years.

[5]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[6]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[8]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available on the Bloomberg US Intermediate Corporate Bond Index as of October 31, 2021 – October 31, 2022.

[9]	Source: Bloomberg. Federal Home Loan Mortgage Corp. Primary Mortgage Market Survey. October 31, 2021 through November 1, 2022.

[10]	Source: Bloomberg. National Association of Realtors, US Existing Homes Sales, September 30, 2021 through September 30, 2022.

[11]	Source: Bloomberg. U.S. Census Bureau, Us New Privately Owned Housing Unites Starts, October 31, 2021 through October 31, 2022.

[12]	The Bloomberg US Mortgage Backed Securities Index tracks fixed-rate agency mortgage backed passthrough securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

[13]	A coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

52	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund Ticker:   SKOR

CUMULATIVE PERFORMANCE

Through October 31, 2022

*

The hybrid index performance information reflects the performance of the Northern Trust Credit-Scored US Corporate Bond IndexSM (Previous Index) through April 30, 2020 and the Northern Trust US Corporate Bond Quality Value IndexSM thereafter. The Previous Index terminated as of May 1, 2020.

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 11/12/2014

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Net Asset Value)	-12.91%	-2.03%	0.56%	1.50%

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Market Price)	-12.79%	-1.99%	0.53%	1.51%

Bloomberg Intermediate U.S. Corporate Index	-12.18%	-2.08%	0.52%	1.49%

Northern Trust US Corporate Bond Quality Value IndexSM	-12.37%	-1.43%*	1.09%*	1.95%*

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust US Corporate Bond Quality Value IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of intermediate maturity, US-dollar denominated investment grade corporate bonds that can potentially deliver a higher total return than the overall investment grade corporate bond market, as represented by the Northern Trust US Investment-Grade Corporate Bond IndexSM (the “Parent Index”).1 The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and weight securities, subject to certain constraints, to optimize the Underlying Index’s exposure to a combined proprietary, value score2 and a proprietary quality score3, as determined by Northern Trust Investments, Inc. (“NTI”), in its capacity as index provider. Utilizing the value and quality scores, the Underlying Index methodology seeks to identify bonds that are trading at market prices that are lower relative to levels implied by their fundamentals, thus creating a potential opportunity for capital appreciation and higher income compared to the broader investment grade corporate bond market. As of October 31, 2022, there were 2,357 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment

[1]	The Northern Trust US Investment Grade Corporate Bond IndexSM is a market-capitalization weighted index comprised of U.S. dollar-denominated investment grade corporate bonds.

[2]

The value score is a quantitative measure of the relative attractiveness of each security’s valuation compared to market price or relative valuation versus other similar securities, and is computed based on market and fundamental measures, including issuer default risk.

[3]

The quality score is a quantitative ranking based on: (a) an assessment of management efficiency (e.g., corporate finance activities); (b) profitability (reliability and sustainability of financial performance); and (c) financial solvency (e.g., debt servicing capacity).

FLEXSHARES ANNUAL REPORT	53

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate4 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. In Q1 of 2022 the Fed indeed moved to tighten monetary conditions. Our analysis suggests that by early in Q1 of 2022 investors anticipated the need for the Fed to address higher inflation and the U.S. yield curve steepened—which meant that short term interest rates fell faster than long term interest rates. Intermediate Treasury yields, defined as Treasury bonds equal to or less than 10 years to maturity, moved higher. This movement of yields eventually led to an inverting of the yield curve which happens when the 2-year maturing note yields more than the corresponding yield on a 10-year bond. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. as the Fed continued raising the key interest rate with two 0.75% increases in July and September.

Fed rate actions and U.S. inflation results had a major impact on real yields5 during the period which steadily increased with Fed key interest rate hikes. Short-term real yields increased the most as the key interest rate moved above 3.00% while intermediate and long-term, those bonds with greater than 15+ years to maturity, real yields also increased. We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities. Intermediate-term6 credit spreads7 trended lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (OAS)8 to 63 basis points (“bps”)9 in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year.10

During the fiscal year, the Fund’s NAV underperformed the Bloomberg U.S. Intermediate Corporate Bond Index11 by -5 bps due in part to the Fund’s management fee. During the fiscal year, relative overweight allocations to fixed income securities in financials, real estate investment trusts (“REIT”) and utilities sectors along with security selection in the banking and utility sectors added to Fund performance while a relative underweighting to the communications sector and security selection in the industrials sector detracted from performance. The tracking difference between the Fund’s NAV and the Underlying Index’s return for the fiscal year was -64 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-14 bps), pricing differences (+1 bps), sector and security selection (-31 bps), yield curve positioning (+1 bps), and other factors (+1 bp).

[4]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[5]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[6]	Intermediate-term bonds typically mature between 3–10 years.

[7]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[8]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[9]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[10]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available on the Bloomberg US Intermediate Corporate Bond Index as of October 31, 2021 – October 31, 2022.

[11]	Bloomberg US Intermediate Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market that have between 1 and up to, but not including, 10 years to maturity.

54	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund Ticker:   LKOR

CUMULATIVE PERFORMANCE

Through October 31, 2022

*

The hybrid index performance information reflects the performance of the Northern Trust Credit-Scored US Long Corporate Bond IndexSM (Previous Index) through April 30, 2020 and the Northern Trust US Long Corporate Bond Quality Value IndexSM thereafter. The Previous Index terminated as of May 1, 2020.

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 9/23/2015

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Net Asset Value)	-31.58%	-7.41%	-1.56%	1.29%

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Market Price)	-31.22%	-7.16%	-1.54%	1.36%

Bloomberg Long U.S. Corporate Index	-31.04%	-7.83%	-1.75%	1.30%

Northern Trust US Long Corporate Bond Quality Value IndexSM	-31.16%	-6.59%*	--0.84%*	1.95%*

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust US Long Corporate Bond Quality Value IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of longer term maturity, US-dollar denominated investment grade corporate bonds that can potentially deliver a higher total return than the overall investment grade corporate bond market, as represented by the Northern Trust US Long Corporate Bond IndexSM (the “Parent Index”).1 The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and weight securities, subject to certain constraints, to optimize the Underlying Index’s exposure to a combined proprietary, value score2 and a proprietary quality score3, as determined by Northern Trust Investments, Inc. (“NTI”), in its capacity as index provider. Utilizing the value and quality scores, the Underlying Index methodology seeks to identify bonds that are trading at market prices that are lower relative to levels implied by their fundamentals, thus creating a potential opportunity for capital appreciation and higher income compared to the broader investment grade corporate bond market. As of October 31, 2022, there were 1,273 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that

[1]	The Northern Trust US Long Corporate Bond IndexSM is a market capitalization weighted index comprised of long-term, U.S. dollar- denominated investment grade corporate bonds.

[2]

The value score is a quantitative measure of the relative attractiveness of each security’s valuation compared to market price or relative valuation versus other similar securities, and is computed based on market and fundamental measures, including issuer default risk.

[3]

The quality score is a quantitative ranking based on: (a) an assessment of management efficiency (e.g., corporate finance activities); (b) profitability (reliability and sustainability of financial performance); and (c) financial solvency (e.g., debt servicing capacity).

FLEXSHARES ANNUAL REPORT	55

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate4 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. In Q1 of 2022 the Fed indeed moved to tighten monetary conditions. Our analysis suggests that by early in Q1 of 2022 investors anticipated the need for the Fed to address higher inflation and the U.S. yield curve steepened—which meant that short term interest rates fell faster than long term interest rates. Intermediate Treasury yields, defined as Treasury bonds equal to or less than 10 years to maturity, moved higher. This movement of yields eventually led to an inverting of the yield curve which happens when the 2-year maturing note yields more than the corresponding yield on a 10-year bond. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. as the Fed continued raising the key interest rate with two 0.75% increases in July and September.

Fed rate actions and U.S. inflation results had a major impact on real yields5 during the period which steadily increased with Fed key interest rate hikes. Short-term real yields increased the most as the key interest rate moved above 3.00% while intermediate and long-term, those bonds with greater than 15+ years to maturity, real yields also increased. We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities. Intermediate-term6 credit spreads7 trended lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (OAS)8 to 63 basis points (“bps”)9 in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year.10

During the fiscal year, the Fund’s NAV underperformed the Bloomberg U.S. Long Corporate Bond Index11 by +59 bps. During the fiscal year, positive performance from relative sector overweight allocations to fixed income securities in energy, financials and materials sectors added to Fund performance while a relative underweighting to the communications, consumer staples and industrial sectors detracted from performance. The tracking difference between the Fund’s NAV and the combined Underlying Indexes return for the period was -72 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-36 bps), pricing differences (-5 bps), sector and security selection (-17 bps), yield curve positioning (+9 bps), and other factors (-1 bp).

[4]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[5]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[6]	Intermediate-term bonds typically mature between 3–10 years.

[7]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[8]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[9]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[10]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available on the Bloomberg US Intermediate Corporate Bond Index as of October 31, 2021 – October 31, 2022.

[11]	Bloomberg US Long Corporate Bond Index measures the performance of investment grade U.S. corporate bond market with bonds that have a maturity of more than ten years.

56	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund Ticker:   HYGV

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	Fund Inception 7/17/2018

FlexShares High Yield Value-Scored US Bond Index Fund (Based on Net Asset Value)	-13.06%	0.53%	2.10%

FlexShares High Yield Value-Scored US Bond Index Fund (Based on Market Price)	-12.98%	0.52%	2.13%

ICE BofA® US High Yield Index	-11.45%	0.18%	2.06%

Northern Trust High Yield Value-Scored US Corporate Bond IndexSM	-11.93%	2.10%	3.42%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust High Yield Value-Scored US Corporate Bond IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of US-dollar denominated high yield corporate bonds that seeks a higher total return than the overall high yield corporate bond market, as represented by the Northern Trust High Yield US Corporate Bond IndexSM (the “Parent Index”).1 The securities included in the Underlying Index are a subset of the securities included in the Parent Index. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and weight securities, subject to certain constraints, to optimize exposure to a proprietary value score2, as determined by Northern Trust Investments, Inc. (“NTI”), acting in its capacity as index provider. Utilizing the value score, the Underlying Index seeks to select bonds that are trading at market prices which are lower relative to levels implied by their fundamentals, thus creating an opportunity for potential capital appreciation and higher income to the broader market reflected by the Parent Index. As of October 31, 2022, there were 989 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

[1]	The Northern Trust High Yield US Corporate Bond IndexSM is a market capitalization weighted index comprised of U.S. dollar- denominated high yield corporate bonds.

[2]

The value score is a quantitative measure of the relative attractiveness of each security’s valuation compared to market price or relative valuation versus other similar securities, and is computed based on market and fundamental measures, including issuer default risk.

FLEXSHARES ANNUAL REPORT	57

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate3 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. In Q1 of 2022 the Fed indeed moved to tighten monetary conditions. Our analysis suggests that by early in Q1 of 2022 investors anticipated the need for the Fed to address higher inflation and the U.S. yield curve steepened—which meant that short term interest rates fell faster than long term interest rates. Intermediate Treasury yields, defined as Treasury bonds equal to or less than 10 years to maturity, moved higher. This movement of yields eventually led to an inverting of the yield curve which happens when the 2-year maturing note yields more than the corresponding yield on a 10-year bond. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. as the Fed continued raising the key interest rate with two 0.75% increases in July and September.

Fed rate actions and U.S. inflation results had a major impact on real yields4 during the period which steadily increased with Fed key interest rate hikes. Short-term real yields increased the most as the key interest rate moved above 3.00% while intermediate and long-term, those bonds with greater than 15+ years to maturity, real yields also increased. We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities.

Intermediate-term5 credit spreads6 trended lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (OAS) to 63 basis points (“bps”)7 in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year.

High Yield credit spreads from the beginning of the fiscal year raised investors’ uncertainty for corporate revenues and earnings. High Yield8 option adjusted spreads (“OAS”)9 of the ICE BofA US High Yield Index10 declined from 532 bps to 302 bps in early July 2022, then widened to 321 bps at the end of August 2022 and ended the fiscal year at 315 bps.11 We believe the decline in credit spreads was linked to investors continuing search for income, robust economic growth supported by fiscal and monetary policy and lower credit defaults. The Moody’s Investor Services’ annual high yield default rate measure fell from 8.3% in October 2021 to 2.6% as of October 2022.12 Our analysis, based on increasing issuance of new supply, suggests that High Yield investments have benefitted from the post-COVID recovery and access to capital markets as the year-to-date through October 2022 total gross new issuance of U.S. high yield bonds totaled $462 billion, versus the then record of $450 billion issued in 2020 and the $399 billion issued in 2013.13

[3]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[4]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[5]	Intermediate-term bonds typically mature between 3–10 years.

[6]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[8]	High yield are fixed income securities that are rated in the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

[9]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[10]

The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market.

[11]

Source: Bloomberg. In this analysis we are making a comparison between the difference of the Option Adjusted Spread of long-term High Yield corporate bonds using data available on the ICE BofA US High Yield Index as of October 31, 2021 – October 31, 2022.

[12]	Source: Moodys Investor Services, High Yield Default Recovery Analytics, October 31, 2022.

[13]	Source: JP Morgan, 2022 High Yield Bond and Leverage Loan Supply Outlook, October 31, 2022.

58	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

During the fiscal year, the Fund’s NAV underperformed the ICE BofA US High Yield Index by -161 bps. During the fiscal year, positive performance from relative sector overweight allocations to fixed income securities in energy, financials and materials sectors added to Fund performance while a relative underweighting to the communications, consumer staples and industrial sectors detracted from performance. The tracking difference between the Fund’s NAV and the combined Underlying Indexes return for the period was -72 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-36 bps), pricing differences (-5 bps), sector and security selection (-17 bps), yield curve positioning (+9 bps), and other factors (-1 bp).

FLEXSHARES ANNUAL REPORT	59

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

High Yield Corporate Core Index Fund Ticker:   FEHY

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	Fund Inception 9/20/2021

FlexShares ESG & Climate High Yield Corporate Core Index Fund (Based on Net Asset Value)	-12.47%	-11.69%

FlexShares ESG & Climate High Yield Corporate Core Index Fund (Based on Market Price)	-12.52%	-11.72%

ICE BofA® US High Yield Index	-11.45%	-10.59%

Northern Trust ESG & Climate High Yield U.S. Corporate Core Index	-11.65%	-10.85%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.24% and the net expense ratio is 0.23%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate High Yield U.S. Corporate Core IndexSM (the “Underlying Index”). The Underlying Index seeks to reflect the performance of a selection of U.S.-dollar-denominated high-yield corporate bonds issued by companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to U.S.-dollar-denominated high-yield corporate bonds (sometimes referred to as “junk bonds”) of U.S. and non-U.S. issuers. The Underlying Index is designed to minimize tracking differences relative to the performance of the Northern Trust High Yield US Corporate Bond IndexSM (the “Parent Index”) while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”), and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Parent Index. As of October 31, 2022, there were 1,119 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the

60	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

High Yield Corporate Core Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

key interest rate1 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. In Q1 of 2022 the Fed indeed moved to tighten monetary conditions. Our analysis suggests that by early in Q1 of 2022 investors anticipated the need for the Fed to address higher inflation and the U.S. yield curve steepened—which meant that short term interest rates fell faster than long term interest rates. Intermediate Treasury yields, defined as Treasury bonds equal to or less than 10 years to maturity, moved higher. This movement of yields eventually led to an inverting of the yield curve which happens when the 2-year maturing note yields more than the corresponding yield on a 10-year bond. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. as the Fed continued raising the key interest rate with two 0.75% increases in July and September.

Fed rate actions and U.S. inflation results had a major impact on real yields2 during the period which steadily increased with Fed key interest rate hikes. Short-term real yields increased the most as the key interest rate moved above 3.00% while intermediate and long-term, those bonds with greater than 15+ years to maturity, real yields also increased. We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities.

Intermediate-term3 credit spreads4 trended lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (OAS) to

63 basis points (“bps”)5 in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year.

High Yield credit spreads from the beginning of the fiscal year raised investors’ uncertainty for corporate revenues and earnings. High Yield6 option adjusted spreads (“OAS”)7 of the ICE BofA US High Yield Index8 declined from 532 bps to 302 bps in early July 2022, then widened to 321 bps at the end of August 2022 and ended the fiscal year at 315 bps.9 We believe the decline in credit spreads was linked to investors continuing search for income, robust economic growth supported by fiscal and monetary policy and lower credit defaults. The Moody’s Investor Services’ annual high yield default rate measure fell from 8.3% in October 2021 to 2.6% as of October 2022.10 Our analysis, based on increasing issuance of new supply, suggests that High Yield investments have benefitted from the post-COVID recovery and access to capital markets as the year-to-date through October 2022 total gross new issuance of U.S. high yield bonds totaled $462 billion, versus the then record of $450 billion issued in 2020 and the $399 billion issued in 2013.11

During the fiscal year, the Fund’s NAV underperformed the ICE BofA US High Yield Index by -102 bps. During the fiscal year, negative relative performance from allocation and security selection in health care along with security selection in real estate and sector allocations in industrial and energy offset positive contributions from security selection in energy and communications sectors. The tracking difference between the Fund’s NAV and the Underlying Index’s return for the period was -82 bps, which is reflective of

[1]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[2]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[3]	Intermediate-term bonds typically mature between 3–10 years.

[4]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[6]	High yield are fixed income securities that are rated in the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

[7]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[8]

The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market.

[9]

Source: Bloomberg. In this analysis we are making a comparison between the difference of the Option Adjusted Spread of long-term High Yield corporate bonds using data available on the ICE BofA US High Yield Index as of October 31, 2021 – October 31, 2022.

[10]	Source: Moodys Investor Services, High Yield Default Recovery Analytics, October 31, 2022.

[11]	Source: JP Morgan, 2022 High Yield Bond and Leverage Loan Supply Outlook, October 31, 2022.

FLEXSHARES ANNUAL REPORT	61

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

High Yield Corporate Core Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

the Fund’s management fee (-23 bps), trading costs and fees (-3 bps), pricing differences (-30 bps), sector and security selection (-36 bps), yield curve positioning (+4 bps) and other factors (+6 bp).

62	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Investment Grade Corporate Core Index Fund Ticker:  FEIG

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	Fund Inception 9/20/2021

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund (Based on Net Asset Value)	-19.73%	-18.90%

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund (Based on Market Price)	-19.60%	-18.77%

Bloomberg US Corporate Total Return Value Unhedged Index	-19.57%	-18.70%

Northern Trust ESG & Climate Investment Grade U.S. Corporate Core Index	-19.54%	-18.70%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.13% and the net expense ratio is 0.12%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM (the “Underlying Index”). The Underlying Index seeks to reflect the performance of a selection of U.S.-dollar-denominated corporate bonds issued by companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to U.S.-dollar-denominated investment grade corporate bonds of U.S. and non-U.S. issuers. The Underlying Index is designed to minimize tracking differences relative to the performance of the Northern Trust US Corporate Bond IndexSM (the “Parent Index”) while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”), and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Parent Index. As of October 31, 2022, there were 3,474 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the

FLEXSHARES ANNUAL REPORT	63

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Investment Grade Corporate Core Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

key interest rate1 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. In Q1 of 2022 the Fed indeed moved to tighten monetary conditions. Our analysis suggests that by early in Q1 of 2022 investors anticipated the need for the Fed to address higher inflation and the U.S. yield curve steepened—which meant that short term interest rates fell faster than long term interest rates. Intermediate Treasury yields, defined as Treasury bonds equal to or less than 10 years to maturity, moved higher. This movement of yields eventually led to an inverting of the yield curve which happens when the 2-year maturing note yields more than the corresponding yield on a 10-year bond. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. as the Fed continued raising the key interest rate with two 0.75% increases in July and September.

Fed rate actions and U.S. inflation results had a major impact on real yields2 during the period which steadily increased with Fed key interest rate hikes. Short-term real yields increased the most as the key interest rate moved above 3.00% while intermediate and long-term, those bonds with greater than 15+ years to maturity, real yields also increased. We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities. Intermediate-term3 credit spreads4 trended lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (OAS)5 to 63 basis points (“bps”)6 in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year.7

During the fiscal year, the Fund’s NAV underperformed the Bloomberg U.S. Corporate Bond Index8 by -16 bps. During the fiscal year, security selection in the technology sector detracted slightly from performance while security selection in consumers staples aided performance. The tracking difference between the Fund’s NAV and the Underlying Index’s return for the fiscal year was -19 bps, which is reflective of the Fund’s management fee (-12 bps), trading costs and fees (+4 bps), pricing differences (-10 bps), sector and security selection (+18 bps), yield curve positioning (-14 bps) and other factors (-5 bps).

[1]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[2]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[3]	Intermediate-term bonds typically mature between 3–10 years.

[4]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[5]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[7]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available on the Bloomberg US Intermediate Corporate Bond Index as of October 31, 2021 – October 31, 2022.

[8]	Bloomberg US Long Corporate Bond Index measures the performance of investment grade U.S. corporate bond market with bonds that have a maturity of more than ten years.

64	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund Ticker:   RAVI

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	5 Year	10 Year	Fund Inception 10/9/2012

FlexShares Ready Access Variable Income Fund (Based on Net Asset Value)	-0.94%	1.31%	1.10%	1.09%

FlexShares Ready Access Variable Income Fund (Based on Market Price)	-1.00%	1.31%	1.50%	1.09%

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.86%	1.13%	0.66%	0.66%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks maximum current income consistent with the preservation of capital and liquidity. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and municipalities, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average effective duration1, of the Fund will vary based on The Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the

[1]

Average effective duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s NAV will change as interest rates change. A fund with a five- year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point, or gain 5%, if interest rates fell by 1 percentage point. Morningstar surveys fund companies for this information.

FLEXSHARES ANNUAL REPORT	65

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

key interest rate2 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. In Q1 of 2022 the Fed indeed moved to tighten monetary conditions. Our analysis suggests that by early in Q1 of 2022 investors anticipated the need for the Fed to address higher inflation and the U.S. yield curve steepened—which meant that short term interest rates fell faster than long term interest rates. Intermediate Treasury yields, defined as Treasury bonds equal to or less than 10 years to maturity, moved higher. This movement of yields eventually led to an inverting of the yield curve which happens when the 2-year maturing note yields more than the corresponding yield on a 10-year bond. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. as the Fed continued raising the key interest rate with two 0.75% increases in July and September.

Fed rate actions and U.S. inflation results had a major impact on real yields3 during the period which steadily increased with Fed key interest rate hikes. Short-term real yields increased the most as the key interest rate moved above 3.00% while intermediate and long-term, those bonds with greater than 15+ years to maturity, real yields also increased. We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities. Intermediate-term4 credit spreads5 trended lower into the fiscal year.

Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (OAS)6 to 63 basis points (“bps”)7 in comparison to comparable maturing

Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year.8

For the 12 months ended October 31, 2022, the fund underperformed the generic Treasury Bill index, as defined by the Bloomberg 1-3 Month U.S. Treasury Bill Index9, by -180 bps. The Fund’s exposure to corporate credit, asset-backed securities and longer duration all negatively impacted performance versus the benchmark index.

[2]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[3]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[4]	Intermediate-term bonds typically mature between 3–10 years.

[5]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[6]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[8]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available on the Bloomberg US Intermediate Corporate Bond Index as of October 31, 2021 – October 31, 2022.

[9]

The Bloomberg 1-3 Month U.S. Treasury Bill Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months.

66	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund Ticker:   BNDC

CUMULATIVE PERFORMANCE

Through October 31, 2022

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2022

	1 Year	3 Year	5 Year	Fund Inception 11/18/2016

FlexShares Core Select Bond Fund (Based on Net Asset Value)	-16.27%	-3.61%	-0.60%	-0.03%

FlexShares Core Select Bond Fund (Based on Market Price)	-16.33%	-3.66%	-0.66%	-0.03%

Bloomberg U.S. Aggregate Bond Index	-15.68%	-3.77%	-0.54%	0.09%

All data as of 10/31/22. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2023. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.56% and the net expense ratio is 0.35%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks total return and preservation of capital. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through exchange-traded funds (“ETFs”) and other registered investment companies (together with ETFs, “Underlying Funds”). The Fund primarily invests in fixed-rate securities of varying maturities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S and non-U.S. private sector entities. Such issuers include, without limitation, U.S. governments and their agencies, instrumentalities or sponsored enterprises, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The Fund may invest in fixed income securities of any maturity.

The Fund seeks to provide attractive risk-adjusted performance by investing in a portfolio of fixed-income securities and Underlying Funds. The Fund generally adjusts its allocations to securities based on Northern Trust Investment Inc.’s (“NTI”) assessment of potential changes in interest rate levels, the shape of the yield curve1 and credit spread relationships, which is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality. The Fund also seeks to balance the potential for return and risk while emphasizing liquidity and diversification across a spectrum of U.S. dollar-denominated investment-grade fixed income securities.

During the 12 months ending October 31, 2022, prices on domestic equities generally traded lower. Through Q4 of 2021 U.S. equity markets rose as economic data and strong corporate earnings suggested continued growth, allaying concerns over a spike in Covid cases due to the Omicron variant. U.S. equities declined in Q1 of 2022 as concerns over rising inflation were intensified by

[1]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

FLEXSHARES ANNUAL REPORT	67

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Russia’s invasion of Ukraine and the impact subsequent sanctions from the U.S. and European countries had on commodity prices. In an attempt to combat inflation, the U.S. Federal Reserve (the “Fed”) raised the key interest rate2 by 0.25% in March 2022 and signaled more aggressive key interest rate hikes may be necessary. In Q1 of 2022 the Fed indeed moved to tighten monetary conditions. Our analysis suggests that by early in Q1 of 2022 investors anticipated the need for the Fed to address higher inflation and the U.S. yield curve steepened—which meant that short term interest rates fell faster than long term interest rates. Intermediate Treasury yields, defined as Treasury bonds equal to or less than 10 years to maturity, moved higher. This movement of yields eventually led to an inverting of the yield curve which happens when the 2-year maturing note yields more than the corresponding yield on a 10-year bond. The Fed increased the key interest rate 0.50% in May and 0.75% in June while signaling additional aggressive key interest rate hikes at future meetings were likely. as the Fed continued raising the key interest rate with two 0.75% increases in July and September.

Fed rate actions and U.S. inflation results had a major impact on real yields3 during the period which steadily increased with Fed key interest rate hikes. Short-term real yields increased the most as the key interest rate moved above 3.00% while intermediate and long-term, those bonds with greater than 15+ years to maturity, real yields also increased. We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities. Intermediate-term4 credit spreads5 trended lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average

Intermediate-term option adjusted spreads (OAS)6 to 63 basis points (“bps”)7 in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year.8

At the beginning of the fiscal year, the Fund, in comparison to the Bloomberg U.S. Aggregate Bond Index, was generally positioned with an underweight to U.S. Treasuries and mortgage backed securities and an overweight to corporate fixed income on our expectations for lower, but still positive, economic growth and corporate earnings. By the time the Fed commenced raising interest rates in Q1 of 2022, the corporate credit overweight had been reduced, inflation protected public obligations of the U.S. Treasury (“TIPS”) exposure was added for Treasuries and cash balances were maintained. When Fed Chair Powell indicated continued tightening of monetary policy, the corporate overweight had been again reduced and cash balances further increased. By fiscal year end, corporate credit positioning was neutral, Treasuries were still underweight and cash balances were near all-time highs since inception of the Fund. The overall increase in interest rates along with the widening of credit spreads lead to negative total returns for the fiscal year. The Underlying Index had a negative total return during the 12 months ended October 31, 2022, and underperformed the broader bond index, as defined by the Bloomberg U.S. Aggregate Bond Index9, by -59 bps.

[2]

The key interest rate is the interest rate charged to banks when they borrow funds from other banks or from the Federal Reserve, which is the central bank of the U.S. When banks lend money to each other, the key rate is known as the federal funds rate.

[3]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[4]	Intermediate-term bonds typically mature between 3–10 years.

[5]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[6]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[8]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available on the Bloomberg US Intermediate Corporate Bond Index as of October 31, 2021 – October 31, 2022.

[9]	The Bloomberg US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

68	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Assets and Liabilities October 31, 2022

	FlexShares® US Quality Low Volatility Index Fund	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	FlexShares® Emerging Markets Quality Low Volatility Index Fund	FlexShares® Morningstar US Market Factor Tilt Index Fund

ASSETS
Securities, at cost	$150,849,786	$66,583,161	$9,468,208	$931,864,979
Affiliate securities, at cost	—	—	—	507,052
Securities Lending Reinvestments, at cost	1,156,911	481,336	—	203,821,768

Securities, at value†	161,976,002	60,676,378	8,151,646	1,384,772,126
Affiliate securities, at value	—	—	—	564,807
Securities Lending Reinvestments, at value	1,156,911	481,336	—	203,816,815
Cash	284,048	320,646	51,956	10,513,546
Cash segregated at broker*	5,315	128,915	13,409	908,884
Foreign cash††	—	355,064	18,459	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	16,928	—	—
Receivables:
Dividends and interest	347,030	423,339	3,699	940,543
Securities lending income	1,588	313	—	55,141
Capital shares issued	—	—	—	—
Investment adviser	—	—	—	—
Securities sold	—	43	—	7,508,057
Variation margin on futures contracts	1,483	—	—	211,227

Total Assets	163,772,377	62,402,962	8,239,169	1,609,291,146

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	1,982	—	—
Due to brokers	11,030	—	—	—
Payables:
Cash collateral received from securities loaned	1,156,911	481,336	—	203,821,768
Deferred compensation (Note 7)	4,531	2,820	479	139,501
Investment advisory fees (Note 4)	28,724	16,314	2,797	282,841
Trustee fees (Note 7)	2,658	1,446	341	29,304
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	—	9,995	—
Due to Authorized Participant	—	—	—	6,617
Variation margin on futures contracts	—	47,316	7,665	—
Capital shares redeemed	—	—	—	7,597,613
Other	—	—	4,000	6,000

Total Liabilities	1,203,854	551,214	25,277	211,883,644

Net Assets	$162,568,523	$61,851,748	$8,213,892	$1,397,407,502

NET ASSETS CONSIST OF:
Paid-in capital	$155,113,380	$71,751,996	$10,629,918	$964,450,457
Distributable earnings (loss)	7,455,143	(9,900,248)	(2,416,026)	432,957,045

Net Assets	$162,568,523	$61,851,748	$8,213,892	$1,397,407,502

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	3,250,001	2,800,001	400,001	9,250,001
Net Asset Value	$50.02	$22.09	$20.53	$151.07

† Securities on loan, at value	$14,183,739	$2,551,916	$—	$275,892,234
†† Cost of foreign cash	$—	$356,137	$18,711	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/22.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	69

Statements of Assets and Liabilities (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Select Index Fund

ASSETS
Securities, at cost	$462,257,177	$227,162,575	$126,865,011	$169,811,069
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	7,591,069	3,027,697	264,465	225,693

Securities, at value†	435,473,234	206,025,113	125,453,875	170,751,844
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	7,591,069	3,027,697	264,465	225,693
Cash	2,167,619	562,244	1,574,827	1,085,736
Cash segregated at broker*	1,801,241	293,055	325,154	135,778
Foreign cash††	3,688,221	836,493	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	53,896	37,421	—	—
Receivables:
Dividends and interest	3,851,822	262,703	122,541	110,490
Securities lending income	29,235	9,896	790	562
Capital shares issued	—	—	2,175,103	—
Investment adviser	—	—	—	—
Securities sold	172,399	—	3,195,205	—
Variation margin on futures contracts	47,214	—	—	—

Total Assets	454,875,950	211,054,622	133,111,960	172,310,103

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	105,386	32,909	—	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	7,591,069	3,027,697	264,465	225,693
Deferred compensation (Note 7)	83,761	41,902	4,785	5,691
Investment advisory fees (Note 4)	143,260	104,097	28,954	44,385
Trustee fees (Note 7)	12,396	6,743	1,402	3,487
Securities purchased	—	5,188	2,135,643	—
Deferred non-US capital gains taxes	—	720,142	—	—
Due to Authorized Participant	172,398	—	—	—
Variation margin on futures contracts	—	177,031	69,533	49,871
Capital shares redeemed	—	—	3,254,338	—
Other	13,500	50,000	3,000	1,050

Total Liabilities	8,121,770	4,165,709	5,762,120	330,177

Net Assets	$446,754,180	$206,888,913	$127,349,840	$171,979,926

NET ASSETS CONSIST OF:
Paid-in capital	$593,533,354	$300,134,185	$133,331,926	$177,469,288
Distributable earnings (loss)	(146,779,174)	(93,245,272)	(5,982,086)	(5,489,362)

Net Assets	$446,754,180	$206,888,913	$127,349,840	$171,979,926

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	8,200,001	4,900,001	2,950,001	1,850,001
Net Asset Value	$54.48	$42.22	$43.17	$92.96

† Securities on loan, at value	$52,637,337	$8,215,520	$7,725,995	$9,174,813
†† Cost of foreign cash	$3,668,199	$845,705	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/22.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

70	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund	FlexShares® ESG & Climate US Large Cap Core Index Fund	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	FlexShares® ESG & Climate Emerging Markets Core Index Fund

ASSETS
Securities, at cost	$136,248,995	$23,943,923	$20,549,885	$4,923,430
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	442,946	—	—	—

Securities, at value†	145,829,313	21,936,504	17,060,066	3,824,002
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	442,946	—	—	—
Cash	630,009	151,787	11,858	19,663
Cash segregated at broker*	126,290	4,474	20,924	9,835
Foreign cash††	95,996	—	26,497	17,586
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	4,596	—	3,717	—
Receivables:
Dividends and interest	347,364	18,395	54,875	4,639
Securities lending income	889	—	—	—
Capital shares issued	—	—	—	—
Investment adviser	—	19	38	—
Securities sold	—	—	—	8,982
Variation margin on futures contracts	—	—	—	—

Total Assets	147,477,403	22,111,179	17,177,975	3,884,707

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	927	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	442,946	—	—	—
Deferred compensation (Note 7)	7,203	—	—	—
Investment advisory fees (Note 4)	50,063	1,618	1,681	610
Trustee fees (Note 7)	3,575	68	67	19
Securities purchased	—	—	—	9,533
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	48,139	5,608	6,380	6,810
Capital shares redeemed	—	—	—	—
Other	—	500	—	—

Total Liabilities	551,926	7,794	9,055	16,972

Net Assets	$146,925,477	$22,103,385	$17,168,920	$3,867,735

NET ASSETS CONSIST OF:
Paid-in capital	$144,004,252	$24,293,000	$21,578,641	$5,009,376
Distributable earnings (loss)	2,921,225	(2,189,615)	(4,409,721)	(1,141,641)

Net Assets	$146,925,477	$22,103,385	$17,168,920	$3,867,735

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,250,001	500,000	450,000	100,000
Net Asset Value	$117.54	$44.21	$38.15	$38.68

† Securities on loan, at value	$3,600,349	$—	$—	$—
†† Cost of foreign cash	$96,981	$—	$26,388	$17,868

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/22.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	71

Statements of Assets and Liabilities (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund	FlexShares® STOXX® Global Broad Infrastructure Index Fund	FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund

ASSETS
Securities, at cost	$5,959,339,348	$2,547,512,547	$359,689,932	$—
Affiliate securities, at cost	—	—	—	34,201,324
Securities Lending Reinvestments, at cost	200,125,034	27,954,570	2,527,416	—

Securities, at value†	6,820,447,853	2,481,997,953	320,007,900	—
Affiliate securities, at value	—	—	—	28,858,364
Securities Lending Reinvestments, at value	200,121,818	27,954,570	2,527,416	—
Cash	4,814,695	7,771,116	5,463,557	9,903
Cash segregated at broker*	3,384,673	2,567,896	1,135,692	—
Foreign cash††	6,014,133	4,017,253	663,461	—
Restricted cash**	—	203,240	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	699,659	—	42,549	—
Receivables:
Dividends and interest	3,760,445	6,674,598	1,333,352	—
Securities lending income	49,883	37,964	4,154	—
Capital shares issued	—	—	—	—
Investment adviser	—	—	—	—
Securities sold	166,946	22,061	6,817	—
Variation margin on futures contracts	—	—	—	—

Total Assets	7,039,460,105	2,531,246,651	331,184,898	28,868,267

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	988,169	48,973	28,860	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	200,125,034	27,954,570	2,527,416	—
Deferred compensation (Note 7)	477,815	135,252	25,924	539
Investment advisory fees (Note 4)	2,601,155	946,185	119,883	2,399
Trustee fees (Note 7)	92,639	45,453	8,654	713
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	1,288,011	—	—
Due to Authorized Participant	166,946	203,240	6,817	—
Variation margin on futures contracts	127,853	80,554	84,663	—
Capital shares redeemed	—	—	—	—
Other	28,500	26,000	2,000	—

Total Liabilities	204,608,111	30,728,238	2,804,217	3,651

Net Assets	$6,834,851,994	$2,500,518,413	$328,380,681	$28,864,616

NET ASSETS CONSIST OF:
Paid-in capital	$7,129,777,702	$2,750,801,700	$404,471,048	$34,563,743
Distributable earnings (loss)	(294,925,708)	(250,283,287)	(76,090,367)	(5,699,127)

Net Assets	$6,834,851,994	$2,500,518,413	$328,380,681	$28,864,616

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	165,300,001	51,750,001	6,300,001	1,000,001
Net Asset Value	$41.35	$48.32	$52.12	$28.86

† Securities on loan, at value	$464,678,070	$156,517,412	$39,476,466	$—
†† Cost of foreign cash	$5,450,282	$4,029,437	$662,616	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/22.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

72	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Quality Dividend Index Fund	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund

ASSETS
Securities, at cost	$1,375,589,496	$318,037,114	$16,262,177	$501,071,246
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	243,436,675	16,949,737	247,981	7,868,448

Securities, at value†	1,515,318,768	340,028,276	17,688,939	422,801,748
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	243,434,668	16,949,737	247,981	7,868,448
Cash	6,031,784	4,808,744	254,569	1,092,531
Cash segregated at broker*	501,579	522,499	122,803	1,518,313
Foreign cash††	—	—	—	4,075,413
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	26,739
Receivables:
Dividends and interest	1,502,690	310,084	17,632	3,181,180
Securities lending income	66,405	14,440	708	23,395
Capital shares issued	—	—	—	—
Investment adviser	—	—	—	—
Securities sold	354,875	—	—	169,849
Variation margin on futures contracts	—	—	—	—

Total Assets	1,767,210,769	362,633,780	18,332,632	440,757,616

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	42,855
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	243,436,675	16,949,737	247,981	7,868,448
Deferred compensation (Note 7)	156,707	37,565	5,817	66,156
Investment advisory fees (Note 4)	453,927	102,836	5,324	169,301
Trustee fees (Note 7)	28,994	8,086	521	12,289
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	354,875	—	—	146,837
Variation margin on futures contracts	44,122	89,828	10,126	342,638
Capital shares redeemed	—	—	—	—
Other	5,650	2,150	400	12,000

Total Liabilities	244,480,950	17,190,202	270,169	8,660,524

Net Assets	$1,522,729,819	$345,443,578	$18,062,463	$432,097,092

NET ASSETS CONSIST OF:
Paid-in capital	$1,437,380,841	$350,673,014	$16,906,787	$692,660,025
Distributable earnings (loss)	85,348,978	(5,229,436)	1,155,676	(260,562,933)

Net Assets	$1,522,729,819	$345,443,578	$18,062,463	$432,097,092

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	29,125,001	6,825,001	325,001	23,400,001
Net Asset Value	$52.28	$50.61	$55.58	$18.47

† Securities on loan, at value	$288,651,348	$35,270,721	$1,462,542	$30,462,551
†† Cost of foreign cash	$—	$—	$—	$4,069,870

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/22.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	73

Statements of Assets and Liabilities (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund	FlexShares® International Quality Dividend Dynamic Index Fund	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

ASSETS
Securities, at cost	$44,872,925	$75,550,979	$2,273,651,424	$705,602,536
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	349,142	1,013,466	—	—

Securities, at value†	39,803,427	60,865,236	2,154,633,577	642,970,545
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	349,142	1,013,466	—	—
Cash	163,293	282,821	2,818,291	1,329,344
Cash segregated at broker*	112,225	124,396	—	—
Foreign cash††	173,448	208,436	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	10,609,362	—
Unrealized appreciation on forward foreign currency contracts	20,867	12,522	—	—
Receivables:
Dividends and interest	341,325	369,291	3,615,545	1,011,100
Securities lending income	2,578	3,400	13,960	6,881
Capital shares issued	—	—	1,179,224	—
Investment adviser	—	—	4,699	—
Securities sold	—	40,468	98,616,564	55,627,008
Variation margin on futures contracts	—	—	—	—

Total Assets	40,966,305	62,920,036	2,271,491,222	700,944,878

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	2,597	2,501	—	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	349,142	1,013,466	—	—
Deferred compensation (Note 7)	8,927	4,960	236,413	84,481
Investment advisory fees (Note 4)	16,807	24,243	330,329	97,000
Trustee fees (Note 7)	1,465	1,679	21,640	11,391
Securities purchased	—	—	102,351,207	56,865,508
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	40,468	—	—
Variation margin on futures contracts	35,026	40,862	—	—
Capital shares redeemed	—	—	10,613,018	—
Other	7,000	3,500	—	—

Total Liabilities	420,964	1,131,679	113,552,607	57,058,380

Net Assets	$40,545,341	$61,788,357	$2,157,938,615	$643,886,498

NET ASSETS CONSIST OF:
Paid-in capital	$73,846,030	$96,011,229	$2,380,587,672	$731,665,217
Distributable earnings (loss)	(33,300,689)	(34,222,872)	(222,649,057)	(87,778,719)

Net Assets	$40,545,341	$61,788,357	$2,157,938,615	$643,886,498

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	2,300,001	2,900,001	91,504,000	27,250,001
Net Asset Value	$17.63	$21.31	$23.58	$23.63

† Securities on loan, at value	$4,025,435	$6,321,311	$62,732,699	$59,169,651
†† Cost of foreign cash	$173,795	$206,985	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/22.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

74	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Disciplined Duration MBS Index Fund	FlexShares® Credit-Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value-Scored Bond Index Fund

ASSETS
Securities, at cost	$107,353,373	$265,179,777	$47,766,420	$950,787,508
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value†	96,171,521	234,820,853	34,694,439	861,008,645
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	—	—	—	—
Cash	2,016,091	5,422,700	243,115	6,439,383
Cash segregated at broker*	—	—	—	—
Foreign cash††	—	—	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:
Dividends and interest	291,023	2,279,582	533,685	16,758,714
Securities lending income	—	—	—	—
Capital shares issued	—	—	—	10,059,379
Investment adviser	—	—	—	—
Securities sold	—	10,568,298	1,211,484	72,003,214
Variation margin on futures contracts	—	—	—	—

Total Assets	98,478,635	253,091,433	36,682,723	966,269,335

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	6,126	12,501	2,935	5,625
Investment advisory fees (Note 4)	16,549	44,502	6,540	271,206
Trustee fees (Note 7)	1,798	5,364	1,133	9,038
Securities purchased	1,263,609	10,887,609	1,173,381	78,034,098
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	—
Other	1,600	2,500	1,000	4,000

Total Liabilities	1,289,682	10,952,476	1,184,989	78,323,967

Net Assets	$97,188,953	$242,138,957	$35,497,734	$887,945,368

NET ASSETS CONSIST OF:
Paid-in capital	$118,177,292	$283,117,668	$53,543,188	$1,057,237,406
Distributable earnings (loss)	(20,988,339)	(40,978,711)	(18,045,454)	(169,292,038)

Net Assets	$97,188,953	$242,138,957	$35,497,734	$887,945,368

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	4,850,001	5,350,001	900,001	22,150,001
Net Asset Value	$20.04	$45.26	$39.44	$40.09

† Securities on loan, at value	$—	$—	$—	$—
†† Cost of foreign cash	$—	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/22.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	75

Statements of Assets and Liabilities (cont.)

	FlexShares® ESG & Climate High Yield Corporate Core Index Fund	FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	FlexShares® Ready Access Variable Income Fund	FlexShares® Core Select Bond Fund

ASSETS
Securities, at cost	$20,125,816	$27,069,070	$869,528,367	$112,314,776
Affiliate securities, at cost	—	—	—	58,798,892
Securities Lending Reinvestments, at cost	—	—	—	55,525,084

Securities, at value†	19,887,403	21,969,323	858,655,437	101,694,979
Affiliate securities, at value	—	—	—	55,861,232
Securities Lending Reinvestments, at value	—	—	—	55,525,084
Cash	192,014	900,596	9,428,427	2,421,028
Cash segregated at broker*	—	—	—	—
Foreign cash††	—	—	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Due from Custodian	—	42,369	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:
Dividends and interest	344,089	221,923	3,914,134	—
Securities lending income	—	—	—	20,059
Capital shares issued	—	—	—	—
Investment adviser	—	—	2,525	—
Securities sold	937,986	621,574	—	551,493
Variation margin on futures contracts	—	—	—	—

Total Assets	21,361,492	23,755,785	872,000,523	216,073,875

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Due to brokers	—	—	—	4,755
Payables:
Cash collateral received from securities loaned	—	—	—	55,525,084
Deferred compensation (Note 7)	—	—	26,677	4,838
Investment advisory fees (Note 4)	79	2,331	177,073	29,205
Trustee fees (Note 7)	737	577	7,638	1,771
Securities purchased	928,335	595,852	15,428,180	1,142,291
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	3,852
Capital shares redeemed	—	—	—	—
Other	500	1,500	4,025	—

Total Liabilities	929,651	600,260	15,643,593	56,711,796

Net Assets	$20,431,841	$23,155,525	$856,356,930	$159,362,079

NET ASSETS CONSIST OF:
Paid-in capital	$24,326,768	$33,560,550	$866,349,914	$189,199,913
Distributable earnings (loss)	(3,894,927)	(10,405,025)	(9,992,984)	(29,837,834)

Net Assets	$20,431,841	$23,155,525	$856,356,930	$159,362,079

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	500,000	600,000	11,525,001	7,425,001
Net Asset Value	$40.86	$38.59	$74.30	$21.46

† Securities on loan, at value	$—	$—	$—	$53,981,888
†† Cost of foreign cash	$—	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/22.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

76	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Operations

For the year ended October 31, 2022

	FlexShares® US Quality Low Volatility Index Fund	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	FlexShares® Emerging Markets Quality Low Volatility Index Fund		FlexShares® Morningstar US Market Factor Tilt Index Fund

INVESTMENT INCOME
Dividend income	$2,925,652	$2,253,066	$494,699		$25,820,662
Income from non-cash dividends	—	—	—		—
Dividend income received from affiliate	—	—	—		18,788
Interest income	1,260	—	—		—
Securities lending income (net of fees) (Note 2)	12,331	6,911	—		588,375
Foreign withholding tax on dividends	(7,796)	(203,717)	(49,127)		(11,116)
Foreign withholding tax on interest	—	—	—		—

Total Investment Income	2,931,447	2,056,260	445,572		26,416,709

EXPENSES
Deferred compensation (Note 7)	1,394	611	125		13,125
Investment advisory fees	357,704	225,185	56,549		3,837,927
Trustee fees (Note 7)	7,159	3,063	597		67,536
Other expenses (Note 4)	—	—	—		499

Total Gross Expenses Before Fees Reimbursed	366,257	228,859	57,271		3,919,087

Less:
Fees reimbursed by investment advisor (Note 4)	(522)	(211)	(31)		(5,294)

Total Net Expenses	365,735	228,648	57,240		3,913,793

Net Investment Income (Loss)	2,565,712	1,827,612	388,332		22,502,916

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—		20,168
Transactions in investment securities	(2,979,504)	(3,215,500)	(644,694	)(1)	(4,684,416)
In-kind redemptions on investments in affiliated securities	—	—	—		18,076
In-kind redemptions on investments in securities	8,249,158	1,241,765	(127,745)		75,176,145
Expiration or closing of futures contracts	(283,104)	(294,793)	(48,717)		(2,142,809)
Settlement of forward foreign currency contracts	—	114,349	1,424		—
Foreign currency transactions	—	(78,991)	(46,555)		—

Net Realized Gain (Loss)	4,986,550	(2,233,170)	(866,287)		68,387,164

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(19,709,365)	(13,494,919)	(2,317,390	)(2)	(329,444,776	)(3)
Securities lending	—	—	—		(4,997)
Futures contracts	(1,744)	(47,271)	(6,048)		(170,946)
Forward foreign currency contracts	—	9,729	(2)		—
Translation of other assets and liabilities denominated in foreign currencies	—	(25,210)	1,064		—

Net Change in Unrealized Appreciation (Depreciation)	(19,711,109)	(13,557,671)	(2,322,376)		(329,620,719)

Net Realized and Unrealized Gain (Loss)	(14,724,559)	(15,790,841)	(3,188,663)		(261,233,555)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,158,847)	$(13,963,229)	$(2,800,331)		$(238,730,639)

(1)	Net of non-US capital gains tax of $(30,907).

(2)	Net of deferred non-US capital gains tax of $9,995.

(3)	Includes $(287,907) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	77

Statements of Operations (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund		FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Select Index Fund

INVESTMENT INCOME
Dividend income	$19,415,738	$12,732,437		$2,284,909	$2,807,589
Income from non-cash dividends	1,066,208	—		—	—
Dividend income received from affiliate	—	—		—	1,575
Interest income	22	7		—	—
Securities lending income (net of fees) (Note 2)	437,114	160,511		11,911	8,610
Foreign withholding tax on dividends	(1,988,683)	(1,413,236)		—	—
Foreign withholding tax on interest	—	(7)		—	—

Total Investment Income	18,930,399	11,479,712		2,296,820	2,817,774

EXPENSES
Deferred compensation (Note 7)	4,791	2,468		1,222	1,585
Investment advisory fees	2,161,436	1,656,739		424,992	590,773
Trustee fees (Note 7)	24,307	12,278		6,277	8,117
Other expenses (Note 4)	—	—		—	—

Total Gross Expenses Before Fees Reimbursed	2,190,534	1,671,485		432,491	600,475

Less:
Fees reimbursed by investment advisor (Note 4)	(1,805)	(1,044)		(1,790)	(569)

Total Net Expenses	2,188,729	1,670,441		430,701	599,906

Net Investment Income (Loss)	16,741,670	9,809,271		1,866,119	2,217,868

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—		—	(24,306)
Transactions in investment securities	(2,663,097)	(13,461,292	)(1)	(2,172,619)	(4,127,036)
In-kind redemptions on investments in affiliated securities	—	—		—	(93)
In-kind redemptions on investments in securities	6,893,368	1,253,873		14,142,209	8,342,410
Expiration or closing of futures contracts	(755,268)	(904,011)		(273,891)	(95,274)
Settlement of forward foreign currency contracts	(745,024)	160,911		—	—
Foreign currency transactions	(1,217,558)	(307,615)		—	—

Net Realized Gain (Loss)	1,512,421	(13,258,134)		11,695,699	4,095,701

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(161,309,408)	(79,782,880	)(2)	(32,689,339)	(39,458,575)
Securities lending	—	—		—	—
Futures contracts	(55,871)	(127,750)		(95,079)	(75,559)
Forward foreign currency contracts	71,255	(4,724)		—	—
Translation of other assets and liabilities denominated in foreign currencies	(379,882)	(5,274)		—	—

Net Change in Unrealized Appreciation (Depreciation)	(161,673,906)	(79,920,628)		(32,784,418)	(39,534,134)

Net Realized and Unrealized Gain (Loss)	(160,161,485)	(93,178,762)		(21,088,719)	(35,438,433)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(143,419,815)	$(83,369,491)		$(19,222,600)	$(33,220,565)

(1)	Net of non-US capital gains tax of $(11,144).

(2)	Net of deferred non-US capital gains tax of $719,339.

See Accompanying Notes to the Financial Statements.

78	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund	FlexShares® ESG & Climate US Large Cap Core Index Fund	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	FlexShares® ESG & Climate Emerging Markets Core Index Fund
				April 20, 2022* through October 31, 2022

INVESTMENT INCOME
Dividend income	$3,701,745	$172,902	$517,138	$91,679
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	4	107	—	—
Securities lending income (net of fees) (Note 2)	20,284	—	—	—
Foreign withholding tax on dividends	(210,629)	—	(59,034)	(11,413)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	3,511,404	173,009	458,104	80,266

EXPENSES
Deferred compensation (Note 7)	1,432	73	104	21
Investment advisory fees	698,019	9,585	15,800	4,309
Trustee fees (Note 7)	7,277	471	581	108
Other expenses (Note 4)	—	—	—	—

Total Gross Expenses Before Fees Reimbursed	706,728	10,129	16,485	4,438

Less:
Fees reimbursed by investment advisor (Note 4)	(494)	(19)	(38)	(12)

Total Net Expenses	706,234	10,110	16,447	4,426

Net Investment Income (Loss)	2,805,170	162,899	441,657	75,840

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	(4,600,693)	(195,104)	(913,975)	(49,403)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	8,341,868	80,873	—	—
Expiration or closing of futures contracts	(387,711)	(19,215)	(43,003)	(4,688)
Settlement of forward foreign currency contracts	156,936	—	2,773	—
Foreign currency transactions	(157,081)	—	(11,912)	8,806

Net Realized Gain (Loss)	3,353,319	(133,446)	(966,117)	(45,285)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(41,688,994)	(2,173,361)	(3,595,140)	(1,099,428)
Securities lending	—	—	—	—
Futures contracts	(91,583)	(6,858)	(4,776)	(6,812)
Forward foreign currency contracts	(6,243)	—	4,137	—
Translation of other assets and liabilities denominated in foreign currencies	(11,824)	—	(1,384)	(292)

Net Change in Unrealized Appreciation (Depreciation)	(41,798,644)	(2,180,219)	(3,597,163)	(1,106,532)

Net Realized and Unrealized Gain (Loss)	(38,445,325)	(2,313,665)	(4,563,280)	(1,151,817)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(35,640,155)	$(2,150,766)	$(4,121,623)	$(1,075,977)

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	79

Statements of Operations (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund		FlexShares® STOXX® Global Broad Infrastructure Index Fund		FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund

INVESTMENT INCOME
Dividend income	$328,254,806		$81,355,064		$12,762,427	$—
Income from non-cash dividends	45,208,148		—		—	—
Dividend income received from affiliate	—		—		—	1,093,149
Interest income	—		—		—	—
Securities lending income (net of fees) (Note 2)	1,614,496		567,457		63,128	—
Foreign withholding tax on dividends	(14,614,391)		(5,194,825)		(474,318)	—
Foreign withholding tax on interest	—		—		—	—

Total Investment Income	360,463,059		76,727,696		12,351,237	1,093,149

EXPENSES
Deferred compensation (Note 7)	63,094		21,813		3,510	325
Investment advisory fees	33,544,536		12,080,810		1,804,239	209,506
Trustee fees (Note 7)	326,096		113,957		17,625	1,600
Other expenses (Note 4)	—		—		—	—

Total Gross Expenses Before Fees Reimbursed	33,933,726		12,216,580		1,825,374	211,431

Less:
Fees reimbursed by investment advisor (Note 4)	(29,020)		(8,180)		(1,286)	(170,806)

Total Net Expenses	33,904,706		12,208,400		1,824,088	40,625

Net Investment Income (Loss)	326,558,353		64,519,296		10,527,149	1,052,524

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—		—		—	(231,991)
Transactions in investment securities	(57,440,335	)(1)	(51,294,880	)(2)	(9,429,173)	—
In-kind redemptions on investments in affiliated securities	—		—		—	(115,194)
In-kind redemptions on investments in securities	615,401,700		21,478,609		9,996,330	—
Expiration or closing of futures contracts	(8,445,121)		(1,241,022)		(1,219,139)	—
Settlement of forward foreign currency contracts	(1,217,160)		(793,098)		34,177	—
Foreign currency transactions	(4,378,904)		(2,434,316)		(587,972)	—

Net Realized Gain (Loss)	543,920,180		(34,284,707)		(1,205,777)	(347,185)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(256,098,969	)(3)	(413,002,200	)(4)	(112,395,870)	(6,504,289	)(5)
Securities lending	(3,265)		—		—	—
Futures contracts	(875,882)		(434,981)		(174,520)	—
Forward foreign currency contracts	(682,867)		201,860		19,617	—
Translation of other assets and liabilities denominated in foreign currencies	144,454		(337,764)		(54,585)	—

Net Change in Unrealized Appreciation (Depreciation)	(257,516,529)		(413,573,085)		(112,605,358)	(6,504,289)

Net Realized and Unrealized Gain (Loss)	286,403,651		(447,857,792)		(113,811,135)	(6,851,474)

Net Increase (Decrease) in Net Assets Resulting from Operations	$612,962,004		$(383,338,496)		$(103,283,986)	$(5,798,950)

(1)	Net of non-US capital gains tax of $(106,852).

(2)	Net of non-US capital gains tax of $(346,303).

(3)	Net of deferred non-US capital gains tax of $537,973.

(4)	Net of deferred non-US capital gains tax of $1,288,011.

(5)	Includes $(6,504,289) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

80	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Quality Dividend Index Fund	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund

INVESTMENT INCOME
Dividend income	$41,609,388	$10,073,709	$493,796	$33,788,774
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	—	—	—	—
Securities lending income (net of fees) (Note 2)	573,559	118,070	6,113	209,170
Foreign withholding tax on dividends	—	—	—	(3,306,424)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	42,182,947	10,191,779	499,909	30,691,520

EXPENSES
Deferred compensation (Note 7)	13,793	3,515	177	4,776
Investment advisory fees	5,972,446	1,484,915	75,485	2,582,906
Trustee fees (Note 7)	71,345	17,566	854	24,161
Other expenses (Note 4)	—	—	—	—

Total Gross Expenses Before Fees Reimbursed	6,057,584	1,505,996	76,516	2,611,843

Less:
Fees reimbursed by investment advisor (Note 4)	(4,869)	(1,162)	(18)	(1,944)

Total Net Expenses	6,052,715	1,504,834	76,498	2,609,899

Net Investment Income (Loss)	36,130,232	8,686,945	423,411	28,081,621

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	(47,778,501)	(8,258,739)	(151,822)	(33,464,887)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	124,766,672	44,746,230	1,581,915	2,302,932
Expiration or closing of futures contracts	(2,464,197)	(874,263)	(41,226)	(2,280,920)
Settlement of forward foreign currency contracts	—	—	—	(813,046)
Foreign currency transactions	—	—	—	(1,133,722)

Net Realized Gain (Loss)	74,523,974	35,613,228	1,388,867	(35,389,643)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(248,671,370)	(74,828,907)	(3,851,489)	(140,207,633)
Securities lending	(2,043)	—	—	—
Futures contracts	(284,371)	(138,287)	(19,610)	(335,187)
Forward foreign currency contracts	—	—	—	81,207
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	(270,285)

Net Change in Unrealized Appreciation (Depreciation)	(248,957,784)	(74,967,194)	(3,871,099)	(140,731,898)

Net Realized and Unrealized Gain (Loss)	(174,433,810)	(39,353,966)	(2,482,232)	(176,121,541)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(138,303,578)	$(30,667,021)	$(2,058,821)	$(148,039,920)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	81

Statements of Operations (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund		FlexShares® International Quality Dividend Dynamic Index Fund		FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

INVESTMENT INCOME
Dividend income	$3,417,924		$4,476,464		$—	$—
Income from non-cash dividends	—		461,798		—	—
Dividend income received from affiliate	—		—		—	—
Interest income	—		—		133,398,438	53,746,461
Securities lending income (net of fees) (Note 2)	29,890		41,027		68,825	53,720
Foreign withholding tax on dividends	(326,249)		(477,781)		—	—
Foreign withholding tax on interest	—		—		—	—

Total Investment Income	3,121,565		4,501,508		133,467,263	53,800,181

EXPENSES
Deferred compensation (Note 7)	541		651		15,978	6,580
Investment advisory fees	287,883		354,718		3,426,960	1,350,627
Administration fees (Note 5)	—		—		—	30,372
Trustee fees (Note 7)	2,664		3,307		85,572	33,236
Other expenses (Note 4)	—		—		—	—

Total Gross Expenses Before Fees Reimbursed	291,088		358,676		3,528,510	1,420,815

Less:
Fees reimbursed by investment advisor (Note 4)	(198)		(248)		(8,159)	(33,375)

Total Net Expenses	290,890		358,428		3,520,351	1,387,440

Net Investment Income (Loss)	2,830,675		4,143,080		129,946,912	52,412,741

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—		—		—	—
Transactions in investment securities	(4,697,687	)(1)	(5,809,981	)(2)	(62,652,067)	(25,865,562)
In-kind redemptions on investments in affiliated securities	—		—		—	—
In-kind redemptions on investments in securities	238,765		14,821		1,449,246	2,289,950
Expiration or closing of futures contracts	(422,328)		(481,777)		—	—
Settlement of forward foreign currency contracts	174,674		96,732		—	—
Foreign currency transactions	(184,098)		(155,944)		—	—

Net Realized Gain (Loss)	(4,890,674)		(6,336,149)		(61,202,821)	(23,575,612)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(12,660,048)		(19,614,243)		(171,934,382)	(102,258,738)
Securities lending	—		—		—	—
Futures contracts	(18,210)		(30,953)		—	—
Forward foreign currency contracts	4,749		5,959		—	—
Translation of other assets and liabilities denominated in foreign currencies	(34,097)		(28,660)		—	—

Net Change in Unrealized Appreciation (Depreciation)	(12,707,606)		(19,667,897)		(171,934,382)	(102,258,738)

Net Realized and Unrealized Gain (Loss)	(17,598,280)		(26,004,046)		(233,137,203)	(125,834,350)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,767,605)		$(21,860,966)		$(103,190,291)	$(73,421,609)

(1)	Net of non-US capital gains tax of $696.

(2)	Net of non-US capital gains tax of $(12,389).

See Accompanying Notes to the Financial Statements.

82	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Disciplined Duration MBS Index Fund	FlexShares® Credit- Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value- Scored Bond Index Fund

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	1,542,337	6,248,942	2,008,279	57,253,411
Securities lending income (net of fees) (Note 2)	—	—	—	—
Foreign withholding tax on dividends	—	—	—	—
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	1,542,337	6,248,942	2,008,279	57,253,411

EXPENSES
Deferred compensation (Note 7)	939	2,288	433	6,668
Investment advisory fees	221,444	588,642	108,214	2,949,144
Trustee fees (Note 7)	4,878	11,670	2,128	35,858
Other expenses (Note 4)	—	—	—	—

Total Gross Expenses Before Fees Reimbursed	227,261	602,600	110,775	2,991,670

Less:
Fees reimbursed by investment advisor (Note 4)	(382)	(828)	(144)	(3,238)

Total Net Expenses	226,879	601,772	110,631	2,988,432

Net Investment Income (Loss)	1,315,458	5,647,170	1,897,648	54,264,979

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	(4,182,658)	(10,722,054)	(5,104,776)	(84,076,492)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	—	(802,474)	—	(747,168)
Expiration or closing of futures contracts	—	—	—	—
Settlement of forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	—	—

Net Realized Gain (Loss)	(4,182,658)	(11,524,528)	(5,104,776)	(84,823,660)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(11,405,968)	(31,515,973)	(14,928,195)	(89,845,656)
Securities lending	—	—	—	—
Futures contracts	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	(11,405,968)	(31,515,973)	(14,928,195)	(89,845,656)

Net Realized and Unrealized Gain (Loss)	(15,588,626)	(43,040,501)	(20,032,971)	(174,669,316)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,273,168)	$(37,393,331)	$(18,135,323)	$(120,404,337)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	83

Statements of Operations (cont.)

	FlexShares® ESG & Climate High Yield Corporate Core Index Fund	FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	FlexShares® Ready Access Variable Income Fund	FlexShares® Core Select Bond Fund

INVESTMENT INCOME
Dividend income	$—	$—	$—	$1,695,332
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	1,787,315
Interest income	1,060,998	1,076,341	10,127,650	8,998
Securities lending income (net of fees) (Note 2)	—	—	—	104,648
Foreign withholding tax on dividends	—	—	—	—
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	1,060,998	1,076,341	10,127,650	3,596,293

EXPENSES
Deferred compensation (Note 7)	207	387	4,860	1,200
Investment advisory fees	52,998	50,966	1,503,233	512,397
Trustee fees (Note 7)	1,132	1,849	27,136	6,547
Other expenses (Note 4)	—	—	—	—

Total Gross Expenses Before Fees Reimbursed	54,337	53,202	1,535,229	520,144

Less:
Fees reimbursed by investment advisor (Note 4)	(206)	(154)	(2,525)	(202,703)

Total Net Expenses	54,131	53,048	1,532,704	317,441

Net Investment Income (Loss)	1,006,867	1,023,293	8,594,946	3,278,852

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	(7,627,842)
Transactions in investment securities	(3,550,393)	(5,269,138)	(815,721)	(7,382,999)
In-kind redemptions on investments in affiliated securities	—	—	—	3,719
In-kind redemptions on investments in securities	(72,176)	—	—	102,560
Expiration or closing of futures contracts	—	—	—	1,174
Settlement of forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	—	—

Net Realized Gain (Loss)	(3,622,569)	(5,269,138)	(815,721)	(14,903,388)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	171,352	(4,417,178)	(11,518,881)	(13,963,561	)(1)
Securities lending	—	—	—	—
Futures contracts	—	—	—	(3,960)
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	171,352	(4,417,178)	(11,518,881)	(13,967,521)

Net Realized and Unrealized Gain (Loss)	(3,451,217)	(9,686,316)	(12,334,602)	(28,870,909)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,444,350)	$(8,663,023)	$(3,739,656)	$(25,592,057)

(1)	Includes $(2,999,007) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

84	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Changes in Net Assets

	FlexShares® US Quality Low Volatility Index Fund		FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$2,565,712	$1,643,691	$1,827,612	$2,226,694
Net realized gain (loss)	4,986,550	9,877,154	(2,233,170)	4,060,236
Net change in unrealized appreciation (depreciation)	(19,711,109)	29,486,420	(13,557,671)	8,924,507

Net Increase (Decrease) in Net Assets
Resulting from Operations	(12,158,847)	41,007,265	(13,963,229)	15,211,437

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(2,196,287)	(1,694,565)	(2,140,729)	(2,249,889)

Total distributions	(2,196,287)	(1,694,565)	(2,140,729)	(2,249,889)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	51,896,738	56,108,720	10,600,255	13,390,874
Cost of shares redeemed	(36,047,573)	(44,870,466)	(8,015,506)	(16,728,469)

Net Increase (Decrease) from Capital Transactions	15,849,165	11,238,254	2,584,749	(3,337,595)

Total Increase (Decrease) in Net Assets	1,494,031	50,550,954	(13,519,209)	9,623,953

NET ASSETS
Beginning of Period	$161,074,492	$110,523,538	$75,370,957	$65,747,004 (3)

End of Period	$162,568,523	$161,074,492	$61,851,748	$75,370,957

SHARE TRANSACTIONS
Beginning of period	2,950,001	2,700,001	2,700,001	2,800,001
Shares issued	—	—	100,000	—
Shares issued in-kind	1,000,000	1,150,000	300,000	500,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(700,000)	(900,000)	(300,000)	(600,000)

Shares Outstanding, End of Period	3,250,001	2,950,001	2,800,001	2,700,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made to offset taxes, commissions, and price differences from the NAV that would otherwise impact the fund on these order trades.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	85

Statements of Changes in Net Assets (cont.)

	FlexShares® Emerging Markets Quality Low Volatility Index Fund		FlexShares® Morningstar US Market Factor Tilt Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$388,332	$384,138	$22,502,916	$20,467,734
Net realized gain (loss)	(866,287)	204,217	68,387,164	125,723,634
Net change in unrealized appreciation (depreciation)	(2,322,376)	669,161	(329,620,719)	436,303,767

Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,800,331)	1,257,516	(238,730,639)	582,495,135

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(416,284)	(269,007)	(22,299,297)	(19,993,786)
Tax return of capital	(24,777)	—	—	—

Total distributions	(441,061)	(269,007)	(22,299,297)	(19,993,786)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	5,276,872	59,308,274	95,734,574
Cost of shares redeemed	(4,388,407)	—	(127,889,854)	(106,003,334)

Net Increase (Decrease) from Capital Transactions	(4,388,407)	5,276,872	(68,581,580)	(10,268,760)

Total Increase (Decrease) in Net Assets	(7,629,799)	6,265,381	(329,611,516)	552,232,589

NET ASSETS
Beginning of Period	$15,843,691	$9,578,310 (3)	$1,727,019,018	$1,174,786,429

End of Period	$8,213,892	$15,843,691	$1,397,407,502	$1,727,019,018

SHARE TRANSACTIONS
Beginning of period	600,001	400,001	9,650,001	9,700,001
Shares issued	—	—	—	—
Shares issued in-kind	—	200,000	350,000	600,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(200,000)	—	(750,000)	(650,000)

Shares Outstanding, End of Period	400,001	600,001	9,250,001	9,650,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made offset taxes, commissions, and price differences from the NAV that would otherwise impact the fund on these order trades.

See Accompanying Notes to the Financial Statements.

86	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund		FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$16,741,670	$15,324,867	$9,809,271	$7,624,187
Net realized gain (loss)	1,512,421	21,856,890	(13,258,134)	25,611,349
Net change in unrealized appreciation (depreciation)	(161,673,906)	152,302,928	(79,920,628)	31,176,773

Net Increase (Decrease) in Net Assets
Resulting from Operations	(143,419,815)	189,484,685	(83,369,491)	64,412,309

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(22,504,833)	(13,410,048)	(12,431,512)	(6,011,707)
Tax return of capital	(992,999)	—	—	—

Total distributions	(23,497,832)	(13,410,048)	(12,431,512)	(6,011,707)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	14,617,000	44,016,396	10,793,304	50,124,591
Cost of shares redeemed	(49,583,666)	(70,468,136)	(42,475,383)	—

Net Increase (Decrease) from Capital Transactions	(34,966,666)	(26,451,740)	(31,682,079)	50,124,591

Total Increase (Decrease) in Net Assets	(201,884,313)	149,622,897	(127,483,082)	108,525,193

NET ASSETS
Beginning of Period	$648,638,493	$499,015,596	$334,371,995	$225,846,802

End of Period	$446,754,180	$648,638,493	$206,888,913	$334,371,995

SHARE TRANSACTIONS
Beginning of period	8,800,001	9,200,001	5,500,001	4,700,001
Shares issued	—	—	—	—
Shares issued in-kind	200,000	600,000	200,000	800,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(800,000)	(1,000,000)	(800,000)	—

Shares Outstanding, End of Period	8,200,001	8,800,001	4,900,001	5,500,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	87

Statements of Changes in Net Assets (cont.)

	FlexShares® US Quality Large Cap Index Fund		FlexShares® STOXX® US ESG Select Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$1,866,119	$1,172,409	$2,217,868	$2,051,388
Net realized gain (loss)	11,695,699	5,820,892	4,095,701	25,495,358
Net change in unrealized appreciation (depreciation)	(32,784,418)	26,126,364	(39,534,134)	24,935,787

Net Increase (Decrease) in Net Assets
Resulting from Operations	(19,222,600)	33,119,665	(33,220,565)	52,482,533

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(1,808,374)	(1,136,947)	(2,266,829)	(1,955,493)

Total distributions	(1,808,374)	(1,136,947)	(2,266,829)	(1,955,493)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	57,305,777	54,387,819	37,713,363	115,766,022
Cost of shares redeemed	(53,400,212)	(13,737,728)	(21,888,788)	(63,701,888)

Net Increase (Decrease) from Capital Transactions	3,905,565	40,650,091	15,824,575	52,064,134

Total Increase (Decrease) in Net Assets	(17,125,409)	72,632,809	(19,662,819)	102,591,174

NET ASSETS
Beginning of Period	$144,475,249	$71,842,440	$191,642,745	$89,051,571

End of Period	$127,349,840	$144,475,249	$171,979,926	$191,642,745

SHARE TRANSACTIONS
Beginning of period	2,875,001	2,025,001	1,700,001	1,125,001
Shares issued	—	—	—	—
Shares issued in-kind	1,300,000	1,150,000	350,000	1,200,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(1,225,000)	(300,000)	(200,000)	(625,000)

Shares Outstanding, End of Period	2,950,001	2,875,001	1,850,001	1,700,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

88	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund		FlexShares® ESG & Climate US Large Cap Core Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	September 20, 2021* through October 31, 2021

OPERATIONS
Net investment income (loss)	$2,805,170	$2,456,041	$162,899	$2,838
Net realized gain (loss)	3,353,319	13,795,248	(133,446)	(534)
Net change in unrealized appreciation (depreciation)	(41,798,644)	34,498,730	(2,180,219)	167,182

Net Increase (Decrease) in Net Assets
Resulting from Operations	(35,640,155)	50,750,019	(2,150,766)	169,486

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(3,114,461)	(2,324,712)	(129,697)

Total distributions	(3,114,461)	(2,324,712)	(129,697)	—

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	14,352,429	53,795,593	24,984,332	—
Cost of shares redeemed	(14,389,810)	(27,826,718)	(3,269,970)	—

Net Increase (Decrease) from Capital Transactions	(37,381)	25,968,875	21,714,362	—

Total Increase (Decrease) in Net Assets	(38,791,997)	74,394,182	19,433,899	169,486

NET ASSETS
Beginning of Period	$185,717,474	$111,323,292	$2,669,486	$2,500,000	(2)

End of Period	$146,925,477	$185,717,474	$22,103,385	$2,669,486

SHARE TRANSACTIONS
Beginning of period	1,250,001	1,050,001	50,000	50,000	(2)
Shares issued	50,000	—	—	—
Shares issued in-kind	50,000	400,000	525,000	—
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(100,000)	(200,000)	(75,000)	—

Shares Outstanding, End of Period	1,250,001	1,250,001	500,000	50,000

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	89

Statements of Changes in Net Assets (cont.)

	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund			FlexShares® ESG & Climate Emerging Markets Core Index Fund
	Year Ended October 31, 2022	September 20, 2021* through October 31, 2021		April 20, 2022* through October 31, 2022

OPERATIONS
Net investment income (loss)	$441,657	$15,775		$75,840
Net realized gain (loss)	(966,117)	(777)		(45,285)
Net change in unrealized appreciation (depreciation)	(3,597,163)	103,891		(1,106,532)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,121,623)	118,889		(1,075,977)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(406,987)			(65,664)

Total distributions	(406,987)	—		(65,664)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	16,578,470	—		—
Cost of shares redeemed	—	—		—

Net Increase (Decrease) from Capital Transactions	16,578,470	—		—

Total Increase (Decrease) in Net Assets	12,049,860	118,889		(1,141,641)

NET ASSETS
Beginning of Period	$5,119,060	$5,000,171	(2)	$5,009,376	(2),(3)

End of Period	$17,168,920	$5,119,060		$3,867,735

SHARE TRANSACTIONS
Beginning of period	100,000	100,000	(2)	100,000	(2)
Shares issued	—	—		—
Shares issued in-kind	350,000	—		—
Shares redeemed	—	—		—
Shares redeemed in-kind	—	—		—

Shares Outstanding, End of Period	450,000	100,000		100,000

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made to offset taxes, commissions, and price differences from the NAV that would otherwise impact the fund on these order trades.

See Accompanying Notes to the Financial Statements.

90	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund		FlexShares® STOXX® Global Broad Infrastructure Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$326,558,353	$188,997,153	$64,519,296	$61,807,665
Net realized gain (loss)	543,920,180	(71,904,345)	(34,284,707)	117,716,133
Net change in unrealized appreciation (depreciation)	(257,516,529)	1,409,046,021	(413,573,085)	271,965,150

Net Increase (Decrease) in Net Assets
Resulting from Operations	612,962,004	1,526,138,829	(383,338,496)	451,488,948

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(349,767,759)	(167,354,837)	(71,164,043)	(58,905,802)

Total distributions	(349,767,759)	(167,354,837)	(71,164,043)	(58,905,802)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	2,228,186,786	1,894,646,901	376,096,311	754,964,371
Cost of shares redeemed	(1,709,239,303)	(125,446,435)	(64,981,425)	(360,237,628)

Net Increase (Decrease) from Capital Transactions	518,947,483	1,769,200,466	311,114,886	394,726,743

Total Increase (Decrease) in Net Assets	782,141,728	3,127,984,458	(143,387,653)	787,309,889

NET ASSETS
Beginning of Period	$6,052,710,266	$2,924,725,808	$2,643,906,066	$1,856,596,177

End of Period	$6,834,851,994	$6,052,710,266	$2,500,518,413	$2,643,906,066

SHARE TRANSACTIONS
Beginning of period	156,550,001	109,500,001	45,800,001	38,600,001
Shares issued	—	—	—	—
Shares issued in-kind	51,400,000	50,850,000	7,100,000	13,350,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(42,650,000)	(3,800,000)	(1,150,000)	(6,150,000)

Shares Outstanding, End of Period	165,300,001	156,550,001	51,750,001	45,800,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	91

Statements of Changes in Net Assets (cont.)

	FlexShares® Global Quality Real Estate Index Fund		FlexShares® Real Assets Allocation Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$10,527,149	$7,422,552	$1,052,524	$379,252
Net realized gain (loss)	(1,205,777)	10,254,699	(347,185)	233,987
Net change in unrealized appreciation (depreciation)	(112,605,358)	91,009,496	(6,504,289)	1,551,258

Net Increase (Decrease) in Net Assets
Resulting from Operations	(103,283,986)	108,686,747	(5,798,950)	2,164,497

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(12,433,295)	(5,654,125)	(1,056,448)	(383,940)
Tax return of capital	(212,283)	—	—	—

Total distributions	(12,645,578)	(5,654,125)	(1,056,448)	(383,940)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	61,391,019	74,006,928	31,091,126	24,868,156
Cost of shares redeemed	(35,678,157)	(23,016,532)	(25,670,798)	(850,756)

Net Increase (Decrease) from Capital Transactions	25,712,862	50,990,396	5,420,328	24,017,400

Total Increase (Decrease) in Net Assets	(90,216,702)	154,023,018	(1,435,070)	25,797,957

NET ASSETS
Beginning of Period	$418,597,383	$264,574,365	$30,299,686	$4,501,729

End of Period	$328,380,681	$418,597,383	$28,864,616	$30,299,686

SHARE TRANSACTIONS
Beginning of period	5,950,001	5,200,001	900,001	175,001
Shares issued	—	—	—	—
Shares issued in-kind	900,000	1,150,000	925,000	750,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(550,000)	(400,000)	(825,000)	(25,000)

Shares Outstanding, End of Period	6,300,001	5,950,001	1,000,001	900,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

92	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Index Fund		FlexShares® Quality Dividend Defensive Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$36,130,232	$32,968,130	$8,686,945	$9,828,754
Net realized gain (loss)	74,523,974	155,267,183	35,613,228	61,643,521
Net change in unrealized appreciation (depreciation)	(248,957,784)	267,516,624	(74,967,194)	63,438,797

Net Increase (Decrease) in Net Assets
Resulting from Operations	(138,303,578)	455,751,937	(30,667,021)	134,911,072

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(36,901,147)	(31,171,462)	(9,019,363)	(9,806,498)

Total distributions	(36,901,147)	(31,171,462)	(9,019,363)	(9,806,498)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	512,092,494	441,818,714	100,491,773	116,279,178
Cost of shares redeemed	(456,702,830)	(489,030,914)	(163,419,797)	(204,498,560)

Net Increase (Decrease) from Capital Transactions	55,389,664	(47,212,200)	(62,928,024)	(88,219,382)

Total Increase (Decrease) in Net Assets	(119,815,061)	377,368,275	(102,614,408)	36,885,192

NET ASSETS
Beginning of Period	$1,642,544,880	$1,265,176,605	$448,057,986	$411,172,794

End of Period	$1,522,729,819	$1,642,544,880	$345,443,578	$448,057,986

SHARE TRANSACTIONS
Beginning of period	28,150,001	29,150,001	8,000,001	9,650,001
Shares issued	—	—	—	—
Shares issued in-kind	9,150,000	8,100,000	1,850,000	2,250,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(8,175,000)	(9,100,000)	(3,025,000)	(3,900,000)

Shares Outstanding, End of Period	29,125,001	28,150,001	6,825,001	8,000,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	93

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Dynamic Index Fund		FlexShares® International Quality Dividend Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$423,411	$404,524	$28,081,621	$22,006,728
Net realized gain (loss)	1,388,867	1,782,150	(35,389,643)	48,065,144
Net change in unrealized appreciation (depreciation)	(3,871,099)	4,139,378	(140,731,898)	73,816,552

Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,058,821)	6,326,052	(148,039,920)	143,888,424

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(436,719)	(369,573)	(29,536,094)	(20,693,535)

Total distributions	(436,719)	(369,573)	(29,536,094)	(20,693,535)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	5,957,686	5,862,851	30,204,474	60,426,090
Cost of shares redeemed	(7,304,687)	(3,095,145)	(36,538,271)	(21,090,657)

Net Increase (Decrease) from Capital Transactions	(1,347,001)	2,767,706	(6,333,797)	39,335,433

Total Increase (Decrease) in Net Assets	(3,842,541)	8,724,185	(183,909,811)	162,530,322

NET ASSETS
Beginning of Period	$21,905,004	$13,180,819	$616,006,903	$453,476,581

End of Period	$18,062,463	$21,905,004	$432,097,092	$616,006,903

SHARE TRANSACTIONS
Beginning of period	350,001	300,001	23,900,001	22,500,001
Shares issued	—	—	—	—
Shares issued in-kind	100,000	100,000	1,200,000	2,300,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(125,000)	(50,000)	(1,700,000)	(900,000)

Shares Outstanding, End of Period	325,001	350,001	23,400,001	23,900,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

94	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund		FlexShares® International Quality Dividend Dynamic Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$2,830,675	$2,799,484	$4,143,080	$2,288,529
Net realized gain (loss)	(4,890,674)	5,928,070	(6,336,149)	1,919,295
Net change in unrealized appreciation (depreciation)	(12,707,606)	8,195,139	(19,667,897)	5,806,232

Net Increase (Decrease) in Net Assets
Resulting from Operations	(14,767,605)	16,922,693	(21,860,966)	10,014,056

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(2,940,092)	(2,683,528)	(4,368,329)	(1,876,931)

Total distributions	(2,940,092)	(2,683,528)	(4,368,329)	(1,876,931)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	—	14,075,676	45,461,250
Cost of shares redeemed	(13,205,553)	(2,184,308)	(2,032,721)	—

Net Increase (Decrease) from Capital Transactions	(13,205,553)	(2,184,308)	12,042,955	45,461,250

Total Increase (Decrease) in Net Assets	(30,913,250)	12,054,857	(14,186,340)	53,598,375

NET ASSETS
Beginning of Period	$71,458,591	$59,403,734	$75,974,697	$22,376,322

End of Period	$40,545,341	$71,458,591	$61,788,357	$75,974,697

SHARE TRANSACTIONS
Beginning of period	3,000,001	3,100,001	2,500,001	1,000,001
Shares issued	—	—	—	—
Shares issued in-kind	—	—	500,000	1,500,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(700,000)	(100,000)	(100,000)	—

Shares Outstanding, End of Period	2,300,001	3,000,001	2,900,001	2,500,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	95

Statements of Changes in Net Assets (cont.)

	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund		FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$129,946,912	$58,365,045	$52,412,741	$26,012,110
Net realized gain (loss)	(61,202,821)	36,821,507	(23,575,612)	12,575,174
Net change in unrealized appreciation (depreciation)	(171,934,382)	(1,328,792)	(102,258,738)	2,282,079

Net Increase (Decrease) in Net Assets
Resulting from Operations	(103,190,291)	93,857,760	(73,421,609)	40,869,363

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(131,367,411)	(61,292,947)	(53,319,431)	(26,674,665)
Tax return of capital	(2,470,987)	—	(769,089)	—

Total distributions	(133,838,398)	(61,292,947)	(54,088,520)	(26,674,665)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	1,154,710,930	302,448,698	259,127,932	155,885,058
Cost of shares redeemed	(197,328,045)	(326,919,699)	(202,210,614)	(51,695,657)

Net Increase (Decrease) from Capital Transactions	957,382,885	(24,471,001)	56,917,318	104,189,401

Total Increase (Decrease) in Net Assets	720,354,196	8,093,812	(70,592,811)	118,384,099

NET ASSETS
Beginning of Period	$1,437,584,419	$1,429,490,607	$714,479,309	$596,095,210

End of Period	$2,157,938,615	$1,437,584,419	$643,886,498	$714,479,309

SHARE TRANSACTIONS
Beginning of period	54,504,000	55,554,000	25,500,001	21,800,001
Shares issued	—	—	—	—
Shares issued in-kind	45,050,000	11,450,000	9,600,000	5,550,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(8,050,000)	(12,500,000)	(7,850,000)	(1,850,000)

Shares Outstanding, End of Period	91,504,000	54,504,000	27,250,001	25,500,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

96	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Disciplined Duration MBS Index Fund		FlexShares® Credit-Scored US Corporate Bond Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$1,315,458	$381,266	$5,647,170	$4,833,547
Net realized gain (loss)	(4,182,658)	1,283,596	(11,524,528)	3,014,355
Net change in unrealized appreciation (depreciation)	(11,405,968)	(2,030,761)	(31,515,973)	(6,321,483)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(14,273,168)	(365,899)	(37,393,331)	1,526,419

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(2,906,209)	(2,676,548)	(8,289,209)	(7,983,218)

Total distributions	(2,906,209)	(2,676,548)	(8,289,209)	(7,983,218)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	24,467,825	19,053,611	54,188,645	133,299,728
Cost of shares redeemed	(21,342,283)	(4,788,861)	(82,107,127)	(13,500,359)

Net Increase (Decrease) from Capital Transactions	3,125,542	14,264,750	(27,918,482)	119,799,369

Total Increase (Decrease) in Net Assets	(14,053,835)	11,222,303	(73,601,022)	113,342,570

NET ASSETS
Beginning of Period	$111,242,788	$100,020,485	$315,739,979	$202,397,409

End of Period	$97,188,953	$111,242,788	$242,138,957	$315,739,979

SHARE TRANSACTIONS
Beginning of period	4,750,001	4,150,001	5,900,001	3,700,001
Shares issued	1,100,000	800,000	950,000	2,250,000
Shares issued in-kind	—	—	150,000	200,000
Shares redeemed	(1,000,000)	(200,000)	(1,500,000)	—
Shares redeemed in-kind	—	—	(150,000)	(250,000)

Shares Outstanding, End of Period	4,850,001	4,750,001	5,350,001	5,900,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	97

Statements of Changes in Net Assets (cont.)

	FlexShares® Credit-Scored US Long Corporate Bond Index Fund		FlexShares® High Yield Value-Scored Bond Index Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$1,897,648	$1,701,113	$54,264,979	$15,485,875
Net realized gain (loss)	(5,104,776)	1,029,123	(84,823,660)	9,388,965
Net change in unrealized appreciation (depreciation)	(14,928,195)	(16,024)	(89,845,656)	1,852,410

Net Increase (Decrease) in Net Assets
Resulting from Operations	(18,135,323)	2,714,212	(120,404,337)	26,727,250

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(2,837,455)	(3,440,094)	(56,016,563)	(14,752,663)

Total distributions	(2,837,455)	(3,440,094)	(56,016,563)	(14,752,663)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	27,084,379	746,832,545	415,533,944
Cost of shares redeemed	(4,384,065)	(11,864,331)	(257,649,977)	(41,947,766)

Net Increase (Decrease) from Capital Transactions	(4,384,065)	15,220,048	489,182,568	373,586,178

Total Increase (Decrease) in Net Assets	(25,356,843)	14,494,166	312,761,668	385,560,765

NET ASSETS
Beginning of Period	$60,854,577	$46,360,411	$575,183,700	$189,622,935

End of Period	$35,497,734	$60,854,577	$887,945,368	$575,183,700

SHARE TRANSACTIONS
Beginning of period	1,000,001	750,001	11,600,001	4,100,001
Shares issued	—	450,000	14,850,000	7,200,000
Shares issued in-kind	—	—	1,700,000	1,150,000
Shares redeemed	(100,000)	(200,000)	(5,500,000)	(850,000)
Shares redeemed in-kind	—	—	(500,000)	—

Shares Outstanding, End of Period	900,001	1,000,001	22,150,001	11,600,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

98	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® ESG & Climate High Yield Corporate Core Index Fund			FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund
	Year Ended October 31, 2022	September 20, 2021* through October 31, 2021		Year Ended October 31, 2022	September 20, 2021* through October 31, 2021

OPERATIONS
Net investment income (loss)	$1,006,867	$208,614		$1,023,293	$102,578
Net realized gain (loss)	(3,622,569)	(16,194)		(5,269,138)	(68,270)
Net change in unrealized appreciation (depreciation)	171,352	(409,765)		(4,417,178)	(682,569)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,444,350)	(217,345)		(8,663,023)	(648,261)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(1,310,115)			(1,093,741)

Total distributions	(1,310,115)	—		(1,093,741)	—

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	20,983,032	—		6,485,716	—
Cost of shares redeemed	(46,563,361)	—		(22,920,483)	—

Net Increase (Decrease) from Capital Transactions	(25,580,329)	—		(16,434,767)	—

Total Increase (Decrease) in Net Assets	(29,334,794)	(217,345)		(26,191,531)	(648,261)

NET ASSETS
Beginning of Period	$49,766,635	$49,983,980	(2),(3)	$49,347,056	$49,995,317	(2),(3)

End of Period	$20,431,841	$49,766,635		$23,155,525	$49,347,056

SHARE TRANSACTIONS
Beginning of period	1,000,000	1,000,000	(2)	1,000,000	1,000,000	(2)
Shares issued	500,000	—		150,000	—
Shares issued in-kind	—	—		—	—
Shares redeemed	(800,000)	—		(550,000)	—
Shares redeemed in-kind	(200,000)	—		—	—

Shares Outstanding, End of Period	500,000	1,000,000		600,000	1,000,000

*	Commencement of investment operations

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made to offset taxes, commissions, and price differences from the NAV that would otherwise impact the fund on these order trades

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	99

Statements of Changes in Net Assets (cont.)

	FlexShares® Ready Access Variable Income Fund		FlexShares® Core Select Bond Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$8,594,946	$2,617,948	$3,278,852	$1,991,134
Net realized gain (loss)	(815,721)	1,261,361	(14,903,388)	252,759
Net change in unrealized appreciation (depreciation)	(11,518,881)	(2,362,864)	(13,967,521)	(1,848,559)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(3,739,656)	1,516,445	(25,592,057)	395,334

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(7,907,561)	(3,046,370)	(3,352,156)	(2,693,092)

Total distributions	(7,907,561)	(3,046,370)	(3,352,156)	(2,693,092)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	583,737,232	55,265,356	73,291,854	36,362,834
Cost of shares redeemed	(90,072,224)	(148,597,576)	(11,502,530)	(16,671,414)

Net Increase (Decrease) from Capital Transactions	493,665,008	(93,332,220)	61,789,324	19,691,420

Total Increase (Decrease) in Net Assets	482,017,791	(94,862,145)	32,845,111	17,393,662

NET ASSETS
Beginning of Period	$374,339,139	$469,201,284	$126,516,968	$109,123,306

End of Period	$856,356,930	$374,339,139	$159,362,079	$126,516,968

SHARE TRANSACTIONS
Beginning of period	4,925,001	6,150,001	4,825,001	4,075,001
Shares issued	7,800,000	725,000	—	—
Shares issued in-kind	—	—	3,075,000	1,375,000
Shares redeemed	(1,200,000)	(1,950,000)	—	—
Shares redeemed in-kind	—	—	(475,000)	(625,000)

Shares Outstanding, End of Period	11,525,001	4,925,001	7,425,001	4,825,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

100	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Financial Highlights

	FlexShares® US Quality Low Volatility Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	For the period 07/15/19* through 10/31/19

Net asset value, beginning of period	$54.60	$40.93	$40.44	$40.00

PER SHARE

Investment Operations
Net Investment Income	0.82 (a)	0.57 (a)	0.64 (a)	0.17 (a)
Net Realized and Unrealized Gain (Loss)	(4.70)	13.69	0.38	0.35

Total from Operations	(3.88)	14.26	1.02	0.52

Distributions
Net Investment Income	(0.70)	(0.59)	(0.53)	(0.08)

Total from Distributions	(0.70)	(0.59)	(0.53)	(0.08)

Net Asset Value, end of period	$50.02	$54.60	$40.93	$40.44

Total Return(b)
Net Asset Value(d)	(7.12)%	35.05%	2.63%	1.30%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.23%	0.23%	0.23%	0.23%
Expenses net of reimbursements	0.22%	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	1.58%	1.17%	1.55%	1.45%
Net Investment Income Net of Reimbursements	1.58%	1.17%	1.56%	1.45%

Supplemental Data
Portfolio Turnover Rate(b)(e)	48%	43%	47%	9%
Net assets, end of period (thousands)	$162,569	$161,074	$110,524	$6,067

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	101

Financial Highlights (cont.)

	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	For the period 07/15/19* through 10/31/19

Net asset value, beginning of period	$27.92	$23.48	$25.60	$25.00

PER SHARE

Investment Operations
Net Investment Income	0.66 (a)	0.73 (a)	0.64 (a)	0.16 (a)
Net Realized and Unrealized Gain (Loss)	(5.71)	4.43	(2.22)	0.53

Total from Operations	(5.05)	5.16	(1.58)	0.69

Distributions
Net Investment Income	(0.78)	(0.72)	(0.54)	(0.09)

Total from Distributions	(0.78)	(0.72)	(0.54)	(0.09)

Net Asset Value, end of period	$22.09	$27.92	$23.48	$25.60

Total Return(b)
Net Asset Value(d)	(18.36)%	22.05%	(6.24)%	2.76%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.33%	0.33%	0.33%	0.32%
Expenses net of reimbursements	0.32%	0.32%	0.32%	0.32%
Net Investment Income Before Reimbursements	2.60%	2.68%	2.63%	2.21%
Net Investment Income Net of Reimbursements	2.60%	2.68%	2.64%	2.21%

Supplemental Data
Portfolio Turnover Rate(b)(e)	56%	56%	62%	14%
Net assets, end of period (thousands)	$61,852	$75,371	$65,747	$5,120

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

102	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Emerging Markets Quality Low Volatility Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	For the period 07/15/19* through 10/31/19

Net asset value, beginning of period	$26.41	$23.95	$24.94	$25.00

PER SHARE

Investment Operations
Net Investment Income	0.67 (a)	0.69 (a)	0.56 (a)	0.23 (a)
Net Realized and Unrealized Gain (Loss)	(5.82)	2.22	(0.91)	(0.18)

Total from Operations	(5.15)	2.91	(0.35)	0.05

Distributions
Net Investment Income	(0.69)	(0.45)	(0.64)	(0.11)
Tax Return of Capital	(0.04)	—	—	—

Total from Distributions	(0.73)	(0.45)	(0.64)	(0.11)

Net Asset Value, end of period	$20.53	$26.41	$23.95	$24.94

Total Return(b)
Net Asset Value(d)	(19.77)%	12.09%	(1.41)%	0.19%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.41%	0.41%	0.41%	0.40%
Expenses net of reimbursements	0.40%	0.40%	0.40%	0.40%
Net Investment Income Before Reimbursements	2.75%	2.57%	2.38%	3.18%
Net Investment Income Net of Reimbursements	2.75%	2.58%	2.39%	3.18%

Supplemental Data
Portfolio Turnover Rate(b)(e)	53%	54%	81%	12%
Net assets, end of period (thousands)	$8,214	$15,844	$9,578	$4,989

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	103

Financial Highlights (cont.)

	FlexShares® Morningstar US Market Factor Tilt Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$178.97	$121.11	$119.52	$110.13	$107.50

PER SHARE

Investment Operations
Net Investment Income	2.39 (a)	2.08 (a)	2.10 (a)	1.95 (a)	2.02 (a)
Net Realized and Unrealized Gain (Loss)	(27.93)	57.80	1.60	9.33	2.59

Total from Operations	(25.54)	59.88	3.70	11.28	4.61

Distributions
Net Investment Income	(2.36)	(2.02)	(2.11)	(1.89)	(1.98)

Total from Distributions	(2.36)	(2.02)	(2.11)	(1.89)	(1.98)

Net Asset Value, end of period	$151.07	$178.97	$121.11	$119.52	$110.13

Total Return
Net Asset Value(d)	(14.33)%	49.68%	3.28%	10.41%	4.22%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.26%	0.26%	0.26%	0.26%	0.25%
Expenses net of reimbursements	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income Before Reimbursements	1.47%	1.28%	1.78%	1.72%	1.77%
Net Investment Income Net of Reimbursements	1.47%	1.29%	1.79%	1.72%	1.77%

Supplemental Data
Portfolio Turnover Rate(e)	14%	24%	26%	28%	15%
Net assets, end of period (thousands)	$1,397,408	$1,727,019	$1,174,786	$1,446,137	$1,387,665

See Accompanying Notes to the Financial Statements.

104	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$73.71	$54.24	$62.67	$59.76	$67.51

PER SHARE

Investment Operations
Net Investment Income	1.94 (a)	1.71 (a)	1.31 (a)	1.85 (a)	1.78 (a)
Net Realized and Unrealized Gain (Loss)	(18.44)	19.27	(7.88)	2.89	(7.39)

Total from Operations	(16.50)	20.98	(6.57)	4.74	(5.61)

Distributions
Net Investment Income	(2.61)	(1.51)	(1.86)	(1.83)	(2.14)
Tax Return of Capital	(0.12)	—	—	—	—

Total from Distributions	(2.73)	(1.51)	(1.86)	(1.83)	(2.14)

Net Asset Value, end of period	$54.48	$73.71	$54.24	$62.67	$59.76

Total Return
Net Asset Value(d)	(22.83)%	38.79%	(10.57)%	8.13%	(8.61)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.40%	0.40%	0.40%	0.40%	0.39%
Expenses net of reimbursements	0.39%	0.39%	0.39%	0.39%	0.39%
Net Investment Income Before Reimbursements	3.02%	2.42%	2.28%	3.09%	2.65%
Net Investment Income Net of Reimbursements	3.02%	2.42%	2.28%	3.09%	2.65%

Supplemental Data
Portfolio Turnover Rate(e)	27%	29%	21%	25%	34%
Net assets, end of period (thousands)	$446,754	$648,638	$499,016	$965,142	$968,096

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	105

Financial Highlights (cont.)

	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$60.79	$48.05	$50.42	$47.92	$57.38

PER SHARE

Investment Operations
Net Investment Income	1.86 (a)	1.51 (a)	1.02 (a)	1.49 (a)	1.46 (a)
Net Realized and Unrealized Gain (Loss)	(18.06)	12.40	(1.97)	2.46	(9.34)

Total from Operations	(16.20)	13.91	(0.95)	3.95	(7.88)

Distributions
Net Investment Income	(2.37)	(1.17)	(1.42)	(1.45)	(1.58)

Total from Distributions	(2.37)	(1.17)	(1.42)	(1.45)	(1.58)

Net Asset Value, end of period	$42.22	$60.79	$48.05	$50.42	$47.92

Total Return
Net Asset Value(d)	(27.32)%	28.95%	(1.86)%	8.29%	(14.05)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.60%	0.60%	0.60%	0.60%	0.59%
Expenses net of reimbursements	0.59%	0.59%	0.59%	0.59%	0.59%
Net Investment Income Before Reimbursements	3.49%	2.46%	2.13%	2.92%	2.56%
Net Investment Income Net of Reimbursements	3.49%	2.47%	2.14%	2.93%	2.56%

Supplemental Data
Portfolio Turnover Rate(e)	34%	40%	41%	45%	49%
Net assets, end of period (thousands)	$206,889	$334,372	$225,847	$413,414	$488,736

See Accompanying Notes to the Financial Statements.

106	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® US Quality Large Cap Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$50.25	$35.48	$34.69	$33.44	$31.83

PER SHARE

Investment Operations
Net Investment Income	0.61 (a)	0.50 (a)	0.62 (a)	0.68 (a)	0.54 (a)
Net Realized and Unrealized Gain (Loss)	(7.11)	14.76	0.76	1.29	1.58

Total from Operations	(6.50)	15.26	1.38	1.97	2.12

Distributions
Net Investment Income	(0.58)	(0.49)	(0.59)	(0.72)	(0.51)

Total from Distributions	(0.58)	(0.49)	(0.59)	(0.72)	(0.51)

Net Asset Value, end of period	$43.17	$50.25	$35.48	$34.69	$33.44

Total Return
Net Asset Value(d)	(12.98)%	43.21%	4.13%	6.04%	6.63%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.30%	0.33%	0.33%	0.33%	0.33%
Expenses net of reimbursements	0.30%	0.32%	0.32%	0.32%	0.32%
Net Investment Income Before Reimbursements	1.31%	1.11%	1.77%	2.04%	1.56%
Net Investment Income Net of Reimbursements	1.31%	1.11%	1.77%	2.05%	1.57%

Supplemental Data
Portfolio Turnover Rate(e)	22%	30%	48%	69%	94%
Net assets, end of period (thousands)	$127,350	$144,475	$71,842	$51,171	$61,859

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	107

Financial Highlights (cont.)

	FlexShares® STOXX® US ESG Select Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$112.73	$79.16	$72.29	$64.33	$60.49

PER SHARE

Investment Operations
Net Investment Income	1.22 (a)	1.26 (a)	1.27 (a)	1.21 (a)	1.09 (a)
Net Realized and Unrealized Gain (Loss)	(19.75)	33.50	6.81	7.83	3.84

Total from Operations	(18.53)	34.76	8.08	9.04	4.93

Distributions
Net Investment Income	(1.24)	(1.19)	(1.21)	(1.08)	(1.09)

Total from Distributions	(1.24)	(1.19)	(1.21)	(1.08)	(1.09)

Net Asset Value, end of period	$92.96	$112.73	$79.16	$72.29	$64.33

Total Return
Net Asset Value(d)	(16.51)%	44.15%	11.40%	14.21%	8.13%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.33%	0.33%	0.33%	0.33%	0.33%
Expenses net of reimbursements	0.32%	0.32%	0.32%	0.32%	0.32%
Net Investment Income Before Reimbursements	1.20%	1.25%	1.67%	1.78%	1.66%
Net Investment Income Net of Reimbursements	1.20%	1.26%	1.68%	1.79%	1.67%

Supplemental Data
Portfolio Turnover Rate(e)	46%	40%	66%	75%	110%
Net assets, end of period (thousands)	$171,980	$191,643	$89,052	$56,024	$28,946

See Accompanying Notes to the Financial Statements.

108	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$148.57	$106.02	$101.77	$91.61	$91.97

PER SHARE

Investment Operations
Net Investment Income	2.24 (a)	2.03 (a)	1.72 (a)	2.05 (a)	1.95 (a)
Net Realized and Unrealized Gain (Loss)	(30.82)	42.38	4.26	10.12	(0.61)

Total from Operations	(28.58)	44.41	5.98	12.17	1.34

Distributions
Net Investment Income	(2.45)	(1.86)	(1.73)	(2.01)	(1.70)

Total from Distributions	(2.45)	(1.86)	(1.73)	(2.01)	(1.70)

Net Asset Value, end of period	$117.54	$148.57	$106.02	$101.77	$91.61

Total Return
Net Asset Value(d)	(19.35)%	42.10%	6.03%	13.49%	1.38%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.43%	0.43%	0.43%	0.43%	0.43%
Expenses net of reimbursements	0.42%	0.42%	0.42%	0.42%	0.42%
Net Investment Income Before Reimbursements	1.69%	1.50%	1.66%	2.15%	2.03%
Net Investment Income Net of Reimbursements	1.69%	1.51%	1.66%	2.16%	2.04%

Supplemental Data
Portfolio Turnover Rate(e)	54%	48%	58%	66%	78%
Net assets, end of period (thousands)	$146,925	$185,717	$111,323	$91,590	$73,284

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	109

Financial Highlights (cont.)

	FlexShares® ESG & Climate US Large Cap Core Index Fund
	Year ended October 31, 2022	For the period 09/20/21* through 10/31/21

Net asset value, beginning of period	$53.39	$50.00

PER SHARE

Investment Operations
Net Investment Income	0.70 (a)	0.06	(a)
Net Realized and Unrealized Gain (Loss)	(9.25)	3.33

Total from Operations	(8.55)	3.39

Distributions
Net Investment Income	(0.62)	—
From Net Realized Gains	(0.01)	—

Total from Distributions	(0.63)	—

Net Asset Value, end of period	$44.21	$53.39

Total Return(b)
Net Asset Value(d)	(16.09)%	6.78%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.10%	0.09%
Expenses net of reimbursements	0.09%	0.09%
Net Investment Income Before Reimbursements	1.53%	0.96%
Net Investment Income Net of Reimbursements	1.53%	0.96%

Supplemental Data
Portfolio Turnover Rate(b)(e)	18%	—	%(f)
Net assets, end of period (thousands)	$22,103	$2,669

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

110	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund
	Year ended October 31, 2022	For the period 09/20/21* through 10/31/21

Net asset value, beginning of period	$51.19	$50.00

PER SHARE

Investment Operations
Net Investment Income	1.44 (a)	0.16	(a)
Net Realized and Unrealized Gain (Loss)	(13.28)	1.03

Total from Operations	(11.84)	1.19

Distributions
Net Investment Income	(1.20)	—

Total from Distributions	(1.20)	—

Net Asset Value, end of period	$38.15	$51.19

Total Return(b)
Net Asset Value(d)	(23.36)%	2.38%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.13%	0.12%
Expenses net of reimbursements	0.12%	0.12%
Net Investment Income Before Reimbursements	3.35%	2.72%
Net Investment Income Net of Reimbursements	3.35%	2.72%

Supplemental Data
Portfolio Turnover Rate(b)(e)	33%	—	%(f)
Net assets, end of period (thousands)	$17,169	$5,119

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	111

Financial Highlights (cont.)

FlexShares® ESG & Climate Emerging Markets Core Index Fund
For the period 04/20/22* through 10/31/22

Net asset value, beginning of period	$50.00

PER SHARE

Investment Operations
Net Investment Income	0.76 (a)
Net Realized and Unrealized Gain (Loss)	(11.42)

Total from Operations	(10.66)

Distributions
Net Investment Income	(0.66)

Total from Distributions	(0.66)

Net Asset Value, end of period	$38.68

Total Return(b)
Net Asset Value(d)	(21.47)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.19%
Expenses net of reimbursements	0.18%
Net Investment Income Before Reimbursements	3.15%
Net Investment Income Net of Reimbursements	3.15%

Supplemental Data
Portfolio Turnover Rate(b)(e)	18%
Net assets, end of period (thousands)	$3,868

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

112	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$38.66	$26.71	$31.40	$31.51	$31.59

PER SHARE

Investment Operations
Net Investment Income	1.88 (a)	1.44 (a)	0.89 (a)	1.08 (a)	0.91 (a)
Net Realized and Unrealized Gain (Loss)	2.76	11.72	(4.65)	(0.09)	(0.13)

Total from Operations	4.64	13.16	(3.76)	0.99	0.78

Distributions
Net Investment Income	(1.95)	(1.21)	(0.93)	(1.10)	(0.86)

Total from Distributions	(1.95)	(1.21)	(0.93)	(1.10)	(0.86)

Net Asset Value, end of period	$41.35	$38.66	$26.71	$31.40	$31.51

Total Return
Net Asset Value(d)	12.20%	49.70%	(11.87)%	3.16%	2.33%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.47%	0.47%	0.47%	0.47%	0.46%
Expenses net of reimbursements	0.46%	0.46%	0.46%	0.46%	0.46%
Net Investment Income Before Reimbursements	4.48%	3.95%	3.03%	3.40%	2.72%
Net Investment Income Net of Reimbursements	4.48%	3.95%	3.04%	3.41%	2.72%

Supplemental Data
Portfolio Turnover Rate(e)	32%	28%	29%	24%	30%
Net assets, end of period (thousands)	$6,834,852	$6,052,710	$2,924,726	$5,510,201	$5,435,783

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	113

Financial Highlights (cont.)

	FlexShares® STOXX® Global Broad Infrastructure Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$57.73	$48.10	$52.56	$45.09	$47.85

PER SHARE

Investment Operations
Net Investment Income	1.35 (a)	1.38 (a)	1.25 (a)	1.35 (a)	1.36 (a)
Net Realized and Unrealized Gain (Loss)	(9.27)	9.57	(4.53)	7.34	(2.71)

Total from Operations	(7.92)	10.95	(3.28)	8.69	(1.35)

Distributions
Net Investment Income	(1.49)	(1.32)	(1.18)	(1.22)	(1.41)

Total from Distributions	(1.49)	(1.32)	(1.18)	(1.22)	(1.41)

Net Asset Value, end of period	$48.32	$57.73	$48.10	$52.56	$45.09

Total Return
Net Asset Value(d)	(13.92)%	22.85%	(6.23)%	19.52%	(2.90)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.47%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	2.51%	2.45%	2.51%	2.73%	2.88%
Net Investment Income Net of Reimbursements	2.51%	2.45%	2.52%	2.74%	2.89%

Supplemental Data
Portfolio Turnover Rate(e)	16%	13%	13%	12%	13%
Net assets, end of period (thousands)	$2,500,518	$2,643,906	$1,856,596	$1,477,030	$773,363

See Accompanying Notes to the Financial Statements.

114	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Global Quality Real Estate Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$70.35	$50.88	$66.60	$57.96	$62.02

PER SHARE

Investment Operations
Net Investment Income	1.67 (a)	1.38 (a)	1.43 (a)	1.76 (a)	1.80 (a)
Net Realized and Unrealized Gain (Loss)	(17.88)	19.13	(14.62)	8.68	(3.99)

Total from Operations	(16.21)	20.51	(13.19)	10.44	(2.19)

Distributions
Net Investment Income	(1.99)	(1.04)	(2.50)	(1.80)	(1.87)
Tax Return of Capital	(0.03)	—	(0.03)	—	—

Total from Distributions	(2.02)	(1.04)	(2.53)	(1.80)	(1.87)

Net Asset Value, end of period	$52.12	$70.35	$50.88	$66.60	$57.96

Total Return
Net Asset Value(d)	(23.51)%	40.58%	(20.29)%	18.37%	(3.69)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.46%	0.46%	0.46%	0.46%	0.46%
Expenses net of reimbursements	0.45%	0.45%	0.45%	0.45%	0.45%
Net Investment Income Before Reimbursements	2.63%	2.16%	2.53%	2.80%	2.92%
Net Investment Income Net of Reimbursements	2.63%	2.17%	2.54%	2.81%	2.92%

Supplemental Data
Portfolio Turnover Rate(e)	54%	52%	56%	53%	61%
Net assets, end of period (thousands)	$328,381	$418,597	$264,574	$376,264	$275,332

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	115

Financial Highlights (cont.)

	FlexShares® Real Assets Allocation Index Fund
	Year ended October 31, 2022		Year ended October 31, 2021		Year ended October 31, 2020		Year ended October 31, 2019		Year ended October 31, 2018

Net asset value, beginning of period	$33.67		$25.72		$30.30		$26.45		$28.08

PER SHARE

Investment Operations
Net Investment Income	0.93	(a)	0.83	(a)	0.86	(a)	0.76	(a)	0.80	(a)
Net Realized and Unrealized Gain (Loss)	(4.72)		7.78		(4.58)		3.85		(1.64)

Total from Operations	(3.79)		8.61		(3.72)		4.61		(0.84)

Distributions
Net Investment Income	(1.02)		(0.66)		(0.86)		(0.76)		(0.79)
From Net Realized Gains	—		—		—		—		0.00	(g)

Total from Distributions	(1.02)		(0.66)		(0.86)		(0.76)		(0.79)

Net Asset Value, end of period	$28.86		$33.67		$25.72		$30.30		$26.45

Total Return
Net Asset Value(d)	(11.49)%		33.66%		(12.45)%		17.69%		(3.09)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.58	%(h)	0.58	%(h)	0.58	%(h)	0.58	%(h)	0.59	%(h)
Expenses net of reimbursements	0.11	%(h)	0.12	%(h)	0.11	%(h)	0.11	%(h)	0.11	%(h)
Net Investment Income Before Reimbursements	2.40%		2.07%		2.65%		2.22%		2.39%
Net Investment Income Net of Reimbursements	2.86%		2.53%		3.11%		2.69%		2.87%

Supplemental Data
Portfolio Turnover Rate(e)	7%		40%		14%		4%		5%
Net assets, end of period (thousands)	$28,865		$30,300		$4,502		$11,361		$13,887

See Accompanying Notes to the Financial Statements.

116	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Quality Dividend Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$58.35	$43.40	$46.33	$44.53	$42.57

PER SHARE

Investment Operations
Net Investment Income	1.25 (a)	1.16 (a)	1.24 (a)	1.24 (a)	1.20 (a)
Net Realized and Unrealized Gain (Loss)	(6.05)	14.89	(2.67)	2.29	1.98

Total from Operations	(4.80)	16.05	(1.43)	3.53	3.18

Distributions
Net Investment Income	(1.27)	(1.10)	(1.25)	(1.19)	(1.22)
From Net Realized Gains	—	—	(0.25)	(0.54)	—

Total from Distributions	(1.27)	(1.10)	(1.50)	(1.73)	(1.22)

Net Asset Value, end of period	$52.28	$58.35	$43.40	$46.33	$44.53

Total Return
Net Asset Value(d)	(8.29)%	37.27%	(2.98)%	8.45%	7.42%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.38%	0.38%	0.38%	0.38%	0.37%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	2.24%	2.16%	2.79%	2.80%	2.64%
Net Investment Income Net of Reimbursements	2.24%	2.16%	2.79%	2.81%	2.64%

Supplemental Data
Portfolio Turnover Rate(e)	40%	51%	75%	95%	76%
Net assets, end of period (thousands)	$1,522,730	$1,642,545	$1,265,177	$1,707,344	$1,759,108

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	117

Financial Highlights (cont.)

	FlexShares® Quality Dividend Defensive Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$56.01	$42.61	$46.25	$44.46	$42.04

PER SHARE

Investment Operations
Net Investment Income	1.16 (a)	1.09 (a)	1.21 (a)	1.22 (a)	1.21 (a)
Net Realized and Unrealized Gain (Loss)	(5.35)	13.39	(3.28)	3.35	2.45

Total from Operations	(4.19)	14.48	(2.07)	4.57	3.66

Distributions
Net Investment Income	(1.21)	(1.08)	(1.21)	(1.14)	(1.24)
From Net Realized Gains	—	—	(0.36)	(1.64)	—

Total from Distributions	(1.21)	(1.08)	(1.57)	(2.78)	(1.24)

Net Asset Value, end of period	$50.61	$56.01	$42.61	$46.25	$44.46

Total Return
Net Asset Value(d)	(7.53)%	34.28%	(4.45)%	11.40%	8.69%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.38%	0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	2.16%	2.10%	2.77%	2.76%	2.70%
Net Investment Income Net of Reimbursements	2.16%	2.11%	2.77%	2.76%	2.71%

Supplemental Data
Portfolio Turnover Rate(e)	47%	57%	76%	91%	94%
Net assets, end of period (thousands)	$345,444	$448,058	$411,173	$450,963	$320,091

See Accompanying Notes to the Financial Statements.

118	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Quality Dividend Dynamic Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$62.59	$43.94	$45.49	$42.20	$41.84

PER SHARE

Investment Operations
Net Investment Income	1.23 (a)	1.22 (a)	1.33 (a)	1.21 (a)	1.15 (a)
Net Realized and Unrealized Gain (Loss)	(6.97)	18.57	(1.21)	3.26	0.40

Total from Operations	(5.74)	19.79	0.12	4.47	1.55

Distributions
Net Investment Income	(1.27)	(1.14)	(1.67)	(1.18)	(1.19)

Total from Distributions	(1.27)	(1.14)	(1.67)	(1.18)	(1.19)

Net Asset Value, end of period	$55.58	$62.59	$43.94	$45.49	$42.20

Total Return
Net Asset Value(d)	(9.23)%	45.38%	0.86%	10.86%	3.59%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.38%	0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	2.07%	2.14%	2.93%	2.81%	2.61%
Net Investment Income Net of Reimbursements	2.08%	2.15%	2.94%	2.82%	2.62%

Supplemental Data
Portfolio Turnover Rate(e)	48%	53%	77%	77%	77%
Net assets, end of period (thousands)	$18,062	$21,905	$13,181	$52,308	$44,305

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	119

Financial Highlights (cont.)

	FlexShares® International Quality Dividend Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$25.77	$20.15	$23.06	$22.37	$26.27

PER SHARE

Investment Operations
Net Investment Income	1.15 (a)	0.97 (a)	0.79 (a)	1.13 (a)	1.22 (a)
Net Realized and Unrealized Gain (Loss)	(7.23)	5.55	(2.86)	0.70	(3.86)

Total from Operations	(6.08)	6.52	(2.07)	1.83	(2.64)

Distributions
Net Investment Income	(1.22)	(0.90)	(0.84)	(1.14)	(1.26)

Total from Distributions	(1.22)	(0.90)	(0.84)	(1.14)	(1.26)

Net Asset Value, end of period	$18.47	$25.77	$20.15	$23.06	$22.37

Total Return
Net Asset Value(d)	(24.11)%	32.42%	(8.94)%	8.41%	(10.48)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.47%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	5.11%	3.80%	3.68%	4.98%	4.77%
Net Investment Income Net of Reimbursements	5.11%	3.81%	3.68%	4.98%	4.78%

Supplemental Data
Portfolio Turnover Rate(e)	69%	68%	74%	71%	71%
Net assets, end of period (thousands)	$432,097	$616,007	$453,477	$774,685	$765,167

See Accompanying Notes to the Financial Statements.

120	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$23.82	$19.16	$21.87	$21.39	$25.06

PER SHARE

Investment Operations
Net Investment Income	0.99 (a)	0.93 (a)	0.74 (a)	1.09 (a)	1.14 (a)
Net Realized and Unrealized Gain (Loss)	(6.14)	4.62	(2.70)	0.51	(3.54)

Total from Operations	(5.15)	5.55	(1.96)	1.60	(2.40)

Distributions
Net Investment Income	(1.04)	(0.89)	(0.75)	(1.12)	(1.27)

Total from Distributions	(1.04)	(0.89)	(0.75)	(1.12)	(1.27)

Net Asset Value, end of period	$17.63	$23.82	$19.16	$21.87	$21.39

Total Return
Net Asset Value(d)	(22.06)%	29.03%	(8.92)%	7.66%	(10.03)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	4.62%	3.91%	3.65%	5.02%	4.68%
Net Investment Income Net of Reimbursements	4.62%	3.92%	3.66%	5.03%	4.68%

Supplemental Data
Portfolio Turnover Rate(e)	65%	65%	75%	63%	69%
Net assets, end of period (thousands)	$40,545	$71,459	$59,404	$78,719	$87,703

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	121

Financial Highlights (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$30.39	$22.38	$24.94	$23.51	$27.82

PER SHARE

Investment Operations
Net Investment Income	1.45 (a)	1.28 (a)	0.70 (a)	1.05 (a)	1.32 (a)
Net Realized and Unrealized Gain (Loss)	(9.01)	7.63	(2.45)	1.52	(4.34)

Total from Operations	(7.56)	8.91	(1.75)	2.57	(3.02)

Distributions
Net Investment Income	(1.52)	(0.90)	(0.81)	(1.14)	(1.29)

Total from Distributions	(1.52)	(0.90)	(0.81)	(1.14)	(1.29)

Net Asset Value, end of period	$21.31	$30.39	$22.38	$24.94	$23.51

Total Return
Net Asset Value(d)	(25.48)%	39.87%	(6.99)%	11.30%	(11.34)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	5.49%	4.24%	2.90%	4.36%	4.83%
Net Investment Income Net of Reimbursements	5.49%	4.25%	2.91%	4.37%	4.83%

Supplemental Data
Portfolio Turnover Rate(e)	74%	72%	85%	88%	75%
Net assets, end of period (thousands)	$61,788	$75,975	$22,376	$47,391	$63,481

See Accompanying Notes to the Financial Statements.

122	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$26.38	$25.73	$24.58	$23.81	$24.60

PER SHARE

Investment Operations
Net Investment Income	1.72 (a)	1.09 (a)	0.33 (a)	0.46 (a)	0.68 (a)
Net Realized and Unrealized Gain (Loss)	(2.83)	0.68	1.09	0.79	(0.78)

Total from Operations	(1.11)	1.77	1.42	1.25	(0.10)

Distributions
Net Investment Income	(1.66)	(1.12)	(0.27)	(0.48)	(0.69)
Tax Return of Capital	(0.03)	—	—	—	—

Total from Distributions	(1.69)	(1.12)	(0.27)	(0.48)	(0.69)

Net Asset Value, end of period	$23.58	$26.38	$25.73	$24.58	$23.81

Total Return
Net Asset Value(d)	(4.44)%	6.95%	5.81%	5.30%	(0.41)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.19%	0.19%	0.19%	0.19%	0.18%
Expenses net of reimbursements	0.18%	0.18%	0.18%	0.18%	0.18%
Net Investment Income Before Reimbursements	6.82%	4.14%	1.33%	1.89%	2.79%
Net Investment Income Net of Reimbursements	6.83%	4.15%	1.33%	1.89%	2.80%

Supplemental Data
Portfolio Turnover Rate(e)	116%	53%	71%	52%	85%
Net assets, end of period (thousands)	$2,157,939	$1,437,584	$1,429,491	$1,178,722	$1,641,610

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	123

Financial Highlights (cont.)

	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$28.02	$27.34	$25.50	$23.95	$25.06

PER SHARE

Investment Operations
Net Investment Income	1.83 (a)	1.16 (a)	0.36 (a)	0.44 (a)	0.71 (a)
Net Realized and Unrealized Gain (Loss)	(4.35)	0.70	1.76	1.59	(1.08)

Total from Operations	(2.52)	1.86	2.12	2.03	(0.37)

Distributions
Net Investment Income	(1.84)	(1.18)	(0.28)	(0.48)	(0.74)
Tax Return of Capital	(0.03)	—	—	—	—

Total from Distributions	(1.87)	(1.18)	(0.28)	(0.48)	(0.74)

Net Asset Value, end of period	$23.63	$28.02	$27.34	$25.50	$23.95

Total Return
Net Asset Value(d)	(9.46)%	6.88%	8.39%	8.53%	(1.51)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.19%	0.19%	0.19%	0.19%	0.18%
Expenses net of reimbursements	0.18%	0.18%	0.18%	0.18%	0.18%
Net Investment Income Before Reimbursements	6.98%	4.17%	1.35%	1.77%	2.88%
Net Investment Income Net of Reimbursements	6.98%	4.17%	1.35%	1.78%	2.88%

Supplemental Data
Portfolio Turnover Rate(e)	80%	46%	66%	41%	65%
Net assets, end of period (thousands)	$643,886	$714,479	$596,095	$557,185	$904,027

See Accompanying Notes to the Financial Statements.

124	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Disciplined Duration MBS Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$23.42	$24.10	$23.55	$22.74	$23.86

PER SHARE

Investment Operations
Net Investment Income	0.26 (a)	0.09 (a)	0.37 (a)	0.61 (a)	0.49 (a)
Net Realized and Unrealized Gain (Loss)	(3.07)	(0.16)	0.85	1.03	(0.88)

Total from Operations	(2.81)	(0.07)	1.22	1.64	(0.39)

Distributions
Net Investment Income	(0.57)	(0.61)	(0.67)	(0.83)	(0.73)

Total from Distributions	(0.57)	(0.61)	(0.67)	(0.83)	(0.73)

Net Asset Value, end of period	$20.04	$23.42	$24.10	$23.55	$22.74

Total Return
Net Asset Value(d)	(12.16)%	(0.28)%	5.19%	7.36%	(1.65)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.21%	0.21%	0.21%	0.21%	0.21%
Expenses net of reimbursements	0.20%	0.20%	0.20%	0.20%	0.20%
Net Investment Income Before Reimbursements	1.19%	0.35%	1.54%	2.64%	2.09%
Net Investment Income Net of Reimbursements	1.19%	0.36%	1.54%	2.65%	2.10%

Supplemental Data
Portfolio Turnover Rate(e)	222%	476%	175%	61%	160%
Net assets, end of period (thousands)	$97,189	$111,243	$100,020	$35,330	$71,628

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	125

Financial Highlights (cont.)

	FlexShares® Credit-Scored US Corporate Bond Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$53.52	$54.70	$52.58	$48.59	$50.98

PER SHARE

Investment Operations
Net Investment Income	1.04 (a)	0.91 (a)	1.32 (a)	1.63 (a)	1.40 (a)
Net Realized and Unrealized Gain (Loss)	(7.83)	(0.51)	2.39	3.94	(2.43)

Total from Operations	(6.79)	0.40	3.71	5.57	(1.03)

Distributions
Net Investment Income	(1.06)	(0.96)	(1.37)	(1.58)	(1.36)
From Net Realized Gains	(0.41)	(0.62)	(0.22)	—	—

Total from Distributions	(1.47)	(1.58)	(1.59)	(1.58)	(1.36)

Net Asset Value, end of period	$45.26	$53.52	$54.70	$52.58	$48.59

Total Return
Net Asset Value(d)	(12.91)%	0.70%	7.20%	11.66%	(2.05)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Expenses net of reimbursements	0.22%	0.22%	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	2.11%	1.68%	2.46%	3.20%	2.83%
Net Investment Income Net of Reimbursements	2.11%	1.69%	2.46%	3.21%	2.84%

Supplemental Data
Portfolio Turnover Rate(e)	66%	53%	62%	65%	76%
Net assets, end of period (thousands)	$242,139	$315,740	$202,397	$97,275	$60,736

See Accompanying Notes to the Financial Statements.

126	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Credit-Scored US Long Corporate Bond Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$60.85	$61.81	$57.84	$48.04	$53.88

PER SHARE

Investment Operations
Net Investment Income	1.93 (a)	1.90 (a)	1.99 (a)	2.11 (a)	2.07 (a)
Net Realized and Unrealized Gain (Loss)	(20.48)	1.22	3.90	9.89	(5.87)

Total from Operations	(18.55)	3.12	5.89	12.00	(3.80)

Distributions
Net Investment Income	(1.92)	(1.88)	(1.92)	(2.20)	(2.04)
From Net Realized Gains	(0.94)	(2.20)	—	—	—

Total from Distributions	(2.86)	(4.08)	(1.92)	(2.20)	(2.04)

Net Asset Value, end of period	$39.44	$60.85	$61.81	$57.84	$48.04

Total Return
Net Asset Value(d)	(31.58)%	5.14%	10.34%	25.57%	(7.24)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Expenses net of reimbursements	0.22%	0.22%	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	3.86%	3.13%	3.27%	4.06%	4.05%
Net Investment Income Net of Reimbursements	3.86%	3.14%	3.28%	4.07%	4.06%

Supplemental Data
Portfolio Turnover Rate(e)	58%	88%	74%	44%	93%
Net assets, end of period (thousands)	$35,498	$60,855	$46,360	$17,352	$26,424

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	127

Financial Highlights (cont.)

	FlexShares® High Yield Value-Scored Bond Index Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	For the period 07/17/18* through 10/31/18

Net asset value, beginning of period	$49.58	$46.25	$47.85	$48.84	$50.00

PER SHARE

Investment Operations
Net Investment Income	2.98 (a)	2.67 (a)	3.12 (a)	2.67 (a)	1.68 (a)
Net Realized and Unrealized Gain (Loss)	(9.24)	3.42	(1.77)	0.78	(1.60)

Total from Operations	(6.26)	6.09	1.35	3.45	0.08

Distributions
Net Investment Income	(2.86)	(2.76)	(2.95)	(3.57)	(1.24)
From Net Realized Gains	(0.37)	—	—	—	—
Tax Return of Capital	—	—	—	(0.87)	—

Total from Distributions	(3.23)	(2.76)	(2.95)	(4.44)	(1.24)

Net Asset Value, end of period	$40.09	$49.58	$46.25	$47.85	$48.84

Total Return(b)
Net Asset Value(d)	(13.06)%	13.38%	3.07%	7.48%	0.13%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.38%	0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	6.81%	5.40%	6.78%	5.56%	11.56%
Net Investment Income Net of Reimbursements	6.81%	5.40%	6.78%	5.57%	11.57%

Supplemental Data
Portfolio Turnover Rate(b)(e)	146%	128%	95%	44%	18%
Net assets, end of period (thousands)	$887,945	$575,184	$189,623	$100,480	$48,845

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

128	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® ESG & Climate High Yield Corporate Core Index Fund
	Year ended October 31, 2022	For the period 09/20/21* through 10/31/21

Net asset value, beginning of period	$49.77	$50.00

PER SHARE

Investment Operations
Net Investment Income	2.04 (a)	0.21 (a)
Net Realized and Unrealized Gain (Loss)	(8.09)	(0.44)

Total from Operations	(6.05)	(0.23)

Distributions
Net Investment Income	(2.86)	—

Total from Distributions	(2.86)	—

Net Asset Value, end of period	$40.86	$49.77

Total Return(b)
Net Asset Value(d)	(12.47)%	(0.50)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.24%	0.23%
Expenses net of reimbursements	0.23%	0.23%
Net Investment Income Before Reimbursements	4.37%	3.64%
Net Investment Income Net of Reimbursements	4.37%	3.64%

Supplemental Data
Portfolio Turnover Rate(b)(e)	119%	8%
Net assets, end of period (thousands)	$20,432	$49,767

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	129

Financial Highlights (cont.)

	FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund
	Year ended October 31, 2022	For the period 09/20/21* through 10/31/21

Net asset value, beginning of period	$49.35	$50.00

PER SHARE

Investment Operations
Net Investment Income	1.07 (a)	0.10 (a)
Net Realized and Unrealized Gain (Loss)	(10.68)	(0.75)

Total from Operations	(9.61)	(0.65)

Distributions
Net Investment Income	(1.15)	—

Total from Distributions	(1.15)	—

Net Asset Value, end of period	$38.59	$49.35

Total Return(b)
Net Asset Value(d)	(19.73)%	(1.32)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.13%	0.12%
Expenses net of reimbursements	0.12%	0.12%
Net Investment Income Before Reimbursements	2.41%	1.81%
Net Investment Income Net of Reimbursements	2.41%	1.81%

Supplemental Data
Portfolio Turnover Rate(b)(e)	66%	8%
Net assets, end of period (thousands)	$23,156	$49,347

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

130	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Ready Access Variable Income Fund
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2018

Net asset value, beginning of period	$76.01	$76.29	$75.89	$75.48	$75.61

PER SHARE

Investment Operations
Net Investment Income	1.07 (a)	0.48 (a)	1.07 (a)	1.98 (a)	1.58 (a)
Net Realized and Unrealized Gain (Loss)	(1.80)	(0.22)	0.57	0.41	(0.24)

Total from Operations	(0.73)	0.26	1.64	2.39	1.34

Distributions
Net Investment Income	(0.78)	(0.52)	(1.23)	(1.98)	(1.47)
From Net Realized Gains	(0.20)	(0.02)	(0.01)	—	—

Total from Distributions	(0.98)	(0.54)	(1.24)	(1.98)	(1.47)

Net Asset Value, end of period	$74.30	$76.01	$76.29	$75.89	$75.48

Total Return
Net Asset Value(d)	(0.94)%	0.34%	2.18%	3.21%	1.80%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses net of reimbursements	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income Before Reimbursements	1.43%	0.62%	1.41%	2.61%	2.09%
Net Investment Income Net of Reimbursements	1.43%	0.63%	1.41%	2.62%	2.10%

Supplemental Data
Portfolio Turnover Rate(e)	50%	84%	79%	73%	131%
Net assets, end of period (thousands)	$856,357	$374,339	$469,201	$275,097	$211,350

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	131

Financial Highlights (cont.)

	FlexShares® Core Select Bond Fund
	Year ended October 31, 2022		Year ended October 31, 2021		Year ended October 31, 2020		Year ended October 31, 2019		Year ended October 31, 2018

Net asset value, beginning of period	$26.22		$26.78		$25.66		$23.74		$25.08

PER SHARE

Investment Operations
Net Investment Income	0.53	(a)	0.46	(a)	0.51	(a)	0.73	(a)	0.63	(a)
Net Realized and Unrealized Gain (Loss)	(4.75)		(0.39)		1.19		1.93		(1.31)

Total from Operations	(4.22)		0.07		1.70		2.66		(0.68)

Distributions
Net Investment Income	(0.54)		(0.52)		(0.58)		(0.74)		(0.66)
From Net Realized Gains	—		(0.11)		—		—		—

Total from Distributions	(0.54)		(0.63)		(0.58)		(0.74)		(0.66)

Net Asset Value, end of period	$21.46		$26.22		$26.78		$25.66		$23.74

Total Return
Net Asset Value(d)	(16.27)%		0.26%		6.69%		11.38%		(2.73)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.36	%(h)	0.36	%(h)	0.36	%(h)	0.36	%(h)	0.36	%(h)
Expenses net of reimbursements	0.22	%(h)	0.20	%(h)	0.20	%(h)	0.19	%(h)	0.16	%(h)
Net Investment Income Before Reimbursements	2.10%		1.56%		1.76%		2.80%		2.41%
Net Investment Income Net of Reimbursements	2.24%		1.72%		1.93%		2.97%		2.61%

Supplemental Data
Portfolio Turnover Rate(e)	121%		50%		91%		135%		53%
Net assets, end of period (thousands)	$159,362		$126,517		$109,123		$26,299		$38,583

See Accompanying Notes to the Financial Statements.

132	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	In-kind transactions are not included in portfolio turnover calculations.

(f)	Less than 0.5%.

(g)	Per share amount is less than $0.005.

(h)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	133

Schedule of Investments

FlexShares® US Quality Low Volatility Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.6%

Air Freight & Logistics – 1.7%

CH Robinson Worldwide, Inc.(a)	7,930	$774,920

Expeditors International of Washington, Inc.	13,000	1,272,050

United Parcel Service, Inc., Class B	3,770	632,493
		2,679,463

Auto Components – 0.0%(b)

Gentex Corp.	1,560	41,324

Automobiles – 0.8%

Tesla, Inc.*	5,460	1,242,368

Banks – 3.3%

CVB Financial Corp.(a)	32,370	929,666

First Republic Bank	650	78,065

PNC Financial Services Group, Inc. (The)	6,760	1,093,971

Popular, Inc.(a)	15,990	1,130,813

Prosperity Bancshares, Inc.(a)	17,550	1,256,053

Umpqua Holdings Corp.	46,150	917,462
		5,406,030

Beverages – 2.2%

PepsiCo, Inc.	19,630	3,564,415

Biotechnology – 6.3%

AbbVie, Inc.	8,190	1,199,016

Amgen, Inc.	11,440	3,092,804

Biogen, Inc.*	6,760	1,916,054

Gilead Sciences, Inc.	26,780	2,101,159

Regeneron Pharmaceuticals, Inc.*	2,340	1,752,075

United Therapeutics Corp.*	910	209,782
		10,270,890

Capital Markets – 1.2%

CME Group, Inc.	5,850	1,013,805

Nasdaq, Inc.	14,690	914,306
		1,928,111

Investments	Shares	Value

Chemicals – 1.9%

Ashland, Inc.	8,320	$872,935

Corteva, Inc.	17,160	1,121,234

Ecolab, Inc.	6,110	959,698

Linde plc(a)	520	154,622
		3,108,489

Commercial Services & Supplies – 2.9%

Republic Services, Inc.	7,020	930,992

Tetra Tech, Inc.	9,360	1,322,381

Waste Connections, Inc.	7,280	960,305

Waste Management, Inc.	9,360	1,482,343
		4,696,021

Containers & Packaging – 0.8%

International Paper Co.	16,770	563,640

Packaging Corp. of America	6,500	781,365
		1,345,005

Distributors – 0.2%

Genuine Parts Co.	2,080	369,949

Diversified Consumer Services – 0.7%

Service Corp. International(a)	20,020	1,213,412

Diversified Financial Services – 0.5%

Berkshire Hathaway, Inc., Class B*	2,730	805,596

Diversified Telecommunication Services – 1.4%

AT&T, Inc.	33,020	601,954

Verizon Communications, Inc.	45,110	1,685,761
		2,287,715

Electric Utilities – 3.2%

American Electric Power Co., Inc.	10,400	914,368

Duke Energy Corp.	10,920	1,017,526

NextEra Energy, Inc.	19,890	1,541,475

PNM Resources, Inc.	18,590	863,877

Xcel Energy, Inc.	13,520	880,287
		5,217,533

See Accompanying Notes to the Financial Statements.

134	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – 3.3%

American Tower Corp.	1,430	$296,282

Crown Castle, Inc.	9,360	1,247,313

Digital Realty Trust, Inc.(a)	7,800	781,950

Equinix, Inc.	1,620	917,633

Essex Property Trust, Inc.	3,120	693,389

Public Storage	4,420	1,369,095
		5,305,662

Food & Staples Retailing – 2.7%

Albertsons Cos., Inc., Class A	31,460	645,245

Costco Wholesale Corp.	4,550	2,281,825

Kroger Co. (The)	29,250	1,383,232

Walmart, Inc.	520	74,012
		4,384,314

Food Products – 1.7%

Flowers Foods, Inc.	32,240	925,610

Hershey Co. (The)	4,420	1,055,363

Hormel Foods Corp.(a)	18,330	851,429
		2,832,402

Gas Utilities – 0.1%

Spire, Inc.(a)	3,380	235,958

Health Care Equipment & Supplies – 0.6%

Abbott Laboratories	9,100	900,354

Health Care Providers & Services – 1.0%

Chemed Corp.	2,600	1,213,862

UnitedHealth Group, Inc.	780	433,017
		1,646,879

Hotels, Restaurants & Leisure – 0.2%

Booking Holdings, Inc.*	198	370,157

Household Durables – 0.4%

Newell Brands, Inc.(a)	43,160	596,040

Household Products – 2.9%

Clorox Co. (The)(a)	9,100	1,328,964

Procter & Gamble Co. (The)	25,090	3,378,870
		4,707,834

Investments	Shares	Value

Insurance – 8.7%

Allstate Corp. (The)	4,680	$590,850

American Financial Group, Inc.	5,850	848,894

Aon plc, Class A	3,770	1,061,217

Assurant, Inc.	7,930	1,077,370

Chubb Ltd.	9,100	1,955,499

Everest Re Group Ltd.	3,250	1,048,645

Hanover Insurance Group, Inc. (The)	9,880	1,447,321

Markel Corp.*	743	896,132

Progressive Corp. (The)	9,360	1,201,824

RenaissanceRe Holdings Ltd.	6,370	985,312

Selective Insurance Group, Inc.(a)	390	38,251

Travelers Cos., Inc. (The)	8,580	1,582,667

W R Berkley Corp.	13,130	976,609

Willis Towers Watson plc	2,340	510,612
		14,221,203

Interactive Media & Services – 1.1%

Alphabet, Inc., Class A*	10,530	995,190

Alphabet, Inc., Class C*	8,840	836,795
		1,831,985

IT Services – 7.3%

Akamai Technologies, Inc.*	4,420	390,418

Amdocs Ltd.	15,080	1,301,555

Automatic Data Processing, Inc.	6,240	1,508,208

International Business Machines Corp.	19,240	2,660,699

Jack Henry & Associates, Inc.	6,760	1,345,646

Mastercard, Inc., Class A	2,470	810,605

Visa, Inc., Class A(a)	18,330	3,797,243
		11,814,374

Life Sciences Tools & Services – 0.8%

QIAGEN NV*	28,990	1,262,804

Media – 0.9%

Cable One, Inc.	600	515,658

Charter Communications, Inc., Class A*	2,600	955,812
		1,471,470

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	135

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – 1.1%

Newmont Corp.	23,270	$984,786

Royal Gold, Inc.(a)	9,230	876,481
		1,861,267

Multiline Retail – 1.4%

Dollar General Corp.	4,420	1,127,321

Target Corp.	7,150	1,174,388
		2,301,709

Multi-Utilities – 2.4%

Ameren Corp.	5,720	466,294

CMS Energy Corp.	19,500	1,112,475

Consolidated Edison, Inc.	10,140	891,914

Dominion Energy, Inc.	1,560	109,153

WEC Energy Group, Inc.	13,650	1,246,655
		3,826,491

Oil, Gas & Consumable Fuels – 0.3%

Coterra Energy, Inc.(a)	4,810	149,735

Exxon Mobil Corp.	390	43,216

Kinder Morgan, Inc.	19,110	346,273
		539,224

Pharmaceuticals – 11.8%

Bristol-Myers Squibb Co.	11,310	876,186

Eli Lilly & Co.	16,640	6,025,178

Johnson & Johnson	46,150	8,028,715

Merck & Co., Inc.	41,990	4,249,388

Zoetis, Inc.	260	39,203
		19,218,670

Professional Services – 1.7%

CACI International, Inc., Class A*	3,120	948,573

FTI Consulting, Inc.* (a)	5,200	809,276

Verisk Analytics, Inc.	5,590	1,022,020
		2,779,869

Road & Rail – 2.2%

JB Hunt Transport Services, Inc.	4,940	845,086

Landstar System, Inc.(a)	8,580	1,340,367

Investments	Shares	Value

Road & Rail – (continued)

Old Dominion Freight Line, Inc.(a)	4,810	$1,320,826
		3,506,279

Semiconductors & Semiconductor Equipment – 0.1%

NVIDIA Corp.	910	122,823

Software – 8.7%

Check Point Software Technologies Ltd.*	11,050	1,427,991

Microsoft Corp.	48,490	11,255,984

Roper Technologies, Inc.	3,250	1,347,255

VMware, Inc., Class A	260	29,258
		14,060,488

Specialty Retail – 3.9%

AutoZone, Inc.*	130	329,274

Home Depot, Inc. (The)	14,300	4,234,659

O’Reilly Automotive, Inc.*	2,022	1,692,758
		6,256,691

Technology Hardware, Storage & Peripherals – 5.5%

Apple, Inc.	58,370	8,950,456

Tobacco – 0.9%

Altria Group, Inc.	31,460	1,455,654

Water Utilities – 0.8%

American Water Works Co., Inc.	8,970	1,303,700
Total Common Stocks (Cost $150,814,845)		161,941,078
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 0.7%

REPURCHASE AGREEMENTS – 0.7%

CF Secured LLC, 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $1,157,007, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2022 – 8/15/2052; total market value $1,173,764 (Cost $1,156,911)	$1,156,911	1,156,911

See Accompanying Notes to the Financial Statements.

136	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.0%(b)

U.S. TREASURY OBLIGATIONS – 0.0%(b)

U.S. Treasury Bills 2.54%, 11/25/2022(d) (Cost $34,941)	$35,000	$34,924
Total Investments – 100.3% (Cost $152,006,697)		163,132,913

Liabilities in excess of other assets – (0.3%)		(564,390)
NET ASSETS – 100.0%		$162,568,523

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $14,183,739, collateralized in the form of cash with a value of $1,156,911 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $13,361,701 of collateral in the form of U.S. Government

Treasury Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from November 15, 2022 – May 15, 2052; a total value of $14,518,612.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $1,156,911.

(d)	The rate shown was the current yield as of October 31, 2022.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,192,205
Aggregate gross unrealized depreciation	(8,215,781)
Net unrealized appreciation	$10,976,424
Federal income tax cost	$152,163,286

Futures Contracts

FlexShares® US Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
S&P 500 E-Mini Index	2	12/16/2022	USD	$388,300	$(1,033)
S&P 500 Micro E-Mini Index	10	12/16/2022	USD	194,150	7,830
					$6,797

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.6%
Securities Lending Reinvestments	0.7
Short-Term Investments	0.0 †
Others(1)	(0.3)
100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	137

Schedule of Investments

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.1%

Aerospace & Defense – 1.1%

BAE Systems plc	31,416	$294,575

Singapore Technologies Engineering Ltd.	176,400	411,363
		705,938

Air Freight & Logistics – 0.9%

SG Holdings Co. Ltd.	22,400	297,190

Yamato Holdings Co. Ltd.	16,800	249,115
		546,305

Auto Components – 0.2%

Bridgestone Corp.	2,800	101,010

Automobiles – 0.7%

Ferrari NV	1,316	259,484

Toyota Motor Corp.	14,000	193,985
		453,469

Banks – 11.5%

Bank Hapoalim BM	54,488	527,928

Bank Leumi Le-Israel BM	54,068	518,481

Bankinter SA(a)	52,556	317,688

BOC Hong Kong Holdings Ltd.	154,000	478,684

Chiba Bank Ltd. (The)(a)	47,600	260,361

DBS Group Holdings Ltd.	30,800	744,371

Hang Seng Bank Ltd.	16,800	236,489

HSBC Holdings plc	21,364	110,024

Mitsubishi UFJ Financial Group, Inc.	58,800	276,722

Mizrahi Tefahot Bank Ltd.	6,748	256,345

Mizuho Financial Group, Inc.	39,200	423,556

Oversea-Chinese Banking Corp. Ltd.	58,800	504,024

Royal Bank of Canada	15,652	1,446,381

Sumitomo Mitsui Financial Group, Inc.	20,900	586,778

Toronto-Dominion Bank (The)	6,692	427,752
		7,115,584

Beverages – 0.4%

Budweiser Brewing Co. APAC Ltd.(b)	22,400	47,141

Investments	Shares	Value

Beverages – (continued)

Suntory Beverage & Food Ltd.	5,600	$187,627
		234,768

Capital Markets – 2.2%

Deutsche Boerse AG	3,612	587,788

Euronext NV(b)	2,324	147,692

Japan Exchange Group, Inc.	16,800	220,801

Singapore Exchange Ltd.	70,000	416,508
		1,372,789

Chemicals – 3.3%

Air Liquide SA	7,924	1,036,132

Akzo Nobel NV	280	17,280

Givaudan SA (Registered)	28	83,657

ICL Group Ltd.	14,140	128,242

Novozymes A/S, Class B	8,568	450,094

Symrise AG	2,856	291,729
		2,007,134

Commercial Services & Supplies – 1.4%

Brambles Ltd.	19,964	149,107

Dai Nippon Printing Co. Ltd.	11,200	224,776

Secom Co. Ltd.	8,400	479,863
		853,746

Construction & Engineering – 0.3%

Ackermans & van Haaren NV	252	35,143

Bouygues SA	4,704	134,269
		169,412

Diversified Financial Services – 0.5%

Groupe Bruxelles Lambert NV	3,668	270,445

HAL Trust	196	22,587
		293,032

Diversified Telecommunication Services – 5.8%

BCE, Inc.	7,980	359,898

Elisa OYJ	9,156	442,603

HKT Trust & HKT Ltd.	196,000	221,472

Koninklijke KPN NV	152,264	426,038

Nippon Telegraph & Telephone Corp.	19,600	539,862

See Accompanying Notes to the Financial Statements.

138	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

Orange SA	36,344	$345,951

Proximus SADP	12,684	133,009

Singapore Telecommunications Ltd.	165,200	291,852

Spark New Zealand Ltd.	15,176	45,141

Swisscom AG (Registered)	980	484,051

Telefonica Deutschland Holding AG	73,696	160,679

TELUS Corp.	7,728	161,183
		3,611,739

Electric Utilities – 4.5%

Chubu Electric Power Co., Inc.(a)	25,200	205,316

CK Infrastructure Holdings Ltd.	23,500	111,665

CLP Holdings Ltd.	31,500	211,475

Emera, Inc.(a)	5,460	202,101

Fortis, Inc.(a)	8,512	331,669

Hydro One Ltd.(a) (b)	11,032	276,275

Iberdrola SA	59,668	605,946

Kansai Electric Power Co., Inc. (The)(a)	25,200	191,075

Power Assets Holdings Ltd.	42,000	200,908

Red Electrica Corp. SA(a)	28,448	459,706
		2,796,136

Electronic Equipment, Instruments & Components – 0.4%

Hirose Electric Co. Ltd.	1,900	246,840

Equity Real Estate Investment Trusts (REITs) – 0.3%

Link REIT	35,262	208,432

Food & Staples Retailing – 3.4%

Carrefour SA	14,644	235,699

Coles Group Ltd.	7,532	78,651

Jeronimo Martins SGPS SA	13,188	273,461

Koninklijke Ahold Delhaize NV	16,912	472,198

Loblaw Cos. Ltd.	5,376	439,917

Metro, Inc.	5,236	273,959

Tesco plc	132,832	328,965
		2,102,850

Food Products – 5.8%

JDE Peet’s NV	6,972	199,695

MEIJI Holdings Co. Ltd.	5,100	209,991

Nestle SA (Registered)	26,796	2,919,646

Investments	Shares	Value

Food Products – (continued)

Yakult Honsha Co. Ltd.(a)	4,900	$271,645
		3,600,977

Gas Utilities – 1.1%

Osaka Gas Co. Ltd.	14,000	207,408

Snam SpA	51,632	229,739

Tokyo Gas Co. Ltd.	14,000	250,264
		687,411

Health Care Equipment & Supplies – 0.3%

ConvaTec Group plc(b)	39,340	98,741

Fisher & Paykel Healthcare Corp. Ltd.	4,620	52,553
		151,294

Hotels, Restaurants & Leisure – 0.9%

La Francaise des Jeux SAEM(b)	1,204	39,269

McDonald’s Holdings Co. Japan Ltd.	14,000	486,023
		525,292

Household Durables – 0.5%

Sekisui Chemical Co. Ltd.	2,800	35,039

Sekisui House Ltd.(a)	16,800	279,746
		314,785

Household Products – 0.8%

Reckitt Benckiser Group plc	7,672	510,556

Industrial Conglomerates – 1.4%

CK Hutchison Holdings Ltd.	42,000	208,666

Jardine Matheson Holdings Ltd.	8,400	386,568

Keppel Corp. Ltd.	50,400	248,243
		843,477

Insurance – 2.1%

Admiral Group plc	11,144	258,794

Baloise Holding AG (Registered)	560	76,551

Gjensidige Forsikring ASA	616	11,251

Intact Financial Corp.	2,940	446,178

Japan Post Holdings Co. Ltd.	39,200	263,628

Medibank Pvt Ltd.(a)	111,104	199,638

Sampo OYJ, Class A	1,372	62,756
		1,318,796

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	139

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – 1.8%

CGI, Inc.*	3,416	$274,823

Itochu Techno-Solutions Corp.	5,600	129,983

Nomura Research Institute Ltd.	8,400	186,780

Obic Co. Ltd.	3,300	496,659
		1,088,245

Machinery – 1.5%

GEA Group AG	6,524	228,259

Kone OYJ, Class B	11,116	455,390

Schindler Holding AG	1,372	223,811

Schindler Holding AG (Registered)	224	35,276
		942,736

Marine – 0.7%

Kuehne + Nagel International AG (Registered)	1,876	400,038

Metals & Mining – 1.9%

Barrick Gold Corp.	28,448	427,330

BHP Group Ltd.	3,136	74,919

Franco-Nevada Corp.	3,444	425,005

Hitachi Metals Ltd.*	16,800	245,498
		1,172,752

Multiline Retail – 1.4%

B&M European Value Retail SA(a)	14,588	54,184

Dollarama, Inc.	3,948	234,295

Pan Pacific International Holdings Corp.	2,800	45,984

Wesfarmers Ltd.(a)	18,312	532,319
		866,782

Multi-Utilities – 0.8%

Canadian Utilities Ltd., Class A(a)	2,352	62,505

National Grid plc	39,732	433,850
		496,355

Oil, Gas & Consumable Fuels – 2.5%

ENEOS Holdings, Inc.	70,000	230,673

Idemitsu Kosan Co. Ltd.	9,900	216,470

Pembina Pipeline Corp.	8,008	264,066

Shell plc	13,804	382,073

TotalEnergies SE	700	38,121

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Woodside Energy Group Ltd.	17,024	$391,678
		1,523,081

Personal Products – 2.9%

Beiersdorf AG	1,736	166,739

Kobayashi Pharmaceutical Co. Ltd.	6,700	356,107

Unilever plc	27,832	1,273,604
		1,796,450

Pharmaceuticals – 15.3%

Astellas Pharma, Inc.	28,000	385,522

GSK plc	70,112	1,153,377

Hikma Pharmaceuticals plc	12,124	174,347

Kyowa Kirin Co. Ltd.	11,200	264,110

Novartis AG (Registered)	5,264	425,538

Novo Nordisk A/S, Class B	12,544	1,364,052

Ono Pharmaceutical Co. Ltd.	22,400	526,864

Roche Holding AG	8,820	2,930,893

Roche Holding AG	112	45,460

Sanofi	16,016	1,382,383

Takeda Pharmaceutical Co. Ltd.	20,600	543,013

UCB SA	3,808	287,241
		9,482,800

Professional Services – 1.7%

RELX plc	6,720	181,125

SGS SA (Registered)	112	247,223

Wolters Kluwer NV	5,913	628,534
		1,056,882

Real Estate Management & Development – 3.6%

Capitaland Investment Ltd.	86,800	184,629

CK Asset Holdings Ltd.	84,000	464,417

Daito Trust Construction Co. Ltd.	2,800	277,108

Henderson Land Development Co. Ltd.	64,000	156,701

PSP Swiss Property AG (Registered)	3,724	398,169

Sino Land Co. Ltd.	224,000	239,413

Sun Hung Kai Properties Ltd.	48,000	516,392
		2,236,829

Road & Rail – 2.1%

Aurizon Holdings Ltd.	117,908	272,935

Canadian National Railway Co.	4,564	540,031

See Accompanying Notes to the Financial Statements.

140	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Road & Rail – (continued)

MTR Corp. Ltd.	51,000	$224,469

Tobu Railway Co. Ltd.	11,200	259,212
		1,296,647

Semiconductors & Semiconductor Equipment – 0.6%

ASML Holding NV	840	396,842

Software – 2.5%

Constellation Software, Inc.	336	485,234

Nice Ltd.*	1,176	223,806

Oracle Corp. Japan	8,400	448,723

Sage Group plc (The)	1,260	10,544

SAP SE	4,200	405,435
		1,573,742

Specialty Retail – 1.6%

Industria de Diseno Textil SA(a)	25,900	587,224

USS Co. Ltd.	28,000	423,292
		1,010,516

Technology Hardware, Storage & Peripherals – 1.0%

Canon, Inc.	16,800	356,492

FUJIFILM Holdings Corp.	6,200	284,440
		640,932

Textiles, Apparel & Luxury Goods – 0.9%

Hermes International	140	181,333

LVMH Moet Hennessy Louis Vuitton SE	616	389,038
		570,371

Tobacco – 0.5%

Japan Tobacco, Inc.	19,600	324,919

Trading Companies & Distributors – 1.4%

Bunzl plc	8,148	266,520

ITOCHU Corp.	22,400	580,062
		846,582

Transportation Infrastructure – 0.7%

Atlantia SpA	18,368	409,918

Investments	Shares	Value

Water Utilities – 0.4%

United Utilities Group plc	20,160	$218,046

Wireless Telecommunication Services – 2.5%

KDDI Corp.	26,700	789,494

SoftBank Corp.	44,800	441,716

Vodafone Group plc	275,100	321,931
		1,553,141
Total Common Stocks (Cost $66,583,161)		60,676,378
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 0.8%

REPURCHASE AGREEMENTS – 0.8%

CF Secured LLC, 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $481,376, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2022 –8/15/2052; total market value $488,348 (Cost $481,336)	$481,336	481,336
Total Investments – 98.9% (Cost $67,064,497)		61,157,714

Other assets less liabilities – 1.1%		694,034
NET ASSETS – 100.0%		$61,851,748

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $2,551,916, collateralized in the form of cash with a value of $481,336 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $1,785,618 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.75%, and maturity dates ranging from December 1, 2022 – May 15, 2050 and $467,049 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from April 19, 2023 – June 30, 2120; a total value of $2,734,003.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	141

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $481,336.

Percentages shown are based on Net Assets.

Abbreviations

OYJ – Public Limited Company

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,118,871
Aggregate gross unrealized depreciation	(8,131,697)
Net unrealized depreciation	$(6,012,826)
Federal income tax cost	$67,142,963

Futures Contracts

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	13	12/16/2022	USD	$1,141,335	$(42,523)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund had the following outstanding contracts as of October 31, 2022:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
CAD	41,862	Citibank NA	USD	30,528	12/21/2022	$179
USD	46,892	Toronto-Dominion Bank (The)	AUD	70,050	12/21/2022	2,025
USD	3,334	Toronto-Dominion Bank (The)	CAD	4,439	12/21/2022	77
USD	58,725	Citibank NA	CHF	56,297	12/21/2022	2,122
USD	6,507	Morgan Stanley	DKK	48,141	12/21/2022	88
USD	52,646	Citibank NA	EUR	52,141	12/21/2022	895
USD	149,287	JPMorgan Chase Bank	EUR	148,464	12/21/2022	1,933
USD	55,585	BNP Paribas SA	ILS	190,343	12/21/2022	1,274
USD	176,912	Citibank NA	JPY	25,370,958	12/21/2022	5,103
USD	27,626	Morgan Stanley	JPY	3,919,144	12/21/2022	1,087
USD	12,791	Bank of New York	NOK	131,563	12/21/2022	114
USD	37,733	Citibank NA	NZD	63,082	12/21/2022	1,056
USD	40,310	JPMorgan Chase Bank	SEK	433,881	12/21/2022	877
USD	20,030	JPMorgan Chase Bank	SGD	28,197	12/21/2022	98
Total unrealized appreciation						$16,928
HKD	438,274	Citibank NA	USD	55,922	12/21/2022	$(54)
NZD	21,853	Morgan Stanley	USD	12,988	12/21/2022	(283)
SGD	44,554	JPMorgan Chase Bank	USD	31,711	12/21/2022	(217)
USD	131,719	Toronto-Dominion Bank (The)	GBP	115,442	12/21/2022	(1,428)
Total unrealized depreciation						$(1,982)
Net unrealized appreciation						$14,946

See Accompanying Notes to the Financial Statements.

142	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Australia	2.7%
Belgium	1.2
Canada	11.4
Denmark	2.9
Finland	1.6
France	6.4
Germany	3.0
Hong Kong	5.7
Israel	2.7
Italy	1.0
Japan	23.4
Netherlands	3.9
New Zealand	0.2
Norway	0.0 †
Portugal	0.4
Singapore	5.2
Spain	3.2
Switzerland	13.4
United Kingdom	9.8
Other[1]	1.9
100.0%

†	Amount represents less than 0.05%.
[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.1%
Securities Lending Reinvestments	0.8
Others(1)	1.1
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	143

Schedule of Investments

FlexShares® Emerging Markets Quality Low Volatility Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.2%

Air Freight & Logistics – 0.6%

Agility Public Warehousing Co. KSC	18,712	$47,361

Auto Components – 0.7%

Cheng Shin Rubber Industry Co. Ltd.	60,000	60,144

Automobiles – 1.4%

Bajaj Auto Ltd.	1,472	65,295

Hero MotoCorp Ltd.	1,436	46,437
		111,732

Banks – 21.9%

Abu Dhabi Islamic Bank PJSC	23,024	59,549

Agricultural Bank of China Ltd., Class H	252,000	71,910

Al Rajhi Bank*	1,712	38,818

Axis Bank Ltd.	320	3,502

Banco BBVA Peru SA	4,104	1,627

Bank Central Asia Tbk. PT	25,200	14,218

Bank of China Ltd., Class H	284,000	91,533

Bank of Communications Co. Ltd., Class H	132,000	64,404

Boubyan Bank KSCP	19,108	50,831

Chang Hwa Commercial Bank Ltd.	82,472	42,487

China CITIC Bank Corp. Ltd., Class H	120,000	45,249

China Construction Bank Corp., Class H	280,000	148,742

China Merchants Bank Co. Ltd., Class H	500	1,643

Commercial International Bank Egypt SAE	34,968	46,914

Dubai Islamic Bank PJSC	33,040	52,352

E.Sun Financial Holding Co. Ltd.	60,000	43,200

First Abu Dhabi Bank PJSC	1,240	6,043

First Financial Holding Co. Ltd.	79,565	61,114

Hong Leong Bank Bhd.	800	3,580

Hua Nan Financial Holdings Co. Ltd.	92,000	60,101

ICICI Bank Ltd.	984	10,802

Industrial & Commercial Bank of China Ltd., Class H	404,000	175,499

Itau Unibanco Holding SA (Preference)*	1,600	9,270

Investments	Shares	Value

Banks – (continued)

Kuwait Finance House KSCP	36,616	$95,751

Malayan Banking Bhd.	18,185	33,039

Mega Financial Holding Co. Ltd.	18,700	17,352

National Bank of Kuwait SAKP	51,436	179,009

Postal Savings Bank of China Co. Ltd., Class H(a)	84,000	38,951

Qatar Islamic Bank SAQ	10,872	72,813

Qatar National Bank QPSC	31,904	174,687

Saudi National Bank (The)	1,312	20,740

Sberbank of Russia PJSC* ‡	12,360	—

Taiwan Cooperative Financial Holding Co. Ltd.	85,933	66,672
		1,802,402

Capital Markets – 0.7%

Macquarie Korea Infrastructure Fund	7,000	54,302

Chemicals – 2.6%

Asian Paints Ltd.	536	20,123

PhosAgro PJSC‡	1,158	—

Pidilite Industries Ltd.	1,832	57,197

SABIC Agri-Nutrients Co.	1,916	81,075

Saudi Basic Industries Corp.	748	17,598

Yanbu National Petrochemical Co.	3,280	39,019
		215,012

Construction Materials – 1.0%

ACC Ltd.	676	19,520

Asia Cement Corp.	20,000	23,152

LafargeHolcim Maroc SA	292	39,444
		82,116

Consumer Finance – 0.6%

Bajaj Finance Ltd.	84	7,250

Samsung Card Co. Ltd.	1,856	40,261
		47,511

Diversified Financial Services – 0.6%

Far East Horizon Ltd.	60,000	46,319

Housing Development Finance Corp. Ltd.	232	6,922
		53,241

See Accompanying Notes to the Financial Statements.

144	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – 5.8%

China Tower Corp. Ltd., Class H(a)	600,000	$54,268

Chunghwa Telecom Co. Ltd.	28,000	96,454

Emirates Integrated Telecommunications Co. PJSC	28,288	44,130

Emirates Telecommunications Group Co. PJSC	11,508	80,834

Hellenic Telecommunications Organization SA	4,180	65,688

Itissalat Al-Maghrib	6,108	56,947

Ooredoo QPSC	19,424	52,110

Telefonica Brasil SA	3,200	25,193
		475,624

Electric Utilities – 3.4%

Manila Electric Co.	8,200	42,648

Power Grid Corp. of India Ltd.	28,304	78,011

Saudi Electricity Co.	9,888	71,051

Tenaga Nasional Bhd.	26,000	46,303

Transmissora Alianca de Energia Eletrica SA	5,600	42,892
		280,905

Electronic Equipment, Instruments & Components – 0.5%

Hon Hai Precision Industry Co. Ltd.	2,000	6,362

WPG Holdings Ltd.	28,000	38,191
		44,553

Entertainment – 0.4%

NetEase, Inc., ADR	664	36,932

Food & Staples Retailing – 2.2%

InRetail Peru Corp.(a)	1,412	48,714

Nahdi Medical Co.	1,256	66,184

President Chain Store Corp.	8,000	66,537
		181,435

Food Products – 5.1%

Almarai Co. JSC	3,440	51,542

Dali Foods Group Co. Ltd.(a)	104,000	42,793

Nestle India Ltd.	116	28,536

Nestle Malaysia Bhd.	2,400	67,513

Tingyi Cayman Islands Holding Corp.	48,000	75,089

Investments	Shares	Value

Food Products – (continued)

Uni-President China Holdings Ltd.	52,000	$38,421

Uni-President Enterprises Corp.	28,000	56,917

Want Want China Holdings Ltd.	92,000	60,475
		421,286

Gas Utilities – 1.4%

China Resources Gas Group Ltd.	11,600	29,702

ENN Energy Holdings Ltd.	2,000	19,886

Petronas Gas Bhd.	18,800	67,995
		117,583

Health Care Providers & Services – 4.4%

Bangkok Dusit Medical Services PCL, NVDR	105,600	81,850

Bumrungrad Hospital PCL, NVDR	13,600	81,114

Dr Sulaiman Al Habib Medical Services Group Co.	940	56,687

IHH Healthcare Bhd.	42,000	52,855

Mouwasat Medical Services Co.	812	47,326

Sinopharm Group Co. Ltd., Class H	22,400	42,689
		362,521

Hotels, Restaurants & Leisure – 0.3%

Kangwon Land, Inc.*	728	11,755

Yum China Holdings, Inc.	308	12,736
		24,491

Household Durables – 0.7%

Coway Co. Ltd.	1,504	58,388

Independent Power and Renewable Electricity Producers – 0.1%

Engie Brasil Energia SA	1,200	9,198

Unipro PJSC‡	726,000	—
		9,198

Industrial Conglomerates – 2.3%

Alpha Dhabi Holding PJSC*	7,676	51,200

International Holding Co. PJSC*	1,268	139,123
		190,323

Interactive Media & Services – 2.7%

Tencent Holdings Ltd.	8,400	220,009

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	145

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – 2.7%

Alibaba Group Holding Ltd., ADR*	3,040	$193,283

JD.com, Inc., ADR	676	25,208

Pinduoduo, Inc., ADR*	48	2,632
		221,123

IT Services – 4.4%

Infosys Ltd.	3,448	64,049

Samsung SDS Co. Ltd.	668	58,619

Tata Consultancy Services Ltd.	6,188	238,703
		361,371

Life Sciences Tools & Services – 0.1%

Samsung Biologics Co. Ltd.* (a)	12	7,388

Marine – 0.5%

MISC Bhd.	28,800	44,041

Metals & Mining – 0.5%

Polyus PJSC* ‡	546	—

Vale SA	3,200	40,939
		40,939

Multiline Retail – 0.0%

Robinson PCL* ‡	600	—

Multi-Utilities – 1.2%

Dubai Electricity & Water Authority PJSC	77,832	51,704

Qatar Electricity & Water Co. QSC	9,080	46,126
		97,830

Oil, Gas & Consumable Fuels – 2.9%

Petroleo Brasileiro SA	1,200	7,606

Petroleo Brasileiro SA (Preference)	2,000	11,362

Petronas Dagangan Bhd.	9,600	44,020

Petronet LNG Ltd.	1,036	2,573

Qatar Fuel QSC	9,760	51,135

Qatar Gas Transport Co. Ltd.	45,468	51,189

Reliance Industries Ltd.	2,268	69,856

Surgutneftegas PJSC (Preference)‡	156,600	—
		237,741

Investments	Shares	Value

Personal Products – 1.7%

Colgate-Palmolive India Ltd.	3,648	$71,911

Hengan International Group Co. Ltd.	14,000	54,307

Hindustan Unilever Ltd.	328	10,107
		136,325

Pharmaceuticals – 4.1%

Cipla Ltd.	6,008	84,730

Dr Reddy’s Laboratories Ltd.	556	29,780

Lupin Ltd.	1,360	11,484

Richter Gedeon Nyrt.	2,216	43,689

Sun Pharmaceutical Industries Ltd.	3,940	48,402

Torrent Pharmaceuticals Ltd.	3,700	73,752

Yuhan Corp.	1,088	45,676
		337,513

Real Estate Management & Development – 1.0%

Aldar Properties PJSC	38,300	45,046

Wharf Holdings Ltd. (The)	12,000	34,319
		79,365

Semiconductors & Semiconductor Equipment – 5.0%

Taiwan Semiconductor Manufacturing Co. Ltd.	34,000	411,514

Specialty Retail – 4.4%

Abu Dhabi National Oil Co. for Distribution PJSC	60,380	74,138

Home Product Center PCL, NVDR	188,400	72,271

Hotel Shilla Co. Ltd.	1,276	58,226

Jarir Marketing Co.	1,536	67,040

MR DIY Group M Bhd.(a)	105,200	44,946

PTT Oil & Retail Business PCL, NVDR	17,200	10,891

Zhongsheng Group Holdings Ltd.	8,000	30,370
		357,882

Technology Hardware, Storage & Peripherals – 4.3%

Compal Electronics, Inc.	64,000	41,909

Inventec Corp.	60,000	45,434

Lite-On Technology Corp.	6,000	11,917

Pegatron Corp.	16,000	29,296

Samsung Electronics Co. Ltd.	5,300	221,012
		349,568

See Accompanying Notes to the Financial Statements.

146	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – 0.3%

Page Industries Ltd.	40	$24,049

Tobacco – 1.0%

KT&G Corp.	1,244	83,577

Transportation Infrastructure – 1.3%

Taiwan High Speed Rail Corp.	52,000	45,347

Westports Holdings Bhd.	82,000	58,274
		103,621

Wireless Telecommunication Services – 4.4%

Advanced Info Service PCL, NVDR	14,400	72,265

Bharti Airtel Ltd.	164	1,648

Etihad Etisalat Co.	4,708	45,858

Far EasTone Telecommunications Co. Ltd.	30,000	65,824

Intouch Holdings PCL, NVDR	34,400	65,076

PLDT, Inc.	480	13,534

Taiwan Mobile Co. Ltd.	24,000	70,832

Vodacom Group Ltd.	3,768	25,693
		360,730
Total Common Stocks (Cost $9,468,208)		8,151,646

Total Investments – 99.2% (Cost $9,468,208)		8,151,646
Other assets less liabilities – 0.8%		62,246
NET ASSETS – 100.0%		$8,213,892
*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint Stock Company

Preference A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$524,791
Aggregate gross unrealized depreciation	(1,944,828)
Net unrealized depreciation	$(1,420,037)
Federal income tax cost	$9,564,014

Futures Contracts

FlexShares® Emerging Markets Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	2	12/16/2022	USD	$85,360	$(7,669)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	147

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

FlexShares® Emerging Markets Quality Low Volatility Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Brazil	1.8%
China	20.2
Egypt	0.6
Greece	0.8
Hungary	0.5
India	13.1
Indonesia	0.2
Kuwait	4.5
Malaysia	5.6
Morocco	1.2
Peru	0.6
Philippines	0.7
Qatar	5.4
Saudi Arabia	7.3
South Africa	0.3
South Korea	7.8
Taiwan	16.6
Thailand	4.7
United Arab Emirates	7.3
Other[1]	0.8
100.0%

[1]	Includes any non-equity securities and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.2%
Others(1)	0.8
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

148	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar US Market Factor Tilt Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.1%

Aerospace & Defense – 1.6%

AAR Corp.*	2,790	$123,653

Aerojet Rocketdyne Holdings, Inc.*	3,906	189,246

AeroVironment, Inc.*	1,302	119,133

Axon Enterprise, Inc.* (a)	1,674	243,467

Boeing Co. (The)*	14,245	2,030,055

BWX Technologies, Inc.	4,278	243,760

Curtiss-Wright Corp.(a)	2,590	434,680

Ducommun, Inc.*	558	26,343

General Dynamics Corp.	7,254	1,812,049

HEICO Corp.(a)	1,480	240,707

HEICO Corp., Class A	1,860	236,778

Hexcel Corp.	3,330	185,481

Howmet Aerospace, Inc.	11,840	420,912

Huntington Ingalls Industries, Inc.	1,302	334,705

Kaman Corp.	2,046	65,677

Kratos Defense & Security Solutions, Inc.*	4,278	47,400

L3Harris Technologies, Inc.(a)	6,324	1,558,676

Lockheed Martin Corp.(a)	7,626	3,711,422

Maxar Technologies, Inc.	4,836	108,036

Mercury Systems, Inc.* (a)	4,278	207,055

Moog, Inc., Class A	7,068	599,013

Northrop Grumman Corp.	4,836	2,655,012

Parsons Corp.* (a)	3,523	165,158

Raytheon Technologies Corp.	47,987	4,550,127

Spirit AeroSystems Holdings, Inc., Class A	4,464	103,386

Textron, Inc.	6,660	455,810

TransDigm Group, Inc.	1,302	749,640

Triumph Group, Inc.*	7,068	63,965

V2X, Inc.*	3,348	137,235

Virgin Galactic Holdings, Inc.* (a)	10,230	47,263

Woodward, Inc.(a)	3,348	307,012
		22,172,856

Investments	Shares	Value

Air Freight & Logistics – 0.6%

Air Transport Services Group, Inc.* (a)	15,725	$459,170

Atlas Air Worldwide Holdings, Inc.* (a)	6,595	667,018

CH Robinson Worldwide, Inc.	3,906	381,695

Expeditors International of Washington, Inc.(a)	4,278	418,602

FedEx Corp.	7,626	1,222,295

Forward Air Corp.	930	98,459

GXO Logistics, Inc.* (a)	1,674	61,168

Hub Group, Inc., Class A* (a)	8,510	660,376

United Parcel Service, Inc., Class B	23,994	4,025,474
		7,994,257

Airlines – 0.3%

Alaska Air Group, Inc.* (a)	28,272	1,256,973

Allegiant Travel Co.*	930	69,796

American Airlines Group, Inc.* (a)	16,465	233,474

Delta Air Lines, Inc.*	20,274	687,897

Frontier Group Holdings, Inc.*	7,668	100,527

Hawaiian Holdings, Inc.* (a)	16,368	236,190

JetBlue Airways Corp.*	69,748	560,774

SkyWest, Inc.*	5,208	92,077

Southwest Airlines Co.*	16,368	594,977

Spirit Airlines, Inc.	4,092	90,024

Sun Country Airlines Holdings, Inc.*	2,232	36,337

United Airlines Holdings, Inc.* (a)	6,845	294,883

Wheels Up Experience, Inc.* (a)	62,309	110,287
		4,364,216

Auto Components – 0.5%

Adient plc* (a)	21,018	735,210

American Axle & Manufacturing Holdings, Inc.* (a)	19,902	192,850

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	149

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

Aptiv plc* (a)	7,626	$694,500

Autoliv, Inc.	4,278	343,737

BorgWarner, Inc.(a)	5,920	222,178

Dana, Inc.	30,504	486,844

Dorman Products, Inc.*	1,860	151,813

Fox Factory Holding Corp.*	2,976	261,442

Garrett Motion, Inc.* (a)	9,858	65,457

Gentex Corp.	8,556	226,648

Gentherm, Inc.* (a)	1,116	65,197

Goodyear Tire & Rubber Co. (The)*	62,867	798,411

LCI Industries(a)	5,580	592,094

Lear Corp.	1,488	206,401

Luminar Technologies, Inc.* (a)	11,718	94,799

Modine Manufacturing Co.*	9,300	166,656

Patrick Industries, Inc.	4,836	221,054

QuantumScape Corp.* (a)	61,007	508,188

Standard Motor Products, Inc.	5,766	218,704

Stoneridge, Inc.* (a)	7,254	151,391

Tenneco, Inc., Class A* (a)	16,926	333,442

Visteon Corp.*	2,035	265,506

XPEL, Inc.* (a) (b)	1,302	90,085
		7,092,607

Automobiles – 1.7%

Ford Motor Co.	130,941	1,750,681

General Motors Co.	48,359	1,898,091

Harley-Davidson, Inc.	29,946	1,287,678

Lordstown Motors Corp.* (a)	48,917	88,540

Lucid Group, Inc.* (a)	15,810	225,925

Mullen Automotive, Inc.* (a)	81,652	38,899

Rivian Automotive, Inc., Class A* (a)	16,280	569,311

Tesla, Inc.*	70,300	15,996,062

Thor Industries, Inc.(a)	11,470	934,461

Winnebago Industries, Inc.(a)	7,440	444,093

Workhorse Group, Inc.* (a)	10,044	27,119
		23,260,860

Investments	Shares	Value

Banks – 6.5%

1st Source Corp.	5,180	$301,269

Ameris Bancorp(a)	13,950	718,565

Associated Banc-Corp.	30,525	743,284

Atlantic Union Bankshares Corp.(a)	14,800	511,192

Banc of California, Inc.	3,720	62,050

BancFirst Corp.(a)	1,670	160,019

Bancorp, Inc. (The)*	6,138	169,286

Bank of America Corp.	228,660	8,240,906

Bank of Hawaii Corp.(a)	2,418	183,647

Bank OZK(a)	26,825	1,152,939

BankUnited, Inc.(a)	19,630	705,699

Banner Corp.(a)	6,475	484,006

Berkshire Hills Bancorp, Inc.(a)	3,906	114,251

BOK Financial Corp.(a)	7,068	778,823

Brookline Bancorp, Inc.	13,020	179,025

Cadence Bank(a)	38,480	1,063,972

Cathay General Bancorp	15,170	691,752

Central Pacific Financial Corp.	3,906	80,151

Citigroup, Inc.	64,169	2,942,790

Citizens Financial Group, Inc.(a)	15,252	623,807

City Holding Co.(a)	372	37,516

Columbia Banking System, Inc.(a)	18,042	603,866

Comerica, Inc.	5,208	367,164

Commerce Bancshares, Inc.(a)	3,162	223,996

Community Bank System, Inc.(a)	1,665	103,946

Community Trust Bancorp, Inc.	2,046	96,755

ConnectOne Bancorp, Inc.	4,278	107,164

Cullen/Frost Bankers, Inc.(a)	2,046	317,232

Customers Bancorp, Inc.*	5,766	194,257

CVB Financial Corp.(a)	9,864	283,294

Dime Community Bancshares, Inc.(a)	9,620	332,179

Eagle Bancorp, Inc.(a)	6,138	277,929

East West Bancorp, Inc.(a)	5,580	399,361

Eastern Bankshares, Inc.	6,138	117,665

See Accompanying Notes to the Financial Statements.

150	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Enterprise Financial Services Corp.(a)	3,515	$187,947

Farmers National Banc Corp.	11,904	163,561

FB Financial Corp.	1,302	54,632

Fifth Third Bancorp	23,994	856,346

Financial Institutions, Inc.	4,278	101,945

First Bancorp/NC(a)	3,534	157,510

First Bancorp/PR(a)	47,753	754,020

First Bancshares, Inc. (The)(a)	3,162	103,524

First Busey Corp.	14,322	378,244

First Citizens BancShares, Inc., Class A(a)	372	305,829

First Commonwealth Financial Corp.(a)	25,296	362,745

First Financial Bancorp(a)	18,786	489,751

First Financial Bankshares, Inc.(a)	6,696	257,729

First Financial Corp.	3,720	180,383

First Foundation, Inc.(a)	5,208	83,120

First Hawaiian, Inc.(a)	27,528	704,166

First Horizon Corp.	20,720	507,847

First Interstate BancSystem, Inc., Class A(a)	18,786	856,829

First Merchants Corp.	13,206	592,949

First of Long Island Corp. (The)	8,370	147,145

First Republic Bank	4,836	580,804

Flushing Financial Corp.(a)	5,394	106,262

FNB Corp.(a)	73,260	1,058,607

Fulton Financial Corp.(a)	33,480	610,340

German American Bancorp, Inc.(a)	3,433	134,883

Glacier Bancorp, Inc.(a)	5,952	340,931

Hancock Whitney Corp.(a)	19,158	1,070,357

Hanmi Financial Corp.(a)	7,812	209,205

HarborOne Bancorp, Inc.	2,046	31,161

Heartland Financial USA, Inc.	9,114	449,502

Heritage Commerce Corp.(a)	9,250	132,275

Heritage Financial Corp.(a)	5,952	200,523

Hilltop Holdings, Inc.(a)	13,133	380,200

Investments	Shares	Value

Banks – (continued)

Home BancShares, Inc.(a)	40,547	$1,033,543

HomeStreet, Inc.	3,162	82,086

Hope Bancorp, Inc.(a)	27,528	373,555

Horizon Bancorp, Inc.	6,696	99,837

Huntington Bancshares, Inc.	46,685	708,678

Independent Bank Corp. – MA	2,418	210,390

Independent Bank Corp. – MI	7,030	162,604

Independent Bank Group, Inc.	8,695	548,568

International Bancshares Corp.	13,392	664,243

JPMorgan Chase & Co.	96,346	12,128,034

KeyCorp(a)	33,666	601,611

Lakeland Bancorp, Inc.(a)	12,090	225,479

Lakeland Financial Corp.	744	61,492

Live Oak Bancshares, Inc.(a)	930	30,197

M&T Bank Corp.(a)	6,218	1,046,925

Mercantile Bank Corp.	4,464	156,017

Midland States Bancorp, Inc.	4,836	135,601

National Bank Holdings Corp., Class A	1,116	48,903

NBT Bancorp, Inc.(a)	7,998	379,025

Nicolet Bankshares, Inc.* (a)	1,619	123,514

Northwest Bancshares, Inc.(a)	4,650	70,029

OceanFirst Financial Corp.	15,810	356,990

OFG Bancorp	13,505	376,519

Old National Bancorp(a)	61,975	1,212,231

Pacific Premier Bancorp, Inc.(a)	20,274	738,176

PacWest Bancorp(a)	26,970	670,474

Park National Corp.(a)	372	54,870

Pathward Financial, Inc.(a)	2,976	125,081

Peoples Bancorp, Inc.	5,952	180,167

Pinnacle Financial Partners, Inc.(a)	4,650	385,904

PNC Financial Services Group, Inc. (The)	13,135	2,125,637

Popular, Inc.(a)	17,760	1,255,987

Preferred Bank	1,790	137,597

Premier Financial Corp.	10,974	316,600

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	151

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Prosperity Bancshares, Inc.(a)	20,832	$1,490,946

QCR Holdings, Inc.(a)	2,046	103,753

Regions Financial Corp.(a)	33,300	730,935

Renasant Corp.	10,545	425,702

S&T Bancorp, Inc.	7,955	300,779

Sandy Spring Bancorp, Inc.(a)	9,114	323,000

Seacoast Banking Corp. of Florida(a)	5,022	155,180

ServisFirst Bancshares, Inc.(a)	1,665	125,424

Signature Bank	1,860	294,866

Silvergate Capital Corp., Class A* (a)	1,116	63,344

Simmons First National Corp., Class A	26,970	643,774

Southside Bancshares, Inc.(a)	744	25,475

SouthState Corp.	16,280	1,472,200

Stellar Bancorp, Inc.	3,675	120,687

Stock Yards Bancorp, Inc.(a)	558	43,630

SVB Financial Group*	1,488	343,668

Synovus Financial Corp.	32,178	1,282,293

Texas Capital Bancshares, Inc.* (a)	10,175	610,500

Tompkins Financial Corp.(a)	186	15,408

Towne Bank	14,136	465,640

TriCo Bancshares(a)	558	32,314

Triumph Bancorp, Inc.* (a)	558	28,737

Truist Financial Corp.	43,709	1,957,726

Trustmark Corp.	5,576	203,914

UMB Financial Corp.	9,065	754,389

Umpqua Holdings Corp.	44,955	893,705

United Bankshares, Inc.(a)	30,132	1,276,090

United Community Banks, Inc.(a)	21,830	840,455

Univest Financial Corp.	5,952	167,489

US Bancorp	44,639	1,894,926

Valley National Bancorp(a)	94,300	1,119,341

Veritex Holdings, Inc.(a)	4,650	146,847

Washington Federal, Inc.	17,020	658,674

Washington Trust Bancorp, Inc.(a)	2,389	115,866

Webster Financial Corp.	7,343	398,431

Investments	Shares	Value

Banks – (continued)

Wells Fargo & Co.	123,580	$5,683,444

WesBanco, Inc.	12,834	519,007

Westamerica Bancorp(a)	2,604	163,349

Western Alliance Bancorp	4,092	274,860

Wintrust Financial Corp.	13,578	1,271,172

Zions Bancorp NA	6,105	317,094
		90,502,627

Beverages – 1.3%

Boston Beer Co., Inc. (The), Class A* (a)	558	208,296

Brown-Forman Corp., Class A(a)	1,488	102,330

Brown-Forman Corp., Class B	5,580	379,440

Celsius Holdings, Inc.* (a)	2,046	186,350

Coca-Cola Co. (The)	103,228	6,178,196

Coca-Cola Consolidated, Inc.	930	452,919

Constellation Brands, Inc., Class A	4,440	1,097,035

Keurig Dr Pepper, Inc.(a)	26,270	1,020,327

MGP Ingredients, Inc.	185	20,729

Molson Coors Beverage Co., Class B(a)	6,882	347,059

Monster Beverage Corp.*	10,230	958,755

National Beverage Corp.(a)	1,116	52,921

PepsiCo, Inc.	36,641	6,653,273

Vintage Wine Estates, Inc.*	1,302	3,606

Vita Coco Co., Inc. (The)*	5,580	57,251
		17,718,487

Biotechnology – 2.9%

4D Molecular Therapeutics, Inc.* (a)	2,232	19,329

AbbVie, Inc.	57,845	8,468,508

ACADIA Pharmaceuticals, Inc.* (a)	9,300	149,079

Agios Pharmaceuticals, Inc.* (a)	5,100	140,454

Alector, Inc.* (a)	5,208	47,914

Alkermes plc*	9,486	215,332

Allogene Therapeutics, Inc.* (a)	186	1,916

See Accompanying Notes to the Financial Statements.

152	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Biotechnology – (continued)

Alnylam Pharmaceuticals, Inc.* (a)	3,330	$690,176

Amgen, Inc.	17,856	4,827,370

Amicus Therapeutics, Inc.* (a)	7,254	72,540

Anavex Life Sciences Corp.* (a)	21,018	255,789

Apellis Pharmaceuticals, Inc.* (a)	5,735	346,910

Arcturus Therapeutics Holdings, Inc.* (a)	930	16,461

Arcus Biosciences, Inc.* (a)	11,532	293,835

Arrowhead Pharmaceuticals, Inc.* (a)	4,836	168,341

Atara Biotherapeutics, Inc.* (a)	186	867

Avid Bioservices, Inc.* (a)	1,488	25,207

Avidity Biosciences, Inc.*	2,232	31,873

Beam Therapeutics, Inc.* (a)	12,090	532,685

BioCryst Pharmaceuticals, Inc.* (a)	14,694	196,165

Biogen, Inc.*	5,022	1,423,436

BioMarin Pharmaceutical, Inc.*	5,180	448,743

Bioxcel Therapeutics, Inc.* (a)	5,766	72,594

Blueprint Medicines Corp.*	4,092	212,129

Bridgebio Pharma, Inc.* (a)	4,092	42,680

CareDx, Inc.* (a)	2,604	51,846

Caribou Biosciences, Inc.* (a)	1,302	12,681

Catalyst Pharmaceuticals, Inc.*	9,948	137,979

Celldex Therapeutics, Inc.* (a)	1,488	52,273

Cerevel Therapeutics Holdings, Inc.* (a)	3,162	88,410

Coherus Biosciences, Inc.* (a)	7,998	69,583

Crinetics Pharmaceuticals, Inc.* (a)	5,208	96,140

CRISPR Therapeutics AG* (a)	18,685	977,973

Cytokinetics, Inc.* (a)	5,180	226,159

Deciphera Pharmaceuticals, Inc.*	3,162	51,288

Denali Therapeutics, Inc.* (a)	7,400	212,232

Investments	Shares	Value

Biotechnology – (continued)

Dynavax Technologies Corp.* (a)	27,714	$317,325

Editas Medicine, Inc.* (a)	1,488	18,674

Emergent BioSolutions, Inc.*	11,285	235,405

Enanta Pharmaceuticals, Inc.* (a)	1,860	83,905

Exact Sciences Corp.* (a)	4,650	161,727

Exelixis, Inc.*	18,972	314,556

Fate Therapeutics, Inc.* (a)	4,092	85,605

FibroGen, Inc.*	3,348	54,505

Geron Corp.*	16,182	35,924

Gilead Sciences, Inc.	40,330	3,164,292

Gossamer Bio, Inc.* (a)	1,302	14,452

Halozyme Therapeutics, Inc.* (a)	6,510	311,243

Heron Therapeutics, Inc.* (a)	372	1,432

Horizon Therapeutics plc*	5,180	322,818

ImmunoGen, Inc.* (a)	21,762	129,266

Incyte Corp.*	4,255	316,317

Inhibrx, Inc.* (a)	558	17,956

Insmed, Inc.* (a)	6,324	109,532

Intellia Therapeutics, Inc.* (a)	4,278	225,793

Intercept Pharmaceuticals, Inc.*	6,882	95,453

Ionis Pharmaceuticals, Inc.* (a)	7,440	328,848

Iovance Biotherapeutics, Inc.*	2,976	27,796

Ironwood Pharmaceuticals, Inc.* (a)	23,680	259,059

IVERIC bio, Inc.*	8,695	207,984

Karuna Therapeutics, Inc.* (a)	1,674	367,175

Karyopharm Therapeutics, Inc.*	7,254	34,529

Keros Therapeutics, Inc.* (a)	744	37,453

Krystal Biotech, Inc.* (a)	5,208	398,412

Kura Oncology, Inc.* (a)	18,685	289,991

Kymera Therapeutics, Inc.*	186	5,643

Ligand Pharmaceuticals, Inc.* (a)	744	65,212

MacroGenics, Inc.* (a)	186	952

Madrigal Pharmaceuticals, Inc.* (a)	930	65,863

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	153

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Biotechnology – (continued)

MannKind Corp.* (a)	7,812	$26,405

MeiraGTx Holdings plc* (a)	5,208	37,862

Mirati Therapeutics, Inc.* (a)	3,162	212,866

Moderna, Inc.* (a)	11,160	1,677,683

Myriad Genetics, Inc.*	3,162	65,580

Natera, Inc.*	5,394	253,302

Neurocrine Biosciences, Inc.*	2,232	256,948

Novavax, Inc.* (a)	18,600	414,222

Ocugen, Inc.* (a)	67,703	116,449

Organogenesis Holdings, Inc.*	1,674	5,491

Prometheus Biosciences, Inc.* (a)	1,850	97,162

Protagonist Therapeutics, Inc.*	1,674	13,559

Prothena Corp. plc*	1,488	91,423

PTC Therapeutics, Inc.* (a)	3,534	133,656

Recursion Pharmaceuticals, Inc., Class A* (a)	1,302	13,736

Regeneron Pharmaceuticals, Inc.*	3,534	2,646,082

REGENXBIO, Inc.* (a)	9,858	233,339

Relay Therapeutics, Inc.*	4,650	103,323

Replimune Group, Inc.*	10,788	198,068

REVOLUTION Medicines, Inc.* (a)	4,278	86,672

Rigel Pharmaceuticals, Inc.*	20,088	14,636

Rocket Pharmaceuticals, Inc.* (a)	14,136	263,778

Sage Therapeutics, Inc.* (a)	4,440	167,210

Sangamo Therapeutics, Inc.* (a)	3,162	13,881

Sarepta Therapeutics, Inc.* (a)	4,625	527,342

Seagen, Inc.*	3,885	494,017

Seres Therapeutics, Inc.* (a)	2,232	19,775

Sorrento Therapeutics, Inc.* (a)	1,860	2,920

Stoke Therapeutics, Inc.*	2,790	41,431

TG Therapeutics, Inc.*	7,998	46,548

Travere Therapeutics, Inc.*	1,860	40,325

Investments	Shares	Value

Biotechnology – (continued)

Twist Bioscience Corp.* (a)	4,836	$158,766

Ultragenyx Pharmaceutical, Inc.* (a)	3,348	135,460

uniQure NV*	10,602	197,409

United Therapeutics Corp.*	1,850	426,480

Vanda Pharmaceuticals, Inc.*	1,302	13,632

Vaxart, Inc.* (a)	186	311

Veracyte, Inc.* (a)	3,534	71,069

Vericel Corp.* (a)	1,674	44,997

Vertex Pharmaceuticals, Inc.*	7,030	2,193,360

Vir Biotechnology, Inc.* (a)	17,484	384,298

Xencor, Inc.* (a)	2,046	57,288

Y-mAbs Therapeutics, Inc.* (a)	4,278	15,444
		40,796,199

Building Products – 0.7%

A O Smith Corp.(a)	3,534	193,593

AAON, Inc.(a)	2,604	167,932

Advanced Drainage Systems, Inc.	1,674	193,983

Allegion plc(a)	1,665	174,442

American Woodmark Corp.*	1,674	75,916

Apogee Enterprises, Inc.(a)	2,960	135,805

Armstrong World Industries, Inc.	2,046	154,616

AZEK Co., Inc. (The)* (a)	4,650	81,421

Builders FirstSource, Inc.* (a)	6,386	393,761

Carlisle Cos., Inc.	1,488	355,334

Carrier Global Corp.	24,180	961,397

Fortune Brands Home & Security, Inc.	4,278	258,049

Gibraltar Industries, Inc.*	930	47,504

Griffon Corp.	10,602	340,748

Hayward Holdings, Inc.* (a)	18,685	172,836

Insteel Industries, Inc.	186	4,901

JELD-WEN Holding, Inc.*	18,786	199,319

Johnson Controls International plc	22,692	1,312,505

Lennox International, Inc.	1,140	266,270

Masco Corp.(a)	7,440	344,249

See Accompanying Notes to the Financial Statements.

154	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Building Products – (continued)

Masonite International Corp.*	4,070	$291,127

Owens Corning(a)	4,092	350,316

PGT Innovations, Inc.* (a)	14,880	317,093

Quanex Building Products Corp.(a)	4,650	103,044

Resideo Technologies, Inc.*	31,062	733,684

Simpson Manufacturing Co., Inc.	1,674	143,094

Trane Technologies plc	5,952	950,118

Trex Co., Inc.*	3,534	169,950

UFP Industries, Inc.	13,764	980,410

Zurn Elkay Water Solutions Corp.(a)	4,836	113,598
		9,987,015

Capital Markets – 3.1%

Affiliated Managers Group, Inc.	9,237	1,146,866

Ameriprise Financial, Inc.(a)	3,885	1,200,931

Ares Management Corp.	3,720	282,088

Artisan Partners Asset Management, Inc., Class A(a)	14,880	424,229

B. Riley Financial, Inc.(a)	3,906	158,896

Bank of New York Mellon Corp. (The)	24,738	1,041,717

BGC Partners, Inc., Class A	68,261	270,314

BlackRock, Inc.	4,978	3,215,340

Blackstone, Inc., Class A(a)	18,228	1,661,300

Blucora, Inc.*	14,245	313,817

Blue Owl Capital, Inc.(a)	20,088	201,282

Brightsphere Investment Group, Inc.(a)	5,580	105,016

Carlyle Group, Inc. (The)	4,995	141,259

Charles Schwab Corp. (The)	40,361	3,215,561

CME Group, Inc.	9,672	1,676,158

Cohen & Steers, Inc.(a)	744	44,759

Coinbase Global, Inc., Class A* (a)	5,735	379,944

Cowen, Inc., Class A(a)	7,770	300,077

Donnelley Financial Solutions, Inc.* (a)	6,324	255,679

Investments	Shares	Value

Capital Markets – (continued)

Evercore, Inc., Class A	8,742	$918,784

FactSet Research Systems, Inc.	930	395,706

Federated Hermes, Inc., Class B(a)	20,832	723,912

Focus Financial Partners, Inc., Class A* (a)	13,950	485,320

Franklin Resources, Inc.(a)	10,974	257,340

GCM Grosvenor, Inc., Class A(a)	16,368	135,363

Goldman Sachs Group, Inc. (The)	11,100	3,824,061

Hamilton Lane, Inc., Class A	925	55,333

Houlihan Lokey, Inc.	1,860	166,135

Interactive Brokers Group, Inc., Class A	4,440	355,866

Intercontinental Exchange, Inc.	14,060	1,343,714

Invesco Ltd.(a)	14,694	225,112

Janus Henderson Group plc(a)	32,005	728,754

Jefferies Financial Group, Inc.	8,325	286,463

KKR & Co., Inc.	19,344	940,699

LPL Financial Holdings, Inc.	2,405	614,838

MarketAxess Holdings, Inc.	930	226,957

Moelis & Co., Class A(a)	3,534	150,054

Moody’s Corp.	3,885	1,029,020

Morgan Stanley	44,955	3,693,952

Morningstar, Inc.	558	129,556

MSCI, Inc.	2,046	959,288

Nasdaq, Inc.	8,928	555,679

Northern Trust Corp.(c)	6,696	564,807

Open Lending Corp., Class A*	12,462	89,353

Oppenheimer Holdings, Inc., Class A	372	12,804

Piper Sandler Cos.(a)	3,348	428,444

PJT Partners, Inc., Class A(a)	372	27,677

Raymond James Financial, Inc.(a)	7,068	835,013

S&P Global, Inc.	8,928	2,868,120

SEI Investments Co.	3,162	171,697

State Street Corp.	11,346	839,604

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	155

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

StepStone Group, Inc., Class A(a)	3,534	$104,324

Stifel Financial Corp.(a)	22,755	1,407,852

StoneX Group, Inc.*	4,625	431,605

T. Rowe Price Group, Inc.(a)	7,998	849,068

TPG, Inc.(a)	2,418	74,353

Tradeweb Markets, Inc., Class A	1,850	101,898

Victory Capital Holdings, Inc., Class A	5,952	172,132

Virtu Financial, Inc., Class A	20,460	457,895

Virtus Investment Partners, Inc.(a)	1,488	255,177

WisdomTree Investments, Inc.(a)	186	1,010
		43,929,972

Chemicals – 1.8%

AdvanSix, Inc.	8,325	302,863

Air Products and Chemicals, Inc.	5,952	1,490,381

Albemarle Corp.(a)	3,162	884,949

Amyris, Inc.* (a)	7,998	22,474

Ashland, Inc.	2,046	214,666

Avient Corp.	2,976	102,642

Axalta Coating Systems Ltd.*	9,486	221,214

Balchem Corp.(a)	2,046	286,031

Cabot Corp.(a)	13,020	956,710

Celanese Corp.	3,720	357,566

CF Industries Holdings, Inc.	7,215	766,666

Chase Corp.(a)	186	17,523

Chemours Co. (The)(a)	37,185	1,064,607

Corteva, Inc.	17,856	1,166,711

Danimer Scientific, Inc.* (a)	5,766	15,107

Diversey Holdings Ltd.* (a)	12,090	65,286

Dow, Inc.(a)	22,506	1,051,930

DuPont de Nemours, Inc.	12,025	687,830

Eastman Chemical Co.(a)	4,278	328,593

Ecolab, Inc.	6,510	1,022,526

Ecovyst, Inc.*	1,302	12,955

Element Solutions, Inc.(a)	14,322	246,338

FMC Corp.	3,885	461,926

Investments	Shares	Value

Chemicals – (continued)

Ginkgo Bioworks Holdings, Inc.* (a)	59,705	$162,995

Hawkins, Inc.	558	25,127

HB Fuller Co.(a)	1,674	116,695

Huntsman Corp.(a)	40,145	1,074,280

Ingevity Corp.*	8,928	600,587

Innospec, Inc.	744	74,393

International Flavors & Fragrances, Inc.	6,882	671,752

Intrepid Potash, Inc.* (a)	2,046	92,582

Koppers Holdings, Inc.(a)	1,480	36,941

Kronos Worldwide, Inc.(a)	4,650	44,175

Linde plc(a)	12,950	3,850,682

Livent Corp.* (a)	7,812	246,625

LyondellBasell Industries NV, Class A	8,370	639,886

Mativ Holdings, Inc.(a)	9,341	221,755

Minerals Technologies, Inc.(a)	8,184	450,202

Mosaic Co. (The)	11,532	619,845

NewMarket Corp.	1,295	394,120

Olin Corp.	5,920	313,464

Perimeter Solutions SA* (a)	10,230	81,738

PPG Industries, Inc.	6,510	743,312

Quaker Chemical Corp.(a)	930	151,255

RPM International, Inc.	2,976	281,440

Scotts Miracle-Gro Co. (The)(a)	2,604	119,550

Sensient Technologies Corp.(a)	1,302	93,041

Sherwin-Williams Co. (The)	6,324	1,423,090

Stepan Co.(a)	1,860	194,258

Tredegar Corp.(a)	10,044	109,379

Trinseo plc(a)	7,998	150,522

Tronox Holdings plc	23,436	281,232

Valvoline, Inc.	8,742	256,665

Westlake Corp.(a)	372	35,954
		25,305,036

Commercial Services & Supplies – 0.6%

ABM Industries, Inc.	2,046	91,067

ACCO Brands Corp.	27,528	126,629

ACV Auctions, Inc., Class A* (a)	5,022	45,801

See Accompanying Notes to the Financial Statements.

156	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Commercial Services & Supplies – (continued)

Brady Corp., Class A(a)	1,116	$51,057

BrightView Holdings, Inc.*	7,626	68,024

Brink’s Co. (The)(a)	10,788	643,288

Casella Waste Systems, Inc., Class A* (a)	2,232	182,600

Cimpress plc*	6,324	147,223

Cintas Corp.	2,232	954,292

Clean Harbors, Inc.*	2,035	249,206

Copart, Inc.*	5,920	680,918

CoreCivic, Inc., REIT* (a)	29,016	303,798

Deluxe Corp.(a)	10,416	191,446

Driven Brands Holdings, Inc.* (a)	3,534	113,017

Ennis, Inc.	9,381	211,635

GEO Group, Inc. (The)* (a)	19,425	164,335

Harsco Corp.* (a)	2,976	15,743

Healthcare Services Group, Inc.(a)	5,394	75,300

HNI Corp.	3,720	107,843

IAA, Inc.* (a)	7,812	296,309

Interface, Inc.(a)	8,370	94,665

KAR Auction Services, Inc.* (a)	3,330	48,385

Matthews International Corp., Class A(a)	5,580	149,990

MillerKnoll, Inc.	2,232	47,274

Montrose Environmental Group, Inc.* (a)	186	8,143

MSA Safety, Inc.	2,405	322,847

Pitney Bowes, Inc.	18,786	58,424

Republic Services, Inc.	5,580	740,020

Rollins, Inc.(a)	6,882	289,595

SP Plus Corp.*	4,092	151,527

Steelcase, Inc., Class A	8,184	63,590

Stericycle, Inc.* (a)	5,920	263,914

Tetra Tech, Inc.	1,860	262,781

UniFirst Corp.(a)	1,116	205,355

Viad Corp.* (a)	2,418	90,143

Waste Management, Inc.(a)	10,044	1,590,668
		9,106,852

Investments	Shares	Value

Communications Equipment – 0.8%

ADTRAN Holdings, Inc.(a)	4,092	$91,906

Arista Networks, Inc.* (a)	5,920	715,491

Calix, Inc.* (a)	3,906	287,638

Cambium Networks Corp.* (a)	558	10,797

Casa Systems, Inc.* (a)	4,836	15,233

Ciena Corp.* (a)	3,906	187,097

Cisco Systems, Inc.	137,637	6,252,849

CommScope Holding Co., Inc.* (a)	46,313	613,184

Comtech Telecommunications Corp.(a)	4,836	53,438

Digi International, Inc.* (a)	3,720	150,028

Extreme Networks, Inc.*	12,462	223,568

F5, Inc.* (a)	1,488	212,650

Harmonic, Inc.* (a)	2,790	43,106

Infinera Corp.* (a)	7,254	40,695

Juniper Networks, Inc.	12,834	392,720

Lumentum Holdings, Inc.* (a)	2,775	206,599

Motorola Solutions, Inc.	4,650	1,161,152

NETGEAR, Inc.*	7,626	149,851

NetScout Systems, Inc.*	5,824	209,198

Ribbon Communications, Inc.* (a)	28,458	75,414

Viasat, Inc.* (a)	3,348	137,134

Viavi Solutions, Inc.* (a)	7,215	108,947
		11,338,695

Construction & Engineering – 0.4%

AECOM(a)	4,705	354,192

Ameresco, Inc., Class A*	1,302	78,745

API Group Corp.* (a)	6,105	100,671

Arcosa, Inc.(a)	1,488	95,530

Argan, Inc.(a)	1,860	64,486

Comfort Systems USA, Inc.(a)	2,604	321,021

Construction Partners, Inc., Class A* (a)	930	28,960

Dycom Industries, Inc.*	1,488	175,852

EMCOR Group, Inc.	3,145	443,760

Fluor Corp.* (a)	6,324	191,364

Granite Construction, Inc.(a)	3,720	125,476

Great Lakes Dredge & Dock Corp.*	8,556	64,683

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	157

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

IES Holdings, Inc.* (a)	2,604	$86,036

MasTec, Inc.* (a)	12,143	935,982

MDU Resources Group, Inc.	45,941	1,308,400

MYR Group, Inc.*	1,674	146,492

NV5 Global, Inc.* (a)	185	26,816

Primoris Services Corp.	11,346	229,076

Quanta Services, Inc.(a)	4,255	604,380

Sterling Infrastructure, Inc.* (a)	6,510	175,705

Tutor Perini Corp.*	3,534	26,222

Valmont Industries, Inc.	925	295,279

WillScot Mobile Mini Holdings Corp.* (a)	7,415	315,360
		6,194,488

Construction Materials – 0.1%

Eagle Materials, Inc.(a)	1,860	227,497

Martin Marietta Materials, Inc.	1,674	562,430

Summit Materials, Inc., Class A* (a)	5,394	142,132

Vulcan Materials Co.	3,348	548,068
		1,480,127

Consumer Finance – 0.8%

Ally Financial, Inc.	12,395	341,606

American Express Co.	16,280	2,416,766

Atlanticus Holdings Corp.* (a)	558	15,936

Bread Financial Holdings, Inc.	9,250	334,017

Capital One Financial Corp.	13,415	1,422,258

Credit Acceptance Corp.* (a)	301	140,152

Curo Group Holdings Corp.(a)	3,906	20,194

Discover Financial Services	8,325	869,630

Encore Capital Group, Inc.* (a)	6,845	348,547

Enova International, Inc.*	7,998	299,845

EZCORP, Inc., Class A* (a)	3,700	35,742

FirstCash Holdings, Inc.	1,488	146,494

Green Dot Corp., Class A*	13,020	247,771

Investments	Shares	Value

Consumer Finance – (continued)

LendingClub Corp.* (a)	23,436	$249,359

LendingTree, Inc.* (a)	558	14,078

Moneylion, Inc.* (a)	18,600	20,832

Navient Corp.(a)	25,296	382,981

Nelnet, Inc., Class A(a)	4,650	414,269

OneMain Holdings, Inc.(a)	25,900	998,704

PROG Holdings, Inc.*	7,812	129,054

Regional Management Corp.	744	25,266

SLM Corp.(a)	61,786	1,025,030

SoFi Technologies, Inc.* (a)	41,663	226,647

Synchrony Financial	15,996	568,818

Upstart Holdings, Inc.* (a)	3,348	77,607

World Acceptance Corp.*	372	30,214
		10,801,817

Containers & Packaging – 0.6%

Amcor plc(a)	52,079	603,075

AptarGroup, Inc.(a)	2,232	221,303

Avery Dennison Corp.	1,860	315,363

Ball Corp.(a)	8,370	413,394

Berry Global Group, Inc.*	5,365	253,872

Crown Holdings, Inc.(a)	4,625	317,229

Graphic Packaging Holding Co.	66,415	1,524,888

Greif, Inc., Class A(a)	6,138	406,397

International Paper Co.	12,276	412,596

Myers Industries, Inc.	186	3,774

O-I Glass, Inc.*	31,434	512,689

Packaging Corp. of America	3,162	380,104

Pactiv Evergreen, Inc.	9,114	99,434

Ranpak Holdings Corp.*	4,278	16,256

Sealed Air Corp.	5,200	247,624

Silgan Holdings, Inc.(a)	18,042	854,469

Sonoco Products Co.(a)	20,905	1,297,782

TriMas Corp.(a)	1,488	34,001

Westrock Co.	9,114	310,423
		8,224,673

Distributors – 0.1%

Funko, Inc., Class A* (a)	4,625	95,506

Genuine Parts Co.	4,650	827,049

LKQ Corp.	10,044	558,848

Pool Corp.	930	282,934
		1,764,337

See Accompanying Notes to the Financial Statements.

158	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Consumer Services – 0.3%

2U, Inc.* (a)	21,762	$134,707

ADT, Inc.(a)	52,823	446,882

Adtalem Global Education, Inc.* (a)	8,325	347,152

American Public Education, Inc.* (a)	2,232	28,592

Bright Horizons Family Solutions, Inc.*	1,302	85,047

Chegg, Inc.* (a)	7,812	168,505

Coursera, Inc.* (a)	9,858	127,070

Duolingo, Inc.*	1,302	106,556

Frontdoor, Inc.*	4,650	102,579

Graham Holdings Co., Class B(a)	930	580,199

Grand Canyon Education, Inc.*	1,295	130,316

H&R Block, Inc.(a)	37,555	1,545,388

Laureate Education, Inc., Class A	9,990	126,274

OneSpaWorld Holdings Ltd.* (a)	9,486	86,038

Perdoceo Education Corp.* (a)	13,020	148,819

PowerSchool Holdings, Inc., Class A* (a)	2,232	44,640

Service Corp. International(a)	4,836	293,110

Strategic Education, Inc.(a)	1,860	128,340

Stride, Inc.* (a)	4,034	135,179

Udemy, Inc.* (a)	1,488	21,650

Vivint Smart Home, Inc.*	3,906	29,881

WW International, Inc.* (a)	13,950	63,054
		4,879,978

Diversified Financial Services – 1.4%

A-Mark Precious Metals, Inc.(a)	2,976	90,500

Apollo Global Management, Inc.	13,020	720,787

Berkshire Hathaway, Inc., Class B*	59,705	17,618,348

Cannae Holdings, Inc.*	930	21,539

Compass Diversified Holdings	3,534	75,204

Investments	Shares	Value

Diversified Financial Services – (continued)

Equitable Holdings, Inc.	13,875	$424,853

Jackson Financial, Inc., Class A(a)	11,470	439,989

Voya Financial, Inc.(a)	4,440	303,518
		19,694,738

Diversified Telecommunication Services – 0.8%

Anterix, Inc.*	186	7,133

AT&T, Inc.	239,190	4,360,434

ATN International, Inc.(a)	740	31,909

Bandwidth, Inc., Class A* (a)	186	2,208

Cogent Communications Holdings, Inc.	930	48,834

Consolidated Communications Holdings, Inc.* (a)	14,136	73,083

Globalstar, Inc.* (a)	22,134	48,031

IDT Corp., Class B*	3,348	87,249

Iridium Communications, Inc.* (a)	7,440	383,383

Liberty Latin America Ltd., Class A*	8,928	69,460

Liberty Latin America Ltd., Class C*	44,030	342,993

Lumen Technologies, Inc.(a)	27,528	202,606

Radius Global Infrastructure, Inc.* (a)	5,580	52,173

Verizon Communications, Inc.	136,900	5,115,953
		10,825,449

Electric Utilities – 1.5%

ALLETE, Inc.(a)	1,850	104,099

Alliant Energy Corp.(a)	7,812	407,552

American Electric Power Co., Inc.	16,368	1,439,075

Avangrid, Inc.	1,674	68,098

Constellation Energy Corp.(a)	7,770	734,576

Duke Energy Corp.	24,738	2,305,087

Edison International	11,655	699,766

Entergy Corp.	6,105	654,090

Evergy, Inc.	6,475	395,817

Eversource Energy	9,486	723,592

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	159

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Exelon Corp.	31,806	$1,227,394

FirstEnergy Corp.	18,228	687,378

Hawaiian Electric Industries, Inc.	6,696	254,716

IDACORP, Inc.	2,976	311,587

MGE Energy, Inc.	1,116	75,988

NextEra Energy, Inc.	51,521	3,992,878

NRG Energy, Inc.(a)	9,486	421,178

OGE Energy Corp.	8,403	307,802

Otter Tail Corp.	1,295	87,309

PG&E Corp.* (a)	47,730	712,609

Pinnacle West Capital Corp.	3,906	262,522

PNM Resources, Inc.	5,208	242,016

Portland General Electric Co.(a)	21,663	973,535

PPL Corp.	17,205	455,760

Southern Co. (The)	34,967	2,289,639

Xcel Energy, Inc.	15,252	993,058
		20,827,121

Electrical Equipment – 0.8%

Acuity Brands, Inc.(a)	2,220	407,525

AMETEK, Inc.	5,550	719,613

Array Technologies, Inc.* (a)	31,434	568,955

Atkore, Inc.* (a)	10,224	974,347

Blink Charging Co.* (a)	2,046	30,281

Bloom Energy Corp., Class A* (a)	7,440	139,202

ChargePoint Holdings, Inc.* (a)	10,602	148,216

Eaton Corp. plc	10,602	1,591,042

Emerson Electric Co.	18,600	1,610,760

Encore Wire Corp.(a)	4,278	588,610

EnerSys(a)	1,116	73,980

Enovix Corp.* (a)	24,180	456,277

Fluence Energy, Inc.* (a)	7,254	108,302

FuelCell Energy, Inc.* (a)	19,716	61,514

Generac Holdings, Inc.*	1,674	194,033

GrafTech International Ltd.	40,547	206,384

Hubbell, Inc.(a)	1,302	309,199

nVent Electric plc(a)	10,602	386,973

Plug Power, Inc.* (a)	16,368	261,561

Investments	Shares	Value

Electrical Equipment – (continued)

Regal Rexnord Corp.(a)	2,232	$282,437

Rockwell Automation, Inc.(a)	2,976	759,773

Sensata Technologies Holding plc	6,138	246,809

Shoals Technologies Group, Inc., Class A* (a)	6,324	146,148

Stem, Inc.* (a)	10,788	146,717

SunPower Corp.* (a)	6,510	120,370

Sunrun, Inc.* (a)	47,801	1,076,001

TPI Composites, Inc.* (a)	2,976	29,641

Vertiv Holdings Co.(a)	17,298	247,534

Vicor Corp.*	744	35,541
		11,927,745

Electronic Equipment, Instruments & Components – 1.1%

Advanced Energy Industries, Inc.	1,116	87,773

Aeva Technologies, Inc.* (a)	22,134	44,268

Amphenol Corp., Class A	14,800	1,122,284

Arrow Electronics, Inc.*	2,775	280,997

Avnet, Inc.	21,576	867,139

Badger Meter, Inc.(a)	2,232	251,055

Belden, Inc.	9,858	686,413

Benchmark Electronics, Inc.	8,928	253,466

CDW Corp.	3,348	578,568

Cognex Corp.	4,092	189,173

Coherent Corp.* (a)	5,181	174,119

Corning, Inc.	25,668	825,740

CTS Corp.(a)	930	36,754

ePlus, Inc.* (a)	2,790	135,929

Fabrinet* (a)	2,232	255,341

FARO Technologies, Inc.* (a)	372	10,866

Flex Ltd.*	18,786	367,830

Insight Enterprises, Inc.* (a)	7,786	735,855

IPG Photonics Corp.* (a)	2,604	223,059

Itron, Inc.*	2,046	100,029

Jabil, Inc.	5,735	368,474

Keysight Technologies, Inc.*	4,836	842,189

Kimball Electronics, Inc.* (a)	2,035	42,063

Knowles Corp.* (a)	2,790	38,363

Lightwave Logic, Inc.* (a)	930	7,877

Littelfuse, Inc.(a)	1,302	286,766

Methode Electronics, Inc.	3,700	152,551

See Accompanying Notes to the Financial Statements.

160	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

MicroVision, Inc.* (a)	8,370	$30,634

Mirion Technologies, Inc.* (a)	29,388	237,455

National Instruments Corp.(a)	8,742	333,770

nLight, Inc.*	1,116	12,019

Novanta, Inc.*	2,046	289,304

OSI Systems, Inc.*	555	45,610

PAR Technology Corp.* (a)	2,976	85,649

PC Connection, Inc.(a)	186	9,884

Plexus Corp.*	740	72,816

Sanmina Corp.*	14,644	820,796

ScanSource, Inc.*	4,278	132,532

TD SYNNEX Corp.(a)	744	68,083

TE Connectivity Ltd.	10,788	1,318,617

Teledyne Technologies, Inc.*	1,302	518,170

Trimble, Inc.*	6,696	402,831

TTM Technologies, Inc.*	22,506	344,567

Velodyne Lidar, Inc.* (a)	372	367

Vishay Intertechnology, Inc.(a)	27,528	575,611

Vontier Corp.	4,995	95,405

Zebra Technologies Corp., Class A*	1,665	471,561
		14,830,622

Energy Equipment & Services – 0.5%

Archrock, Inc.(a)	13,950	104,765

Baker Hughes Co.	24,552	679,108

Cactus, Inc., Class A(a)	4,650	240,498

ChampionX Corp.	13,764	393,926

Core Laboratories NV(a)	2,418	47,054

Dril-Quip, Inc.* (a)	186	4,628

Halliburton Co.	21,645	788,311

Helix Energy Solutions Group, Inc.* (a)	41,291	289,037

Helmerich & Payne, Inc.(a)	7,030	348,055

Liberty Energy, Inc., Class A*	8,184	138,391

Nabors Industries Ltd.* (a)	925	161,023

NexTier Oilfield Solutions, Inc.*	15,910	160,373

Noble Corp. plc* (a)	5,732	206,581

Investments	Shares	Value

Energy Equipment & Services – (continued)

NOV, Inc.(a)	24,790	$555,296

Oceaneering International, Inc.*	10,974	153,526

Oil States International, Inc.* (a)	558	3,610

Patterson-UTI Energy, Inc.(a)	7,030	124,080

ProPetro Holding Corp.*	12,210	144,566

RPC, Inc.(a)	13,320	148,252

Schlumberger NV(a)	35,705	1,857,731

Select Energy Services, Inc., Class A*	13,505	130,323

Transocean Ltd.* (a)	125,985	463,625

US Silica Holdings, Inc.*	5,766	82,973

Weatherford International plc*	14,322	596,941
		7,822,673

Entertainment – 1.1%

Activision Blizzard, Inc.	18,315	1,333,332

AMC Entertainment Holdings, Inc., Class A* (a)	10,044	66,893

Cinemark Holdings, Inc.* (a)	3,720	39,469

Electronic Arts, Inc.	6,660	838,894

IMAX Corp.*	2,046	26,046

Liberty Media Corp-Liberty Formula One, Class A*	1,860	96,757

Liberty Media Corp-Liberty Formula One, Class C*	5,766	332,871

Lions Gate Entertainment Corp., Class A* (a)	10,070	81,164

Lions Gate Entertainment Corp., Class B*	13,964	105,987

Live Nation Entertainment, Inc.* (a)	3,534	281,342

Madison Square Garden Entertainment Corp.* (a)	1,860	91,196

Madison Square Garden Sports Corp., Class A	555	86,919

Marcus Corp. (The)(a)	1,110	16,694

Netflix, Inc.*	14,880	4,343,174

Playtika Holding Corp.*	3,720	35,154

Roku, Inc.* (a)	3,162	175,618

Skillz, Inc.* (a)	83,512	86,017

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	161

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Entertainment – (continued)

Take-Two Interactive Software, Inc.*	3,906	$462,783

Walt Disney Co. (The)*	48,545	5,171,984

Warner Bros Discovery, Inc.* (a)	72,724	945,412

Warner Music Group Corp., Class A(a)	6,510	169,390

World Wrestling Entertainment, Inc., Class A(a)	1,302	102,715
		14,889,811

Equity Real Estate Investment Trusts (REITs) – 2.8%

Acadia Realty Trust	4,092	57,165

Agree Realty Corp.(a)	5,208	357,790

Alexander & Baldwin, Inc.	3,162	61,596

Alexander’s, Inc.(a)	186	43,690

Alexandria Real Estate Equities, Inc.(a)	3,515	510,730

American Assets Trust, Inc.	185	5,084

American Homes 4 Rent, Class A(a)	6,696	213,870

American Tower Corp.	12,276	2,543,464

Americold Realty Trust, Inc.(a)	9,858	239,056

Apartment Income REIT Corp.	2,405	92,424

Apple Hospitality REIT, Inc.	6,845	117,186

Armada Hoffler Properties, Inc.	1,674	19,569

AvalonBay Communities, Inc.	4,070	712,738

Boston Properties, Inc.	3,534	256,922

Braemar Hotels & Resorts, Inc.(a)	372	1,834

Brixmor Property Group, Inc.(a)	11,346	241,783

Broadstone Net Lease, Inc.(a)	10,044	172,154

Camden Property Trust	2,418	279,400

CareTrust REIT, Inc.	7,812	145,928

Centerspace	1,488	103,118

Chatham Lodging Trust* (a)	7,626	98,909

City Office REIT, Inc.	6,510	69,136

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Community Healthcare Trust, Inc.(a)	1,302	$45,049

Corporate Office Properties Trust(a)	3,145	83,814

Cousins Properties, Inc.(a)	10,788	256,323

Crown Castle, Inc.	11,718	1,561,541

CubeSmart	7,254	303,725

DiamondRock Hospitality Co.	19,151	178,870

Digital Realty Trust, Inc.	7,030	704,757

Douglas Emmett, Inc.(a)	12,648	222,478

Easterly Government Properties, Inc.(a)	925	16,086

EastGroup Properties, Inc.	1,589	248,980

Elme Communities(a)	6,882	131,377

Empire State Realty Trust, Inc., Class A(a)	10,044	74,024

EPR Properties	5,580	215,388

Equinix, Inc.	2,418	1,369,652

Equity Commonwealth(a)	6,324	165,436

Equity LifeStyle Properties, Inc.	4,836	309,311

Equity Residential	9,858	621,251

Essential Properties Realty Trust, Inc.	8,742	188,128

Essex Property Trust, Inc.	2,035	452,258

Extra Space Storage, Inc.	3,348	594,069

Federal Realty Investment Trust	1,860	184,103

First Industrial Realty Trust, Inc.	7,812	372,086

Four Corners Property Trust, Inc.(a)	1,674	42,888

Gaming and Leisure Properties, Inc.	7,254	363,570

Getty Realty Corp.(a)	186	5,857

Healthcare Realty Trust, Inc.(a)	20,274	412,170

Healthpeak Properties, Inc.	17,020	403,885

Hersha Hospitality Trust, Class A(a)	186	1,702

Highwoods Properties, Inc.	3,330	94,006

Host Hotels & Resorts, Inc.	17,670	333,610

Hudson Pacific Properties, Inc.(a)	4,440	49,018

See Accompanying Notes to the Financial Statements.

162	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Independence Realty Trust, Inc.	9,300	$155,868

Industrial Logistics Properties Trust	4,464	20,892

Innovative Industrial Properties, Inc.	1,860	201,066

InvenTrust Properties Corp.(a)	2,976	74,995

Invitation Homes, Inc.	14,136	447,970

Iron Mountain, Inc.(a)	7,440	372,521

iStar, Inc.	19,716	206,624

JBG SMITH Properties	6,510	128,117

Kilroy Realty Corp.(a)	1,295	55,348

Kimco Realty Corp.	19,716	421,528

Kite Realty Group Trust(a)	7,955	156,236

Lamar Advertising Co., Class A(a)	2,976	274,476

Life Storage, Inc.	2,790	308,602

LTC Properties, Inc.(a)	3,700	143,079

LXP Industrial Trust(a)	17,298	167,445

Macerich Co. (The)	7,440	82,807

Medical Properties Trust, Inc.(a)	24,366	278,991

Mid-America Apartment Communities, Inc.(a)	2,976	468,571

National Health Investors, Inc.(a)	2,604	147,647

National Retail Properties, Inc.	3,162	132,899

National Storage Affiliates Trust(a)	5,580	238,043

Necessity Retail REIT, Inc. (The)(a)	26,226	179,386

NETSTREIT Corp.(a)	6,308	118,717

NexPoint Residential Trust, Inc.	186	8,482

Office Properties Income Trust(a)	6,845	104,728

Omega Healthcare Investors, Inc.(a)	14,743	468,533

Outfront Media, Inc.(a)	4,070	73,464

Park Hotels & Resorts, Inc.	16,962	221,863

Pebblebrook Hotel Trust(a)	9,486	152,155

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Phillips Edison & Co., Inc.(a)	6,324	$190,605

Physicians Realty Trust(a)	7,585	114,230

Piedmont Office Realty Trust, Inc., Class A	740	7,733

Plymouth Industrial REIT, Inc.	4,464	82,316

PotlatchDeltic Corp.	16,650	740,758

Prologis, Inc.	24,938	2,761,884

Public Storage	4,092	1,267,497

Rayonier, Inc.(a)	8,928	300,874

Realty Income Corp.(a)	17,298	1,077,146

Regency Centers Corp.(a)	2,976	180,078

Retail Opportunity Investments Corp.	4,092	59,252

Rexford Industrial Realty, Inc.(a)	5,022	277,616

RLJ Lodging Trust	2,790	33,954

RPT Realty	9,300	86,490

Ryman Hospitality Properties, Inc.	3,534	314,243

Sabra Health Care REIT, Inc.(a)	46,990	641,883

Safehold, Inc.(a)	2,775	81,169

SBA Communications Corp.	2,790	753,021

Service Properties Trust	6,324	51,288

Simon Property Group, Inc.	9,114	993,244

SITE Centers Corp.(a)	5,394	66,778

SL Green Realty Corp.(a)	2,790	110,707

Spirit Realty Capital, Inc.(a)	8,556	332,229

STAG Industrial, Inc.	11,840	374,026

STORE Capital Corp.	4,650	147,870

Summit Hotel Properties, Inc.(a)	29,946	258,733

Sun Communities, Inc.	3,534	476,560

Sunstone Hotel Investors, Inc.(a)	9,300	103,695

Tanger Factory Outlet Centers, Inc.(a)	9,486	170,843

Terreno Realty Corp.(a)	4,278	244,445

UDR, Inc.	6,475	257,446

UMH Properties, Inc.(a)	6,640	116,466

Uniti Group, Inc.(a)	14,880	115,469

Universal Health Realty Income Trust(a)	1,480	72,032

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	163

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Urban Edge Properties	5,022	$70,911

Urstadt Biddle Properties, Inc., Class A(a)	5,394	101,084

Ventas, Inc.	9,672	378,465

VICI Properties, Inc.	31,248	1,000,561

Vornado Realty Trust(a)	3,906	92,143

Welltower, Inc.(a)	11,904	726,620

Weyerhaeuser Co.	17,390	537,873

Whitestone REIT	12,276	115,517

WP Carey, Inc.	5,208	397,370

Xenia Hotels & Resorts, Inc.	10,441	178,332
		38,621,467

Food & Staples Retailing – 1.3%

Albertsons Cos., Inc., Class A	2,775	56,915

Andersons, Inc. (The)(a)	2,790	98,403

BJ’s Wholesale Club Holdings, Inc.*	4,545	351,783

Casey’s General Stores, Inc.(a)	1,665	387,462

Chefs’ Warehouse, Inc. (The)* (a)	3,885	142,308

Costco Wholesale Corp.	11,718	5,876,577

Fresh Market, Inc. (The)* (d)	319	177

Grocery Outlet Holding Corp.* (a)	3,162	109,310

Ingles Markets, Inc., Class A(a)	1,586	149,671

Kroger Co. (The)	22,940	1,084,833

Performance Food Group Co.*	3,534	183,909

PriceSmart, Inc.	372	23,797

SpartanNash Co.(a)	4,285	153,017

Sprouts Farmers Market, Inc.* (a)	26,825	791,338

Sysco Corp.(a)	13,392	1,159,212

United Natural Foods, Inc.*	14,800	627,668

US Foods Holding Corp.* (a)	7,770	231,235

Walgreens Boots Alliance, Inc.(a)	21,576	787,524

Walmart, Inc.	37,185	5,292,541

Weis Markets, Inc.(a)	1,811	169,636
		17,677,316

Investments	Shares	Value

Food Products – 1.2%

Archer-Daniels-Midland Co.(a)	18,972	$1,839,905

B&G Foods, Inc.(a)	5,952	97,494

Beyond Meat, Inc.* (a)	3,534	55,484

Bunge Ltd.	4,255	419,969

Calavo Growers, Inc.(a)	186	6,434

Cal-Maine Foods, Inc.(a)	740	41,817

Campbell Soup Co.(a)	6,510	344,444

Conagra Brands, Inc.(a)	16,368	600,706

Darling Ingredients, Inc.*	4,836	379,529

Flowers Foods, Inc.	12,276	352,444

Freshpet, Inc.* (a)	2,418	142,541

General Mills, Inc.(a)	20,535	1,675,245

Hain Celestial Group, Inc. (The)*	2,790	52,201

Hershey Co. (The)	3,720	888,224

Hormel Foods Corp.(a)	8,370	388,787

Hostess Brands, Inc.* (a)	4,255	112,672

Ingredion, Inc.	15,066	1,342,682

J & J Snack Foods Corp.(a)	1,302	192,188

J M Smucker Co. (The)	3,906	588,478

John B Sanfilippo & Son, Inc.(a)	1,480	123,447

Kellogg Co.	8,184	628,695

Kraft Heinz Co. (The)	24,235	932,320

Lamb Weston Holdings, Inc.	3,906	336,775

Lancaster Colony Corp.(a)	1,480	266,814

McCormick & Co., Inc. (Non-Voting)(a)	7,440	585,082

Mondelez International, Inc., Class A	37,555	2,308,881

Pilgrim’s Pride Corp.*	9,300	214,365

Post Holdings, Inc.* (a)	3,348	302,726

Seaboard Corp.	62	232,276

Simply Good Foods Co. (The)*	2,604	99,733

Tattooed Chef, Inc.* (a)	10,230	48,593

Tootsie Roll Industries, Inc.(a)	3,162	127,713

TreeHouse Foods, Inc.* (a)	1,110	55,766

Tyson Foods, Inc., Class A	8,556	584,803

Utz Brands, Inc.(a)	7,998	129,648

Vital Farms, Inc.* (a)	1,860	24,626
		16,523,507

See Accompanying Notes to the Financial Statements.

164	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Gas Utilities – 0.3%

Atmos Energy Corp.(a)	3,348	$356,729

Chesapeake Utilities Corp.(a)	558	69,404

National Fuel Gas Co.	21,645	1,460,821

New Jersey Resources Corp.(a)	6,762	301,856

Northwest Natural Holding Co.(a)	2,790	134,171

ONE Gas, Inc.	3,720	288,226

South Jersey Industries, Inc.(a)	8,673	300,693

Southwest Gas Holdings, Inc.(a)	2,418	176,683

Spire, Inc.(a)	12,950	904,039

UGI Corp.	7,812	275,998
		4,268,620

Health Care Equipment & Supplies – 2.3%

Abbott Laboratories	45,695	4,521,063

ABIOMED, Inc.*	1,116	281,321

Align Technology, Inc.*	2,232	433,678

Alphatec Holdings, Inc.* (a)	186	1,905

AngioDynamics, Inc.*	558	7,862

Artivion, Inc.* (a)	2,976	33,212

AtriCure, Inc.* (a)	4,070	171,428

Atrion Corp.	186	111,658

Avanos Medical, Inc.*	1,116	24,719

Axonics, Inc.*	2,976	217,665

Baxter International, Inc.	12,210	663,614

Becton Dickinson and Co.	7,770	1,833,487

BioLife Solutions, Inc.* (a)	1,860	43,747

Bioventus, Inc., Class A* (a)	2,790	22,711

Boston Scientific Corp.*	39,590	1,706,725

Cardiovascular Systems, Inc.*	186	2,686

CONMED Corp.(a)	930	74,149

Cooper Cos., Inc. (The)(a)	1,302	355,954

Dentsply Sirona, Inc.	5,580	171,976

Dexcom, Inc.*	10,416	1,258,044

Edwards Lifesciences Corp.*	15,996	1,158,590

Embecta Corp.(a)	14,322	442,836

Enovis Corp.* (a)	2,604	128,784

Envista Holdings Corp.* (a)	6,696	221,035

Investments	Shares	Value

Health Care Equipment & Supplies – (continued)

Establishment Labs Holdings, Inc.* (a)	1,488	$83,908

Figs, Inc., Class A* (a)	1,674	12,354

Glaukos Corp.* (a)	2,604	146,006

Globus Medical, Inc., Class A* (a)	4,464	299,088

Haemonetics Corp.* (a)	2,976	252,811

Heska Corp.* (a)	372	26,695

Hologic, Inc.* (a)	8,370	567,486

ICU Medical, Inc.* (a)	1,302	193,230

IDEXX Laboratories, Inc.*	2,418	869,706

Inari Medical, Inc.* (a)	2,046	157,399

Inogen, Inc.*	1,302	29,503

Inspire Medical Systems, Inc.* (a)	1,488	290,086

Insulet Corp.* (a)	1,674	433,248

Integer Holdings Corp.* (a)	930	57,967

Integra LifeSciences Holdings Corp.*	4,092	205,623

Intuitive Surgical, Inc.*	9,065	2,234,251

iRhythm Technologies, Inc.*	1,488	189,705

Lantheus Holdings, Inc.*	4,527	334,953

LeMaitre Vascular, Inc.(a)	186	8,072

LivaNova plc*	3,162	148,930

Masimo Corp.*	2,976	391,642

Medtronic plc	34,410	3,005,369

Merit Medical Systems, Inc.*	1,850	127,225

Mesa Laboratories, Inc.(a)	744	98,364

Neogen Corp.* (a)	15,910	210,012

Nevro Corp.*	2,046	78,444

Novocure Ltd.* (a)	2,604	183,999

NuVasive, Inc.*	2,976	131,331

Omnicell, Inc.* (a)	2,418	186,960

OraSure Technologies, Inc.*	186	811

Orthofix Medical, Inc.*	740	11,884

Outset Medical, Inc.* (a)	2,604	40,466

Penumbra, Inc.* (a)	2,405	412,385

PROCEPT BioRobotics Corp.* (a)	1,860	84,500

QuidelOrtho Corp.*	11,346	1,019,098

ResMed, Inc.	3,720	832,127

Senseonics Holdings, Inc.* (a)	558	658

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	165

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – (continued)

Shockwave Medical, Inc.*	2,046	$599,785

SI-BONE, Inc.* (a)	2,976	57,853

Silk Road Medical, Inc.*	2,790	122,983

STAAR Surgical Co.* (a)	2,232	158,182

STERIS plc(a)	2,976	513,598

Stryker Corp.	8,695	1,993,242

Surmodics, Inc.*	186	6,350

Tandem Diabetes Care, Inc.* (a)	4,092	229,766

Teleflex, Inc.	1,488	319,265

TransMedics Group, Inc.* (a)	1,488	71,751

Treace Medical Concepts, Inc.* (a)	2,604	63,746

ViewRay, Inc.* (a)	7,068	30,322

Zimmer Biomet Holdings, Inc.	6,138	695,742

Zimvie, Inc.*	5,952	52,199
		32,159,929

Health Care Providers & Services – 3.4%

1Life Healthcare, Inc.*	39,035	667,498

Acadia Healthcare Co., Inc.* (a)	5,735	466,256

Accolade, Inc.* (a)	19,425	209,402

AdaptHealth Corp.* (a)	16,465	375,402

Addus HomeCare Corp.* (a)	1,110	113,686

Agiliti, Inc.* (a)	372	6,499

agilon health, Inc.* (a)	5,920	117,512

Alignment Healthcare, Inc.*	21,090	279,232

Amedisys, Inc.*	1,674	163,366

AmerisourceBergen Corp.(a)	5,394	848,045

AMN Healthcare Services, Inc.* (a)	10,044	1,260,522

Apollo Medical Holdings, Inc.* (a)	744	26,382

Aveanna Healthcare Holdings, Inc.* (a)	5,952	8,273

Brookdale Senior Living, Inc.*	54,125	241,939

Cano Health, Inc.* (a)	15,624	55,934

Cardinal Health, Inc.(a)	9,858	748,222

Castle Biosciences, Inc.* (a)	2,232	56,961

Centene Corp.*	19,610	1,669,399

Investments	Shares	Value

Health Care Providers & Services – (continued)

Chemed Corp.	372	$173,676

Cigna Corp.	10,360	3,346,902

Clover Health Investments Corp.* (a)	84,256	133,124

Community Health Systems, Inc.* (a)	26,970	77,404

Cross Country Healthcare, Inc.* (a)	7,998	296,646

CVS Health Corp.	42,593	4,033,557

DaVita, Inc.* (a)	2,590	189,096

Elevance Health, Inc.	7,998	4,373,066

Encompass Health Corp.(a)	3,885	211,499

Ensign Group, Inc. (The)(a)	2,035	182,702

Fulgent Genetics, Inc.* (a)	4,278	169,537

Guardant Health, Inc.* (a)	6,138	303,831

HCA Healthcare, Inc.	7,400	1,609,278

HealthEquity, Inc.*	4,092	318,808

Henry Schein, Inc.*	4,650	318,339

Humana, Inc.	4,092	2,283,663

Innovage Holding Corp.* (a)	186	1,151

Invitae Corp.* (a)	70,115	180,897

Joint Corp. (The)*	186	3,073

Laboratory Corp. of America Holdings(a)	3,162	701,521

McKesson Corp.	4,995	1,944,903

ModivCare, Inc.*	372	36,173

Molina Healthcare, Inc.*	2,046	734,228

National HealthCare Corp.(a)	2,046	124,642

National Research Corp.(a)	2,418	98,485

Oak Street Health, Inc.* (a)	4,625	93,564

OPKO Health, Inc.*	90,208	171,395

Option Care Health, Inc.*	10,044	303,931

Owens & Minor, Inc.(a)	17,298	294,066

Patterson Cos., Inc.(a)	20,274	526,516

Pediatrix Medical Group, Inc.* (a)	4,464	86,602

PetIQ, Inc.*	2,418	19,876

Premier, Inc., Class A	24,605	858,222

Privia Health Group, Inc.* (a)	2,590	86,713

Progyny, Inc.*	3,348	148,886

Quest Diagnostics, Inc.	4,278	614,535

R1 RCM, Inc.* (a)	4,278	75,549

See Accompanying Notes to the Financial Statements.

166	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

RadNet, Inc.*	1,116	$21,338

Select Medical Holdings Corp.(a)	20,535	527,339

Signify Health, Inc., Class A* (a)	3,700	108,151

Surgery Partners, Inc.* (a)	3,534	96,089

Tenet Healthcare Corp.*	4,740	210,266

UnitedHealth Group, Inc.	24,975	13,864,871

Universal Health Services, Inc., Class B	1,480	171,488

US Physical Therapy, Inc.(a)	186	16,517
		47,456,645

Health Care Technology – 0.1%

Allscripts Healthcare Solutions, Inc.* (a)	10,267	150,925

American Well Corp., Class A* (a)	17,484	71,510

Certara, Inc.*	6,324	77,342

Computer Programs & Systems, Inc.* (a)	3,348	108,140

Doximity, Inc., Class A* (a)	7,955	210,569

Evolent Health, Inc., Class A* (a)	6,290	200,085

HealthStream, Inc.*	186	4,594

Multiplan Corp.* (a)	13,392	38,435

NextGen Healthcare, Inc.*	558	11,182

OptimizeRx Corp.*	558	8,602

Phreesia, Inc.* (a)	4,995	136,463

Schrodinger, Inc.* (a)	3,348	80,252

Simulations Plus, Inc.(a)	930	38,595

Teladoc Health, Inc.* (a)	9,858	292,191

Veeva Systems, Inc., Class A*	3,906	655,974
		2,084,859

Hotels, Restaurants & Leisure – 2.1%

Airbnb, Inc., Class A* (a)	10,416	1,113,575

Aramark	6,324	230,826

BJ’s Restaurants, Inc.* (a)	2,232	73,321

Bloomin’ Brands, Inc.(a)	18,786	451,052

Booking Holdings, Inc.*	1,053	1,968,562

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Boyd Gaming Corp.	4,278	$247,097

Brinker International, Inc.* (a)	8,325	277,972

Caesars Entertainment, Inc.* (a)	6,510	284,682

Carnival Corp.* (a)	35,897	325,227

Cheesecake Factory, Inc. (The)(a)	11,160	399,640

Chipotle Mexican Grill, Inc.* (a)	744	1,114,758

Choice Hotels International, Inc.(a)	1,116	144,901

Churchill Downs, Inc.	930	193,356

Cracker Barrel Old Country Store, Inc.(a)	4,440	507,137

Darden Restaurants, Inc.	2,976	425,985

Dave & Buster’s Entertainment, Inc.* (a)	4,070	162,189

Denny’s Corp.*	1,674	18,966

Dine Brands Global, Inc.(a)	2,590	186,713

Domino’s Pizza, Inc.	1,116	370,780

DraftKings, Inc., Class A* (a)	23,064	364,411

El Pollo Loco Holdings, Inc.(a)	3,720	37,349

Everi Holdings, Inc.*	8,370	158,863

Expedia Group, Inc.*	3,906	365,094

F45 Training Holdings, Inc.* (a)	1,302	4,349

First Watch Restaurant Group, Inc.* (a)	1,302	22,199

Hilton Grand Vacations, Inc.*	19,530	766,357

Hilton Worldwide Holdings, Inc.	6,882	930,859

Hyatt Hotels Corp., Class A* (a)	10,974	1,033,861

Jack in the Box, Inc.(a)	372	32,822

Las Vegas Sands Corp.* (a)	9,300	353,493

Life Time Group Holdings, Inc.* (a)	9,114	95,606

Light & Wonder, Inc.*	3,515	197,332

Marriott International, Inc., Class A	7,254	1,161,438

Marriott Vacations Worldwide Corp.	2,604	384,767

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	167

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

McDonald’s Corp.	19,716	$5,375,765

Membership Collective Group, Inc., Class A* (a)	6,324	28,964

MGM Resorts International	10,742	382,093

Norwegian Cruise Line Holdings Ltd.* (a)	11,100	187,479

Papa John’s International, Inc.(a)	2,232	162,110

Penn Entertainment, Inc.* (a)	37,943	1,255,913

Planet Fitness, Inc., Class A*	5,208	341,020

Portillo’s, Inc., Class A*	1,674	35,891

Red Rock Resorts, Inc., Class A(a)	2,232	92,963

Royal Caribbean Cruises Ltd.* (a)	4,650	248,217

Rush Street Interactive, Inc.* (a)	12,648	52,489

Ruth’s Hospitality Group, Inc.(a)	5,580	115,952

SeaWorld Entertainment, Inc.* (a)	3,515	204,432

Shake Shack, Inc., Class A* (a)	2,232	124,032

Six Flags Entertainment Corp.* (a)	5,580	124,434

Starbucks Corp.(a)	29,600	2,563,064

Texas Roadhouse, Inc.	4,255	421,032

Travel + Leisure Co.	17,205	653,446

Vail Resorts, Inc.(a)	1,116	244,549

Wendy’s Co. (The)	12,210	253,724

Wingstop, Inc.(a)	2,046	324,066

Wyndham Hotels & Resorts, Inc.	3,534	268,337

Wynn Resorts Ltd.* (a)	2,405	153,679

Yum! Brands, Inc.	8,140	962,555
		28,981,745

Household Durables – 0.9%

Beazer Homes USA, Inc.*	3,348	37,866

Cavco Industries, Inc.* (a)	186	42,161

Century Communities, Inc.(a)	7,812	347,712

Cricut, Inc., Class A* (a)	744	6,614

Investments	Shares	Value

Household Durables – (continued)

DR Horton, Inc.(a)	10,602	$815,082

Dream Finders Homes, Inc., Class A* (a)	5,580	61,938

Ethan Allen Interiors, Inc.(a)	4,650	118,993

Garmin Ltd.	4,464	393,011

GoPro, Inc., Class A* (a)	28,458	155,096

Green Brick Partners, Inc.* (a)	8,742	202,202

Helen of Troy Ltd.*	1,488	140,795

Installed Building Products, Inc.	744	63,984

iRobot Corp.* (a)	1,488	84,072

KB Home	20,832	600,378

La-Z-Boy, Inc.(a)	8,556	211,932

Leggett & Platt, Inc.(a)	30,690	1,035,788

Lennar Corp., Class A(a)	8,880	716,616

Lennar Corp., Class B	558	36,393

LGI Homes, Inc.* (a)	5,394	496,518

Lovesac Co. (The)* (a)	1,302	31,691

M/I Homes, Inc.*	7,812	324,120

MDC Holdings, Inc.(a)	13,392	407,920

Meritage Homes Corp.*	8,928	679,956

Mohawk Industries, Inc.*	1,674	158,611

Newell Brands, Inc.(a)	12,090	166,963

NVR, Inc.*	104	440,726

PulteGroup, Inc.	9,065	362,509

Skyline Champion Corp.*	1,860	108,271

Sonos, Inc.* (a)	7,812	125,929

Taylor Morrison Home Corp., Class A* (a)	28,305	745,554

Tempur Sealy International, Inc.	40,361	1,085,307

Toll Brothers, Inc.	22,506	969,558

TopBuild Corp.*	1,674	284,814

Traeger, Inc.*	3,348	13,894

Tri Pointe Homes, Inc.* (a)	27,380	458,615

Tupperware Brands Corp.*	12,834	99,207

Universal Electronics, Inc.*	2,790	56,944

Weber, Inc., Class A(a)	2,418	16,104

Whirlpool Corp.(a)	2,232	308,552
		12,412,396

See Accompanying Notes to the Financial Statements.

168	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Products – 1.0%

Central Garden & Pet Co.* (a)	1,674	$69,086

Central Garden & Pet Co., Class A*	10,230	400,402

Church & Dwight Co., Inc.	7,254	537,739

Clorox Co. (The)(a)	3,720	543,269

Colgate-Palmolive Co.	21,830	1,611,927

Energizer Holdings, Inc.(a)	15,252	440,630

Kimberly-Clark Corp.	8,325	1,036,129

Procter & Gamble Co. (The)	63,425	8,541,445

Reynolds Consumer Products, Inc.(a)	370	11,300

Spectrum Brands Holdings, Inc.	3,330	153,646

WD-40 Co.(a)	930	148,949
		13,494,522

Independent Power and Renewable Electricity Producers – 0.1%

AES Corp. (The)(a)	19,344	506,039

Clearway Energy, Inc., Class A	3,534	114,254

Clearway Energy, Inc., Class C	2,418	84,002

Ormat Technologies, Inc.(a)	1,665	150,599

Sunnova Energy International, Inc.* (a)	5,394	100,005

Vistra Corp.	15,857	364,235
		1,319,134

Industrial Conglomerates – 0.6%

3M Co.	17,760	2,234,030

General Electric Co.	28,644	2,228,790

Honeywell International, Inc.	18,228	3,718,877
		8,181,697

Insurance – 3.0%

Aflac, Inc.(a)	20,165	1,312,943

Allstate Corp. (The)	9,435	1,191,169

American Equity Investment Life Holding Co.	18,026	776,560

American Financial Group, Inc.	2,790	404,857

Investments	Shares	Value

Insurance – (continued)

American International Group, Inc.(a)	25,296	$1,441,872

AMERISAFE, Inc.	372	21,729

Aon plc, Class A	5,580	1,570,714

Arch Capital Group Ltd.*	13,690	787,175

Argo Group International Holdings Ltd.(a)	6,882	171,155

Arthur J Gallagher & Co.	5,180	969,074

Assurant, Inc.(a)	2,232	303,240

Assured Guaranty Ltd.	4,642	274,760

Axis Capital Holdings Ltd.	16,740	915,176

Brighthouse Financial, Inc.* (a)	17,390	992,447

Brown & Brown, Inc.	6,138	360,853

BRP Group, Inc., Class A* (a)	1,674	47,458

Chubb Ltd.	14,060	3,021,353

Cincinnati Financial Corp.(a)	4,092	422,785

CNO Financial Group, Inc.	29,789	657,145

Employers Holdings, Inc.(a)	744	32,446

Enstar Group Ltd.*	2,775	556,443

Erie Indemnity Co., Class A	370	95,094

Everest Re Group Ltd.	1,116	360,089

Fidelity National Financial, Inc.	10,788	424,831

First American Financial Corp.(a)	23,622	1,190,549

Genworth Financial, Inc., Class A*	110,667	516,815

Globe Life, Inc.	2,604	300,814

Goosehead Insurance, Inc., Class A* (a)	372	15,442

Hagerty, Inc., Class A* (a)	6,324	57,485

Hanover Insurance Group, Inc. (The)	7,812	1,144,380

Hartford Financial Services Group, Inc. (The)	11,655	843,939

HCI Group, Inc.(a)	1,302	47,705

Horace Mann Educators Corp.	7,812	308,262

Kemper Corp.(a)	13,206	629,530

Kinsale Capital Group, Inc.(a)	1,302	410,351

Lemonade, Inc.* (a)	2,232	54,014

Lincoln National Corp.	6,475	348,808

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	169

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Loews Corp.	7,812	$445,440

Markel Corp.*	370	446,257

Marsh & McLennan Cos., Inc.	13,690	2,210,798

MBIA, Inc.*	6,510	70,048

Mercury General Corp.	6,696	194,184

MetLife, Inc.	23,125	1,692,981

National Western Life Group, Inc., Class A(a)	372	73,663

Old Republic International Corp.(a)	12,462	289,243

Oscar Health, Inc., Class A* (a)	10,416	38,852

Palomar Holdings, Inc.*	1,674	148,919

Primerica, Inc.(a)	1,480	214,156

Principal Financial Group, Inc.(a)	8,621	759,769

ProAssurance Corp.	1,674	37,180

Progressive Corp. (The)	16,095	2,066,598

Prudential Financial, Inc.	12,276	1,291,312

Reinsurance Group of America, Inc.	1,665	245,038

RenaissanceRe Holdings Ltd.(a)	9,435	1,459,406

RLI Corp.	1,480	192,504

Ryan Specialty Holdings, Inc., Class A* (a)	2,775	124,459

Safety Insurance Group, Inc.(a)	1,665	144,772

Selective Insurance Group, Inc.	13,206	1,295,244

SiriusPoint Ltd.*	15,066	96,724

Stewart Information Services Corp.	6,882	268,123

Travelers Cos., Inc. (The)	8,325	1,535,630

Trupanion, Inc.* (a)	2,418	122,036

Universal Insurance Holdings, Inc.(a)	930	9,337

Unum Group(a)	44,215	2,015,762

W R Berkley Corp.	5,022	373,536

White Mountains Insurance Group Ltd.(a)	186	263,404

Investments	Shares	Value

Insurance – (continued)

Willis Towers Watson plc	2,976	$649,393
		41,754,230

Interactive Media & Services – 2.7%

Alphabet, Inc., Class A*	158,175	14,949,119

Alphabet, Inc., Class C*	141,340	13,379,244

Bumble, Inc., Class A* (a)	3,720	94,488

Cargurus, Inc.* (a)	9,065	131,987

Cars.com, Inc.* (a)	8,556	118,757

Eventbrite, Inc., Class A* (a)	5,208	34,217

fuboTV, Inc.* (a)	54,311	198,778

IAC, Inc.*	2,976	144,872

Match Group, Inc.*	8,370	361,584

MediaAlpha, Inc., Class A* (a)	2,604	28,592

Meta Platforms, Inc., Class A*	74,740	6,962,778

Pinterest, Inc., Class A*	15,252	375,199

QuinStreet, Inc.* (a)	1,674	19,100

Shutterstock, Inc.	1,860	93,056

Snap, Inc., Class A*	26,226	259,900

TripAdvisor, Inc.* (a)	6,138	144,980

Vimeo, Inc.*	8,928	33,926

Yelp, Inc.*	1,665	63,953

Ziff Davis, Inc.*	1,480	114,537

ZoomInfo Technologies, Inc., Class A* (a)	6,696	298,173
		37,807,240

Internet & Direct Marketing Retail – 2.0%

Amazon.com, Inc.*	234,210	23,992,472

Chewy, Inc., Class A* (a)	5,580	216,113

ContextLogic, Inc., Class A* (a)	91,882	71,944

DoorDash, Inc., Class A*	7,955	346,281

eBay, Inc.	16,465	655,966

Etsy, Inc.* (a)	2,976	279,476

Groupon, Inc.* (a)	2,790	20,562

Lands’ End, Inc.*	558	5,848

Liquidity Services, Inc.* (a)	558	9,587

MercadoLibre, Inc.*	1,295	1,167,598

Overstock.com, Inc.* (a)	2,046	47,570

PetMed Express, Inc.(a)	1,488	31,724

See Accompanying Notes to the Financial Statements.

170	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – (continued)

Porch Group, Inc.* (a)	27,714	$37,691

Poshmark, Inc., Class A* (a)	2,976	53,151

Quotient Technology, Inc.* (a)	5,394	13,269

Qurate Retail, Inc., Series A	91,760	214,718

RealReal, Inc. (The)* (a)	6,138	10,373

Revolve Group, Inc.* (a)	558	13,392

Stitch Fix, Inc., Class A* (a)	23,436	93,744

Wayfair, Inc., Class A* (a)	4,836	183,381

Xometry, Inc., Class A* (a)	744	44,685
		27,509,545

IT Services – 3.7%

Accenture plc, Class A	16,740	4,752,486

Affirm Holdings, Inc.* (a)	9,672	194,117

Akamai Technologies, Inc.*	3,720	328,588

Automatic Data Processing, Inc.	11,285	2,727,584

AvidXchange Holdings, Inc.*	3,348	30,467

BigCommerce Holdings, Inc., Series 1*	6,324	93,975

Block, Inc., Class A* (a)	14,985	900,149

Broadridge Financial Solutions, Inc.	3,348	502,401

Cantaloupe, Inc.*	2,976	9,970

Cloudflare, Inc., Class A*	6,696	377,119

Cognizant Technology Solutions Corp., Class A	16,368	1,018,908

Concentrix Corp.	555	67,838

Conduent, Inc.*	48,173	198,473

CSG Systems International, Inc.(a)	2,976	192,458

DigitalOcean Holdings, Inc.* (a)	4,810	172,775

DXC Technology Co.*	10,175	292,531

Edgio, Inc.* (a)	3,720	10,007

EPAM Systems, Inc.*	1,480	518,000

Euronet Worldwide, Inc.*	2,418	203,136

EVERTEC, Inc.(a)	1,860	66,607

Evo Payments, Inc., Class A*	1,302	43,864

ExlService Holdings, Inc.*	1,295	235,496

Fastly, Inc., Class A* (a)	5,952	50,532

Investments	Shares	Value

IT Services – (continued)

Fidelity National Information Services, Inc.	20,460	$1,697,975

Fiserv, Inc.*	20,535	2,109,766

FleetCor Technologies, Inc.*	2,046	380,801

Flywire Corp.*	744	16,331

Gartner, Inc.*	2,405	726,118

Genpact Ltd.	3,906	189,441

Global Payments, Inc.	9,114	1,041,366

GoDaddy, Inc., Class A*	4,278	343,951

Grid Dynamics Holdings, Inc.*	372	5,063

International Business Machines Corp.(a)	29,574	4,089,788

International Money Express, Inc.*	2,604	70,386

Jack Henry & Associates, Inc.	2,046	407,277

Kyndryl Holdings, Inc.* (a)	41,849	404,680

Marqeta, Inc., Class A* (a)	20,832	164,156

Mastercard, Inc., Class A	22,385	7,346,309

Maximus, Inc.	3,885	239,588

MongoDB, Inc.* (a)	1,674	306,392

Okta, Inc.*	3,534	198,328

Paya Holdings, Inc.*	186	1,495

Paychex, Inc.	8,370	990,255

Payoneer Global, Inc.* (a)	18,972	147,033

PayPal Holdings, Inc.*	31,248	2,611,708

Perficient, Inc.*	1,116	74,738

Rackspace Technology, Inc.* (a)	15,624	80,464

Repay Holdings Corp.* (a)	6,138	37,380

Sabre Corp.* (a)	78,118	453,865

Shift4 Payments, Inc., Class A* (a)	3,162	145,357

Snowflake, Inc., Class A* (a)	7,770	1,245,531

SolarWinds Corp.*	18,685	174,331

Squarespace, Inc., Class A*	1,860	41,311

SS&C Technologies Holdings, Inc.	5,766	296,488

Switch, Inc., Class A(a)	6,138	208,999

TaskUS, Inc., Class A* (a)	1,116	22,532

Toast, Inc., Class A* (a)	15,624	345,134

TTEC Holdings, Inc.	558	24,814

Tucows, Inc., Class A* (a)	186	8,361

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	171

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – (continued)

Twilio, Inc., Class A*	3,700	$275,169

Unisys Corp.* (a)	13,764	116,994

VeriSign, Inc.*	2,604	521,998

Verra Mobility Corp.* (a)	11,160	190,501

Visa, Inc., Class A(a)	43,523	9,016,225

Western Union Co. (The)(a)	88,906	1,201,120

WEX, Inc.*	1,850	303,659
		51,260,659

Leisure Products – 0.3%

Acushnet Holdings Corp.(a)	1,116	51,972

AMMO, Inc.* (a)	18,786	61,055

Brunswick Corp.	17,298	1,222,450

Hasbro, Inc.	3,162	206,320

Johnson Outdoors, Inc., Class A(a)	186	9,787

Malibu Boats, Inc., Class A*	4,092	216,467

MasterCraft Boat Holdings, Inc.* (a)	740	16,102

Mattel, Inc.* (a)	12,648	239,806

Peloton Interactive, Inc., Class A* (a)	18,972	159,365

Polaris, Inc.(a)	12,025	1,221,740

Smith & Wesson Brands, Inc.	8,370	94,497

Solo Brands, Inc., Class A* (a)	1,674	6,914

Sturm Ruger & Co., Inc.(a)	4,092	229,684

Topgolf Callaway Brands Corp.* (a)	5,208	97,494

Vista Outdoor, Inc.* (a)	11,904	345,692

YETI Holdings, Inc.* (a)	6,324	202,874
		4,382,219

Life Sciences Tools & Services – 1.3%

10X Genomics, Inc., Class A* (a)	6,324	171,886

AbCellera Biologics, Inc.* (a)	14,694	173,830

Absci Corp.* (a)	2,046	6,465

Adaptive Biotechnologies Corp.*	2,418	18,812

Agilent Technologies, Inc.	7,998	1,106,523

Avantor, Inc.*	14,800	298,516

Investments	Shares	Value

Life Sciences Tools & Services – (continued)

Azenta, Inc.(a)	4,650	$206,460

Bionano Genomics, Inc.* (a)	16,182	37,866

Bio-Rad Laboratories, Inc., Class A*	558	196,254

Bio-Techne Corp.	930	275,522

Bruker Corp.(a)	2,604	161,031

Charles River Laboratories International, Inc.*	1,302	276,350

Codexis, Inc.*	5,580	31,360

CryoPort, Inc.* (a)	1,674	46,470

Cytek Biosciences, Inc.* (a)	1,302	20,207

Danaher Corp.	17,020	4,283,423

Illumina, Inc.*	4,464	1,021,453

IQVIA Holdings, Inc.*	4,625	969,724

Maravai LifeSciences Holdings, Inc., Class A* (a)	6,510	108,066

Medpace Holdings, Inc.* (a)	1,116	247,730

Mettler-Toledo International, Inc.*	558	705,831

NanoString Technologies, Inc.*	3,348	35,020

NeoGenomics, Inc.*	3,534	26,876

Pacific Biosciences of California, Inc.* (a)	10,602	89,481

PerkinElmer, Inc.(a)	2,775	370,685

Quanterix Corp.*	2,418	26,767

Repligen Corp.* (a)	1,488	271,545

SomaLogic, Inc.*	22,692	78,741

Sotera Health Co.*	5,208	35,831

Syneos Health, Inc.*	2,046	103,077

Thermo Fisher Scientific, Inc.	10,379	5,334,495

Waters Corp.*	1,674	500,811

West Pharmaceutical Services, Inc.	1,860	427,986
		17,665,094

Machinery – 2.2%

3D Systems Corp.* (a)	5,580	49,271

AGCO Corp.	2,604	323,339

Alamo Group, Inc.	372	56,574

Albany International Corp., Class A(a)	2,232	204,496

Allison Transmission Holdings, Inc.	19,795	836,339

See Accompanying Notes to the Financial Statements.

172	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Altra Industrial Motion Corp.	14,880	$894,883

Astec Industries, Inc.	1,674	73,070

Barnes Group, Inc.	1,488	52,631

Blue Bird Corp.* (a)	3,720	34,112

Caterpillar, Inc.(a)	17,484	3,784,587

Chart Industries, Inc.* (a)	2,232	497,468

CIRCOR International, Inc.*	2,604	53,825

Columbus McKinnon Corp.	558	15,914

Crane Holdings Co.(a)	3,348	335,938

Cummins, Inc.(a)	4,650	1,136,972

Deere & Co.	9,114	3,607,504

Desktop Metal, Inc., Class A* (a)	372	941

Donaldson Co., Inc.	7,626	438,114

Douglas Dynamics, Inc.	372	12,629

Dover Corp.(a)	3,720	486,167

Energy Recovery, Inc.* (a)	185	4,760

Enerpac Tool Group Corp.	5,208	132,335

EnPro Industries, Inc.(a)	1,302	138,663

ESCO Technologies, Inc.	555	47,824

Evoqua Water Technologies Corp.* (a)	5,580	218,624

Federal Signal Corp.	1,860	86,769

Flowserve Corp.(a)	7,440	213,379

Fortive Corp.	8,928	570,499

Franklin Electric Co., Inc.	1,295	106,112

Gates Industrial Corp. plc*	17,670	197,021

Gorman-Rupp Co. (The)	1,674	45,432

Graco, Inc.	5,606	390,066

Greenbrier Cos., Inc. (The)(a)	4,278	151,056

Helios Technologies, Inc.(a)	744	42,177

Hillenbrand, Inc.(a)	17,112	756,008

Hyliion Holdings Corp.* (a)	26,784	76,334

Hyster-Yale Materials Handling, Inc.(a)	2,046	59,661

Ideanomics, Inc.* (a)	930	284

IDEX Corp.	2,405	534,656

Illinois Tool Works, Inc.	7,812	1,668,096

Ingersoll Rand, Inc.	9,300	469,650

ITT, Inc.	4,836	369,422

John Bean Technologies Corp.(a)	1,488	135,706

Investments	Shares	Value

Machinery – (continued)

Kadant, Inc.(a)	372	$66,197

Kennametal, Inc.(a)	5,208	139,106

Lincoln Electric Holdings, Inc.	2,035	288,970

Lindsay Corp.(a)	372	62,980

Manitowoc Co., Inc. (The)*	3,348	30,534

Middleby Corp. (The)* (a)	1,860	260,140

Mueller Industries, Inc.(a)	14,043	879,654

Mueller Water Products, Inc., Class A(a)	5,394	63,110

Nikola Corp.* (a)	29,045	110,081

Nordson Corp.	1,302	292,950

Oshkosh Corp.(a)	15,066	1,325,808

Otis Worldwide Corp.	11,346	801,481

PACCAR, Inc.(a)	10,730	1,038,986

Parker-Hannifin Corp.	3,348	972,996

Pentair plc	4,092	175,751

Proterra, Inc.* (a)	17,856	111,421

Proto Labs, Inc.* (a)	1,488	56,827

RBC Bearings, Inc.* (a)	1,674	424,409

REV Group, Inc.(a)	7,068	97,114

Snap-on, Inc.(a)	1,674	371,712

SPX Technologies, Inc.* (a)	1,488	97,970

Standex International Corp.(a)	186	18,423

Stanley Black & Decker, Inc.	5,208	408,776

Tennant Co.(a)	2,220	129,315

Terex Corp.	14,694	595,695

Timken Co. (The)	14,880	1,060,795

Toro Co. (The)(a)	3,348	352,980

Trinity Industries, Inc.(a)	2,976	84,905

Wabash National Corp.	7,068	153,022

Watts Water Technologies, Inc., Class A(a)	930	136,115

Westinghouse Air Brake Technologies Corp.	5,022	468,452

Xylem, Inc.(a)	5,394	552,507
		30,938,490

Marine – 0.1%

Eagle Bulk Shipping, Inc.(a)	2,418	116,983

Genco Shipping & Trading Ltd.	5,766	77,264

Kirby Corp.*	4,255	296,786

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	173

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Marine – (continued)

Matson, Inc.	9,805	$721,452
		1,212,485

Media – 1.1%

Advantage Solutions, Inc.* (a)	30,132	101,846

Altice USA, Inc., Class A*	51,430	339,952

AMC Networks, Inc., Class A*	3,162	71,177

Cable One, Inc.(a)	132	113,445

Cardlytics, Inc.* (a)	2,232	21,048

Charter Communications, Inc., Class A*	3,515	1,292,184

Clear Channel Outdoor Holdings, Inc.* (a)	101,554	145,222

Comcast Corp., Class A	143,375	4,550,723

DISH Network Corp., Class A* (a)	7,998	119,250

EW Scripps Co. (The), Class A* (a)	14,694	208,508

Fox Corp., Class A	7,998	230,902

Fox Corp., Class B	6,845	186,184

Gannett Co., Inc.* (a)	38,315	55,557

Gray Television, Inc.	22,015	311,512

iHeartMedia, Inc., Class A* (a)	27,528	227,932

Interpublic Group of Cos., Inc. (The)	11,346	337,997

John Wiley & Sons, Inc., Class A(a)	10,788	455,146

Liberty Broadband Corp., Class A*	558	47,609

Liberty Broadband Corp., Class C*	3,906	329,784

Liberty Media Corp-Liberty SiriusXM, Class A* (a)	2,046	86,832

Liberty Media Corp-Liberty SiriusXM, Class C*	4,836	204,031

Magnite, Inc.* (a)	30,132	219,662

New York Times Co. (The), Class A(a)	10,044	290,874

News Corp., Class A	9,672	163,167

News Corp., Class B(a)	3,162	54,165

Investments	Shares	Value

Media – (continued)

Nexstar Media Group, Inc., Class A(a)	9,065	$1,552,834

Omnicom Group, Inc.	7,068	514,197

Paramount Global, Class A(a)	1,116	23,525

Paramount Global, Class B(a)	19,716	361,197

PubMatic, Inc., Class A* (a)	930	16,182

Scholastic Corp.(a)	744	28,376

Sinclair Broadcast Group, Inc., Class A(a)	12,090	215,323

Sirius XM Holdings, Inc.(a)	30,470	184,039

TechTarget, Inc.* (a)	1,116	72,038

TEGNA, Inc.	51,893	1,083,526

Thryv Holdings, Inc.* (a)	4,070	83,272

Trade Desk, Inc. (The), Class A*	11,346	604,061

WideOpenWest, Inc.* (a)	6,696	91,802
		14,995,081

Metals & Mining – 0.7%

Alcoa Corp.	7,254	283,124

Alpha Metallurgical Resources, Inc.	3,534	596,716

Arconic Corp.*	22,692	471,086

ATI, Inc.* (a)	9,250	275,280

Carpenter Technology Corp.(a)	4,440	166,056

Century Aluminum Co.* (a)	10,044	72,417

Cleveland-Cliffs, Inc.* (a)	18,972	246,446

Coeur Mining, Inc.* (a)	6,882	26,014

Commercial Metals Co.(a)	29,143	1,326,007

Compass Minerals International, Inc.	930	36,772

Freeport-McMoRan, Inc.	45,755	1,449,976

Hecla Mining Co.(a)	14,880	68,002

Kaiser Aluminum Corp.(a)	1,302	105,189

Materion Corp.(a)	558	47,826

MP Materials Corp.* (a)	4,278	128,511

Newmont Corp.	24,738	1,046,912

Nucor Corp.(a)	9,114	1,197,397

Piedmont Lithium, Inc.* (a)	3,348	208,313

Reliance Steel & Aluminum Co.	2,418	487,179

See Accompanying Notes to the Financial Statements.

174	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Royal Gold, Inc.	1,480	$140,541

Ryerson Holding Corp.	2,035	68,274

Schnitzer Steel Industries, Inc., Class A	3,515	94,870

Southern Copper Corp.(a)	1,860	87,364

Steel Dynamics, Inc.(a)	6,646	625,056

SunCoke Energy, Inc.(a)	8,928	64,817

TimkenSteel Corp.* (a)	9,300	162,192

United States Steel Corp.(a)	9,300	189,348

Warrior Met Coal, Inc.	9,858	366,126

Worthington Industries, Inc.(a)	8,140	387,138
		10,424,949

Mortgage Real Estate Investment Trusts (REITs) – 0.6%

AGNC Investment Corp.(a)	121,827	1,001,418

Annaly Capital Management, Inc.(a)	11,470	212,769

Apollo Commercial Real Estate Finance, Inc.(a)	31,620	356,041

Arbor Realty Trust, Inc.(a)	37,943	522,475

Ares Commercial Real Estate Corp.(a)	7,030	86,750

ARMOUR Residential REIT, Inc.(a)	26,085	138,772

Blackstone Mortgage Trust, Inc., Class A(a)	36,075	900,432

BrightSpire Capital, Inc.(a)	17,484	134,277

Broadmark Realty Capital, Inc.(a)	18,870	109,823

Chimera Investment Corp.(a)	50,963	344,000

Dynex Capital, Inc.(a)	5,365	64,058

Ellington Financial, Inc.(a)	15,996	214,027

Granite Point Mortgage Trust, Inc.(a)	20,088	157,892

Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	4,092	111,221

Invesco Mortgage Capital, Inc.(a)	9,301	108,910

KKR Real Estate Finance Trust, Inc.(a)	16,182	281,891

Ladder Capital Corp.	7,254	77,400

Investments	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) – (continued)

MFA Financial, Inc.(a)	19,902	$198,224

New York Mortgage Trust, Inc.(a)	82,768	222,646

Orchid Island Capital, Inc.(a)	13,503	135,975

PennyMac Mortgage Investment Trust(a)	15,725	218,106

Ready Capital Corp.(a)	17,760	215,251

Redwood Trust, Inc.(a)	22,940	163,562

Rithm Capital Corp.(a)	107,505	906,267

Starwood Property Trust, Inc.(a)	69,190	1,429,465

TPG RE Finance Trust, Inc.(a)	11,532	97,676

Two Harbors Investment Corp.(a)	82,024	292,006
		8,701,334

Multiline Retail – 0.5%

Big Lots, Inc.(a)	4,070	76,801

Dillard’s, Inc., Class A(a)	424	139,407

Dollar General Corp.(a)	6,290	1,604,265

Dollar Tree, Inc.* (a)	6,132	971,922

Franchise Group, Inc.(a)	7,812	237,094

Kohl’s Corp.(a)	6,138	183,833

Macy’s, Inc.	10,230	213,295

Nordstrom, Inc.(a)	24,552	499,388

Ollie’s Bargain Outlet Holdings, Inc.* (a)	3,348	187,488

Target Corp.	15,066	2,474,590
		6,588,083

Multi-Utilities – 0.7%

Ameren Corp.	6,510	530,695

Avista Corp.(a)	2,790	114,474

Black Hills Corp.	4,413	288,478

CenterPoint Energy, Inc.(a)	18,870	539,871

CMS Energy Corp.	8,184	466,897

Consolidated Edison, Inc.	10,915	960,083

Dominion Energy, Inc.	26,640	1,864,001

DTE Energy Co.	5,735	642,951

NiSource, Inc.	13,231	339,904

NorthWestern Corp.(a)	12,090	638,715

Public Service Enterprise Group, Inc.	14,245	798,717

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	175

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Multi-Utilities – (continued)

Sempra Energy	9,990	$1,507,891

Unitil Corp.	2,220	117,016

WEC Energy Group, Inc.	8,556	781,419
		9,591,112

Oil, Gas & Consumable Fuels – 5.9%

Antero Midstream Corp.(a)	78,862	839,880

Antero Resources Corp.* (a)	10,915	400,144

APA Corp.(a)	12,395	563,477

Arch Resources, Inc.	4,278	651,497

Archaea Energy, Inc.*	4,625	119,371

Berry Corp.	12,834	113,837

Brigham Minerals, Inc., Class A(a)	5,365	166,315

California Resources Corp.(a)	15,540	701,009

Callon Petroleum Co.* (a)	10,788	474,240

Centrus Energy Corp., Class A* (a)	2,046	96,796

Cheniere Energy, Inc.	8,370	1,476,552

Chesapeake Energy Corp.(a)	3,924	401,307

Chevron Corp.	59,940	10,843,146

Chord Energy Corp.(a)	8,875	1,358,674

Civitas Resources, Inc.	12,765	892,407

Clean Energy Fuels Corp.* (a)	3,162	21,217

CNX Resources Corp.*	46,620	783,682

Comstock Resources, Inc.* (a)	17,856	335,336

ConocoPhillips	42,593	5,370,551

CONSOL Energy, Inc.	6,290	396,396

Continental Resources, Inc.(a)	2,851	210,888

Coterra Energy, Inc.(a)	26,971	839,606

Crescent Energy Co., Class A	2,790	38,446

CVR Energy, Inc.(a)	8,695	339,627

Delek US Holdings, Inc.(a)	6,290	186,561

Denbury, Inc.*	10,360	947,008

Devon Energy Corp.	20,720	1,602,692

Diamondback Energy, Inc.(a)	6,324	993,564

Dorian LPG Ltd.	8,370	151,246

DT Midstream, Inc.	21,948	1,310,296

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Earthstone Energy, Inc., Class A* (a)	6,324	$102,196

Enviva, Inc.(a)	555	33,211

EOG Resources, Inc.	18,870	2,576,132

EQT Corp.	12,090	505,846

Equitrans Midstream Corp.(a)	90,465	761,715

Excelerate Energy, Inc., Class A(a)	3,906	107,884

Exxon Mobil Corp.	137,640	15,251,888

Gevo, Inc.* (a)	372	837

Gran Tierra Energy, Inc.* (a)	54,125	73,069

Green Plains, Inc.* (a)	5,022	145,085

Gulfport Energy Corp.* (a)	1,295	115,915

Hess Corp.	7,955	1,122,291

HF Sinclair Corp.	31,992	1,956,951

International Seaways, Inc.(a)	3,720	157,765

Kinder Morgan, Inc.(a)	61,605	1,116,283

Kosmos Energy Ltd.* (a)	97,276	631,321

Laredo Petroleum, Inc.* (a)	2,960	191,364

Magnolia Oil & Gas Corp., Class A(a)	34,965	897,901

Marathon Oil Corp.	24,975	760,489

Marathon Petroleum Corp.	16,926	1,923,132

Matador Resources Co.(a)	24,738	1,643,840

Murphy Oil Corp.(a)	32,364	1,569,978

New Fortress Energy, Inc.(a)	2,604	143,402

NextDecade Corp.* (a)	3,348	23,436

Northern Oil and Gas, Inc.(a)	13,505	461,061

Occidental Petroleum Corp.(a)	25,715	1,866,909

ONEOK, Inc.(a)	13,690	812,091

Ovintiv, Inc.(a)	9,818	497,282

Par Pacific Holdings, Inc.*	6,845	156,614

PBF Energy, Inc., Class A* (a)	21,948	971,199

PDC Energy, Inc.	22,755	1,641,546

Peabody Energy Corp.* (a)	25,854	617,911

Permian Resources Corp.* (a)	38,687	377,972

Phillips 66(a)	14,985	1,562,786

Pioneer Natural Resources Co.(a)	7,585	1,944,870

See Accompanying Notes to the Financial Statements.

176	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Range Resources Corp.	15,355	$437,310

Ranger Oil Corp.	5,394	220,615

Ring Energy, Inc.* (a)	15,252	48,654

SilverBow Resources, Inc.* (a)	1,110	39,372

SM Energy Co.	26,270	1,181,625

Southwestern Energy Co.*	45,510	315,384

Talos Energy, Inc.*	11,655	248,018

Targa Resources Corp.	7,030	480,641

Tellurian, Inc.* (a)	15,810	42,687

Texas Pacific Land Corp.(a)	186	428,520

Uranium Energy Corp.* (a)	3,534	14,878

Valero Energy Corp.	12,648	1,587,956

W&T Offshore, Inc.* (a)	30,895	234,493

Williams Cos., Inc. (The)	34,410	1,126,239

World Fuel Services Corp.(a)	13,206	336,621
		82,090,953

Paper & Forest Products – 0.1%

Clearwater Paper Corp.*	2,418	107,553

Glatfelter Corp.(a)	7,068	20,002

Louisiana-Pacific Corp.(a)	18,107	1,025,762

Mercer International, Inc.	10,416	139,783

Resolute Forest Products, Inc.* (a)	6,882	143,214

Sylvamo Corp.	6,324	304,627
		1,740,941

Personal Products – 0.2%

Beauty Health Co. (The)* (a)	5,766	65,905

BellRing Brands, Inc.* (a)	5,208	126,138

Coty, Inc., Class A* (a)	21,948	147,271

Edgewell Personal Care Co.(a)	4,637	181,724

elf Beauty, Inc.*	744	32,185

Estee Lauder Cos., Inc. (The), Class A	5,920	1,186,901

Herbalife Nutrition Ltd.* (a)	21,275	452,307

Honest Co., Inc. (The)*	2,976	9,851

Inter Parfums, Inc.(a)	558	45,131

Medifast, Inc.	558	65,280

Investments	Shares	Value

Personal Products – (continued)

Nu Skin Enterprises, Inc., Class A(a)	12,090	$461,717

USANA Health Sciences, Inc.*	186	9,767

Veru, Inc.* (a)	186	2,277
		2,786,454

Pharmaceuticals – 3.6%

Aclaris Therapeutics, Inc.*	744	11,614

Amneal Pharmaceuticals, Inc.* (a)	35,339	77,746

Amphastar Pharmaceuticals, Inc.* (a)	1,116	34,484

ANI Pharmaceuticals, Inc.* (a)	186	7,178

Arvinas, Inc.* (a)	3,348	166,429

Atea Pharmaceuticals, Inc.* (a)	14,880	89,280

Axsome Therapeutics, Inc.* (a)	1,860	83,979

Bristol-Myers Squibb Co.	70,306	5,446,606

Cara Therapeutics, Inc.* (a)	1,116	10,490

Cassava Sciences, Inc.* (a)	9,300	338,892

Catalent, Inc.*	5,022	330,096

Collegium Pharmaceutical, Inc.*	10,230	183,526

Corcept Therapeutics, Inc.* (a)	5,022	143,629

DICE Therapeutics, Inc.* (a)	1,302	46,234

Elanco Animal Health, Inc.*	15,066	198,721

Eli Lilly & Co.	21,018	7,610,408

Evolus, Inc.* (a)	2,046	17,514

Harmony Biosciences Holdings, Inc.* (a)	744	38,688

Innoviva, Inc.* (a)	10,416	141,241

Intra-Cellular Therapies, Inc.*	4,836	220,860

Jazz Pharmaceuticals plc*	1,860	267,449

Johnson & Johnson	69,190	12,036,984

Merck & Co., Inc.	84,070	8,507,884

Nektar Therapeutics*	7,812	29,373

NGM Biopharmaceuticals, Inc.* (a)	1,488	7,946

Organon & Co.(a)	6,882	180,171

Pacira BioSciences, Inc.* (a)	1,295	67,029

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	177

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Perrigo Co. plc	28,675	$1,155,029

Pfizer, Inc.	185,623	8,640,751

Phibro Animal Health Corp., Class A	2,046	30,056

Prestige Consumer Healthcare, Inc.*	12,580	685,358

Reata Pharmaceuticals, Inc., Class A* (a)	2,232	71,870

Relmada Therapeutics, Inc.* (a)	7,955	50,833

Revance Therapeutics, Inc.*	3,162	70,544

Royalty Pharma plc, Class A	13,392	566,749

SIGA Technologies, Inc.(a)	8,742	80,339

Supernus Pharmaceuticals, Inc.* (a)	4,810	164,839

Tilray Brands, Inc.*	123,687	503,406

Viatris, Inc.	38,129	386,247

Zoetis, Inc.	12,648	1,907,066
		50,607,538

Professional Services – 0.8%

Alight, Inc., Class A* (a)	16,740	138,775

ASGN, Inc.* (a)	3,348	283,843

Barrett Business Services, Inc.	930	81,115

Booz Allen Hamilton Holding Corp.	3,348	364,430

CACI International, Inc., Class A*	5,550	1,687,366

CBIZ, Inc.*	1,860	92,330

Clarivate plc* (a)	8,556	88,383

CoStar Group, Inc.*	10,915	902,889

Dun & Bradstreet Holdings, Inc.	2,405	30,904

Equifax, Inc.(a)	3,162	536,085

Exponent, Inc.	2,035	193,854

First Advantage Corp.* (a)	744	10,453

Forrester Research, Inc.*	186	7,872

FTI Consulting, Inc.* (a)	1,674	260,525

Heidrick & Struggles International, Inc.	5,208	146,657

Huron Consulting Group, Inc.*	558	41,086

Investments	Shares	Value

Professional Services – (continued)

ICF International, Inc.(a)	558	$66,754

Insperity, Inc.	1,295	152,836

Jacobs Solutions, Inc.	3,885	447,630

KBR, Inc.(a)	8,742	435,089

Kelly Services, Inc., Class A	8,184	133,727

Kforce, Inc.	372	23,536

Korn Ferry(a)	12,276	682,423

Leidos Holdings, Inc.	3,906	396,811

ManpowerGroup, Inc.	12,090	947,131

Planet Labs PBC*	11,718	61,519

Resources Connection, Inc.(a)	5,952	108,743

Robert Half International, Inc.	3,720	284,431

Science Applications International Corp.(a)	11,840	1,282,746

Sterling Check Corp.* (a)	744	14,530

TransUnion	5,022	297,654

TriNet Group, Inc.*	1,302	84,604

TrueBlue, Inc.*	2,604	51,195

Upwork, Inc.*	8,370	112,576

Verisk Analytics, Inc.	4,092	748,140
		11,198,642

Real Estate Management & Development – 0.2%

Anywhere Real Estate, Inc.* (a)	30,504	226,645

CBRE Group, Inc., Class A*	10,788	765,301

Cushman & Wakefield plc* (a)	34,038	393,139

DigitalBridge Group, Inc.	6,464	82,739

Doma Holdings, Inc.* (a)	63,983	34,717

Douglas Elliman, Inc.(a)	22,320	103,118

eXp World Holdings, Inc.(a)	2,790	36,856

Forestar Group, Inc.* (a)	9,114	105,540

Howard Hughes Corp. (The)*	2,220	136,197

Jones Lang LaSalle, Inc.*	2,035	323,748

Kennedy-Wilson Holdings, Inc.	7,998	132,847

Newmark Group, Inc., Class A	35,711	292,473

Offerpad Solutions, Inc.* (a)	22,878	22,294

Opendoor Technologies, Inc.* (a)	130,055	336,842

See Accompanying Notes to the Financial Statements.

178	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

RE/MAX Holdings, Inc., Class A	7,585	$147,604

Redfin Corp.* (a)	5,580	26,840

RMR Group, Inc. (The), Class A(a)	372	10,182

Seritage Growth Properties, Class A, REIT* (a)	14,508	155,671

St Joe Co. (The)(a)	558	19,826

WeWork, Inc.* (a)	12,090	31,071

Zillow Group, Inc., Class A*	558	17,259

Zillow Group, Inc., Class C* (a)	5,208	160,719
		3,561,628

Road & Rail – 1.0%

AMERCO	186	106,985

ArcBest Corp.(a)	5,208	413,672

Avis Budget Group, Inc.* (a)	1,379	326,078

CSX Corp.	56,729	1,648,545

Daseke, Inc.* (a)	10,416	62,079

Heartland Express, Inc.(a)	5,766	85,798

Hertz Global Holdings, Inc.* (a)	2,220	40,848

JB Hunt Transport Services, Inc.	2,232	381,828

Knight-Swift Transportation Holdings, Inc.(a)	4,836	232,273

Landstar System, Inc.(a)	1,860	290,569

Lyft, Inc., Class A* (a)	8,184	119,814

Marten Transport Ltd.	2,790	52,368

Norfolk Southern Corp.	6,475	1,476,753

Old Dominion Freight Line, Inc.	2,604	715,059

Ryder System, Inc.(a)	10,788	868,542

Saia, Inc.* (a)	1,302	258,916

Schneider National, Inc., Class B	5,208	115,826

Uber Technologies, Inc.*	66,970	1,779,393

Union Pacific Corp.	16,280	3,209,439

Werner Enterprises, Inc.	11,470	449,624

XPO Logistics, Inc.* (a)	24,605	1,273,063
		13,907,472

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – 3.7%

ACM Research, Inc., Class A*	1,116	$7,142

Advanced Micro Devices, Inc.*	43,337	2,602,820

Allegro MicroSystems, Inc.*	372	9,453

Alpha & Omega Semiconductor Ltd.* (a)	5,766	188,837

Ambarella, Inc.* (a)	1,674	91,618

Amkor Technology, Inc.(a)	20,460	425,363

Analog Devices, Inc.	14,136	2,016,076

Applied Materials, Inc.	23,865	2,107,041

Axcelis Technologies, Inc.*	1,116	64,728

Broadcom, Inc.	13,392	6,295,847

CEVA, Inc.*	3,348	92,606

Cirrus Logic, Inc.* (a)	2,976	199,749

Cohu, Inc.* (a)	1,302	42,862

Diodes, Inc.* (a)	10,044	719,854

Enphase Energy, Inc.*	3,534	1,084,938

Entegris, Inc.	4,205	333,625

First Solar, Inc.*	2,035	296,235

FormFactor, Inc.*	2,418	48,868

Ichor Holdings Ltd.* (a)	8,184	208,201

Impinj, Inc.* (a)	1,488	170,569

Intel Corp.	135,777	3,860,140

KLA Corp.	3,906	1,236,054

Kulicke & Soffa Industries, Inc.(a)	13,392	561,660

Lam Research Corp.	3,720	1,505,782

Lattice Semiconductor Corp.*	4,650	225,572

MACOM Technology Solutions Holdings, Inc.*	1,488	86,111

Magnachip Semiconductor Corp.*	5,394	53,670

Marvell Technology, Inc.	22,506	893,038

MaxLinear, Inc.*	3,534	109,130

Microchip Technology, Inc.(a)	13,505	833,799

Micron Technology, Inc.	36,827	1,992,341

MKS Instruments, Inc.	3,348	275,038

Monolithic Power Systems, Inc.(a)	1,116	378,826

NVIDIA Corp.	66,587	8,987,247

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	179

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors a& Semiconductor Equipment – (continued)

NXP Semiconductors NV	8,742	$1,277,031

ON Semiconductor Corp.* (a)	12,462	765,541

Onto Innovation, Inc.* (a)	3,348	223,780

PDF Solutions, Inc.* (a)	372	8,772

Photronics, Inc.* (a)	16,182	262,472

Power Integrations, Inc.	3,162	210,937

Qorvo, Inc.*	4,092	352,239

QUALCOMM, Inc.	37,199	4,376,834

Rambus, Inc.* (a)	3,720	112,195

Semtech Corp.*	3,534	97,856

Silicon Laboratories, Inc.* (a)	2,035	233,862

SiTime Corp.* (a)	558	50,114

Skyworks Solutions, Inc.	4,836	415,944

SMART Global Holdings, Inc.* (a)	9,300	125,829

SolarEdge Technologies, Inc.* (a)	1,488	342,285

Synaptics, Inc.*	1,674	148,316

Teradyne, Inc.(a)	4,650	378,278

Texas Instruments, Inc.	24,552	3,943,788

Ultra Clean Holdings, Inc.*	11,160	347,188

Universal Display Corp.(a)	2,790	265,664

Veeco Instruments, Inc.* (a)	1,488	27,126

Wolfspeed, Inc.* (a)	3,720	292,950
		52,263,841

Software – 6.5%

8x8, Inc.* (a)	2,790	11,802

ACI Worldwide, Inc.* (a)	5,394	131,236

Adeia, Inc.(a)	22,570	252,333

Adobe, Inc.*	12,210	3,888,885

Agilysys, Inc.*	372	23,871

Alarm.com Holdings, Inc.* (a)	3,534	207,941

Altair Engineering, Inc., Class A* (a)	1,302	63,863

Alteryx, Inc., Class A* (a)	4,255	207,346

American Software, Inc., Class A(a)	1,302	22,303

Amplitude, Inc., Class A* (a)	1,674	28,123

ANSYS, Inc.*	2,590	572,804

Appfolio, Inc., Class A* (a)	1,665	208,741

Investments	Shares	Value

Software – (continued)

Appian Corp., Class A* (a)	2,232	$108,966

AppLovin Corp., Class A* (a)	372	6,309

Asana, Inc., Class A* (a)	5,394	111,116

Aspen Technology, Inc.* (a)	930	224,549

Autodesk, Inc.*	5,952	1,275,514

Avaya Holdings Corp.* (a)	19,158	30,270

Bentley Systems, Inc., Class B(a)	4,278	150,928

Bill.com Holdings, Inc.* (a)	2,232	297,660

Black Knight, Inc.*	3,348	202,454

Blackbaud, Inc.* (a)	2,976	162,787

Blackline, Inc.* (a)	3,348	187,488

Box, Inc., Class A* (a)	5,394	156,696

BTRS Holdings, Inc., Class 1* (a)	10,044	94,815

C3.ai, Inc., Class A* (a)	6,510	85,346

Cadence Design Systems, Inc.*	7,254	1,098,183

Cerence, Inc.* (a)	1,116	19,195

Ceridian HCM Holding, Inc.* (a)	5,180	342,864

ChannelAdvisor Corp.*	3,720	85,709

Clear Secure, Inc., Class A* (a)	1,488	40,206

Clearwater Analytics Holdings, Inc., Class A* (a)	1,674	27,269

CommVault Systems, Inc.* (a)	2,976	181,209

Confluent, Inc., Class A* (a)	7,254	194,988

Consensus Cloud Solutions, Inc.* (a)	3,720	208,841

Coupa Software, Inc.*	5,022	267,321

Crowdstrike Holdings, Inc., Class A*	5,766	929,479

CS Disco, Inc.* (a)	930	9,970

Datadog, Inc., Class A*	7,215	580,880

Digimarc Corp.* (a)	744	12,157

Digital Turbine, Inc.*	6,510	95,046

DocuSign, Inc.* (a)	5,208	251,546

Dolby Laboratories, Inc., Class A	4,278	285,942

DoubleVerify Holdings, Inc.* (a)	744	21,747

Dropbox, Inc., Class A* (a)	15,996	347,913

See Accompanying Notes to the Financial Statements.

180	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Duck Creek Technologies, Inc.*	5,952	$71,067

Dynatrace, Inc.* (a)	7,030	247,737

E2open Parent Holdings, Inc.* (a)	13,950	81,329

Ebix, Inc.(a)	1,860	36,809

Elastic NV*	2,604	166,526

Enfusion, Inc., Class A*	744	10,542

Envestnet, Inc.*	1,850	91,224

Everbridge, Inc.*	2,418	75,756

Fair Isaac Corp.* (a)	744	356,257

Five9, Inc.*	1,860	112,084

Fortinet, Inc.*	17,670	1,010,017

Freshworks, Inc., Class A* (a)	2,790	37,916

Gitlab, Inc., Class A* (a)	2,418	117,176

Guidewire Software, Inc.*	3,330	197,835

HashiCorp, Inc., Class A* (a)	2,976	91,452

HubSpot, Inc.*	1,116	330,961

Intapp, Inc.*	744	16,710

InterDigital, Inc.	2,604	129,862

Intuit, Inc.	7,626	3,260,115

Jamf Holding Corp.* (a)	3,906	92,455

JFrog Ltd.* (a)	4,092	103,937

KnowBe4, Inc., Class A*	4,650	114,297

LivePerson, Inc.* (a)	4,650	49,151

LiveRamp Holdings, Inc.*	3,534	64,884

Manhattan Associates, Inc.*	2,220	270,107

Marathon Digital Holdings, Inc.* (a)	28,086	368,207

Matterport, Inc.* (a)	18,972	66,212

Microsoft Corp.	197,210	45,778,357

MicroStrategy, Inc., Class A* (a)	372	99,514

Mitek Systems, Inc.* (a)	930	10,518

Model N, Inc.* (a)	744	28,272

Momentive Global, Inc.*	10,602	82,272

N-able, Inc.* (a)	2,976	32,230

nCino, Inc.* (a)	3,906	122,961

NCR Corp.* (a)	29,760	632,698

New Relic, Inc.*	3,534	209,354

NortonLifeLock, Inc.(a)	13,578	305,912

Nutanix, Inc., Class A*	14,136	387,326

Investments	Shares	Value

Software – (continued)

Olo, Inc., Class A* (a)	3,720	$32,773

OneSpan, Inc.*	1,488	16,353

Oracle Corp.	41,255	3,220,778

PagerDuty, Inc.* (a)	4,464	111,332

Palantir Technologies, Inc., Class A* (a)	49,475	434,885

Palo Alto Networks, Inc.* (a)	8,325	1,428,487

Paycom Software, Inc.*	1,302	450,492

Paycor HCM, Inc.*	1,116	34,005

Paylocity Holding Corp.*	1,116	258,678

Pegasystems, Inc.(a)	3,348	124,579

Progress Software Corp.(a)	740	37,762

PROS Holdings, Inc.*	2,232	55,688

PTC, Inc.*	2,418	284,913

Q2 Holdings, Inc.* (a)	3,162	98,148

Qualtrics International, Inc., Class A* (a)	9,114	109,095

Qualys, Inc.* (a)	1,488	212,129

Rapid7, Inc.* (a)	4,440	200,999

RingCentral, Inc., Class A*	2,418	85,887

Riot Blockchain, Inc.* (a)	30,132	207,610

Roper Technologies, Inc.	2,590	1,073,659

Salesforce, Inc.*	26,598	4,324,569

SentinelOne, Inc., Class A* (a)	10,974	250,646

ServiceNow, Inc.*	5,330	2,242,544

Smartsheet, Inc., Class A* (a)	8,742	305,271

Splunk, Inc.*	3,720	309,169

Sprinklr, Inc., Class A*	1,674	15,485

Sprout Social, Inc., Class A* (a)	2,418	145,878

SPS Commerce, Inc.*	1,295	163,843

Sumo Logic, Inc.*	5,394	41,588

Synopsys, Inc.*	3,906	1,142,700

Tenable Holdings, Inc.* (a)	5,394	219,212

Teradata Corp.* (a)	5,580	176,272

Tyler Technologies, Inc.*	925	299,080

UiPath, Inc., Class A*	7,254	91,763

Unity Software, Inc.* (a)	4,092	120,714

Upland Software, Inc.*	5,208	41,872

Varonis Systems, Inc.* (a)	6,882	184,231

Verint Systems, Inc.*	2,046	72,490

Veritone, Inc.* (a)	2,046	15,161

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	181

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Vertex, Inc., Class A* (a)	2,976	$53,628

VMware, Inc., Class A	6,696	753,501

Workday, Inc., Class A*	4,810	749,494

Workiva, Inc.* (a)	1,674	130,254

Yext, Inc.*	185	984

Zendesk, Inc.*	2,790	213,965

Zoom Video Communications, Inc., Class A* (a)	6,510	543,194

Zscaler, Inc.* (a)	1,860	286,626

Zuora, Inc., Class A*	9,858	75,808
		90,422,844

Specialty Retail – 2.5%

Aaron’s Co., Inc. (The)	4,278	44,577

Abercrombie & Fitch Co., Class A*	7,955	139,849

Academy Sports & Outdoors, Inc.(a)	18,972	835,337

Advance Auto Parts, Inc.(a)	1,860	353,251

American Eagle Outfitters, Inc.(a)	34,224	388,785

America’s Car-Mart, Inc.* (a)	1,488	101,720

Arko Corp.(a)	2,790	28,598

Asbury Automotive Group, Inc.* (a)	4,836	762,879

AutoNation, Inc.*	1,850	196,673

AutoZone, Inc.*	555	1,405,748

Bath & Body Works, Inc.(a)	7,998	266,973

Best Buy Co., Inc.(a)	7,440	508,970

Boot Barn Holdings, Inc.* (a)	1,488	84,518

Buckle, Inc. (The)(a)	7,068	277,984

Burlington Stores, Inc.* (a)	1,674	239,315

Caleres, Inc.(a)	7,812	213,502

Camping World Holdings, Inc., Class A(a)	6,660	185,348

CarMax, Inc.* (a)	4,836	304,716

Carvana Co.* (a)	6,510	88,080

Chico’s FAS, Inc.* (a)	25,296	148,740

Children’s Place, Inc. (The)* (a)	3,348	135,527

Conn’s, Inc.* (a)	3,534	29,014

Investments	Shares	Value

Specialty Retail – (continued)

Container Store Group, Inc. (The)* (a)	7,998	$43,429

Designer Brands, Inc., Class A	12,276	186,963

Dick’s Sporting Goods, Inc.(a)	13,505	1,536,329

EVgo, Inc.* (a)	3,906	28,943

Five Below, Inc.* (a)	1,116	163,327

Floor & Decor Holdings, Inc., Class A* (a)	2,232	163,762

Foot Locker, Inc.	16,280	516,076

GameStop Corp., Class A* (a)	8,184	231,689

Gap, Inc. (The)(a)	48,917	551,295

Genesco, Inc.* (a)	2,232	104,993

Group 1 Automotive, Inc.(a)	4,015	694,595

Guess?, Inc.(a)	7,254	123,173

Haverty Furniture Cos., Inc.	2,046	54,383

Hibbett, Inc.	2,418	150,932

Home Depot, Inc. (The)	27,010	7,998,471

JOANN, Inc.(a)	1,488	7,872

Leslie’s, Inc.* (a)	8,928	125,349

Lithia Motors, Inc., Class A(a)	1,110	219,946

LL Flooring Holdings, Inc.* (a)	6,510	54,163

Lowe’s Cos., Inc.	21,460	4,183,627

MarineMax, Inc.* (a)	6,138	198,319

Monro, Inc.(a)	558	26,645

Murphy USA, Inc.(a)	1,404	441,572

National Vision Holdings, Inc.* (a)	3,348	124,010

ODP Corp. (The)*	11,670	461,782

OneWater Marine, Inc., Class A* (a)	744	24,552

O’Reilly Automotive, Inc.*	1,801	1,507,743

Penske Automotive Group, Inc.(a)	1,521	169,774

Petco Health & Wellness Co., Inc.* (a)	3,534	37,213

Rent-A-Center, Inc.(a)	13,392	279,223

RH* (a)	558	141,693

Ross Stores, Inc.	8,742	836,522

Sally Beauty Holdings, Inc.* (a)	23,436	297,872

Shoe Carnival, Inc.(a)	2,976	71,364

See Accompanying Notes to the Financial Statements.

182	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

Signet Jewelers Ltd.(a)	9,486	$618,867

Sleep Number Corp.* (a)	5,022	139,310

Sonic Automotive, Inc., Class A(a)	5,705	266,709

Sportsman’s Warehouse Holdings, Inc.* (a)	11,346	101,887

TJX Cos., Inc. (The)	29,970	2,160,837

Tractor Supply Co.	2,976	654,036

TravelCenters of America, Inc.*	2,232	141,911

Ulta Beauty, Inc.*	1,302	546,020

Urban Outfitters, Inc.* (a)	10,360	247,190

Victoria’s Secret & Co.* (a)	16,650	626,040

Warby Parker, Inc., Class A* (a)	1,674	26,868

Williams-Sonoma, Inc.(a)	2,418	299,421

Zumiez, Inc.* (a)	5,952	133,503
		34,460,304

Technology Hardware, Storage & Peripherals – 4.7%

Apple, Inc.	400,525	61,416,504

Corsair Gaming, Inc.* (a)	8,184	112,939

Dell Technologies, Inc., Class C	8,928	342,835

Hewlett Packard Enterprise Co.(a)	44,453	634,344

HP, Inc.	32,843	907,124

NetApp, Inc.	6,696	463,832

Pure Storage, Inc., Class A*	9,814	302,860

Seagate Technology Holdings plc	7,440	369,470

Super Micro Computer, Inc.*	11,160	776,625

Western Digital Corp.*	10,416	357,998

Xerox Holdings Corp.(a)	20,905	305,840
		65,990,371

Textiles, Apparel & Luxury Goods – 0.8%

Capri Holdings Ltd.*	4,650	212,412

Carter’s, Inc.(a)	9,486	643,815

Columbia Sportswear Co.(a)	2,046	152,427

Crocs, Inc.* (a)	14,136	1,000,122

Deckers Outdoor Corp.* (a)	930	325,435

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – (continued)

Fossil Group, Inc.*	12,648	$53,754

G-III Apparel Group Ltd.* (a)	5,022	97,929

Hanesbrands, Inc.(a)	79,792	544,181

Kontoor Brands, Inc.(a)	10,230	365,211

Levi Strauss & Co., Class A(a)	5,208	77,912

Lululemon Athletica, Inc.*	2,976	979,223

Movado Group, Inc.(a)	1,860	61,510

NIKE, Inc., Class B	33,852	3,137,403

Oxford Industries, Inc.(a)	1,116	113,531

PVH Corp.	14,880	763,642

Ralph Lauren Corp.(a)	10,230	948,219

Skechers USA, Inc., Class A*	6,510	224,139

Steven Madden Ltd.	2,046	61,114

Tapestry, Inc.(a)	10,360	328,205

Under Armour, Inc., Class A* (a)	11,904	88,685

Under Armour, Inc., Class C*	10,044	65,889

VF Corp.	9,858	278,488

Wolverine World Wide, Inc.(a)	19,716	337,735
		10,860,981

Thrifts & Mortgage Finance – 0.5%

Axos Financial, Inc.*	12,276	478,273

Essent Group Ltd.(a)	24,366	964,406

Federal Agricultural Mortgage Corp., Class C	2,418	278,554

Merchants Bancorp	3,348	80,185

MGIC Investment Corp.	63,640	868,686

Mr Cooper Group, Inc.*	17,760	701,342

New York Community Bancorp, Inc.(a)	103,785	966,238

NMI Holdings, Inc., Class A*	20,460	448,688

Northfield Bancorp, Inc.(a)	4,810	77,152

PennyMac Financial Services, Inc.(a)	8,325	443,889

Provident Financial Services, Inc.(a)	14,880	333,610

Radian Group, Inc.	40,163	838,202

Rocket Cos., Inc., Class A(a)	29,946	206,627

TFS Financial Corp.(a)	7,440	104,532

TrustCo Bank Corp. NY	3,534	131,889

UWM Holdings Corp.(a)	27,156	89,072

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	183

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Thrifts & Mortgage Finance – (continued)

Walker & Dunlop, Inc.(a)	2,046	$184,058

WSFS Financial Corp.	12,950	602,952
		7,798,355

Tobacco – 0.6%

Altria Group, Inc.	60,077	2,779,763

Philip Morris International, Inc.	51,149	4,698,036

Turning Point Brands, Inc.	1,488	35,057

Universal Corp.(a)	7,030	355,788

Vector Group Ltd.(a)	29,202	310,125
		8,178,769

Trading Companies & Distributors – 0.8%

Air Lease Corp.	21,275	750,795

Applied Industrial Technologies, Inc.	2,604	323,885

Beacon Roofing Supply, Inc.* (a)	12,807	721,674

BlueLinx Holdings, Inc.* (a)	2,046	144,161

Boise Cascade Co.(a)	8,928	596,122

Core & Main, Inc., Class A* (a)	370	8,725

Fastenal Co.(a)	14,136	683,193

GATX Corp.(a)	2,604	272,665

GMS, Inc.* (a)	11,346	535,531

H&E Equipment Services, Inc.(a)	3,534	133,444

Herc Holdings, Inc.(a)	5,394	634,388

McGrath RentCorp	2,035	191,392

MRC Global, Inc.*	6,696	67,161

MSC Industrial Direct Co., Inc., Class A	3,348	277,817

NOW, Inc.*	12,213	155,471

Rush Enterprises, Inc., Class A	8,140	406,105

SiteOne Landscape Supply, Inc.* (a)	2,418	280,174

Titan Machinery, Inc.*	2,232	76,736

Triton International Ltd.(a)	15,269	926,676

United Rentals, Inc.*	2,418	763,387

Univar Solutions, Inc.*	38,129	971,527

Veritiv Corp.* (a)	1,295	150,557

Investments	Shares	Value

Trading Companies & Distributors – (continued)

Watsco, Inc.(a)	744	$201,594

WESCO International, Inc.*	10,602	1,460,637

WW Grainger, Inc.(a)	1,116	652,135
		11,385,952

Water Utilities – 0.1%

American States Water Co.(a)	2,604	235,558

American Water Works Co., Inc.(a)	4,650	675,831

California Water Service Group	3,720	230,863

Essential Utilities, Inc.(a)	4,810	212,698

Middlesex Water Co.(a)	558	49,924

SJW Group(a)	558	39,440

York Water Co. (The)	2,220	96,703
		1,541,017

Wireless Telecommunication Services – 0.2%

Gogo, Inc.* (a)	8,742	124,311

Shenandoah Telecommunications Co.(a)	2,232	50,577

Telephone and Data Systems, Inc.(a)	1,110	18,870

T-Mobile US, Inc.*	15,540	2,355,243
		2,549,001
Total Common Stocks (Cost $932,350,914)		1,385,090,679
	Number of Warrants

WARRANTS – 0.0%(d)

Oil, Gas & Consumable Fuels – 0.0%(d)

Occidental Petroleum Corp., expiring 8/3/2027, price 22.00 USD* (Cost $21,117)	4,266	215,860

See Accompanying Notes to the Financial Statements.

184	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Number of Rights	Value

RIGHTS – 0.0%(d)

Biotechnology – 0.0%(d)

Achillion Pharmaceuticals, Inc., CVR* ‡ (d)	44,344	$25,719

Pharmaceuticals – 0.0%(d)

Zogenix, Inc., CVR* ‡	4,675	4,675
Total Rights (Cost $0)		30,394
	Principal Amount

SECURITIES LENDING REINVESTMENTS(e) – 14.6%

CERTIFICATES OF DEPOSIT – 2.1%

Barclays Bank plc, New York
(SOFR + 0.52%), 3.56%, 4/5/2023(f)	$5,000,000	4,995,490

Credit Agricole CIB, New York
(SOFR + 0.68%), 3.73%, 4/25/2023(f)	6,000,000	5,999,400

MUFG Bank Ltd., New York Branch
(SOFR + 0.59%), 3.63%, 2/10/2023(f)	5,000,000	5,000,115

Royal Bank of Canada
(US Federal Funds Effective Rate (continuous series) + 0.37%), 3.45%, 12/2/2022(f)	7,000,000	7,000,000

The Sumitomo Bank Ltd., New York
(SOFR + 0.75%), 3.80%, 4/21/2023(f)	6,000,000	6,000,042
Total Certificates of Deposit (Cost $29,000,000)		28,995,047

COMMERCIAL PAPER – 0.4%

Macquarie Bank Ltd.
(SOFR + 0.31%), 3.35%, 11/3/2022(f) (Cost $6,000,000)	6,000,000	6,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – 12.1%

BofA Securities, Inc., 3.52%, dated 10/31/2022, due 1/31/2023, repurchase price $6,053,973, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 4.13%, maturing 11/15/2023 – 2/15/2051; total market value $6,084,291	$6,000,000	$6,000,000

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $71,827,753, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $72,331,897	71,821,768	71,821,768

National Bank of Canada, 3.07%, dated 10/31/2022, due 11/7/2022, repurchase price $71,042,383, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.13%, maturing 12/1/2022 – 8/15/2052; total market value $71,972,852	71,000,000	71,000,000

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	185

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Societe Generale, New York Branch, 3.05%, dated 10/31/2022, due 11/7/2022, repurchase price $20,011,861, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 2.88%, maturing 7/31/2026 – 7/31/2028; total market value $20,231,920	$20,000,000	$20,000,000
Total Repurchase Agreements (Cost $168,821,768)		168,821,768
Total Securities Lending Reinvestments (Cost $203,821,768)		203,816,815
Total Investments – 113.7% (Cost $1,136,193,799)		1,589,153,748

Liabilities in excess of other assets – (13.7%)		(191,746,246)
Net Assets – 100.0%		$1,397,407,502

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $275,892,234, collateralized in the form of cash with a value of $203,821,768 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $78,031,431 of collateral in the form of U.S. Government

Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 15, 2022 – May 15, 2052 and $1,954,021 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from March 22, 2023 – June 30, 2120; a total value of $283,807,220.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in affiliated company. Northern Trust Investments, Inc., the Investment Adviser of the Fund, is a subsidiary of Northern Trust Corporation.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $203,816,815.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2022.

Percentages shown are based on Net Assets.

Abbreviations

CVR – Contingent Value Rights

SOFR – Secured Overnight Financing Rate

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$511,863,428
Aggregate gross unrealized depreciation	(59,056,132)
Net unrealized appreciation	$452,807,296
Federal income tax cost	$1,136,631,882

Investment in a company which was affiliated for the period ended October 31, 2022, was as follows:

Security	Value October 31, 2021	Purchases at Cost	Sales Proceeds	Shares October 31, 2022	Value October 31, 2022	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
Northern Trust Corp.	$902,375	$79,744	$167,649	6,696	$564,807	$(287,907)	$18,788	$38,244

See Accompanying Notes to the Financial Statements.

186	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Futures Contracts

FlexShares® Morningstar US Market Factor Tilt Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
Russell 2000 E-Mini Index	28	12/16/2022	USD	$2,594,200	$90,049
S&P 500 E-Mini Index	37	12/16/2022	USD	7,183,550	111,409
S&P Midcap 400 E-Mini Index	8	12/16/2022	USD	1,951,680	83,972
					$285,430

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD — US Dollar

Security Type	% of Net Assets
Common Stocks	99.1%
Warrants	0.0 †
Rights	0.0 †
Securities Lending Reinvestments	14.6
Others(1)	(13.7)
100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	187

Schedule of Investments

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 97.5%

Aerospace & Defense – 1.1%

Airbus SE	8,733	$945,814

Austal Ltd.(a)	66,789	106,343

Babcock International Group plc*	168,633	535,093

BAE Systems plc	51,168	479,782

Bombardier, Inc., Class B* (a)	26,445	775,679

CAE, Inc.* (a)	4,836	92,178

Chemring Group plc	8,536	29,680

Dassault Aviation SA	550	81,756

Elbit Systems Ltd.	412	83,723

Hensoldt AG	3,276	77,060

INVISIO AB(a)	2,552	37,874

Kongsberg Gruppen ASA	1,540	55,190

Leonardo SpA	12,056	96,897

LISI	880	17,378

Montana Aerospace AG* (b)	1,496	17,161

MTU Aero Engines AG	738	132,204

QinetiQ Group plc	39,688	164,227

Rheinmetall AG	779	126,653

Rolls-Royce Holdings plc*	137,309	123,548

Saab AB, Class B	1,596	56,356

Safran SA	5,412	602,934

Singapore Technologies Engineering Ltd.	17,900	41,743

Thales SA	1,599	203,315
		4,882,588

Air Freight & Logistics – 0.6%

bpost SA(a)	31,119	153,782

Cargojet, Inc.	672	65,424

Cia de Distribucion Integral Logista Holdings SA	21,976	454,817

Deutsche Post AG (Registered)	19,926	707,207

DSV A/S	2,665	360,874

Freightways Ltd.(a)	6,248	37,568

Hitachi Transport System Ltd.(a)	1,300	77,754

ID Logistics Group*	81	21,775

International Distributions Services plc	14,455	33,668

Kerry Logistics Network Ltd.	18,500	29,365

Mainfreight Ltd.(a)	1,892	83,580

Investments	Shares	Value

Air Freight & Logistics – (continued)

Nippon Express Holdings, Inc.	1,600	$80,412

Oesterreichische Post AG(a)	588	16,766

PostNL NV(a)	158,515	248,633

SBS Holdings, Inc.(a)	8,200	159,989

SG Holdings Co. Ltd.	8,400	111,446

Singapore Post Ltd.	101,200	38,618

Yamato Holdings Co. Ltd.	6,200	91,935
		2,773,613

Airlines – 0.3%

Air Canada*	5,192	74,642

Air France-KLM*	375,437	494,071

Air New Zealand Ltd.* (a)	11,968	5,423

ANA Holdings, Inc.*	2,400	46,681

Deutsche Lufthansa AG (Registered)*	11,748	80,616

easyJet plc*	14,080	56,479

Exchange Income Corp.(a)	2,952	98,468

Finnair OYJ* (a)	82,324	34,905

Japan Airlines Co. Ltd.*	2,800	52,276

JET2 plc*	2,813	27,523

Qantas Airways Ltd.*	22,968	85,771

Singapore Airlines Ltd.*	16,799	62,443

Wizz Air Holdings plc* (a) (b)	728	14,375
		1,133,673

Auto Components – 1.6%

Aisin Corp.	4,300	110,368

ARB Corp. Ltd.(a)	1,007	18,680

Brembo SpA	3,647	38,136

Bridgestone Corp.	12,000	432,899

Burelle SA	132	55,577

CIE Automotive SA(a)	15,539	395,314

Cie Generale des Etablissements Michelin SCA	16,072	409,986

Cie Plastic Omnium SA	17,835	250,130

Continental AG	1,845	95,698

Denso Corp.	8,200	407,697

Dometic Group AB(a) (c)	5,962	34,130

Exedy Corp.	12,300	144,239

Faurecia SE*	5,146	76,883

Gestamp Automocion SA(b)	46,043	161,822

See Accompanying Notes to the Financial Statements.

188	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

GUD Holdings Ltd.(a)	6,543	$33,639

Hella GmbH & Co. KGaA	660	51,565

Johnson Electric Holdings Ltd.(a)	144,778	149,207

JTEKT Corp.	6,700	47,331

Koito Manufacturing Co. Ltd.	5,000	71,114

KYB Corp.	8,200	179,574

Linamar Corp.	1,584	67,712

Magna International, Inc.	5,781	321,758

Musashi Seimitsu Industry Co. Ltd.(a)	16,400	189,449

NGK Spark Plug Co. Ltd.	2,700	49,228

NHK Spring Co. Ltd.	68,500	379,749

Nifco, Inc.	2,400	55,788

NOK Corp.	37,100	303,519

Nokian Renkaat OYJ	2,552	28,779

Pirelli & C SpA(b)	9,548	36,030

Schaeffler AG (Preference)	55,350	284,740

Shoei Co. Ltd.	2,200	81,259

Stanley Electric Co. Ltd.(a)	3,800	64,631

Sumitomo Electric Industries Ltd.(a)	16,400	171,464

Sumitomo Rubber Industries Ltd.	4,900	42,066

TI Fluid Systems plc(b)	132,389	211,567

Tokai Rika Co. Ltd.	18,800	196,304

Toyo Tire Corp.(a)	41,400	485,486

Toyoda Gosei Co. Ltd.	2,000	31,971

Toyota Boshoku Corp.(a)	2,700	34,405

TS Tech Co. Ltd.(a)	33,400	349,426

Valeo	4,746	78,288

Vitesco Technologies Group AG*	6,355	340,428

Yokohama Rubber Co. Ltd. (The)	3,600	56,385
		7,024,421

Automobiles – 2.1%

Aston Martin Lagonda Global Holdings plc* (a) (b)	578	703

Bayerische Motoren Werke AG	6,847	538,130

Bayerische Motoren Werke AG (Preference)	1,012	74,716

Investments	Shares	Value

Automobiles – (continued)

Ferrari NV	1,886	$371,874

Honda Motor Co. Ltd.	36,900	837,378

Isuzu Motors Ltd.	12,300	144,321

Mazda Motor Corp.	8,900	60,058

Mercedes-Benz Group AG	15,744	911,850

Mitsubishi Motors Corp.*	13,500	45,413

Nissan Motor Co. Ltd.(a)	53,700	171,395

Piaggio & C SpA	35,322	90,767

PIERER Mobility AG(a)	440	25,501

Porsche Automobil Holding SE (Preference)	3,034	169,724

Renault SA*	3,265	100,584

Stellantis NV	48,568	655,331

Subaru Corp.	12,700	197,846

Suzuki Motor Corp.	11,500	388,401

Toyota Motor Corp.	262,400	3,635,838

Trigano SA	2,378	243,491

Volkswagen AG (Preference)	4,018	513,634

Volvo Car AB, Class B*	10,332	43,841

Yamaha Motor Co. Ltd.(a)	8,200	169,368
		9,390,164

Banks – 10.4%

77 Bank Ltd. (The)	24,600	298,077

ABN AMRO Bank NV, CVA(b)	9,052	89,072

AIB Group plc	18,788	54,408

Aktia Bank OYJ(a)	13,612	135,341

Alandsbanken Abp, Class B(a)	1,512	47,820

Alior Bank SA*	29,643	182,654

AMCO - Asset Management Co. SpA* (a)	239	925

Aozora Bank Ltd.	2,900	49,889

Australia & New Zealand Banking Group Ltd.(a)	60,395	987,117

Awa Bank Ltd. (The)(a)	16,400	206,221

Banca Popolare di Sondrio SpA	139,031	498,803

Banco Bilbao Vizcaya Argentaria SA(a)	144,115	741,949

Banco BPM SpA	32,208	97,440

Banco Comercial Portugues SA, Class R	189,546	27,052

Banco de Sabadell SA	125,993	99,072

Banco Santander SA(a)	365,802	947,959

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	189

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Bank Hapoalim BM	23,493	$227,621

Bank Leumi Le-Israel BM	31,037	297,627

Bank Millennium SA*	25,740	23,521

Bank of Ireland Group plc	17,794	128,313

Bank of Kyoto Ltd. (The)	1,600	57,698

Bank of Montreal(a)	13,858	1,274,910

Bank of Nova Scotia (The)	24,805	1,197,470

Bank of Queensland Ltd.(a)	13,492	63,498

Bank Polska Kasa Opieki SA	4,004	65,825

Bankinter SA(a)	9,240	55,853

Banque Cantonale de Geneve	697	125,366

Banque Cantonale Vaudoise (Registered)	701	62,412

Barclays plc	335,913	571,467

BAWAG Group AG* (b)	2,105	101,777

Bendigo & Adelaide Bank Ltd.(a)	9,421	54,279

Berner Kantonalbank AG (Registered)	126	27,762

BNP Paribas SA	24,559	1,152,841

BPER Banca	40,348	74,671

CaixaBank SA	96,227	318,890

Canadian Imperial Bank of Commerce	18,327	831,268

Canadian Western Bank(a)	28,249	490,819

Chiba Bank Ltd. (The)	17,400	95,174

Chugin Financial Group, Inc.	61,500	370,734

Close Brothers Group plc	47,232	534,017

Commerzbank AG*	20,787	166,331

Commonwealth Bank of Australia	24,641	1,649,410

Concordia Financial Group Ltd.	32,321	98,506

Credit Agricole SA	28,126	255,355

Credito Emiliano SpA	28,085	166,547

Dah Sing Banking Group Ltd.(a)	149,440	89,095

Dah Sing Financial Holdings Ltd.	65,600	129,865

Daishi Hokuetsu Financial Group, Inc.	16,400	289,636

Danske Bank A/S	13,079	211,138

DBS Group Holdings Ltd.	37,856	914,900

DNB Bank ASA	17,056	301,851

Investments	Shares	Value

Banks – (continued)

Erste Group Bank AG	7,380	$182,059

FIBI Holdings Ltd.	1,100	52,101

FinecoBank Banca Fineco SpA	11,029	148,683

First International Bank of Israel Ltd. (The)	1,144	49,635

Fukuoka Financial Group, Inc.	2,800	47,547

Graubuendner Kantonalbank	7	11,786

Gunma Bank Ltd. (The)	139,400	379,837

Hachijuni Bank Ltd. (The)	159,000	507,054

Hang Seng Bank Ltd.	12,300	173,143

Heartland Group Holdings Ltd.	50,556	50,224

Hirogin Holdings, Inc.	95,300	393,036

Hokuhoku Financial Group, Inc.	40,900	245,727

HSBC Holdings plc	424,145	2,184,342

Hyakugo Bank Ltd. (The)	90,200	199,656

ING Bank Slaski SA	748	26,086

ING Groep NV	82,738	813,979

Intesa Sanpaolo SpA	361,702	689,595

Israel Discount Bank Ltd., Class A	29,866	170,736

Iyogin Holdings, Inc.	102,500	480,657

Jyske Bank A/S (Registered)*	1,292	69,775

KBC Ancora	352	12,517

KBC Group NV	6,519	326,663

Kiyo Bank Ltd. (The)	22,700	218,852

Kyushu Financial Group, Inc.(a)	134,400	339,990

Laurentian Bank of Canada(a)	14,801	329,864

Liechtensteinische Landesbank AG	3,526	192,728

Lloyds Banking Group plc	1,509,538	730,310

Luzerner Kantonalbank AG (Registered)	16	6,603

Mebuki Financial Group, Inc.	28,010	54,462

Mediobanca Banca di Credito Finanziario SpA	13,776	124,881

Mitsubishi UFJ Financial Group, Inc.	262,400	1,234,896

Mizrahi Tefahot Bank Ltd.	3,047	115,750

Mizuho Financial Group, Inc.	53,329	576,219

National Australia Bank Ltd.	45,674	946,866

National Bank of Canada	6,970	473,984

NatWest Group plc	96,664	261,319

See Accompanying Notes to the Financial Statements.

190	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Nishi-Nippon Financial Holdings, Inc.	53,300	$271,816

Nordea Bank Abp	66,502	635,023

North Pacific Bank Ltd.(a)	94,300	149,728

Ogaki Kyoritsu Bank Ltd. (The)	13,500	159,401

Oversea-Chinese Banking Corp. Ltd.	86,170	738,635

Pareto Bank ASA	16,280	73,674

Powszechna Kasa Oszczednosci Bank Polski SA	16,716	91,334

Raiffeisen Bank International AG	4,224	58,739

Resona Holdings, Inc.	56,300	212,003

Ringkjoebing Landbobank A/S	704	76,638

Royal Bank of Canada(a)	29,438	2,720,325

San-In Godo Bank Ltd. (The)(a)	53,300	253,886

Santander Bank Polska SA	836	44,539

Shiga Bank Ltd. (The)	17,400	294,653

Shinsei Bank Ltd.	2,600	38,658

Shizuoka Financial Group, Inc.	17,200	108,545

Skandinaviska Enskilda Banken AB, Class A	39,811	419,710

Skandinaviska Enskilda Banken AB, Class C	684	7,799

Societe Generale SA	16,359	375,512

Spar Nord Bank A/S	28,823	348,973

SpareBank 1 Nord Norge	33,907	281,448

Sparebank 1 Oestlandet	1,329	14,368

SpareBank 1 SMN	3,103	33,487

SpareBank 1 SR-Bank ASA	4,796	48,805

Sparebanken Vest	31,529	279,905

St Galler Kantonalbank AG (Registered)	110	51,826

Standard Chartered plc	54,694	327,580

Sumitomo Mitsui Financial Group, Inc.	27,900	783,306

Sumitomo Mitsui Trust Holdings, Inc.	8,200	235,957

Suruga Bank Ltd.	70,500	186,881

Svenska Handelsbanken AB, Class A	28,700	266,600

Investments	Shares	Value

Banks – (continued)

Svenska Handelsbanken AB, Class B	908	$9,926

Swedbank AB, Class A	17,220	256,575

Sydbank A/S	20,213	616,113

TBC Bank Group plc	14,596	316,608

Toronto-Dominion Bank (The)	38,177	2,440,272

Unicaja Banco SA	549,933	487,000

UniCredit SpA	46,371	575,085

United Overseas Bank Ltd.	30,926	606,675

Valiant Holding AG (Registered)	5,289	518,462

Virgin Money UK plc	41,844	65,569

Walliser Kantonalbank (Registered)	485	52,098

Westpac Banking Corp.	51,783	798,346

Yamaguchi Financial Group, Inc.	77,900	409,848

Zuger Kantonalbank AG	10	73,745
		46,577,884

Beverages – 1.1%

Anheuser-Busch InBev SA/NV	13,817	690,995

Asahi Group Holdings Ltd.(a)	6,900	193,303

Britvic plc	3,520	29,484

Budweiser Brewing Co. APAC Ltd.(b)	14,400	30,305

C&C Group plc* (a)	23,522	44,279

Carlsberg A/S, Class B	1,599	188,503

Coca-Cola Bottlers Japan Holdings, Inc.	3,354	30,328

Coca-Cola Europacific Partners plc(a)	3,250	152,912

Coca-Cola HBC AG	4,000	87,618

Davide Campari-Milano NV	10,094	90,725

Diageo plc	33,620	1,392,728

Fevertree Drinks plc	2,199	24,192

Heineken Holding NV	1,461	99,779

Heineken NV	3,403	284,540

Ito En Ltd.	800	28,257

Kirin Holdings Co. Ltd.	16,438	242,143

Olvi OYJ, Class A	1,452	44,846

Pernod Ricard SA	2,829	496,857

Primo Water Corp.	8,815	128,343

Remy Cointreau SA	398	61,011

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	191

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Beverages – (continued)

Royal Unibrew A/S	836	$47,757

Sapporo Holdings Ltd.(a)	6,000	132,405

Suntory Beverage & Food Ltd.	1,800	60,309

Takara Holdings, Inc.	12,300	85,732

Treasury Wine Estates Ltd.	8,668	71,779
		4,739,130

Biotechnology – 0.6%

Abcam plc*	4,545	70,330

Argenx SE*	861	335,963

Bavarian Nordic A/S* (a)	3,823	121,807

BioGaia AB, Class B	5,670	44,896

Biotest AG (Preference)	924	31,963

Clinuvel Pharmaceuticals Ltd.(a)	1,368	17,110

CSL Ltd.	6,929	1,242,737

Galapagos NV*	924	42,182

Genmab A/S*	943	363,552

Genus plc	2,520	74,102

Grifols SA* (a)	3,564	30,314

Grifols SA (Preference), Class B*	5,680	35,423

Idorsia Ltd.* (a)	3,564	55,201

Imugene Ltd.* (a)	171,556	19,198

Mesoblast Ltd.*	44,748	26,468

Pacific Edge Ltd.* (a)	60,412	15,091

PeptiDream, Inc.* (a)	2,500	27,467

Pharma Mar SA	414	24,804

Takara Bio, Inc.	400	4,691

Telix Pharmaceuticals Ltd.* (a)	14,168	62,784

Valneva SE*	4,620	31,260

Vitrolife AB(a)	880	14,223
		2,691,566

Building Products – 1.0%

AGC, Inc.(a)	5,000	156,928

Arbonia AG(a)	2,156	26,283

Assa Abloy AB, Class B	14,842	299,514

Belimo Holding AG (Registered)	132	53,816

Bunka Shutter Co. Ltd.(a)	22,200	159,665

Carel Industries SpA(b)	840	18,306

Central Glass Co. Ltd.(a)	12,500	295,186

Investments	Shares	Value

Building Products – (continued)

Cie de Saint-Gobain	11,152	$456,314

Daikin Industries Ltd.	4,200	632,536

dormakaba Holding AG	126	40,038

Fletcher Building Ltd.	17,649	52,701

Geberit AG (Registered)	533	237,167

Genuit Group plc	15,664	46,079

Inrom Construction Industries Ltd.(a)	8,932	36,621

Inwido AB	4,884	43,844

James Halstead plc	9,372	20,502

Kingspan Group plc	2,461	124,292

Lindab International AB	2,244	23,861

Lixil Corp.	6,000	90,867

Munters Group AB(b)	10,384	80,954

Nibe Industrier AB, Class B(a)	23,739	189,260

Nichias Corp.	21,300	329,026

Nichiha Corp.(a)	12,300	233,198

Nitto Boseki Co. Ltd.	1,900	28,238

Noritz Corp.(a)	16,400	168,596

Reliance Worldwide Corp. Ltd.(a)	13,860	28,449

ROCKWOOL A/S, Class A	88	17,360

ROCKWOOL A/S, Class B	174	34,650

Sanwa Holdings Corp.	5,400	46,576

Schweiter Technologies AG	56	37,548

Sekisui Jushi Corp.	13,500	154,768

Steico SE	396	17,417

Takara Standard Co. Ltd.	2,176	18,695

Takasago Thermal Engineering Co. Ltd.(a)	20,500	249,638

TOTO Ltd.	3,000	85,781

Uponor OYJ	2,112	28,055

Volution Group plc	7,524	26,768
		4,589,497

Capital Markets – 2.9%

3i Group plc	20,992	280,483

abrdn plc	43,554	79,732

AJ Bell plc	11,352	42,452

Allfunds Group plc	4,048	25,545

Alpha FX Group plc	1,804	39,464

Amundi SA(b)	880	41,557

Anima Holding SpA(b)	68,429	212,093

See Accompanying Notes to the Financial Statements.

192	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Ashmore Group plc	22,554	$53,597

ASX Ltd.	2,624	113,595

Avanza Bank Holding AB(a)	2,704	53,955

Azimut Holding SpA	3,740	60,252

Banca Generali SpA	1,397	41,781

Brederode SA*	80	7,630

Brookfield Asset Management, Inc., Class A	20,828	823,755

Bure Equity AB	968	18,693

Canaccord Genuity Group, Inc.(a)	33,087	169,310

CI Financial Corp.	5,304	53,038

CMC Markets plc(a) (b)	45,059	127,362

Credit Suisse Group AG (Registered)(a)	51,619	213,027

Daiwa Securities Group, Inc.	36,900	143,990

Deutsche Bank AG (Registered)	42,558	406,321

Deutsche Boerse AG	2,788	453,696

EFG International AG*	28,864	236,507

EQT AB(a)	4,756	93,653

Euronext NV(b)	1,394	88,590

Fairfax India Holdings Corp.* (a) (b)	6,468	60,541

flatexDEGIRO AG*	4,400	38,521

Flow Traders(b)	798	19,213

Generation Capital Ltd.* (a)	314,839	104,216

Gimv NV	6,055	258,828

GMO Financial Holdings, Inc.(a)	8,400	32,270

Haitong International Securities Group Ltd.* (a)	923,999	67,094

Hargreaves Lansdown plc	5,061	44,472

Hong Kong Exchanges & Clearing Ltd.	17,258	459,489

HUB24 Ltd.(a)	4,532	73,435

IG Group Holdings plc	8,448	77,375

IGM Financial, Inc.	2,200	58,820

Impax Asset Management Group plc	4,224	32,584

Insignia Financial Ltd.(a)	198,809	400,455

IntegraFin Holdings plc(b)	5,764	16,724

Intermediate Capital Group plc	5,280	64,560

Investments	Shares	Value

Capital Markets – (continued)

Investec plc	16,636	$83,990

IP Group plc	310,370	210,833

JAFCO Group Co. Ltd.	21,400	328,699

Japan Exchange Group, Inc.	8,200	107,772

JTC plc(b)	5,016	40,368

Julius Baer Group Ltd.	4,674	224,044

Jupiter Fund Management plc	190,527	227,699

Leonteq AG(a)	616	24,868

Liontrust Asset Management plc	2,508	24,660

London Stock Exchange Group plc	4,715	410,729

Macquarie Group Ltd.	5,576	604,365

Magellan Financial Group Ltd.(a)	2,640	16,763

Man Group plc	32,340	80,688

Matsui Securities Co. Ltd.	8,400	44,759

Molten Ventures plc*	50,676	186,707

Ninety One plc	28,555	66,937

Nomura Holdings, Inc.	53,000	171,799

Nordnet AB publ	2,420	30,002

Okasan Securities Group, Inc.(a)	52,900	125,991

Onex Corp.	880	44,237

Partners Group Holding AG	369	331,630

Pendal Group Ltd.(a)	106,313	333,791

Perpetual Ltd.(a)	3,971	63,228

Pinnacle Investment Management Group Ltd.(a)	6,468	33,667

Platinum Asset Management Ltd.(a)	37,488	42,909

Quilter plc(b)	22,680	25,240

Rathbones Group plc	2,142	46,216

Ratos AB, Class B(a)	8,448	31,627

Rothschild & Co.	1,452	51,520

SBI Holdings, Inc.	4,800	86,806

Schroders plc	12,127	54,691

Singapore Exchange Ltd.	16,400	97,582

Sprott, Inc.	1,056	37,803

St James’s Place plc	8,118	99,542

Swissquote Group Holding SA (Registered)(a)	660	78,217

Tamburi Investment Partners SpA	10,560	74,311

Tikehau Capital SCA(a)	1,672	40,652

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	193

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

TMX Group Ltd.	836	$80,275

Tokai Tokyo Financial Holdings, Inc.(a)	65,600	150,500

TP ICAP Group plc	255,061	540,343

UBS Group AG (Registered)	76,588	1,216,071

UOB-Kay Hian Holdings Ltd.	118,900	111,750

Van Lanschot Kempen NV, CVA	10,824	233,749

Vontobel Holding AG (Registered)	339	19,105

VZ Holding AG	285	19,650

WealthNavi, Inc.* (a)	2,400	22,460

XTB SA(b)	17,952	102,640
		12,770,560

Chemicals – 3.4%

ADEKA Corp.(a)	2,300	34,445

Aica Kogyo Co. Ltd.(a)	1,500	32,294

Air Liquide SA	7,503	981,083

Air Water, Inc.	6,000	67,131

Akzo Nobel NV	2,255	139,162

Arkema SA	1,599	126,619

Asahi Kasei Corp.	32,800	210,634

BASF SE	19,926	894,791

Borregaard ASA	1,692	22,751

Calix Ltd.* (a)	9,988	25,994

Chr Hansen Holding A/S	1,584	87,984

Ciech SA*	9,548	67,117

Clariant AG (Registered)*	2,836	45,654

Corbion NV	2,352	62,671

Covestro AG(b)	3,731	126,999

Croda International plc	2,378	185,083

Daicel Corp.	8,900	50,777

Denka Co. Ltd.	1,400	32,449

DIC Corp.(a)	27,499	462,156

Elementis plc*	41,976	44,704

Elkem ASA(b)	7	23

EMS-Chemie Holding AG (Registered)	126	79,258

Essentra plc	16,940	43,884

Evonik Industries AG	4,160	76,701

FUCHS PETROLUB SE	55	1,326

Investments	Shares	Value

Chemicals – (continued)

FUCHS PETROLUB SE (Preference)	1,182	$33,879

Fuso Chemical Co. Ltd.	1,100	24,903

Givaudan SA (Registered)	123	367,494

Grupa Azoty SA*	12,177	83,709

Hexpol AB	5,784	57,053

ICL Group Ltd.	9,848	89,316

Incitec Pivot Ltd.	36,784	88,206

Israel Corp. Ltd.	104	45,241

JCU Corp.	1,400	26,590

Johnson Matthey plc	4,920	109,582

JSR Corp.	3,100	59,107

K+S AG (Registered)	4,961	109,636

Kaneka Corp.	21,800	541,205

Kansai Paint Co. Ltd.	5,300	69,176

Kemira OYJ	2,992	39,507

KH Neochem Co. Ltd.(a)	10,500	179,362

Koninklijke DSM NV	2,756	324,960

Kumiai Chemical Industry Co. Ltd.(a)	8,000	52,639

Kuraray Co. Ltd.	6,700	46,114

Kureha Corp.(a)	6,200	398,775

LANXESS AG	2,156	72,983

Lenzing AG(a)	132	6,314

Lintec Corp.	14,100	211,735

Methanex Corp.(a)	1,290	44,969

Mitsubishi Chemical Group Corp.	33,500	151,481

Mitsubishi Gas Chemical Co., Inc.	6,200	78,921

Mitsui Chemicals, Inc.	5,500	101,944

Nihon Parkerizing Co. Ltd.	38,800	252,689

Nippon Kayaku Co. Ltd.	7,900	62,824

Nippon Paint Holdings Co. Ltd.	12,300	78,615

Nippon Sanso Holdings Corp.	2,800	44,684

Nippon Shokubai Co. Ltd.	10,700	384,418

Nippon Soda Co. Ltd.	9,939	296,562

Nissan Chemical Corp.	2,900	130,723

Nitto Denko Corp.	1,800	94,823

NOF Corp.	1,200	41,336

Novozymes A/S, Class B	3,567	187,382

Nufarm Ltd.(a)	14,448	51,460

Nutrien Ltd.	11,603	979,159

See Accompanying Notes to the Financial Statements.

194	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

OCI NV	1,318	$50,438

Okamoto Industries, Inc.(a)	5,900	147,267

Orica Ltd.	4,722	41,910

Osaka Soda Co. Ltd.(a)	8,800	214,028

Recticel SA	2,200	30,398

Robertet SA	44	36,660

Sanyo Chemical Industries Ltd.	3,800	107,761

Shikoku Chemicals Corp.(a)	15,500	135,150

Shin-Etsu Chemical Co. Ltd.	5,700	595,943

Shin-Etsu Polymer Co. Ltd.(a)	13,100	109,288

Showa Denko KK	4,200	61,374

Sika AG (Registered)	2,255	508,797

SOL SpA	3,009	54,126

Solvay SA	1,476	133,101

Sumitomo Bakelite Co. Ltd.	12,300	333,495

Sumitomo Chemical Co. Ltd.	35,800	120,670

Symrise AG	2,132	217,775

Synthomer plc(a)	110,864	143,599

T Hasegawa Co. Ltd.	900	19,195

Taiyo Holdings Co. Ltd.	1,800	31,777

Teijin Ltd.	3,000	27,248

Tessenderlo Group SA*	4,141	125,443

Toagosei Co. Ltd.(a)	38,000	292,219

Tokai Carbon Co. Ltd.	6,600	43,116

Tokuyama Corp.	24,600	287,153

Tokyo Ohka Kogyo Co. Ltd.	700	30,235

Toray Industries, Inc.	36,900	179,864

Tosoh Corp.(a)	7,800	84,961

Toyo Gosei Co. Ltd.	300	15,461

Toyo Ink SC Holdings Co. Ltd.(a)	13,900	179,086

Toyobo Co. Ltd.(a)	32,800	229,502

Treatt plc	3,432	25,605

UBE Corp.	32,600	420,454

Umicore SA	3,034	100,005

Victrex plc	3,192	60,750

Wacker Chemie AG	256	29,831

Yara International ASA	3,198	142,723

Zeon Corp.	3,600	30,372
		15,317,946

Investments	Shares	Value

Commercial Services & Supplies – 1.2%

Befesa SA(b)	2,184	$75,852

Biffa plc(b)	15,576	73,778

Big Technologies plc*	11,924	37,548

Boyd Group Services, Inc.	208	29,561

Brambles Ltd.	23,903	178,526

Bravida Holding AB(b)	4,312	40,387

Caverion OYJ	8,888	39,486

Cleanaway Waste Management Ltd.	35,024	60,469

Coor Service Management Holding AB(b)	6,692	35,518

Dai Nippon Printing Co. Ltd.	5,700	114,395

Daiseki Co. Ltd.	1,499	46,391

Derichebourg SA	31,816	139,051

Downer EDI Ltd.(a)	9,548	27,414

Duskin Co. Ltd.	3,700	70,995

Elis SA	4,661	53,851

GFL Environmental, Inc.	1,760	47,443

HomeServe plc	3,784	51,671

Intrum AB(a)	2,464	31,016

ISS A/S*	2,508	46,048

Japan Elevator Service Holdings Co. Ltd.	4,200	49,676

Kokuyo Co. Ltd.(a)	32,800	407,366

Loomis AB	2,271	63,421

Marlowe plc*	4,092	37,691

Mitie Group plc	469,983	386,356

Mitsubishi Pencil Co. Ltd.(a)	18,200	177,427

Nippon Kanzai Co. Ltd.	1,300	22,128

Okamura Corp.	30,500	280,920

Park24 Co. Ltd.*	2,200	29,381

Pilot Corp.	1,700	66,223

Prestige International, Inc.	4,000	19,376

Prosegur Cash SA(a) (b)	159,861	96,063

Prosegur Cia de Seguridad SA	77,203	143,985

Raksul, Inc.* (a)	1,600	31,626

Rentokil Initial plc	30,012	188,114

Restore plc	7,172	29,727

Ritchie Bros Auctioneers, Inc.	2,091	136,431

Sdiptech AB, Class B*	1,056	20,355

Secom Co. Ltd.	2,700	154,242

Securitas AB, Class B	7,047	57,611

Serco Group plc	405,736	763,313

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	195

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Commercial Services & Supplies – (continued)

SG Fleet Group Ltd.(a)	59,146	$76,020

Smart Metering Systems plc	5,165	43,530

Societe BIC SA	756	43,412

Sohgo Security Services Co. Ltd.	1,900	47,425

SPIE SA	2,992	70,025

TOMRA Systems ASA(a)	3,872	62,574

TOPPAN, Inc.	8,200	122,419

TRE Holdings Corp.	4,200	45,381

Waste Connections, Inc.	3,936	518,846
		5,390,464

Communications Equipment – 0.3%

AudioCodes Ltd.(a)	1,936	39,650

Gilat Satellite Networks Ltd.* (a)	7,568	45,522

Nokia OYJ	84,009	374,217

Spirent Communications plc	40,672	121,752

Telefonaktiebolaget LM Ericsson, Class A(a)	3,789	22,493

Telefonaktiebolaget LM Ericsson, Class B	70,233	390,238

VTech Holdings Ltd.	49,200	261,674
		1,255,546

Construction & Engineering – 2.1%

Ackermans & van Haaren NV	454	63,313

ACS Actividades de Construccion y Servicios SA(a)	3,133	80,354

AF Gruppen ASA	704	10,198

Arcadis NV	1,848	62,794

Ashtrom Group Ltd.	1,861	40,697

Badger Infrastructure Solutions Ltd.(a)	2,812	59,330

Balfour Beatty plc	212,339	730,007

Bouygues SA	3,895	111,177

Chudenko Corp.	12,300	169,809

Cie d’Entreprises CFE*	352	3,736

COMSYS Holdings Corp.	4,200	68,947

Daiho Corp.(a)	4,100	116,406

Eiffage SA	1,640	148,377

Investments	Shares	Value

Construction & Engineering – (continued)

Elco Ltd.	231	$13,389

Elecnor SA	11,972	119,509

Electra Ltd.	15	8,769

EXEO Group, Inc.	3,900	57,174

Fasadgruppen Group AB	2,508	19,972

Ferrovial SA	6,928	169,197

Fomento de Construcciones y Contratas SA	3,980	33,121

Fugro NV*	7,040	91,497

Gold Finance Holdings Ltd.* ‡	89,827	—

Hazama Ando Corp.(a)	55,700	323,404

HOCHTIEF AG	442	23,503

Instalco AB(b)	7,260	29,049

JGC Holdings Corp.	5,400	65,104

Johns Lyng Group Ltd.(a)	7,568	31,456

Kajima Corp.	12,400	116,880

Kandenko Co. Ltd.	35,800	201,358

Keller Group plc	23,903	172,830

Kinden Corp.	2,300	23,428

Kumagai Gumi Co. Ltd.	13,100	221,572

Kyudenko Corp.	18,500	393,312

Maire Tecnimont SpA(a)	69,044	214,409

MIRAIT ONE Corp.(a)	31,000	298,039

Monadelphous Group Ltd.(a)	7,216	63,123

Morgan Sindall Group plc	13,694	242,805

NCC AB, Class B	25,502	212,431

Nippon Densetsu Kogyo Co. Ltd.	18,100	202,755

Nippon Road Co. Ltd. (The)	700	28,869

Nishimatsu Construction Co. Ltd.(a)	10,200	248,421

NRW Holdings Ltd.(a)	169,986	277,179

Obayashi Corp.	16,500	106,015

Okumura Corp.(a)	10,600	200,540

Peab AB, Class B	3,999	20,736

Penta-Ocean Construction Co. Ltd.	87,600	436,129

Raito Kogyo Co. Ltd.	15,500	211,589

Sacyr SA(a)	36,710	90,053

Sanki Engineering Co. Ltd.(a)	18,000	194,974

Shapir Engineering and Industry Ltd.	2,525	20,892

Shikun & Binui Ltd.* (a)	3,556	14,175

See Accompanying Notes to the Financial Statements.

196	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

Shimizu Corp.	17,800	$88,979

SHO-BOND Holdings Co. Ltd.	1,200	51,993

Skanska AB, Class B	6,478	100,713

SNC-Lavalin Group, Inc.(a)	2,068	35,764

Stantec, Inc.	1,848	90,310

Sumitomo Densetsu Co. Ltd.	6,400	112,641

Sweco AB, Class B	4,708	35,362

Taikisha Ltd.	12,700	299,909

Taisei Corp.	4,600	125,495

Takamatsu Construction Group Co. Ltd.	4,300	56,124

Toda Corp.	5,200	25,994

Totetsu Kogyo Co. Ltd.(a)	10,000	166,112

Veidekke ASA	3,088	25,692

Vestum AB* (a)	21,560	30,116

Vinci SA	7,831	721,192

Webuild SpA(a)	139,810	190,276

WSP Global, Inc.	1,435	176,149

Yokogawa Bridge Holdings Corp.	14,800	196,756
		9,392,380

Construction Materials – 0.6%

Adbri Ltd.(a)	22,176	22,334

Boral Ltd.(a)	3,476	6,401

Breedon Group plc	81,796	49,254

Brickworks Ltd.(a)	3,147	44,533

Buzzi Unicem SpA	3,148	52,255

Cementir Holding NV	18,081	105,256

CRH plc	15,211	548,070

CSR Ltd.(a)	15,532	45,985

HeidelbergCement AG	3,075	141,778

Holcim AG*	11,070	503,086

Ibstock plc(b)	27,720	49,629

Imerys SA	1,103	45,198

James Hardie Industries plc, CHDI(a)	6,190	134,579

Maeda Kosen Co. Ltd.	1,200	24,422

Marshalls plc	13,860	40,277

Mitani Sekisan Co. Ltd.(a)	1,200	30,921

RHI Magnesita NV(a)	10,537	224,680

Investments	Shares	Value

Construction Materials – (continued)

Sumitomo Osaka Cement Co. Ltd.(a)	1,700	$36,199

Taiheiyo Cement Corp.	2,200	29,914

Titan Cement International SA*	12,505	139,166

Vicat SA(a)	6,109	140,078

Wienerberger AG	2,596	59,372
		2,473,387

Consumer Finance – 0.4%

AEON Financial Service Co. Ltd.	400	3,918

Aiful Corp.(a)	102,500	279,292

Cembra Money Bank AG	1,176	85,314

Credit Corp. Group Ltd.(a)	3,350	39,801

Credit Saison Co. Ltd.	6,200	66,324

Direct Finance of Direct Group 2006 Ltd.(a)	369	85,448

goeasy Ltd.	528	42,784

Gruppo MutuiOnline SpA	1,056	23,379

Isracard Ltd.	56,580	168,156

Jaccs Co. Ltd.	8,000	194,301

KRUK SA	5,043	294,250

Latitude Group Holdings Ltd.(a)	88,452	71,832

Marui Group Co. Ltd.	3,200	52,833

Orient Corp.(a)	16,400	132,957

Provident Financial plc	70,643	132,820

Resurs Holding AB(b)	37,356	81,132
		1,754,541

Containers & Packaging – 0.5%

Billerud AB	3,558	45,914

Cascades, Inc.(a)	25,871	167,662

CCL Industries, Inc., Class B	2,759	129,450

DS Smith plc	26,376	88,128

FP Corp.	1,200	28,621

Fuji Seal International, Inc.(a)	14,300	167,692

Huhtamaki OYJ	2,051	73,685

Infinya Ltd.(a)	798	77,340

Mayr Melnhof Karton AG(a)	275	39,139

Orora Ltd.	19,096	36,999

Pact Group Holdings Ltd.(a)	74,172	68,061

Rengo Co. Ltd.(a)	79,000	438,490

SIG Group AG*	6,150	118,237

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	197

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Containers & Packaging – (continued)

Smurfit Kappa Group plc	4,018	$133,154

Toyo Seikan Group Holdings Ltd.	5,600	64,087

Transcontinental, Inc., Class A(a)	21,197	241,643

Verallia SA(b)	1,364	38,664

Vidrala SA(a)	924	70,593

Winpak Ltd.	1,716	52,233
		2,079,792

Distributors – 0.1%

Bapcor Ltd.(a)	6,776	28,684

D’ieteren Group	220	36,595

Inchcape plc	8,938	76,563

Inter Cars SA	484	36,518

PALTAC Corp.	800	22,767

Uni-Select, Inc.*	1,554	42,095
		243,222

Diversified Consumer Services – 0.1%

AcadeMedia AB(b)	26,691	114,151

Benesse Holdings, Inc.(a)	6,200	91,518

G8 Education Ltd.(a)	51,492	31,774

IDP Education Ltd.(a)	2,501	47,322

InvoCare Ltd.(a)	4,432	28,964

LITALICO, Inc.	1,200	25,431

Park Lawn Corp.	1,496	23,196

Perfect Medical Health Management Ltd.(a)	88,000	31,165
		393,521

Diversified Financial Services – 1.0%

AMP Ltd.*	65,142	52,485

Banca IFIS SpA	8,487	100,238

Banca Mediolanum SpA	4,444	33,293

BFF Bank SpA(b)	10,956	77,315

Burford Capital Ltd.	12,915	104,831

Challenger Ltd.(a)	9,812	44,045

Creades AB, Class A(a)	20,582	138,108

ECN Capital Corp.	16,720	50,379

eGuarantee, Inc.(a)	2,800	45,324

Element Fleet Management Corp.(a)	9,751	129,746

Investments	Shares	Value

Diversified Financial Services – (continued)

Eurazeo SE	1,144	$65,353

Fuyo General Lease Co. Ltd.	7,100	394,564

GRENKE AG	1,804	36,801

Groupe Bruxelles Lambert NV	1,312	96,735

HAL Trust	1,215	140,019

Hypoport SE*	88	8,611

Illimity Bank SpA* (a)	3,080	20,944

Industrivarden AB, Class A	3,388	76,710

Industrivarden AB, Class C	3,828	85,945

Investment AB Oresund	9,198	95,389

Investor AB, Class A(a)	7,798	132,596

Investor AB, Class B	27,506	448,939

Japan Securities Finance Co. Ltd.	8,800	52,752

Kinnevik AB, Class B*	4,578	56,549

L E Lundbergforetagen AB, Class B	1,348	53,210

M&G plc	67,732	136,627

Mitsubishi HC Capital, Inc.	23,929	102,713

Mizuho Leasing Co. Ltd.	12,438	271,128

ORIX Corp.	26,100	383,681

PEUGEOT INVEST	308	25,388

Plus500 Ltd.	36,162	751,514

Ricoh Leasing Co. Ltd.	5,400	131,880

Sofina SA	316	61,683

SRH NV* ‡	2,857	—

Svolder AB, Class B(a)	31,980	165,855

Tokyo Century Corp.	600	20,466

Wendel SE	497	38,953

Zenkoku Hosho Co. Ltd.(a)	600	19,820
		4,650,589

Diversified Telecommunication Services – 1.2%

Aussie Broadband Ltd.* (a)	13,244	19,817

BCE, Inc.(a)	4,223	190,245

Bezeq The Israeli Telecommunication Corp. Ltd.	52,780	93,848

BT Group plc	121,483	181,550

Cellnex Telecom SA(b)	8,323	272,282

Chorus Ltd.	13,585	65,584

Deutsche Telekom AG (Registered)	72,119	1,365,987

Elisa OYJ	2,378	114,953

See Accompanying Notes to the Financial Statements.

198	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

Gamma Communications plc	3,432	$42,043

Helios Towers plc*	10,824	15,640

HKBN Ltd.	51,500	34,771

HKT Trust & HKT Ltd.	53,400	60,340

Infrastrutture Wireless Italiane SpA(b)	5,179	45,720

Internet Initiative Japan, Inc.	2,000	31,460

Koninklijke KPN NV	53,546	149,823

NetLink NBN Trust(b)	61,600	37,219

Nippon Telegraph & Telephone Corp.	25,600	705,126

NOS SGPS SA	20,496	80,300

Orange SA	41,984	399,637

PCCW Ltd.	36,035	13,772

Proximus SADP	2,464	25,838

RAI Way SpA(b)	8,120	38,907

Singapore Telecommunications Ltd.	123,000	217,299

Spark New Zealand Ltd.	20,724	61,643

Swisscom AG (Registered)	369	182,260

Telecom Italia SpA* (a)	112,508	22,028

Telecom Italia SpA*	96,272	18,412

Telefonica Deutschland Holding AG	24,508	53,435

Telefonica SA	114,440	394,177

Telekom Austria AG*	1,426	8,287

Telenor ASA	12,054	109,562

Telia Co. AB(a)	30,873	81,719

Telstra Group Ltd.	63,919	160,222

TELUS Corp.	6,318	131,775

TELUS Corp.*	2,497	52,080

United Internet AG (Registered)	1,848	34,566
		5,512,327

Electric Utilities – 1.3%

Acciona SA(a)	516	92,869

BKW AG	440	51,353

Chubu Electric Power Co., Inc.(a)	16,400	133,619

Chugoku Electric Power Co., Inc. (The)	4,206	19,752

CK Infrastructure Holdings Ltd.	11,000	52,268

Investments	Shares	Value

Electric Utilities – (continued)

CLP Holdings Ltd.	25,500	$171,194

Contact Energy Ltd.	11,528	50,564

EDP – Energias de Portugal SA	39,811	174,111

Electricite de France SA	12,294	145,202

Elia Group SA/NV(a)	476	60,171

Emera, Inc.(a)	3,649	135,067

Endesa SA(a)	5,986	99,896

Enea SA*	60,803	66,457

Enel SpA	156,415	698,605

EVN AG	748	12,450

Fortis, Inc.	6,642	258,804

Fortum OYJ	9,225	129,879

Genesis Energy Ltd.(a)	15,388	25,299

HK Electric Investments & HK Electric Investments Ltd.(b)	44,500	28,288

Hokkaido Electric Power Co., Inc.(a)	72,200	220,046

Hokuriku Electric Power Co.(a)	66,100	221,467

Hydro One Ltd.(b)	4,633	116,025

Iberdrola SA	82,620	839,031

Infratil Ltd.	8,272	42,001

Kansai Electric Power Co., Inc. (The)	20,500	155,438

Kyushu Electric Power Co., Inc.	13,200	65,452

Manawa Energy Ltd.(a)	5,123	15,685

Mercury NZ Ltd.	17,980	60,793

Okinawa Electric Power Co., Inc. (The)(a)	17,170	119,330

Origin Energy Ltd.	26,363	93,898

Orsted A/S(b)	2,870	236,762

PGE Polska Grupa Energetyczna SA*	10,843	12,385

Power Assets Holdings Ltd.	22,500	107,629

Red Electrica Corp. SA	4,830	78,050

Romande Energie Holding SA (Registered)	21	23,502

Shikoku Electric Power Co., Inc.	61,500	296,256

SSE plc	14,329	256,704

Terna – Rete Elettrica Nazionale	21,416	141,985

Tohoku Electric Power Co., Inc.	10,900	45,834

Tokyo Electric Power Co. Holdings, Inc.*	22,400	73,092

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	199

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Verbund AG	924	$72,374
		5,699,587

Electrical Equipment – 1.5%

ABB Ltd. (Registered)	25,133	699,178

Alfen Beheer BV* (b)	945	100,451

Ballard Power Systems, Inc.* (a)	18,450	104,420

Ceres Power Holdings plc* (a)	12,012	45,335

Daihen Corp.(a)	8,200	212,124

DiscoverIE Group plc	4,796	41,138

Fagerhult AB	6,336	25,228

Fuji Electric Co. Ltd.	1,500	58,129

Fujikura Ltd.	86,100	509,759

Furukawa Electric Co. Ltd.(a)	24,600	380,002

GARO AB(a) (b)	1,980	19,961

GS Yuasa Corp.	27,300	416,383

Huber + Suhner AG (Registered)	867	77,278

Idec Corp.	2,200	47,216

ITM Power plc* (a)	10,192	9,700

Legrand SA	4,264	325,093

Mabuchi Motor Co. Ltd.	1,600	43,489

Mitsubishi Electric Corp.	47,000	414,236

NEL ASA* (a)	12,688	15,505

Nexans SA	748	69,936

Nidec Corp.	8,310	460,577

Nissin Electric Co. Ltd.(a)	17,600	163,644

NKT A/S*	2,706	135,218

Nordex SE*	7,130	66,650

PowerCell Sweden AB* (a)	2,948	32,413

Prysmian SpA	3,936	128,336

Sanyo Denki Co. Ltd.(a)	4,100	150,335

Schneider Electric SE	8,159	1,034,282

Siemens Energy AG	6,384	74,548

Siemens Gamesa Renewable Energy SA*	4,136	73,417

Signify NV(b)	2,730	75,711

Somfy SA	275	29,300

TKH Group NV, CVA	2,194	77,760

Ushio, Inc.	4,200	43,686

Varta AG	352	9,452

Investments	Shares	Value

Electrical Equipment – (continued)

Vestas Wind Systems A/S	15,621	$307,752
		6,477,642

Electronic Equipment, Instruments & Components – 1.7%

Ai Holdings Corp.(a)	3,800	56,347

Alps Alpine Co. Ltd.	5,348	46,055

ALSO Holding AG (Registered)*	52	8,179

Amano Corp.	4,900	83,966

Anritsu Corp.	4,700	47,400

AT&S Austria Technologie & Systemtechnik AG(a)	880	27,180

Azbil Corp.(a)	2,100	57,150

Barco NV	3,034	65,551

Basler AG	792	21,526

Canon Marketing Japan, Inc.	1,500	31,688

Celestica, Inc.*	36,695	402,178

Citizen Watch Co. Ltd.(a)	22,400	94,190

Codan Ltd.(a)	7,304	18,075

Comet Holding AG (Registered)	462	73,772

Daiwabo Holdings Co. Ltd.	32,800	424,358

Dexerials Corp.	3,500	81,828

FIH Mobile Ltd.* (a)	328,000	26,742

FIT Hon Teng Ltd.* (a) (b)	474,000	55,553

Halma plc	6,519	158,745

Hamamatsu Photonics KK	2,700	122,434

Hexagon AB, Class B	27,593	272,673

Hioki EE Corp.	700	33,438

Hirose Electric Co. Ltd.	582	75,611

Horiba Ltd.	800	32,940

Hosiden Corp.	20,500	216,537

Ibiden Co. Ltd.(a)	2,800	94,756

Inficon Holding AG (Registered)(a)	126	100,221

Iriso Electronics Co. Ltd.	1,200	34,877

Japan Aviation Electronics Industry Ltd.(a)	20,544	320,527

Jenoptik AG	2,585	56,770

Kaga Electronics Co. Ltd.	8,300	246,540

Keyence Corp.	3,000	1,136,744

Kyocera Corp.	5,700	285,355

Lagercrantz Group AB, Class B	2,640	22,636

See Accompanying Notes to the Financial Statements.

200	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Landis+Gyr Group AG* (a)	1,102	$63,538

LEM Holding SA (Registered)	27	45,002

Macnica Holdings, Inc.	16,500	330,588

Maruwa Co. Ltd.	600	70,683

Meiko Electronics Co. Ltd.(a)	8,200	145,811

Murata Manufacturing Co. Ltd.	9,000	442,022

Mycronic AB	924	14,516

NCAB Group AB	5,280	23,023

Nichicon Corp.	3,200	30,163

Nippon Electric Glass Co. Ltd.	2,200	38,158

Nissha Co. Ltd.(a)	16,400	193,421

Nohmi Bosai Ltd.	10,700	115,613

Novonix Ltd.* (a)	6,864	11,763

Oki Electric Industry Co. Ltd.	32,800	162,637

Omron Corp.	2,500	116,998

Oxford Instruments plc	3,036	66,904

Renishaw plc	880	35,482

Riken Keiki Co. Ltd.	1,200	33,101

Sensirion Holding AG* (b)	528	48,118

Sesa SpA	294	31,876

Shimadzu Corp.	4,900	129,394

Softwareone Holding AG*	3,256	36,668

Spectris plc	2,112	73,436

Taiyo Yuden Co. Ltd.	2,500	68,204

TDK Corp.	8,200	256,810

Topcon Corp.	6,400	70,228

Vaisala OYJ, Class A	836	32,513

Venture Corp. Ltd.	4,500	50,657

VSTECS Holdings Ltd.	250,000	120,066

Yokogawa Electric Corp.	4,900	82,120
		7,772,055

Energy Equipment & Services – 0.4%

Aker Solutions ASA(a) (b)	7,560	28,940

Borr Drilling Ltd.* (a)	8,106	39,529

BW Offshore Ltd.(a)	41,194	104,918

Drilling Co. of 1972 A/S (The)*	843	41,632

John Wood Group plc*	234,356	377,486

Lapidoth Capital Ltd.(a)	2,352	44,708

Pason Systems, Inc.	2,898	30,742

Investments	Shares	Value

Energy Equipment & Services – (continued)

Petrofac Ltd.* (a)	20,076	$24,894

Precision Drilling Corp.*	462	34,039

Saipem SpA* (a)	65,310	63,516

SBM Offshore NV	7,626	103,259

Secure Energy Services, Inc.	16,104	84,413

Subsea 7 SA	26	260

Technip Energies NV	41,492	535,778

Tenaris SA	7,474	116,012

TGS ASA	3,948	53,922

Vallourec SA*	8,806	93,781

Worley Ltd.(a)	7,728	70,518
		1,848,347

Entertainment – 0.5%

Bollore SE	12,858	64,367

Capcom Co. Ltd.(a)	3,400	94,816

CD Projekt SA	1,193	31,779

CTS Eventim AG & Co. KGaA*	704	33,635

Daiichikosho Co. Ltd.	1,100	31,601

DeNA Co. Ltd.	1,100	14,365

Embracer Group AB* (a)	6,644	31,968

EVT Ltd.* (a)	2,282	21,801

Kahoot! ASA*	34,776	74,155

Kinepolis Group NV*	1,030	38,847

Koei Tecmo Holdings Co. Ltd.	2,492	37,690

Konami Group Corp.	1,000	43,933

MIXI, Inc.(a)	4,200	65,896

Modern Times Group MTG AB, Class B*	7,040	52,693

Nexon Co. Ltd.	8,200	137,756

Nintendo Co. Ltd.	16,600	677,916

Paradox Interactive AB	952	16,420

Shochiku Co. Ltd.* (a)	800	63,565

Square Enix Holdings Co. Ltd.	1,800	80,412

Stillfront Group AB*	132,225	257,380

Team17 Group plc*	5,676	26,957

Toei Animation Co. Ltd.	200	20,601

Toho Co. Ltd.	1,200	42,789

Ubisoft Entertainment SA*	1,425	39,111

Universal Music Group NV	9,143	179,392
		2,179,845

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	201

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – 2.4%

Activia Properties, Inc.(a)	15	$44,455

Advance Logistics Investment Corp.	44	43,042

Advance Residence Investment Corp.	18	41,901

Aedifica SA	704	53,716

AEON REIT Investment Corp.	29	31,217

Allied Properties REIT	1,540	29,794

Altarea SCA	88	11,724

Arena REIT(a)	14,580	36,640

ARGAN SA	991	74,341

Argosy Property Ltd.	68,432	47,110

Artis REIT(a)	21,279	148,979

Assura plc	57,957	37,335

Big Yellow Group plc	4,224	54,761

Boardwalk REIT(a)	7,421	263,751

British Land Co. plc (The)	10,868	45,785

BWP Trust(a)	12,444	32,466

Canadian Apartment Properties REIT(a)	1,012	31,301

Capital & Counties Properties plc	43,340	53,442

CapitaLand Ascendas REIT	64,135	118,743

CapitaLand Ascott Trust	30,164	20,357

CapitaLand China Trust	73,814	50,597

CapitaLand Integrated Commercial Trust	75,746	100,631

Carmila SA(a)	21,812	305,260

CDL Hospitality Trusts	38,294	31,391

Centuria Capital Group(a)	23,730	25,568

Centuria Industrial REIT(a)	20,824	40,347

Champion REIT	108,000	32,332

Charter Hall Group(a)	8,140	67,354

Charter Hall Long Wale REIT(a)	7,926	22,047

Charter Hall Retail REIT(a)	6,292	16,134

Charter Hall Social Infrastructure REIT(a)	16,370	36,323

Choice Properties REIT	3,957	37,973

Cofinimmo SA	526	43,643

Comforia Residential REIT, Inc.	19	40,330

Covivio	660	35,355

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

CRE Logistics REIT, Inc.(a)	44	$60,567

Crombie REIT	3,256	35,590

Cromwell European REIT(b)	23,174	35,959

Cromwell Property Group(a)	398,438	178,347

CT REIT(a)	3,432	38,999

Daiwa House REIT Investment Corp.	42	84,771

Daiwa Securities Living Investments Corp.	26	20,186

Derwent London plc	1,508	37,572

Dexus	14,476	71,832

Dexus Industria REIT(a)	18,568	31,464

Dream Office REIT(a)	1,452	16,404

Eurocommercial Properties NV	16,031	352,693

Far East Hospitality Trust	53,976	21,932

First Capital REIT(a)	1,819	21,136

Fortune REIT	92,000	58,717

Frasers Centrepoint Trust	33,249	48,871

Frasers Hospitality Trust	39,200	12,327

Frasers Logistics & Commercial Trust(b)	43,839	34,077

Frontier Real Estate Investment Corp.(a)	12	42,386

Fukuoka REIT Corp.	26	30,367

Gecina SA	704	62,796

Global One Real Estate Investment Corp.	48	37,073

GLP J-REIT	74	76,721

Goodman Group	25,707	279,452

Goodman Property Trust	19,085	22,951

GPT Group (The)	29,568	81,490

Granite REIT(a)	484	24,703

Great Portland Estates plc	14,238	84,260

Growthpoint Properties Australia Ltd.	4,004	8,500

H&R REIT(a)	5,632	46,285

Hamborner REIT AG	6,058	43,229

Hammerson plc(a)	171,380	37,737

Hankyu Hanshin REIT, Inc.	26	26,991

Heiwa Real Estate REIT, Inc.	43	44,581

Home Consortium Ltd.(a)	9,954	30,552

Hoshino Resorts REIT, Inc.(a)	16	75,998

Hulic Reit, Inc.	65	76,136

See Accompanying Notes to the Financial Statements.

202	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

ICADE	836	$31,117

Ichigo Office REIT Investment Corp.(a)	128	72,252

Industrial & Infrastructure Fund Investment Corp.	44	46,476

Ingenia Communities Group(a)	28,760	72,091

Inmobiliaria Colonial Socimi SA	7,185	37,885

InterRent REIT(a)	6,380	53,648

Invincible Investment Corp.	121	38,017

Japan Excellent, Inc.	42	38,854

Japan Hotel REIT Investment Corp.	77	40,563

Japan Logistics Fund, Inc.	19	40,714

Japan Metropolitan Fund Invest	144	106,085

Japan Prime Realty Investment Corp.	13	35,291

Japan Real Estate Investment Corp.	24	100,595

Kenedix Office Investment Corp.(a)	18	40,993

Kenedix Residential Next Investment Corp.	42	61,544

Kenedix Retail REIT Corp.	31	55,749

Keppel DC REIT	21,100	26,243

Keppel Pacific Oak US REIT(b)	241,900	130,626

Keppel REIT	27,933	17,667

Killam Apartment REIT(a)	16,072	186,047

Kiwi Property Group Ltd.	57,540	30,252

Klepierre SA*	3,960	79,647

Land Securities Group plc	12,222	80,266

LaSalle Logiport REIT	44	46,980

Lendlease Global Commercial REIT	606,800	300,163

Link REIT	31,923	188,695

LondonMetric Property plc	19,734	42,465

LXI REIT plc(b)	118,203	165,761

Manulife US REIT(b)	114,400	41,756

Mapletree Industrial Trust	35,086	54,547

Mapletree Logistics Trust	45,115	48,459

Mapletree Pan Asia Commercial Trust	59,162	66,474

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Menivim- The New REIT Ltd.	159,941	$81,436

Mercialys SA(a)	30,586	264,963

Merlin Properties Socimi SA(a)	2,992	25,343

Mirai Corp.	88	28,359

Mirvac Group(a)	63,924	84,614

Mitsubishi Estate Logistics REIT Investment Corp.(a)	15	44,404

Mitsui Fudosan Logistics Park, Inc.	9	29,852

Montea NV	405	27,659

Mori Hills REIT Investment Corp.	16	17,514

Mori Trust Sogo Reit, Inc.	42	41,905

National Storage REIT(a)	8,949	14,936

Nextensa SA	1,012	50,211

Nippon Accommodations Fund, Inc.	8	34,070

Nippon Building Fund, Inc.	24	106,731

Nippon Prologis REIT, Inc.	41	85,925

NIPPON REIT Investment Corp.	11	27,160

Nomura Real Estate Master Fund, Inc.	93	106,055

NorthWest Healthcare Properties REIT(a)	4,268	33,605

NTT UD REIT Investment Corp.(a)	65	63,673

One REIT, Inc.	14	23,350

Orix JREIT, Inc.	49	65,769

OUE Commercial REIT	2,977	684

Parkway Life REIT	12,500	35,333

Precinct Properties New Zealand Ltd.(a)	22,735	16,312

Primary Health Properties plc	29,080	37,198

Prime US REIT(b)	172,200	80,934

Property for Industry Ltd.	26,697	38,774

Reit 1 Ltd.	54,038	284,815

RioCan REIT(a)	2,596	36,940

Rural Funds Group	20,724	33,793

Safestore Holdings plc	4,488	46,686

Samty Residential Investment Corp.	44	35,553

Sasseur REIT(b)	149,600	75,059

Scentre Group(a)	67,117	124,462

Segro plc	17,794	160,824

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	203

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Sekisui House Reit, Inc.(a)	55	$29,640

Sella Capital Real Estate Ltd.	73,127	188,911

Shaftesbury plc	8,712	36,872

Shopping Centres Australasia Property Group(a)	32,912	57,244

SOSiLA Logistics REIT, Inc.(a)	207	198,456

Star Asia Investment Corp.	66	25,177

Starhill Global REIT	146,296	53,242

Stockland	53,956	124,208

Stride Property Group	32,208	29,938

Summit Industrial Income REIT(a)	3,212	40,996

Sunlight REIT	55,000	17,516

Suntec REIT	43,500	39,654

Target Healthcare REIT plc	40,084	40,013

Tokyu REIT, Inc.	63	89,731

Tritax Big Box REIT plc	33,836	54,657

UK Commercial Property REIT Ltd.	63,932	44,901

Unibail-Rodamco-Westfield* (a)	2,952	139,695

Unibail-Rodamco-Westfield, CHDI*	5	12

UNITE Group plc (The)	6,093	62,505

United Urban Investment Corp.	40	42,305

Urban Logistics REIT plc	16,506	24,991

Vicinity Ltd.(a)	65,692	81,703

Vital Healthcare Property Trust	28,750	39,083

Warehouse Reit plc(a) (b)	20,284	28,025

Warehouses De Pauw CVA	2,992	76,827

Waypoint REIT Ltd.	43,262	75,522

Workspace Group plc	8,954	42,206

Xior Student Housing NV(b)	925	26,010
		10,752,660

Food & Staples Retailing – 1.7%

Aeon Co. Ltd.	13,813	258,027

Ain Holdings, Inc.	800	33,639

Alimentation Couche-Tard, Inc.	12,423	555,554

Arcs Co. Ltd.	19,218	256,524

Axfood AB	1,496	37,013

Axial Retailing, Inc.(a)	8,200	187,022

Belc Co. Ltd.(a)	4,900	187,580

Investments	Shares	Value

Food & Staples Retailing – (continued)

Carrefour SA	12,546	$201,931

Casino Guichard Perrachon SA* (a)	20,500	197,344

Coles Group Ltd.(a)	18,450	192,659

Cosmos Pharmaceutical Corp.	200	19,376

Create SD Holdings Co. Ltd.	500	10,664

DFI Retail Group Holdings Ltd.	7,600	17,024

Dino Polska SA* (b)	1,012	66,217

Empire Co. Ltd., Class A	3,212	82,416

Endeavour Group Ltd.(a)	23,616	107,974

Etablissements Franz Colruyt NV	1,044	25,167

Fuji Co. Ltd.(a)	4,200	52,050

George Weston Ltd.	1,148	126,200

GrainCorp Ltd., Class A	70,479	377,217

Heiwado Co. Ltd.(a)	13,500	171,026

HelloFresh SE*	1,980	39,647

Inageya Co. Ltd.(a)	11,198	84,907

J Sainsbury plc	32,120	71,892

Jeronimo Martins SGPS SA	5,155	106,892

Kato Sangyo Co. Ltd.	11,300	264,568

Kesko OYJ, Class A	2,248	43,236

Kesko OYJ, Class B	4,715	91,803

Kobe Bussan Co. Ltd.(a)	1,900	41,353

Koninklijke Ahold Delhaize NV	22,960	641,064

Kusuri no Aoki Holdings Co. Ltd.(a)	600	28,984

Lawson, Inc.	800	25,566

Life Corp.	8,200	122,364

Loblaw Cos. Ltd.	2,460	201,301

Marks & Spencer Group plc*	48,796	59,271

MARR SpA	1,155	12,169

MatsukiyoCocokara & Co.	2,400	87,516

Maxvalu Tokai Co. Ltd.	500	9,433

Metcash Ltd.(a)	17,514	45,917

Metro, Inc.	3,608	188,778

Mitsubishi Shokuhin Co. Ltd.	5,500	111,380

North West Co., Inc. (The)(a)	1,428	37,112

Ocado Group plc* (a)	9,870	53,683

Oisix ra daichi, Inc.* (a)	2,000	22,646

Seven & i Holdings Co. Ltd.	12,600	470,821

Sheng Siong Group Ltd.	17,900	19,733

Shop Apotheke Europe NV* (a) (b)	748	31,013

See Accompanying Notes to the Financial Statements.

204	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food & Staples Retailing – (continued)

Shufersal Ltd.	3,578	$24,531

Sligro Food Group NV(a)	2,552	37,027

Sonae SGPS SA	333,658	321,032

Sugi Holdings Co. Ltd.	800	32,132

Sundrug Co. Ltd.	1,600	37,246

Tesco plc	166,418	412,143

Tsuruha Holdings, Inc.	900	52,377

United Super Markets Holdings, Inc.	2,000	14,102

Valor Holdings Co. Ltd.	14,200	164,322

Welcia Holdings Co. Ltd.	2,300	48,125

Woolworths Group Ltd.	17,958	379,177

Zur Rose Group AG* (a)	260	7,030
		7,604,917

Food Products – 2.9%

a2 Milk Co. Ltd. (The)* (a)	12,579	42,385

AAK AB	2,860	41,669

Agrana Beteiligungs AG(a)	5,885	79,685

Ajinomoto Co., Inc.	8,200	225,971

Ariake Japan Co. Ltd.	800	27,719

Aryzta AG*	62,524	64,102

Associated British Foods plc	7,339	114,030

Ausnutria Dairy Corp. Ltd.*	98,000	46,192

Austevoll Seafood ASA	3,432	25,385

Bakkafrost P/F	1,281	64,008

Bakkavor Group plc(b)	38,192	40,015

Barry Callebaut AG (Registered)	38	71,918

Bega Cheese Ltd.(a)	22,616	46,422

Bell Food Group AG (Registered)	820	199,930

Bumitama Agri Ltd.	213,200	89,643

Calbee, Inc.	3,200	64,265

Chocoladefabriken Lindt & Spruengli AG	24	230,227

Chocoladefabriken Lindt & Spruengli AG (Registered)	3	291,681

Cloetta AB, Class B	16,456	30,051

Costa Group Holdings Ltd.(a)	16,050	26,068

Cranswick plc	2,058	70,468

Danone SA	8,569	426,338

Investments	Shares		Value

Food Products – (continued)

DyDo Group Holdings, Inc.	500		$15,272

Ebro Foods SA	1,618		25,235

Elders Ltd.(a)	12,136		100,885

Emmi AG (Registered)	41		32,734

First Pacific Co. Ltd.	820,000		217,278

First Resources Ltd.	5,100		5,370

Fuji Oil Holdings, Inc.(a)	17,600		277,200

Glanbia plc(a)	2,024		23,385

Golden Agri-Resources Ltd.	213,400		43,733

Greencore Group plc*	148,092		114,239

Grieg Seafood ASA	3,299		22,846

Hilton Food Group plc	3,916		27,503

House Foods Group, Inc.	2,400		44,937

Inghams Group Ltd.(a)	105,247		170,270

Itoham Yonekyu Holdings, Inc.	55,400		247,862

Japfa Ltd.	201,820		72,736

JDE Peet’s NV	1,804		51,671

Kagome Co. Ltd.	900		18,008

Kameda Seika Co. Ltd.	900		27,823

Kernel Holding SA	13,728		47,617

Kerry Group plc, Class A(a)	2,419		210,392

Kewpie Corp.	2,100		33,188

Kikkoman Corp.	3,500		190,265

Kotobuki Spirits Co. Ltd.	500		25,667

KWS Saat SE & Co. KGaA	704		40,913

Leroy Seafood Group ASA	5,456		25,084

Maple Leaf Foods, Inc.	301		4,455

Maruha Nichiro Corp.(a)	16,400		253,004

Megmilk Snow Brand Co. Ltd.	18,400		200,545

Mehadrin Ltd.*	—	(d)	14

MEIJI Holdings Co. Ltd.	2,800		115,289

Morinaga & Co. Ltd.	1,100		27,531

Morinaga Milk Industry Co. Ltd.	1,200		34,070

Mowi ASA	5,699		84,990

Nestle SA (Registered)	40,262		4,386,878

Neto Malinda Trading Ltd.*	1,596		53,918

NH Foods Ltd.	3,200		76,321

Nichirei Corp.	1,600		24,909

Nippn Corp.	26,100		274,811

Nippon Suisan Kaisha Ltd.	94,900		338,393

Nisshin Oillio Group Ltd. (The)	9,300		199,596

Nisshin Seifun Group, Inc.	2,690		29,102

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	205

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Nissin Foods Holdings Co. Ltd.	1,500	$97,184

Norway Royal Salmon ASA*	132	1,676

Orkla ASA	12,859	86,775

Premier Foods plc	206,353	246,138

Premium Brands Holdings Corp.(a)	660	38,887

Prima Meat Packers Ltd.	8,200	108,517

Riken Vitamin Co. Ltd.	10,000	126,821

S Foods, Inc.	7,200	132,001

Sakata Seed Corp.(a)	2,800	92,307

Salmar ASA	748	25,339

Saputo, Inc.	4,349	105,724

Savencia SA	1,676	92,928

Schouw & Co. A/S(a)	420	26,652

Societe LDC SA	1,617	149,268

Strauss Group Ltd.	952	23,933

Suedzucker AG	1,979	25,232

Synlait Milk Ltd.* (a)	1,760	3,190

Tate & Lyle plc	9,428	76,093

Toyo Suisan Kaisha Ltd.	1,800	67,575

UIE plc(a)	4,510	110,766

United Malt Grp Ltd.(a)	25,168	50,051

Vilmorin & Cie SA	1,612	71,456

Viscofan SA	1,554	92,538

Vitasoy International Holdings Ltd.* (a)	72,000	122,907

WH Group Ltd.(b)	150,500	76,114

Wilmar International Ltd.	69,700	191,107

Yakult Honsha Co. Ltd.	2,500	138,595

Yamazaki Baking Co. Ltd.(a)	2,900	29,559
		12,943,444

Gas Utilities – 0.5%

AltaGas Ltd.(a)	6,337	114,145

APA Group(a)	15,936	107,100

Brookfield Infrastructure Corp., Class A(a)	1,055	45,462

Enagas SA(a)	2,268	36,818

Hong Kong & China Gas Co. Ltd.	149,907	115,727

Italgas SpA	6,908	35,605

Keppel Infrastructure Trust	55,647	20,842

Investments	Shares	Value

Gas Utilities – (continued)

Naturgy Energy Group SA(a)	3,936	$100,988

Nippon Gas Co. Ltd.	6,000	87,234

Osaka Gas Co. Ltd.	9,500	140,741

Rubis SCA	30,422	691,554

Saibu Gas Holdings Co. Ltd.	1,400	16,248

Shizuoka Gas Co. Ltd.(a)	20,500	150,335

Snam SpA	29,438	130,986

Superior Plus Corp.(a)	10,208	77,530

Toho Gas Co. Ltd.	2,000	37,340

Tokyo Gas Co. Ltd.	8,200	146,583
		2,055,238

Health Care Equipment & Supplies – 1.4%

Advanced Medical Solutions Group plc	10,648	33,469

Alcon, Inc.	7,790	474,367

Ambu A/S, Class B(a)	3,172	35,524

Ansell Ltd.(a)	2,200	39,714

Arjo AB, Class B	4,131	16,471

Asahi Intecc Co. Ltd.	3,200	54,555

BioMerieux	825	73,010

Carl Zeiss Meditec AG	715	86,602

Cellavision AB	1,320	24,727

Cochlear Ltd.	826	105,484

Coloplast A/S, Class B	1,640	182,886

ConvaTec Group plc(b)	26,224	65,821

Demant A/S*	1,980	54,123

DiaSorin SpA	293	38,312

Eckert & Ziegler Strahlen- und Medizintechnik AG	264	10,447

Eiken Chemical Co. Ltd.	1,600	19,785

El.En. SpA	2,684	32,841

Elekta AB, Class B	6,069	30,811

EssilorLuxottica SA	1,645	260,703

EssilorLuxottica SA	2,578	408,949

Fisher & Paykel Healthcare Corp. Ltd.	10,109	114,990

Fukuda Denshi Co. Ltd.	4,100	214,055

Getinge AB, Class B	2,980	60,488

GN Store Nord A/S(a)	2,064	43,897

Hogy Medical Co. Ltd.	1,200	26,642

Hoya Corp.	5,100	476,082

Japan Lifeline Co. Ltd.	23,500	158,738

See Accompanying Notes to the Financial Statements.

206	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – (continued)

Jeol Ltd.	1,100	$40,408

Koninklijke Philips NV	14,293	181,073

Mani, Inc.	4,200	61,318

Medacta Group SA(b)	336	30,251

Medistim ASA	1,188	27,538

Menicon Co. Ltd.	1,900	32,558

Nagaileben Co. Ltd.	1,500	20,608

Nakanishi, Inc.	4,200	76,746

Nanosonics Ltd.* (a)	16,777	44,092

Nihon Kohden Corp.	2,300	51,606

Nipro Corp.	46,100	347,995

Olympus Corp.	20,500	433,074

Paramount Bed Holdings Co. Ltd.	1,600	28,505

PHC Holdings Corp.(a)	8,400	87,258

PolyNovo Ltd.* (a)	32,604	41,697

Revenio Group OYJ	924	34,392

Siemens Healthineers AG(b)	4,715	217,066

Smith & Nephew plc	14,391	170,662

Sonova Holding AG (Registered)	785	185,670

STRATEC SE	308	25,845

Straumann Holding AG (Registered)	1,826	174,033

Surgical Science Sweden AB* (a)	1,584	22,834

Sysmex Corp.	2,700	145,831

Terumo Corp.	12,200	371,331

Xvivo Perfusion AB*	1,892	27,189

Ypsomed Holding AG (Registered)	81	13,047
		6,036,120

Health Care Providers & Services – 0.5%

Alfresa Holdings Corp.	5,500	63,313

Amplifon SpA(a)	2,112	52,477

Arvida Group Ltd.(a)	34,325	25,126

As One Corp.	800	34,231

BML, Inc.(a)	1,900	43,015

Chartwell Retirement Residences(a)	5,472	31,692

China Evergrande New Energy Vehicle Group Ltd.* ‡	40,000	—

Investments	Shares	Value

Health Care Providers & Services – (continued)

CVS Group plc	4,356	$94,839

dentalcorp Holdings Ltd.*	3,652	20,321

EBOS Group Ltd.(a)	2,041	44,464

Fagron	2,504	31,183

Fresenius Medical Care AG & Co. KGaA	2,394	66,204

Fresenius SE & Co. KGaA	9,061	208,662

Galenica AG(b)	792	56,902

H.U. Group Holdings, Inc.	20,500	382,043

Healius Ltd.	14,608	32,040

Ilex Medical Ltd.(a)	1,008	25,576

Integral Diagnostics Ltd.(a)	13,068	21,977

Korian SA	2,730	25,795

Mediclinic International plc	11,132	63,571

Medicover AB, Class B	1,320	16,341

Medipal Holdings Corp.	5,100	63,306

Mediterranean Towers Ltd.(a)	15,498	45,047

NMC Health plc*	2,074	62

Oceania Healthcare Ltd.	49,437	24,700

Orpea SA* (a)	16,605	134,772

Raffles Medical Group Ltd.	4,124	3,876

Ramsay Health Care Ltd.	2,952	110,560

Ryman Healthcare Ltd.	8,272	40,271

Ship Healthcare Holdings, Inc.	6,000	115,087

Solasto Corp.	4,400	26,554

Sonic Healthcare Ltd.	7,462	156,365

Spire Healthcare Group plc* (b)	14,036	35,068

Summerset Group Holdings Ltd.	6,710	37,734

Suzuken Co. Ltd.	1,880	41,866

Toho Holdings Co. Ltd.	4,200	57,136

Uniphar plc	9,064	31,354
		2,263,530

Health Care Technology – 0.1%

CompuGroup Medical SE & Co. KGaA	624	19,735

Craneware plc	1,936	41,237

EMIS Group plc	2,728	58,358

M3, Inc.	6,500	194,429

Pro Medicus Ltd.(a)	1,100	39,264

Sectra AB, Class B*	2,948	39,056
		392,079

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	207

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – 1.3%

888 Holdings plc*	100,163	$107,019

Accor SA*	2,133	51,102

AmRest Holdings SE*	11,802	45,513

Arcland Service Holdings Co. Ltd.	1,400	20,543

Aristocrat Leisure Ltd.	10,373	245,886

Atom Corp.(a)	5,800	30,827

Autogrill SpA*	902	5,643

Basic-Fit NV* (a) (b)	2,058	51,868

Betsson AB, Class B*	42,886	312,027

Cafe de Coral Holdings Ltd.	38,000	44,342

Carnival plc*	4,488	35,974

Collins Foods Ltd.(a)	6,204	37,291

Colowide Co. Ltd.(a)	3,500	42,974

Compass Group plc	24,682	521,890

Corporate Travel Management Ltd.(a)	3,366	37,602

Create Restaurants Holdings, Inc.	4,400	27,797

Dalata Hotel Group plc* (a)	18,392	58,987

Domino’s Pizza Enterprises Ltd.(a)	1,398	56,989

Domino’s Pizza Group plc	24,948	64,973

Entain plc	9,553	138,915

Evolution AB(a) (b)	2,829	264,456

Flight Centre Travel Group Ltd.* (a)	4,576	48,720

Flutter Entertainment plc*	2,333	310,222

Food & Life Cos. Ltd.	2,000	33,761

Fuji Kyuko Co. Ltd.(a)	1,000	30,948

Galaxy Entertainment Group Ltd.	36,000	164,411

Genting Singapore Ltd.	104,400	59,389

Greggs plc	2,464	57,249

Heiwa Corp.	2,450	39,560

HIS Co. Ltd.* (a)	4,400	60,952

Hongkong & Shanghai Hotels Ltd. (The)* (a)	66,000	51,624

Ichibanya Co. Ltd.(a)	1,000	30,881

Imperial Hotel Ltd.	2,700	35,077

InterContinental Hotels Group plc	2,419	130,789

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

J D Wetherspoon plc*	3,795	$19,706

Jumbo Interactive Ltd.(a)	3,476	30,318

Kindred Group plc, SDR	7,392	64,218

KOMEDA Holdings Co. Ltd.	1,200	20,046

Kura Sushi, Inc.	1,400	32,778

Kyoritsu Maintenance Co. Ltd.(a)	1,600	65,987

La Francaise des Jeux SAEM(b)	1,364	44,488

Mandarin Oriental International Ltd.*	8,000	13,200

McDonald’s Holdings Co. Japan Ltd.	1,100	38,188

Melco International Development Ltd.* (a)	21,000	10,968

Melia Hotels International SA*	9,988	46,397

MGM China Holdings Ltd.* (a)	32,400	13,043

Mitchells & Butlers plc*	22,924	30,669

MOS Food Services, Inc.(a)	2,100	44,576

MTY Food Group, Inc.	1,452	58,780

Ohsho Food Service Corp.	704	30,029

Oriental Land Co. Ltd.	3,300	442,931

Playtech plc*	13,608	81,315

Plenus Co. Ltd.	1,000	17,728

Resorttrust, Inc.	4,200	64,709

Restaurant Brands International, Inc.	4,469	265,214

Restaurant Brands New Zealand Ltd.(a)	1,154	4,794

Round One Corp.	15,300	65,159

Royal Holdings Co. Ltd.*	1,600	25,598

Saizeriya Co. Ltd.	1,800	33,618

Sands China Ltd.*	40,400	70,508

Scandic Hotels Group AB* (a) (b)	9,870	31,288

Shangri-La Asia Ltd.*	32,000	17,692

SJM Holdings Ltd.* (a)	76,000	23,720

SkiStar AB	2,828	27,050

Skylark Holdings Co. Ltd.	3,700	39,506

Sodexo SA	1,394	123,640

SSP Group plc*	20,152	46,938

Star Entertainment Grp Ltd. (The)* (a)	11,421	21,471

Tabcorp Holdings Ltd.(a)	42,592	26,282

Tokyotokeiba Co. Ltd.	1,200	33,465

See Accompanying Notes to the Financial Statements.

208	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Toridoll Holdings Corp.	1,100	$21,388

Trainline plc* (b)	33,203	127,186

TUI AG*	28,116	42,665

Webjet Ltd.* (a)	12,894	43,534

Whitbread plc	2,508	74,269

Wynn Macau Ltd.*	12,800	5,104

Yoshinoya Holdings Co. Ltd.(a)	4,900	77,076

Zensho Holdings Co. Ltd.(a)	1,800	44,929
		5,718,369

Household Durables – 1.1%

Ariston Holding NV	3,402	29,017

Azorim-Investment Development & Construction Co. Ltd.(a)	4,285	14,988

Barratt Developments plc	22,673	98,205

Bellway plc	2,640	56,384

Berkeley Group Holdings plc	2,068	82,644

Bonava AB, Class B	30,184	88,281

Breville Group Ltd.(a)	2,420	30,717

Cairn Homes plc	38,456	37,236

Casio Computer Co. Ltd.	3,600	31,341

Countryside Partnerships plc* (a) (b)	23,352	57,160

Crest Nicholson Holdings plc	88,642	206,157

Danya Cebus Ltd.(a)	1,638	39,234

De’ Longhi SpA(a)	1,012	17,474

Dom Development SA	2,244	39,694

Electra Consumer Products 1970 Ltd.(a)	1,386	48,241

Electrolux AB, Class B(a)	6,909	85,193

Fiskars OYJ Abp	574	8,271

Focusrite plc(a)	2,156	16,632

Forbo Holding AG (Registered)	82	99,310

Fujitsu General Ltd.	2,100	48,037

Glenveagh Properties plc* (b)	34,100	33,366

Haseko Corp.	3,500	36,075

Iida Group Holdings Co. Ltd.	5,400	75,059

JM AB	1,842	27,737

JS Global Lifestyle Co. Ltd.(b)	22,000	17,712

Ki-Star Real Estate Co. Ltd.(a)	3,300	102,795

Man Wah Holdings Ltd.	19,200	10,713

Investments	Shares	Value

Household Durables – (continued)

Nagawa Co. Ltd.	500	$24,994

Neinor Homes SA(b)	5,964	47,569

Nikon Corp.	5,800	56,152

Nobia AB(a)	49,733	82,855

Open House Group Co. Ltd.	1,800	64,184

Panasonic Holdings Corp.	49,200	352,363

Persimmon plc	6,929	104,109

Pressance Corp.(a)	8,400	86,354

Redrow plc	10,340	49,834

Rinnai Corp.	600	40,933

Sangetsu Corp.	2,256	23,921

SEB SA	616	40,122

Sekisui Chemical Co. Ltd.	10,500	131,396

Sekisui House Ltd.	16,000	266,425

Sharp Corp.(a)	6,200	37,166

Sony Group Corp.	18,300	1,229,727

Sumitomo Forestry Co. Ltd.	3,300	51,731

Tama Home Co. Ltd.(a)	4,400	69,122

Taylor Wimpey plc	81,549	88,051

Token Corp.	2,600	137,316

Victoria plc* (a)	5,192	30,128

Videndum plc	2,376	35,180

Vistry Group plc	7,172	49,793

YIT OYJ(a)	63,747	159,905

Zojirushi Corp.	1,300	13,128
		4,710,131

Household Products – 0.3%

Earth Corp.	600	20,789

Essity AB, Class A	616	12,933

Essity AB, Class B	8,938	188,782

Henkel AG & Co. KGaA	1,650	96,950

Henkel AG & Co. KGaA (Preference)	2,870	180,916

Lion Corp.	6,800	68,807

Pigeon Corp.	2,400	31,454

Reckitt Benckiser Group plc	11,234	747,601

Sano-Brunos Enterprises Ltd.(a)	308	21,309

Unicharm Corp.	5,600	170,749
		1,540,290

Independent Power and Renewable Electricity Producers – 0.3%

Boralex, Inc., Class A	2,081	58,934

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	209

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Independent Power and Renewable Electricity Producers – (continued)

Brookfield Renewable Corp.	2,068	$64,176

Capital Power Corp.	2,535	84,745

ContourGlobal plc(b)	17,776	51,780

Corp. ACCIONA Energias Renovables SA	1,276	50,143

Doral Group Renewable Energy Resources Ltd.* (a)	2,244	6,905

Drax Group plc	12,710	76,241

EDP Renovaveis SA	3,895	82,036

Electric Power Development Co. Ltd.	3,100	43,131

Encavis AG	3,528	65,728

Enlight Renewable Energy Ltd.*	14,280	29,071

eRex Co. Ltd.	2,700	45,831

ERG SpA	704	22,085

Greenvolt-Energias Renovaveis SA*	4,875	37,486

Innergex Renewable Energy, Inc.	559	6,147

Meridian Energy Ltd.	28,875	81,862

Neoen SA(a) (b)	1,147	40,040

Northland Power, Inc.	3,566	103,630

Orron Energy ab	3,982	8,266

RENOVA, Inc.*	1,000	22,000

RWE AG	10,086	388,672

Scatec ASA(a) (b)	988	6,994

Solaria Energia y Medio Ambiente SA*	4,811	76,079

TransAlta Corp.(a)	3,906	34,362

Uniper SE	2,028	6,077

Voltalia SA (Registered)*	2,112	40,245
		1,532,666

Industrial Conglomerates – 1.0%

Aker ASA, Class A(a)	264	18,600

Bonheur ASA	336	9,550

Brookfield Business Corp., Class A(a)	7,790	199,997

CK Hutchison Holdings Ltd.	61,356	304,832

DCC plc	2,132	118,806

Hitachi Ltd.	19,800	900,515

Investments	Shares	Value

Industrial Conglomerates – (continued)

Investment AB Latour, Class B	2,024	$34,205

Italmobiliare SpA	245	6,260

Jardine Cycle & Carriage Ltd.	3,600	75,658

Jardine Matheson Holdings Ltd.	5,800	266,916

Keihan Holdings Co. Ltd.	2,500	64,335

Keppel Corp. Ltd.	28,700	141,360

Lifco AB, Class B	4,576	66,070

Melrose Industries plc	69,892	94,070

Nisshinbo Holdings, Inc.	52,600	365,211

Nolato AB, Class B	3,080	12,988

Noritsu Koki Co. Ltd.(a)	5,000	90,154

NWS Holdings Ltd.	44,000	31,221

Siemens AG (Registered)	10,660	1,165,682

Smiths Group plc	5,370	96,482

Storskogen Group AB, Class B	7,392	5,409

TOKAI Holdings Corp.(a)	43,795	261,647

Toshiba Corp.	5,700	198,686
		4,528,654

Insurance – 4.0%

Admiral Group plc	4,387	101,878

Aegon NV(a)	25,335	117,312

Ageas SA/NV	4,346	150,467

AIA Group Ltd.	179,200	1,357,152

Allianz SE (Registered)	8,446	1,520,933

Alm Brand A/S	57,708	78,910

ASR Nederland NV	3,374	148,694

Assicurazioni Generali SpA	25,092	376,707

AUB Group Ltd.(a)	5,876	77,703

Aviva plc	60,639	291,904

AXA SA	40,303	995,837

Baloise Holding AG (Registered)	984	134,510

Beazley plc	13,573	97,592

Clal Insurance Enterprises Holdings Ltd.* (a)	2,684	46,527

Coface SA	36,818	410,105

Conduit Holdings Ltd.	47,888	184,981

Dai-ichi Life Holdings, Inc.	20,600	326,737

Direct Line Insurance Group plc	22,704	52,751

Fairfax Financial Holdings Ltd.	533	261,446

Gjensidige Forsikring ASA	2,860	52,238

Great Eastern Holdings Ltd.	2,400	30,358

See Accompanying Notes to the Financial Statements.

210	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Great-West Lifeco, Inc.	5,912	$136,699

Grupo Catalana Occidente SA	704	19,134

Hannover Rueck SE	1,148	186,986

Harel Insurance Investments & Financial Services Ltd.	3,957	38,271

Helvetia Holding AG (Registered)	880	87,406

Hiscox Ltd.	5,060	52,386

iA Financial Corp., Inc.	2,829	157,248

IDI Insurance Co. Ltd.(a)	3,036	81,164

Insurance Australia Group Ltd.(a)	40,754	127,695

Intact Financial Corp.	2,624	398,222

Japan Post Holdings Co. Ltd.	48,000	322,810

Japan Post Insurance Co. Ltd.	4,400	65,037

Just Group plc	304,425	203,290

Lancashire Holdings Ltd.	78,966	450,223

Legal & General Group plc	128,002	343,237

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	40,084	37,577

Manulife Financial Corp.	40,836	675,985

Mapfre SA	22,440	38,480

Medibank Pvt Ltd.	48,899	87,864

Menora Mivtachim Holdings Ltd.*	1,761	36,026

Migdal Insurance & Financial Holdings Ltd.*	26,952	32,462

MS&AD Insurance Group Holdings, Inc.	9,600	254,540

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	2,952	780,169

nib holdings Ltd.	11,260	48,025

NN Group NV	7,184	304,248

Phoenix Group Holdings plc	15,047	93,967

Phoenix Holdings Ltd. (The)	5,085	55,351

Poste Italiane SpA(b)	11,425	99,595

Power Corp. of Canada	12,063	299,176

Powszechny Zaklad Ubezpieczen SA	9,856	55,360

Protector Forsikring ASA	4,092	48,725

Investments	Shares	Value

Insurance – (continued)

Prudential plc	40,631	$379,296

PSC Insurance Group Ltd.	14,212	43,622

QBE Insurance Group Ltd.(a)	30,996	242,602

Sampo OYJ, Class A	6,437	294,434

SCOR SE	3,124	47,009

Sompo Holdings, Inc.	6,700	279,161

Steadfast Group Ltd.	17,908	57,943

Storebrand ASA	12,259	95,272

Sun Life Financial, Inc.	12,546	532,174

Suncorp Group Ltd.	24,108	175,895

Swiss Life Holding AG (Registered)	656	317,856

Swiss Re AG	6,273	466,361

T&D Holdings, Inc.	12,300	121,399

Talanx AG	968	36,375

Tokio Marine Holdings, Inc.	41,300	747,726

Topdanmark A/S	880	40,655

Trisura Group Ltd.*	2,200	63,917

Tryg A/S	5,002	108,274

Unipol Gruppo SpA	6,080	26,176

UnipolSai Assicurazioni SpA(a)	11,528	26,000

Wuestenrot & Wuerttembergische AG	7,216	101,844

Zurich Insurance Group AG	3,116	1,330,469
		17,966,560

Interactive Media & Services – 0.2%

Adevinta ASA*	6,732	46,102

Auto Trader Group plc(b)	14,842	89,133

Baltic Classifieds Group plc	16,280	26,092

Better Collective A/S* (a)	2,464	31,997

carsales.com Ltd.(a)	6,387	82,990

Hemnet Group AB	6,720	83,434

Infocom Corp.	1,600	23,004

Kakaku.com, Inc.	1,600	27,138

Karnov Group AB*	5,418	28,878

Moneysupermarket.com Group plc	22,168	46,809

New Work SE	159	19,926

REA Group Ltd.(a)	1,056	82,105

Rightmove plc	13,244	74,992

Scout24 SE(b)	1,232	63,172

SEEK Ltd.(a)	5,397	74,510

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	211

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Interactive Media & Services – (continued)

Wirtualna Polska Holding SA(b)	1,936	$37,654

Z Holdings Corp.	27,200	70,381
		908,317

Internet & Direct Marketing Retail – 0.3%

Allegro.eu SA* (b)	3,080	14,976

ASKUL Corp.	1,000	10,462

ASOS plc* (a)	6,300	40,873

Auction Technology Group plc*	4,356	37,464

Belluna Co. Ltd.	15,600	75,253

BHG Group AB*	7,216	12,094

boohoo Group plc*	15,511	7,249

Boozt AB* (a) (b)	2,508	18,293

Delivery Hero SE* (b)	4,264	140,548

Demae-Can Co. Ltd.* (a)	8,800	28,774

Dustin Group AB(a) (b)	3,680	15,319

Just Eat Takeaway.com NV* (b)	1,936	33,265

Mercari, Inc.*	1,900	31,638

Prosus NV*	18,450	803,072

Rakuten Group, Inc.(a)	15,800	70,796

Takkt AG	2,728	35,320

Temple & Webster Group Ltd.* (a)	7,304	26,155

THG plc* (a)	50,904	31,180

Zalando SE* (b)	938	21,629

Zalando SE* (b)	1,750	40,352

ZOZO, Inc.	2,800	59,622
		1,554,334

IT Services – 1.5%

Addnode Group AB	38,991	339,437

Adesso SE	220	21,787

Adyen NV* (b)	451	647,490

Alten SA	616	72,024

Amadeus IT Group SA*	6,027	314,161

Appen Ltd.(a)	2,420	3,931

Atea ASA*	2,420	26,907

Atos SE* (a)	968	9,452

Bechtle AG	1,364	47,184

Bell System24 Holdings, Inc.	13,500	125,613

Investments	Shares	Value

IT Services – (continued)

BIPROGY, Inc.	1,100	$23,793

Bouvet ASA	5,764	30,492

CANCOM SE	1,981	49,026

Capgemini SE	2,378	390,737

CGI, Inc.*	3,239	260,583

Change, Inc.(a)	3,500	46,907

Computacenter plc	1,092	22,757

Computershare Ltd.	8,897	143,766

Comture Corp.(a)	2,300	37,509

Converge Technology Solutions Corp.* (a)	11,792	48,238

Data#3 Ltd.(a)	12,760	56,300

Digital Garage, Inc.	1,300	31,224

DTS Corp.	2,100	50,015

Econocom Group SA/NV	29,084	79,193

Edenred	4,059	208,449

FDM Group Holdings plc	3,850	27,970

Formula Systems 1985 Ltd.	389	31,721

Fujitsu Ltd.	2,600	299,559

Future Corp.	3,400	38,270

GFT Technologies SE	924	30,183

GMO internet group, Inc.	1,200	20,757

GMO Payment Gateway, Inc.	1,000	72,190

Indra Sistemas SA(a)	9,988	89,338

Infomart Corp.	5,300	17,223

Itochu Techno-Solutions Corp.	2,400	55,707

Kainos Group plc	2,604	37,087

Keywords Studios plc	3,066	85,074

KNOW IT AB	1,144	22,755

Kontron AG	3,168	45,871

Matrix IT Ltd.	924	20,024

Megaport Ltd.* (a)	3,960	15,421

NCC Group plc	23,672	54,237

NEC Corp.	3,300	109,345

NEC Networks & System Integration Corp.	2,400	25,738

NET One Systems Co. Ltd.	2,300	47,351

Network International Holdings plc* (b)	14,574	54,534

Nexi SpA* (b)	15,170	131,491

NEXTDC Ltd.* (a)	10,736	57,118

Nomura Research Institute Ltd.	6,445	143,309

NS Solutions Corp.	800	18,434

See Accompanying Notes to the Financial Statements.

212	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – (continued)

NSD Co. Ltd.	4,200	$71,886

NTT Data Corp.	9,800	142,218

Nuvei Corp.* (b)	836	25,128

Obic Co. Ltd.	700	105,352

One Software Technologies Ltd.	3,388	47,121

Otsuka Corp.	2,500	78,969

Pushpay Holdings Ltd.* (a)	37,926	27,541

Reply SpA	484	52,668

SCSK Corp.	2,700	39,909

SHIFT, Inc.*	300	47,048

Shopify, Inc., Class A*	17,220	589,675

Softcat plc	2,288	29,504

Sopra Steria Group SACA	396	52,446

SUNeVision Holdings Ltd.	90,000	47,695

TechMatrix Corp.	3,300	37,610

TELUS International CDA, Inc.*	4,639	115,121

TietoEVRY OYJ	1,598	38,126

TIS, Inc.	4,600	124,257

Transcosmos, Inc.	8,200	188,953

Tyro Payments Ltd.* (a)	8,888	8,696

Wise plc, Class A*	9,328	71,420

Worldline SA* (b)	4,346	190,371
		6,769,396

Leisure Products – 0.3%

Bandai Namco Holdings, Inc.	2,900	192,026

Beneteau SA	9,512	105,481

BRP, Inc.(a)	639	42,672

Games Workshop Group plc	684	50,402

Harvia OYJ(b)	748	10,616

MIPS AB(b)	440	14,231

Sega Sammy Holdings, Inc.	2,600	33,323

Shimano, Inc.	1,100	170,771

Snow Peak, Inc.(a)	1,600	21,120

Spin Master Corp.(b)	1,936	59,753

Technogym SpA(b)	4,905	33,741

Thule Group AB(b)	2,024	39,856

Tomy Co. Ltd.(a)	25,100	220,544

Universal Entertainment Corp.*	300	4,057

Yamaha Corp.	1,700	64,278

Investments	Shares	Value

Leisure Products – (continued)

Yonex Co. Ltd.	5,600	$52,106
		1,114,977

Life Sciences Tools & Services – 0.4%

AddLife AB, Class B	1,496	13,971

Bachem Holding AG, Class B(a)	440	31,590

Biotage AB	1,890	30,991

Chemometec A/S*	572	53,953

Ergomed plc*	2,420	34,160

Eurofins Scientific SE(a)	2,050	131,252

Evotec SE*	3,042	58,072

Gerresheimer AG	1,260	72,229

Lonza Group AG (Registered)	1,148	591,236

Oxford Nanopore Technologies plc*	5,808	17,553

QIAGEN NV*	4,369	190,314

Sartorius AG (Preference)	410	144,705

Sartorius Stedim Biotech	328	104,126

Siegfried Holding AG (Registered)*	88	52,409

Tecan Group AG (Registered)	220	80,767

Wuxi Biologics Cayman, Inc.* (b)	57,500	260,037
		1,867,365

Machinery – 3.3%

Aalberts NV	1,454	50,556

Alfa Laval AB	4,920	121,147

Alstom SA	4,577	94,364

Amada Co. Ltd.	7,200	50,718

ANDRITZ AG	2,081	96,791

Atlas Copco AB, Class A(a)	51,004	544,821

Atlas Copco AB, Class B	29,561	286,075

ATS Automation Tooling Systems, Inc.*	1,980	62,562

Beijer Alma AB	2,304	32,192

Bobst Group SA (Registered)	528	32,448

Bodycote plc	11,283	64,382

Bucher Industries AG (Registered)	176	59,338

Burckhardt Compression Holding AG	132	57,113

Bystronic AG	55	31,601

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	213

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Cargotec OYJ, Class B(a)	684	$25,743

CKD Corp.	23,000	282,713

CNH Industrial NV	16,974	219,853

Concentric AB	2,420	40,032

Construcciones y Auxiliar de Ferrocarriles SA	5,166	134,794

Daetwyler Holding AG	176	31,269

Daifuku Co. Ltd.	2,300	105,534

Daimler Truck Holding AG*	12,505	333,702

Danieli & C Officine Meccaniche SpA(a)	2,310	47,146

Danieli & C Officine Meccaniche SpA (Retirement Savings Plan)	11,193	153,770

DMG Mori Co. Ltd.(a)	43,100	500,202

Duerr AG	14,842	392,838

Ebara Corp.	2,600	84,751

Electrolux Professional AB, Class B	4,532	17,102

Epiroc AB, Class A	9,440	144,413

Epiroc AB, Class B	7,339	98,525

FANUC Corp.	3,100	409,412

Fincantieri SpA* (a)	198,567	100,973

FLSmidth & Co. A/S	3,696	85,499

Fluidra SA	912	12,376

Fuji Corp.	33,800	447,528

Fujitec Co. Ltd.	2,400	47,763

Fukushima Galilei Co. Ltd.	4,100	112,958

GEA Group AG	3,034	106,152

Georg Fischer AG (Registered)	1,554	86,105

Giken Ltd.	1,200	25,916

Glory Ltd.(a)	20,600	318,074

Harmonic Drive Systems, Inc.(a)	1,500	50,156

Hino Motors Ltd.	10,300	42,826

Hitachi Construction Machinery Co. Ltd.	2,800	54,894

Hitachi Zosen Corp.	12,400	71,663

Hoshizaki Corp.	2,400	68,867

Husqvarna AB, Class B	7,480	44,404

IHI Corp.	2,500	55,841

IMI plc	3,784	53,500

Investments	Shares	Value

Machinery – (continued)

Indutrade AB	5,016	$87,765

Interpump Group SpA	1,584	61,338

Interroll Holding AG (Registered)	19	40,060

Iveco Group NV* (a)	58,712	317,413

Japan Steel Works Ltd. (The)	900	18,619

Jungheinrich AG (Preference)	3,036	75,556

Kardex Holding AG (Registered)	264	40,362

Kawasaki Heavy Industries Ltd.	2,800	47,585

KION Group AG	1,419	31,513

Komatsu Ltd.	20,100	385,137

Komax Holding AG (Registered)(a)	176	41,329

Kone OYJ, Class B	5,904	241,870

Konecranes OYJ(a)	2,273	57,196

Krones AG	484	44,846

Kubota Corp.(a)	14,300	199,778

Kurita Water Industries Ltd.(a)	2,500	91,836

Makino Milling Machine Co. Ltd.	8,200	253,500

Makita Corp.	4,600	84,179

Manitou BF SA	5,124	104,578

Max Co. Ltd.	2,800	39,993

Meidensha Corp.	15,800	210,582

Metso Outotec OYJ	12,669	96,189

MINEBEA MITSUMI, Inc.	7,311	108,409

MISUMI Group, Inc.	3,900	83,439

Mitsubishi Heavy Industries Ltd.	6,400	220,459

Mitsubishi Logisnext Co. Ltd.	8,400	43,346

Miura Co. Ltd.	2,100	42,880

Morgan Advanced Materials plc	20,416	57,825

Nabtesco Corp.	2,900	61,752

Nachi-Fujikoshi Corp.	5,800	152,185

NGK Insulators Ltd.	7,900	92,322

Nitta Corp.	8,200	159,382

NSK Ltd.	9,600	50,766

NTN Corp.	168,100	299,704

OC Oerlikon Corp. AG (Registered)	6,510	42,056

OKUMA Corp.	9,200	308,864

OSG Corp.	5,700	72,595

See Accompanying Notes to the Financial Statements.

214	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Palfinger AG	787	$18,201

Pfeiffer Vacuum Technology AG	220	31,093

Rational AG	55	31,039

Rotork plc	13,640	40,235

Sandvik AB	16,810	262,560

Schindler Holding AG	658	107,338

Schindler Holding AG (Registered)	220	34,646

SFS Group AG	220	19,895

Shibaura Machine Co. Ltd.	2,349	45,705

Skellerup Holdings Ltd.	10,736	33,057

SKF AB, Class A	1,408	21,508

SKF AB, Class B(a)	7,626	110,279

SMC Corp.	900	364,033

Spirax-Sarco Engineering plc	1,148	142,088

Stabilus SE	1,188	65,225

Stadler Rail AG	1,056	31,129

Sulzer AG (Registered)	546	36,418

Sumitomo Heavy Industries Ltd.	3,300	62,676

Tadano Ltd.	8,900	54,489

Takeuchi Manufacturing Co. Ltd.	10,800	217,984

Takuma Co. Ltd.	28,900	240,323

Techtronic Industries Co. Ltd.	23,000	217,845

THK Co. Ltd.(a)	1,700	29,714

Tocalo Co. Ltd.	3,800	30,424

Toyota Industries Corp.	3,800	195,835

Trelleborg AB, Class B	4,682	103,085

Troax Group AB	1,806	26,803

Tsubakimoto Chain Co.	10,400	222,855

Union Tool Co.	500	12,060

Valmet OYJ(a)	3,228	73,475

VAT Group AG(a) (b)	451	103,111

Vesuvius plc	64,165	250,589

Volvo AB, Class A	3,212	54,820

Volvo AB, Class B	31,324	512,502

Wacker Neuson SE	7,954	125,546

Wartsila OYJ Abp	5,720	39,008

Weir Group plc (The)	3,920	68,715

Yaskawa Electric Corp.	4,100	113,923
		14,908,841

Investments	Shares	Value

Marine – 0.6%

AP Moller – Maersk A/S, Class A	65	$130,129

AP Moller – Maersk A/S, Class B	123	257,347

Belships ASA(a)	19,194	26,843

Clarkson plc	1,408	44,823

D/S Norden A/S	8,241	427,555

Dfds A/S	10,127	307,606

Golden Ocean Group Ltd.	4,796	39,394

Kawasaki Kisen Kaisha Ltd.(a)	6,000	91,271

Kuehne + Nagel International AG (Registered)(a)	697	148,628

Mitsui OSK Lines Ltd.(a)	9,300	184,642

MPC Container Ships ASA(a)	18,920	29,844

Nippon Yusen KK(a)	12,300	223,351

NS United Kaiun Kaisha Ltd.	4,100	102,062

Pacific Basin Shipping Ltd.(a)	1,722,000	416,798

SITC International Holdings Co. Ltd.	24,000	39,318

Stolt-Nielsen Ltd.	6,560	157,425

Wallenius Wilhelmsen ASA	5,632	40,059

Wilh Wilhelmsen Holding ASA, Class A(a)	4,368	101,671

Wilh Wilhelmsen Holding ASA, Class B	1,344	30,378
		2,799,144

Media – 1.0%

4imprint Group plc	836	33,400

Ascential plc* (b)	26,292	58,121

Cogeco Communications, Inc.(a)	6,232	317,437

Cogeco, Inc.	2,870	122,076

CyberAgent, Inc.	6,300	51,880

Cyfrowy Polsat SA	8,140	30,538

Dentsu Group, Inc.(a)	3,800	118,498

Euromoney Institutional Investor plc	4,083	68,070

Eutelsat Communications SA(a)	51,537	517,516

Future plc	2,332	32,703

Hakuhodo DY Holdings, Inc.	4,700	39,716

Informa plc	27,019	172,838

IPSOS	13,407	649,290

ITV plc	82,500	63,641

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	215

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Media – (continued)

JCDecaux SE*	968	$12,217

Kadokawa Corp.	2,200	39,549

Lagardere SA(a)	2,552	44,619

Mediaset Espana Comunicacion SA*	2,856	8,875

Metropole Television SA	19,065	197,285

MFE-MediaForEurope NV, Class B	79,422	39,641

Next Fifteen Communications Group plc	5,104	51,596

Nine Entertainment Co. Holdings Ltd.(a)	10,556	13,905

Nippon Television Holdings, Inc.	2,400	17,923

oOh!media Ltd.(a)	47,520	38,439

Pearson plc	13,448	148,702

ProSiebenSat.1 Media SE	2,772	18,849

Publicis Groupe SA	4,879	273,609

Quebecor, Inc., Class B	2,728	51,358

RTL Group SA(a)	1,056	35,841

S4 Capital plc*	10,516	21,273

Schibsted ASA, Class A	1,144	17,616

Schibsted ASA, Class B	2,493	36,999

SES SA, ADR	5,964	42,311

Seven West Media Ltd.* (a)	391,386	117,628

Shaw Communications, Inc., Class B	6,424	164,785

SKY Perfect JSAT Holdings, Inc.(a)	48,100	168,602

Stroeer SE & Co. KGaA	620	25,283

Telenet Group Holding NV	1,320	20,130

Television Francaise 1(a)	35,383	224,512

TV Asahi Holdings Corp.	8,400	78,781

TX Group AG	352	48,891

ValueCommerce Co. Ltd.	1,400	20,468

Viaplay Group AB, Class B*	1,188	21,673

Vivendi SE	9,786	80,123

WPP plc	19,393	171,033

YouGov plc	7,040	72,463
		4,600,703

Metals & Mining – 4.8%

Acerinox SA	7,260	63,589

Investments	Shares	Value

Metals & Mining – (continued)

Agnico Eagle Mines Ltd.	6,970	$306,229

Alamos Gold, Inc., Class A	3,983	31,390

Algoma Steel Group, Inc.	33,768	228,495

Allkem Ltd.*	8,316	76,787

Alumina Ltd.(a)	42,504	36,692

AMG Advanced Metallurgical Group NV	1,540	48,188

Anglo American plc	28,864	866,871

Antofagasta plc	6,802	92,059

Aperam SA	1,594	41,670

ArcelorMittal SA	13,046	292,114

Asahi Holdings, Inc.(a)	28,100	359,013

Aurubis AG	1,050	66,334

AVZ Minerals Ltd.* ‡ (a)	111,012	39,717

B2Gold Corp.	27,675	84,402

Barrick Gold Corp.	26,978	396,518

Bekaert SA	1,540	42,922

Bellevue Gold Ltd.* (a)	49,941	23,632

BHP Group Ltd.	105,370	2,517,274

BlueScope Steel Ltd.	10,209	102,688

Boliden AB	5,166	150,346

Capricorn Metals Ltd.*	19,272	41,777

Capstone Copper Corp.*	10,472	24,260

Centamin plc	383,678	391,919

Centerra Gold, Inc.	17,010	78,936

Chalice Mining Ltd.* (a)	10,120	27,632

Champion Iron Ltd.(a)	6,468	19,356

Daido Steel Co. Ltd.(a)	13,100	340,203

De Grey Mining Ltd.* (a)	86,240	58,455

Deterra Royalties Ltd.	15,180	39,701

Dowa Holdings Co. Ltd.	1,100	35,042

Dundee Precious Metals, Inc.	56,826	257,457

Eldorado Gold Corp.* (a)	61,500	343,107

Endeavour Mining plc	3,438	60,037

Equinox Gold Corp.* (a)	9,450	31,106

Eramet SA	504	33,051

ERO Copper Corp.* (a)	4,268	48,530

Evolution Mining Ltd.(a)	35,786	47,597

Falcon Metals Ltd.*	1	—	(e)

Ferrexpo plc	80,770	94,947

Filo Mining Corp.*	2,772	33,165

First Majestic Silver Corp.	3,432	28,834

First Quantum Minerals Ltd.(a)	9,143	161,069

See Accompanying Notes to the Financial Statements.

216	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Fortescue Metals Group Ltd.(a)	37,802	$355,336

Fortuna Silver Mines, Inc.* (a)	98,523	273,745

Franco-Nevada Corp.	2,747	338,992

Fresnillo plc	3,872	32,499

Glencore plc	247,435	1,422,997

Gold Road Resources Ltd.(a)	80,872	70,072

Grange Resources Ltd.(a)	140,658	55,765

Granges AB	36,654	247,612

Grupa Kety SA	308	31,824

Hill & Smith Holdings plc	5,236	59,561

Hitachi Metals Ltd.*	4,740	69,266

Hochschild Mining plc	97,398	59,826

Hudbay Minerals, Inc.	63,878	242,109

IAMGOLD Corp.*	17,424	25,547

IGO Ltd.	12,886	125,989

Iluka Resources Ltd.	6,916	38,254

Imdex Ltd.	22,176	28,928

ioneer Ltd.* (a)	110,528	39,226

Ivanhoe Mines Ltd., Class A* (a)	13,068	90,534

Jastrzebska Spolka Weglowa SA*	3,124	27,198

Jervois Global Ltd.* (a)	49,165	15,405

JFE Holdings, Inc.(a)	12,300	112,792

K92 Mining, Inc.*	16,544	75,076

KGHM Polska Miedz SA	2,288	45,872

Kinross Gold Corp.	22,985	83,242

Kobe Steel Ltd.	125,800	516,285

Labrador Iron Ore Royalty Corp.(a)	22,345	462,610

Lake Resources NL* (a)	76,296	51,715

Lithium Americas Corp.*	2,508	62,330

Lundin Gold, Inc.	6,342	45,750

Lundin Mining Corp.	12,726	66,613

Lynas Rare Earths Ltd.*	18,409	98,058

MAG Silver Corp.*	4,656	61,782

Maruichi Steel Tube Ltd.	6,100	115,364

Mineral Resources Ltd.	3,526	164,886

Mitsubishi Materials Corp.	3,800	49,751

Mitsui Mining & Smelting Co. Ltd.	18,000	364,517

New Gold, Inc.* (a)	221,072	199,346

Investments	Shares	Value

Metals & Mining – (continued)

Newcrest Mining Ltd.(a)	14,350	$159,205

Nickel Industries Ltd.(a)	46,684	21,792

Nippon Light Metal Holdings Co. Ltd.	20,500	200,124

Nippon Steel Corp.	20,215	277,789

Norsk Hydro ASA	33,333	211,536

Northern Star Resources Ltd.(a)	17,556	98,117

Novagold Resources, Inc.*	16,044	73,983

OceanaGold Corp.*	1,000	1,452

OceanaGold Corp.*	54,818	79,572

Orla Mining Ltd.* (a)	10,780	33,983

Osisko Gold Royalties Ltd.(a)	9,030	96,718

Osisko Mining, Inc.*	27,456	57,164

Outokumpu OYJ	7,392	29,684

OZ Minerals Ltd.(a)	6,649	102,764

Pan American Silver Corp.	4,082	65,088

Perseus Mining Ltd.(a)	97,826	114,163

Pilbara Minerals Ltd.*	35,307	114,917

Regis Resources Ltd.(a)	245,262	239,170

Rio Tinto Ltd.	7,872	443,977

Rio Tinto plc	21,812	1,139,388

Salzgitter AG	13,366	299,081

Sandfire Resources Ltd.(a)	125,911	280,188

Sandstorm Gold Ltd.(a)	13,772	67,747

Sanyo Special Steel Co. Ltd.	8,600	110,686

Sayona Mining Ltd.* (a)	267,529	40,202

Seabridge Gold, Inc.*	5,588	59,606

Silver Lake Resources Ltd.*	70,620	50,125

SilverCrest Metals, Inc.* (a)	9,416	47,147

Sims Ltd.	3,192	24,943

Solaris Resources, Inc.* (a)	3,872	13,767

SolGold plc* (a)	78,960	14,546

South32 Ltd.(a)	102,254	235,391

SSAB AB, Class A	10,296	49,512

SSAB AB, Class B	9,504	44,155

SSR Mining, Inc.(a)	3,864	53,142

St Barbara Ltd.* (a)	278,964	90,976

Stalprodukt SA	546	25,347

Stelco Holdings, Inc.	596	14,991

Sumitomo Metal Mining Co. Ltd.	5,900	166,003

Syrah Resources Ltd.*	68,502	104,691

Teck Resources Ltd., Class B(a)	9,922	301,650

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	217

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

thyssenkrupp AG*	8,316	$43,824

Toho Titanium Co. Ltd.	200	3,024

Tokyo Steel Manufacturing Co. Ltd.(a)	28,700	246,383

Torex Gold Resources, Inc.*	24,641	167,639

Turquoise Hill Resources Ltd.* (a)	2,730	76,773

UACJ Corp.	11,100	158,395

voestalpine AG	1,880	40,841

Vulcan Energy Resources Ltd.* (a)	6,732	32,802

Wesdome Gold Mines Ltd.*	8,888	53,235

West African Resources Ltd.* (a)	298,070	198,225

Westgold Resources Ltd.* (a)	153,415	71,614

Wheaton Precious Metals Corp.	6,929	226,403

Yamana Gold, Inc.	17,010	74,572

Yamato Kogyo Co. Ltd.	1,300	37,784

Yodogawa Steel Works Ltd.(a)	11,100	180,799
		21,556,580

Multiline Retail – 0.7%

B&M European Value Retail SA(a)	16,926	62,868

Canadian Tire Corp. Ltd., Class A(a)	1,164	130,297

Dollarama, Inc.(a)	4,141	245,749

Europris ASA(b)	61,828	368,107

H2O Retailing Corp.	5,615	47,221

Harvey Norman Holdings Ltd.(a)	17,952	47,754

Isetan Mitsukoshi Holdings Ltd.	9,100	80,815

Izumi Co. Ltd.	13,600	274,406

Next plc	2,255	127,971

Pan Pacific International Holdings Corp.	8,200	134,667

Ryohin Keikaku Co. Ltd.	6,000	56,555

Seria Co. Ltd.	1,000	16,362

Takashimaya Co. Ltd.(a)	53,500	661,574

Tokmanni Group Corp.	13,120	158,718

Warehouse Group Ltd. (The)(a)	30,712	55,311

Investments	Shares	Value

Multiline Retail – (continued)

Wesfarmers Ltd.	15,621	$454,093
		2,922,468

Multi-Utilities – 0.5%

A2A SpA	51,964	57,624

ACEA SpA	1,552	19,557

AGL Energy Ltd.(a)	12,344	53,754

Algonquin Power & Utilities Corp.(a)	11,661	128,916

Atco Ltd., Class I	1,064	32,995

Canadian Utilities Ltd., Class A(a)	1,628	43,265

Centrica plc	117,711	103,840

E.ON SE	43,747	366,480

Engie SA	36,654	476,530

Hera SpA	19,272	45,942

Iren SpA	19,624	29,171

National Grid plc	54,612	596,330

REN – Redes Energeticas Nacionais SGPS SA	31,584	81,786

Sembcorp Industries Ltd.	4,000	8,226

Telecom Plus plc	4,728	115,676

Veolia Environnement SA	10,824	241,666
		2,401,758

Oil, Gas & Consumable Fuels – 6.7%

Advantage Energy Ltd.*	10,340	78,078

Africa Oil Corp.(a)	135,900	332,763

Aker BP ASA(a)	6,319	201,418

Ampol Ltd.(a)	2,420	42,138

ARC Resources Ltd.(a)	15,047	211,577

Athabasca Oil Corp.*	174,619	352,041

Baytex Energy Corp.*	17,514	95,014

Beach Energy Ltd.	39,336	39,994

Birchcliff Energy Ltd.(a)	89,421	694,233

BP plc	431,033	2,381,103

BRIGHTOIL* ‡	50,147	—

BW Energy Ltd.*	14,036	35,506

BW LPG Ltd.(b)	29,766	240,777

Cameco Corp.	6,765	160,241

Canadian Natural Resources Ltd.	24,354	1,458,865

Capricorn Energy plc*	23,656	67,437

Cenovus Energy, Inc.(a)	31,488	635,739

See Accompanying Notes to the Financial Statements.

218	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Crescent Point Energy Corp.	12,474	$97,392

Denison Mines Corp.*	53,196	67,078

Diversified Energy Co. plc(b)	301,022	436,000

DNO ASA	22,968	29,956

Enbridge, Inc.	29,151	1,134,368

ENEOS Holdings, Inc.	73,850	243,359

Energean plc	38,212	629,574

Energy Fuels, Inc.*	10,296	74,349

Enerplus Corp.	7,052	122,113

Eni SpA	52,726	690,689

Equinor ASA	23,001	841,450

Euronav NV	4,116	71,720

FLEX LNG Ltd.	1,176	36,535

Freehold Royalties Ltd.	5,060	62,877

Frontera Energy Corp.*	16,318	136,377

Galp Energia SGPS SA, Class B	11,726	119,081

Gaztransport Et Technigaz SA	660	76,777

Gibson Energy, Inc.	1,537	26,198

Hafnia Ltd.	45,745	235,834

Harbour Energy plc	13,992	60,878

Headwater Exploration, Inc.* (a)	54,407	287,980

Idemitsu Kosan Co. Ltd.	5,882	128,614

Imperial Oil Ltd.	4,879	265,080

Inpex Corp.	22,500	229,791

International Petroleum Corp.* (a)	32,923	328,011

Itochu Enex Co. Ltd.(a)	16,500	113,563

Iwatani Corp.	1,397	51,506

Japan Petroleum Exploration Co. Ltd.(a)	11,300	293,457

Karoon Energy Ltd.*	45,716	61,974

Keyera Corp.(a)	3,108	66,532

Koninklijke Vopak NV	1,558	31,875

MEG Energy Corp.*	4,928	73,592

Neste OYJ	6,355	278,498

New Hope Corp. Ltd.	17,010	61,455

NexGen Energy Ltd.* (a)	16,236	68,084

Norwegian Energy Co. ASA* (a)	882	32,661

NuVista Energy Ltd.* (a)	57,974	574,194

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Oil Refineries Ltd.	123,564	$46,273

OMV AG	3,649	168,207

Pantheon Resources plc* (a)	52,080	60,022

Paramount Resources Ltd., Class A(a)	2,772	58,649

Parex Resources, Inc.(a)	39,811	606,483

Parkland Corp.	2,231	45,044

Paz Oil Co. Ltd.*	421	50,483

Pembina Pipeline Corp.(a)	7,503	247,414

Peyto Exploration & Development Corp.(a)	58,138	542,147

Polski Koncern Naftowy ORLEN SA	5,060	58,242

Polskie Gornictwo Naftowe i Gazownictwo SA*	60,060	64,801

PrairieSky Royalty Ltd.(a)	5,586	86,654

Repsol SA	29,356	398,797

Santos Ltd.	69,495	342,177

Serica Energy plc	77,449	267,513

Shell plc	159,572	4,416,706

Spartan Delta Corp.*	44,362	407,829

Suncor Energy, Inc.	27,757	953,552

Tamarack Valley Energy Ltd.(a)	118,203	454,944

TC Energy Corp.	14,965	656,505

Topaz Energy Corp.	3,344	56,483

TotalEnergies SE	50,963	2,775,347

Tourmaline Oil Corp.(a)	6,658	374,670

Tullow Oil plc* (a)	513,894	239,627

United Energy Group Ltd.	358,000	34,660

Vermilion Energy, Inc.	5,002	116,575

Washington H Soul Pattinson & Co. Ltd.(a)	2,856	51,026

Whitecap Resources, Inc.	12,558	97,220

Whitehaven Coal Ltd.(a)	16,702	96,441

Woodside Energy Group Ltd.(a)	38,213	879,180
		29,820,067

Paper & Forest Products – 0.6%

Altri SGPS SA(a)	21,115	117,597

Canfor Corp.*	18,163	272,568

Daio Paper Corp.	3,745	27,665

Hokuetsu Corp.(a)	61,600	319,946

Holmen AB, Class B	1,540	55,828

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	219

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Paper & Forest Products – (continued)

Interfor Corp.* (a)	16,482	$292,412

Metsa Board OYJ, Class B	6,595	49,603

Mondi plc	10,004	168,452

Navigator Co. SA (The)	5,269	20,091

Nippon Paper Industries Co. Ltd.(a)	36,500	212,662

Norske Skog ASA* (c)	28,495	175,407

Oji Holdings Corp.	25,400	88,178

Semapa-Sociedade de Investimento e Gestao	3,520	44,810

Stella-Jones, Inc.(a)	3,566	107,264

Stora Enso OYJ, Class R	11,644	151,795

Svenska Cellulosa AB SCA, Class A(a)	2,068	24,927

Svenska Cellulosa AB SCA, Class B	8,692	102,491

UPM-Kymmene OYJ	8,364	280,319

West Fraser Timber Co. Ltd.(a)	1,640	122,984
		2,634,999

Personal Products – 0.9%

Beiersdorf AG	1,640	157,518

Blackmores Ltd.(a)	1,320	57,397

euglena Co. Ltd.* (a)	4,400	26,376

Fancl Corp.	400	7,592

Interparfums SA	145	6,993

Jamieson Wellness, Inc.(b)	2,330	56,933

Kao Corp.	7,500	282,067

Kobayashi Pharmaceutical Co. Ltd.	900	47,835

Kose Corp.	700	70,031

L’Occitane International SA(a)	4,500	11,064

L’Oreal SA	3,649	1,147,224

Milbon Co. Ltd.	1,000	41,309

Noevir Holdings Co. Ltd.	1,000	37,003

Pola Orbis Holdings, Inc.	2,000	22,135

PZ Cussons plc	28,228	65,001

Rohto Pharmaceutical Co. Ltd.(a)	2,000	62,233

Shiseido Co. Ltd.	6,400	221,967

Unilever plc	14,567	666,592

Unilever plc	23,440	1,070,659
		4,057,929

Investments	Shares	Value

Pharmaceuticals – 4.7%

ALK-Abello A/S*	2,640	$43,740

Almirall SA	4,471	41,692

Astellas Pharma, Inc.	28,700	395,160

AstraZeneca plc	22,591	2,667,081

Bausch Health Cos., Inc.*	7,014	45,558

Bayer AG (Registered)	20,746	1,091,239

Camurus AB*	2,860	66,308

Canopy Growth Corp.*	6,156	22,971

Chugai Pharmaceutical Co. Ltd.	8,200	190,332

COSMO Pharmaceuticals NV(a)	413	24,142

Daiichi Sankyo Co. Ltd.	29,800	955,741

Dechra Pharmaceuticals plc	2,142	64,614

Eisai Co. Ltd.	4,500	271,692

Faes Farma SA	17,235	64,986

Financiere de Tubize SA(a)	264	17,508

GSK plc	57,826	951,266

H Lundbeck A/S, Class A*	484	1,645

Haw Par Corp. Ltd.	3,200	21,369

Hikma Pharmaceuticals plc	2,900	41,703

Hisamitsu Pharmaceutical Co., Inc.	1,900	46,914

Hutchmed China Ltd.* (a)	7,150	12,480

Indivior plc*	4,124	78,772

Ipsen SA	770	79,147

JCR Pharmaceuticals Co. Ltd.	2,400	35,765

Kaken Pharmaceutical Co. Ltd.	1,500	38,399

Kissei Pharmaceutical Co. Ltd.	1,400	24,763

KYORIN Holdings, Inc.	4,400	54,439

Kyowa Kirin Co. Ltd.	4,300	101,399

Merck KGaA	2,091	340,996

Mochida Pharmaceutical Co. Ltd.	900	20,739

Nippon Shinyaku Co. Ltd.(a)	1,400	77,613

Novartis AG (Registered)	35,055	2,833,824

Novo Nordisk A/S, Class B	24,190	2,630,454

Ono Pharmaceutical Co. Ltd.	5,900	138,772

Orion OYJ, Class A	352	16,143

Orion OYJ, Class B	1,404	64,595

Otsuka Holdings Co. Ltd.	8,300	266,141

Recordati Industria Chimica e Farmaceutica SpA	1,628	61,192

Roche Holding AG	10,291	3,419,707

See Accompanying Notes to the Financial Statements.

220	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Roche Holding AG – BR	463	$187,930

Sanofi	16,646	1,436,760

Santen Pharmaceutical Co. Ltd.	4,500	30,820

Sawai Group Holdings Co. Ltd.	14,100	406,489

Shionogi & Co. Ltd.	4,400	203,963

Sosei Group Corp.*	5,200	71,125

Sumitomo Pharma Co. Ltd.	3,600	25,117

Taisho Pharmaceutical Holdings Co. Ltd.	600	21,637

Takeda Pharmaceutical Co. Ltd.	32,117	846,600

Teva Pharmaceutical Industries Ltd.* (a)	26,117	234,641

Torii Pharmaceutical Co. Ltd.	800	16,255

Towa Pharmaceutical Co. Ltd.	9,400	141,346

Tsumura & Co.	900	18,801

UCB SA	2,173	163,911

Vetoquinol SA	308	25,601

Virbac SA	132	32,355

ZERIA Pharmaceutical Co. Ltd.(a)	1,800	26,848
		21,211,200

Professional Services – 1.3%

Adecco Group AG (Registered)	3,690	115,558

AFRY AB, Class B	2,640	35,429

ALS Ltd.(a)	8,712	63,731

Amadeus Fire AG	352	35,555

Applus Services SA	47,396	280,595

BayCurrent Consulting, Inc.	3,000	84,570

Benefit One, Inc.	1,000	13,886

BeNext-Yumeshin Group Co.(a)	4,400	53,226

BTS Group AB, Class B	1,100	28,868

Bureau Veritas SA	4,005	99,236

Danel Adir Yeoshua Ltd.(a)	220	25,629

dip Corp.	1,400	39,277

DKSH Holding AG	660	47,583

Experian plc	14,883	475,340

Funai Soken Holdings, Inc.(a)	2,700	48,193

GlobalData plc	2,508	32,702

Hays plc	34,264	43,355

Investments	Shares	Value

Professional Services – (continued)

Insource Co. Ltd.	1,900	$38,541

Intertek Group plc	2,214	93,144

Intertrust NV* (b)	6,642	131,030

IPH Ltd.(a)	13,904	88,376

JAC Recruitment Co. Ltd.	1,300	22,128

Meitec Corp.	2,400	40,513

Nihon M&A Center Holdings, Inc.	4,800	54,351

Nomura Co. Ltd.	6,000	43,960

Outsourcing, Inc.(a)	32,800	257,086

Pagegroup plc	101,311	492,473

Pasona Group, Inc.	6,000	82,834

Persol Holdings Co. Ltd.	4,200	84,376

Randstad NV(a)	2,419	120,593

Recruit Holdings Co. Ltd.	24,100	744,232

RELX plc	30,340	817,757

RWS Holdings plc	15,666	55,229

SGS SA (Registered)	82	181,002

SmartGroup Corp. Ltd.	7,766	24,433

SMS Co. Ltd.	2,000	46,019

S-Pool, Inc.	4,400	28,211

Synergie SE	1,512	40,871

TechnoPro Holdings, Inc.(a)	1,100	26,235

Teleperformance	861	230,868

Thomson Reuters Corp.(a)	2,337	248,237

Tinexta Spa	1,056	21,291

UT Group Co. Ltd.	2,000	32,738

Weathernews, Inc.	500	26,104

Wolters Kluwer NV	3,545	376,823
		5,972,188

Real Estate Management & Development – 2.0%

ADLER Group SA* (a) (b)	27,258	40,465

Aedas Homes SA(b)	6,437	83,597

Aeon Mall Co. Ltd.	1,990	21,649

AFI Properties Ltd.	165	4,969

Africa Israel Residences Ltd.(a)	1,386	55,920

Airport City Ltd.*	1,928	32,074

Allreal Holding AG (Registered)	366	52,445

Alony Hetz Properties & Investments Ltd.	2,596	30,611

Altus Group Ltd.	2,578	91,493

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	221

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Amot Investments Ltd.	5,448	$33,126

Aroundtown SA(a)	20,160	40,010

Atrium Ljungberg AB, Class B	792	10,586

Aura Investments Ltd.	20,958	37,218

Azrieli Group Ltd.	532	39,619

Big Shopping Centers Ltd.	16	1,803

Blue Square Real Estate Ltd.(a)	2,296	153,241

Bukit Sembawang Estates Ltd.	57,400	164,684

CA Immobilien Anlagen AG(a)	572	18,063

Capitaland Investment Ltd.	42,131	89,615

Castellum AB(a)	4,830	55,204

Catena AB	924	31,390

Cibus Nordic Real Estate AB	3,432	46,850

City Developments Ltd.	9,400	50,683

Citycon OYJ* (a)	21,894	136,434

CK Asset Holdings Ltd.	41,000	226,680

CLS Holdings plc, REIT	14,403	23,780

Colliers International Group, Inc.(a)	748	70,114

Corem Property Group AB, Class B	19,888	12,382

Daito Trust Construction Co. Ltd.	1,600	158,348

Daiwa House Industry Co. Ltd.	15,300	310,045

Deutsche EuroShop AG	4,410	94,582

Deutsche Wohnen SE	1,012	20,424

DIC Asset AG	3,740	25,801

Dios Fastigheter AB	7,480	49,109

DREAM Unlimited Corp., Class A(a)	1,584	28,857

Entra ASA(b)	2,068	18,807

ESR Group Ltd.(a) (b)	49,200	83,986

Fabege AB	5,412	39,268

Fastighets AB Balder, Class B*	12,348	46,367

FastPartner AB, Class A	3,124	19,083

FirstService Corp.	676	84,403

Gav-Yam Lands Corp. Ltd.	593	5,055

Grainger plc	11,088	28,979

Grand City Properties SA	2,508	24,416

Great Eagle Holdings Ltd.(a)	83,451	153,085

GuocoLand Ltd.	100,000	109,533

Hang Lung Group Ltd.	238,000	308,648

Hang Lung Properties Ltd.	44,000	55,323

Investments	Shares	Value

Real Estate Management & Development – (continued)

Heba Fastighets AB, Class B	5,280	$15,075

Heiwa Real Estate Co. Ltd.	1,300	36,122

Henderson Land Development Co. Ltd.	33,239	81,384

Hiag Immobilien Holding AG	355	28,592

Ho Bee Land Ltd.	76,800	125,368

Hufvudstaden AB, Class A	2,610	31,083

Hulic Co. Ltd.	13,400	97,366

Hysan Development Co. Ltd.	19,000	41,438

Ichigo, Inc.	5,500	12,396

Immobel SA(a)	1,554	63,586

Intershop Holding AG	76	46,249

Israel Canada T.R Ltd.(a)	7,168	20,774

Isras Investment Co. Ltd.	136	25,716

IWG plc*	18,668	28,371

Jeudan A/S	560	19,850

K Wah International Holdings Ltd.	546,089	153,047

Katitas Co. Ltd.(a)	1,100	24,681

Kerry Properties Ltd.	16,500	26,106

K-fast Holding AB* (b)	5,148	10,575

Kojamo OYJ(a)	1,980	25,773

Kowloon Development Co. Ltd.	123,000	109,370

LEG Immobilien SE	1,353	88,418

Lendlease Corp. Ltd.(a)	14,582	81,030

Levinstein Properties Ltd.(a)	2,814	73,374

Lifestyle Communities Ltd.(a)	5,148	57,773

Mega Or Holdings Ltd., REIT	1,085	31,691

Melisron Ltd.	460	34,296

Mitsubishi Estate Co. Ltd.	20,500	258,327

Mitsui Fudosan Co. Ltd.	20,500	393,008

Mivne Real Estate KD Ltd.(a)	14,248	44,531

Mobimo Holding AG (Registered)	352	82,130

Morguard Corp.	1,353	111,083

New World Development Co. Ltd.	33,590	68,722

Nexity SA(a)	17,179	344,331

Nomura Real Estate Holdings, Inc.	1,400	31,695

Norstar Holdings, Inc.(a)	8,106	42,286

NP3 Fastigheter AB	396	6,293

Nyfosa AB	2,684	16,018

See Accompanying Notes to the Financial Statements.

222	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

OUE Ltd.	90,000	$80,136

PATRIZIA SE	3,248	23,852

Platzer Fastigheter Holding AB, Class B	3,080	19,092

Prashkovsky Investments and Construction Ltd.(a)	1,672	40,352

Property & Building Corp. Ltd.* (a)	128	9,532

PSP Swiss Property AG (Registered)	531	56,774

Relo Group, Inc.	2,270	32,102

Sagax AB, Class B	2,420	44,588

Samhallsbyggnadsbolaget i Norden AB(a)	22,748	31,249

SAMTY Co. Ltd.(a)	12,600	199,298

Savills plc	7,602	72,252

Singapore Land Group Ltd.	5,656	8,673

Sino Land Co. Ltd.	69,289	74,057

Sirius Real Estate Ltd.	65,648	53,287

Starts Corp., Inc.	12,300	217,641

StorageVault Canada, Inc.	7,644	35,024

Sumitomo Realty & Development Co. Ltd.	11,200	257,328

Summit Real Estate Holdings Ltd.	2,418	33,884

Sun Hung Kai Properties Ltd.	34,500	371,157

Swire Pacific Ltd., Class A	3,500	23,163

Swire Properties Ltd.	24,800	47,642

Swiss Prime Site AG (Registered)	1,227	99,067

TAG Immobilien AG	5,115	32,077

Tokyo Tatemono Co. Ltd.	5,200	71,684

Tokyu Fudosan Holdings Corp.	11,200	56,891

Tricon Residential, Inc.	4,830	40,650

UOL Group Ltd.	6,799	29,741

VGP NV(a)	176	13,359

VIB Vermoegen AG	271	5,196

Vonovia SE	11,477	254,090

Wallenstam AB, Class B	8,888	31,352

Watkin Jones plc	13,596	14,652

Wharf Real Estate Investment Co. Ltd.	25,000	98,569

Investments	Shares	Value

Real Estate Management & Development – (continued)

Wihlborgs Fastigheter AB	7,304	$47,854

Wing Tai Holdings Ltd.	24,000	25,779

YH Dimri Construction & Development Ltd.(a)	452	27,612

Zensun Enterprises Ltd.* (a)	144,000	21,279
		8,707,687

Road & Rail – 1.5%

Aurizon Holdings Ltd.	31,840	73,704

Canadian National Railway Co.	9,061	1,072,135

Canadian Pacific Railway Ltd.	13,940	1,037,899

Central Japan Railway Co.	2,900	336,856

ComfortDelGro Corp. Ltd.	18,400	16,513

East Japan Railway Co.	5,500	297,507

Firstgroup plc	31,646	38,330

Fukuyama Transporting Co. Ltd.	13,300	290,366

Hankyu Hanshin Holdings, Inc.	4,300	127,726

Keikyu Corp.	5,700	58,559

Keio Corp.	1,800	63,215

Keisei Electric Railway Co. Ltd.	2,900	77,068

Kelsian Group Ltd.(a)	13,288	39,681

Kintetsu Group Holdings Co. Ltd.	3,900	131,981

Kyushu Railway Co.	2,100	43,940

MTR Corp. Ltd.	25,264	111,196

Mullen Group Ltd.(a)	30,709	308,205

Nagoya Railroad Co. Ltd.	4,400	67,435

Nankai Electric Railway Co. Ltd.	3,000	60,753

National Express Group plc*	17,136	33,382

Nikkon Holdings Co. Ltd.	23,100	361,338

Nishi-Nippon Railroad Co. Ltd.	5,200	102,121

NTG Nordic Transport Group A/S*	792	25,760

Odakyu Electric Railway Co. Ltd.	4,600	54,748

Redde Northgate plc	73,144	280,434

Sakai Moving Service Co. Ltd.	2,900	91,896

Sankyu, Inc.	1,333	39,864

Seibu Holdings, Inc.	2,600	23,300

Seino Holdings Co. Ltd.	52,300	402,538

Senko Group Holdings Co. Ltd.(a)	48,700	325,682

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	223

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Road & Rail – (continued)

Sixt SE	308	$28,919

Sixt SE (Preference)	298	17,377

Sotetsu Holdings, Inc.(a)	4,200	63,663

Stef SA	1,230	97,983

TFI International, Inc.(a)	1,517	137,915

Tobu Railway Co. Ltd.	4,000	92,576

Tokyu Corp.	8,300	95,824

Trancom Co. Ltd.(a)	1,600	82,134

West Japan Railway Co.	4,100	162,775
		6,773,298

Semiconductors & Semiconductor Equipment – 1.6%

Advantest Corp.(a)	3,100	163,932

AEM Holdings Ltd.	13,200	29,943

AIXTRON SE	3,108	76,457

Alphawave IP Group plc* (a)	19,492	25,315

ams-OSRAM AG*	5,984	33,940

ASM International NV	656	145,751

ASML Holding NV	5,945	2,808,604

ASMPT Ltd.	5,000	27,516

BE Semiconductor Industries NV	1,470	75,143

Disco Corp.(a)	400	96,074

Ferrotec Holdings Corp.(a)	14,300	242,639

Infineon Technologies AG	20,131	490,249

Japan Material Co. Ltd.	3,900	51,480

Lasertec Corp.(a)	1,300	186,208

Megachips Corp.	1,000	17,169

Melexis NV	495	34,148

Meyer Burger Technology AG* (a)	160,380	76,925

Mimasu Semiconductor Industry Co. Ltd.	4,600	71,305

Nordic Semiconductor ASA*	3,828	54,087

Nova Ltd.*	352	25,954

Optorun Co. Ltd.	2,900	41,285

REC Silicon ASA*	22,352	42,955

Renesas Electronics Corp.*	22,900	192,047

Rohm Co. Ltd.	1,600	112,706

Sanken Electric Co. Ltd.	1,600	55,007

SCREEN Holdings Co. Ltd.(a)	1,100	60,611

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Shinko Electric Industries Co. Ltd.(a)	1,400	$33,767

Siltronic AG	405	25,238

SMA Solar Technology AG*	1,100	53,315

SOITEC*	528	67,814

STMicroelectronics NV	10,168	317,565

SUMCO Corp.	5,700	72,441

Tokyo Electron Ltd.	2,500	664,211

Tokyo Seimitsu Co. Ltd.	13,900	419,427

Tower Semiconductor Ltd.*	2,139	91,893

Tri Chemical Laboratories, Inc.	1,800	26,994

Ulvac, Inc.	1,000	39,560

X-Fab Silicon Foundries SE* (b)	4,400	22,809
		7,072,484

Software – 1.2%

Altium Ltd.(a)	1,716	38,855

Asseco Poland SA	3,212	46,281

Atoss Software AG	176	21,465

AVEVA Group plc	2,332	83,770

BlackBerry Ltd.*	8,682	40,290

BrainChip Holdings Ltd.* (a)	89,100	36,749

Bytes Technology Group plc	10,736	44,400

Constellation Software, Inc.	287	414,470

Dassault Systemes SE	10,549	353,966

Descartes Systems Group, Inc. (The)*	1,375	94,755

Digital Arts, Inc.	1,000	42,184

Docebo, Inc.* (a)	1,100	31,942

Dye & Durham Ltd.	3,388	37,431

Enghouse Systems Ltd.	2,552	56,670

FD Technologies plc*	132	2,043

Freee KK* (a)	1,200	23,494

Fuji Soft, Inc.	700	38,147

GB Group plc	17,999	78,789

Hansen Technologies Ltd.	15,092	47,577

Hilan Ltd.	865	45,517

IRESS Ltd.(a)	6,556	42,551

Kape Technologies plc*	8,536	21,621

Kinaxis, Inc.* (a)	520	55,433

Learning Technologies Group plc	20,240	25,074

Lectra	1,188	38,043

See Accompanying Notes to the Financial Statements.

224	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Lightspeed Commerce, Inc.* (a)	2,184	$41,805

LINK Mobility Group Holding ASA*	24,552	19,104

Magic Software Enterprises Ltd.	2,288	35,742

Micro Focus International plc	126,854	759,185

Money Forward, Inc.* (a)	1,100	31,379

Nemetschek SE	884	42,252

Netcompany Group A/S* (a) (b)	440	15,106

Nice Ltd.*	985	187,456

Open Text Corp.	4,346	125,724

Oracle Corp. Japan	800	42,736

QT Group OYJ* (a)	308	13,169

Rakus Co. Ltd.	1,600	17,902

Sage Group plc (The)	15,375	128,658

SAP SE	15,785	1,523,760

SimCorp A/S	660	39,429

Sinch AB* (a) (b)	7,462	17,554

Software AG	2,352	51,560

Systena Corp.	7,600	21,322

TeamViewer AG* (c)	8,274	79,601

Technology One Ltd.	7,884	60,749

Temenos AG (Registered)	1,160	69,200

TomTom NV* (a)	6,776	53,074

Trend Micro, Inc.(a)	2,500	126,316

Truecaller AB, Class B* (a)	3,168	11,591

Vitec Software Group AB, Class B	2,332	85,595

Vobile Group Ltd.* (a) (b)	46,000	10,958

WiseTech Global Ltd.	3,239	120,460

WithSecure OYJ*	8,140	13,162
		5,506,066

Specialty Retail – 1.5%

ABC-Mart, Inc.	700	31,224

Accent Group Ltd.(a)	96,883	91,689

Alpen Co. Ltd.	4,600	62,670

Aritzia, Inc.* (a)	1,716	66,474

Auto Partner SA(b)	11,382	27,672

Autobacs Seven Co. Ltd.(a)	26,700	254,183

Bic Camera, Inc.(a)	8,300	64,609

Bilia AB, Class A	22,427	237,453

Investments	Shares	Value

Specialty Retail – (continued)

CECONOMY AG	60,147	$98,027

City Chic Collective Ltd.* (a)	15,004	12,521

Clas Ohlson AB, Class B	5,460	36,440

Currys plc(a)	335,380	251,763

DCM Holdings Co. Ltd.	39,300	306,447

Delek Automotive Systems Ltd.	2,436	31,513

Dufry AG (Registered)*	1,188	39,186

Dunelm Group plc	2,604	25,994

Eagers Automotive Ltd.(a)	4,180	33,117

EDION Corp.(a)	28,700	228,040

Fast Retailing Co. Ltd.	1,000	558,348

Fenix Outdoor International AG(a)	369	29,986

Fielmann AG	607	19,354

Fnac Darty SA	7,093	219,284

Fox Wizel Ltd.	123	15,063

Frasers Group plc*	4,620	34,442

H & M Hennes & Mauritz AB, Class B(a)	10,660	107,271

Hikari Tsushin, Inc.(a)	400	48,360

Hornbach Holding AG & Co. KGaA	3,239	220,887

IDOM, Inc.	19,600	98,241

Industria de Diseno Textil SA(a)	17,220	390,425

JB Hi-Fi Ltd.(a)	1,722	47,250

JD Sports Fashion plc	44,135	49,514

JINS Holdings, Inc.	900	27,127

Joyful Honda Co. Ltd.(a)	18,400	224,561

Kid ASA(a) (b)	11,439	85,708

Kingfisher plc	41,944	105,712

Kohnan Shoji Co. Ltd.(a)	9,700	203,286

Komeri Co. Ltd.	12,300	214,744

K’s Holdings Corp.(a)	6,100	47,853

Leon’s Furniture Ltd.	9,471	118,383

Lovisa Holdings Ltd.	6,068	94,676

Luk Fook Holdings International Ltd.	97,672	212,270

Maisons du Monde SA(b)	11,521	112,957

MEKO AB	14,965	141,248

Musti Group OYJ*	2,068	38,875

Nextage Co. Ltd.(a)	3,200	61,789

Nick Scali Ltd.(a)	6,996	45,049

Nishimatsuya Chain Co. Ltd.(a)	13,600	124,896

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	225

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

Nitori Holdings Co. Ltd.	1,600	$145,699

Nojima Corp.	24,600	205,228

Pet Valu Holdings Ltd.	1,716	46,157

Pets at Home Group plc	19,950	66,106

Premier Investments Ltd.(a)	3,036	48,592

Sanrio Co. Ltd.	2,200	58,687

Shimamura Co. Ltd.	500	40,468

Super Retail Group Ltd.(a)	5,324	34,997

T-Gaia Corp.(a)	9,200	102,439

USS Co. Ltd.	1,500	22,676

Watches of Switzerland Group plc* (c)	3,344	29,819

WH Smith plc*	1,408	19,080

Yamada Holdings Co. Ltd.	17,300	55,752

Yellow Hat Ltd.	12,500	150,032
		6,622,313

Technology Hardware, Storage & Peripherals – 0.5%

Brother Industries Ltd.	3,800	64,707

Canon, Inc.(a)	20,500	435,005

Eizo Corp.	5,600	136,388

Elecom Co. Ltd.	1,600	14,855

FUJIFILM Holdings Corp.	6,400	293,616

Konica Minolta, Inc.(a)	157,700	480,628

Logitech International SA (Registered)	2,899	144,407

MCJ Co. Ltd.(a)	24,600	155,576

Melco Holdings, Inc.	2,900	60,971

Ricoh Co. Ltd.	16,800	123,201

Riso Kagaku Corp.(a)	1,700	27,072

Seiko Epson Corp.	8,200	111,772

Toshiba TEC Corp.	1,100	28,530

Wacom Co. Ltd.	8,800	38,306
		2,115,034

Textiles, Apparel & Luxury Goods – 1.5%

adidas AG	2,460	240,654

Asics Corp.	3,400	52,246

Brunello Cucinelli SpA	660	38,258

Burberry Group plc	7,175	149,936

Canada Goose Holdings, Inc.*	2,464	40,264

Chow Sang Sang Holdings International Ltd.	143,000	131,891

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – (continued)

Cie Financiere Richemont SA (Registered)	7,995	$782,444

Coats Group plc	98,856	68,860

Crystal International Group Ltd.(b)	127,500	32,485

Delta Galil Industries Ltd.	378	17,184

Descente Ltd.	1,200	28,903

Dr. Martens plc	8,536	24,452

Gildan Activewear, Inc.	2,703	85,189

Goldwin, Inc.	1,200	62,812

Hermes International	533	690,359

HUGO BOSS AG	1,232	56,791

Japan Wool Textile Co. Ltd. (The)(a)	22,900	153,607

Kering SA	1,025	469,755

LPP SA	24	41,699

LVMH Moet Hennessy Louis Vuitton SE	3,895	2,459,909

Marimekko OYJ	2,420	21,837

Moncler SpA	3,444	148,715

New Wave Group AB, Class B	2,552	35,449

Pandora A/S	1,722	90,780

Puma SE	1,640	72,632

Samsonite International SA* (a) (b)	36,900	79,348

Seiren Co. Ltd.(a)	3,600	56,506

Stella International Holdings Ltd.	144,000	139,417

Swatch Group AG (The)	451	101,579

Swatch Group AG (The) (Registered)	792	33,113

Tod’s SpA*	245	7,642

Wacoal Holdings Corp.	3,900	62,842

Yue Yuen Industrial Holdings Ltd.	246,000	250,079
		6,727,637

Thrifts & Mortgage Finance – 0.4%

Aareal Bank AG	2,352	76,758

Deutsche Pfandbriefbank AG(b)	46,002	343,042

EQB, Inc.(a)	6,724	237,993

First National Financial Corp.	1,452	36,405

See Accompanying Notes to the Financial Statements.

226	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Thrifts & Mortgage Finance – (continued)

Genworth Mortgage Insurance Australia Ltd.	128,822	$223,237

Home Capital Group, Inc.(a)	14,309	276,309

Liberty Financial Group Ltd.(a) (b)	27,280	62,799

Mortgage Advice Bureau Holdings Ltd.	2,596	19,249

OSB Group plc	13,068	62,410

Paragon Banking Group plc	80,155	394,986

Resimac Group Ltd.(a)	26,481	15,155
		1,748,343

Tobacco – 0.7%

British American Tobacco plc	47,232	1,867,157

Imperial Brands plc	20,459	500,318

Japan Tobacco, Inc.	24,600	407,807

Scandinavian Tobacco Group A/S(a) (b)	17,589	294,919

Swedish Match AB	25,379	260,899
		3,331,100

Trading Companies & Distributors – 2.0%

AddTech AB, Class B	4,180	50,536

Alligo AB, Class B	3,780	27,879

Ashtead Group plc	6,601	345,803

BayWa AG	336	15,160

Beijer Ref AB	4,576	70,935

Bossard Holding AG (Registered), Class A	220	43,703

Brenntag SE	2,055	124,788

Bufab AB	968	18,264

Bunzl plc	5,576	182,390

Diploma plc	1,364	39,041

Ferguson plc	3,567	390,563

Finning International, Inc.	2,562	54,412

Grafton Group plc	5,016	39,849

Hanwa Co. Ltd.	15,100	365,728

Howden Joinery Group plc	11,508	68,104

IMCD NV	984	127,694

Inaba Denki Sangyo Co. Ltd.	19,900	371,933

Inabata & Co. Ltd.(a)	12,500	206,630

ITOCHU Corp.(a)	30,200	782,049

Kanamoto Co. Ltd.(a)	9,323	134,731

Investments	Shares	Value

Trading Companies & Distributors – (continued)

Kanematsu Corp.	28,700	$284,036

Kloeckner & Co. SE	28,167	220,901

Marubeni Corp.	35,800	313,839

Mitsubishi Corp.	30,300	821,740

Mitsui & Co. Ltd.	35,500	786,500

MonotaRO Co. Ltd.	5,600	85,450

Nagase & Co. Ltd.(a)	39,100	533,487

Nippon Steel Trading Corp.	4,700	161,900

Nishio Rent All Co. Ltd.	8,500	171,104

OEM International AB, Class B	25,625	128,004

Reece Ltd.(a)	5,999	59,574

Rexel SA	4,641	83,046

Richelieu Hardware Ltd.	2,684	71,958

RS GROUP plc	5,808	64,095

Russel Metals, Inc.(a)	21,812	451,255

Scope Metals Group Ltd.(a)	1,968	88,684

Seven Group Holdings Ltd.	3,036	35,605

Sojitz Corp.	2,699	39,840

Sumitomo Corp.	26,800	341,773

Theme International Holdings Ltd.* (a)	1,640,000	156,691

Thermador Groupe(a)	396	32,994

Toromont Industries Ltd.	1,599	122,734

Toyota Tsusho Corp.	5,000	168,197

Travis Perkins plc	5,412	51,270

Trusco Nakayama Corp.	1,800	24,160

Yamazen Corp.	18,600	115,753

Yellow Cake plc* (b)	7,602	37,513
		8,912,295

Transportation Infrastructure – 0.4%

Aena SME SA* (b)	1,025	120,706

Aeroports de Paris*	555	75,177

Atlantia SpA	6,273	139,994

Atlas Arteria Ltd.	13,979	58,907

Auckland International Airport Ltd.*	22,332	99,898

Dalrymple Bay Infrastructure Ltd.(a)	60,564	92,559

Enav SpA(b)	12,657	48,912

Flughafen Zurich AG (Registered)*	320	49,691

Fraport AG Frankfurt Airport Services Worldwide*	890	34,341

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	227

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Transportation Infrastructure – (continued)

Getlink SE	6,888	$109,128

Hamburger Hafen und Logistik AG	1,220	14,301

Japan Airport Terminal Co. Ltd.*	1,200	51,509

Kamigumi Co. Ltd.	3,100	58,982

Mitsubishi Logistics Corp.	1,700	37,343

Port of Tauranga Ltd.	5,225	19,700

Qube Holdings Ltd.	36,652	63,749

SATS Ltd.*	19,000	36,655

Sumitomo Warehouse Co. Ltd. (The)(a)	24,600	334,157

Transurban Group	46,879	397,492

Westshore Terminals Investment Corp.	1,647	29,425
		1,872,626

Water Utilities – 0.1%

Pennon Group plc	2,970	28,638

Severn Trent plc	3,854	111,066

United Utilities Group plc	10,455	113,079
		252,783

Wireless Telecommunication Services – 0.8%

Airtel Africa plc(b)	34,804	45,321

Freenet AG	2,198	43,252

KDDI Corp.	33,900	1,002,392

Millicom International Cellular SA, SDR*	3,036	32,914

Okinawa Cellular Telephone Co.	8,200	155,190

Orange Belgium SA*	1,188	20,125

Partner Communications Co. Ltd.*	6,160	46,644

Rogers Communications, Inc., Class B	4,797	199,434

SoftBank Corp.	57,500	566,934

SoftBank Group Corp.(a)	17,782	765,666

Tele2 AB, Class B	8,052	65,958

Vodafone Group plc	578,920	677,471
		3,621,301
Total Common Stocks (Cost $462,207,051)		435,422,178

Investments	Shares	Value

CLOSED END FUNDS – 0.0%(f)

Independent Power and Renewable Electricity Producers – 0.0%(f)

Renewables Infrastructure Group Ltd. (The) (Cost $50,126)	34,059	$51,056
	Number of Rights

RIGHTS – 0.0%

Real Estate Management & Development – 0.0%

S IMMO AG, expiring 12/31/2022, price 1.00 EUR* ‡ (Cost $–)	2,564	—
	Number of Warrants

WARRANTS – 0.0%

Construction & Engineering – 0.0%

Webuild SpA, expiring 8/2/2030* ‡ (a) (Cost $–)	10,785	—
	Principal Amount

SECURITIES LENDING REINVESTMENTS(g) – 1.7%

REPURCHASE AGREEMENTS – 1.7%

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $4,212,026, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 –1/15/2029; total market value $4,241,589	$4,211,675	4,211,675

See Accompanying Notes to the Financial Statements.

228	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – (continued)

REPURCHASE AGREEMENTS – (continued)

National Bank of Canada, 3.07%, dated 10/31/2022, due 11/7/2022, repurchase price $3,001,791, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.13%, maturing 12/1/2022 – 8/15/2052; total market value $3,041,106	$3,000,000	$3,000,000

TD Prime Services LLC, 3.15%, dated 10/31/2022, due 11/1/2022, repurchase price $379,427, collateralized by various Common Stocks; total market value $414,926	379,394	379,394
		7,591,069
Total Securities Lending Reinvestments (Cost $7,591,069)		7,591,069
Total Investments – 99.2% (Cost $469,848,246)		443,064,303

Other assets less liabilities – 0.8%		3,689,877
Net Assets –100.0%		$446,754,180

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $52,637,337 collateralized in the form of cash with a value of $7,591,069 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $36,234,872 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 10, 2022 – May 15, 2052 and $13,323,302 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from November 22, 2022 – June 30, 2120; a total value of $57,149,242.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Amount represents less than one share.

(e)	Amount less than one dollar.

(f)	Represents less than 0.05% of net assets.

(g)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $7,591,069.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

CHDI – Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA – Dutch Certification

OYJ – Public Limited Company

Preference A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SDR – Swedish Depositary Receipt

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$55,570,251
Aggregate gross unrealized depreciation	(85,682,456)
Net unrealized depreciation	$(30,112,205)
Federal income tax cost	$473,187,236

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	229

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Futures Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	86	12/16/2022	EUR	$3,075,231	$60,380
FTSE 100 Index	27	12/16/2022	GBP	2,209,470	(63,678)
Nikkei 225 Index	31	12/08/2022	JPY	2,870,892	32,157
S&P/TSX 60 Index	10	12/15/2022	CAD	1,726,623	31,256
SPI 200 Index	10	12/15/2022	AUD	1,096,017	2,103
					$62,218

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2022:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
GBP	823,203	Bank of New York	USD	939,015	12/21/2022	$10,447
USD	345,031	Citibank NA	CHF	330,788	12/21/2022	12,446
USD	24,111	Morgan Stanley	DKK	178,253	12/21/2022	343
USD	737,252	Bank of Montreal	JPY	105,750,000	12/21/2022	21,128
USD	422,945	Citibank NA	NZD	711,055	12/21/2022	9,532
Total unrealized appreciation						$53,896
AUD	1,388,017	Morgan Stanley	USD	929,337	12/21/2022	$(40,306)
CAD	1,004,150	Toronto-Dominion Bank (The)	USD	754,364	12/21/2022	(17,775)
EUR	467,687	Morgan Stanley	USD	470,236	12/21/2022	(6,045)
HKD	362,598	Goldman Sachs & Co.	USD	46,267	12/21/2022	(46)
ILS	366,970	BNP Paribas SA	USD	107,172	12/21/2022	(2,464)
JPY	100,430,889	Bank of New York	USD	708,013	12/21/2022	(27,909)
NOK	1,450,557	Morgan Stanley	USD	141,154	12/21/2022	(1,386)
SEK	4,244,576	Morgan Stanley	USD	394,731	12/21/2022	(8,967)
SGD	143,900	JPMorgan Chase Bank	USD	102,208	12/21/2022	(488)
Total unrealized depreciation						$(105,386)
Net unrealized depreciation						$(51,490)

See Accompanying Notes to the Financial Statements.

230	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Australia	6.0%
Austria	0.2
Belgium	0.9
Canada	11.2
Denmark	1.9
Finland	0.8
France	7.4
Germany	5.2
Hong Kong	2.1
Ireland	0.2
Israel	1.1
Italy	2.2
Japan	27.7
Netherlands	2.8
New Zealand	0.3
Norway	1.3
Poland	0.4
Portugal	0.3
Singapore	1.4
Spain	2.0
Sweden	3.1
Switzerland	5.8
United Kingdom	13.1
United States	0.1
Other[1]	2.5
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	231

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Security Type	% of Net Assets
Common Stocks	97.5%
Closed End Funds	0.0 †
Rights	—
Warrants	—
Securities Lending Reinvestments	1.7
Others(1)	0.8
100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

232	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.5%

Aerospace & Defense – 0.2%

AECC Aero-Engine Control Co. Ltd., Class A	5,000	$20,552

AECC Aviation Power Co. Ltd., Class A	4,700	31,322

Aselsan Elektronik Sanayi ve Ticaret A/S	6,972	12,075

AVIC Electromechanical Systems Co. Ltd., Class A	5,300	8,496

AviChina Industry & Technology Co. Ltd., Class H(a)	81,000	35,496

Bharat Dynamics Ltd.(b)	1,587	18,371

Bharat Electronics Ltd.	72,030	92,977

Embraer SA*	16,500	43,237

Hanwha Aerospace Co. Ltd.	882	41,052

Hanwha Systems Co. Ltd.	689	5,393

Hindustan Aeronautics Ltd.(b)	1,708	52,204

Korea Aerospace Industries Ltd.	1,576	52,388

Kuang-Chi Technologies Co. Ltd., Class A*	5,600	13,274

LIG Nex1 Co. Ltd.	250	17,814

United Aircraft Corp. PJSC* ‡	25,155,036	—
		444,651

Air Freight & Logistics – 0.4%

Agility Public Warehousing Co. KSC	27,701	70,113

Allcargo Logistics Ltd.	1,900	9,933

Aramex PJSC	32,940	32,554

Blue Dart Express Ltd.	265	24,289

Dimerco Express Corp.	49,000	94,130

Hanjin Transportation Co. Ltd.	2,940	39,834

Hyundai Glovis Co. Ltd.	686	83,797

JD Logistics, Inc.* (b)	29,400	41,048

Kerry Express Thailand PCL, NVDR*	38,500	17,803

Kerry TJ Logistics Co. Ltd.	8,000	8,665

SF Holding Co. Ltd., Class A	7,100	46,947

Sindhu Trade Links Ltd.*	153,489	36,436

Sinotrans Ltd., Class A	23,500	11,430

Investments	Shares	Value

Air Freight & Logistics – (continued)

Sinotrans Ltd., Class H	83,000	$20,195

T3EX Global Holdings Corp.	49,000	92,305

YTO Express Group Co. Ltd., Class A	4,700	12,145

Yunda Holding Co. Ltd., Class A	5,800	10,474

ZTO Express Cayman, Inc.	7,350	123,501
		775,599

Airlines – 0.4%

Aeroflot PJSC* ‡	74,029	—

Air Arabia PJSC	100,646	55,899

Azul SA (Preference)*	11,700	35,966

China Airlines Ltd.	61,000	32,088

China Eastern Airlines Corp. Ltd., Class A*	14,300	9,405

China Eastern Airlines Corp. Ltd., Class H* (a)	46,000	15,177

China Southern Airlines Co. Ltd., Class A*	14,100	12,480

China Southern Airlines Co. Ltd., Class H* (a)	24,000	12,382

Controladora Vuela Cia de Aviacion SAB de CV, Class A* (a)	36,400	30,882

Eva Airways Corp.	52,798	38,342

Gol Linhas Aereas Inteligentes SA (Preference)*	10,600	19,413

Hanjin Kal Corp.*	273	7,628

InterGlobe Aviation Ltd.* (b)	1,875	40,357

Jazeera Airways Co. KSCP	2,338	12,613

Jeju Air Co. Ltd.*	1,962	13,732

Jin Air Co. Ltd.*	658	6,074

Korean Air Lines Co. Ltd.*	3,339	54,148

Pegasus Hava Tasimaciligi A/S*	14,431	248,392

Turk Hava Yollari AO*	19,635	106,920
		751,898

Auto Components – 1.0%

Apollo Tyres Ltd.	11,319	39,750

Asahi India Glass Ltd.	4,900	36,455

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	233

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

Balkrishna Industries Ltd.	1,715	$40,665

Bharat Forge Ltd.	5,771	58,158

Bosch Ltd.	204	40,635

Cheng Shin Rubber Industry Co. Ltd.	49,000	49,118

DN Automotive Corp.	1,519	61,850

Endurance Technologies Ltd.(b)	350	5,726

Exide Industries Ltd.	15,150	30,336

Fuyao Glass Industry Group Co. Ltd., Class A	4,800	21,986

Fuyao Glass Industry Group Co. Ltd., Class H(b)	8,400	30,123

Hankook & Co. Co Ltd.	907	8,182

Hankook Tire & Technology Co. Ltd.	2,492	63,942

Hanon Systems	2,756	15,091

HL Mando Co. Ltd.	1,089	37,805

Hota Industrial Manufacturing Co. Ltd.	12,134	28,167

Huayu Automotive Systems Co. Ltd., Class A	9,400	21,598

Hyundai Mobis Co. Ltd.	1,989	305,796

Hyundai Wia Corp.	583	25,007

Iljin Hysolus Co. Ltd.*	383	8,201

Kenda Rubber Industrial Co. Ltd.	37,000	35,079

Kordsa Teknik Tekstil A/S	22,834	78,679

Kumho Tire Co., Inc.*	1	2

Minth Group Ltd.	12,000	23,695

Motherson Sumi Wiring India Ltd.	21,519	22,747

MRF Ltd.	38	41,668

Myoung Shin Industrial Co. Ltd.*	1,250	15,137

Nan Kang Rubber Tire Co. Ltd.*	14,000	14,837

Nexen Tire Corp.	13,049	70,721

Nexteer Automotive Group Ltd.(a)	343,000	185,704

Ningbo Tuopu Group Co. Ltd., Class A	1,200	10,654

Samvardhana Motherson International Ltd.	39,996	31,165

Investments	Shares	Value

Auto Components – (continued)

Sebang Global Battery Co. Ltd.	81	$2,215

Shandong Linglong Tyre Co. Ltd., Class A	5,500	12,336

SL Corp.	550	11,873

SNT Motiv Co. Ltd.	3,038	94,161

Sona Blw Precision Forgings Ltd.(b)	2,550	14,337

Sundram Fasteners Ltd.	2,951	33,384

Tianneng Power International Ltd.(a)	262,000	251,992

Tong Yang Industry Co. Ltd.	19,000	26,682

Tube Investments of India Ltd.	1,715	56,835

Tung Thih Electronic Co. Ltd.	1,000	4,159

UNO Minda Ltd.	3,740	24,249

Weifu High-Technology Group Co. Ltd., Class A	4,700	11,083

ZF Commercial Vehicle Control Systems India Ltd.	250	30,892
		2,032,877

Automobiles – 2.2%

Astra International Tbk. PT	627,200	267,407

Bajaj Auto Ltd.	1,151	51,056

BYD Co. Ltd., Class A	2,600	87,872

BYD Co. Ltd., Class H	15,000	335,739

China Motor Corp.	5,400	6,997

Chongqing Changan Automobile Co. Ltd., Class A	17,108	26,464

Chongqing Changan Automobile Co. Ltd., Class B	6,890	2,984

Dongfeng Motor Group Co. Ltd., Class H	976,000	441,384

DRB-Hicom Bhd.	352,800	99,990

Eicher Motors Ltd.	2,470	114,894

Ford Otomotiv Sanayi A/S	1,736	33,875

Geely Automobile Holdings Ltd.(a)	98,000	105,368

Great Wall Motor Co. Ltd., Class A	4,700	18,778

Great Wall Motor Co. Ltd., Class H	49,000	53,495

Guangzhou Automobile Group Co. Ltd., Class A	13,500	20,957

See Accompanying Notes to the Financial Statements.

234	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Automobiles – (continued)

Guangzhou Automobile Group Co. Ltd., Class H	64,000	$38,971

Hero MotoCorp Ltd.	2,107	68,136

Hyundai Motor Co.	4,116	475,329

Hyundai Motor Co. (2nd Preference)	1,127	63,136

Hyundai Motor Co. (3rd Preference)	54	2,855

Hyundai Motor Co. (Preference)	676	37,206

Kia Corp.	7,894	367,421

Li Auto, Inc., Class A* (a)	19,600	133,707

Mahindra & Mahindra Ltd.	15,778	257,053

Maruti Suzuki India Ltd.	2,205	253,793

NIO, Inc., Class A*	24,500	233,457

Oriental Holdings Bhd.	8,500	11,973

SAIC Motor Corp. Ltd., Class A	24,500	46,156

Sanyang Motor Co. Ltd.	236,000	265,864

Tata Motors Ltd.*	31,767	158,398

Tata Motors Ltd., Class A*	8,230	23,384

Tofas Turk Otomobil Fabrikasi A/S	3,233	17,101

TVS Motor Co. Ltd.	3,493	48,360

UMW Holdings Bhd.	216,600	153,471

XPeng, Inc., Class A* (a)	19,600	63,420

Yadea Group Holdings Ltd.(b)	16,000	24,418

Yulon Motor Co. Ltd.	26,986	38,190
		4,449,059

Banks – 13.9%

Absa Group Ltd.	23,863	259,360

Abu Dhabi Commercial Bank PJSC	83,928	215,929

Abu Dhabi Islamic Bank PJSC	23,694	61,282

AFFIN Bank Bhd.	31,038	14,705

Agricultural Bank of China Ltd., Class A	393,100	148,653

Agricultural Bank of China Ltd., Class H	915,000	261,101

Ahli United Bank KSCP	8,800	7,585

Akbank TAS, ADR	46,845	71,439

Al Ahli Bank of Kuwait KSCP	9,527	10,181

Investments	Shares	Value

Banks – (continued)

Al Rajhi Bank*	34,104	$773,286

Alinma Bank	15,813	157,812

Alliance Bank Malaysia Bhd.	27,600	21,599

Alpha Services and Holdings SA*	63,014	58,419

AMMB Holdings Bhd.	73,500	63,582

AU Small Finance Bank Ltd.(b)	4,998	35,596

Axis Bank Ltd.	37,583	411,346

Banco Bradesco SA*	45,600	144,606

Banco Bradesco SA (Preference)	161,942	612,925

Banco Davivienda SA (Preference)	43,022	229,065

Banco de Bogota SA	3,242	17,262

Banco de Chile	1,373,176	125,545

Banco de Credito e Inversiones SA	1,670	46,518

Banco del Bajio SA(a) (b)	28,373	79,877

Banco do Brasil SA	44,100	311,131

Banco do Estado do Rio Grande do Sul SA (Preference), Class B	73,500	163,466

Banco Pan SA (Preference)	10,600	15,615

Banco Santander Chile	1,891,547	67,740

Bancolombia SA	8,820	64,120

Bancolombia SA (Preference)	13,747	87,974

Bandhan Bank Ltd.* (b)	12,381	35,680

Bangkok Bank PCL, NVDR	15,000	57,344

Bank Al Habib Ltd.	403,172	97,072

Bank AlBilad*	8,364	112,854

Bank Al-Jazira	6,066	37,743

Bank Central Asia Tbk. PT	960,400	541,851

Bank Ina Perdana PT*	70,500	17,718

Bank Jago Tbk. PT*	75,000	24,523

Bank Mandiri Persero Tbk. PT	646,800	437,489

Bank Negara Indonesia Persero Tbk. PT	230,300	138,793

Bank OCBC Nisp Tbk. PT	1,269,100	61,024

Bank of Ayudhya PCL, NVDR	70,000	58,395

Bank of Baroda	31,698	56,559

Bank of Beijing Co. Ltd., Class A	70,000	38,747

Bank of Changsha Co. Ltd., Class A	9,400	8,294

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	235

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Bank of Chengdu Co. Ltd., Class A	10,600	$19,781

Bank of China Ltd., Class A	200,900	82,853

Bank of China Ltd., Class H	2,352,000	758,048

Bank of Chongqing Co. Ltd., Class H	220,500	99,999

Bank of Communications Co. Ltd., Class A	102,100	62,251

Bank of Communications Co. Ltd., Class H	638,000	311,285

Bank of Hangzhou Co. Ltd., Class A	18,800	31,193

Bank of India	5,936	4,321

Bank of Jiangsu Co. Ltd., Class A	42,580	40,371

Bank of Nanjing Co. Ltd., Class A	31,200	44,116

Bank of Ningbo Co. Ltd., Class A	16,350	53,226

Bank of Qingdao Co. Ltd., Class H(b)	220,500	68,539

Bank of Shanghai Co. Ltd., Class A	45,000	34,404

Bank of the Philippine Islands	23,710	39,278

Bank of Zhengzhou Co. Ltd., Class A*	17,490	5,464

Bank Pan Indonesia Tbk. PT	71,500	11,002

Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT	2,146,200	189,199

Bank Pembangunan Daerah Jawa Timur Tbk. PT	918,000	41,493

Bank Rakyat Indonesia Persero Tbk. PT	1,185,800	353,516

Bank Tabungan Negara Persero Tbk. PT	1,700,000	168,392

Banque Saudi Fransi	10,613	122,016

BDO Unibank, Inc.	51,940	114,098

BNK Financial Group, Inc.	10,830	48,735

BOC Hong Kong Holdings Ltd.	98,000	304,617

Boubyan Bank KSCP	19,922	52,997

Burgan Bank SAK	30,004	21,117

Canara Bank	14,791	51,890

Investments	Shares	Value

Banks – (continued)

Capitec Bank Holdings Ltd.	1,688	$174,570

Chang Hwa Commercial Bank Ltd.	114,919	59,203

China Bohai Bank Co. Ltd., Class H(a) (b)	1,245,500	153,905

China CITIC Bank Corp. Ltd., Class H	245,000	92,384

China Construction Bank Corp., Class A	28,200	20,632

China Construction Bank Corp., Class H	2,891,000	1,535,758

China Everbright Bank Co. Ltd., Class A	117,600	43,826

China Everbright Bank Co. Ltd., Class H	53,000	13,706

China Merchants Bank Co. Ltd., Class A	49,000	180,059

China Merchants Bank Co. Ltd., Class H	98,000	322,095

China Minsheng Banking Corp. Ltd., Class A	83,300	37,663

China Minsheng Banking Corp. Ltd., Class H(a)	196,000	56,928

China Zheshang Bank Co. Ltd., Class A*	47,000	17,773

China Zheshang Bank Co. Ltd., Class H* (a)	53,000	18,297

Chongqing Rural Commercial Bank Co. Ltd., Class A	18,800	8,990

Chongqing Rural Commercial Bank Co. Ltd., Class H	94,000	28,500

CIMB Group Holdings Bhd.	208,040	242,889

City Union Bank Ltd.	9,675	21,740

Commercial Bank PSQC (The)	59,417	102,690

Commercial International Bank Egypt SAE	81,677	109,579

Credicorp Ltd.	2,009	294,037

Credit Agricole Egypt SAE	236,999	67,910

Credit Bank of Moscow PJSC* ‡	229,590	—

CTBC Financial Holding Co. Ltd.	588,000	372,262

DGB Financial Group, Inc.	7,200	34,321

Doha Bank QPSC	591,986	358,597

See Accompanying Notes to the Financial Statements.

236	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Dubai Islamic Bank PJSC	84,425	$133,773

E.Sun Financial Holding Co. Ltd.	245,179	176,527

Emirates NBD Bank PJSC	72,520	261,605

Eurobank Ergasias Services and Holdings SA*	81,242	80,296

Faisal Islamic Bank of Egypt	46,688	44,447

Far Eastern International Bank	65,617	21,586

Federal Bank Ltd.	30,426	48,335

First Abu Dhabi Bank PJSC	77,031	375,398

First Financial Holding Co. Ltd.	190,172	146,071

Grupo Aval Acciones y Valores SA (Preference)	142,166	15,721

Grupo Bolivar SA	1,518	17,377

Grupo Elektra SAB de CV	980	49,083

Grupo Financiero Banorte SAB de CV, Class O	73,500	596,361

Grupo Financiero Inbursa SAB de CV, Class O* (a)	28,946	53,330

Gulf Bank KSCP	44,835	49,648

Habib Bank Ltd.	304,952	96,491

Haci Omer Sabanci Holding A/S	31,455	56,712

Hana Financial Group, Inc.	8,330	241,225

Hong Leong Bank Bhd.	14,300	63,999

Hong Leong Financial Group Bhd.	9,800	39,548

Hua Nan Financial Holdings Co. Ltd.	161,065	105,219

Huaxia Bank Co. Ltd., Class A	47,000	30,846

ICICI Bank Ltd.	87,563	961,233

IDFC First Bank Ltd.*	61,957	41,990

Indian Bank	7,425	22,774

IndusInd Bank Ltd.	9,523	131,454

Industrial & Commercial Bank of China Ltd., Class A	254,800	144,880

Industrial & Commercial Bank of China Ltd., Class H	2,107,000	915,288

Industrial Bank Co. Ltd., Class A	53,900	110,996

Industrial Bank of Korea	9,751	71,535

Intercorp Financial Services, Inc.	1,040	25,480

Investments	Shares	Value

Banks – (continued)

Itau CorpBanca Chile SA	10,585,840	$20,637

Itau Unibanco Holding SA (Preference)*	142,100	823,258

Itausa SA	26,514	54,673

Itausa SA (Preference)	144,300	295,351

JB Financial Group Co. Ltd.	3,370	16,987

Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	6,700	6,408

KakaoBank Corp.*	5,243	62,940

Kasikornbank PCL, NVDR	35,800	137,331

KB Financial Group, Inc.	11,662	393,386

Kiatnakin Phatra Bank PCL, NVDR	9,800	18,797

King’s Town Bank Co. Ltd.	24,000	22,866

Komercni Banka A/S	1,272	36,485

Kotak Mahindra Bank Ltd.	18,369	422,058

Krung Thai Bank PCL, NVDR	112,400	51,682

Kuwait Finance House KSCP	133,770	349,810

Kuwait International Bank KSCP	26,655	16,264

Kuwait Projects Co. Holding KSCP	22,000	8,381

Malayan Banking Bhd.	209,700	380,990

Malaysia Building Society Bhd.	119,217	14,877

Masraf Al Rayan QSC	108,432	114,245

MCB Bank Ltd.	151,508	83,641

Mega Financial Holding Co. Ltd.	186,775	173,313

Metropolitan Bank & Trust Co.	48,620	43,376

Moneta Money Bank A/S(b)	17,993	52,518

National Bank of Greece SA*	13,715	49,748

National Bank of Kuwait SAKP	125,370	436,316

Nedbank Group Ltd.	13,981	165,513

O-Bank Co. Ltd.	106,000	26,120

OTP Bank Nyrt.	6,713	146,101

Ping An Bank Co. Ltd., Class A	47,100	66,727

Piraeus Financial Holdings SA*	28,658	35,349

Postal Savings Bank of China Co. Ltd., Class A	97,999	52,097

Postal Savings Bank of China Co. Ltd., Class H(a) (b)	196,000	90,886

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	237

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Public Bank Bhd.	256,600	$242,598

Punjab National Bank	43,248	22,283

Qatar International Islamic Bank QSC	14,896	47,325

Qatar Islamic Bank SAQ	26,407	176,856

Qatar National Bank QPSC	77,939	426,746

Qingdao Rural Commercial Bank Corp., Class A	18,800	7,135

RBL Bank Ltd.* (b)	168,340	274,847

Regional SAB de CV	5,500	38,366

RHB Bank Bhd.	101,959	123,351

Riyad Bank	24,217	231,694

Rizal Commercial Banking Corp.	275,000	107,722

Saudi British Bank (The)	6,958	80,551

Saudi Investment Bank (The)	8,484	40,957

Saudi National Bank (The)	37,599	594,371

Sberbank of Russia PJSC* ‡	369,050	—

Sberbank of Russia PJSC (Preference)* ‡	39,708	—

SCB X PCL, NVDR	30,500	84,945

Security Bank Corp.	116,810	174,157

Shanghai Commercial & Savings Bank Ltd. (The)	126,000	181,438

Shanghai Pudong Development Bank Co. Ltd., Class A	73,500	66,868

Shinhan Financial Group Co. Ltd.	15,386	392,089

SinoPac Financial Holdings Co. Ltd.	346,640	173,199

Standard Bank Group Ltd.	40,755	380,661

State Bank of India	51,437	356,553

Sunrisemezz plc*	4,094	331

Taichung Commercial Bank Co. Ltd.	50,000	19,474

Taishin Financial Holding Co. Ltd.	355,315	146,107

Taiwan Business Bank	90,107	33,417

Taiwan Cooperative Financial Holding Co. Ltd.	196,000	152,068

Thanachart Capital PCL, NVDR	19,300	20,284

Investments	Shares	Value

Banks – (continued)

Tisco Financial Group PCL, NVDR	11,200	$28,250

TMBThanachart Bank PCL, NVDR	1,288,600	46,046

Turkiye Garanti Bankasi A/S	13,849	17,495

Turkiye Halk Bankasi A/S*	237,748	105,308

Turkiye Is Bankasi A/S, Class C	117,781	59,008

Turkiye Vakiflar Bankasi TAO, Class D*	19,050	8,776

Union Bank of India Ltd.	27,150	17,679

Union Bank of Taiwan	50,000	23,508

Union Bank of the Philippines	7,980	10,603

United Bank Ltd.	193,914	94,284

VTB Bank PJSC* ‡	136,511,531	—

Warba Bank KSCP*	13,340	10,379

Woori Financial Group, Inc.	17,885	147,530

Yapi ve Kredi Bankasi A/S	76,200	37,725

Yes Bank Ltd.*	38,361	7,206
		28,772,869

Beverages – 1.3%

Ambev SA	77,700	236,924

Anadolu Efes Biracilik ve Malt Sanayii A/S	5,350	13,793

Anhui Gujing Distillery Co. Ltd., Class A	700	18,900

Anhui Gujing Distillery Co. Ltd., Class B	2,200	25,932

Arca Continental SAB de CV	14,700	120,191

Becle SAB de CV(a)	10,700	22,592

Carabao Group PCL, NVDR	11,600	27,507

China Foods Ltd.	294,000	74,906

China Resources Beer Holdings Co. Ltd.	27,107	127,768

Chongqing Brewery Co. Ltd., Class A	600	7,187

Coca-Cola Femsa SAB de CV	9,800	61,622

Coca-Cola Icecek A/S	2,875	26,582

Distell Group Holdings Ltd.*	2,280	21,541

Embotelladora Andina SA (Preference), Class B	153,688	268,681

Emperador, Inc.*	55,200	18,651

See Accompanying Notes to the Financial Statements.

238	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Beverages – (continued)

Fomento Economico Mexicano SAB de CV	29,914	$214,352

Fraser & Neave Holdings Bhd.	3,700	16,074

Hebei Hengshui Laobaigan Liquor Co. Ltd., Class A	2,300	6,690

Heineken Malaysia Bhd.	3,800	18,566

Hite Jinro Co. Ltd.	348	6,266

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	2,100	37,591

JiuGui Liquor Co. Ltd., Class A	500	6,991

Kweichow Moutai Co. Ltd., Class A	1,800	332,941

Lotte Chilsung Beverage Co. Ltd.	150	14,795

Luzhou Laojiao Co. Ltd., Class A	2,400	51,413

Nongfu Spring Co. Ltd., Class H(b)	32,600	163,834

Osotspa PCL, NVDR	31,700	22,072

Radico Khaitan Ltd.	3,528	44,404

Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	1,960	62,404

Tsingtao Brewery Co. Ltd., Class A	1,100	12,328

Tsingtao Brewery Co. Ltd., Class H	10,000	70,065

United Breweries Ltd.	1,379	27,535

United Spirits Ltd.*	5,584	60,466

Varun Beverages Ltd.	5,047	63,961

Vina Concha y Toro SA	179,427	202,655

Wuliangye Yibin Co. Ltd., Class A	4,900	89,627
		2,597,807

Biotechnology – 0.8%

3SBio, Inc.(b)	294,000	207,489

ABLBio, Inc.*	1,585	22,310

Adimmune Corp.*	19,000	19,370

Akeso, Inc., Class B* (a) (b)	17,000	68,218

Alphamab Oncology* (a) (b)	24,000	16,846

Alteogen, Inc.*	936	24,115

Amicogen, Inc.*	514	6,856

Investments	Shares	Value

Biotechnology – (continued)

BeiGene Ltd.*	14,700	$185,392

Beijing Tiantan Biological Products Corp. Ltd., Class A	6,360	18,012

Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	1,015	17,456

Biocon Ltd.	6,644	21,659

Bioneer Corp.*	1,265	23,667

BNC Korea Co. Ltd.*	2,035	7,586

Celltrion, Inc.	1,703	229,545

Daan Gene Co. Ltd., Class A	8,000	19,598

Eubiologics Co. Ltd.*	935	6,827

GC Cell Corp.*	3,365	106,777

GeneOne Life Science, Inc.*	3,823	19,834

Genexine, Inc.*	1,440	22,645

Green Cross Corp.	163	14,590

Green Cross Holdings Corp.	15,092	183,823

Helixmith Co. Ltd.*	1,890	16,585

Hualan Biological Engineering, Inc., Class A	5,300	12,875

Hugel, Inc.*	126	9,889

I-Mab, ADR*	742	2,753

InnoCare Pharma Ltd.* (a) (b)	31,000	36,213

Innovent Biologics, Inc.* (a) (b)	19,000	67,288

iNtRON Biotechnology, Inc.*	1,643	10,208

Kintor Pharmaceutical Ltd.* (b)	7,000	11,093

L&C Bio Co. Ltd.	899	14,169

Medigen Vaccine Biologics Corp.*	4,564	9,122

MedPacto, Inc.*	235	3,811

Medytox, Inc.	120	8,862

Naturecell Co. Ltd.*	2,743	33,314

NKMax Co. Ltd.*	1,797	16,905

OBI Pharma, Inc.*	10,354	20,983

PharmaResearch Co. Ltd.	349	15,068

Pharmicell Co. Ltd.*	2,919	20,902

Prestige Biopharm Ltd., KDR*	8,772	46,740

Seegene, Inc.	1,378	27,764

Shanghai Junshi Biosciences Co. Ltd., Class A*	1,113	10,836

Shanghai Junshi Biosciences Co. Ltd., Class H* (a) (b)	2,200	7,693

Shanghai RAAS Blood Products Co. Ltd., Class A	9,400	7,006

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	239

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Biotechnology – (continued)

SK Bioscience Co. Ltd.*	468	$24,838

Tanvex BioPharma, Inc.*	6,000	5,484

Vaxcell-Bio Therapeutics Co. Ltd.*	371	9,441

Zai Lab Ltd.*	13,300	30,633

Zhejiang Orient Gene Biotech Co. Ltd., Class A	770	8,714
		1,731,804

Building Products – 0.3%

Astral Ltd.	1,731	42,474

Beijing New Building Materials plc, Class A	5,300	14,400

Blue Star Ltd.	2,703	40,365

China Lesso Group Holdings Ltd.	33,000	26,779

Kajaria Ceramics Ltd.	1,150	15,021

KCC Glass Corp.	4,410	119,813

Kyung Dong Navien Co. Ltd.	2,850	68,927

Luoyang Glass Co. Ltd., Class H* (a)	18,000	16,258

LX Hausys Ltd.	88	1,989

Saudi Ceramic Co.	935	10,302

Taiwan Glass Industry Corp.	48,000	30,389

Xinyi Glass Holdings Ltd.	80,000	102,932

Zhejiang Weixing New Building Materials Co. Ltd., Class A	5,300	12,635

Zhuzhou Kibing Group Co. Ltd., Class A	5,300	5,700
		507,984

Capital Markets – 1.8%

Aju IB Investment Co. Ltd.	828	1,462

Angel One Ltd.	1,600	30,978

B3 SA – Brasil Bolsa Balcao	107,800	308,983

Banco BTG Pactual SA*	19,600	108,099

Bangkok Commercial Asset Management PCL, NVDR	26,500	10,653

Bolsa Mexicana de Valores SAB de CV	10,400	18,904

Boursa Kuwait Securities Co. KPSC	2,016	14,787

Investments	Shares	Value

Capital Markets – (continued)

Bursa Malaysia Bhd.	8,000	$10,914

Caitong Securities Co. Ltd., Class A	12,220	11,971

Capital Securities Corp.	79,000	24,517

Changjiang Securities Co. Ltd., Class A	14,100	10,065

China Bills Finance Corp.	53,000	23,356

China Cinda Asset Management Co. Ltd., Class H	3,465,000	322,229

China Everbright Ltd.(a)	350,000	184,590

China Galaxy Securities Co. Ltd., Class A	5,200	6,419

China Galaxy Securities Co. Ltd., Class H	128,500	48,127

China International Capital Corp. Ltd., Class A	1,600	7,594

China International Capital Corp. Ltd., Class H(b)	19,600	27,266

China Merchants Securities Co. Ltd., Class A	21,220	36,343

China Merchants Securities Co. Ltd., Class H(a) (b)	16,600	15,395

CITIC Securities Co. Ltd., Class A	17,175	40,498

CITIC Securities Co. Ltd., Class H	29,073	43,481

Coronation Fund Managers Ltd.	7,009	12,517

CRISIL Ltd.	342	12,386

CSC Financial Co. Ltd., Class A	7,500	24,261

CSC Financial Co. Ltd., Class H(a) (b)	351,000	254,424

Daishin Securities Co. Ltd.	212	2,076

Daishin Securities Co. Ltd. (Preference)	530	4,911

Daou Data Corp.	6,370	69,538

Daou Technology, Inc.	9,485	120,523

Dubai Financial Market PJSC	33,628	12,909

Egyptian Financial Group-Hermes Holding Co.*	359,104	199,254

Everbright Securities Co. Ltd., Class A	9,400	18,057

See Accompanying Notes to the Financial Statements.

240	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Founder Securities Co. Ltd., Class A	14,100	$12,229

GF Securities Co. Ltd., Class A	14,100	26,331

GF Securities Co. Ltd., Class H	29,400	29,925

Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A	11,664	8,901

Guosen Securities Co. Ltd., Class A	14,100	16,653

Guotai Junan International Holdings Ltd.(a)	1,108,000	79,044

Guotai Junan Securities Co. Ltd., Class A	19,600	35,502

Guotai Junan Securities Co. Ltd., Class H(a) (b)	21,200	21,416

Haitong Securities Co. Ltd., Class A	18,800	21,740

Haitong Securities Co. Ltd., Class H	98,000	47,940

Hanwha Investment & Securities Co. Ltd.	5,088	8,787

HDFC Asset Management Co. Ltd.(b)	1,150	28,822

Huatai Securities Co. Ltd., Class A	24,100	39,525

Huatai Securities Co. Ltd., Class H(b)	46,200	45,259

IBF Financial Holdings Co. Ltd.	52,387	18,046

ICICI Securities Ltd.(b)	1,880	11,727

IDFC Ltd.	53,949	50,477

IIFL Wealth Management Ltd.	2,010	43,013

Indian Energy Exchange Ltd.(b)	7,100	12,000

Industrial Securities Co. Ltd., Class A*	34,450	25,724

Investec Ltd.	8,207	40,348

Is Yatirim Menkul Degerler A/S	47,824	92,805

JM Financial Ltd.	150,439	124,400

JSE Ltd.	1,224	6,770

KIWOOM Securities Co. Ltd.	640	36,303

Korea Investment Holdings Co. Ltd.	1,225	42,612

Meritz Securities Co. Ltd.	6,708	17,424

Mirae Asset Securities Co. Ltd.	7,325	32,654

Investments	Shares	Value

Capital Markets – (continued)

Moscow Exchange MICEX-RTS PJSC* ‡	29,911	$—

Multi Commodity Exchange of India Ltd.	583	10,820

Nanjing Securities Co. Ltd., Class A	9,400	10,200

NH Investment & Securities Co. Ltd.	5,356	33,728

Ninety One Ltd.	6,828	16,051

Nippon Life India Asset Management Ltd.(b)	5,244	17,136

Orient Securities Co. Ltd., Class A	12,032	12,793

Orient Securities Co. Ltd., Class H(b)	20,400	7,614

Pacific Strategic Financial Tbk. PT*	448,500	32,924

Pihsiang Machinery Manufacturing Co. Ltd.* ‡	5,000	—

President Securities Corp.	53,000	24,097

PSG Konsult Ltd.	24,750	14,774

Reinet Investments SCA	2,450	39,347

Samsung Securities Co. Ltd.	2,009	44,779

Saratoga Investama Sedaya Tbk. PT	27,500	4,337

Saudi Tadawul Group Holding Co.	811	46,879

Shenwan Hongyuan Group Co. Ltd., Class A	47,900	25,530

Shinyoung Securities Co. Ltd.	1,617	62,775

Sinolink Securities Co. Ltd., Class A	9,400	10,162

Sociedad de Inversiones Oro Blanco SA	19,516,629	164,973

SPIC Industry-Finance Holdings Co. Ltd., Class A	10,000	5,631

UTI Asset Management Co. Ltd.	3,250	27,548

Western Securities Co. Ltd., Class A	10,000	8,180

Woori Investment Bank Co. Ltd.	6,985	3,712

Woori Technology Investment Co. Ltd.*	22,483	70,237

Yuanta Securities Korea Co. Ltd.	39,528	66,738

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	241

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Zheshang Securities Co. Ltd., Class A	4,700	$6,549

Zhongtai Securities Co. Ltd., Class A	15,900	13,855
		3,795,233

Chemicals – 4.6%

Aarti Industries Ltd.	4,383	37,017

Advanced Nano Products Co. Ltd.	355	23,177

Advanced Petrochemical Co.	2,025	23,874

AECI Ltd.	40,122	201,511

Aekyung Chemical Co. Ltd.	6,076	39,627

Alkyl Amines Chemicals	220	7,849

Alpek SAB de CV(a)	19,636	27,472

Alujain Corp.	13,909	174,346

Asia Polymer Corp.	147,000	113,366

Asian Paints Ltd.	7,423	278,680

Atul Ltd.	259	26,199

Avia Avian Tbk. PT	561,700	28,270

Balaji Amines Ltd.	350	12,790

Barito Pacific Tbk. PT	474,700	25,108

BASF India Ltd.	400	13,863

Batu Kawan Bhd.	6,300	28,009

Bayer CropScience Ltd.	141	7,969

Berger Paints India Ltd.	5,344	37,818

Boubyan Petrochemicals Co. KSCP	7,344	18,896

Braskem SA (Preference), Class A	5,500	35,334

Carborundum Universal Ltd.	5,096	52,073

Castrol India Ltd.	18,650	28,005

Chambal Fertilisers and Chemicals Ltd.	4,398	17,342

Chandra Asri Petrochemical Tbk. PT	392,000	61,323

Chemplast Sanmar Ltd.*	27,538	124,820

China General Plastics Corp.	21,000	12,871

China Lumena New Materials Corp.* ‡	22,200	—

China Man-Made Fiber Corp.*	50,000	11,995

China Petrochemical Development Corp.	85,254	24,844

Investments	Shares	Value

Chemicals – (continued)

China Risun Group Ltd.(a) (b)	490,000	$172,908

China Steel Chemical Corp.	9,000	28,769

China XLX Fertiliser Ltd.	196,000	74,906

Chunbo Co. Ltd.	141	21,638

CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A	7,975	7,299

Coromandel International Ltd.	1,898	22,066

D&L Industries, Inc.	110,800	15,028

DCM Shriram Ltd.	1,375	17,368

Deepak Fertilisers & Petrochemicals Corp. Ltd.	2,538	29,616

Deepak Nitrite Ltd.	1,105	30,889

Dongjin Semichem Co. Ltd.	725	15,320

Dongyue Group Ltd.	42,000	36,490

Ecopro Co. Ltd.	619	61,707

Egypt Kuwait Holding Co. SAE	10,969	12,680

EID Parry India Ltd.	40,072	299,847

Engro Corp. Ltd.	132,285	141,184

Engro Fertilizers Ltd.	239,264	87,650

Engro Polymer & Chemicals Ltd.	112,242	26,745

Eternal Materials Co. Ltd.	27,550	25,564

Fauji Fertilizer Co. Ltd.	280,616	131,347

Fertiglobe plc	35,182	48,754

Fine Organic Industries Ltd.	350	24,275

Finolex Industries Ltd.	9,600	15,535

Foosung Co. Ltd.	1,768	15,391

Formosa Chemicals & Fibre Corp.	68,000	146,668

Formosa Plastics Corp.	76,000	196,000

Formosan Union Chemical	143,000	90,311

Fufeng Group Ltd.	453,000	234,872

Galaxy Surfactants Ltd.(b)	250	8,785

Grand Pacific Petrochemical	343,000	185,218

Guangzhou Tinci Materials Technology Co. Ltd., Class A	5,000	29,115

Gujarat Fluorochemicals Ltd.	715	32,745

Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	3,600	30,841

Hangzhou Oxygen Plant Group Co. Ltd.	2,400	13,840

Hansol Chemical Co. Ltd.	232	30,212

Hanwha Solutions Corp.*	3,591	118,990

See Accompanying Notes to the Financial Statements.

242	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Hektas Ticaret TAS*	25,017	$38,515

Hengli Petrochemical Co. Ltd., Class A	14,700	30,896

Hengyi Petrochemical Co. Ltd., Class A	14,100	12,944

Hoshine Silicon Industry Co. Ltd., Class A	1,900	24,913

Huabao International Holdings Ltd.(a)	17,000	7,840

Huafon Chemical Co. Ltd., Class A	5,300	4,836

Hubei Xingfa Chemicals Group Co. Ltd., Class A	5,000	19,367

Hyosung Advanced Materials Corp.	55	12,317

Hyosung Chemical Corp.*	441	31,424

Hyosung TNC Corp.	110	20,194

Indorama Ventures PCL, NVDR	66,700	73,605

Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	23,500	12,493

International CSRC Investment Holdings Co.	50,000	29,327

Jiangsu Eastern Shenghong Co. Ltd., Class A	11,000	18,447

Jubilant Ingrevia Ltd.	2,701	16,794

Kansai Nerolac Paints Ltd.	2,196	12,893

KCC Corp.	106	18,157

KG Chemical Corp.	3,609	58,273

Kolon Industries, Inc.	674	20,583

Korea Petrochemical Ind Co. Ltd.	1,688	140,425

KuibyshevAzot PJSC‡	9,900	—

Kukdo Chemical Co. Ltd.	2,061	62,650

Kumho Petrochemical Co. Ltd.	441	40,557

LB Group Co. Ltd., Class A	4,700	9,898

LG Chem Ltd.	833	366,077

LG Chem Ltd. (Preference)	170	34,490

Linde India Ltd.	624	23,155

Lotte Chemical Corp.	490	50,911

LOTTE Fine Chemical Co. Ltd.	397	15,635

Luxi Chemical Group Co. Ltd., Class A	6,500	10,117

Investments	Shares	Value

Chemicals – (continued)

Mesaieed Petrochemical Holding Co.	68,381	$42,624

Miwon Commercial Co. Ltd.	125	14,874

Miwon Specialty Chemical Co. Ltd.	120	14,111

Nan Ya Plastics Corp.	173,000	366,697

Nantex Industry Co. Ltd.	109,000	114,674

National Industrialization Co.*	5,584	19,884

Navin Fluorine International Ltd.	645	35,467

Ningxia Baofeng Energy Group Co. Ltd., Class A	10,600	16,658

Nizhnekamskneftekhim PJSC‡	28,600	—

Nizhnekamskneftekhim PJSC (Preference)‡	26,400	—

OCI Co. Ltd.	602	43,107

Omnia Holdings Ltd.	8,788	34,435

Orbia Advance Corp. SAB de CV	29,933	50,444

Organichesky Sintez PJSC‡	11,550	—

Oriental Union Chemical Corp.	38,000	19,930

Petkim Petrokimya Holding A/S*	38,400	27,743

Petronas Chemicals Group Bhd.	43,900	80,966

PhosAgro PJSC‡	1,540	—

PI Advanced Materials Co. Ltd.	520	10,824

PI Industries Ltd.	1,239	48,525

Pidilite Industries Ltd.	2,401	74,962

Polyplex Corp. Ltd.	740	14,999

PTT Global Chemical PCL, NVDR	63,300	72,348

Qinghai Salt Lake Industry Co. Ltd., Class A*	10,937	32,233

Rongsheng Petrochemical Co. Ltd., Class A	24,500	35,918

SABIC Agri-Nutrients Co.	3,907	165,324

Sahara International Petrochemical Co.	5,287	57,055

Sasa Polyester Sanayi A/S*	8,102	52,350

Sasol Ltd.	17,437	293,224

Satellite Chemical Co. Ltd., Class A	4,662	7,921

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	243

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Saudi Basic Industries Corp.	15,631	$367,734

Saudi Industrial Investment Group	6,752	40,395

Saudi Kayan Petrochemical Co.*	15,974	55,945

Scientex Bhd.	26,100	17,996

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	6,110	21,916

Shanghai Putailai New Energy Technology Co. Ltd., Class A	2,800	19,147

Shin Foong Specialty & Applied Materials Co. Ltd.	17,000	27,118

Shinkong Synthetic Fibers Corp.	53,000	26,564

Shiny Chemical Industrial Co. Ltd.	3,750	11,696

Sichuan Yahua Industrial Group Co. Ltd., Class A	3,600	13,194

Sinofert Holdings Ltd.* (a)	700,000	69,555

Sinon Corp.	21,000	23,136

SK Chemicals Co. Ltd.	412	25,568

SK IE Technology Co. Ltd.* (b)	349	12,740

SKC Co. Ltd.	424	30,808

Sociedad Quimica y Minera de Chile SA (Preference), Class B	2,463	234,344

Solar Applied Materials Technology Corp.	26,000	22,351

Solar Industries India Ltd.	699	32,948

Soulbrain Co. Ltd.	141	20,262

Soulbrain Holdings Co. Ltd.	1,782	28,961

SRF Ltd.	2,588	79,995

Sumitomo Chemical India Ltd.	2,585	15,383

Supreme Industries Ltd.	1,204	31,567

Supreme Petrochem Ltd.	1,728	15,741

Surya Esa Perkasa Tbk. PT	280,400	19,146

Taekwang Industrial Co. Ltd.	98	48,365

Taiwan Fertilizer Co. Ltd.	13,000	21,100

Tata Chemicals Ltd.	2,793	38,222

TKG Huchems Co. Ltd.	1,338	19,585

Tongkun Group Co. Ltd., Class A	9,400	15,584

TSRC Corp.	264,000	216,706

Investments	Shares	Value

Chemicals – (continued)

Unid Co. Ltd.	2,475	$133,788

Unipar Carbocloro SA	3,335	58,911

Unipar Carbocloro SA (Preference), Class B	20,049	408,029

UPC Technology Corp.	349,000	132,137

UPL Ltd.	9,408	82,990

USI Corp.	28,000	17,596

Wanhua Chemical Group Co. Ltd., Class A	4,900	53,951

Xinjiang Zhongtai Chemical Co. Ltd., Class A	10,600	8,540

Yanbu National Petrochemical Co.	5,439	64,703

Yunnan Energy New Material Co. Ltd.	1,200	24,340

Zhejiang Yongtai Technology Co. Ltd., Class A	2,800	8,371
		9,557,179

Commercial Services & Supplies – 0.2%

China Conch Environment Protection Holdings Ltd.*	73,500	21,629

China Everbright Environment Group Ltd.	98,000	32,584

Cleanaway Co. Ltd.	5,000	25,914

Dynagreen Environmental Protection Group Co. Ltd., Class H(a) (b)	165,000	45,192

Ecopro HN Co. Ltd.	687	24,934

Frontken Corp. Bhd.	21,800	11,297

GPS Participacoes e Empreendimentos SA(c)	14,100	37,136

Indian Railway Catering & Tourism Corp. Ltd.	5,390	48,263

KEPCO Plant Service & Engineering Co. Ltd.	100	2,239

PNB Holdings Corp.*	46,815	33,725

S-1 Corp.	347	15,201

Saudi Airlines Catering Co.*	1,848	38,115

Sunny Friend Environmental Technology Co. Ltd.	5,000	20,870

Taiwan Secom Co. Ltd.	3,165	9,076
		366,175

See Accompanying Notes to the Financial Statements.

244	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Communications Equipment – 0.3%

Accton Technology Corp.	9,000	$67,872

Advanced Ceramic X Corp.	2,000	9,527

Arcadyan Technology Corp.	69,000	193,151

BYD Electronic International Co. Ltd.(a)	24,500	71,161

Hengtong Optic-electric Co. Ltd., Class A	10,000	26,649

Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	5,713	39,762

Intellian Technologies, Inc.	218	9,550

KMW Co. Ltd.*	563	9,347

Seojin System Co. Ltd.	11,117	114,725

Sercomm Corp.	10,000	23,462

Sterlite Technologies Ltd.	11,660	23,185

Tejas Networks Ltd.* (b)	2,300	19,066

Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	900	4,857

Wistron NeWeb Corp.	13,000	33,768

ZTE Corp., Class A	4,700	14,277

ZTE Corp., Class H	10,600	18,905
		679,264

Construction & Engineering – 1.3%

BES Engineering Corp.	530,000	131,421

CH Karnchang PCL, NVDR	44,000	26,821

China Communications Services Corp. Ltd., Class H	934,000	260,573

China Conch Venture Holdings Ltd.(a)	49,000	72,284

China Energy Engineering Corp. Ltd.	80,000	25,101

China Energy Engineering Corp. Ltd., Class H(a)	100,000	10,064

China Railway Group Ltd., Class A	45,200	30,903

China Railway Group Ltd., Class H	119,000	51,694

Continental Holdings Corp.	196,000	169,708

Daewoo Engineering & Construction Co. Ltd.*	3,901	11,516

Investments	Shares	Value

Construction & Engineering – (continued)

Dayamitra Telekomunikasi Tbk. PT*	565,500	$25,923

DL Construction Co. Ltd.	3,822	35,283

DL E&C Co. Ltd.	1,300	31,440

DL Holdings Co. Ltd.	397	17,140

Gamuda Bhd.	49,119	39,997

Greentown Management Holdings Co. Ltd.(b)	35,000	20,064

GS Engineering & Construction Corp.	2,450	37,323

HDC Hyundai Development Co-Engineering & Construction, Class E	16,010	112,394

Hyundai Engineering & Construction Co. Ltd.	2,280	55,862

IJM Corp. Bhd.	78,400	27,029

IRB Infrastructure Developers Ltd.	4,804	13,566

IS Dongseo Co. Ltd.	808	17,896

KEC International Ltd.	6,678	35,497

KEPCO Engineering & Construction Co., Inc.	382	13,315

KNR Constructions Ltd.	6,325	17,009

Larsen & Toubro Ltd.	12,049	294,480

Larsen & Toubro Ltd., GDR(b)	296	7,134

Metallurgical Corp. of China Ltd., Class A	65,800	25,964

Metallurgical Corp. of China Ltd., Class H	106,000	16,879

NBCC India Ltd.	41,870	16,414

PNC Infratech Ltd.(b)	2,700	8,415

Power Construction Corp. of China Ltd., Class A	35,500	34,242

Praj Industries Ltd.	6,061	30,255

Rail Vikas Nigam Ltd.(b)	192,325	92,936

Ruentex Engineering & Construction Co.	26,000	72,297

Run Long Construction Co. Ltd.	87,400	171,694

Samsung Engineering Co. Ltd.*	2,842	47,584

Shanghai Construction Group Co. Ltd., Class A	23,500	8,275

Shanghai Tunnel Engineering Co. Ltd., Class A	14,100	10,046

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	245

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

Sichuan Road and Bridge Group Co. Ltd., Class A	14,600	$22,504

Tekfen Holding A/S	63,210	111,993

TY Holdings Co. Ltd.*	8,750	64,806

United Integrated Services Co. Ltd.	3,000	13,500

Voltas Ltd.	3,969	42,012

Waskita Karya Persero Tbk. PT*	603,196	18,563

Xinte Energy Co. Ltd., Class H(a)	148,000	288,841

Yankey Engineering Co. Ltd.	15,000	73,318
		2,761,975

Construction Materials – 1.5%

ACC Ltd.	1,376	39,734

Afrimat Ltd.	3,450	9,011

Ambuja Cements Ltd.	11,366	73,178

Anhui Conch Cement Co. Ltd., Class A	9,800	32,601

Anhui Conch Cement Co. Ltd., Class H	35,000	90,065

Arabian Cement Co.	2,310	23,115

Asia Cement China Holdings Corp.(a)	179,000	62,480

Asia Cement Co. Ltd.	7,644	49,745

Asia Cement Corp.	79,000	91,448

BBMG Corp., Class A	42,300	13,504

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	6,000	20,141

Berkah Beton Sadaya Tbk. PT	85,000	22,071

Birla Corp. Ltd.	750	8,363

Cementos Argos SA	22,735	15,504

Cemex SAB de CV*	428,000	166,034

Chia Hsin Cement Corp.	50,000	24,595

China Jushi Co. Ltd., Class A	5,143	8,244

China National Building Material Co. Ltd., Class H	134,050	77,870

China Resources Cement Holdings Ltd.(a)	68,000	24,602

China Tianrui Group Cement Co. Ltd.*	36,000	27,058

Investments	Shares	Value

Construction Materials – (continued)

City Cement Co.	4,208	$22,778

CSG Holding Co. Ltd., Class B	452,100	173,356

Dalmia Bharat Ltd.	1,710	33,072

Eastern Province Cement Co.	1,199	14,136

GCC SAB de CV(a)	7,800	48,343

Goldsun Building Materials Co. Ltd.	38,000	26,711

Grasim Industries Ltd.	5,978	124,337

Grupo Argos SA	142,475	299,060

Hanil Cement Co. Ltd.	1,031	8,179

Huaxin Cement Co. Ltd., Class A	3,700	6,803

Huaxin Cement Co. Ltd., Class H	10,400	8,983

India Cements Ltd. (The)	5,000	14,563

Indocement Tunggal Prakarsa Tbk. PT	32,900	19,564

JK Cement Ltd.	530	17,368

Lucky Cement Ltd.*	45,227	99,593

Nuh Cimento Sanayi A/S	23,128	108,846

Nuvoco Vistas Corp. Ltd.*	3,650	17,483

Oyak Cimento Fabrikalari A/S*	21,550	19,461

POSCO Chemical Co. Ltd.	499	69,887

Qassim Cement Co. (The)	1,998	40,092

Qatar National Cement Co. QSC	11,041	13,810

Ramco Cements Ltd. (The)	2,289	19,960

Rhi Magnesita India Ltd.	1,850	14,481

Riyadh Cement Co.	1,967	16,804

Saudi Cement Co.	2,022	28,682

Semen Indonesia Persero Tbk. PT	57,600	29,359

Shree Cement Ltd.	196	53,845

Siam Cement PCL (The), NVDR	8,500	72,359

Southern Province Cement Co.	1,634	23,830

SSANGYONG C&E Co. Ltd.	290	1,156

Taiwan Cement Corp.	180,684	169,623

Tangshan Jidong Cement Co. Ltd., Class A	4,700	4,888

Tipco Asphalt PCL, NVDR	59,300	26,643

TPI Polene PCL, NVDR	1,950,300	90,700

UltraTech Cement Ltd.	2,109	171,083

See Accompanying Notes to the Financial Statements.

246	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction Materials – (continued)

Unacem Corp. SAA	371,616	$158,484

Universal Cement Corp.	146,000	90,620

Yamama Cement Co.*	3,763	29,443

Yanbu Cement Co.	2,888	32,050
		3,099,798

Consumer Finance – 0.9%

360 DigiTech, Inc., ADR	48,020	487,883

AEON Credit Service M Bhd.	5,600	15,398

Bajaj Finance Ltd.	4,655	401,749

BFI Finance Indonesia Tbk. PT	150,000	10,627

Capri Global Capital Ltd.	1,948	17,641

Cholamandalam Investment and Finance Co. Ltd.	7,595	65,084

CreditAccess Grameen Ltd.*	1,166	13,737

Differ Group Auto Ltd.* (a)	166,000	33,201

Gentera SAB de CV	26,941	27,635

JMT Network Services PCL, NVDR	16,500	28,179

Krungthai Card PCL, NVDR	21,200	31,750

Lufax Holding Ltd., ADR	16,711	26,570

Mahindra & Mahindra Financial Services Ltd.	14,562	35,535

Manappuram Finance Ltd.	214,365	272,690

Muangthai Capital PCL, NVDR	16,500	15,715

Muthoot Finance Ltd.	2,226	28,060

Ngern Tid Lor PCL, NVDR	23,692	16,185

Poonawalla Fincorp Ltd.	5,720	21,725

Ratchthani Leasing PCL, NVDR	203,500	23,954

Samsung Card Co. Ltd.	1,140	24,730

SBI Cards & Payment Services Ltd.	4,949	49,423

Shriram City Union Finance Ltd.	717	15,803

Shriram Transport Finance Co. Ltd.	2,795	41,502

Srisawad Corp. PCL, NVDR	26,403	28,443

Sundaram Finance Ltd.	1,445	41,047

Transaction Capital Ltd.	16,120	36,042

Yulon Finance Corp.	4,248	17,995
		1,828,303

Investments	Shares	Value

Containers & Packaging – 0.3%

Cheng Loong Corp.	16,000	$13,010

Klabin SA	24,552	101,160

Polyplex Thailand PCL, NVDR	161,700	100,266

SCG Packaging PCL, NVDR	32,800	44,813

Taiwan Hon Chuan Enterprise Co. Ltd.	107,000	276,943

Ton Yi Industrial Corp.	295,000	151,975
		688,167

Distributors – 0.1%

China Tobacco International HK Co. Ltd.(b)	7,000	6,742

Wuchan Zhongda Group Co. Ltd., Class A	13,800	7,885

Xinhua Winshare Publishing and Media Co. Ltd., Class H(a)	147,000	88,763
		103,390

Diversified Consumer Services – 1.3%

Advtech Ltd.	24,310	23,546

China Education Group Holdings Ltd.(b)	343,000	200,560

Cogna Educacao*	52,400	32,855

Fu Shou Yuan International Group Ltd.	55,000	27,465

Humansoft Holding Co. KSC	1,431	15,532

Lung Yen Life Service Corp.	2,000	2,191

MegaStudyEdu Co. Ltd.	385	23,190

New Oriental Education & Technology Group, Inc.*	597,800	1,463,686

Offcn Education Technology Co. Ltd., Class A*	4,700	2,801

TAL Education Group, ADR* (a)	197,470	930,084

YDUQS Participacoes SA	10,500	32,277
		2,754,187

Diversified Financial Services – 1.2%

AVIC Industry-Finance Holdings Co. Ltd., Class A	23,500	9,756

Bajaj Finserv Ltd.	6,488	132,264

Bajaj Holdings & Investment Ltd.	574	46,186

Chailease Holding Co. Ltd.	27,177	125,669

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	247

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Financial Services – (continued)

Corp. Financiera Colombiana SA*	3,252	$10,722

Far East Horizon Ltd.(a)	53,000	40,915

FirstRand Ltd.	97,236	340,478

Galaxy Cosmos Mezz plc*	2,333	377

Genertec Universal Medical Group Co. Ltd.(a) (b)	326,000	136,217

Grupo de Inversiones Suramericana SA	4,400	35,871

Grupo de Inversiones Suramericana SA (Preference)	3,587	10,034

Housing Development Finance Corp. Ltd.	31,505	940,002

Indian Railway Finance Corp. Ltd.(b)	34,250	9,372

L&T Finance Holdings Ltd.	26,381	25,846

Meritz Financial Group, Inc.	947	14,427

Metro Pacific Investments Corp.	381,000	24,063

National Investments Co. KSCP	27,240	21,018

NICE Holdings Co. Ltd.	6,432	55,765

Piramal Enterprises Ltd.	2,112	21,672

Power Finance Corp. Ltd.	35,812	49,861

REC Ltd.	29,397	36,419

Remgro Ltd.	7,469	55,562

Shandong Hi-Speed Holdings Group Ltd.* (a)	49,500	20,494

Yuanta Financial Holding Co. Ltd.	376,580	230,231
		2,393,221

Diversified Telecommunication Services – 1.1%

AL Yah Satellite Communications Co. PJSC	43,340	32,331

China Tower Corp. Ltd., Class H(b)	784,000	70,911

Chunghwa Telecom Co. Ltd.	67,000	230,801

CITIC Telecom International Holdings Ltd.	637,000	188,264

Converge Information and Communications Technology Solutions, Inc.*	60,500	12,862

Investments	Shares	Value

Diversified Telecommunication Services – (continued)

Emirates Telecommunications Group Co. PJSC	60,059	$421,863

Hellenic Telecommunications Organization SA	2,597	40,811

HFCL Ltd.	22,055	22,034

Indus Towers Ltd.	25,442	57,014

KT Corp.	3,590	92,242

LG Uplus Corp.	7,465	60,005

Magyar Telekom Telecommunications plc	176,244	126,159

Oi SA*	268,200	12,778

Ooredoo QPSC	18,114	48,596

Operadora De Sites Mexicanos SAB de CV, Series A-1(a)	22,200	24,114

Rostelecom PJSC‡	33,770	—

Rostelecom PJSC (Preference)‡	15,392	—

Sarana Menara Nusantara Tbk. PT	315,700	23,378

Saudi Telecom Co.	29,562	317,841

Tata Communications Ltd.	1,646	25,034

Tata Teleservices Maharashtra Ltd.*	6,148	7,572

Telefonica Brasil SA	11,677	91,929

Telekom Malaysia Bhd.	36,100	42,453

Telkom Indonesia Persero Tbk. PT	858,600	241,658

Telkom SA SOC Ltd.*	8,100	16,092

TIME dotCom Bhd.	9,000	8,661

Tower Bersama Infrastructure Tbk. PT	121,300	19,131

True Corp. PCL, NVDR	491,200	64,013

Turk Telekomunikasyon A/S	19,746	13,151
		2,311,698

Electric Utilities – 1.4%

Adani Transmission Ltd.*	5,049	204,253

Alupar Investimento SA	3,500	18,857

Celsia SA ESP	215,551	122,492

Centrais Eletricas Brasileiras SA	34,300	325,661

Centrais Eletricas Brasileiras SA (Preference), Class B	8,481	86,180

CESC Ltd.	251,900	233,558

See Accompanying Notes to the Financial Statements.

248	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

CEZ A/S	3,113	$101,795

Cia de Transmissao de Energia Eletrica Paulista (Preference)	5,200	24,279

Cia Energetica de Minas Gerais	9,356	30,829

Cia Energetica de Minas Gerais (Preference)	46,802	101,413

Cia Paranaense de Energia	5,500	38,562

CPFL Energia SA	4,700	31,726

EDP – Energias do Brasil SA	9,400	41,328

Enel Americas SA	529,169	52,412

Enel Chile SA	829,052	29,163

Energisa SA	4,800	44,357

Enerjisa Enerji A/S(b)	7,676	8,459

Equatorial Energia SA	24,500	140,213

Federal Grid Co. Unified Energy System PJSC* ‡	12,705,298	—

Holding Co. ADMIE IPTO SA	39,169	64,882

Inter RAO UES PJSC‡	1,596,292	—

Interconexion Electrica SA ESP	12,936	51,048

Korea Electric Power Corp.*	7,595	89,309

Manila Electric Co.	5,840	30,374

Mosenergo PJSC‡	4,455,000	—

Neoenergia SA	4,700	14,860

Power Grid Corp. of India Ltd.	106,085	292,390

Public Power Corp. SA*	2,126	13,427

ROSSETI PJSC* ‡	1,466,436	—

RusHydro PJSC‡	2,361,000	—

Saudi Electricity Co.	23,618	169,708

SGC Energy Co. Ltd.	2,326	51,273

SJVN Ltd.	226,919	96,083

Synergy Grid & Development Phils, Inc.	477,200	98,652

Tata Power Co. Ltd. (The)	32,585	88,964

Tenaga Nasional Bhd.	90,100	160,457

Torrent Power Ltd.	4,645	28,301

Transmissora Alianca de Energia Eletrica SA	5,000	38,296
		2,923,561

Electrical Equipment – 1.1%

ABB India Ltd.	1,088	40,085

Investments	Shares	Value

Electrical Equipment – (continued)

AcBel Polytech, Inc.	146,000	$125,055

Amara Raja Batteries Ltd.	2,700	16,734

Bharat Heavy Electricals Ltd.	21,300	19,054

Bizlink Holding, Inc.	2,000	15,300

CG Power & Industrial Solutions Ltd.*	12,320	38,696

Chicony Power Technology Co. Ltd.	65,000	141,004

China High Speed Transmission Equipment Group Co. Ltd.* (a)	147,000	59,737

Chung-Hsin Electric & Machinery Manufacturing Corp.	21,000	32,195

CS Wind Corp.	581	23,983

Dongfang Electric Corp. Ltd., Class A	5,000	15,900

Doosan Enerbility Co. Ltd.*	7,146	66,471

Doosan Fuel Cell Co. Ltd.*	690	13,200

Ecopro BM Co. Ltd.	828	66,905

ElSewedy Electric Co.*	195,813	69,082

Fangda Carbon New Material Co. Ltd., Class A*	5,300	4,364

Finolex Cables Ltd.	3,245	20,444

Gotion High-tech Co. Ltd., Class A	4,600	18,939

Graphite India Ltd.	5	21

Gulf Cable & Electrical Industries Co. KSCP	4,140	16,106

Hangzhou Steam Turbine Power Group Co. Ltd., Class B	12,800	17,513

Havells India Ltd.	4,450	65,387

Hitachi Energy India Ltd.	371	14,182

HUA ENG Wire & Cable Co. Ltd.	147,000	58,622

Hyosung Heavy Industries Corp.*	1,813	73,057

Hyundai Electric & Energy System Co. Ltd.*	1,285	30,987

Jiangsu Zhongtian Technology Co. Ltd., Class A	10,000	30,102

KEI Industries Ltd.	1,595	31,123

Korea Electric Terminal Co. Ltd.	2,989	108,695

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	249

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

LG Energy Solution Ltd.*	686	$254,279

LS Corp.	889	41,503

LS Electric Co. Ltd.	456	17,607

Ming Yang Smart Energy Group Ltd., Class A	4,500	15,352

NARI Technology Co. Ltd., Class A	10,000	33,431

Ningbo Ronbay New Energy Technology Co. Ltd., Class A	1,600	17,167

Phihong Technology Co. Ltd.*	17,000	18,861

Polycab India Ltd.	990	33,218

Shanghai Electric Group Co. Ltd., Class A*	24,000	12,759

Shanghai Electric Group Co. Ltd., Class H*	94,000	18,321

Shihlin Electric & Engineering Corp.	13,000	22,068

Suzlon Energy Ltd.*	329,900	31,684

Ta Ya Electric Wire & Cable	42,018	21,581

Taihan Electric Wire Co. Ltd.*	11,376	11,979

Tatung Co. Ltd.*	42,000	40,798

TBEA Co. Ltd., Class A	8,500	23,770

Teco Electric and Machinery Co. Ltd.	22,000	19,458

V-Guard Industries Ltd.	11,448	35,404

Voltronic Power Technology Corp.	1,458	59,275

Walsin Lihwa Corp.	83,665	92,824

WEG SA	24,500	188,072

Xinjiang Goldwind Science & Technology Co. Ltd., Class A	10,600	15,177

Xinjiang Goldwind Science & Technology Co. Ltd., Class H(a)	15,000	13,013

Zhefu Holding Group Co. Ltd., Class A	21,200	11,357

Zhejiang Chint Electrics Co. Ltd., Class A	4,700	16,357

Zhuzhou CRRC Times Electric Co. Ltd., Class H	11,800	51,184
		2,349,442

Investments	Shares	Value

Electronic Equipment, Instruments & Components – 3.8%

AAC Technologies Holdings, Inc.* (a)	14,000	$25,646

Apex International Co. Ltd.	62,000	95,052

Asia Optical Co., Inc.	3,000	5,335

AUO Corp.	196,000	102,798

Aurora Corp.	4,900	11,846

Avary Holding Shenzhen Co. Ltd., Class A	4,700	19,158

BH Co. Ltd.	9,332	157,886

BOE Technology Group Co. Ltd., Class A	78,900	36,106

Career Technology MFG. Co. Ltd.*	147,000	109,945

Chang Wah Electromaterials, Inc.	22,000	20,858

Cheng Uei Precision Industry Co. Ltd.	136,000	141,814

China Railway Signal & Communication Corp. Ltd., Class A	31,500	19,551

Chroma ATE, Inc.	8,000	43,820

Compeq Manufacturing Co. Ltd.	41,000	55,604

Coretronic Corp.	113,000	175,343

Co-Tech Development Corp.	77,000	104,188

Cowell e Holdings, Inc.*	12,000	14,675

Daejoo Electronic Materials Co. Ltd.	250	15,778

Delta Electronics Thailand PCL, NVDR	9,800	149,343

Delta Electronics, Inc.	34,000	271,705

Dreamtech Co. Ltd.	11,297	76,056

Dynapack International Technology Corp.	49,000	104,014

E Ink Holdings, Inc.	15,000	95,663

Elite Material Co. Ltd.	5,000	22,733

FLEXium Interconnect, Inc.*	10,000	28,427

Foxconn Industrial Internet Co. Ltd., Class A	34,300	38,536

Foxconn Technology Co. Ltd.	32,000	44,888

General Interface Solution Holding Ltd.	5,000	12,072

Genius Electronic Optical Co. Ltd.	2,237	20,862

See Accompanying Notes to the Financial Statements.

250	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Global Brands Manufacture Ltd.	98,800	$79,107

GoerTek, Inc., Class A	3,800	11,288

Gold Circuit Electronics Ltd.	9,000	23,909

Hana Microelectronics PCL, NVDR	24,900	22,735

Hannstar Board Corp.	125,000	111,529

HannStar Display Corp.	94,000	33,402

Hengdian Group DMEGC Magnetics Co. Ltd., Class A	5,100	12,382

Hollysys Automation Technologies Ltd.	22,834	363,974

Holy Stone Enterprise Co. Ltd.	56,000	151,720

Hon Hai Precision Industry Co. Ltd.	356,000	1,132,439

Honeywell Automation India Ltd.	32	15,205

Huagong Tech Co. Ltd., Class A	4,700	10,799

Iljin Materials Co. Ltd.	477	20,293

Innolux Corp.	310,415	114,157

Jay Mart PCL, NVDR	16,500	19,617

KCE Electronics PCL, NVDR	19,100	21,077

Kingboard Holdings Ltd.	24,500	60,424

Kingboard Laminates Holdings Ltd.(a)	27,500	21,965

Korea Circuit Co. Ltd.*	5,044	50,814

L&F Co. Ltd.*	428	67,605

Largan Precision Co. Ltd.	2,000	114,827

LG Display Co. Ltd.	6,360	56,927

LG Innotek Co. Ltd.	441	91,794

Lingyi iTech Guangdong Co., Class A*	15,900	10,304

Lotes Co. Ltd.	1,299	31,283

Luxshare Precision Industry Co. Ltd., Class A	9,800	38,268

Mcnex Co. Ltd.	657	12,661

MH Development Ltd.* ‡	22,000	—

Nan Ya Printed Circuit Board Corp.	4,000	26,255

OFILM Group Co. Ltd., Class A*	4,700	3,014

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

Pan-International Industrial Corp.	24,000	$23,723

Park Systems Corp.	200	15,402

Partron Co. Ltd.	19,277	110,970

Primax Electronics Ltd.	160,000	268,632

Redington Ltd.	230,055	379,916

Samsung Electro-Mechanics Co. Ltd.	1,666	141,519

Samsung SDI Co. Ltd.	931	481,693

Sang-A Frontec Co. Ltd.	275	4,884

Shanghai Friendess Electronic Technology Corp. Ltd., Class A	700	19,755

Shengyi Technology Co. Ltd., Class A	4,700	8,932

Shenzhen Kaifa Technology Co. Ltd., Class A	4,700	7,367

Shenzhen Kinwong Electronic Co. Ltd., Class A	5,000	13,879

Simplo Technology Co. Ltd.	5,200	41,393

Sinbon Electronics Co. Ltd.	3,000	23,322

SOLUM Co. Ltd.*	1,802	21,822

Solus Advanced Materials Co. Ltd.	377	8,893

Sunny Optical Technology Group Co. Ltd.	12,200	105,761

Supreme Electronics Co. Ltd.	166,331	171,119

Synnex Technology International Corp.	49,000	79,988

Taiwan PCB Techvest Co. Ltd.	98,000	99,148

Taiwan Union Technology Corp.	99,000	134,724

Tianma Microelectronics Co. Ltd., Class A	9,400	11,385

Tong Hsing Electronic Industries Ltd.	3,022	16,225

Tripod Technology Corp.	14,000	38,756

Truly International Holdings Ltd.	686,000	83,895

TXC Corp.	14,000	33,151

Unimicron Technology Corp.	22,000	85,003

Universal Scientific Industrial Shanghai Co. Ltd., Class A	4,700	11,224

VS Industry Bhd.	137,700	24,610

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	251

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Wah Lee Industrial Corp.	68,640	$171,267

Walsin Technology Corp.	9,378	22,992

Weikeng Industrial Co. Ltd.	138,000	110,066

Wingtech Technology Co. Ltd., Class A	3,100	20,337

Wintek Corp.* ‡	64,000	—

WPG Holdings Ltd.	49,440	67,434

WT Microelectronics Co. Ltd.	14,000	25,330

Wuhan Guide Infrared Co. Ltd., Class A	9,212	14,654

WUS Printed Circuit Kunshan Co. Ltd., Class A	5,170	7,714

Yageo Corp.	10,347	117,848

Zhejiang Dahua Technology Co. Ltd., Class A	2,900	4,601

Zhen Ding Technology Holding Ltd.	17,150	56,417
		7,835,227

Energy Equipment & Services – 0.1%

ADNOC Drilling Co. PJSC	87,465	79,772

Bumi Armada Bhd.*	1,208,600	99,694

China Oilfield Services Ltd., Class A	5,000	11,502

China Oilfield Services Ltd., Class H(a)	28,000	31,532

Dialog Group Bhd.	51,700	22,526

Gulf International Services QSC*	45,210	22,619

Yinson Holdings Bhd.	35,800	16,053
		283,698

Entertainment – 0.7%

37 Interactive Entertainment Network Technology Group Co. Ltd.	4,700	9,331

Alibaba Pictures Group Ltd.*	540,000	19,950

Bilibili, Inc., Class Z* (a)	3,920	33,907

China Ruyi Holdings Ltd.* (a)	142,799	22,375

CJ CGV Co. Ltd.*	1,732	16,415

CJ ENM Co. Ltd.	140	7,214

Com2uSCorp	133	6,639

Investments	Shares	Value

Entertainment – (continued)

Devsisters Co. Ltd.	2,254	$77,219

Fire Rock Holdings Ltd.* ‡ (a)	106,000	7,362

Giantstep, Inc.*	935	11,224

HYBE Co. Ltd.*	364	30,920

International Games System Co. Ltd.	2,000	21,817

iQIYI, Inc., ADR* (a)	13,592	27,456

JYP Entertainment Corp.	489	19,053

Kakao Games Corp.*	956	26,544

Kingsoft Corp. Ltd.	16,000	48,409

NCSoft Corp.	281	76,935

Neowiz*	5,572	141,212

NetDragon Websoft Holdings Ltd.	98,000	164,543

NetEase, Inc.	31,400	342,407

Netmarble Corp.(b)	410	12,837

NHN Corp.*	630	10,150

Pearl Abyss Corp.*	936	27,335

Perfect World Co. Ltd., Class A	4,100	6,398

PVR Ltd.*	1,617	34,673

Saregama India Ltd.	2,498	11,329

SM Entertainment Co. Ltd.	475	23,709

SMI Holdings Group Ltd.* ‡	72,000	—

Studio Dragon Corp.*	385	18,487

Tencent Music Entertainment Group, ADR*	7,897	28,508

Webzen, Inc.*	440	4,618

Wemade Co. Ltd.	488	15,194

XD, Inc.* (b)	8,000	13,860

XPEC Entertainment, Inc.* ‡	14,800	—

YG Entertainment, Inc.	605	18,157

Zhejiang Century Huatong Group Co. Ltd., Class A*	11,280	5,703
		1,341,890

Equity Real Estate Investment Trusts (REITs) – 1.3%

AREIT, Inc.	30,000	16,048

Axis REIT	70,600	27,924

Concentradora Fibra Danhos SA de CV	328,309	405,238

CPN Retail Growth Leasehold REIT	44,100	21,436

Embassy Office Parks REIT	9,048	37,643

See Accompanying Notes to the Financial Statements.

252	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	786,989	$186,564

Equites Property Fund Ltd.(a)	27,560	23,545

ESR Kendall Square REIT Co. Ltd.	3,896	9,751

Fibra Uno Administracion SA de CV	93,100	108,442

Fortress REIT Ltd., Class A*	31,313	17,601

Growthpoint Properties Ltd.(a)	106,428	74,996

Hyprop Investments Ltd.*	138,752	279,580

IGB REIT	6,200	2,059

Industrials REIT Ltd.	16,625	24,787

Investec Property Fund Ltd.	30,397	16,871

Is Gayrimenkul Yatirim Ortakligi A/S*	20,286	8,309

JR Global Reit	7,119	21,065

KLCCP Stapled Group	6,900	9,676

Korea Asset In Trust Co. Ltd.	24,255	49,380

LOTTE Reit Co. Ltd.	1,828	4,607

Mindspace Business Parks REIT(b)	4,100	17,597

MREIT, Inc.	42,200	9,146

Pavilion REIT	15,000	3,934

PLA Administradora Industrial S de RL de CV	303,650	424,673

Prologis Property Mexico SA de CV(a)	27,610	70,774

Redefine Properties Ltd.	244,978	54,388

Resilient REIT Ltd.(a)	129,360	360,469

RL Commercial REIT, Inc.	273,500	23,787

Sinpas Gayrimenkul Yatirim Ortakligi A/S*	212,613	61,831

Vukile Property Fund Ltd.	375,536	274,845

Yuexiu REIT	72,610	12,487
		2,659,453

Food & Staples Retailing – 1.1%

Abdullah Al Othaim Markets Co.	363	10,974

Al Meera Consumer Goods Co. QSC	1,990	9,563

Atacadao SA	13,900	51,550

Investments	Shares	Value

Food & Staples Retailing – (continued)

Avenue Supermarts Ltd.* (b)	2,681	$139,945

Berli Jucker PCL	500	450

Berli Jucker PCL, NVDR	13,800	12,419

BGF retail Co. Ltd.	239	31,292

Bid Corp. Ltd.	5,670	91,189

BIM Birlesik Magazalar A/S	13,261	95,521

Cencosud SA	44,247	59,539

Cia Brasileira de Distribuicao*	66,013	277,400

CJ Freshway Corp.	2,121	47,573

Clicks Group Ltd.	4,165	70,540

CP ALL PCL, NVDR	83,800	132,107

DaShenLin Pharmaceutical Group Co. Ltd., Class A	3,600	17,979

Dis-Chem Pharmacies Ltd.(b)	6,949	12,720

Dongsuh Cos., Inc.	859	12,302

E-MART, Inc.	550	32,665

Great Tree Pharmacy Co. Ltd.	1,257	10,552

Grupo Comercial Chedraui SA de CV	7,056	28,389

GS Retail Co. Ltd.	1,332	23,752

Hyundai Greenfood Co. Ltd.	19,194	87,720

InRetail Peru Corp.(b)	406	14,007

Magnit PJSC	2,296	—

Migros Ticaret A/S*	6,250	40,652

Pick n Pay Stores Ltd.	6,784	21,794

President Chain Store Corp.	11,000	91,489

Puregold Price Club, Inc.	26,060	13,491

Raia Drogasil SA	19,100	95,769

Sendas Distribuidora SA	14,996	56,643

Shoprite Holdings Ltd.	8,918	113,504

Siam Makro PCL, NVDR	11,400	10,783

Sok Marketler Ticaret A/S*	126,567	160,838

SPAR Group Ltd. (The)	4,873	41,299

Sumber Alfaria Trijaya Tbk. PT	344,600	62,303

Sun Art Retail Group Ltd.	24,000	3,822

Wal-Mart de Mexico SAB de CV	86,100	331,968
		2,314,503

Food Products – 2.8%

Agthia Group PJSC	121,900	148,349

Alicorp SAA	177,240	280,119

Almarai Co. JSC	3,835	57,460

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	253

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Anjoy Foods Group Co. Ltd., Class A	500	$9,202

Astra Agro Lestari Tbk. PT	20,800	11,335

Avanti Feeds Ltd.	507	2,703

AVI Ltd.	14,737	58,916

Balrampur Chini Mills Ltd.	3,850	14,695

Beijing Dabeinong Technology Group Co. Ltd., Class A*	5,300	6,652

Bombay Burmah Trading Co.	1,061	11,193

BRF SA*	15,300	36,623

Britannia Industries Ltd.	1,949	88,684

Century Pacific Food, Inc.	17,700	7,269

Charoen Pokphand Enterprise	10,300	24,198

Charoen Pokphand Foods PCL, NVDR	108,500	71,982

Charoen Pokphand Indonesia Tbk. PT	119,900	42,856

Cherkizovo Group PJSC‡	2,594	—

China Feihe Ltd.(a) (b)	101,000	58,157

China Huiyuan Juice Group Ltd.* ‡	24,000	—

China Mengniu Dairy Co. Ltd.*	49,000	156,990

China Modern Dairy Holdings Ltd.(a)	1,043,000	106,295

China Youran Dairy Group Ltd.* (a) (b)	490,000	98,626

Chongqing Fuling Zhacai Group Co. Ltd., Class A	2,400	7,402

CJ CheilJedang Corp.	223	64,812

CJ CheilJedang Corp. (Preference)	104	12,083

COFCO Joycome Foods Ltd.* (a) (b)	1,127,000	236,890

Daesang Corp.	7,869	115,733

Dali Foods Group Co. Ltd.(b)	45,500	18,722

Dongwon F&B Co. Ltd.	522	47,273

Dongwon Industries Co. Ltd.	490	79,118

Foshan Haitian Flavouring & Food Co. Ltd., Class A	4,900	40,067

Garudafood Putra Putri Jaya Tbk. PT	463,100	15,439

Genting Plantations Bhd.	10,400	13,462

Investments	Shares	Value

Food Products – (continued)

Great Wall Enterprise Co. Ltd.	8,400	$10,480

Gruma SAB de CV, Class B	3,765	43,595

Grupo Bimbo SAB de CV, Series A	26,400	102,028

Grupo Nutresa SA	2,911	31,601

Guangdong Haid Group Co. Ltd., Class A	3,400	26,902

Harim Holdings Co. Ltd.	3,492	17,258

Heilongjiang Agriculture Co. Ltd., Class A	5,200	9,832

Henan Shuanghui Investment & Development Co. Ltd., Class A	5,000	15,606

Huishan Dairy* ‡	158,000	—

Indofood CBP Sukses Makmur Tbk. PT	51,800	32,297

Indofood Sukses Makmur Tbk. PT	127,400	52,683

Industrias Bachoco SAB de CV, Series B(a)	65,444	266,768

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	8,200	28,357

IOI Corp. Bhd.	58,800	50,741

Japfa Comfeed Indonesia Tbk. PT	2,136,400	189,704

JBS SA	19,700	93,709

Kuala Lumpur Kepong Bhd.	10,631	48,748

Lien Hwa Industrial Holdings Corp.	16,170	23,360

Lotte Confectionery Co. Ltd.	1,666	152,045

M Dias Branco SA*	5,200	43,108

Maeil Dairies Co. Ltd.	1,764	58,327

Marfrig Global Foods SA	10,600	21,615

Marico Ltd.	8,820	55,891

Mayora Indah Tbk. PT	83,900	12,910

Mezzan Holding Co. KSCC	47,576	55,601

Minerva SA	102,900	268,269

Monde Nissin Corp.(b)	107,400	21,647

Muyuan Foods Co. Ltd., Class A	7,320	46,917

Namchow Holdings Co. Ltd.	68,000	91,377

National Agriculture Development Co. (The)*	2,623	18,219

Nestle India Ltd.	637	156,703

See Accompanying Notes to the Financial Statements.

254	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Nestle Malaysia Bhd.	900	$25,317

New Hope Liuhe Co. Ltd., Class A*	9,000	15,895

NongShim Co. Ltd.	56	11,873

Orion Corp.	500	35,628

Orion Holdings Corp.	9,136	91,716

Ottogi Corp.	15	4,649

Perusahaan Perkebunan London Sumatra Indonesia Tbk. PT	1,195,300	86,597

PPB Group Bhd.	14,080	49,733

QL Resources Bhd.	25,395	27,501

Qurain Petrochemical Industries Co.	15,408	12,535

Samyang Corp.	1,333	34,718

Samyang Foods Co. Ltd.	301	23,455

Samyang Holdings Corp.	2,508	108,986

San Miguel Food and Beverage, Inc.	7,670	4,831

Sao Martinho SA	3,500	17,989

Saudia Dairy & Foodstuff Co.	698	43,653

Savola Group (The)	5,537	43,176

Sawit Sumbermas Sarana Tbk. PT	1,421,000	126,635

Shree Renuka Sugars Ltd.*	30,100	19,654

Sime Darby Plantation Bhd.	54,403	50,629

Taiwan TEA Corp.*	8,000	5,102

Tata Consumer Products Ltd.	10,407	96,825

Thai Union Group PCL, NVDR	82,200	38,875

Thaifoods Group PCL, NVDR	1,119,900	164,778

Tiger Brands Ltd.	3,445	34,873

Tingyi Cayman Islands Holding Corp.	30,000	46,931

Toly Bread Co. Ltd., Class A	7,420	11,447

Tongwei Co. Ltd., Class A	5,500	32,780

Tres Tentos Agroindustrial SA	49,000	118,409

Ulker Biskuvi Sanayi A/S*	57,869	81,813

Uni-President China Holdings Ltd.	49,000	36,205

Uni-President Enterprises Corp.	80,000	162,619

Universal Robina Corp.	13,530	28,484

Investments	Shares	Value

Food Products – (continued)

Want Want China Holdings Ltd.	98,000	$64,419

Yihai International Holding Ltd.* (a)	7,000	11,521

Yuan Longping High-tech Agriculture Co. Ltd., Class A*	5,100	10,146

Zad Holding Co.	3,130	14,826

Zhou Hei Ya International Holdings Co. Ltd.* (b)	14,000	6,171
		5,790,997

Gas Utilities – 0.6%

Adani Total Gas Ltd.	4,803	209,048

Aygaz A/S	4,199	13,295

Beijing Enterprises Holdings Ltd.	16,000	40,602

China Gas Holdings Ltd.	88,200	78,202

China Resources Gas Group Ltd.	24,200	61,965

Daesung Holdings Co. Ltd.	300	20,787

ENN Energy Holdings Ltd.	13,300	132,240

ENN Natural Gas Co. Ltd., Class A	10,000	21,210

GAIL India Ltd.	89,964	99,226

Grupo Energia Bogota SA ESP	91,532	30,872

Gujarat Gas Ltd.	2,679	16,784

Gujarat State Petronet Ltd.	13,547	37,011

Indraprastha Gas Ltd.	4,564	23,612

Korea Gas Corp.	999	24,406

Kunlun Energy Co. Ltd.	118,000	70,501

Mahanagar Gas Ltd.(b)	1,456	15,156

National Gas & Industrialization Co.	1,155	16,506

Perusahaan Gas Negara Tbk. PT	311,200	39,405

Petronas Gas Bhd.	14,700	53,166

Towngas Smart Energy Co. Ltd.* (a)	408,000	142,933
		1,146,927

Health Care Equipment & Supplies – 0.2%

Dentium Co. Ltd.	257	13,766

DIO Corp.*	520	7,246

Eoflow Co. Ltd.*	1,734	19,599

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	255

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – (continued)

Hartalega Holdings Bhd.	30,800	$14,071

Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	5,000	22,299

Kangji Medical Holdings Ltd.(a)	25,000	20,223

Kossan Rubber Industries Bhd.	22,800	6,028

Lifetech Scientific Corp.*	110,000	34,472

Microport Cardioflow Medtech Corp.* (a) (b)	39,000	11,824

Microport Scientific Corp.* (a)	11,498	24,285

Poly Medicure Ltd.	2,864	31,878

SD Biosensor, Inc.	990	20,537

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	36,000	49,621

Sri Trang Gloves Thailand PCL, NVDR	62,800	18,315

St Shine Optical Co. Ltd.	2,000	13,097

Supermax Corp. Bhd.	681,561	139,109

TaiDoc Technology Corp.	3,000	15,828

Top Glove Corp. Bhd.	120,100	20,195
		482,393

Health Care Providers & Services – 0.8%

Al Hammadi Holding	3,792	45,362

Apollo Hospitals Enterprise Ltd.	1,608	87,755

Aster DM Healthcare Ltd.* (b)	6,324	18,893

Bangkok Chain Hospital PCL, NVDR	20,800	10,110

Bangkok Dusit Medical Services PCL, NVDR	72,000	55,807

Bumrungrad Hospital PCL, NVDR	10,100	60,239

Celltrion Healthcare Co. Ltd.	1,519	74,113

Chabiotech Co. Ltd.*	841	7,793

Chularat Hospital PCL, NVDR	101,400	9,431

Cleopatra Hospital*	57,071	9,193

CM Hospitalar SA	5,000	18,191

Dallah Healthcare Co.	1,193	50,926

Diagnosticos da America SA*	990	3,779

Dr Lal PathLabs Ltd.(b)	430	13,314

Investments	Shares	Value

Health Care Providers & Services – (continued)

Dr Sulaiman Al Habib Medical Services Group Co.	1,411	$85,091

Fleury SA	3,600	12,761

Fortis Healthcare Ltd.*	11,593	38,857

Gushengtang Holdings Ltd.*	3,200	13,575

Hapvida Participacoes e Investimentos SA* (b)	78,400	116,541

HLB Life Science Co. Ltd.*	3,012	25,691

Huadong Medicine Co. Ltd., Class A	3,300	18,506

Hygeia Healthcare Holdings Co. Ltd.* (a) (b)	6,400	27,720

IHH Healthcare Bhd.	58,800	73,997

Jinxin Fertility Group Ltd.(a) (b)	67,500	33,278

KPJ Healthcare Bhd.	14,124	2,450

Krishna Institute of Medical Sciences Ltd.* (b)	1,650	29,607

Life Healthcare Group Holdings Ltd.	29,257	31,442

Max Healthcare Institute Ltd.*	12,789	70,498

Medikaloka Hermina Tbk. PT(b)	179,700	17,166

Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	9,400	5,499

Metro Healthcare Indonesia Tbk. PT*	641,300	20,969

Metropolis Healthcare Ltd.(b)	1,540	31,474

Mitra Keluarga Karyasehat Tbk. PT(b)	100,200	17,731

Mouwasat Medical Services Co.	688	40,099

Narayana Hrudayalaya Ltd.(b)	2,750	26,293

Netcare Ltd.	70,667	59,910

Odontoprev SA	5,390	8,505

Rede D’Or Sao Luiz SA* (b)	14,100	86,445

Shanghai Pharmaceuticals Holding Co. Ltd., Class A	4,700	11,321

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	23,500	31,853

Siloam International Hospitals Tbk. PT	165,000	11,584

Sinopharm Group Co. Ltd., Class H	39,200	74,706

See Accompanying Notes to the Financial Statements.

256	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

Thonburi Healthcare Group PCL, NVDR	16,500	$29,263

Topchoice Medical Corp., Class A*	500	8,375

Universal Vision Biotechnology Co. Ltd.	2,100	16,097
		1,542,210

Health Care Technology – 0.0%(d)

Yidu Tech, Inc.* (b)	20,300	10,292

Hotels, Restaurants & Leisure – 0.8%

Abu Dhabi National Hotels	18,200	19,498

Alsea SAB de CV*	24,500	46,892

Ananti, Inc.*	2,798	10,391

Asset World Corp. PCL, NVDR	171,900	27,551

Bloomberry Resorts Corp.*	236,200	28,532

Central Plaza Hotel PCL*	1,600	2,134

Central Plaza Hotel PCL, NVDR*	5,700	7,601

China Travel International Investment Hong Kong Ltd.*	122,000	18,961

DoubleUGames Co. Ltd.	3,673	123,641

EIH Ltd.*	8,250	19,320

Genting Bhd.	68,600	64,421

Genting Malaysia Bhd.	61,100	35,409

H World Group Ltd.	24,500	67,103

Haichang Ocean Park Holdings Ltd.* (a) (b)	27,000	23,905

Haidilao International Holding Ltd.* (a) (b)	21,164	31,437

Hana Tour Service, Inc.*	450	15,748

Helens International Holdings Co. Ltd.* (a)	6,500	6,252

Herfy Food Services Co.*	1,705	17,787

Indian Hotels Co. Ltd.	17,668	71,246

Jiumaojiu International Holdings Ltd.(a) (b)	14,000	21,972

Jollibee Foods Corp.	10,180	40,755

Jubilant Foodworks Ltd.	4,950	36,474

Kangwon Land, Inc.*	2,150	34,715

Leejam Sports Co. JSC	1,155	24,314

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Lotte Tour Development Co. Ltd.*	1,961	$12,431

Magnum Bhd.	19,594	6,506

Minor International PCL, NVDR*	48,500	35,999

MK Restaurants Group PCL, NVDR	4,800	7,346

Nayuki Holdings Ltd.* (a) (b)	25,000	12,835

OPAP SA	3,937	48,250

Paradise Co. Ltd.*	421	4,197

Sapphire Foods India Ltd.*	800	13,986

Seera Group Holding*	6,600	33,513

Shenzhen Overseas Chinese Town Co. Ltd., Class A	22,200	12,775

Sports Toto Bhd.	367,651	140,746

Tongcheng Travel Holdings Ltd.* (b)	18,800	29,314

Travellers International Hotel Group, Inc.* ‡	209,900	—

Trip.com Group Ltd.*	8,650	190,855

Tsogo Sun Gaming Ltd.	39,263	24,569

Westlife Development Ltd.*	3,000	27,102

Yum China Holdings, Inc.	6,993	289,161
		1,685,644

Household Durables – 1.2%

Amber Enterprises India Ltd.*	935	23,325

AmTRAN Technology Co. Ltd.	310,255	89,256

Arcelik A/S	4,982	21,063

Bajaj Electricals Ltd.	2,173	30,689

Coway Co. Ltd.	1,177	45,693

Crompton Greaves Consumer Electricals Ltd.	8,232	36,030

Cuckoo Holdings Co. Ltd.	2,953	33,688

Cyrela Brazil Realty SA Empreendimentos e Participacoes	106,731	378,331

Dixon Technologies India Ltd.(b)	691	37,703

Ecovacs Robotics Co. Ltd., Class A	1,500	11,982

Gree Electric Appliances, Inc. of Zhuhai, Class A	14,700	57,744

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	257

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Durables – (continued)

Haier Smart Home Co. Ltd., Class A	10,600	$30,208

Haier Smart Home Co. Ltd., Class H	39,200	98,077

Hang Zhou Great Star Industrial Co. Ltd., Class A*	5,000	13,201

Hanssem Co. Ltd.	303	7,966

Kinpo Electronics	50,000	21,957

Konka Group Co. Ltd., Class B	291,800	73,602

LG Electronics, Inc.	3,383	193,796

LG Electronics, Inc. (Preference)	584	16,256

Lock&Lock Co. Ltd.	728	3,118

Merry Electronics Co. Ltd.	75,235	183,753

Midea Group Co. Ltd., Class A	9,800	53,951

MRV Engenharia e Participacoes SA	117,600	228,151

Nien Made Enterprise Co. Ltd.	2,000	15,455

Orient Electric Ltd.	6,985	22,682

PIK Group PJSC* ‡	4,646	—

Q Technology Group Co. Ltd.* (a) (b)	151,000	59,632

Sampo Corp.	98,000	71,472

Skyworth Group Ltd.	490,000	179,774

TCL Electronics Holdings Ltd.(a)	343,000	131,085

TCL Technology Group Corp., Class A	55,700	29,840

TTK Prestige Ltd.	1,825	20,532

Vestel Beyaz Esya Sanayi ve Ticaret A/S	111,934	56,440

Vestel Elektronik Sanayi ve Ticaret A/S	52,381	129,806

Whirlpool of India Ltd.	674	12,828

Zinus, Inc.	3,381	74,292
		2,493,378

Household Products – 0.1%

Blue Moon Group Holdings Ltd.(a) (b)	26,500	15,630

Kimberly-Clark de Mexico SAB de CV, Class A	61,100	96,226

Unilever Indonesia Tbk. PT	75,200	22,371

Investments	Shares	Value

Household Products – (continued)

Vinda International Holdings Ltd.	3,000	$5,625
		139,852

Independent Power and Renewable Electricity Producers – 1.7%

Aboitiz Power Corp.	34,200	18,679

ACEN Corp.	208,910	22,531

Adani Green Energy Ltd.*	6,027	153,111

Adani Power Ltd.*	15,897	64,316

AES Brasil Energia SA	93,100	175,652

Aksa Enerji Uretim A/S	8,200	18,249

Auren Energia SA	5,000	14,217

Banpu Power PCL, NVDR	19,300	7,556

Canvest Environmental Protection Group Co. Ltd.(a) (b)	196,000	120,598

CGN New Energy Holdings Co. Ltd.(a)	488,000	131,172

CGN Power Co. Ltd., Class A	44,000	15,915

CGN Power Co. Ltd., Class H(b)	343,000	69,475

China Datang Corp. Renewable Power Co. Ltd., Class H(a)	920,000	248,463

China Longyuan Power Group Corp. Ltd., Class H	58,000	66,276

China National Nuclear Power Co. Ltd., Class A	40,700	33,626

China Power International Development Ltd.(a)	147,000	42,509

China Resources Power Holdings Co. Ltd.	54,000	78,559

China Three Gorges Renewables Group Co. Ltd., Class A	47,000	35,869

China Yangtze Power Co. Ltd., Class A	34,300	95,213

Colbun SA	2,835,278	278,507

Datang International Power Generation Co. Ltd., Class H* (a)	128,000	16,306

Electricity Generating PCL, NVDR	8,900	39,870

See Accompanying Notes to the Financial Statements.

258	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Independent Power and Renewable Electricity Producers – (continued)

Energy Absolute PCL, NVDR	30,900	$78,346

Eneva SA*	19,600	52,966

Engie Brasil Energia SA	6,350	48,673

First Gen Corp.	29,500	7,921

GD Power Development Co. Ltd., Class A*	42,500	25,447

Global Power Synergy PCL, NVDR	13,700	22,317

Guangxi Guiguan Electric Power Co. Ltd., Class A	15,000	12,845

Gulf Energy Development PCL, NVDR	84,000	111,456

Huadian Power International Corp. Ltd., Class A	26,500	19,715

Huadian Power International Corp. Ltd., Class H	38,000	11,424

Huaneng Lancang River Hydropower, Inc., Class A	15,000	13,092

Huaneng Power International, Inc., Class A*	24,300	22,307

Huaneng Power International, Inc., Class H* (a)	100,000	35,797

Hub Power Co. Ltd. (The)	449,477	134,614

Hubei Energy Group Co. Ltd., Class A	23,500	13,459

JSW Energy Ltd.	8,692	35,455

KG Eco Technology Service Co. Ltd.	6,851	45,787

Malakoff Corp. Bhd.	681,600	88,660

Mega First Corp. Bhd.	259,700	180,164

NHPC Ltd.	79,420	40,872

NLC India Ltd.	95,403	88,802

NTPC Ltd.	143,442	299,958

OGK-2 PJSC‡	11,431,280	—

Omega Energia SA	11,994	24,572

Ratch Group PCL, NVDR	8,900	9,587

SDIC Power Holdings Co. Ltd., Class A	23,500	32,520

Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	26,687	16,628

Investments	Shares	Value

Independent Power and Renewable Electricity Producers – (continued)

Shanghai Electric Power Co. Ltd., Class A*	10,000	$12,564

Shenzhen Energy Group Co. Ltd., Class A	10,600	8,278

Sichuan Chuantou Energy Co. Ltd., Class A	9,400	14,232

Super Energy Corp. PCL, NVDR	4,764,500	87,629

Taiwan Cogeneration Corp.	23,000	20,878

Terna Energy SA	933	17,355

TPI Polene Power PCL, NVDR	1,062,000	93,755

Unipro PJSC‡	5,337,000	—

Xinyi Energy Holdings Ltd.	1,761	449
		3,475,193

Industrial Conglomerates – 2.2%

3M India Ltd.*	69	19,412

Aamal Co.	21,949	6,780

Aboitiz Equity Ventures, Inc.	75,110	73,490

AG Anadolu Grubu Holding A/S	48,734	225,425

Alfa SAB de CV, Class A	78,400	51,940

Alliance Global Group, Inc.	157,700	24,437

Alpha Dhabi Holding PJSC*	41,111	274,219

AntarChile SA	3,206	24,291

Astra Industrial Group	1,827	26,742

Ayala Corp.	4,190	48,227

Bidvest Group Ltd. (The)	5,247	60,666

China Baoan Group Co. Ltd., Class A	5,500	8,711

CITIC Ltd.	196,000	175,529

CJ Corp.	564	28,429

DMCI Holdings, Inc.	121,000	19,815

Doosan Co. Ltd.	574	31,189

Dubai Investments PJSC	16,050	9,526

Enka Insaat ve Sanayi A/S	53,350	53,743

Far Eastern New Century Corp.	121,000	120,728

Fosun International Ltd.(a)	61,500	37,606

Godrej Industries Ltd.*	3,377	17,516

Grupo Carso SAB de CV, Series A1(a)	11,100	44,648

GS Holdings Corp.	2,570	82,993

GT Capital Holdings, Inc.	1,610	11,469

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	259

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Industrial Conglomerates – (continued)

Hanwha Corp.	1,692	$30,171

HAP Seng Consolidated Bhd.	11,900	16,184

Hong Leong Industries Bhd.	30,600	60,190

Hosken Consolidated Investments Ltd.*	1,886	18,473

Hyosung Corp.	201	9,666

Industries Qatar QSC	31,838	137,869

International Holding Co. PJSC*	8,183	897,823

JG Summit Holdings, Inc.	58,911	43,866

KAP Industrial Holdings Ltd.	952,315	239,407

KOC Holding A/S	28,781	86,020

LG Corp.	3,724	207,056

Lotte Corp.	1,392	31,857

LT Group, Inc.	5,700	794

LX Holdings Corp.*	3,899	23,759

Mannai Corp. QSC	29,204	60,946

Multiply Group*	115,346	124,357

Mytilineos SA	2,685	45,060

National Industries Group Holding SAK	63,551	48,009

Quinenco SA	12,939	34,397

Reunert Ltd.	69,188	173,972

Samsung C&T Corp.	2,554	212,467

San Miguel Corp.	13,510	22,427

Shanghai Industrial Holdings Ltd.(a)	152,000	148,324

Siemens Ltd.	1,335	47,183

Sime Darby Bhd.	76,600	36,453

SK, Inc.	1,162	174,571

SM Investments Corp.	7,590	107,400

Sunway Bhd.	50,749	17,174

Turkiye Sise ve Cam Fabrikalari A/S	48,416	86,459
		4,619,865

Insurance – 2.4%

Abu Dhabi National Insurance Co. PSC	114,074	185,721

Allianz Malaysia Bhd.	24,500	69,023

Bangkok Insurance PCL, NVDR	3,100	22,480

Investments	Shares	Value

Insurance – (continued)

BB Seguridade Participacoes SA	19,600	$110,901

Bupa Arabia for Cooperative Insurance Co.	262	13,457

Caixa Seguridade Participacoes S/A	15,000	25,213

Capital Financial Indonesia Tbk. PT*	325,000	15,836

Cathay Financial Holding Co. Ltd.	261,000	306,177

Central Reinsurance Co. Ltd.	63,000	34,802

China Development Financial Holding Corp.	490,000	178,679

China Life Insurance Co. Ltd., Class H	221,000	240,712

China Pacific Insurance Group Co. Ltd., Class A	19,200	50,061

China Pacific Insurance Group Co. Ltd., Class H	58,800	94,831

China Taiping Insurance Holdings Co. Ltd.	31,800	22,038

Co. for Cooperative Insurance (The)*	974	21,955

DB Insurance Co. Ltd.	1,176	46,480

Discovery Ltd.*	9,230	60,380

Fubon Financial Holding Co. Ltd.	233,575	369,690

General Insurance Corp. of India(b)	39	58

Hanwha General Insurance Co. Ltd.*	26,656	68,864

Hanwha Life Insurance Co. Ltd.*	12,318	18,895

HDFC Life Insurance Co. Ltd.(b)	16,290	106,357

Hyundai Marine & Fire Insurance Co. Ltd.	1,262	29,502

ICICI Lombard General Insurance Co. Ltd.(b)	3,611	51,037

ICICI Prudential Life Insurance Co. Ltd.(b)	5,910	36,237

Korean Reinsurance Co.	32,003	165,132

Max Financial Services Ltd.*	2,721	23,274

Mercuries & Associates Holding Ltd.	189,465	83,200

See Accompanying Notes to the Financial Statements.

260	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Mercuries Life Insurance Co. Ltd.*	126,094	$21,444

Meritz Fire & Marine Insurance Co. Ltd.	1,556	34,354

Mirae Asset Life Insurance Co. Ltd.	27,274	50,740

Momentum Metropolitan Holdings	40,751	38,096

New China Life Insurance Co. Ltd., Class A	4,700	15,049

New China Life Insurance Co. Ltd., Class H(a)	28,100	44,603

Old Mutual Ltd.	139,322	79,147

PB Fintech Ltd.*	3,620	16,883

People’s Insurance Co. Group of China Ltd. (The), Class H	225,000	62,199

PICC Property & Casualty Co. Ltd., Class H	196,000	180,773

Ping An Insurance Group Co. of China Ltd., Class A	24,600	121,844

Ping An Insurance Group Co. of China Ltd., Class H(a)	184,000	736,014

Porto Seguro SA	5,000	22,145

Qatar Insurance Co. SAQ	76,097	45,135

Qualitas Controladora SAB de CV(a)	5,584	21,901

Rand Merchant Investment Holdings Ltd.(a)	21,250	32,978

Samsung Fire & Marine Insurance Co. Ltd.	995	139,703

Samsung Life Insurance Co. Ltd.	2,548	120,562

Sanlam Ltd.	56,265	163,613

Santam Ltd.	723	10,006

SBI Life Insurance Co. Ltd.(b)	7,378	112,835

Shin Kong Financial Holding Co. Ltd.	441,000	109,489

Shinkong Insurance Co. Ltd.	82,000	112,099

Sul America SA*	5,477	24,884

Syarikat Takaful Malaysia Keluarga Bhd.	231,960	161,901

Tongyang Life Insurance Co. Ltd.	13,123	47,169

Investments	Shares	Value

Insurance – (continued)

ZhongAn Online P&C Insurance Co. Ltd., Class H* (a) (b)	11,000	$20,487
		4,997,045

Interactive Media & Services – 2.0%

AfreecaTV Co. Ltd.	275	15,367

Autohome, Inc., Class A(a)	5,200	34,645

Baidu, Inc., Class A*	39,200	375,029

Hello Group, Inc., ADR	52,528	246,882

Info Edge India Ltd.	1,318	62,442

JOYY, Inc., ADR	825	20,815

Kakao Corp.	5,519	196,436

Kanzhun Ltd., ADR*	3,479	38,025

Kuaishou Technology* (a) (b)	34,300	141,135

NAVER Corp.	2,548	303,195

Tencent Holdings Ltd.	103,600	2,713,448

Weibo Corp., Class A*	1,640	19,012
		4,166,431

Internet & Direct Marketing Retail – 2.6%

Alibaba Group Holding Ltd.*	269,500	2,109,693

Alibaba Health Information Technology Ltd.* (a)	84,000	35,527

Americanas SA*	8,118	24,042

Bukalapak.com PT Tbk.*	700,000	12,387

Dada Nexus Ltd., ADR* (a)	2,805	8,667

GoTo Gojek Tokopedia Tbk. PT*	15,596,700	185,990

Hyundai Home Shopping Network Corp.	2,038	64,096

JD Health International, Inc.* (a) (b)	19,600	107,490

JD.com, Inc., Class A	40,451	747,714

Maoyan Entertainment* (b)	22,000	12,808

Meituan, Class B* (b)	68,600	1,090,630

momo.com, Inc.	1,560	23,359

Naspers Ltd., Class N	3,761	388,860

Pinduoduo, Inc., ADR*	9,310	510,467

Ping An Healthcare and Technology Co. Ltd.* (a) (b)	11,000	20,291

Vipshop Holdings Ltd., ADR*	10,878	75,820

Zomato Ltd.*	26,592	20,271
		5,438,112

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	261

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – 1.8%

Al Moammar Information Systems Co.	505	$14,219

Arabian Internet & Communications Services Co.	597	39,402

Chinasoft International Ltd.*	46,000	30,472

Chindata Group Holdings Ltd., ADR* (a)	5,145	27,320

Cielo SA*	426,300	483,393

Coforge Ltd.	858	39,487

Computer Age Management Services Ltd.	1,007	31,011

Dagang NeXchange Bhd.	134,400	21,604

Danal Co. Ltd.*	2,860	11,625

DHC Software Co. Ltd., Class A	9,400	7,946

eClerx Services Ltd.	679	10,825

Elm Co.	546	48,097

Fawry for Banking & Payment Technology Services SAE*	36,652	5,964

Firstsource Solutions Ltd.	6,900	8,657

GDS Holdings Ltd., Class A* (a)	14,700	17,790

Happiest Minds Technologies Ltd.	1,568	18,381

HCL Technologies Ltd.	17,003	213,859

Hyundai Autoever Corp.	212	17,636

Infosys Ltd.	63,406	1,177,811

Jasmine Technology Solution PCL, NVDR*	4,100	5,225

Kakaopay Corp.*	398	9,877

Kginicis Co. Ltd.	7,674	69,227

Larsen & Toubro Infotech Ltd.(b)	682	39,051

Locaweb Servicos de Internet SA* (b)	23,949	49,886

Lotte Data Communication Co.	2,352	38,555

Mastek Ltd.	660	13,462

Mindtree Ltd.	1,083	44,532

Mphasis Ltd.	1,715	40,991

My EG Services Bhd.	87,557	16,389

NIIT Ltd.	4,395	14,811

Persistent Systems Ltd.	884	39,439

Posco ICT Co. Ltd.	2,080	8,367

Investments	Shares	Value

IT Services – (continued)

Samsung SDS Co. Ltd.	686	$60,199

Sonata Software Ltd.	2,854	18,047

Systex Corp.	13,000	26,708

Tata Consultancy Services Ltd.	17,248	665,343

Tech Mahindra Ltd.	10,486	134,708

TravelSky Technology Ltd., Class H(a)	49,000	71,161

Wipro Ltd.	25,521	119,177

Yeahka Ltd.* (a)	13,200	30,100
		3,740,754

Leisure Products – 0.2%

Fusheng Precision Co. Ltd.	41,000	230,941

Giant Manufacturing Co. Ltd.	5,000	31,888

GOLFZON Co. Ltd.	271	21,936

HLB, Inc.*	1,661	47,226

Johnson Health Tech Co. Ltd.	2,000	4,487

Merida Industry Co. Ltd.	5,350	29,222

O-TA Precision Industry Co. Ltd.	26,000	73,911
		439,611

Life Sciences Tools & Services – 0.3%

Cellivery Therapeutics, Inc.*	376	3,286

Divi’s Laboratories Ltd.	2,340	102,018

EirGenix, Inc.*	9,000	28,350

Genscript Biotech Corp.*	20,000	50,549

Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	5,900	40,098

LegoChem Biosciences, Inc.*	1,250	29,836

Pharmaron Beijing Co. Ltd., Class H(b)	7,700	25,896

Samsung Biologics Co. Ltd.* (b)	294	181,009

ST Pharm Co. Ltd.	344	20,117

Syngene International Ltd.(b)	1,400	10,677

WuXi AppTec Co. Ltd., Class A	4,060	42,499

WuXi AppTec Co. Ltd., Class H(b)	6,818	54,632
		588,967

Machinery – 1.1%

AIA Engineering Ltd.	600	19,438

Airtac International Group	2,913	66,898

Ashok Leyland Ltd.	30,502	56,488

See Accompanying Notes to the Financial Statements.

262	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

BEML Ltd.	800	$15,232

China CSSC Holdings Ltd., Class A	10,000	36,336

China International Marine Containers Group Co. Ltd., Class H(a)	23,849	15,191

CIMC Enric Holdings Ltd.(a)	30,000	29,236

CNPC Capital Co. Ltd., Class A	29,200	18,003

Creative & Innovative System*	2,703	24,763

Cummins India Ltd.	2,280	37,126

Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	705	9,057

Dawonsys Co. Ltd.	1,869	22,437

Doosan Bobcat, Inc.	1,272	29,915

Elgi Equipments Ltd.	8,864	51,897

Escorts Kubota Ltd.	1,049	25,831

GMM Pfaudler Ltd.	900	20,066

Grindwell Norton Ltd.	1,275	32,392

Haitian International Holdings Ltd.	16,000	32,041

Hiwin Technologies Corp.	5,535	28,515

HJ Shipbuilding & Construction Co. Ltd.*	1,060	2,608

Hyundai Construction Equipment Co. Ltd.	4,263	128,688

Hyundai Doosan Infracore Co. Ltd.*	45,463	177,135

Hyundai Elevator Co. Ltd.	208	3,680

Hyundai Heavy Industries Co. Ltd.*	449	34,358

Hyundai Mipo Dockyard Co. Ltd.*	400	25,778

Hyundai Rotem Co. Ltd.*	1,766	30,189

Kinik Co.	6,000	18,993

Korea Shipbuilding & Offshore Engineering Co. Ltd.*	605	30,878

Lakshmi Machine Works Ltd.	165	25,673

LK Technology Holdings Ltd.(a)	22,000	19,927

Lonking Holdings Ltd.	784,000	107,864

Ningbo Deye Technology Co. Ltd., Class A	500	22,413

Investments	Shares	Value

Machinery – (continued)

Otokar Otomotiv ve Savunma Sanayi A/S	2,941	$83,632

Pentamaster Corp. Bhd.	21,200	17,398

People & Technology, Inc.	1,111	35,995

Riyue Heavy Industry Co. Ltd., Class A	5,000	15,133

Sam Engineering & Equipment M Bhd.	64,400	72,191

SAM KANG M&T Co. Ltd.*	1,219	17,329

Samsung Heavy Industries Co. Ltd.*	14,188	51,296

Sany Heavy Equipment International Holdings Co. Ltd.	12,000	9,845

Sany Heavy Industry Co. Ltd., Class A	24,500	45,317

Schaeffler India Ltd.	882	29,350

SFA Engineering Corp.	704	18,855

Shin Zu Shing Co. Ltd.	62,000	149,889

Sinotruk Hong Kong Ltd.	30,500	27,198

SKF India Ltd.	624	33,156

Thermax Ltd.	944	24,769

Timken India Ltd.	605	21,930

Turk Traktor ve Ziraat Makineleri A/S	5,439	111,336

UWC Bhd.	10,600	8,295

Weichai Power Co. Ltd., Class A	17,300	21,522

Weichai Power Co. Ltd., Class H	68,000	65,143

XCMG Construction Machinery Co. Ltd., Class A	18,800	11,926

Yangzijiang Shipbuilding Holdings Ltd.	93,100	78,949

Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A	9,400	15,957

Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H	10,000	8,573

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	17,700	12,974

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	263

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	29,200	$9,411
		2,196,415

Marine – 0.6%

Cia Sud Americana de Vapores SA	567,041	39,352

COSCO SHIPPING Holdings Co. Ltd., Class A	37,700	58,007

COSCO SHIPPING Holdings Co. Ltd., Class H	104,450	112,702

Evergreen Marine Corp. Taiwan Ltd.	33,023	140,916

Far-Eastern Shipping Co. plc* ‡	302,500	—

HMM Co. Ltd.	11,025	147,831

Korea Line Corp.*	72,422	100,159

MISC Bhd.	22,400	34,254

Orient Overseas International Ltd.(a)	3,500	51,141

Pan Ocean Co. Ltd.	8,853	26,725

Precious Shipping PCL, NVDR	323,400	111,312

Qatar Navigation QSC	19,070	53,622

Regional Container Lines PCL, NVDR	15,000	10,444

Shih Wei Navigation Co. Ltd.	65,000	46,295

Taiwan Navigation Co. Ltd.	90,000	64,939

Temas Tbk. PT	409,400	47,115

Transcoal Pacific Tbk. PT	32,900	21,673

U-Ming Marine Transport Corp.	14,000	15,294

Wan Hai Lines Ltd.	45,885	96,405

Wisdom Marine Lines Co. Ltd.	11,898	19,311

Yang Ming Marine Transport Corp.	52,000	97,149
		1,294,646

Media – 0.3%

Affle India Ltd.*	1,050	14,644

Astro Malaysia Holdings Bhd.	139,200	19,873

Cheil Worldwide, Inc.	1,074	18,435

China Literature Ltd.* (b)	6,200	16,705

Investments	Shares	Value

Media – (continued)

Echo Marketing, Inc.	863	$8,512

Elang Mahkota Teknologi Tbk. PT	686,000	67,951

Focus Media Information Technology Co. Ltd., Class A	23,500	14,425

Grupo Televisa SAB, Series CPO(a)	38,900	41,195

Innocean Worldwide, Inc.	3,399	95,805

Media Nusantara Citra Tbk. PT*	2,781,600	146,236

Mobvista, Inc.* (a) (b)	20,000	10,293

MultiChoice Group	9,555	62,407

Plan B Media PCL, NVDR*	97,500	18,060

Saudi Research & Media Group*	605	32,427

Sun TV Network Ltd.	1,889	11,932

Surya Citra Media Tbk. PT	427,000	6,406

Zee Entertainment Enterprises Ltd.	17,444	55,307
		640,613

Metals & Mining – 4.7%

Adaro Minerals Indonesia Tbk. PT*	120,400	13,354

African Rainbow Minerals Ltd.	3,822	53,794

Alrosa PJSC* ‡	85,800	—

Aluminum Corp. of China Ltd., Class A	26,500	14,015

Aluminum Corp. of China Ltd., Class H	124,000	35,384

Aneka Tambang Tbk.	201,400	23,823

Angang Steel Co. Ltd., Class H	38,000	7,891

Anglo American Platinum Ltd.	1,470	116,874

AngloGold Ashanti Ltd.	12,544	164,685

APL Apollo Tubes Ltd.	3,361	43,808

ArcelorMittal South Africa Ltd.*	108,486	27,804

Baoshan Iron & Steel Co. Ltd., Class A	58,800	38,751

Beijing Shougang Co. Ltd., Class A	10,600	4,967

Bradespar SA (Preference)	6,186	28,305

Bumi Resources Minerals Tbk. PT*	1,235,000	14,331

CAP SA	2,756	14,743

See Accompanying Notes to the Financial Statements.

264	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Century Iron & Steel Industrial Co. Ltd.	6,000	$14,338

Chifeng Jilong Gold Mining Co. Ltd., Class A*	5,000	12,893

China Gold International Resources Corp. Ltd.(a)	96,200	223,777

China Hongqiao Group Ltd.(a)	49,000	34,769

China Metal Products	103,000	85,667

China Metal Recycling Holdings Ltd.* ‡	51,000	—

China Nonferrous Mining Corp. Ltd.(a)	441,000	160,111

China Northern Rare Earth Group High-Tech Co. Ltd., Class A	5,300	17,573

China Oriental Group Co. Ltd.	490,000	68,040

China Steel Corp.	343,000	285,811

China Zhongwang Holdings Ltd.* ‡	699,600	129,635

Chun Yuan Steel Industry Co. Ltd.	196,000	90,328

Chung Hung Steel Corp.	23,000	14,062

Cia Brasileira de Aluminio	11,000	23,144

Cia Siderurgica Nacional SA	19,600	45,869

Citic Pacific Special Steel Group Co. Ltd., Class A	10,600	23,383

CMOC Group Ltd., Class A	22,500	12,794

CMOC Group Ltd., Class H(a)	57,000	18,371

Dongkuk Steel Mill Co. Ltd.	2,067	16,615

DRDGOLD Ltd.(a)	186,586	96,352

Eregli Demir ve Celik Fabrikalari TAS	40,376	64,461

Ezz Steel Co. SAE	64,485	44,432

Feng Hsin Steel Co. Ltd.	11,000	19,219

Ganfeng Lithium Group Co. Ltd., Class A	3,080	33,346

Ganfeng Lithium Group Co. Ltd., Class H(a) (b)	7,280	49,245

GEM Co. Ltd., Class A	5,300	5,403

Gerdau SA (Preference)	32,100	157,525

Gold Fields Ltd.	15,014	121,313

Grupo Mexico SAB de CV, Series B	91,113	329,722

Investments	Shares	Value

Metals & Mining – (continued)

Harmony Gold Mining Co. Ltd.	16,953	$46,945

Henan Shenhuo Coal & Power Co. Ltd., Class A	5,500	10,573

Hesteel Co. Ltd., Class A	37,600	11,179

Hindalco Industries Ltd.	45,766	224,276

Hindustan Copper Ltd.	16,483	20,510

Hsin Kuang Steel Co. Ltd.	98,000	104,014

Hunan Valin Steel Co. Ltd., Class A	23,500	12,879

Hyundai Steel Co.	2,109	41,604

Impala Platinum Holdings Ltd.	24,775	253,581

Industrias CH SAB de CV, Series B*	1,147	12,638

Industrias Penoles SAB de CV(a)	4,912	55,621

Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	70,500	17,001

Inner Mongolia ERDOS Resources Co. Ltd., Class A	4,480	8,544

Inner Mongolia ERDOS Resources Co. Ltd., Class B	7,420	12,940

Jiangxi Copper Co. Ltd., Class A	9,400	19,834

Jiangxi Copper Co. Ltd., Class H	31,000	33,883

Jinchuan Group International Resources Co. Ltd.	144,000	9,539

Jindal Stainless Hisar Ltd.*	40,929	140,917

Jindal Stainless Ltd.*	66,199	113,201

Jindal Steel & Power Ltd.	12,907	71,702

JSW Steel Ltd.	28,469	231,786

Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D	25,050	16,118

KG DONGBUSTEEL	1,060	5,782

KISWIRE Ltd.	3,524	44,407

Korea Zinc Co. Ltd.	392	176,124

Koza Altin Isletmeleri A/S	2,182	22,790

Koza Anadolu Metal Madencilik Isletmeleri A/S*	74,333	127,385

Kumba Iron Ore Ltd.	1,960	36,901

Maanshan Iron & Steel Co. Ltd., Class A	21,200	7,320

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	265

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Maanshan Iron & Steel Co. Ltd., Class H(a)	22,000	$3,531

Magnitogorsk Iron & Steel Works PJSC‡	45,174	—

Merdeka Copper Gold Tbk. PT*	230,462	55,704

Metalurgica Gerdau SA (Preference)	21,400	45,881

Minsur SA	122,485	106,931

MMC Norilsk Nickel PJSC‡	2,090	—

MMG Ltd.* (a)	116,000	22,905

National Aluminium Co. Ltd.	23,045	19,543

Nickel Asia Corp.	269,200	22,437

NMDC Ltd.	32,389	39,030

NMDC Ltd.*	32,389	15,064

Northam Platinum Holdings Ltd.*	7,270	68,192

Novolipetsk Steel PJSC‡	51,150	—

PMB Technology Bhd.	20,000	17,090

Polyus PJSC* ‡	1,155	—

Poongsan Corp.	7,131	130,660

POSCO Holdings, Inc.	2,303	402,574

Press Metal Aluminium Holdings Bhd.	58,800	54,099

Qatar Aluminum Manufacturing Co.	42,858	19,100

Raspadskaya OJSC‡	4,240	—

Ratnamani Metals & Tubes Ltd.	1,291	32,150

Royal Bafokeng Platinum Ltd.	1,450	11,651

Sansteel Minguang Co. Ltd. Fujian, Class A	14,100	8,133

Saudi Arabian Mining Co.*	13,364	297,685

Seah Besteel Holdings Corp.	5,782	67,990

SeAH Steel Holdings Corp.	691	65,731

Severstal PAO‡	5,995	—

Shandong Gold Mining Co. Ltd., Class A	5,100	12,089

Shandong Gold Mining Co. Ltd., Class H(a) (b)	13,650	21,736

Shandong Nanshan Aluminum Co. Ltd., Class A	42,400	17,893

Investments	Shares	Value

Metals & Mining – (continued)

Shanxi Taigang Stainless Steel Co. Ltd., Class A	15,900	$8,649

Shougang Fushan Resources Group Ltd.	1,372,000	372,282

Sibanye Stillwater Ltd.	79,331	186,181

Steel Authority of India Ltd.	46,172	43,898

TA Chen Stainless Pipe	49,000	57,406

Tata Steel Ltd.	240,100	294,551

Tharisa plc(a)	36,260	40,764

Tiangong International Co. Ltd.(a)	546,000	151,631

Tianshan Aluminum Group Co. Ltd., Class A	10,600	9,063

Tung Ho Steel Enterprise Corp.	17,050	26,139

United Co. RUSAL International PJSC‡	75,100	—

Usinas Siderurgicas de Minas Gerais SA Usiminas (Preference), Class A	185,086	255,023

Vale Indonesia Tbk. PT*	58,300	24,296

Vale SA	112,700	1,441,813

Vedanta Ltd.	29,204	99,067

Volcan Cia Minera SAA, Class B*	122,924	15,388

VSMPO-AVISMA Corp. PJSC‡	53	—

Western Superconducting Technologies Co. Ltd., Class A	1,500	23,976

Xiamen Tungsten Co. Ltd., Class A	3,900	10,730

YC INOX Co. Ltd.	147,000	115,647

Yieh Phui Enterprise Co. Ltd.	52,500	23,299

Young Poong Corp.	312	137,990

Yunnan Aluminium Co. Ltd., Class A	6,300	7,915

Yunnan Copper Co. Ltd., Class A	9,400	14,167

Zhaojin Mining Industry Co. Ltd., Class H*	31,000	25,590

Zhejiang Huayou Cobalt Co. Ltd., Class A	4,840	36,128

Zijin Mining Group Co. Ltd., Class A	32,900	35,701

See Accompanying Notes to the Financial Statements.

266	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Zijin Mining Group Co. Ltd., Class H	98,000	$93,632
		9,799,446

Multiline Retail – 0.2%

Aeon Co. M Bhd.	57,700	16,841

Central Retail Corp. PCL, NVDR	53,475	59,011

El Puerto de Liverpool SAB de CV, Class C1	6,185	31,646

Falabella SA	22,688	44,347

Golden Eagle Retail Group Ltd.*	147,000	88,951

Hyundai Department Store Co. Ltd.	224	8,507

Lotte Shopping Co. Ltd.	448	27,488

Magazine Luiza SA*	61,200	52,135

MINISO Group Holding Ltd., ADR(a)	4,450	22,695

Mitra Adiperkasa Tbk. PT*	488,600	37,747

Shinsegae, Inc.	212	31,626

V-Mart Retail Ltd.	484	17,601

Woolworths Holdings Ltd.	17,787	61,063
		499,658

Multi-Utilities – 0.0%(d)

Qatar Electricity & Water Co. QSC	9,126	46,360

YTL Power International Bhd.	1,531	228
		46,588

Oil, Gas & Consumable Fuels – 5.3%

3R Petroleum Oleo E Gas SA*	68,600	607,918

Adaro Energy Indonesia Tbk. PT	382,100	97,500

Aegis Logistics Ltd.	7,388	27,748

AKR Corporindo Tbk. PT	140,000	14,002

Aldrees Petroleum and Transport Services Co.	1,760	34,005

Bangchak Corp. PCL, NVDR	27,400	21,958

Banpu PCL, NVDR	93,200	30,610

Bashneft PJSC‡	1,305	—

Bashneft PJSC (Preference)‡	1,163	—

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Bayan Resources Tbk. PT	22,600	$106,498

Bharat Petroleum Corp. Ltd.	28,410	104,216

Bukit Asam Tbk. PT	106,000	26,572

China Coal Energy Co. Ltd., Class A	16,100	19,456

China Coal Energy Co. Ltd., Class H	49,000	36,080

China Petroleum & Chemical Corp., Class A	104,900	58,497

China Petroleum & Chemical Corp., Class H	752,000	296,974

China Shenhua Energy Co. Ltd., Class A	19,600	75,273

China Shenhua Energy Co. Ltd., Class H	98,000	257,801

China Suntien Green Energy Corp. Ltd., Class H(a)	50,000	18,981

Coal India Ltd.	65,072	193,343

Cosan SA	35,464	113,950

COSCO SHIPPING Energy Transportation Co. Ltd., Class A*	8,600	19,925

Dana Gas PJSC	1,351,824	345,956

Ecopetrol SA	146,461	73,483

Empresas Copec SA	10,437	71,901

Enauta Participacoes SA	30,201	87,715

Esso Thailand PCL, NVDR	431,100	164,239

Exxaro Resources Ltd.	6,125	68,164

Formosa Petrochemical Corp.	29,000	74,699

Gazprom PJSC‡	412,500	—

Guanghui Energy Co. Ltd., Class A	15,100	21,268

HD Hyundai Co. Ltd.	1,505	64,344

Helleniq Energy Holdings SA	3,199	21,848

Hibiscus Petroleum Bhd.	685,600	140,658

Hindustan Petroleum Corp. Ltd.	14,504	37,470

Indian Oil Corp. Ltd.	107,751	88,841

Indika Energy Tbk. PT	641,200	134,016

Indo Tambangraya Megah Tbk. PT	16,200	46,790

Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	5,300	8,968

Inner Mongolia Yitai Coal Co. Ltd., Class B	413,600	584,830

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	267

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Inner Mongolia Yitai Coal Co. Ltd., Class H	64,800	$77,184

IRPC PCL, NVDR	242,000	19,965

LUKOIL PJSC‡	12,265	—

Mangalore Refinery & Petrochemicals Ltd.*	75,900	49,559

Mari Petroleum Co. Ltd.	1,984	15,150

Medco Energi Internasional Tbk. PT	2,717,040	201,198

MOL Hungarian Oil & Gas plc	13,034	78,033

Motor Oil Hellas Corinth Refineries SA	2,658	45,658

Novatek PJSC‡	20,020	—

Oil & Natural Gas Corp. Ltd.	112,504	182,189

Oil India Ltd.	12,376	28,855

Pakistan Oilfields Ltd.	55,027	96,373

Pakistan Petroleum Ltd.	29,830	6,977

Pakistan State Oil Co. Ltd.	124,664	79,344

Petro Rio SA*	12,693	85,608

PetroChina Co. Ltd., Class H	654,000	249,941

Petroleo Brasileiro SA	112,700	714,356

Petroleo Brasileiro SA (Preference)	137,200	779,443

Petronas Dagangan Bhd.	6,600	30,264

Petronet LNG Ltd.	25,624	63,629

Petroreconcavo SA	44,100	263,562

PTT Exploration & Production PCL	469	2,224

PTT Exploration & Production PCL, NVDR	45,931	219,035

PTT PCL, NVDR	260,900	246,779

Qatar Fuel QSC	8,595	45,031

Qatar Gas Transport Co. Ltd.	54,208	61,029

Rabigh Refining & Petrochemical Co.*	5,254	19,072

Reliance Industries Ltd.	58,751	1,809,568

Rosneft Oil Co. PJSC‡	74,042	—

Saudi Arabian Oil Co.(b)	36,317	337,311

Semirara Mining & Power Corp.	42,200	25,451

Shaanxi Coal Industry Co. Ltd., Class A	24,500	66,666

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	10,000	$23,141

Shanxi Coking Coal Energy Group Co. Ltd., Class A	16,900	26,374

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	11,100	25,535

Siamgas & Petrochemicals PCL, NVDR	226,500	61,892

SK Discovery Co. Ltd.	261	5,442

SK Gas Ltd.	1,164	93,156

SK Innovation Co. Ltd.*	907	110,156

S-Oil Corp.	1,362	82,612

Star Petroleum Refining PCL, NVDR	33,500	10,474

Surgutneftegas PJSC‡	319,000	—

Surgutneftegas PJSC (Preference)‡	225,500	—

Tatneft PJSC‡	26,900	—

Tatneft PJSC (Preference)‡	3,870	—

Thai Oil PCL, NVDR	17,902	25,635

Thungela Resources Ltd.	4,116	64,640

Transneft PJSC (Preference)‡	55	—

Turkiye Petrol Rafinerileri A/S*	2,915	59,386

Ultrapar Participacoes SA	21,538	55,043

United Tractors Tbk. PT	39,200	81,177

Yankuang Energy Group Co. Ltd., Class A	5,300	29,482

Yankuang Energy Group Co. Ltd., Class H	46,000	129,506
		10,979,602

Paper & Forest Products – 0.5%

Century Plyboards India Ltd.	3,256	23,526

Century Textiles & Industries Ltd.	2,118	21,907

Empresas CMPC SA	25,344	40,199

Indah Kiat Pulp & Paper Tbk. PT	85,800	52,808

Lee & Man Paper Manufacturing Ltd.	862,000	261,350

Longchen Paper & Packaging Co. Ltd.	298,000	137,336

Nine Dragons Paper Holdings Ltd.	53,000	31,396

See Accompanying Notes to the Financial Statements.

268	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Paper & Forest Products – (continued)

Pabrik Kertas Tjiwi Kimia Tbk. PT	53,800	$26,904

Sappi Ltd.*	15,650	48,251

Shandong Chenming Paper Holdings Ltd., Class H* (a)	154,000	43,552

Shandong Sun Paper Industry JSC Ltd., Class A	9,400	13,510

Suzano SA	24,500	248,397

Ta Ann Holdings Bhd.	93,900	78,449

YFY, Inc.	47,000	37,267
		1,064,852

Personal Products – 0.5%

Amorepacific Corp.	541	35,207

AMOREPACIFIC Group	611	10,595

Colgate-Palmolive India Ltd.	2,295	45,240

Cosmax, Inc.	107	3,440

Dabur India Ltd.	10,829	72,566

Emami Ltd.	4,717	27,013

Gillette India Ltd.	103	6,399

Godrej Consumer Products Ltd.*	7,252	72,654

Grape King Bio Ltd.	7,000	26,395

Hengan International Group Co. Ltd.	18,000	69,823

Hindustan Unilever Ltd.	15,239	469,573

Hyundai Bioscience Co. Ltd.*	1,568	23,557

Kolmar Korea Co. Ltd.	142	3,414

LG H&H Co. Ltd.	147	52,631

LG H&H Co. Ltd. (Preference)	43	8,467

Microbio Co. Ltd.	16,461	27,688

Natura & Co. Holding SA	10,958	31,221

Procter & Gamble Hygiene & Health Care Ltd.	200	34,036

TCI Co. Ltd.	1,000	3,336
		1,023,255

Pharmaceuticals – 1.4%

Aarti Pharmalabs Ltd.*	1,096	5,020

Adcock Ingram Holdings Ltd.	2,912	7,557

Ajanta Pharma Ltd.	576	9,011

Alembic Pharmaceuticals Ltd.	3,400	22,595

Investments	Shares	Value

Pharmaceuticals – (continued)

Alkem Laboratories Ltd.	516	$19,668

Apeloa Pharmaceutical Co. Ltd., Class A	4,700	13,407

Aspen Pharmacare Holdings Ltd.	6,909	56,866

AstraZeneca Pharma India Ltd.	235	9,367

Asymchem Laboratories Tianjin Co. Ltd., Class A	700	13,733

Aurobindo Pharma Ltd.	5,645	36,699

Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(a)	5,000	5,586

Binex Co. Ltd.*	1,942	15,201

Bukwang Pharmaceutical Co. Ltd.	1,431	7,585

CanSino Biologics, Inc., Class A	318	8,263

CanSino Biologics, Inc., Class H(a) (b)	800	7,440

Celltrion Pharm, Inc.*	130	6,188

Center Laboratories, Inc.	10,414	14,075

Changchun High & New Technology Industry Group, Inc., Class A	600	13,309

China Medical System Holdings Ltd.	43,000	46,945

China Resources Pharmaceutical Group Ltd.(a) (b)	50,000	33,759

China Traditional Chinese Medicine Holdings Co. Ltd.(a)	88,000	38,003

Chong Kun Dang Pharmaceutical Corp.	102	6,015

Cipla Ltd.	8,967	126,460

CSPC Pharmaceutical Group Ltd.	146,080	150,177

Daewoong Co. Ltd.	339	4,914

Daewoong Pharmaceutical Co. Ltd.	49	5,555

Dong-A Socio Holdings Co. Ltd.	1,686	120,729

Dong-A ST Co. Ltd.	94	3,596

DongKook Pharmaceutical Co. Ltd.	950	10,471

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	269

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Dr Reddy’s Laboratories Ltd.	2,141	$114,675

Foresee Pharmaceuticals Co. Ltd.*	5,000	11,405

Genomma Lab Internacional SAB de CV, Class B	31,531	24,257

Gland Pharma Ltd.* (b)	971	20,931

GlaxoSmithKline Pharmaceuticals Ltd.	1,140	18,969

Glenmark Pharmaceuticals Ltd.	8,121	39,689

Grand Pharmaceutical Group Ltd.(a)	465,500	199,250

Granules India Ltd.	5,750	25,885

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	5,000	18,490

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H(a)	12,000	26,752

Hanall Biopharma Co. Ltd.*	919	9,161

Hanmi Pharm Co. Ltd.	99	17,584

Hanmi Science Co. Ltd.	658	14,805

Hansoh Pharmaceutical Group Co. Ltd.(b)	16,000	24,704

HK inno N Corp.	644	16,434

Hua Han Health Industry Holdings Ltd.* ‡	3,780,000	—

Hypera SA*	7,300	70,687

Ilyang Pharmaceutical Co. Ltd.	795	9,934

Ipca Laboratories Ltd.	3,080	33,677

JB Chemicals & Pharmaceuticals Ltd.	1,609	38,360

Jiangsu Hengrui Medicine Co. Ltd., Class A	8,400	46,266

Joincare Pharmaceutical Group Industry Co. Ltd., Class A	4,700	7,528

Jubilant Pharmova Ltd.	4,141	18,362

JW Pharmaceutical Corp.	243	3,199

Kalbe Farma Tbk. PT	365,800	48,078

Komipharm International Co. Ltd.*	1,425	7,183

Korea United Pharm, Inc.	636	10,626

Laurus Labs Ltd.(b)	8,132	44,655

Investments	Shares	Value

Pharmaceuticals – (continued)

Livzon Pharmaceutical Group, Inc., Class H	3,930	$10,288

Lotus Pharmaceutical Co. Ltd.*	2,000	9,590

Lupin Ltd.	4,620	39,013

Luye Pharma Group Ltd.* (b)	29,000	7,056

Mega Lifesciences PCL, NVDR	16,800	19,532

Mezzion Pharma Co. Ltd.*	636	5,849

Natco Pharma Ltd.	4,680	33,965

Oneness Biotech Co. Ltd.*	3,000	21,227

Oscotec, Inc.*	1,510	19,293

Pfizer Ltd.	341	18,035

Pharmally International Holding Co. Ltd.* ‡	2,564	3,378

Procter & Gamble Health Ltd.	400	19,488

Reyon Pharmaceutical Co. Ltd.	1,045	14,085

Richter Gedeon Nyrt.	2,074	40,889

Sam Chun Dang Pharm Co. Ltd.*	890	19,088

Sanofi India Ltd.	163	11,052

Shandong Buchang Pharmaceuticals Co. Ltd., Class A	4,700	12,351

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	3,800	17,197

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H(a)	8,000	20,199

Shin Poong Pharmaceutical Co. Ltd.*	432	6,566

Sihuan Pharmaceutical Holdings Group Ltd.	125,000	10,669

Sino Biopharmaceutical Ltd.	175,999	85,423

SK Biopharmaceuticals Co. Ltd.*	330	13,460

SSY Group Ltd.	44,000	18,217

Sun Pharmaceutical Industries Ltd.	18,057	221,825

Suven Pharmaceuticals Ltd.	3,735	17,974

Torrent Pharmaceuticals Ltd.	1,434	28,584

TTY Biopharm Co. Ltd.	11,000	25,569

United Laboratories International Holdings Ltd. (The)(a)	392,000	164,294

See Accompanying Notes to the Financial Statements.

270	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Yuhan Corp.	1,025	$43,031

Yungjin Pharmaceutical Co. Ltd.*	1,602	3,059

Yunnan Baiyao Group Co. Ltd., Class A	1,540	11,512

Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	700	21,867

Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	4,700	12,918

Zhejiang NHU Co. Ltd., Class A	6,768	16,617

Zydus Lifesciences Ltd.	4,844	25,359
		2,808,259

Professional Services – 0.1%

Boa Vista Servicos SA	12,500	15,008

CTOS Digital Bhd.	84,900	25,319

L&T Technology Services Ltd.(b)	689	29,456

NICE Information Service Co. Ltd.	2,317	21,146

Quess Corp. Ltd.(b)	3,339	22,298

Sporton International, Inc.	5,000	31,345

TeamLease Services Ltd.*	400	14,068
		158,640

Real Estate Management & Development – 3.2%

Agile Group Holdings Ltd.* (a)	588,000	111,610

Aldar Properties PJSC	67,345	79,207

Aliansce Sonae Shopping Centers sa	5,300	21,948

A-Living Smart City Services Co. Ltd.(a) (b)	13,250	7,511

AP Thailand PCL, NVDR	84,000	21,629

Arabian Centres Co. Ltd.	676	3,508

Arriyadh Development Co.	2,145	11,588

Ayala Land, Inc.	83,300	36,655

Barwa Real Estate Co.	65,237	60,906

BR Malls Participacoes SA	30,900	59,771

Brigade Enterprises Ltd.	4,730	28,545

C&D International Investment Group Ltd.(a)	16,587	25,779

Investments	Shares	Value

Real Estate Management & Development – (continued)

Cencosud Shopping SA	193,942	$212,022

Central Pattana PCL, NVDR	26,500	47,868

China Aoyuan Group Ltd.* ‡ (a)	713,000	58,949

China Dili Group* (a)	100,000	8,408

China Evergrande Group* (a)	66,000	5,161

China Jinmao Holdings Group Ltd.	196,000	25,967

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	18,800	33,769

China Overseas Grand Oceans Group Ltd.(a)	490,000	138,576

China Overseas Land & Investment Ltd.	111,000	211,823

China Overseas Property Holdings Ltd.	30,000	18,879

China Resources Land Ltd.	88,000	275,776

China Resources Mixc Lifestyle Services Ltd.(b)	10,000	29,300

China Vanke Co. Ltd., Class A	19,600	36,307

China Vanke Co. Ltd., Class H	52,100	66,902

Chong Hong Construction Co. Ltd.	85,000	187,555

CIFI Ever Sunshine Services Group Ltd.(b)	10,000	2,204

CIFI Holdings Group Co. Ltd.(a)	145,553	9,642

Ciputra Development Tbk. PT	179,449	10,815

Commercial Real Estate Co. KSC	591,035	189,856

Corp. Inmobiliaria Vesta SAB de CV(a)	23,200	50,330

Country Garden Holdings Co. Ltd.(a)	214,813	27,639

Country Garden Services Holdings Co. Ltd.	30,887	26,992

Da-Li Development Co. Ltd.	113,000	92,406

Dar Al Arkan Real Estate Development Co.*	11,948	42,672

DLF Ltd.	11,270	52,485

Dongwon Development Co. Ltd.	16,415	41,025

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	271

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Eco World Development Group Bhd.	66,000	$8,445

Emaar Development PJSC*	15,780	18,388

Emaar Economic City*	9,847	25,131

Emaar Properties PJSC	115,724	190,928

Evergrande Property Services Group Ltd.* ‡ (b)	78,500	—

Gemdale Corp., Class A	14,100	15,107

Gemdale Properties & Investment Corp. Ltd.(a)	2,156,000	118,102

Godrej Properties Ltd.*	2,621	39,991

Greentown China Holdings Ltd.	25,000	23,790

Greentown Service Group Co. Ltd.(a) (b)	30,000	12,306

Guangzhou R&F Properties Co. Ltd., Class H* (a)	609,600	83,094

Hanson International Tbk. PT* ‡	2,409,275	—

Highwealth Construction Corp.	35,753	45,992

Hopson Development Holdings Ltd.(a)	28,686	23,022

Huaku Development Co. Ltd.	88,000	235,140

Huijing Holdings Co. Ltd.	102,000	585

IOI Properties Group Bhd.*	52,800	11,503

JHSF Participacoes SA	127,576	178,457

Jinke Properties Group Co. Ltd., Class A*	14,100	3,419

Kaisa Group Holdings Ltd.* ‡	119,714	7,046

KE Holdings, Inc., ADR*	11,270	114,729

Kindom Development Co. Ltd.	147,400	110,244

King’s Town Construction Co. Ltd.*	2,000	2,120

Korea Real Estate Investment & Trust Co. Ltd.	46,140	44,214

KWG Group Holdings Ltd.* (a)	485,500	47,005

LAMDA Development SA*	1,368	8,288

Logan Group Co. Ltd.	29,000	1,182

Longfor Group Holdings Ltd.(c)	49,000	62,422

LSR Group PJSC* ‡	21,295	—

Mabanee Co. KPSC	13,622	38,348

Macrotech Developers Ltd.* (b)	825	9,868

Investments	Shares	Value

Real Estate Management & Development – (continued)

MAS P.L.C.	18,975	$20,774

MBK PCL, NVDR	30,344	14,989

Megaworld Corp.	444,200	15,944

Midea Real Estate Holding Ltd.(a) (b)	107,800	75,255

Multiplan Empreendimentos Imobiliarios SA*	5,000	25,118

National Real Estate Co. KPSC*	11,418	5,161

NEPI Rockcastle NV	10,206	51,370

Oberoi Realty Ltd.	2,915	32,561

Origin Property PCL, NVDR	413,100	110,710

OSK Holdings Bhd.	406,700	76,557

Pakuwon Jati Tbk. PT	534,400	15,007

Phoenix Mills Ltd. (The)	1,600	27,599

Poly Developments and Holdings Group Co. Ltd., Class A	29,400	55,589

Poly Property Group Co. Ltd.(a)	784,000	122,846

Powerlong Real Estate Holdings Ltd.	587,000	47,858

Prestige Estates Projects Ltd.	3,219	17,188

Prince Housing & Development Corp.	50,000	15,983

Pruksa Holding PCL, NVDR	259,500	81,818

Quality Houses PCL, NVDR	1,821,400	103,369

Radiance Holdings Group Co. Ltd.(a) (b)	273,000	112,680

Redco Properties Group Ltd.* (a) (b)	322,000	68,503

Redsun Properties Group Ltd.* (a)	391,000	22,414

RiseSun Real Estate Development Co. Ltd., Class A*	9,400	2,576

Robinsons Land Corp.	23,506	6,019

Ruentex Development Co. Ltd.	32,400	39,818

Salhia Real Estate Co. KSCP	15,502	23,322

Saudi Real Estate Co.*	3,478	11,644

Seazen Group Ltd.* (a)	83,808	13,452

Seazen Holdings Co. Ltd., Class A*	4,700	8,494

S-Enjoy Service Group Co. Ltd.*	109,000	49,988

See Accompanying Notes to the Financial Statements.

272	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	112,400	$96,889

Shanghai Lingang Holdings Corp. Ltd., Class A	5,640	8,871

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	8,000	9,985

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	30,940	22,957

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	4,700	7,245

Shenzhen Investment Ltd.(a)	882,000	120,224

Shimao Group Holdings Ltd.* ‡ (a)	32,000	9,910

Shimao Services Holdings Ltd.* (a) (b)	11,000	1,766

Shoucheng Holdings Ltd.	110,000	20,039

Shui On Land Ltd.(a)	1,396,500	128,089

Sichuan Languang Justbon Services Group Co. Ltd., Class H*	26,500	182,803

Sime Darby Property Bhd.	178,200	17,149

Sinic Holdings Group Co. Ltd., Class H* ‡ (b)	318,000	—

Sino-Ocean Group Holding Ltd.(a)	1,173,500	77,737

Sinyi Realty, Inc.	125,000	108,814

SK D&D Co. Ltd.	3,408	49,286

SM Prime Holdings, Inc.	215,600	117,194

SOHO China Ltd.*	76,000	11,134

SP Setia Bhd. Group	75,694	7,685

Summarecon Agung Tbk. PT	227,900	8,621

Sunac China Holdings Ltd.* ‡ (a)	145,000	46,530

Sunac Services Holdings Ltd.(a) (b)	352,000	61,881

Supalai PCL, NVDR	23,800	13,132

Talaat Moustafa Group	413,771	141,350

United Development Co. QSC	67,999	26,757

Investments	Shares	Value

Real Estate Management & Development – (continued)

UOA Development Bhd.	21,800	$7,193

WHA Corp. PCL, NVDR	117,490	12,163

Yuexiu Property Co. Ltd.	41,600	35,506

Yungshin Construction & Development Co. Ltd.	28,000	52,051

Zhejiang China Commodities City Group Co. Ltd., Class A	5,500	3,157

Zhongliang Holdings Group Co. Ltd.(b)	236,500	10,243

Zhuguang Holdings Group Co. Ltd.* (a)	100,000	8,153
		6,549,971

Road & Rail – 0.4%

Beijing-Shanghai High Speed Railway Co. Ltd., Class A	59,000	36,054

BTS Group Holdings PCL, NVDR	119,640	26,091

Container Corp. of India Ltd.	4,480	43,189

Daqin Railway Co. Ltd., Class A	40,000	35,130

Localiza Rent a Car SA	12,105	162,730

Movida Participacoes SA	55,396	143,788

Rumo SA	19,600	82,699

SIMPAR SA	116,797	241,062

United International Transportation Co.	996	12,127

Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	5,500	16,896
		799,766

Semiconductors & Semiconductor Equipment – 5.3%

ADATA Technology Co. Ltd.	104,000	173,965

Advanced Wireless Semiconductor Co.	10,000	19,179

Alchip Technologies Ltd.	1,000	20,141

Amazing Microelectronic Corp.	30,000	76,810

Andes Technology Corp.	2,379	27,539

Anpec Electronics Corp.	2,000	6,548

Ardentec Corp.	147,000	190,921

ASE Technology Holding Co. Ltd.	105,000	261,991

ASMedia Technology, Inc.	1,000	18,062

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	273

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

ASPEED Technology, Inc.	1,000	$52,137

Borosil Renewables Ltd.*	20,312	138,321

China Resources Microelectronics Ltd., Class A	1,350	9,370

Chipbond Technology Corp.	21,000	35,454

ChipMOS Technologies, Inc.	24,000	23,648

D&O Green Technologies Bhd.	15,300	12,556

Daqo New Energy Corp., ADR*	1,804	79,358

DB HiTek Co. Ltd.	1,396	43,366

Elan Microelectronics Corp.	4,000	10,080

Elite Semiconductor Microelectronics Technology, Inc.	5,000	9,683

eMemory Technology, Inc.	1,000	33,362

ENNOSTAR, Inc.	7,000	8,929

Eo Technics Co. Ltd.	134	6,133

Episil Technologies, Inc.	6,292	16,988

Etron Technology, Inc.	13,647	14,739

Eugene Technology Co. Ltd.	65	983

Everlight Electronics Co. Ltd.	175,000	186,011

Faraday Technology Corp.	4,000	17,627

Fine Technix Co. Ltd.	5,107	8,461

Fitipower Integrated Technology, Inc.	3,000	9,683

Fittech Co. Ltd.	27,000	66,196

Flat Glass Group Co. Ltd., Class A*	3,600	16,918

Flat Glass Group Co. Ltd., Class H(a)	7,000	16,390

FocalTech Systems Co. Ltd.	90,000	191,326

Formosa Advanced Technologies Co. Ltd.	64,000	74,681

Formosa Sumco Technology Corp.	1,000	4,515

GCL System Integration Technology Co. Ltd., Class A*	25,500	11,425

GemVax & Kael Co. Ltd.*	920	8,009

Genesys Logic, Inc.	3,000	7,765

GigaDevice Semiconductor, Inc., Class A	1,440	16,232

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Global Mixed Mode Technology, Inc.	30,000	$120,102

Global Unichip Corp.	2,000	30,258

Globalwafers Co. Ltd.	4,000	44,503

Greatek Electronics, Inc.	14,000	20,203

HAESUNG DS Co. Ltd.	379	10,111

Hana Materials, Inc.	318	6,842

Hana Micron, Inc.*	871	5,717

Hangzhou First Applied Material Co. Ltd., Class A	2,660	23,347

Hangzhou Silan Microelectronics Co. Ltd., Class A	2,900	12,476

Holtek Semiconductor, Inc.	6,000	12,364

Hua Hong Semiconductor Ltd.* (a) (b)	11,000	25,756

Inari Amertron Bhd.	37,200	19,591

Innox Advanced Materials Co. Ltd.	843	16,186

ITE Technology, Inc.	59,000	108,946

JA Solar Technology Co. Ltd., Class A	3,780	32,369

JCET Group Co. Ltd., Class A	5,300	17,486

Jentech Precision Industrial Co. Ltd.	2,199	23,954

Jusung Engineering Co. Ltd.	14,612	117,454

King Yuan Electronics Co. Ltd.	35,000	35,519

Kinsus Interconnect Technology Corp.	4,000	12,972

LandMark Optoelectronics Corp.	5,000	14,384

LEENO Industrial, Inc.	180	17,287

LONGi Green Energy Technology Co. Ltd., Class A	10,048	66,054

LX Semicon Co. Ltd.	411	23,919

Macronix International Co. Ltd.	48,000	44,391

MediaTek, Inc.	28,000	512,685

Montage Technology Co. Ltd., Class A	3,246	25,235

Nanya Technology Corp.	30,000	50,741

NAURA Technology Group Co. Ltd., Class A	900	32,764

NEPES Corp.*	1,325	16,976

NEXTIN, Inc.	265	9,637

See Accompanying Notes to the Financial Statements.

274	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Novatek Microelectronics Corp.	18,000	$134,626

Nuvoton Technology Corp.	4,000	12,724

Pan Jit International, Inc.	8,000	13,680

Parade Technologies Ltd.	1,400	26,460

Phison Electronics Corp.	6,000	55,024

Pixart Imaging, Inc.	9,000	22,540

Powerchip Semiconductor Manufacturing Corp.	80,000	76,468

Powertech Technology, Inc.	20,000	46,303

Radiant Opto-Electronics Corp.	14,330	43,760

RDC Semiconductor Co. Ltd.*	3,000	12,988

Realtek Semiconductor Corp.	9,070	71,777

RFHIC Corp.	829	12,251

RichWave Technology Corp.	5,072	15,017

S&S Tech Corp.	423	7,379

SDI Corp.	8,000	22,171

Shanghai Fudan Microelectronics Group Co. Ltd., Class A	1,050	13,499

Shanghai Fudan Microelectronics Group Co. Ltd., Class H	4,000	17,325

Sigurd Microelectronics Corp.	147,000	212,134

Silergy Corp.	5,000	58,034

Silicon Integrated Systems Corp.	18,964	8,946

SIMMTECH Co. Ltd.	1,039	25,784

Sino-American Silicon Products, Inc.	18,000	69,268

Sitronix Technology Corp.	4,000	20,545

SK Hynix, Inc.	15,827	918,876

SK Square Co. Ltd.*	1,604	41,608

Sonix Technology Co. Ltd.	66,000	94,117

Sunplus Technology Co. Ltd.	29,000	20,295

Taiwan Mask Corp.	7,000	12,817

Taiwan Semiconductor Co. Ltd.	9,000	20,948

Taiwan Semiconductor Manufacturing Co. Ltd.	325,000	3,933,587

Taiwan Surface Mounting Technology Corp.	5,000	12,709

Taiwan-Asia Semiconductor Corp.	13,000	12,769

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	4,700	$25,436

TES Co. Ltd.	6,243	69,686

Tianshui Huatian Technology Co. Ltd., Class A	10,800	13,051

Tokai Carbon Korea Co. Ltd.	86	6,128

TongFu Microelectronics Co. Ltd., Class A*	4,700	12,126

Topco Scientific Co. Ltd.	64,000	296,935

Trina Solar Co. Ltd., Class A	3,871	35,233

TSE Co. Ltd.	165	4,454

TSEC Corp.*	25,241	26,242

Unigroup Guoxin Microelectronics Co. Ltd., Class A	1,679	37,753

United Microelectronics Corp.*	350,000	424,703

United Renewable Energy Co. Ltd.*	40,574	26,443

UniTest, Inc.*	636	5,693

Vanguard International Semiconductor Corp.	18,000	37,092

Via Technologies, Inc.	90,000	179,036

Visual Photonics Epitaxy Co. Ltd.	10,000	17,938

ViTrox Corp. Bhd.	9,600	14,376

Wafer Works Corp.	11,511	14,254

Will Semiconductor Co. Ltd. Shanghai, Class A	2,025	20,357

Win Semiconductors Corp.	6,961	26,356

Winbond Electronics Corp.	89,000	53,860

WONIK IPS Co. Ltd.	824	15,908

Wonik QnC Corp.	818	13,983

XinTec, Inc.	3,000	8,910

Xinyi Solar Holdings Ltd.	81,343	80,723
		10,968,836

Software – 0.3%

360 Security Technology, Inc., Class A	15,500	15,036

Ahnlab, Inc.	190	8,310

AsiaInfo Technologies Ltd.(b)	21,200	25,333

Beijing Kingsoft Office Software, Inc., Class A	872	34,736

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	275

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Birlasoft Ltd.	9,308	$30,456

Cyient Ltd.	4,410	39,919

Douzone Bizon Co. Ltd.	530	11,348

Hancom, Inc.*	294	2,704

Hundsun Technologies, Inc., Class A	4,550	25,984

Iflytek Co. Ltd., Class A	4,700	22,558

Intellect Design Arena Ltd.	4,762	24,829

Kingdee International Software Group Co. Ltd.*	49,000	80,149

KPIT Technologies Ltd.	6,307	54,039

Linklogis, Inc., Class B* (a) (b)	53,000	18,500

Ming Yuan Cloud Group Holdings Ltd.(a)	11,000	5,059

NavInfo Co. Ltd., Class A	4,700	7,637

Oracle Financial Services Software Ltd.	632	22,240

Route Mobile Ltd.	954	15,098

Shanghai Baosight Software Co. Ltd., Class A	3,510	20,352

Shanghai Baosight Software Co. Ltd., Class B	11,609	34,978

Tanla Platforms Ltd.	1,963	17,597

Tata Elxsi Ltd.	635	53,666

TOTVS SA*	9,900	62,563

Weimob, Inc.* (a) (b)	87,000	30,478

Yonyou Network Technology Co. Ltd., Class A	4,700	15,738
		679,307

Specialty Retail – 1.6%

Abu Dhabi National Oil Co. for Distribution PJSC	48,412	59,443

Ace Hardware Indonesia Tbk. PT	206,000	7,462

Bermaz Auto Bhd.	56,000	23,452

China Meidong Auto Holdings Ltd.(a)	8,000	10,517

China Tourism Group Duty Free Corp. Ltd., Class A	2,500	54,928

China Yongda Automobiles Services Holdings Ltd.	514,500	230,710

Investments	Shares	Value

Specialty Retail – (continued)

Chow Tai Fook Jewellery Group Ltd.	42,600	$72,937

Com7 PCL, NVDR	22,000	17,486

Cuckoo Homesys Co. Ltd.	3,038	61,210

Detsky Mir PJSC‡	258,500	—

Dogan Sirketler Grubu Holding A/S	425,271	136,248

Dogus Otomotiv Servis ve Ticaret A/S	12,557	82,755

EEKA Fashion Holdings Ltd.	98,000	127,340

Foschini Group Ltd. (The)	6,321	39,524

GOME Retail Holdings Ltd.* (a)	383,447	6,252

Grupo SBF SA	5,300	19,130

Home Product Center PCL, NVDR	78,600	30,151

Hotai Motor Co. Ltd.	6,000	108,744

Hotel Shilla Co. Ltd.	470	21,447

Italtile Ltd.	10,931	8,179

Jarir Marketing Co.	839	36,619

JUMBO SA	3,506	49,864

K Car Co. Ltd.	176	1,390

Lojas Renner SA*	16,350	96,282

LOTTE Himart Co. Ltd.	4,108	38,068

M.Video PJSC‡	31,680	—

Motus Holdings Ltd.	68,796	434,619

MR DIY Group M Bhd.(b)	63,600	27,173

Mr Price Group Ltd.	5,194	49,980

Pan German Universal Motors Ltd.	9,000	55,303

Pepkor Holdings Ltd.(b)	25,185	31,068

Pet Center Comercio e Participacoes SA	11,807	19,711

Pop Mart International Group Ltd.(a) (b)	13,000	16,826

PTT Oil & Retail Business PCL, NVDR	54,200	34,320

Shanghai Yuyuan Tourist Mart Group Co. Ltd.	18,800	16,150

Shinsegae International, Inc.	6,517	107,744

Siam Global House PCL, NVDR	38,944	20,567

Super Group Ltd.	142,806	201,883

See Accompanying Notes to the Financial Statements.

276	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

Topsports International Holdings Ltd.(b)	52,000	$26,232

Truworths International Ltd.	162,288	461,497

United Electronics Co.	1,619	32,961

Via S/A*	568,400	339,052

Vibra Energia SA	29,400	102,254

Zhongsheng Group Holdings Ltd.	9,000	34,166
		3,351,644

Technology Hardware, Storage & Peripherals – 4.7%

Acer, Inc.	97,858	67,116

Advantech Co. Ltd.	7,941	72,208

Asia Vital Components Co. Ltd.	8,000	25,324

ASROCK, Inc.	21,000	63,868

Asustek Computer, Inc.	20,000	146,481

AURAS Technology Co. Ltd.	30,000	111,723

Catcher Technology Co. Ltd.	14,000	73,644

Chicony Electronics Co. Ltd.	15,992	39,754

China Greatwall Technology Group Co. Ltd., Class A	5,500	8,402

Clevo Co.	196,000	187,043

Compal Electronics, Inc.	134,000	87,746

CosmoAM&T Co. Ltd.*	450	21,198

Darfon Electronics Corp.	71,000	83,400

Ennoconn Corp.	2,000	11,483

Getac Holdings Corp.	166,000	200,658

Gigabyte Technology Co. Ltd.	18,000	51,672

HTC Corp.*	18,000	28,210

Innodisk Corp.	4,872	24,948

Inventec Corp.	70,000	53,006

Legend Holdings Corp., Class H(b)	234,500	196,864

Lenovo Group Ltd.	196,000	156,803

Lite-On Technology Corp.	72,000	143,006

Micro-Star International Co. Ltd.	21,000	71,363

Mitac Holdings Corp.	33,600	28,259

Multilaser Industrial SA	63,700	63,248

Ninestar Corp., Class A	2,900	22,692

Pegatron Corp.	61,000	111,692

Qisda Corp.	56,000	42,666

Quanta Computer, Inc.	82,000	174,065

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – (continued)

Samsung Electronics Co. Ltd.	152,488	$6,358,796

Samsung Electronics Co. Ltd. (Preference)	24,696	924,074

Shenzhen Transsion Holdings Co. Ltd., Class A	2,200	18,728

Wistron Corp.	98,000	79,227

Wiwynn Corp.	3,000	67,406
		9,816,773

Textiles, Apparel & Luxury Goods – 1.4%

361 Degrees International Ltd.* (a)	366,000	152,464

Aditya Birla Fashion and Retail Ltd.*	6,536	27,943

Aksa Akrilik Kimya Sanayii A/S	49,588	185,659

Alok Industries Ltd.*	23,980	4,490

Alpargatas SA (Preference)	5,500	23,018

ANTA Sports Products Ltd.	19,600	172,284

Arezzo Industria e Comercio SA	1,748	34,812

Bata India Ltd.	848	18,730

Bosideng International Holdings Ltd.(a)	54,000	23,320

COWELL FASHION Co. Ltd.	9,978	35,584

DI Dong Il Corp.	5,194	52,507

Eclat Textile Co. Ltd.	3,698	48,718

F&F Co. Ltd.	275	28,090

Feng TAY Enterprise Co. Ltd.	10,600	52,799

FF Group* ‡	3,536	—

Fila Holdings Corp.	1,167	26,790

Formosa Taffeta Co. Ltd.	49,000	39,005

Fuguiniao Group Ltd.* ‡	334,800	—

Fulgent Sun International Holding Co. Ltd.	4,000	16,945

Garware Technical Fibres Ltd.	450	19,032

Golden Solar New Energy Technology Holdings Ltd.* (a)	42,000	41,947

Grendene SA	8,264	11,434

Grupo de Moda Soma SA	15,900	44,119

Handsome Co. Ltd.	4,851	85,479

Hansae Co. Ltd.	1,281	13,265

Hwaseung Enterprise Co. Ltd.	331	2,050

KPR Mill Ltd.	1,754	11,694

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	277

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – (continued)

Lao Feng Xiang Co. Ltd., Class B	2,500	$7,000

LF Corp.	5,831	60,789

Li Ning Co. Ltd.	39,500	204,297

Makalot Industrial Co. Ltd.	4,334	26,900

Nature Holdings Co. Ltd. (The)	3,211	60,525

Page Industries Ltd.	118	70,946

Paiho Shih Holdings Corp.	49,000	38,321

Pou Chen Corp.	63,000	53,278

Rajesh Exports Ltd.	2,600	21,723

Relaxo Footwears Ltd.	2,248	26,270

Ruentex Industries Ltd.	28,819	49,369

Shenzhou International Group Holdings Ltd.	14,700	101,872

Shinsung Tongsang Co. Ltd.*	15,550	25,763

Tainan Spinning Co. Ltd.	48,555	24,411

Taiwan Paiho Ltd.	100,000	151,447

Texhong Textile Group Ltd.	122,500	78,963

Titan Co. Ltd.	7,301	243,565

Trident Ltd.	22,165	9,439

Vaibhav Global Ltd.	41	174

Vardhman Textiles Ltd.	43,855	178,302

VIP Industries Ltd.	3,025	27,302

Viva China Holdings Ltd.* (a)	1,176,000	146,816

Vivara Participacoes SA	5,300	27,080

Welspun India Ltd.	7,370	6,976

Xtep International Holdings Ltd.(a)	27,500	25,223

Youngone Corp.	890	29,553

Youngone Holdings Co. Ltd.	2,414	91,683
		2,960,165

Thrifts & Mortgage Finance – 0.2%

Aavas Financiers Ltd.*	611	14,901

Can Fin Homes Ltd.	4,876	30,887

IIFL Finance Ltd.	4,595	23,309

Indiabulls Housing Finance Ltd.*	159,152	248,694

LIC Housing Finance Ltd.	10,094	49,423

PNB Housing Finance Ltd.* (b)	10,604	56,365

Sangsangin Co. Ltd.	13,573	61,745
		485,324

Investments	Shares	Value

Tobacco – 0.3%

British American Tobacco Malaysia Bhd.	400	$890

Eastern Co. SAE	27,721	13,648

Gudang Garam Tbk. PT	14,900	23,023

ITC Ltd.	51,107	215,288

KT&G Corp.	3,254	218,616

RLX Technology, Inc., ADR* (a)	29,825	37,281

Smoore International Holdings Ltd.(a) (b)	33,000	35,103
		543,849

Trading Companies & Distributors – 0.4%

Adani Enterprises Ltd.	4,622	186,910

ALAFCO Aviation Lease & Finance Co. KSCP*	3,260	1,768

Armac Locacao Logistica E Servicos SA	5,000	15,361

Barloworld Ltd.	74,284	416,136

BOC Aviation Ltd.(a) (b)	5,100	34,141

Chin Hin Group Bhd.	29,300	17,414

COSCO SHIPPING Development Co. Ltd., Class A	37,600	12,570

COSCO SHIPPING Development Co. Ltd., Class H	62,000	7,187

IndiaMart InterMesh Ltd.(b)	192	10,650

LX International Corp.	800	22,830

Posco International Corp.	1,484	21,513

Realord Group Holdings Ltd.* (a)	12,000	14,079

SK Networks Co. Ltd.	2,415	6,833

Xiamen C & D, Inc., Class A	9,400	15,442
		782,834

Transportation Infrastructure – 1.0%

Adani Ports & Special Economic Zone Ltd.	11,172	111,150

Airports of Thailand PCL*	54,000	104,283

Airports of Thailand PCL, NVDR*	28,900	56,190

Anhui Expressway Co. Ltd., Class H	136,000	86,972

See Accompanying Notes to the Financial Statements.

278	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Transportation Infrastructure – (continued)

Bangkok Expressway & Metro PCL, NVDR	142,000	$35,071

Beijing Capital International Airport Co. Ltd., Class H* (a)	56,000	30,319

CCR SA	19,982	49,353

China Merchants Port Holdings Co. Ltd.	38,410	45,016

COSCO SHIPPING Ports Ltd.	59,348	29,259

EcoRodovias Infraestrutura e Logistica SA*	4,700	4,873

Evergreen International Storage & Transport Corp.	16,000	12,910

GMR Airports Infrastructure Ltd.*	48,418	21,905

Grupo Aeroportuario del Centro Norte SAB de CV	11,981	95,273

Grupo Aeroportuario del Pacifico SAB de CV, Class B	5,736	88,689

Grupo Aeroportuario del Sureste SAB de CV, Class B	3,410	79,662

Guangdong Provincial Expressway Development Co. Ltd., Class B	122,500	78,963

International Container Terminal Services, Inc.	16,170	48,273

Jasa Marga Persero Tbk. PT*	39,723	8,684

Jiangsu Expressway Co. Ltd., Class H	32,000	22,543

Lingkaran Trans Kota Holdings Bhd.	107,100	113,261

Malaysia Airports Holdings Bhd.*	27,900	35,288

Ningbo Zhoushan Port Co. Ltd., Class A	23,500	11,173

Novorossiysk Commercial Sea Port PJSC‡	189,696	—

Promotora y Operadora de Infraestructura SAB de CV	2,160	16,219

Qingdao Port International Co. Ltd., Class H(b)	47,000	19,699

Saudi Ground Services Co.*	4,431	30,660

Shanghai International Airport Co. Ltd., Class A*	3,600	26,329

Investments	Shares	Value

Transportation Infrastructure – (continued)

Shanghai International Port Group Co. Ltd., Class A	56,700	$40,164

Shenzhen International Holdings Ltd.(a)	33,343	22,427

Sichuan Expressway Co. Ltd., Class H	294,000	60,674

Taiwan High Speed Rail Corp.	50,000	43,603

TAV Havalimanlari Holding A/S*	10,176	42,886

Westports Holdings Bhd.	17,500	12,437

Wilson Sons Holdings Brasil SA	79,560	172,091

Yuexiu Transport Infrastructure Ltd.(a)	392,000	153,307

Zhejiang Expressway Co. Ltd., Class H	524,000	325,087
		2,134,693

Water Utilities – 0.6%

Aguas Andinas SA, Class A	1,053,095	222,041

Athens Water Supply & Sewage Co. SA	10,591	75,367

Beijing Enterprises Water Group Ltd.(a)	132,000	27,746

China Water Affairs Group Ltd.(a)	346,000	245,070

Cia de Saneamento Basico do Estado de Sao Paulo*	4,900	56,123

Cia de Saneamento de Minas Gerais-COPASA*	70,639	206,778

Cia de Saneamento do Parana	93,512	341,097

Guangdong Investment Ltd.	40,000	25,223

Luenmei Quantum Co. Ltd., Class A	9,400	8,024

Manila Water Co., Inc.	37,900	10,686

National Central Cooling Co. PJSC	24,552	21,256
		1,239,411

Wireless Telecommunication Services – 1.1%

Advanced Info Service PCL, NVDR	20,300	101,873

America Movil SAB de CV, Series L	558,700	527,766

Axiata Group Bhd.	77,304	46,598

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	279

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Wireless Telecommunication Services – (continued)

Bharti Airtel Ltd.	43,361	$435,823

DiGi.Com Bhd.	63,700	51,062

Empresa Nacional de Telecomunicaciones SA	58,053	181,168

Etihad Etisalat Co.	7,632	74,339

Far EasTone Telecommunications Co. Ltd.	30,000	65,824

Globe Telecom, Inc.	887	35,541

Indosat Tbk. PT	31,800	13,813

Intouch Holdings PCL, NVDR	23,300	44,078

Kuwait Telecommunications Co.	10,890	20,743

Maxis Bhd.	32,900	26,791

Mobile Telecommunications Co. KSCP	30,838	59,635

Mobile Telecommunications Co. Saudi Arabia*	8,508	29,390

Mobile TeleSystems PJSC‡	31,356	—

MTN Group Ltd.	14,210	100,396

PLDT, Inc.	2,735	77,118

Sistema PJSFC* ‡	122,643	—

SK Telecom Co. Ltd.	3,127	109,981

Smartfren Telecom Tbk. PT*	2,936,200	14,683

Taiwan Mobile Co. Ltd.	30,000	88,541

TIM SA*	8,600	21,634

Turkcell Iletisim Hizmetleri A/S	37,864	52,187

Vodacom Group Ltd.	12,005	81,858

Vodafone Idea Ltd.*	97,468	10,067

Vodafone Qatar QSC	105,056	48,291
		2,319,200
Total Common Stocks (Cost $227,162,575)		206,012,330
	Principal Amount

CORPORATE BONDS – 0.0%(d)

Independent Power and Renewable Electricity Producers – 0.0%(d)

NTPC Ltd. Series 54, 8.49%, 3/25/2025 (Cost $—)	INR 49,126	7,923

Investments	Number of Rights	Value

RIGHTS – 0.0%(d)

Airlines – 0.0%(d)

Jeju Air Co. Ltd., expiring 11/4/2022, price 11,250.00 KRW*	860	$59

Banks – 0.0%(d)

Shanghai Comm & Savings Bank Trust Department (The), expiring 11/8/2022, price 37.00 TWD*	9,236	2,694

Food Products – 0.0%

Thai Union Group PCL, expiring 1/31/2023, price 0.25 THB* ‡	2,330	—

Health Care Providers & Services – 0.0%(d)

Fleury SA, expiring 11/21/2022, price 17.27 BRL*	800	198

Independent Power and Renewable Electricity Producers – 0.0%(d)

Omega Energia SA, expiring 11/7/2022, price 16.00 BRL*	1,592	6

Insurance – 0.0%(d)

Mercuries Life Insurance Co. Ltd., expiring 10/28/2022, price 5.20 TWD*	32,545	283

Leisure Products – 0.0%(d)

HLB, Inc., expiring 12/1/2022, price 30,700.00 KRW*	148	1,018

Pharmaceuticals – 0.0%(d)

Oscotec, Inc., expiring 11/7/2022, price 14,750.00 KRW*	306	602
Total Rights (Cost $—)		4,860

See Accompanying Notes to the Financial Statements.

280	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(e) – 1.5%

REPURCHASE AGREEMENTS – 1.5%

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $3,027,949, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $3,049,202 (Cost $3,027,697)	$3,027,697	$3,027,697
Total Investments – 101.0% (Cost $230,190,272)		209,052,810

Liabilities in excess of other assets – (1.0%)		(2,163,897)
NET ASSETS – 100.0%		$206,888,913

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $8,215,520, collateralized in the form of cash with a value of $3,027,697 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $4,107,745 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 10, 2022 – May 15, 2052 and $1,829,206 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from March 8, 2023 – June 30, 2120; a total value of $8,964,648.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $3,027,697.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$34,504,723
Aggregate gross unrealized depreciation	(60,205,659)
Net unrealized depreciation	$(25,700,936)
Federal income tax cost	$234,581,137

Futures Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	43	12/16/2022	USD	$1,835,240	$(177,121)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	281

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2022:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	957,774	Goldman Sachs & Co.	HKD	7,506,137	12/21/2022	$947
USD	283,787	Citibank NA	INR*	22,818,500	12/21/2022	9,288
USD	44,610	Citibank NA	KRW*	61,816,590	12/21/2022	1,168
USD	940,495	Citibank NA	TWD*	29,366,120	12/21/2022	25,217
USD	26,276	JPMorgan Chase Bank	ZAR	470,000	12/21/2022	801
Total unrealized appreciation						$37,421
BRL*	2,030,000	Goldman Sachs & Co.	USD	387,834	12/21/2022	$(5,051)
HKD	3,500,000	Bank of Montreal	USD	446,590	12/21/2022	(435)
INR*	13,970,000	Goldman Sachs & Co.	USD	170,165	12/21/2022	(2,110)
KRW*	180,000,000	BNP Paribas SA	USD	128,459	12/21/2022	(1,964)
TWD*	26,810,000	Citibank NA	USD	851,682	12/21/2022	(16,073)
USD	405,593	Citibank NA	BRL*	2,189,553	12/21/2022	(7,276)
Total unrealized depreciation						$(32,909)
Net unrealized appreciation						$4,512

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

BRL – Brazilian Real

HKD – Hong Kong Dollar

INR – Indian Rupee

KRW – Korean Won

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

282	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Brazil	7.7%
Chile	1.2
China	24.4
Colombia	0.5
Czech Republic	0.1
Egypt	0.3
Greece	0.3
Hungary	0.2
India	13.1
Indonesia	2.5
Kuwait	0.8
Malaysia	2.3
Mexico	2.4
Pakistan	0.6
Peru	0.4
Philippines	0.8
Qatar	1.0
Saudi Arabia	2.7
South Africa	4.2
South Korea	13.7
Taiwan	14.4
Thailand	2.2
Turkey	1.7
United Arab Emirates	2.0
United Kingdom	0.0	†
United States	0.0	†
Other[1]	0.5
	100.0%

†	Amount represents less than 0.05%.
[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.6%
Corporate Bonds	0.0 †
Rights	0.0 †
Securities Lending Reinvestments	1.5
Others(1)	(1.1)
100.0%

†	Amount represents less than 0.05%.
(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	283

Schedule of Investments

FlexShares® US Quality Large Cap Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.5%

Aerospace & Defense – 1.0%

General Dynamics Corp.	1,534	$383,193

Lockheed Martin Corp.	1,652	803,995

Textron, Inc.	472	32,304
		1,219,492

Air Freight & Logistics – 1.5%

Expeditors International of Washington, Inc.	6,254	611,954

United Parcel Service, Inc., Class B	7,788	1,306,593
		1,918,547

Automobiles – 1.7%

Ford Motor Co.	20,178	269,780

Tesla, Inc.*	8,614	1,960,029
		2,229,809

Banks – 4.2%

Bank of America Corp.	26,078	939,851

Citigroup, Inc.	29,854	1,369,104

Citizens Financial Group, Inc.	8,024	328,182

Fifth Third Bancorp	14,042	501,159

JPMorgan Chase & Co.	708	89,123

Wells Fargo & Co.	46,728	2,149,021
		5,376,440

Biotechnology – 2.7%

AbbVie, Inc.	2,124	310,954

Amgen, Inc.	7,670	2,073,584

Gilead Sciences, Inc.	3,422	268,490

Moderna, Inc.* (a)	2,124	319,301

Regeneron Pharmaceuticals, Inc.*	178	133,278

Vertex Pharmaceuticals, Inc.*	944	294,528
		3,400,135

Building Products – 0.4%

Masco Corp.	10,384	480,468

Capital Markets – 1.4%

Ameriprise Financial, Inc.	354	109,429

Bank of New York Mellon Corp. (The)	15,222	640,998

Investments	Shares	Value

Capital Markets – (continued)

Goldman Sachs Group, Inc. (The)	826	$284,565

Morgan Stanley	9,912	814,469
		1,849,461

Chemicals – 1.0%

Celanese Corp.	236	22,684

CF Industries Holdings, Inc.	3,304	351,083

Dow, Inc.	13,334	623,231

LyondellBasell Industries NV, Class A	2,714	207,485

Mosaic Co. (The)	1,534	82,453
		1,286,936

Communications Equipment – 1.5%

Cisco Systems, Inc.	42,480	1,929,866

Consumer Finance – 2.1%

Ally Financial, Inc.	3,894	107,319

American Express Co.	2,832	420,410

Capital One Financial Corp.	7,434	788,153

Discover Financial Services	6,844	714,924

Synchrony Financial	16,402	583,255
		2,614,061

Distributors – 0.1%

Genuine Parts Co.	472	83,950

LKQ Corp.	1,180	65,655
		149,605

Diversified Financial Services – 2.6%

Berkshire Hathaway, Inc., Class B*	9,676	2,855,291

Equitable Holdings, Inc.	14,160	433,579
		3,288,870

Diversified Telecommunication Services – 1.0%

AT&T, Inc.	54,516	993,827

Lumen Technologies, Inc.(a)	22,774	167,616

Verizon Communications, Inc.	4,248	158,748
		1,320,191

Electric Utilities – 1.5%

Evergy, Inc.	944	57,707

Exelon Corp.	18,172	701,257

See Accompanying Notes to the Financial Statements.

284	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Southern Co. (The)	18,408	$1,205,356
		1,964,320

Electrical Equipment – 0.1%

Emerson Electric Co.	1,416	122,626

Entertainment – 1.0%

Activision Blizzard, Inc.	10,148	738,774

Electronic Arts, Inc.	3,422	431,035

Liberty Media Corp-Liberty Formula One, Class C*	826	47,685
		1,217,494

Equity Real Estate Investment Trusts (REITs) – 2.3%

Host Hotels & Resorts, Inc.	38,822	732,959

Iron Mountain, Inc.	13,334	667,633

Mid-America Apartment Communities, Inc.(a)	236	37,158

Public Storage	2,714	840,662

Regency Centers Corp.	590	35,701

Weyerhaeuser Co.(a)	21,594	667,903
		2,982,016

Food & Staples Retailing – 0.6%

Kroger Co. (The)	16,166	764,490

Food Products – 1.1%

Campbell Soup Co.(a)	2,596	137,354

General Mills, Inc.(a)	3,186	259,914

Hershey Co. (The)	1,534	366,273

Kraft Heinz Co. (The)	2,242	86,250

Tyson Foods, Inc., Class A	8,496	580,702
		1,430,493

Health Care Equipment & Supplies – 0.7%

Abbott Laboratories	2,124	210,149

Hologic, Inc.*	5,074	344,017

IDEXX Laboratories, Inc.*	944	339,538
		893,704

Health Care Providers & Services – 4.8%

Cardinal Health, Inc.	4,956	376,160

Centene Corp.*	354	30,136

Investments	Shares	Value

Health Care Providers & Services – (continued)

Cigna Corp.	2,360	$762,422

CVS Health Corp.	8,732	826,920

Elevance Health, Inc.	590	322,594

HCA Healthcare, Inc.	1,770	384,922

Laboratory Corp. of America Holdings	2,714	602,128

McKesson Corp.	2,596	1,010,805

Quest Diagnostics, Inc.	2,360	339,014

UnitedHealth Group, Inc.	2,714	1,506,677
		6,161,778

Hotels, Restaurants & Leisure – 1.2%

Airbnb, Inc., Class A*	3,186	340,615

Booking Holdings, Inc.*	262	489,804

Carnival Corp.* (a)	16,874	152,878

DraftKings, Inc., Class A* (a)	9,322	147,288

Expedia Group, Inc.*	590	55,147

Yum! Brands, Inc.	3,068	362,791
		1,548,523

Household Durables – 0.5%

Lennar Corp., Class A(a)	5,664	457,085

NVR, Inc.*	41	173,748
		630,833

Household Products – 1.9%

Colgate-Palmolive Co.	6,844	505,361

Procter & Gamble Co. (The)	14,396	1,938,709
		2,444,070

Independent Power and Renewable Electricity Producers – 0.5%

AES Corp. (The)(a)	25,842	676,027

Industrial Conglomerates – 0.2%

3M Co.	1,888	237,492

Insurance – 2.9%

Aflac, Inc.	11,564	752,932

Allstate Corp. (The)	5,664	715,080

American International Group, Inc.	14,632	834,024

Arch Capital Group Ltd.*	826	47,495

MetLife, Inc.	12,626	924,350

Prudential Financial, Inc.	4,248	446,847
		3,720,728

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	285

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Interactive Media & Services – 5.7%

Alphabet, Inc., Class A*	34,574	$3,267,589

Alphabet, Inc., Class C*	32,922	3,116,396

Meta Platforms, Inc., Class A*	8,024	747,516

Pinterest, Inc., Class A*	2,714	66,764
		7,198,265

Internet & Direct Marketing Retail – 2.0%

Amazon.com, Inc.*	20,768	2,127,474

eBay, Inc.	11,328	451,308

Etsy, Inc.* (a)	354	33,244
		2,612,026

IT Services – 4.5%

Accenture plc, Class A	4,130	1,172,507

Amdocs Ltd.	472	40,738

Cognizant Technology Solutions Corp., Class A	8,614	536,222

Gartner, Inc.*	2,124	641,278

Jack Henry & Associates, Inc.	2,832	563,738

Mastercard, Inc., Class A	1,534	503,428

Paychex, Inc.	2,006	237,330

Visa, Inc., Class A(a)	10,030	2,077,815
		5,773,056

Life Sciences Tools & Services – 1.4%

Danaher Corp.	472	118,788

Mettler-Toledo International, Inc.*	562	710,891

Thermo Fisher Scientific, Inc.	590	303,242

Waters Corp.*	2,006	600,135
		1,733,056

Machinery – 1.6%

Illinois Tool Works, Inc.(a)	5,546	1,184,237

Parker-Hannifin Corp.	2,596	754,450

Snap-on, Inc.	236	52,404
		1,991,091

Media – 1.4%

Comcast Corp., Class A	18,408	584,270

Interpublic Group of Cos., Inc. (The)	21,712	646,800

Omnicom Group, Inc.	7,788	566,577
		1,797,647

Investments	Shares	Value

Metals & Mining – 1.1%

Freeport-McMoRan, Inc.	10,974	$347,766

Nucor Corp.	3,658	480,588

Steel Dynamics, Inc.	5,664	532,699
		1,361,053

Multiline Retail – 0.7%

Target Corp.	5,310	872,167

Multi-Utilities – 1.0%

DTE Energy Co.	5,546	621,762

Public Service Enterprise Group, Inc.	11,328	635,161
		1,256,923

Oil, Gas & Consumable Fuels – 4.0%

Antero Resources Corp.* (a)	8,142	298,486

Continental Resources, Inc.(a)	4,484	331,682

EQT Corp.	1,770	74,057

Exxon Mobil Corp.	6,962	771,459

Marathon Oil Corp.	22,538	686,282

Marathon Petroleum Corp.	9,794	1,112,794

Occidental Petroleum Corp.(a)	16,992	1,233,619

Valero Energy Corp.	4,484	562,966
		5,071,345

Pharmaceuticals – 6.6%

Bristol-Myers Squibb Co.	16,992	1,316,370

Eli Lilly & Co.	5,546	2,008,151

Johnson & Johnson	18,644	3,243,497

Pfizer, Inc.	39,176	1,823,643
		8,391,661

Professional Services – 0.1%

Booz Allen Hamilton Holding Corp.	1,180	128,443

Real Estate Management & Development – 0.5%

CBRE Group, Inc., Class A*	8,260	585,964

Road & Rail – 0.5%

Old Dominion Freight Line, Inc.(a)	2,242	615,653

Semiconductors & Semiconductor Equipment – 5.3%

Advanced Micro Devices, Inc.*	2,006	120,480

Applied Materials, Inc.	6,490	573,002

See Accompanying Notes to the Financial Statements.

286	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Broadcom, Inc.	1,770	$832,113

KLA Corp.	1,888	597,458

Lam Research Corp.	2,006	811,989

Microchip Technology, Inc.	6,372	393,407

Micron Technology, Inc.	2,360	127,676

NVIDIA Corp.	6,490	875,955

QUALCOMM, Inc.	3,776	444,284

Texas Instruments, Inc.	12,154	1,952,297
		6,728,661

Software – 8.7%

Adobe, Inc.*	3,186	1,014,741

Autodesk, Inc.*	118	25,287

Cadence Design Systems, Inc.*	118	17,864

Check Point Software Technologies Ltd.*	5,900	762,457

Fair Isaac Corp.* (a)	708	339,019

Fortinet, Inc.*	10,266	586,804

Intuit, Inc.	3,068	1,311,570

Microsoft Corp.	21,830	5,067,398

Oracle Corp.	22,538	1,759,542

Roper Technologies, Inc.	118	48,916

Zoom Video Communications, Inc., Class A*	1,416	118,151
		11,051,749

Specialty Retail – 2.8%

AutoZone, Inc.*	354	896,640

Best Buy Co., Inc.	4,130	282,533

Home Depot, Inc. (The)	3,776	1,118,187

Lowe’s Cos., Inc.	4,366	851,152

O’Reilly Automotive, Inc.*	354	296,358

Ulta Beauty, Inc.*	354	148,457
		3,593,327

Technology Hardware, Storage & Peripherals – 8.6%

Apple, Inc.	67,968	10,422,213

HP, Inc.	14,750	407,395

NetApp, Inc.	1,298	89,913

Seagate Technology Holdings plc	826	41,019
		10,960,540

Investments	Shares	Value

Tobacco – 0.8%

Altria Group, Inc.	4,720	$218,394

Philip Morris International, Inc.	8,968	823,711
		1,042,105

Trading Companies & Distributors – 0.7%

United Rentals, Inc.* (a)	1,180	372,538

WW Grainger, Inc.	784	458,130
		830,668
Total Common Stocks (Cost $126,865,011)		125,453,875
	Principal Amount

SECURITIES LENDING REINVESTMENTS(b) – 0.2%

REPURCHASE AGREEMENTS – 0.2%

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $264,487, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $266,344 (Cost $264,465)	$264,465	264,465
Total Investments – 98.7% (Cost $127,129,476)		125,718,340

Other assets less liabilities – 1.3%		1,631,500
NET ASSETS – 100.0%		$127,349,840

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $7,725,995, collateralized in the form of cash with a value of $264,465 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $7,671,021 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from November 15, 2022 – May 15, 2052; a total value of $7,935,486.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $264,465.

Percentages shown are based on Net Assets.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	287

FlexShares® US Quality Large Cap Index Fund (cont.)

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,528,706
Aggregate gross unrealized depreciation	(11,003,223)
Net unrealized depreciation	$(1,474,517)
Federal income tax cost	$127,144,601

Futures Contracts

FlexShares® US Quality Large Cap Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
S&P 500 E-Mini Index	7	12/16/2022	USD	$1,359,050	$(58,578)
S&P 500 Micro E-Mini Index	27	12/16/2022	USD	524,205	10,322
					$(48,256)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD — US Dollar

Security Type	% of Net Assets
Common Stocks	98.5%
Securities Lending Reinvestments	0.2
Others(1)	1.3
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

288	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® US ESG Select Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.3%

Aerospace & Defense – 0.1%

Howmet Aerospace, Inc.(a)	5,032	$178,888

Air Freight & Logistics – 0.2%

FedEx Corp.	2,294	367,682

Airlines – 0.1%

American Airlines Group, Inc.* (a)	2,442	34,627

Delta Air Lines, Inc.*	2,886	97,922

Southwest Airlines Co.*	1,776	64,558
		197,107

Auto Components – 0.1%

Aptiv plc*	1,110	101,088

Automobiles – 3.0%

General Motors Co.	16,428	644,799

Tesla, Inc.*	19,758	4,495,735
		5,140,534

Banks – 5.2%

Bank of America Corp.	80,216	2,890,984

Citigroup, Inc.	22,052	1,011,305

Fifth Third Bancorp	5,994	213,926

Huntington Bancshares, Inc.(a)	16,946	257,240

JPMorgan Chase & Co.	33,152	4,173,174

KeyCorp	9,694	173,232

Regions Financial Corp.	6,660	146,187
		8,866,048

Beverages – 0.6%

Coca-Cola Co. (The)	15,022	899,067

Keurig Dr Pepper, Inc.(a)	3,182	123,589
		1,022,656

Biotechnology – 2.1%

AbbVie, Inc.	6,734	985,858

Amgen, Inc.	3,034	820,242

Biogen, Inc.*	592	167,796

Gilead Sciences, Inc.	6,882	539,962

Regeneron Pharmaceuticals, Inc.*	444	332,445

Vertex Pharmaceuticals, Inc.*	2,442	761,904
		3,608,207

Investments	Shares	Value

Building Products – 0.3%

Allegion plc	148	$15,506

Johnson Controls International plc	2,442	141,245

Trane Technologies plc	2,664	425,255
		582,006

Capital Markets – 3.6%

Bank of New York Mellon Corp. (The)	7,104	299,150

BlackRock, Inc.	1,702	1,099,339

Blackstone, Inc., Class A	2,516	229,308

Goldman Sachs Group, Inc. (The)	3,922	1,351,168

Moody’s Corp.	1,554	411,608

Morgan Stanley	12,876	1,058,021

MSCI, Inc.	740	346,956

Nasdaq, Inc.	3,922	244,105

S&P Global, Inc.	3,108	998,445

State Street Corp.	2,590	191,660
		6,229,760

Chemicals – 0.9%

Air Products and Chemicals, Inc.	1,258	315,003

DuPont de Nemours, Inc.(a)	3,996	228,571

Eastman Chemical Co.	296	22,736

Ecolab, Inc.	2,220	348,696

PPG Industries, Inc.	1,850	211,233

Sherwin-Williams Co. (The)	1,776	399,653
		1,525,892

Commercial Services & Supplies – 0.3%

Cintas Corp.	962	411,303

Republic Services, Inc.	888	117,767
		529,070

Communications Equipment – 1.0%

Cisco Systems, Inc.	38,998	1,771,679

Consumer Finance – 0.2%

Capital One Financial Corp.	3,700	392,274

Containers & Packaging – 0.3%

Amcor plc	15,540	179,953

Ball Corp.(a)	3,626	179,088

Westrock Co.	2,664	90,736
		449,777

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	289

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Distributors – 0.1%

LKQ Corp.	1,702	$94,699

Diversified Financial Services – 2.7%

Apollo Global Management, Inc.(a)	5,180	286,765

Berkshire Hathaway, Inc., Class B*	14,504	4,279,985
		4,566,750

Diversified Telecommunication Services – 0.9%

Lumen Technologies, Inc.(a)	1,702	12,527

Verizon Communications, Inc.	39,812	1,487,774
		1,500,301

Electric Utilities – 0.1%

Entergy Corp.	1,110	118,925

Evergy, Inc.	1,184	72,378
		191,303

Electrical Equipment – 0.6%

Eaton Corp. plc	3,848	577,470

Emerson Electric Co.	3,182	275,561

Rockwell Automation, Inc.(a)	814	207,814
		1,060,845

Electronic Equipment, Instruments & Components – 0.5%

Amphenol Corp., Class A	4,292	325,463

Corning, Inc.(a)	5,994	192,827

Keysight Technologies, Inc.*	1,406	244,855

TE Connectivity Ltd.	1,110	135,675
		898,820

Energy Equipment & Services – 0.7%

Baker Hughes Co.(a)	7,696	212,871

Halliburton Co.	3,478	126,669

Schlumberger NV	15,836	823,947
		1,163,487

Entertainment – 1.2%

Activision Blizzard, Inc.	2,664	193,939

Walt Disney Co. (The)*	17,242	1,836,963
		2,030,902

Equity Real Estate Investment Trusts (REITs) – 1.6%

Alexandria Real Estate Equities, Inc.	592	86,018

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

AvalonBay Communities, Inc.	1,554	$272,136

Boston Properties, Inc.	1,406	102,216

Camden Property Trust	666	76,956

Digital Realty Trust, Inc.	1,110	111,278

Equity Residential	1,924	121,250

Essex Property Trust, Inc.	370	82,229

Healthpeak Properties, Inc.	6,438	152,774

Host Hotels & Resorts, Inc.	4,144	78,239

Iron Mountain, Inc.	2,146	107,450

Kimco Realty Corp.(a)	3,848	82,270

Prologis, Inc.	2,886	319,625

Realty Income Corp.(a)	6,882	428,542

Simon Property Group, Inc.	1,110	120,968

Sun Communities, Inc.	962	129,726

Ventas, Inc.	3,848	150,572

Welltower, Inc.(a)	5,180	316,187
		2,738,436

Food & Staples Retailing – 1.5%

Kroger Co. (The)	3,404	160,975

Walgreens Boots Alliance, Inc.	2,220	81,030

Walmart, Inc.	16,428	2,338,197
		2,580,202

Food Products – 0.3%

Bunge Ltd.	444	43,823

Darling Ingredients, Inc.*	814	63,883

General Mills, Inc.	2,442	199,218

Hershey Co. (The)	518	123,683

Kellogg Co.	1,406	108,009
		538,616

Health Care Equipment & Supplies – 2.6%

Baxter International, Inc.	3,848	209,139

Becton Dickinson and Co.	2,146	506,392

Boston Scientific Corp.*	10,730	462,570

Cooper Cos., Inc. (The)	296	80,923

Dexcom, Inc.*	2,368	286,007

Edwards Lifesciences Corp.*	5,846	423,426

Hologic, Inc.*	2,146	145,499

Intuitive Surgical, Inc.*	3,404	838,984

Medtronic plc	4,810	420,105

Stryker Corp.	3,848	882,115

See Accompanying Notes to the Financial Statements.

290	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS — (continued)

Health Care Equipment & Supplies – (continued)

Zimmer Biomet Holdings, Inc.	1,628	$184,534
		4,439,694

Health Care Providers & Services – 3.7%

Cigna Corp.	1,184	382,503

Elevance Health, Inc.	2,738	1,497,056

Humana, Inc.	740	412,979

Quest Diagnostics, Inc.	666	95,671

UnitedHealth Group, Inc.	7,030	3,902,705
		6,290,914

Hotels, Restaurants & Leisure – 2.7%

Booking Holdings, Inc.*	370	691,708

Caesars Entertainment, Inc.*	1,480	64,720

Carnival Corp.* (a)	7,104	64,362

Chipotle Mexican Grill, Inc.*	222	332,629

Domino’s Pizza, Inc.	370	122,929

Hilton Worldwide Holdings, Inc.	2,590	350,323

Las Vegas Sands Corp.* (a)	1,924	73,131

Marriott International, Inc., Class A	2,738	438,381

McDonald’s Corp.	4,144	1,129,903

MGM Resorts International	2,738	97,391

Royal Caribbean Cruises Ltd.* (a)	962	51,352

Starbucks Corp.	8,510	736,881

Yum China Holdings, Inc.	3,182	131,576

Yum! Brands, Inc.	2,664	315,018
		4,600,304

Household Durables – 0.0%(b)

Whirlpool Corp.(a)	296	40,919

Household Products – 0.2%

Clorox Co. (The)(a)	370	54,035

Colgate-Palmolive Co.	2,960	218,566

Kimberly-Clark Corp.	1,258	156,571
		429,172

Industrial Conglomerates – 0.9%

3M Co.	5,254	660,901

General Electric Co.	12,506	973,092
		1,633,993

Investments	Shares	Value

Insurance – 2.3%

Aflac, Inc.	6,734	$438,451

American International Group, Inc.	4,662	265,734

Aon plc, Class A	1,480	416,605

Arch Capital Group Ltd.*	1,924	110,630

Chubb Ltd.	2,294	492,958

Hartford Financial Services Group, Inc. (The)	2,220	160,750

Marsh & McLennan Cos., Inc.	3,774	609,463

MetLife, Inc.	6,586	482,161

Principal Financial Group, Inc.(a)	2,886	254,343

Progressive Corp. (The)	4,292	551,093

Willis Towers Watson plc	1,036	226,066
		4,008,254

Interactive Media & Services – 3.4%

Alphabet, Inc., Class C*	35,520	3,362,323

Meta Platforms, Inc., Class A*	25,752	2,399,056

Snap, Inc., Class A*	10,878	107,801
		5,869,180

Internet & Direct Marketing Retail – 4.2%

Amazon.com, Inc.*	67,636	6,928,632

eBay, Inc.	5,402	215,215

Etsy, Inc.* (a)	1,480	138,987
		7,282,834

IT Services – 4.9%

Accenture plc, Class A	7,548	2,142,877

Automatic Data Processing, Inc.	4,736	1,144,691

Block, Inc., Class A*	1,776	106,684

Broadridge Financial Solutions, Inc.	444	66,627

Cognizant Technology Solutions Corp., Class A	5,994	373,127

Gartner, Inc.*	740	223,421

International Business Machines Corp.	10,212	1,412,217

Mastercard, Inc., Class A	6,364	2,088,538

PayPal Holdings, Inc.*	10,730	896,813
		8,454,995

Leisure Products – 0.0%(b)

Hasbro, Inc.	1,036	67,599

Life Sciences Tools & Services – 1.9%

Agilent Technologies, Inc.	1,776	245,709

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	291

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS — (continued)

Life Sciences Tools & Services – (continued)

Avantor, Inc.*	2,812	$56,718

Bio-Rad Laboratories, Inc., Class A*	148	52,053

Charles River Laboratories International, Inc.*	222	47,119

Danaher Corp.	5,106	1,285,027

Illumina, Inc.* (a)	1,110	253,990

IQVIA Holdings, Inc.*	740	155,156

Mettler-Toledo International, Inc.*	148	187,210

PerkinElmer, Inc.	740	98,849

Thermo Fisher Scientific, Inc.	1,480	760,676

Waters Corp.*	222	66,416

West Pharmaceutical Services, Inc.	370	85,137
		3,294,060

Machinery – 1.9%

Caterpillar, Inc.	3,996	864,974

Cummins, Inc.	1,332	325,687

Deere & Co.	2,294	908,011

Dover Corp.	444	58,027

Fortive Corp.	3,478	222,244

Ingersoll Rand, Inc.	2,516	127,058

Otis Worldwide Corp.	4,070	287,505

Parker-Hannifin Corp.(a)	666	193,553

Stanley Black & Decker, Inc.	1,776	139,398

Xylem, Inc.	1,406	144,017
		3,270,474

Media – 0.6%

Comcast Corp., Class A	25,160	798,578

Interpublic Group of Cos., Inc. (The)	3,848	114,632

Omnicom Group, Inc.(a)	1,998	145,355

Paramount Global, Class B(a)	3,034	55,583
		1,114,148

Metals & Mining – 0.6%

Alcoa Corp.	296	11,553

Freeport-McMoRan, Inc.	11,100	351,759

Newmont Corp.	7,548	319,431

Nucor Corp.	2,072	272,220
		954,963

Investments	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) – 0.0%(b)

Annaly Capital Management, Inc.	1,628	$30,199

Multiline Retail – 0.4%

Dollar Tree, Inc.* (a)	1,258	199,393

Target Corp.	3,404	559,107
		758,500

Multi-Utilities – 0.2%

CMS Energy Corp.	1,554	88,656

Sempra Energy	1,258	189,882
		278,538

Oil, Gas & Consumable Fuels – 7.1%

APA Corp.	2,442	111,013

Chesapeake Energy Corp.	444	45,408

Chevron Corp.(a)	20,350	3,681,315

ConocoPhillips	7,400	933,066

Devon Energy Corp.	3,626	280,471

Diamondback Energy, Inc.(a)	962	151,140

EOG Resources, Inc.	2,294	313,177

EQT Corp.	1,406	58,827

Exxon Mobil Corp.	46,916	5,198,762

Hess Corp.	962	135,719

Occidental Petroleum Corp.(a)	2,812	204,151

Ovintiv, Inc.	1,406	71,214

Phillips 66(a)	5,476	571,092

Valero Energy Corp.(a)	2,960	371,628
		12,126,983

Personal Products – 0.3%

Estee Lauder Cos., Inc. (The), Class A	2,220	445,088

Pharmaceuticals – 8.5%

Bristol-Myers Squibb Co.	20,128	1,559,316

Eli Lilly & Co.	7,178	2,599,082

Johnson & Johnson	29,600	5,149,512

Merck & Co., Inc.	28,490	2,883,188

Pfizer, Inc.	52,466	2,442,292
		14,633,390

Professional Services – 0.3%

Booz Allen Hamilton Holding Corp.	1,480	161,098

Verisk Analytics, Inc.	1,776	324,706
		485,804

See Accompanying Notes to the Financial Statements.

292	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS — (continued)

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	3,626	$257,228

Road & Rail – 0.9%

JB Hunt Transport Services, Inc.	296	50,637

Uber Technologies, Inc.*	18,574	493,511

Union Pacific Corp.	4,662	919,067
		1,463,215

Semiconductors & Semiconductor Equipment – 5.1%

Advanced Micro Devices, Inc.*	8,954	537,777

Analog Devices, Inc.	3,996	569,910

Applied Materials, Inc.	8,362	738,281

Intel Corp.	38,998	1,108,713

Lam Research Corp.	1,258	509,213

Microchip Technology, Inc.	3,922	242,144

Micron Technology, Inc.	10,508	568,483

NVIDIA Corp.	13,986	1,887,691

Qorvo, Inc.*	592	50,959

QUALCOMM, Inc.	8,510	1,001,287

Skyworks Solutions, Inc.	1,036	89,106

Teradyne, Inc.	444	36,119

Texas Instruments, Inc.	8,584	1,378,848

Wolfspeed, Inc.* (a)	518	40,793
		8,759,324

Software – 8.5%

Adobe, Inc.*	4,440	1,414,140

Autodesk, Inc.*	2,442	523,321

Cadence Design Systems, Inc.*	1,110	168,043

Check Point Software Technologies Ltd.*	370	47,815

Crowdstrike Holdings, Inc., Class A*	1,258	202,790

DocuSign, Inc.*	1,998	96,503

Fortinet, Inc.*	6,216	355,307

Intuit, Inc.	2,146	917,415

Microsoft Corp.	33,966	7,884,528

NortonLifeLock, Inc.	2,146	48,349

Oracle Corp.	8,806	687,484

Palo Alto Networks, Inc.*	2,146	368,232

Salesforce, Inc.*	5,550	902,375

ServiceNow, Inc.*	1,110	467,021

Splunk, Inc.*	1,184	98,402

Investments	Shares	Value

Software – (continued)

Synopsys, Inc.*	1,184	$346,379

Zendesk, Inc.*	962	73,776
		14,601,880

Specialty Retail – 2.9%

AutoZone, Inc.*	148	374,866

Best Buy Co., Inc.	2,368	161,995

Home Depot, Inc. (The)	5,846	1,731,176

Lowe’s Cos., Inc.	4,736	923,283

Ross Stores, Inc.	3,330	318,648

TJX Cos., Inc. (The)	13,246	955,036

Tractor Supply Co.	1,258	276,471

Ulta Beauty, Inc.*	296	124,133

Williams-Sonoma, Inc.	814	100,798
		4,966,406

Technology Hardware, Storage & Peripherals – 5.6%

Apple, Inc.	56,980	8,737,313

Dell Technologies, Inc., Class C	1,110	42,624

Hewlett Packard Enterprise Co.	15,984	228,092

HP, Inc.	10,360	286,143

NetApp, Inc.	1,850	128,149

Seagate Technology Holdings plc	592	29,399

Western Digital Corp.* (a)	3,108	106,822
		9,558,542

Textiles, Apparel & Luxury Goods – 0.8%

Lululemon Athletica, Inc.* (a)	1,406	462,630

NIKE, Inc., Class B	9,546	884,724

VF Corp.	3,848	108,706
		1,456,060

Tobacco – 0.2%

Altria Group, Inc.	6,808	315,006

Trading Companies & Distributors – 0.2%

United Rentals, Inc.* (a)	370	116,813

WW Grainger, Inc.	296	172,967
		289,780

Water Utilities – 0.1%

American Water Works Co., Inc.	1,702	247,369
Total Common Stocks (Cost $169,811,069)		170,751,844

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	293

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(c) – 0.1%

REPURCHASE AGREEMENTS – 0.1%

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $225,712, collateralized by various U.S. Treasury Securities, ranging from 0.75% –5.50%, maturing 7/15/2028 –1/15/2029; total market value $227,296 (Cost $225,693)	$225,693	$225,693
Total Investments – 99.4% (Cost $170,036,762)		170,977,537

Other assets less liabilities – 0.6%		1,002,389
NET ASSETS – 100.0%		$171,979,926

*	Non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $9,174,813, collateralized in the form of cash with a value of
$225,693 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $9,139,258 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 15, 2022 – May 15, 2052 and $2,503 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from July 15, 2023 – June 30, 2120; a total value of $9,367,454.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $225,693.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,039,041
Aggregate gross unrealized depreciation	(19,109,350)
Net unrealized appreciation	$929,691
Federal income tax cost	$170,011,778

Investment in a company which was affiliated for the period ended October 31, 2022, was as follows:

Security	Value October 31, 2021	Purchases at Cost	Sales Proceeds	Shares October 31, 2022	Value October 31, 2022	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
Northern Trust Corp.	$—	$129,215	$104,816	—	$—	$—	$1,575	$(24,399)

Futures Contracts

FlexShares® STOXX® US ESG Select Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	6	12/16/2022	USD	$1,164,900	$(36,068)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

294	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Security Type	% of Net Assets
Common Stocks	99.3%
Securities Lending Reinvestments	0.1
Others(1)	0.6
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	295

Schedule of Investments

FlexShares® STOXX® Global ESG Select Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.3%

Aerospace & Defense – 0.1%

Howmet Aerospace, Inc.	1,850	$65,767

Kongsberg Gruppen ASA	300	10,751

MTU Aero Engines AG	175	31,349

QinetiQ Group plc	2,350	9,724

Rheinmetall AG	200	32,517

Saab AB, Class B	375	13,242

Singapore Technologies Engineering Ltd.	17,500	40,810
		204,160

Air Freight & Logistics – 0.3%

Deutsche Post AG (Registered)	3,300	117,122

DSV A/S	950	128,642

FedEx Corp.(a)	725	116,203

International Distributions Services plc	3,375	7,861
		369,828

Airlines – 0.1%

ANA Holdings, Inc.*	2,500	48,626

International Consolidated Airlines Group SA* (a)	17,750	24,843

Qantas Airways Ltd.*	13,750	51,348

Singapore Airlines Ltd.*	5,000	18,585
		143,402

Auto Components – 0.3%

Bridgestone Corp.	5,000	180,375

Cie Generale des Etablissements Michelin SCA	5,050	128,822

Continental AG	275	14,264

Denso Corp.	2,500	124,298

Faurecia SE*	600	8,966

Sumitomo Electric Industries Ltd.	2,500	26,138

Valeo	1,025	16,908
		499,771

Automobiles – 1.9%

Bayerische Motoren Werke AG	2,375	186,660

Ferrari NV	550	108,447

General Motors Co.	10,700	419,975

Investments	Shares	Value

Automobiles – (continued)

Honda Motor Co. Ltd.	10,000	$226,932

Isuzu Motors Ltd.	2,500	29,333

Mazda Motor Corp.	2,500	16,870

Mercedes-Benz Group AG	5,550	321,441

Mitsubishi Motors Corp.*	5,000	16,820

Nissan Motor Co. Ltd.	15,000	47,876

Renault SA*	1,150	35,428

Stellantis NV	13,275	179,224

Subaru Corp.	2,500	38,946

Suzuki Motor Corp.	2,500	84,435

Toyota Motor Corp.	57,500	796,725

Volkswagen AG (Preference)	1,225	156,596

Yamaha Motor Co. Ltd.	2,500	51,636
		2,717,344

Banks – 8.4%

Australia & New Zealand Banking Group Ltd.	18,275	298,693

Banco Bilbao Vizcaya Argentaria SA(a)	35,625	183,409

Banco BPM SpA	10,575	31,993

Banco de Sabadell SA	23,675	18,616

Banco Santander SA(a)	118,800	307,865

Bank of America Corp.	31,525	1,136,161

Bank of Ireland Group plc	7,000	50,477

Bank of Montreal	3,200	294,394

Bank of Nova Scotia (The)	4,350	209,998

Bankinter SA(a)	4,350	26,295

Barclays plc	70,000	119,086

BAWAG Group AG* (b)	550	26,593

CaixaBank SA	13,050	43,247

Canadian Imperial Bank of Commerce	5,525	250,601

Citigroup, Inc.	14,375	659,237

Commerzbank AG*	3,575	28,606

Commonwealth Bank of Australia(a)	11,825	791,537

Danske Bank A/S	4,225	68,205

DBS Group Holdings Ltd.	7,500	181,259

Fifth Third Bancorp	2,150	76,733

Hang Seng Bank Ltd.	5,000	70,383

HSBC Holdings plc	108,750	560,061

See Accompanying Notes to the Financial Statements.

296	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Huntington Bancshares, Inc.(a)	6,650	$100,947

ING Groep NV	9,650	94,937

Intesa Sanpaolo SpA	130,175	248,182

JPMorgan Chase & Co.	25,925	3,263,439

KBC Group NV	925	46,351

KeyCorp	3,075	54,950

Lloyds Banking Group plc	377,775	182,767

Mediobanca Banca di Credito Finanziario SpA	4,375	39,660

Mitsubishi UFJ Financial Group, Inc.	82,500	388,258

National Australia Bank Ltd.	7,625	158,074

National Bank of Canada	825	56,103

NatWest Group plc	25,825	69,815

Nordea Bank Abp	23,650	226,171

Oversea-Chinese Banking Corp. Ltd.	20,000	171,437

Royal Bank of Canada	6,625	612,207

Skandinaviska Enskilda Banken AB, Class A	10,575	111,488

Societe Generale SA	5,650	129,693

Standard Chartered plc	11,400	68,278

Svenska Handelsbanken AB, Class A	11,200	104,039

Swedbank AB, Class A	4,825	71,892

Toronto-Dominion Bank (The)	6,400	409,088

Virgin Money UK plc	7,550	11,831

Westpac Banking Corp.	20,275	312,582
		12,365,638

Beverages – 1.6%

Anheuser-Busch InBev SA/NV	4,325	216,295

Britvic plc	2,425	20,312

Budweiser Brewing Co. APAC Ltd.(b)	7,500	15,784

Carlsberg A/S, Class B	375	44,208

Coca-Cola Co. (The)	17,200	1,029,420

Coca-Cola HBC AG	800	17,524

Davide Campari-Milano NV	1,475	13,257

Diageo plc	10,250	424,612

Heineken Holding NV	500	34,147

Heineken NV	1,225	102,428

Investments	Shares	Value

Beverages – (continued)

Keurig Dr Pepper, Inc.	3,725	$144,679

Kirin Holdings Co. Ltd.	2,500	36,827

Pernod Ricard SA	1,325	232,709

Remy Cointreau SA	125	19,162

Royal Unibrew A/S	125	7,141
		2,358,505

Biotechnology – 0.5%

Gilead Sciences, Inc.	3,675	288,340

Grifols SA* (a)	625	5,316

Swedish Orphan Biovitrum AB*	1,350	24,837

Vertex Pharmaceuticals, Inc.*	1,500	468,000
		786,493

Building Products – 0.5%

AGC, Inc.	2,500	78,464

Assa Abloy AB, Class B	7,300	147,315

Belimo Holding AG (Registered)	50	20,385

Cie de Saint-Gobain	2,425	99,225

Daikin Industries Ltd.	1,100	165,664

Fletcher Building Ltd.	3,425	10,227

Lixil Corp.	2,500	37,861

Nibe Industrier AB, Class B(a)	3,550	28,303

Reliance Worldwide Corp. Ltd.(a)	5,025	10,315

ROCKWOOL A/S, Class B	75	14,935

Trane Technologies plc	900	143,667
		756,361

Capital Markets – 2.3%

3i Group plc	1,350	18,038

abrdn plc	7,000	12,815

Allfunds Group plc	2,025	12,779

BlackRock, Inc.	1,075	694,353

Credit Suisse Group AG (Registered)	9,225	38,071

Daiwa Securities Group, Inc.	17,500	68,288

Deutsche Boerse AG	400	65,093

Euronext NV(b)	450	28,598

Goldman Sachs Group, Inc. (The)	2,000	689,020

Hong Kong Exchanges & Clearing Ltd.	7,500	199,685

IG Group Holdings plc	1,300	11,907

Intermediate Capital Group plc	200	2,445

Julius Baer Group Ltd.	1,100	52,727

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	297

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

London Stock Exchange Group plc	1,900	$165,511

Macquarie Group Ltd.	2,600	281,806

Man Group plc	2,625	6,549

Morgan Stanley	4,000	328,680

MSCI, Inc.	225	105,493

Nasdaq, Inc.	1,475	91,804

S&P Global, Inc.	1,075	345,344

St James’s Place plc	2,475	30,348

UBS Group AG (Registered)	11,175	177,438
		3,426,792

Chemicals – 0.9%

Air Liquide SA	1,750	228,828

Akzo Nobel NV	500	30,856

Arkema SA	300	23,756

Chr Hansen Holding A/S	400	22,218

Covestro AG(b)	1,025	34,890

Croda International plc	600	46,699

Ecolab, Inc.	875	137,436

Givaudan SA (Registered)	25	74,694

Hexpol AB	2,200	21,700

Incitec Pivot Ltd.	11,750	28,176

Kansai Paint Co. Ltd.	2,500	32,630

Koninklijke DSM NV	1,300	153,283

LANXESS AG	300	10,155

Mitsubishi Chemical Group Corp.	7,500	33,914

Novozymes A/S, Class B	1,300	68,292

OCI NV	425	16,264

Orica Ltd.(a)	2,300	20,414

Sherwin-Williams Co. (The)	725	163,147

Solvay SA	275	24,799

Victrex plc	825	15,701

Wacker Chemie AG	75	8,740

Yara International ASA	1,075	47,976
		1,244,568

Commercial Services & Supplies – 0.3%

Cintas Corp.	675	288,596

Elis SA	625	7,172

ISS A/S*	1,050	19,278

Rentokil Initial plc	8,750	54,845

Serco Group plc	6,800	12,793

Investments	Shares	Value

Commercial Services & Supplies – (continued)

SPIE SA	825	$19,308
		401,992

Communications Equipment – 0.5%

Cisco Systems, Inc.	12,250	556,517

Nokia OYJ(a)	25,100	111,808
		668,325

Construction & Engineering – 0.5%

Arcadis NV	550	18,689

Balfour Beatty plc	1,925	6,618

Bouygues SA	1,425	40,675

Eiffage SA	525	47,499

Ferrovial SA	2,800	68,382

Kajima Corp.	2,500	23,564

Obayashi Corp.	5,000	32,126

Shimizu Corp.	2,500	12,497

Skanska AB, Class B	3,350	52,082

Sweco AB, Class B	1,400	10,515

Vinci SA	3,675	338,447

WSP Global, Inc.	250	30,688
		681,782

Construction Materials – 0.2%

CRH plc	2,200	79,321

Holcim AG*	3,275	148,836

Wienerberger AG	925	21,155
		249,312

Consumer Finance – 0.1%

Capital One Financial Corp.	1,200	127,224

Marui Group Co. Ltd.	2,500	41,276
		168,500

Containers & Packaging – 0.2%

Amcor plc	11,200	129,696

Ball Corp.(a)	1,400	69,146

Billerud AB	1,125	14,518

DS Smith plc	6,375	21,300

Huhtamaki OYJ	525	18,861

Orora Ltd.	4,700	9,106

SIG Group AG*	850	16,342

Smurfit Kappa Group plc	1,575	52,195

See Accompanying Notes to the Financial Statements.

298	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Containers & Packaging – (continued)

Westrock Co.	800	$27,248
		358,412

Distributors – 0.1%

D’ieteren Group	100	16,634

Inchcape plc	1,875	16,061

LKQ Corp.	825	45,903
		78,598

Diversified Financial Services – 1.7%

AMP Ltd.*	9,125	7,352

Apollo Global Management, Inc.(a)	1,975	109,336

Berkshire Hathaway, Inc., Class B*	7,600	2,242,684

Eurazeo SE	300	17,138

EXOR NV*	650	43,685

Kinnevik AB, Class B*	1,275	15,749

M&G plc	7,425	14,978

ORIX Corp.	5,000	73,502

Wendel SE	175	13,716
		2,538,140

Diversified Telecommunication Services – 1.5%

BCE, Inc.	2,450	110,372

BT Group plc	32,525	48,607

Chorus Ltd.(a)	3,275	15,811

Deutsche Telekom AG (Registered)	24,100	456,472

Infrastrutture Wireless Italiane SpA(a) (b)	1,875	16,552

Koninklijke KPN NV	19,350	54,142

Nippon Telegraph & Telephone Corp.	7,500	206,580

Orange SA	7,000	66,632

PCCW Ltd.	25,000	9,554

Proximus SADP	2,250	23,594

Singapore Telecommunications Ltd.	40,000	70,666

Spark New Zealand Ltd.	14,325	42,609

Swisscom AG (Registered)	150	74,089

Telecom Italia SpA* (a)	46,775	9,158

Telefonica SA	34,275	118,057

Telenor ASA	1,400	12,725

Telia Co. AB(a)	18,950	50,160

Investments	Shares	Value

Diversified Telecommunication Services – (continued)

Telstra Group Ltd.	71,250	$178,598

TELUS Corp.	5,050	105,328

Vantage Towers AG	775	21,815

Verizon Communications, Inc.	12,475	466,191
		2,157,712

Electric Utilities – 0.9%

Acciona SA(a)	150	26,997

Chugoku Electric Power Co., Inc. (The)	2,500	11,740

CLP Holdings Ltd.	12,500	83,919

Contact Energy Ltd.	5,850	25,659

EDP – Energias de Portugal SA	15,150	66,258

Electricite de France SA	3,400	40,157

Elia Group SA/NV(a)	150	18,961

Endesa SA(a)	2,525	42,138

Enel SpA	28,725	128,296

Entergy Corp.	600	64,284

Evergy, Inc.	650	39,734

Fortum OYJ	2,900	40,829

Iberdrola SA	39,575	401,896

Kansai Electric Power Co., Inc. (The)	2,500	18,956

Origin Energy Ltd.	8,800	31,343

Orsted A/S(b)	450	37,123

Red Electrica Corp. SA	1,975	31,915

SSE plc	4,800	85,992

Terna – Rete Elettrica Nazionale	6,600	43,757

Verbund AG	575	45,038
		1,284,992

Electrical Equipment – 0.8%

Eaton Corp. plc	1,075	161,325

Legrand SA	1,950	148,671

Mitsubishi Electric Corp.	10,000	88,135

NEL ASA* (a)	11,725	14,328

Nexans SA	200	18,700

Nidec Corp.	4,000	221,697

Prysmian SpA	1,675	54,614

Rockwell Automation, Inc.(a)	275	70,208

Schneider Electric SE	2,525	320,084

Siemens Energy AG	1,275	14,889

Signify NV(b)	225	6,240

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	299

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

Vestas Wind Systems A/S	5,925	$116,729
		1,235,620

Electronic Equipment, Instruments & Components – 1.0%

Amphenol Corp., Class A	2,350	178,200

Corning, Inc.(a)	3,450	110,987

Halma plc	1,350	32,874

Hexagon AB, Class B	10,475	103,513

Ibiden Co. Ltd.	1,700	57,530

Keyence Corp.	600	227,349

Keysight Technologies, Inc.*	525	91,429

Kyocera Corp.	2,500	125,156

Murata Manufacturing Co. Ltd.	5,000	245,568

Omron Corp.	1,200	56,159

Shimadzu Corp.	1,100	29,048

Taiyo Yuden Co. Ltd.	700	19,097

TDK Corp.	2,500	78,296

TE Connectivity Ltd.	950	116,118
		1,471,324

Energy Equipment & Services – 0.4%

Baker Hughes Co.(a)	2,775	76,756

Schlumberger NV	10,325	537,210

Worley Ltd.	2,200	20,075
		634,041

Entertainment – 0.8%

Bollore SE	4,475	22,402

Walt Disney Co. (The)*	10,725	1,142,641
		1,165,043

Equity Real Estate Investment Trusts (REITs) – 1.6%

Aedifica SA	350	26,705

Alexandria Real Estate Equities, Inc.	475	69,018

AvalonBay Communities, Inc.	850	148,852

Big Yellow Group plc	1,300	16,853

Boston Properties, Inc.	675	49,073

British Land Co. plc (The)	6,850	28,858

Camden Property Trust	325	37,554

CapitaLand Ascendas REIT	10,000	18,515

CapitaLand Integrated Commercial Trust	30,000	39,856

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Charter Hall Group(a)	1,375	$11,377

Charter Hall Long Wale REIT(a)	5,525	15,368

Covivio	175	9,375

Dexus	10,725	53,219

Digital Realty Trust, Inc.(a)	900	90,225

Equity Residential	1,050	66,171

Essex Property Trust, Inc.	125	27,780

Gecina SA	100	8,920

Goodman Group	8,475	92,129

Healthpeak Properties, Inc.(a)	4,225	100,259

Host Hotels & Resorts, Inc.	2,050	38,704

Inmobiliaria Colonial Socimi SA	2,875	15,159

Iron Mountain, Inc.	900	45,063

Keppel DC REIT	7,500	9,328

Kimco Realty Corp.(a)	2,750	58,795

Klepierre SA*	775	15,588

Land Securities Group plc	5,050	33,165

Link REIT	10,000	59,109

Mirvac Group	22,475	29,749

Prologis, Inc.	2,700	299,025

Realty Income Corp.(a)	3,550	221,059

Safestore Holdings plc	1,375	14,303

Segro plc	7,825	70,723

Shopping Centres Australasia Property Group	5,300	9,218

Simon Property Group, Inc.	1,025	111,705

Stockland	8,050	18,531

Sun Communities, Inc.	550	74,167

Unibail-Rodamco-Westfield*	500	23,661

Ventas, Inc.	1,800	70,434

Vicinity Ltd.	27,025	33,612

Warehouses De Pauw CVA	350	8,987

Welltower, Inc.(a)	3,350	204,484
		2,374,676

Food & Staples Retailing – 1.7%

Aeon Co. Ltd.	2,500	46,700

Axfood AB	550	13,608

Carrefour SA	3,800	61,162

Coles Group Ltd.	3,575	37,331

HelloFresh SE*	900	18,022

J Sainsbury plc	6,050	13,541

Jeronimo Martins SGPS SA	1,450	30,067

See Accompanying Notes to the Financial Statements.

300	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food & Staples Retailing – (continued)

Kesko OYJ, Class B	550	$10,709

Koninklijke Ahold Delhaize NV	6,225	173,807

Kroger Co. (The)	2,875	135,959

Loblaw Cos. Ltd.	525	42,961

Marks & Spencer Group plc*	9,225	11,205

Ocado Group plc* (a)	1,500	8,158

Seven & i Holdings Co. Ltd.	3,700	138,257

Walgreens Boots Alliance, Inc.	3,375	123,187

Walmart, Inc.	10,650	1,515,814

Woolworths Group Ltd.	8,025	169,445
		2,549,933

Food Products – 1.2%

AAK AB	1,175	17,119

Ajinomoto Co., Inc.	2,500	68,894

Associated British Foods plc	750	11,653

Barry Callebaut AG (Registered)	25	47,315

Bunge Ltd.	650	64,155

Danone SA	1,550	77,118

Darling Ingredients, Inc.*	700	54,936

General Mills, Inc.(a)	2,625	214,148

Hershey Co. (The)	800	191,016

JDE Peet’s NV	550	15,753

Kellogg Co.	1,400	107,548

Kerry Group plc, Class A(a)	600	52,185

McCormick & Co., Inc. (Non-Voting)(a)	475	37,354

Mowi ASA	3,400	50,705

Nestle SA (Registered)	6,425	700,057

Orkla ASA	3,950	26,655

Salmar ASA	375	12,703
		1,749,314

Gas Utilities – 0.1%

Enagas SA(a)	1,700	27,597

Italgas SpA	1,800	9,278

Naturgy Energy Group SA(a)	775	19,885

Rubis SCA	150	3,410

Snam SpA	11,975	53,283

Tokyo Gas Co. Ltd.	2,500	44,690
		158,143

Investments	Shares	Value

Health Care Equipment & Supplies – 1.8%

Ansell Ltd.	1,050	$18,954

Baxter International, Inc.	2,250	122,288

Becton Dickinson and Co.	1,225	289,063

Boston Scientific Corp.*	4,450	191,839

Carl Zeiss Meditec AG	150	18,168

Coloplast A/S, Class B	275	30,667

ConvaTec Group plc(b)	7,800	19,578

Demant A/S*	800	21,868

Dexcom, Inc.*	1,175	141,916

DiaSorin SpA	75	9,807

Edwards Lifesciences Corp.*	3,675	266,180

Elekta AB, Class B	1,550	7,869

Fisher & Paykel Healthcare Corp. Ltd.	2,200	25,025

Getinge AB, Class B	1,225	24,865

GN Store Nord A/S(a)	1,000	21,268

Hologic, Inc.*	1,475	100,005

Hoya Corp.	2,500	233,374

Intuitive Surgical, Inc.*	1,450	357,382

Siemens Healthineers AG(b)	775	35,679

Smith & Nephew plc	1,850	21,939

Straumann Holding AG (Registered)	750	71,481

Stryker Corp.	1,975	452,749

Terumo Corp.	2,500	76,092

Zimmer Biomet Holdings, Inc.	625	70,844
		2,628,900

Health Care Providers & Services – 1.9%

CVS Health Corp.	3,825	362,228

Elevance Health, Inc.	1,400	765,478

Fresenius Medical Care AG & Co. KGaA	700	19,358

Fresenius SE & Co. KGaA	1,650	37,997

Galenica AG(b)	200	14,369

Ramsay Health Care Ltd.(a)	1,225	45,879

Sonic Healthcare Ltd.	2,025	42,433

Summerset Group Holdings Ltd.	2,450	13,778

UnitedHealth Group, Inc.	2,750	1,526,663
		2,828,183

Hotels, Restaurants & Leisure – 1.5%

Accor SA*	800	19,166

Aristocrat Leisure Ltd.	1,725	40,890

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	301

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Booking Holdings, Inc.*	175	$327,159

Chipotle Mexican Grill, Inc.* (a)	75	112,375

Compass Group plc	8,150	172,328

Domino’s Pizza Enterprises Ltd.(a)	500	20,382

Domino’s Pizza, Inc.	150	49,836

Entain plc	3,425	49,805

Greggs plc	500	11,617

Hilton Worldwide Holdings, Inc.	1,225	165,694

InterContinental Hotels Group plc	1,125	60,826

La Francaise des Jeux SAEM(b)	375	12,231

Marriott International, Inc., Class A	1,275	204,140

MGM Resorts International	1,625	57,801

Oriental Land Co. Ltd.	1,400	187,910

Sodexo SA	575	50,999

Star Entertainment Grp Ltd. (The)*	7,825	14,711

Starbucks Corp.(a)	3,425	296,571

Whitbread plc	1,200	35,535

Yum China Holdings, Inc.	1,275	52,721

Yum! Brands, Inc.	1,575	186,244
		2,128,941

Household Durables – 0.7%

Barratt Developments plc	2,025	8,771

Berkeley Group Holdings plc	250	9,991

Casio Computer Co. Ltd.	2,500	21,765

Electrolux AB, Class B(a)	1,125	13,872

Nikon Corp.	2,500	24,203

Panasonic Holdings Corp.	15,000	107,427

SEB SA	25	1,628

Sekisui Chemical Co. Ltd.	2,500	31,285

Sekisui House Ltd.	5,000	83,258

Sharp Corp.	2,500	14,986

Sony Group Corp.	10,000	671,982

Taylor Wimpey plc	8,350	9,016

Vistry Group plc	250	1,736

Whirlpool Corp.	225	31,104
		1,031,024

Household Products – 1.2%

Clorox Co. (The)(a)	475	69,369

Colgate-Palmolive Co.	2,450	180,908

Essity AB, Class B	3,675	77,621

Investments	Shares	Value

Household Products – (continued)

Henkel AG & Co. KGaA (Preference)	1,275	$80,372

Kimberly-Clark Corp.	1,025	127,571

Procter & Gamble Co. (The)	7,050	949,424

Reckitt Benckiser Group plc	3,975	264,528

Unicharm Corp.	1,200	36,589
		1,786,382

Independent Power and Renewable Electricity Producers – 0.0%(c)

Drax Group plc	1,525	9,148

Meridian Energy Ltd.	6,650	18,853
		28,001

Industrial Conglomerates – 1.0%

3M Co.	1,375	172,961

CK Hutchison Holdings Ltd.	12,500	62,103

General Electric Co.	7,800	606,918

Hitachi Ltd.	5,000	227,403

Investment AB Latour, Class B(a)	750	12,675

Keppel Corp. Ltd.	7,500	36,941

Melrose Industries plc	12,400	16,689

Siemens AG (Registered)	2,575	281,579

Smiths Group plc	1,925	34,586

Toshiba Corp.	1,400	48,800
		1,500,655

Insurance – 1.9%

Admiral Group plc	450	10,450

Aegon NV(a)	5,950	27,551

Aflac, Inc.	2,625	170,914

AIA Group Ltd.	30,000	227,202

Assicurazioni Generali SpA	7,450	111,847

Aviva plc	13,325	64,144

AXA SA	12,850	317,507

Direct Line Insurance Group plc	6,900	16,032

Gjensidige Forsikring ASA	1,450	26,484

Hannover Rueck SE	250	40,720

Insurance Australia Group Ltd.(a)	12,800	40,106

Japan Post Holdings Co. Ltd.	12,500	84,065

Medibank Pvt Ltd.	17,150	30,816

MetLife, Inc.	2,125	155,571

See Accompanying Notes to the Financial Statements.

302	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	950	$251,071

nib holdings Ltd.	2,300	9,810

NN Group NV	1,950	82,584

Phoenix Group Holdings plc	3,600	22,482

Poste Italiane SpA(b)	2,150	18,742

Power Corp. of Canada	2,500	62,003

Principal Financial Group, Inc.(a)	1,450	127,789

Prudential plc	7,625	71,181

QBE Insurance Group Ltd.(a)	6,225	48,722

Storebrand ASA	2,775	21,566

Sun Life Financial, Inc.	1,875	79,533

Suncorp Group Ltd.	5,575	40,676

Swiss Life Holding AG (Registered)	150	72,681

Swiss Re AG	1,200	89,213

Topdanmark A/S	125	5,775

Tryg A/S	2,375	51,409

Willis Towers Watson plc	325	70,918

Zurich Insurance Group AG	675	288,211
		2,737,775

Interactive Media & Services – 2.4%

Alphabet, Inc., Class C*	18,675	1,767,776

Auto Trader Group plc(b)	5,575	33,480

carsales.com Ltd.(a)	2,250	29,236

Meta Platforms, Inc., Class A*	16,750	1,560,430

REA Group Ltd.	400	31,100

Rightmove plc	3,350	18,969

Snap, Inc., Class A*	7,800	77,298

Z Holdings Corp.	17,500	45,282
		3,563,571

Internet & Direct Marketing Retail – 3.9%

Amazon.com, Inc.*	53,875	5,518,955

eBay, Inc.	2,600	103,584

Etsy, Inc.* (a)	750	70,432

Just Eat Takeaway.com NV* (b)	1,025	17,587

Rakuten Group, Inc.(a)	7,500	33,606

Zalando SE* (b)	517	11,921

Zalando SE* (b)	233	5,373
		5,761,458

Investments	Shares	Value

IT Services – 3.6%

Accenture plc, Class A	5,900	$1,675,010

Alten SA	75	8,769

Automatic Data Processing, Inc.	1,850	447,145

Bechtle AG	675	23,350

Capgemini SE	1,125	184,852

CGI, Inc.*	1,475	118,666

Cognizant Technology Solutions Corp., Class A	3,050	189,863

Computacenter plc	625	13,025

Edenred	1,525	78,316

Fujitsu Ltd.	1,600	184,344

Gartner, Inc.*	450	135,864

International Business Machines Corp.	6,625	916,171

Mastercard, Inc., Class A	2,525	828,655

NEC Corp.	2,500	82,837

Nexi SpA* (b)	4,175	36,188

Nomura Research Institute Ltd.	1,100	24,459

NTT Data Corp.	2,500	36,280

PayPal Holdings, Inc.*	3,375	282,082

Softcat plc	500	6,448

Sopra Steria Group SACA	75	9,933

Worldline SA* (b)	1,650	72,276
		5,354,533

Leisure Products – 0.1%

Bandai Namco Holdings, Inc.	1,000	66,216

Hasbro, Inc.	750	48,937

Thule Group AB(b)	450	8,861

Yamaha Corp.	900	34,030
		158,044

Life Sciences Tools & Services – 1.1%

Agilent Technologies, Inc.	875	121,056

Bio-Rad Laboratories, Inc., Class A*	125	43,964

Charles River Laboratories International, Inc.*	75	15,919

Danaher Corp.	2,975	748,718

Eurofins Scientific SE	925	59,223

Illumina, Inc.*	700	160,174

Lonza Group AG (Registered)	375	193,130

QIAGEN NV*	925	39,952

Sartorius AG (Preference)	150	52,941

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	303

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Life Sciences Tools & Services – (continued)

Siegfried Holding AG (Registered)*	25	$14,889

Tecan Group AG (Registered)	75	27,534

West Pharmaceutical Services, Inc.	100	23,010

Wuxi Biologics Cayman, Inc.* (b)	12,500	56,530
		1,557,040

Machinery – 1.2%

Aalberts NV	775	26,947

Alfa Laval AB	1,725	42,475

Alstom SA(a)	950	19,586

ANDRITZ AG	325	15,116

Atlas Copco AB, Class A(a)	12,000	128,183

Bucher Industries AG (Registered)	50	16,857

CNH Industrial NV	3,175	41,124

Cummins, Inc.(a)	350	85,579

Ebara Corp.	300	9,779

Epiroc AB, Class A	3,950	60,427

FANUC Corp.	500	66,034

Fortive Corp.	1,075	68,692

GEA Group AG	750	26,241

Georg Fischer AG (Registered)	675	37,401

Husqvarna AB, Class B	4,550	27,011

IMI plc	400	5,655

Indutrade AB	1,275	22,309

KION Group AG	25	555

Knorr-Bremse AG	525	23,640

Komatsu Ltd.	5,000	95,805

Kone OYJ, Class B	2,950	120,853

Kubota Corp.	5,000	69,852

Metso Outotec OYJ	3,900	29,611

Mitsubishi Heavy Industries Ltd.	2,500	86,117

NGK Insulators Ltd.	2,500	29,216

NSK Ltd.	2,500	13,220

Otis Worldwide Corp.	1,300	91,832

Rotork plc	7,825	23,082

Sandvik AB	6,975	108,944

Schindler Holding AG	150	24,469

SKF AB, Class B(a)	2,225	32,176

Spirax-Sarco Engineering plc	175	21,660

Stanley Black & Decker, Inc.	700	54,943

Techtronic Industries Co. Ltd.	3,000	28,415

Investments	Shares	Value

Machinery – (continued)

Trelleborg AB, Class B	2,150	$47,337

Valmet OYJ(a)	1,200	27,314

Volvo AB, Class B	8,025	131,300

Wartsila OYJ Abp(a)	3,725	25,403

Weir Group plc (The)	650	11,394
		1,796,554

Marine – 0.1%

AP Moller – Maersk A/S, Class B	25	52,307

Kuehne + Nagel International AG (Registered)	175	37,317

Mitsui OSK Lines Ltd.(a)	2,500	49,635

Nippon Yusen KK(a)	2,700	49,028

Pacific Basin Shipping Ltd.(a)	25,000	6,051
		194,338

Media – 0.3%

Dentsu Group, Inc.	1,200	37,421

Informa plc	8,825	56,453

Interpublic Group of Cos., Inc. (The)	2,575	76,709

ITV plc	6,175	4,763

Pearson plc	4,075	45,060

Publicis Groupe SA	1,575	88,324

Viaplay Group AB, Class B*	750	13,683

Vivendi SE	2,200	18,012

WPP plc	3,225	28,442
		368,867

Metals & Mining – 1.5%

Anglo American plc	5,675	170,437

Antofagasta plc	1,600	21,655

ArcelorMittal SA	2,225	49,820

Aurubis AG	200	12,635

BHP Group Ltd.	28,675	685,041

BlueScope Steel Ltd.(a)	2,675	26,907

Boliden AB	1,300	37,834

Fortescue Metals Group Ltd.	9,575	90,004

Freeport-McMoRan, Inc.	4,300	136,267

Iluka Resources Ltd.	3,225	17,838

JFE Holdings, Inc.	2,500	22,925

Lynas Rare Earths Ltd.*	5,225	27,832

Mineral Resources Ltd.	1,050	49,101

Newcrest Mining Ltd.(a)	1,325	14,700

See Accompanying Notes to the Financial Statements.

304	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Newmont Corp.	3,650	$154,439

Norsk Hydro ASA	8,250	52,356

Northern Star Resources Ltd.(a)	7,925	44,291

Nucor Corp.	750	98,535

Rio Tinto Ltd.	1,925	108,569

Rio Tinto plc	5,100	266,407

Sims Ltd.	500	3,907

South32 Ltd.	22,550	51,911

SSAB AB, Class B	2,975	13,822

Sumitomo Metal Mining Co. Ltd.	600	16,882

thyssenkrupp AG*	1,525	8,037

voestalpine AG	25	543
		2,182,695

Multiline Retail – 0.5%

Dollar Tree, Inc.*	650	103,025

Dollarama, Inc.	650	38,574

Isetan Mitsukoshi Holdings Ltd.	2,600	23,090

J Front Retailing Co. Ltd.	2,500	20,217

Next plc	700	39,725

Target Corp.	1,300	213,525

Wesfarmers Ltd.	7,400	215,114
		653,270

Multi-Utilities – 0.4%

A2A SpA	17,750	19,683

AGL Energy Ltd.(a)	5,200	22,644

Centrica plc	15,350	13,541

CMS Energy Corp.	775	44,214

Engie SA	10,125	131,633

Hera SpA	8,825	21,038

National Grid plc	16,700	182,354

Sempra Energy	1,075	162,261

Veolia Environnement SA	2,400	53,584
		650,952

Oil, Gas & Consumable Fuels – 6.8%

Aker BP ASA(a)	1,450	46,219

Ampol Ltd.	1,675	29,165

APA Corp.	900	40,914

BP plc	70,375	388,764

Chevron Corp.	15,875	2,871,787

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Enbridge, Inc.	7,125	$277,259

Eni SpA	17,150	224,658

Equinor ASA	7,125	260,655

Exxon Mobil Corp.	30,475	3,376,935

Galp Energia SGPS SA, Class B	2,225	22,596

Gaztransport Et Technigaz SA	175	20,358

OMV AG	500	23,048

Phillips 66(a)	3,525	367,622

Repsol SA	2,650	36,000

Shell plc	38,850	1,073,975

Suncor Energy, Inc.	4,700	161,462

TotalEnergies SE	11,275	614,015

Tourmaline Oil Corp.	700	39,392

Woodside Energy Group Ltd.	6,600	151,849
		10,026,673

Paper & Forest Products – 0.1%

Mondi plc	1,825	30,730

Stora Enso OYJ, Class R	2,925	38,131

Svenska Cellulosa AB SCA, Class B	3,400	40,091
		108,952

Personal Products – 1.1%

Beiersdorf AG	475	45,623

Estee Lauder Cos., Inc. (The), Class A	1,450	290,711

Kao Corp.	1,200	45,131

L’Oreal SA	1,625	510,890

Shiseido Co. Ltd.	3,600	124,856

Unilever plc	8,501	389,009

Unilever plc	5,649	258,027
		1,664,247

Pharmaceuticals – 11.1%

ALK-Abello A/S*	1,075	17,811

Astellas Pharma, Inc.	10,000	137,686

AstraZeneca plc	8,275	976,942

Bayer AG (Registered)	3,425	180,155

Bristol-Myers Squibb Co.	9,550	739,838

Chugai Pharmaceutical Co. Ltd.	2,500	58,028

Daiichi Sankyo Co. Ltd.	10,000	320,719

Dechra Pharmaceuticals plc	750	22,624

Eisai Co. Ltd.	1,300	78,489

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	305

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Eli Lilly & Co.	4,200	$1,520,778

GSK plc	22,075	363,144

Ipsen SA	125	12,849

Johnson & Johnson	23,125	4,023,056

Kyowa Kirin Co. Ltd.	2,500	58,953

Merck & Co., Inc.	18,525	1,874,730

Merck KGaA	675	110,077

Novartis AG (Registered)	15,550	1,257,052

Novo Nordisk A/S, Class B	5,650	614,389

Ono Pharmaceutical Co. Ltd.	2,500	58,802

Orion OYJ, Class B	725	33,356

Otsuka Holdings Co. Ltd.	1,300	41,685

Pfizer, Inc.	32,925	1,532,659

Roche Holding AG	4,100	1,362,433

Sanofi	7,450	643,029

Shionogi & Co. Ltd.	2,500	115,888

Takeda Pharmaceutical Co. Ltd.	5,000	131,799

UCB SA	325	24,515
		16,311,486

Professional Services – 0.5%

Adecco Group AG (Registered)	400	12,527

ALS Ltd.(a)	1,475	10,790

Booz Allen Hamilton Holding Corp.	600	65,310

Bureau Veritas SA	2,150	53,272

DKSH Holding AG	125	9,012

Experian plc	2,600	83,040

Intertek Group plc	925	38,915

Randstad NV	175	8,724

RELX plc	10,575	285,029

SGS SA (Registered)	25	55,184

Verisk Analytics, Inc.	700	127,981
		749,784

Real Estate Management & Development – 0.5%

Castellum AB(a)	1,675	19,144

CBRE Group, Inc., Class A*	2,175	154,294

City Developments Ltd.	2,500	13,480

CK Asset Holdings Ltd.	7,000	38,701

Daiwa House Industry Co. Ltd.	2,500	50,661

Fabege AB	1,475	10,702

Investments	Shares	Value

Real Estate Management & Development – (continued)

Hongkong Land Holdings Ltd.	2,500	$9,625

Lendlease Corp. Ltd.	6,225	34,591

Mitsubishi Estate Co. Ltd.	5,000	63,007

Mitsui Fudosan Co. Ltd.	2,500	47,928

Sagax AB, Class B	575	10,594

Samhallsbyggnadsbolaget i Norden AB(a)	4,650	6,388

Sun Hung Kai Properties Ltd.	6,000	64,549

Swire Properties Ltd.	15,000	28,816

Swiss Prime Site AG (Registered)	600	48,444

Tokyu Fudosan Holdings Corp.	2,500	12,699

Vonovia SE	5,450	120,658

Wihlborgs Fastigheter AB	2,575	16,871
		751,152

Road & Rail – 0.7%

Canadian National Railway Co.	3,075	363,847

Canadian Pacific Railway Ltd.	4,325	322,017

ComfortDelGro Corp. Ltd.	17,500	15,706

Hankyu Hanshin Holdings, Inc.	1,100	32,674

MTR Corp. Ltd.	12,500	55,017

Uber Technologies, Inc.*	8,650	229,830
		1,019,091

Semiconductors & Semiconductor Equipment – 4.6%

Advanced Micro Devices, Inc.*	4,425	265,766

ams-OSRAM AG*	2,550	14,463

Analog Devices, Inc.	2,325	331,591

Applied Materials, Inc.	5,275	465,730

ASM International NV	325	72,209

ASML Holding NV	1,850	873,998

BE Semiconductor Industries NV	675	34,504

Infineon Technologies AG	7,200	175,341

Intel Corp.	24,375	692,981

Lam Research Corp.	575	232,749

Microchip Technology, Inc.	2,150	132,741

Micron Technology, Inc.	6,575	355,708

NVIDIA Corp.	7,375	995,404

Qorvo, Inc.*	450	38,736

QUALCOMM, Inc.	4,975	585,359

Renesas Electronics Corp.*	7,500	62,897

Rohm Co. Ltd.	400	28,176

Skyworks Solutions, Inc.	550	47,305

See Accompanying Notes to the Financial Statements.

306	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

SOITEC*	175	$22,476

STMicroelectronics NV	3,550	110,873

SUMCO Corp.	2,500	31,772

Teradyne, Inc.(a)	250	20,338

Texas Instruments, Inc.	5,400	867,402

Tokyo Electron Ltd.	800	212,548

Wolfspeed, Inc.* (a)	375	29,531
		6,700,598

Software – 8.1%

Adobe, Inc.*	2,750	875,875

Autodesk, Inc.*	1,500	321,450

Cadence Design Systems, Inc.*	800	121,112

Check Point Software Technologies Ltd.*	275	35,538

Crowdstrike Holdings, Inc., Class A*	950	153,140

Dassault Systemes SE	3,975	133,379

DocuSign, Inc.* (a)	1,225	59,167

Fortinet, Inc.*	2,875	164,335

Intuit, Inc.	1,200	513,000

Microsoft Corp.	29,075	6,749,180

Netcompany Group A/S* (a) (b)	425	14,591

Oracle Corp.	6,725	525,021

Palo Alto Networks, Inc.*	1,275	218,777

Sage Group plc (The)	5,625	47,070

Salesforce, Inc.*	4,400	715,396

SAP SE	6,400	617,806

ServiceNow, Inc.*	550	231,407

SimCorp A/S	250	14,935

Splunk, Inc.*	675	56,099

Synopsys, Inc.*	650	190,158

WiseTech Global Ltd.	1,025	38,120

Zendesk, Inc.*	550	42,180
		11,837,736

Specialty Retail – 1.2%

AutoZone, Inc.*	50	126,644

Best Buy Co., Inc.	1,250	85,512

Fast Retailing Co. Ltd.	300	167,504

H & M Hennes & Mauritz AB, Class B(a)	2,950	29,686

Investments	Shares	Value

Specialty Retail – (continued)

Industria de Diseno Textil SA(a)	2,800	$63,484

JB Hi-Fi Ltd.(a)	275	7,546

Kingfisher plc	11,100	27,975

Lowe’s Cos., Inc.	2,050	399,647

Ross Stores, Inc.	1,575	150,712

TJX Cos., Inc. (The)	6,900	497,490

Tractor Supply Co.	575	126,368

Williams-Sonoma, Inc.(a)	625	77,394

Yamada Holdings Co. Ltd.	5,000	16,113
		1,776,075

Technology Hardware, Storage & Peripherals – 5.6%

Apple, Inc.	48,850	7,490,659

Brother Industries Ltd.	2,500	42,571

Canon, Inc.(a)	2,500	53,049

Dell Technologies, Inc., Class C	625	24,000

FUJIFILM Holdings Corp.	2,500	114,694

Hewlett Packard Enterprise Co.	8,350	119,154

HP, Inc.	6,900	190,578

Konica Minolta, Inc.(a)	2,500	7,619

Logitech International SA (Registered)	450	22,416

NetApp, Inc.	975	67,538

Ricoh Co. Ltd.	2,500	18,334

Seagate Technology Holdings plc	700	34,762

Western Digital Corp.* (a)	2,375	81,629
		8,267,003

Textiles, Apparel & Luxury Goods – 1.7%

adidas AG	325	31,794

Asics Corp.	2,500	38,416

Burberry Group plc	1,675	35,002

Christian Dior SE	50	30,960

Hermes International	150	194,285

HUGO BOSS AG	425	19,591

Kering SA	450	206,234

Lululemon Athletica, Inc.*	900	296,136

LVMH Moet Hennessy Louis Vuitton SE	1,675	1,057,856

Moncler SpA	1,350	58,294

NIKE, Inc., Class B	3,750	347,550

Pandora A/S	550	28,995

Puma SE	875	38,752

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	307

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – (continued)

Swatch Group AG (The)	225	$50,677

VF Corp.	1,800	50,850
		2,485,392

Thrifts & Mortgage Finance – 0.0%(c)

OSB Group plc	1,400	6,686

Tobacco – 0.5%

Altria Group, Inc.	5,350	247,544

British American Tobacco plc	9,225	364,679

Japan Tobacco, Inc.	5,000	82,888
		695,111

Trading Companies & Distributors – 0.7%

AddTech AB, Class B	1,450	17,531

Ashtead Group plc	2,075	108,702

Bunzl plc	1,075	35,163

Ferguson plc	1,150	125,917

Grafton Group plc	450	3,575

IMCD NV	100	12,977

Marubeni Corp.	5,000	43,832

Mitsubishi Corp.	5,000	135,601

Mitsui & Co. Ltd.	10,000	221,549

Rexel SA	1,650	29,525

RS GROUP plc	1,525	16,829

Sojitz Corp.	1,599	23,603

Sumitomo Corp.	5,000	63,764

Toyota Tsusho Corp.	2,500	84,099

Travis Perkins plc	2,650	25,104
		947,771

Transportation Infrastructure – 0.2%

Aena SME SA* (b)	150	17,664

Aeroports de Paris*	150	20,318

Atlantia SpA	2,100	46,866

Auckland International Airport Ltd.*	10,375	46,411

Getlink SE	3,200	50,698

Qube Holdings Ltd.	7,450	12,958

SATS Ltd.*	5,000	9,646

Transurban Group	14,125	119,767
		324,328

Investments	Shares	Value

Water Utilities – 0.1%

American Water Works Co., Inc.	825	$119,906

Severn Trent plc	1,500	43,227

United Utilities Group plc	850	9,193
		172,326

Wireless Telecommunication Services – 0.2%

Millicom International Cellular SA, SDR*	975	10,570

SoftBank Group Corp.	2,500	107,646

Tele2 AB, Class B	1,450	11,878

Vodafone Group plc	123,825	144,904
		274,998
Total Common Stocks (Cost $136,248,995)		145,829,313
	Principal Amount

SECURITIES LENDING REINVESTMENTS(d) – 0.3%

REPURCHASE AGREEMENTS – 0.3%

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $442,983, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $446,092 (Cost $442,946)	$442,946	442,946
Total Investments – 99.6% (Cost $136,691,941)		146,272,259

Other assets less liabilities – 0.4%		653,218
NET ASSETS – 100.0%		$146,925,477

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $3,600,349, collateralized in the form of cash with a value of $442,946 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $2,959,846 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 10, 2022 – May 15, 2052 and $381,893 of collateral in the form of Foreign

See Accompanying Notes to the Financial Statements.

308	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from January 18, 2023 – June 30, 2120; a total value of $3,784,685.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Represents less than 0.05% of net assets.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $442,946.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SDR – Swedish Depositary Receipt

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,418,337
Aggregate gross unrealized depreciation	(12,896,511)
Net unrealized appreciation	$9,521,826
Federal income tax cost	$136,719,142

Futures Contracts

FlexShares® STOXX® Global ESG Select Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	5	12/16/2022	USD	$438,975	$(11,683)
S&P 500 E-Mini Index	3	12/16/2022	USD	582,450	(24,204)
					$(35,887)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® STOXX® Global ESG Select Index Fund had the following outstanding contracts as of October 31, 2022:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	116,603	Bank of New York	JPY	16,540,000	12/21/2022	$4,596
Net unrealized appreciation						$4,596

Abbreviations:

JPY – Japanese Yen

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	309

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

FlexShares® STOXX® Global ESG Select Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Australia	3.3%
Austria	0.1
Belgium	0.3
Canada	2.4
Denmark	1.0
Finland	0.5
France	4.7
Germany	2.6
Hong Kong	0.7
Ireland	0.2
Italy	1.1
Japan	7.0
Luxembourg	0.0 †
Netherlands	2.2
New Zealand	0.1
Norway	0.4
Portugal	0.1
Singapore	0.4
Spain	1.0
Sweden	1.2
Switzerland	3.5
United Kingdom	5.3
United States	61.2
Other[1]	0.7
100.0%

†	Amount represents less than 0.05%.
[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.3%
Securities Lending Reinvestments	0.3
Others(1)	0.4
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

310	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® ESG & Climate US Large Cap Core Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.2%

Air Freight & Logistics – 0.2%

United Parcel Service, Inc., Class B	220	$36,909

Automobiles – 2.0%

Tesla, Inc.*	1,980	450,529

Banks – 4.0%

Bank of America Corp.	9,380	338,055

Citigroup, Inc.	3,940	180,688

Fifth Third Bancorp	560	19,986

JPMorgan Chase & Co.	2,420	304,630

KeyCorp	740	13,224

PNC Financial Services Group, Inc. (The)	120	19,420
		876,003

Beverages – 1.7%

Coca-Cola Co. (The)	780	46,683

PepsiCo, Inc.	1,860	337,739
		384,422

Biotechnology – 3.3%

AbbVie, Inc.	1,620	237,168

Amgen, Inc.	1,060	286,571

Biogen, Inc.*	460	130,382

Regeneron Pharmaceuticals, Inc.*	40	29,950

Vertex Pharmaceuticals, Inc.*	120	37,440
		721,511

Building Products – 1.2%

Carrier Global Corp.	440	17,495

Johnson Controls International plc	2,180	126,091

Trane Technologies plc	740	118,126
		261,712

Capital Markets – 3.8%

Bank of New York Mellon Corp. (The)	100	4,211

BlackRock, Inc.	20	12,918

Goldman Sachs Group, Inc. (The)	400	137,804

Moody’s Corp.	520	137,732

Morgan Stanley	2,340	192,278

MSCI, Inc.	100	46,886

Nasdaq, Inc.	40	2,490

Investments	Shares	Value

Capital Markets – (continued)

S&P Global, Inc.	680	$218,450

State Street Corp.	1,080	79,920
		832,689

Chemicals – 1.3%

Ecolab, Inc.	820	128,797

International Flavors & Fragrances, Inc.	820	80,040

PPG Industries, Inc.	760	86,777
		295,614

Commercial Services & Supplies – 0.9%

Waste Management, Inc.	1,300	205,881

Communications Equipment – 1.0%

Arista Networks, Inc.*	240	29,007

Cisco Systems, Inc.	4,280	194,440
		223,447

Consumer Finance – 0.1%

American Express Co.	180	26,721

Containers & Packaging – 0.2%

Amcor plc	1,220	14,128

International Paper Co.	440	14,788

Packaging Corp. of America	140	16,829
		45,745

Diversified Financial Services – 0.9%

Apollo Global Management, Inc.	1,000	55,360

Berkshire Hathaway, Inc., Class B*	360	106,232

Equitable Holdings, Inc.	1,140	34,907
		196,499

Diversified Telecommunication Services – 1.5%

AT&T, Inc.	12,720	231,886

Verizon Communications, Inc.	2,560	95,667
		327,553

Electric Utilities – 1.0%

Edison International	420	25,217

Eversource Energy	1,100	83,908

Exelon Corp.	3,060	118,085
		227,210

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	311

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – 0.3%

Plug Power, Inc.*	1,580	$25,248

Rockwell Automation, Inc.	160	40,848
		66,096

Energy Equipment & Services – 1.0%

Baker Hughes Co.	1,120	30,979

Halliburton Co.	1,760	64,099

Schlumberger NV	2,280	118,629
		213,707

Entertainment – 1.1%

Spotify Technology SA*	260	20,951

Walt Disney Co. (The)*	2,020	215,211
		236,162

Equity Real Estate Investment Trusts (REITs) – 2.8%

Boston Properties, Inc.	480	34,896

Equinix, Inc.	300	169,932

Healthpeak Properties, Inc.	1,620	38,443

Host Hotels & Resorts, Inc.	360	6,797

Prologis, Inc.	2,220	245,865

Ventas, Inc.	1,140	44,608

Weyerhaeuser Co.	2,300	71,139
		611,680

Food & Staples Retailing – 1.2%

Kroger Co. (The)	2,120	100,255

Walgreens Boots Alliance, Inc.	2,280	83,220

Walmart, Inc.	520	74,011
		257,486

Food Products – 0.8%

General Mills, Inc.	580	47,317

Kellogg Co.	820	62,992

Mondelez International, Inc., Class A	1,140	70,087
		180,396

Health Care Equipment & Supplies – 1.9%

Abbott Laboratories	1,560	154,347

Boston Scientific Corp.*	1,720	74,149

Edwards Lifesciences Corp.*	300	21,729

Medtronic plc	1,900	165,946
		416,171

Investments	Shares	Value

Health Care Providers & Services – 4.1%

Cigna Corp.	820	$264,909

CVS Health Corp.	1,640	155,308

Elevance Health, Inc.	520	284,320

Humana, Inc.	220	122,778

UnitedHealth Group, Inc.	160	88,824
		916,139

Hotels, Restaurants & Leisure – 1.3%

Caesars Entertainment, Inc.*	620	27,113

Las Vegas Sands Corp.*	1,140	43,331

Marriott International, Inc., Class A	160	25,618

McDonald’s Corp.	340	92,704

MGM Resorts International	1,140	40,550

Starbucks Corp.	680	58,881
		288,197

Household Products – 2.0%

Church & Dwight Co., Inc.	200	14,826

Clorox Co. (The)	220	32,129

Colgate-Palmolive Co.	1,780	131,435

Kimberly-Clark Corp.	680	84,633

Procter & Gamble Co. (The)	1,360	183,151
		446,174

Industrial Conglomerates – 0.3%

3M Co.	460	57,863

Insurance – 2.9%

American International Group, Inc.	800	45,600

Chubb Ltd.	640	137,530

Hartford Financial Services Group, Inc. (The)	1,020	73,858

Marsh & McLennan Cos., Inc.	660	106,583

MetLife, Inc.	2,160	158,134

Principal Financial Group, Inc.	80	7,050

Prudential Financial, Inc.	820	86,256

Travelers Cos., Inc. (The)	180	33,203
		648,214

Interactive Media & Services – 4.6%

Alphabet, Inc., Class A*	4,800	453,648

Alphabet, Inc., Class C*	4,800	454,368

Meta Platforms, Inc., Class A*	1,200	111,792
		1,019,808

See Accompanying Notes to the Financial Statements.

312	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – 3.3%

Amazon.com, Inc.*	6,120	$626,933

eBay, Inc.	1,740	69,322

Etsy, Inc.*	420	39,442
		735,697

IT Services – 4.6%

Accenture plc, Class A	140	39,746

Akamai Technologies, Inc.*	500	44,165

Automatic Data Processing, Inc.	960	232,032

International Business Machines Corp.	1,820	251,688

Mastercard, Inc., Class A	1,060	347,871

Okta, Inc.*	60	3,367

Visa, Inc., Class A	460	95,293
		1,014,162

Leisure Products – 0.1%

Hasbro, Inc.	400	26,100

Life Sciences Tools & Services – 1.2%

Agilent Technologies, Inc.	300	41,505

Illumina, Inc.*	400	91,528

Mettler-Toledo International, Inc.*	20	25,299

Repligen Corp.*	160	29,198

Thermo Fisher Scientific, Inc.	40	20,559

West Pharmaceutical Services, Inc.	240	55,224
		263,313

Machinery – 2.3%

Caterpillar, Inc.	420	90,913

Cummins, Inc.	440	107,584

Deere & Co.	360	142,495

Illinois Tool Works, Inc.	160	34,165

Stanley Black & Decker, Inc.	460	36,106

Westinghouse Air Brake Technologies Corp.	540	50,371

Xylem, Inc.	560	57,361
		518,995

Media – 0.4%

Comcast Corp., Class A	1,760	55,863

Interpublic Group of Cos., Inc. (The)	560	16,682

Omnicom Group, Inc.	360	26,190
		98,735

Investments	Shares	Value

Metals & Mining – 0.7%

Newmont Corp.	2,480	$104,954

Steel Dynamics, Inc.	440	41,382
		146,336

Multiline Retail – 0.6%

Target Corp.	740	121,545

Multi-Utilities – 1.2%

Consolidated Edison, Inc.	1,120	98,515

Dominion Energy, Inc.	320	22,391

Sempra Energy	1,000	150,940
		271,846

Oil, Gas & Consumable Fuels – 4.1%

Cheniere Energy, Inc.	640	112,902

ConocoPhillips	1,240	156,352

Devon Energy Corp.	420	32,487

Exxon Mobil Corp.	480	53,189

Hess Corp.	820	115,686

Marathon Petroleum Corp.	1,380	156,795

Occidental Petroleum Corp.	280	20,328

Pioneer Natural Resources Co.	320	82,051

Valero Energy Corp.	1,060	133,083

Williams Cos., Inc. (The)	1,260	41,240
		904,113

Personal Products – 0.7%

Estee Lauder Cos., Inc. (The), Class A	740	148,363

Pharmaceuticals – 5.2%

Bristol-Myers Squibb Co.	1,880	145,644

Eli Lilly & Co.	120	43,451

Johnson & Johnson	2,720	473,198

Merck & Co., Inc.	2,160	218,592

Pfizer, Inc.	5,600	260,680
		1,141,565

Professional Services – 0.5%

Equifax, Inc.	360	61,034

Verisk Analytics, Inc.	260	47,536
		108,570

Road & Rail – 1.6%

CSX Corp.	6,560	190,633

Norfolk Southern Corp.	680	155,088

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	313

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Road & Rail – (continued)

Union Pacific Corp.	20	$3,943
		349,664

Semiconductors & Semiconductor Equipment – 4.3%

Advanced Micro Devices, Inc.*	560	33,634

Applied Materials, Inc.	760	67,100

Enphase Energy, Inc.*	420	128,940

First Solar, Inc.*	320	46,582

Intel Corp.	6,500	184,795

Micron Technology, Inc.	1,040	56,264

NVIDIA Corp.	2,080	280,738

QUALCOMM, Inc.	420	49,417

SolarEdge Technologies, Inc.*	180	41,406

Texas Instruments, Inc.	340	54,614
		943,490

Software – 9.0%

Adobe, Inc.*	700	222,950

Autodesk, Inc.*	360	77,148

Intuit, Inc.	20	8,550

Microsoft Corp.	5,000	1,160,650

Oracle Corp.	1,340	104,614

Salesforce, Inc.*	1,600	260,144

VMware, Inc., Class A	600	67,518

Workday, Inc., Class A*	620	96,608
		1,998,182

Specialty Retail – 2.7%

Best Buy Co., Inc.	200	13,682

Home Depot, Inc. (The)	580	171,756

Lowe’s Cos., Inc.	440	85,778

TJX Cos., Inc. (The)	3,360	242,256

Tractor Supply Co.	360	79,117
		592,589

Technology Hardware, Storage & Peripherals – 8.0%

Apple, Inc.	10,260	1,573,268

Dell Technologies, Inc., Class C	800	30,720

Hewlett Packard Enterprise Co.	4,000	57,080

HP, Inc.	3,220	88,936

NetApp, Inc.	220	15,240
		1,765,244

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – 0.7%

Lululemon Athletica, Inc.*	80	$26,323

NIKE, Inc., Class B	1,300	120,484

VF Corp.	660	18,645
		165,452

Trading Companies & Distributors – 0.4%

WW Grainger, Inc.	140	81,809

Water Utilities – 0.2%

American Water Works Co., Inc.	380	55,229
Total Common Stocks (Cost $23,928,940)		21,921,537
	Principal Amount

SHORT-TERM INVESTMENTS – 0.0%(a)

U.S. TREASURY OBLIGATIONS – 0.0%(a)

U.S. Treasury Bills 1.74%, 11/25/2022(b) (Cost $14,983)	$15,000	14,967
Total Investments – 99.2% (Cost $23,943,923)		21,936,504

Other assets less liabilities – 0.8%		166,881
Net Assets – 100.0%		$22,103,385

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

(b)	The rate shown was the current yield as of October 31, 2022.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$633,507
Aggregate gross unrealized depreciation	(2,642,469)
Net unrealized depreciation	$(2,008,962)
Federal income tax cost	$23,939,848

See Accompanying Notes to the Financial Statements.

314	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Futures Contracts

FlexShares® ESG & Climate US Large Cap Core Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 Micro E-Mini Index	8	12/16/2022	USD	$155,320	$(5,618)

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.2%
Short-Term Investments	0.0
Others(1)	0.8
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	315

Schedule of Investments

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.4%

Air Freight & Logistics – 0.6%

Deutsche Post AG (Registered)	2,817	$99,980

Auto Components – 0.9%

Bridgestone Corp.	1,800	64,935

Cie Generale des Etablissements Michelin SCA	1,800	45,917

Sumitomo Electric Industries Ltd.	4,500	47,048
		157,900

Automobiles – 2.1%

Bayerische Motoren Werke AG	351	27,586

Honda Motor Co. Ltd.	900	20,424

Mercedes-Benz Group AG	864	50,041

Porsche Automobil Holding SE (Preference)	1,026	57,395

Toyota Motor Corp.	15,300	211,998
		367,444

Banks – 11.9%

ABN AMRO Bank NV, CVA(a)	1,952	19,208

Australia & New Zealand Banking Group Ltd.	4,923	80,463

Banco Bilbao Vizcaya Argentaria SA	3,798	19,553

Banco Santander SA	21,159	54,833

Bank of Montreal	882	81,142

Bank of Nova Scotia (The)	2,682	129,475

Barclays plc	15,057	25,616

BNP Paribas SA	3,222	151,246

Canadian Imperial Bank of Commerce	9	408

Commonwealth Bank of Australia	3,096	207,239

Credit Agricole SA	891	8,089

DBS Group Holdings Ltd.	900	21,751

HSBC Holdings plc	27,324	140,718

ING Groep NV	8,676	85,355

KBC Group NV	504	25,255

Mitsubishi UFJ Financial Group, Inc.	22,500	105,889

Mizuho Financial Group, Inc.	900	9,725

National Australia Bank Ltd.	5,589	115,865

NatWest Group plc	9,660	26,115

Nordea Bank Abp	1,917	18,305

Investments	Shares	Value

Banks – (continued)

Resona Holdings, Inc.	1,800	$6,778

Royal Bank of Canada	2,781	256,988

Skandinaviska Enskilda Banken AB, Class A	4,221	44,500

Societe Generale SA	2,511	57,639

Sumitomo Mitsui Trust Holdings, Inc.	200	5,755

Toronto-Dominion Bank (The)	3,483	222,633

UniCredit SpA	1,746	21,654

Westpac Banking Corp.	6,723	103,649
		2,045,846

Beverages – 2.4%

Anheuser-Busch InBev SA/NV	1,350	67,514

Asahi Group Holdings Ltd.	1,100	30,817

Budweiser Brewing Co. APAC Ltd.(a)	900	1,894

Carlsberg A/S, Class B	90	10,610

Coca-Cola HBC AG	1,062	23,263

Diageo plc	3,870	160,317

Kirin Holdings Co. Ltd.	2,700	39,773

Pernod Ricard SA	288	50,581

Suntory Beverage & Food Ltd.	900	30,154
		414,923

Biotechnology – 0.8%

CSL Ltd.	702	125,906

Grifols SA*	1,197	10,181
		136,087

Building Products – 1.0%

Cie de Saint-Gobain	882	36,089

Daikin Industries Ltd.	200	30,121

Geberit AG (Registered)	117	52,061

Kingspan Group plc	1,053	53,182
		171,453

Capital Markets – 2.2%

Credit Suisse Group AG (Registered)	1,251	5,163

Daiwa Securities Group, Inc.	6,300	24,584

Deutsche Bank AG (Registered)	855	8,163

Deutsche Boerse AG	162	26,362

EQT AB	945	18,608

Hong Kong Exchanges & Clearing Ltd.	1,300	34,612

See Accompanying Notes to the Financial Statements.

316	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate  Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

IGM Financial, Inc.	225	$6,016

London Stock Exchange Group plc	135	11,760

Macquarie Group Ltd.	594	64,382

Nomura Holdings, Inc.	12,600	40,843

St James’s Place plc	2,790	34,211

UBS Group AG (Registered)	6,489	103,033
		377,737

Chemicals – 3.7%

Akzo Nobel NV	1,044	64,428

Arkema SA	171	13,541

Chr Hansen Holding A/S	504	27,995

Clariant AG (Registered)*	1,593	25,644

Covestro AG(a)	738	25,121

Croda International plc	810	63,043

Givaudan SA (Registered)	27	80,669

Johnson Matthey plc	540	12,027

Koninklijke DSM NV	648	76,406

Mitsui Chemicals, Inc.	900	16,682

Nissan Chemical Corp.	600	27,046

Novozymes A/S, Class B	603	31,677

Nutrien Ltd.	756	63,798

Shin-Etsu Chemical Co. Ltd.	200	20,910

Sika AG (Registered)	270	60,920

Sumitomo Chemical Co. Ltd.	5,400	18,202

Umicore SA	162	5,340

Wacker Chemie AG	27	3,146
		636,595

Commercial Services & Supplies – 0.4%

Brambles Ltd.	5,652	42,214

Dai Nippon Printing Co. Ltd.	1,000	20,069
		62,283

Communications Equipment – 0.2%

Nokia OYJ	8,730	38,888

Construction & Engineering – 0.4%

Taisei Corp.	900	24,554

WSP Global, Inc.	297	36,457
		61,011

Investments	Shares	Value

Containers & Packaging – 0.2%

SIG Group AG*	2,061	$39,624

Diversified Financial Services – 0.3%

M&G plc	18,315	36,944

ORIX Corp.	900	13,231
		50,175

Diversified Telecommunication Services – 2.7%

BCE, Inc.	1,152	51,955

Deutsche Telekom AG (Registered)	7,479	141,658

Koninklijke KPN NV	7,587	21,229

Nippon Telegraph & Telephone Corp.	1,600	44,070

Singapore Telecommunications Ltd.	16,200	28,620

Swisscom AG (Registered)	153	75,571

Telecom Italia SpA*	18	4

Telefonica Deutschland Holding AG	4,761	10,380

Telefonica SA	6,291	21,669

Telia Co. AB	2,682	7,099

TELUS Corp.	2,610	54,437
		456,692

Electric Utilities – 2.0%

Acciona SA	54	9,719

Electricite de France SA	972	11,480

Hydro One Ltd.(a)	954	23,891

Iberdrola SA	11,844	120,279

Orsted A/S(a)	1,071	88,353

Terna – Rete Elettrica Nazionale	8,397	55,671

Verbund AG	387	30,312
		339,705

Electrical Equipment – 2.2%

ABB Ltd. (Registered)	9	250

Mitsubishi Electric Corp.	2,700	23,797

Schneider Electric SE	1,539	195,092

Siemens Gamesa Renewable Energy SA*	1,818	32,271

Vestas Wind Systems A/S	6,219	122,522
		373,932

Electronic Equipment, Instruments & Components – 0.6%

Halma plc	54	1,315

Murata Manufacturing Co. Ltd.	900	44,202

Omron Corp.	1,100	51,479
		96,996

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	317

FlexShares® ESG & Climate Developed  Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Energy Equipment & Services – 0.1%

Tenaris SA	585	$9,080

Entertainment – 0.1%

Nintendo Co. Ltd.	400	16,335

Equity Real Estate Investment Trusts (REITs) – 1.5%

British Land Co. plc (The)	2,709	11,413

Dexus	5,328	26,438

Gecina SA	198	17,661

GPT Group (The)	13,968	38,496

Japan Real Estate Investment Corp.	9	37,723

Land Securities Group plc	1,062	6,975

Mirvac Group	11,007	14,570

Nippon Prologis REIT, Inc.	9	18,862

Segro plc	5,103	46,121

Stockland	792	1,823

Unibail-Rodamco-Westfield*	270	12,777

Vicinity Ltd.	21,348	26,551
		259,410

Food & Staples Retailing – 2.1%

Aeon Co. Ltd.	1,800	33,624

Carrefour SA	1,386	22,308

Jeronimo Martins SGPS SA	1,071	22,208

Loblaw Cos. Ltd.	495	40,506

Metro, Inc.	288	15,069

Tesco plc	42,417	105,048

Woolworths Group Ltd.	5,463	115,349
		354,112

Food Products – 2.5%

Nestle SA (Registered)	3,708	404,016

Orkla ASA	3,348	22,593
		426,609

Gas Utilities – 0.4%

AltaGas Ltd.	918	16,536

Enagas SA	765	12,419

Hong Kong & China Gas Co. Ltd.	63,000	48,635
		77,590

Health Care Equipment & Supplies – 2.1%

Coloplast A/S, Class B	261	29,106

Investments	Shares	Value

Health Care Equipment & Supplies – (continued)

Fisher & Paykel Healthcare Corp. Ltd.	1,656	$18,837

Koninklijke Philips NV	5,760	72,972

Olympus Corp.	2,700	57,039

Siemens Healthineers AG(a)	657	30,246

Sonova Holding AG (Registered)	342	80,891

Sysmex Corp.	900	48,610

Terumo Corp.	900	27,393
		365,094

Hotels, Restaurants & Leisure – 0.6%

Genting Singapore Ltd.	39,600	22,527

Oriental Land Co. Ltd.	200	26,844

Sands China Ltd.*	14,400	25,132

Whitbread plc	963	28,517
		103,020

Household Durables – 1.2%

Barratt Developments plc	828	3,586

Berkeley Group Holdings plc	198	7,913

Sekisui House Ltd.	2,700	44,959

Sony Group Corp.	2,200	147,836
		204,294

Household Products – 0.6%

Henkel AG & Co. KGaA (Preference)	1,017	64,109

Reckitt Benckiser Group plc	603	40,128
		104,237

Independent Power and Renewable Electricity Producers – 0.2%

EDP Renovaveis SA	1,656	34,878

Industrial Conglomerates – 1.7%

Hitachi Ltd.	3,900	177,374

Siemens AG (Registered)	1,098	120,067
		297,441

Insurance – 6.1%

AIA Group Ltd.	16,200	122,689

Allianz SE (Registered)	927	166,932

ASR Nederland NV	495	21,815

Aviva plc	15,768	75,904

AXA SA	5,769	142,545

Dai-ichi Life Holdings, Inc.	100	1,586

See Accompanying Notes to the Financial Statements.

318	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate  Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Insurance Australia Group Ltd.	5,859	$18,358

Japan Post Insurance Co. Ltd.	900	13,303

Legal & General Group plc	35,892	96,244

MS&AD Insurance Group Holdings, Inc.	2,500	66,286

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	180	47,571

NN Group NV	1,081	45,781

QBE Insurance Group Ltd.	2,619	20,499

Sun Life Financial, Inc.	1,854	78,643

Swiss Re AG	108	8,029

Zurich Insurance Group AG	297	126,813
		1,052,998

Interactive Media & Services – 0.2%

Z Holdings Corp.	15,300	39,589

Internet & Direct Marketing Retail – 0.3%

Rakuten Group, Inc.	6,300	28,229

Zalando SE* (a)	1,026	23,658
		51,887

IT Services – 2.4%

Capgemini SE	918	150,840

CGI, Inc.*	135	10,861

Fujitsu Ltd.	1,200	138,258

Nomura Research Institute Ltd.	1,800	40,024

Worldline SA* (a)	1,593	69,779
		409,762

Leisure Products – 0.2%

Yamaha Corp.	900	34,030

Machinery – 1.9%

Alstom SA	2,259	46,574

Atlas Copco AB, Class A	3,105	33,167

Epiroc AB, Class A	1,449	22,167

GEA Group AG	711	24,876

Hitachi Construction Machinery Co. Ltd.	900	17,645

Husqvarna AB, Class B	1,431	8,495

KION Group AG	612	13,591

Investments	Shares	Value

Machinery – (continued)

Komatsu Ltd.	2,700	$51,735

Kone OYJ, Class B	99	4,056

Kubota Corp.	900	12,573

SKF AB, Class B	1,530	22,125

Volvo AB, Class B	2,349	38,433

Yaskawa Electric Corp.	900	25,008
		320,445

Media – 1.2%

Dentsu Group, Inc.	1,200	37,421

Informa plc	3,114	19,920

Pearson plc	2,574	28,462

Publicis Groupe SA	1,080	60,565

WPP plc	6,660	58,737
		205,105

Metals & Mining – 2.7%

Anglo American plc	360	10,812

BlueScope Steel Ltd.	1,269	12,764

Fortescue Metals Group Ltd.	7,542	70,894

Fresnillo plc	1,890	15,863

Glencore plc	1,467	8,437

Hitachi Metals Ltd.*	1,000	14,613

Kinross Gold Corp.	9,612	34,811

Newcrest Mining Ltd.	3,447	38,243

Norsk Hydro ASA	4,248	26,959

Rio Tinto Ltd.	882	49,744

Rio Tinto plc	1,116	58,296

Sumitomo Metal Mining Co. Ltd.	200	5,627

Teck Resources Ltd., Class B	2,718	82,633

Wheaton Precious Metals Corp.	891	29,113
		458,809

Multiline Retail – 0.4%

Canadian Tire Corp. Ltd., Class A	333	37,276

Next plc	666	37,795
		75,071

Multi-Utilities – 0.2%

National Grid plc	2,988	32,627

Oil, Gas & Consumable Fuels – 6.4%

Ampol Ltd.	1,152	20,059

Enbridge, Inc.	5,949	231,497

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	319

FlexShares® ESG & Climate Developed  Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

ENEOS Holdings, Inc.	12,600	$41,521

Eni SpA	3,870	50,695

Neste OYJ	2,583	113,196

Pembina Pipeline Corp.	2,700	89,033

Repsol SA	4,113	55,875

Shell plc	11,736	324,834

TC Energy Corp.	162	7,107

TotalEnergies SE	2,619	142,626

Tourmaline Oil Corp.	297	16,713

Woodside Energy Group Ltd.	1	22
		1,093,178

Paper & Forest Products – 0.5%

Mondi plc	3,330	56,072

Stora Enso OYJ, Class R	72	939

UPM-Kymmene OYJ	1,107	37,101
		94,112

Personal Products – 2.3%

Kao Corp.	2,700	101,544

L’Oreal SA	558	175,432

Unilever plc	2,412	110,374
		387,350

Pharmaceuticals – 9.5%

AstraZeneca plc	2,196	259,258

Daiichi Sankyo Co. Ltd.	3,600	115,459

Eisai Co. Ltd.	100	6,038

GSK plc	6,570	108,080

Kyowa Kirin Co. Ltd.	900	21,223

Merck KGaA	171	27,886

Novartis AG (Registered)	2,268	183,344

Novo Nordisk A/S, Class B	2,583	280,879

Ono Pharmaceutical Co. Ltd.	1,900	44,689

Roche Holding AG	972	322,996

Sanofi	1,719	148,371

Takeda Pharmaceutical Co. Ltd.	3,700	97,532

UCB SA	216	16,293
		1,632,048

Professional Services – 2.3%

Adecco Group AG (Registered)	702	21,984

Experian plc	828	26,445

Investments	Shares	Value

Professional Services – (continued)

Randstad NV	558	$27,818

Recruit Holdings Co. Ltd.	2,100	64,850

RELX plc	7,515	202,553

Wolters Kluwer NV	550	58,463
		402,113

Real Estate Management & Development – 0.6%

City Developments Ltd.	2,700	14,558

Daiwa House Industry Co. Ltd.	3,600	72,952

New World Development Co. Ltd.	9,000	18,413
		105,923

Road & Rail – 2.5%

Canadian National Railway Co.	1,332	157,608

Canadian Pacific Railway Ltd.	1,296	96,493

Central Japan Railway Co.	300	34,847

East Japan Railway Co.	1,800	97,366

MTR Corp. Ltd.	6,500	28,609

West Japan Railway Co.	300	11,910
		426,833

Semiconductors & Semiconductor Equipment – 1.9%

Advantest Corp.	700	37,017

ASML Holding NV	531	250,861

STMicroelectronics NV	432	13,492

Tokyo Electron Ltd.	100	26,568
		327,938

Software – 2.2%

Open Text Corp.	1,836	53,113

SAP SE	2,763	266,718

WiseTech Global Ltd.	198	7,364

Xero Ltd.*	918	45,828
		373,023

Specialty Retail – 1.1%

Chow Tai Fook Jewellery Group Ltd.	3,600	6,164

H & M Hennes & Mauritz AB, Class B	2,619	26,355

Industria de Diseno Textil SA	6,183	140,185

Kingfisher plc	9,171	23,114
		195,818

Technology Hardware, Storage & Peripherals – 1.0%

Canon, Inc.	5,500	116,709

See Accompanying Notes to the Financial Statements.

320	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Technology Hardware, Storage & Peripherals – (continued)

Ricoh Co. Ltd.	3,600	$26,400

Seiko Epson Corp.	1,800	24,535
		167,644

Textiles, Apparel & Luxury Goods – 2.6%

adidas AG	198	19,370

Burberry Group plc	1,773	37,050

Cie Financiere Richemont SA (Registered)	765	74,868

Kering SA	279	127,865

LVMH Moet Hennessy Louis Vuitton SE	306	193,256
		452,409

Trading Companies & Distributors – 0.9%

Ferguson plc	243	26,607

ITOCHU Corp.	4,500	116,530

Rexel SA	864	15,461
		158,598

Transportation Infrastructure – 1.2%

Atlantia SpA	1,494	33,341

Getlink SE	2,574	40,781

Transurban Group	14,913	126,449
		200,571

Water Utilities – 0.2%

Severn Trent plc	576	16,599

United Utilities Group plc	990	10,708
		27,307

Wireless Telecommunication Services – 0.9%

Rogers Communications, Inc., Class B	216	8,980

SoftBank Corp.	9,000	88,737

Vodafone Group plc	49,383	57,790
		155,507
TOTAL COMMON STOCKS (Cost $20,549,885)		17,060,066

Total Investments – 99.4% (Cost $20,549,885)		17,060,066

Other assets less liabilities – 0.6%		108,854
Net Assets – 100.0%		$17,168,920
*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$93,375
Aggregate gross unrealized depreciation	(3,618,206)
Net unrealized depreciation	$(3,524,831)
Federal income tax cost	$20,582,911

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	321

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Futures Contracts

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund had the following open futures contract as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	1	12/16/2022	USD	$87,795	$(4,776)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund had the following outstanding contracts as of October 31, 2022:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	25,994	JPMorgan Chase Bank	USD	16,383	12/21/2022	$266
GBP	11,280	Citibank NA	USD	12,923	12/21/2022	87
GBP	11,094	JPMorgan Chase Bank	USD	12,506	12/21/2022	289
USD	26,247	Morgan Stanley	AUD	39,202	12/21/2022	1,138
USD	8,791	Citibank NA	CAD	11,674	12/21/2022	228
USD	20,390	Citibank NA	CHF	19,548	12/21/2022	735
USD	7,613	Morgan Stanley	DKK	56,285	12/21/2022	108
USD	7,028	Goldman Sachs & Co.	HKD	55,077	12/21/2022	7
USD	2,509	BNP Paribas SA	ILS	8,590	12/21/2022	58
USD	3,735	Bank of New York	JPY	529,800	12/21/2022	147
USD	17,436	Citibank NA	JPY	2,500,569	12/21/2022	503
USD	299	Citibank NA	NZD	502	12/21/2022	7
USD	4,769	Morgan Stanley	SEK	51,285	12/21/2022	108
USD	7,511	JPMorgan Chase Bank	SGD	10,575	12/21/2022	36
Total unrealized appreciation						$3,717
CAD	2,016	Toronto-Dominion Bank (The)	USD	1,515	12/21/2022	$(36)
EUR	84	Morgan Stanley	USD	85	12/21/2022	(1)
JPY	1,385,996	Citibank NA	USD	9,790	12/21/2022	(404)
NOK	23,302	Morgan Stanley	USD	2,268	12/21/2022	(22)
USD	7,692	Bank of Montreal	EUR	7,816	12/21/2022	(65)
USD	22,929	Bank of New York	GBP	20,101	12/21/2022	(255)
USD	16,753	Bank of Montreal	JPY	2,495,187	12/21/2022	(144)
Total unrealized depreciation						$(927)
Net unrealized appreciation						$2,790

See Accompanying Notes to the Financial Statements.

322	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate  Developed Markets ex-US Core Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.4%
Others(1)	0.6
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	323

Schedule of Investments

FlexShares® ESG & Climate Emerging Markets Core Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.9%

Air Freight & Logistics – 0.4%

Hyundai Glovis Co. Ltd.	64	$7,818

ZTO Express Cayman, Inc., ADR	520	8,783
		16,601

Airlines – 0.1%

Korean Air Lines Co. Ltd.*	142	2,303

Auto Components – 0.5%

Hankook Tire & Technology Co. Ltd.	276	7,082

Hanon Systems	558	3,056

Hyundai Mobis Co. Ltd.	54	8,302
		18,440

Automobiles – 1.3%

Hero MotoCorp Ltd.	380	12,288

Li Auto, Inc., ADR*	656	8,935

Mahindra & Mahindra Ltd.	368	5,995

NIO, Inc., ADR*	1,624	15,704

XPeng, Inc., Class A*	2,200	7,119
		50,041

Banks – 17.8%

Agricultural Bank of China Ltd., Class H	49,000	13,982

Akbank TAS	10,592	8,324

Al Rajhi Bank*	270	6,122

Alinma Bank	2,090	20,858

Axis Bank Ltd.	1,512	16,549

Banco Bradesco SA*	5,000	15,856

Banco Bradesco SA (Preference)	10,600	40,119

Banco do Brasil SA	1,800	12,699

Bancolombia SA	918	6,674

Bancolombia SA (Preference)	1,498	9,587

Bank AlBilad*	1,764	23,801

Bank Al-Jazira	158	983

Bank of the Philippine Islands	4,020	6,660

Bank Polska Kasa Opieki SA	110	1,808

Bank Rakyat Indonesia Persero Tbk. PT	89,400	26,652

Banque Saudi Fransi	332	3,817

China Construction Bank Corp., Class H	86,000	45,685

Investments	Shares	Value

Banks – (continued)

CIMB Group Holdings Bhd.	14,713	$17,178

Commercial International Bank Egypt SAE	8,921	11,969

CTBC Financial Holding Co. Ltd.	54,000	34,187

E.Sun Financial Holding Co. Ltd.	46,000	33,120

First Abu Dhabi Bank PJSC	9,484	46,219

First Financial Holding Co. Ltd.	36,000	27,652

Grupo Financiero Banorte SAB de CV, Class O	600	4,868

Industrial & Commercial Bank of China Ltd., Class H	68,000	29,539

Itau Unibanco Holding SA (Preference)*	2,600	15,063

KB Financial Group, Inc.	1,042	35,149

Mega Financial Holding Co. Ltd.	36,900	34,240

Nedbank Group Ltd.	1,654	19,581

OTP Bank Nyrt.	790	17,193

Santander Bank Polska SA	118	6,287

Shinhan Financial Group Co. Ltd.	1,068	27,216

SinoPac Financial Holdings Co. Ltd.	6,040	3,018

Standard Bank Group Ltd.	3,768	35,194

State Bank of India	1,822	12,630

Turkiye Is Bankasi A/S, Class C	12,320	6,172

Yapi ve Kredi Bankasi A/S	9,676	4,790

Yes Bank Ltd.*	39,544	7,429
		688,870

Beverages – 0.6%

Coca-Cola Femsa SAB de CV	1,800	11,318

United Spirits Ltd.*	1,056	11,435
		22,753

Biotechnology – 0.4%

BeiGene Ltd.*	1,200	15,134

Capital Markets – 0.6%

B3 SA – Brasil Bolsa Balcao	3,400	9,745

Mirae Asset Securities Co. Ltd.	1,014	4,520

Saudi Tadawul Group Holding Co.	128	7,399
		21,664

See Accompanying Notes to the Financial Statements.

324	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – 3.7%

Asian Paints Ltd.	1,068	$40,096

Indorama Ventures PCL, NVDR	5,800	6,401

LG Chem Ltd.	56	24,610

Orbia Advance Corp. SAB de CV	3,400	5,730

PI Industries Ltd.	56	2,193

PTT Global Chemical PCL, NVDR	7,800	8,915

SABIC Agri-Nutrients Co.	68	2,877

Sahara International Petrochemical Co.	1,284	13,856

Sociedad Quimica y Minera de Chile SA (Preference), Class B	308	29,305

Yanbu National Petrochemical Co.	916	10,897
		144,880

Commercial Services & Supplies – 0.0%(a)

China Everbright Environment Group Ltd.	4,000	1,330

Construction & Engineering – 0.4%

Hyundai Engineering & Construction Co. Ltd.	276	6,762

Samsung Engineering Co. Ltd.*	422	7,066
		13,828

Construction Materials – 0.9%

Siam Cement PCL (The), NVDR	2,800	23,836

UltraTech Cement Ltd.	122	9,897
		33,733

Consumer Finance – 0.0%(a)

Bajaj Finance Ltd.	12	1,036

Containers & Packaging – 0.4%

Klabin SA	2,400	9,889

SCG Packaging PCL, NVDR	4,800	6,558
		16,447

Diversified Financial Services – 1.9%

FirstRand Ltd.	9,900	34,666

Housing Development Finance Corp. Ltd.	536	15,992

Yuanta Financial Holding Co. Ltd.	39,140	23,929
		74,587

Investments	Shares	Value

Diversified Telecommunication Services – 1.4%

Chunghwa Telecom Co. Ltd.	5,000	$17,224

Hellenic Telecommunications Organization SA	712	11,189

LG Uplus Corp.	638	5,128

Saudi Telecom Co.	460	4,946

Telefonica Brasil SA	1,800	14,171
		52,658

Electric Utilities – 1.4%

Adani Transmission Ltd.*	44	1,780

Centrais Eletricas Brasileiras SA	1,600	15,191

Centrais Eletricas Brasileiras SA (Preference), Class B	900	9,145

CEZ A/S	114	3,728

Cia Energetica de Minas Gerais	1,000	3,295

Cia Energetica de Minas Gerais (Preference)	5,000	10,834

Cia Paranaense de Energia (Preference)	5,800	8,180

Power Grid Corp. of India Ltd.	1,062	2,927
		55,080

Electrical Equipment – 0.8%

CG Power & Industrial Solutions Ltd.*	2,020	6,345

Doosan Enerbility Co. Ltd.*	120	1,116

Havells India Ltd.	884	12,989

Xinjiang Goldwind Science & Technology Co. Ltd., Class H	2,800	2,429

Zhuzhou CRRC Times Electric Co. Ltd., Class H	2,000	8,675
		31,554

Electronic Equipment, Instruments & Components – 2.1%

AUO Corp.	19,200	10,070

Delta Electronics Thailand PCL, NVDR	800	12,191

Delta Electronics, Inc.	5,000	39,957

Hon Hai Precision Industry Co. Ltd.	3,000	9,543

Samsung SDI Co. Ltd.	18	9,313
		81,074

Energy Equipment & Services – 0.0%(a)

Dialog Group Bhd.	3,000	1,307

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	325

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Entertainment – 0.6%

Kingsoft Corp. Ltd.	3,200	$9,681

NetEase, Inc., ADR	206	11,458
		21,139

Food & Staples Retailing – 2.3%

CP ALL PCL, NVDR	13,000	20,494

Ghitha Holding PJSC*	44	838

Nahdi Medical Co.	20	1,054

Shoprite Holdings Ltd.	1,138	14,484

Sun Art Retail Group Ltd.	7,000	1,115

Wal-Mart de Mexico SAB de CV	13,000	50,123
		88,108

Food Products – 1.2%

Almarai Co. JSC	58	869

Charoen Pokphand Foods PCL, NVDR	6,200	4,113

CJ CheilJedang Corp.	28	8,138

Grupo Bimbo SAB de CV, Series A	2,000	7,729

Marico Ltd.	1,836	11,635

Nestle India Ltd.	28	6,888

Nestle Malaysia Bhd.	300	8,439
		47,811

Gas Utilities – 0.4%

ENN Energy Holdings Ltd.	1,400	13,920

GAIL India Ltd.	2,931	3,233
		17,153

Health Care Equipment & Supplies – 0.0%(a)

Microport Scientific Corp.*	600	1,267

Health Care Providers & Services – 0.5%

Apollo Hospitals Enterprise Ltd.	84	4,584

Dr Sulaiman Al Habib Medical Services Group Co.	88	5,307

Sinopharm Group Co. Ltd., Class H	4,800	9,148
		19,039

Hotels, Restaurants & Leisure – 1.8%

Genting Bhd.	7,400	6,949

Jubilant Foodworks Ltd.	622	4,583

Kangwon Land, Inc.*	336	5,425

OPAP SA	110	1,348

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Trip.com Group Ltd.*	350	$7,723

Yum China Holdings, Inc.	1,010	41,764
		67,792

Household Durables – 0.8%

Arcelik A/S	594	2,511

Coway Co. Ltd.	202	7,842

LG Electronics, Inc.	378	21,654
		32,007

Household Products – 0.2%

Unilever Indonesia Tbk. PT	26,800	7,973

Independent Power and Renewable Electricity Producers –1.4%

Adani Green Energy Ltd.*	1,106	28,097

China Longyuan Power Group Corp. Ltd., Class H	12,000	13,712

Energy Absolute PCL, NVDR	5,200	13,185
		54,994

Industrial Conglomerates – 2.2%

Far Eastern New Century Corp.	12,000	11,973

International Holding Co. PJSC*	350	38,401

Samsung C&T Corp.	232	19,300

Siemens Ltd.	224	7,917

Turkiye Sise ve Cam Fabrikalari A/S	4,658	8,318
		85,909

Insurance – 3.0%

Cathay Financial Holding Co. Ltd.	26,000	30,500

Fubon Financial Holding Co. Ltd.	22,050	34,899

ICICI Prudential Life Insurance Co. Ltd.(b)	1,062	6,512

Ping An Insurance Group Co. of China Ltd., Class H	9,500	38,001

Powszechny Zaklad Ubezpieczen SA	450	2,527

Sanlam Ltd.	1,186	3,449
		115,888

Interactive Media & Services – 4.6%

Baidu, Inc., ADR*	318	24,350

NAVER Corp.	138	16,421

Tencent Holdings Ltd.	5,200	136,196
		176,967

See Accompanying Notes to the Financial Statements.

326	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – 7.1%

Alibaba Group Holding Ltd., ADR*	1,936	$123,091

Alibaba Health Information Technology Ltd.*	14,000	5,921

JD.com, Inc., ADR	486	18,123

Meituan, Class B* (b)	3,200	50,875

Naspers Ltd., Class N	272	28,123

Pinduoduo, Inc., ADR*	308	16,888

Prosus NV*	448	19,500

Vipshop Holdings Ltd., ADR*	1,514	10,552
		273,073

IT Services – 3.4%

Arabian Internet & Communications Services Co.	44	2,904

Elm Co.	14	1,233

HCL Technologies Ltd.	474	5,962

Infosys Ltd.	4,054	75,306

Tech Mahindra Ltd.	1,932	24,819

Wipro Ltd.	4,882	22,798
		133,022

Life Sciences Tools & Services – 1.0%

Divi’s Laboratories Ltd.	482	21,014

Wuxi Biologics Cayman, Inc.* (b)	4,000	18,090
		39,104

Machinery – 0.0%(a)

Weichai Power Co. Ltd., Class H	1,000	958

Marine – 0.2%

COSCO SHIPPING Holdings Co. Ltd., Class H	1,000	1,079

MISC Bhd.	4,400	6,728
		7,807

Media – 0.3%

China Literature Ltd.* (b)	1,200	3,233

Grupo Televisa SAB, Series CPO	7,400	7,837
		11,070

Metals & Mining – 3.0%

Anglo American Platinum Ltd.	184	14,629

AngloGold Ashanti Ltd.	136	1,785

Investments	Shares	Value

Metals & Mining – (continued)

Gold Fields Ltd.	3,224	$26,050

Grupo Mexico SAB de CV, Series B	4,000	14,475

Hindalco Industries Ltd.	4,888	23,954

JSW Steel Ltd.	1,218	9,917

Kumba Iron Ore Ltd.	244	4,594

POSCO Holdings, Inc.	84	14,683

Press Metal Aluminium Holdings Bhd.	5,600	5,152
		115,239

Multiline Retail – 0.3%

Woolworths Holdings Ltd.	3,332	11,439

Oil, Gas & Consumable Fuels – 4.7%

Bharat Petroleum Corp. Ltd.	1,588	5,825

Empresas Copec SA	1,292	8,901

Hindustan Petroleum Corp. Ltd.	874	2,258

Indian Oil Corp. Ltd.	2,406	1,984

MOL Hungarian Oil & Gas plc	1,438	8,609

Petroleo Brasileiro SA	800	5,071

Petroleo Brasileiro SA (Preference)	1,600	9,090

Petronas Dagangan Bhd.	1,000	4,585

Polski Koncern Naftowy ORLEN SA	1,806	20,788

PTT Exploration & Production PCL, NVDR	5,000	23,844

PTT PCL, NVDR	21,800	20,620

Reliance Industries Ltd.	1,054	32,464

SK Innovation Co. Ltd.*	196	23,804

Thai Oil PCL, NVDR	4,173	5,975

Ultrapar Participacoes SA	2,600	6,645
		180,463

Paper & Forest Products – 0.2%

Empresas CMPC SA	3,974	6,303

Suzano SA	200	2,028
		8,331

Personal Products – 1.6%

AMOREPACIFIC Group	52	902

Colgate-Palmolive India Ltd.	38	749

Godrej Consumer Products Ltd.*	500	5,009

Hindustan Unilever Ltd.	1,628	50,165

LG H&H Co. Ltd.	14	5,012
		61,837

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	327

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – 2.1%

Aspen Pharmacare Holdings Ltd.	1,302	$10,716

China Medical System Holdings Ltd.	5,000	5,459

Cipla Ltd.	438	6,177

CSPC Pharmaceutical Group Ltd.	32,000	32,898

Dr Reddy’s Laboratories Ltd.	420	22,496

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,500	3,787
		81,533

Real Estate Management & Development – 1.3%

Aldar Properties PJSC	5,528	6,502

China Overseas Land & Investment Ltd.	10,000	19,083

DLF Ltd.	2,226	10,366

Longfor Group Holdings Ltd.(c)	4,000	5,096

NEPI Rockcastle NV	1,564	7,872
		48,919

Road & Rail – 0.8%

BTS Group Holdings PCL, NVDR	29,400	6,411

Full Truck Alliance Co. Ltd., ADR*	992	4,722

Rumo SA	4,600	19,409
		30,542

Semiconductors & Semiconductor Equipment – 8.1%

Flat Glass Group Co. Ltd., Class H	2,000	4,683

GCL Technology Holdings Ltd.*	72,000	18,253

SK Hynix, Inc.	398	23,107

Taiwan Semiconductor Manufacturing Co. Ltd.	19,000	229,963

United Microelectronics Corp.*	17,000	20,628

Xinyi Solar Holdings Ltd.	18,000	17,863
		314,497

Specialty Retail – 0.6%

GOME Retail Holdings Ltd.*	62,000	1,011

Home Product Center PCL, NVDR	1,800	690

Lojas Renner SA*	3,600	21,200
		22,901

Technology Hardware, Storage & Peripherals – 5.0%

Asustek Computer, Inc.	1,000	7,324

Lenovo Group Ltd.	26,000	20,800

Samsung Electronics Co. Ltd.	3,382	141,031

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – (continued)

Samsung Electronics Co. Ltd. (Preference)	654	$24,471
		193,626

Textiles, Apparel & Luxury Goods – 1.1%

Feng TAY Enterprise Co. Ltd.	2,000	9,962

Li Ning Co. Ltd.	3,500	18,102

LPP SA	4	6,950

Page Industries Ltd.	12	7,215
		42,229

Transportation Infrastructure – 1.6%

Abu Dhabi Ports Co. PJSC*	3,300	5,103

Airports of Thailand PCL, NVDR*	10,000	19,443

CCR SA	4,400	10,867

Grupo Aeroportuario del Pacifico SAB de CV, Class B	600	9,277

Grupo Aeroportuario del Sureste SAB de CV, Class B	150	3,504

Malaysia Airports Holdings Bhd.*	2,600	3,288

Taiwan High Speed Rail Corp.	9,000	7,849

Westports Holdings Bhd.	800	569
		59,900

Wireless Telecommunication Services – 2.8%

Advanced Info Service PCL, NVDR	1,400	7,026

Bharti Airtel Ltd.	3,980	40,003

Etihad Etisalat Co.	1,382	13,461

Mobile Telecommunications Co. KSCP	7,538	14,577

Taiwan Mobile Co. Ltd.	6,000	17,708

Vodacom Group Ltd.	2,254	15,370
		108,145
Total Common Stocks (Cost $4,923,430)		3,824,002

Total Investments – 98.9% (Cost $4,923,430)		3,824,002

Other assets less liabilities – 1.1%		43,733
Net Assets – 100.0%		$3,867,735

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

See Accompanying Notes to the Financial Statements.

328	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$63,241
Aggregate gross unrealized depreciation	(1,171,602)
Net unrealized depreciation	$(1,108,361)
Federal income tax cost	$4,925,550

Futures Contracts

FlexShares® ESG & Climate Emerging Markets Core Index Fund had the following open futures contract as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	1	12/16/2022	USD	$42,680	$(6,812)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	329

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

FlexShares® ESG & Climate Emerging Markets Core Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Brazil	6.2%
Chile	1.1
China	22.4
Colombia	0.4
Czech Republic	0.1
Egypt	0.3
Greece	0.3
Hungary	0.7
India	15.6
Indonesia	0.9
Kuwait	0.4
Malaysia	1.4
Mexico	3.0
Philippines	0.2
Poland	1.0
Saudi Arabia	3.1
South Africa	6.4
South Korea	11.9
Taiwan	15.6
Thailand	4.6
Turkey	0.8
United Arab Emirates	2.5
Other[1]	1.1
100.0%

[1]	Includes any non-equity securities and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.9%
Others(1)	1.1
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

330	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.8%

Building Products – 0.2%

Steico SE	23,142	$1,017,821

UFP Industries, Inc.(a)	198,360	14,129,183
		15,147,004

Chemicals – 15.1%

CF Industries Holdings, Inc.(a)	988,494	105,037,372

Corteva, Inc.(a)	3,362,202	219,686,279

Fertiglobe plc	7,230,222	10,019,420

FMC Corp.(a)	588,468	69,968,845

ICL Group Ltd.	4,565,586	41,407,446

K+S AG (Registered)	1,216,608	26,886,436

Mosaic Co. (The)	1,715,814	92,225,002

Nutrien Ltd.	3,487,830	294,332,401

PhosAgro PJSC‡	308,581	—

PI Industries Ltd.	525,654	20,587,043

Qinghai Salt Lake Industry Co. Ltd., Class A*	2,644,800	7,794,597

SABIC Agri-Nutrients Co.	1,292,646	54,698,065

Scotts Miracle-Gro Co. (The)(a)	218,196	10,017,378

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	991,800	3,557,576

UPL Ltd.	3,540,726	31,233,586

Yara International ASA	1,031,472	46,033,463
		1,033,484,909

Equity Real Estate Investment Trusts (REITs) – 1.0%

Weyerhaeuser Co.	2,248,080	69,533,114

Food Products – 9.6%

Archer-Daniels-Midland Co.(a)	2,651,412	257,133,936

Bakkafrost P/F	340,518	17,014,682

Bunge Ltd.	737,238	72,765,391

Charoen Pokphand Indonesia Tbk. PT	44,300,400	15,834,251

IOI Corp. Bhd.	20,827,800	17,973,228

Kuala Lumpur Kepong Bhd.	3,636,600	16,675,442

Mowi ASA	2,952,258	44,027,528

Investments	Shares	Value

Food Products – (continued)

Muyuan Foods Co. Ltd., Class A	2,644,800	$16,951,709

New Hope Liuhe Co. Ltd., Class A*	2,314,200	4,087,090

PPB Group Bhd.	4,628,400	16,348,198

Salmar ASA	380,190	12,879,181

Tongwei Co. Ltd., Class A	1,983,600	11,822,350

Tyson Foods, Inc., Class A	1,391,826	95,131,307

Wilmar International Ltd.	19,836,000	54,387,450
		653,031,743

Industrial Conglomerates – 4.6%

International Holding Co. PJSC*	2,833,242	310,857,877

Metals & Mining – 28.5%

Agnico Eagle Mines Ltd.(a)	1,352,154	59,407,345

Alcoa Corp.	492,594	19,225,944

Anglo American plc	4,165,560	125,104,117

AngloGold Ashanti Ltd.	1,269,504	16,666,752

Barrick Gold Corp.	5,243,316	78,762,175

BHP Group Ltd.	13,554,600	323,817,390

Boliden AB	866,172	25,208,106

First Quantum Minerals Ltd.(a)	1,854,666	32,673,013

Fortescue Metals Group Ltd.(a)	6,023,532	56,620,689

Franco-Nevada Corp.	571,938	70,579,761

Freeport-McMoRan, Inc.(a)	3,881,244	122,996,622

Glencore plc	33,979,068	195,413,391

Gold Fields Ltd.	2,734,062	22,091,191

Grupo Mexico SAB de CV, Series B	9,256,800	33,498,713

Hindalco Industries Ltd.	4,506,078	22,081,973

Impala Platinum Holdings Ltd.	2,545,620	26,055,292

MMC Norilsk Nickel PJSC‡	46,158	—

MMC Norilsk Nickel PJSC, ADR‡	1,231,473	—

Newcrest Mining Ltd.(a)	2,902,668	32,203,527

Newmont Corp.(a)	1,986,906	84,085,862

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	331

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Norsk Hydro ASA	4,605,258	$29,225,672

Rio Tinto plc	3,358,896	175,457,809

Royal Gold, Inc.(a)	165,300	15,696,888

Saudi Arabian Mining Co.*	2,585,292	57,587,774

Sibanye Stillwater Ltd.	8,222,022	19,296,194

South32 Ltd.(a)	14,711,700	33,866,628

Sumitomo Metal Mining Co. Ltd.	906,900	25,516,573

Teck Resources Ltd., Class B(a)	1,484,394	45,128,712

Vale SA	12,036,234	153,983,970

Wheaton Precious Metals Corp.(a)	1,312,482	42,885,028

Zijin Mining Group Co. Ltd., Class A	4,959,000	5,381,207
		1,950,518,318

Multi-Utilities – 0.9%

Veolia Environnement SA	2,866,302	63,995,428

Oil, Gas & Consumable Fuels – 32.9%

APA Corp.(a)	307,458	13,977,041

BP plc	23,707,326	130,963,472

Cameco Corp.(a)	1,203,384	28,504,334

Canadian Natural Resources Ltd.(a)	1,434,804	85,948,341

Cenovus Energy, Inc.(a)	1,570,350	31,705,171

Chevron Corp.	1,692,672	306,204,365

China Petroleum & Chemical Corp., Class H	33,060,000	13,055,791

ConocoPhillips	1,120,734	141,313,350

Coterra Energy, Inc.(a)	724,014	22,538,556

Devon Energy Corp.(a)	535,572	41,426,494

Diamondback Energy, Inc.(a)	145,464	22,853,849

Eni SpA	3,058,050	40,059,204

Enviva, Inc.(a)	89,262	5,341,438

EOG Resources, Inc.	515,736	70,408,279

EQT Corp.(a)	261,174	10,927,520

Equinor ASA	1,391,826	50,917,443

Exxon Mobil Corp.	3,507,666	388,684,470

Gazprom PJSC‡	15,937,700	—

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Hess Corp.	241,338	$34,047,965

Inpex Corp.	1,322,400	13,505,589

LUKOIL PJSC‡	214,305	—

LUKOIL PJSC, ADR‡	269,035	—

Marathon Oil Corp.	618,222	18,824,860

Novatek PJSC‡	1,237,715	—

Occidental Petroleum Corp.(a)	816,582	59,283,853

Ovintiv, Inc.(a)	231,420	11,721,423

Petroleo Brasileiro SA (Preference)	5,620,200	31,928,755

Pioneer Natural Resources Co.(a)	204,972	52,556,871

Repsol SA	1,676,142	22,770,173

Rosneft Oil Co. PJSC‡	2,926,433	—

Santos Ltd.	3,686,190	18,149,933

Saudi Arabian Oil Co.(b)	2,624,964	24,380,579

Shell plc	9,260,106	256,305,418

Suncor Energy, Inc.	1,785,240	61,329,384

Tatneft PJSC‡	2,021,036	–

TotalEnergies SE	2,978,706	162,214,625

Tourmaline Oil Corp.(a)	373,578	21,022,578

Woodside Energy Group Ltd.(a)	2,287,753	52,635,266
		2,245,506,390

Paper & Forest Products – 3.3%

Canfor Corp.* (a)	247,950	3,720,931

Chengxin Lithium Group Co. Ltd., Class A	330,600	1,957,709

Dongwha Enterprise Co. Ltd.*	26,448	1,219,863

Interfor Corp.* (a)	211,584	3,753,772

Mondi plc	1,828,218	30,784,437

Stella-Jones, Inc.(a)	234,726	7,060,451

Stora Enso OYJ, Class R	2,426,604	31,634,026

Suzano SA	2,975,400	30,166,522

Svenska Cellulosa AB SCA, Class B	2,446,440	28,846,891

UPM-Kymmene OYJ	2,013,354	67,477,456

West Fraser Timber Co. Ltd.(a)	267,786	20,081,251
		226,703,309

See Accompanying Notes to the Financial Statements.

332	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Water Utilities – 3.7%

American States Water Co.(a)	119,016	$10,766,187

American Water Works Co., Inc.(a)	568,632	82,644,975

Beijing Enterprises Water Group Ltd.(a)	19,836,000	4,169,430

California Water Service Group(a)	171,912	10,668,859

China Water Affairs Group Ltd.(a)	3,640,000	2,578,189

Cia de Saneamento Basico do Estado de Sao Paulo*	1,476,573	16,912,104

Cia de Saneamento de Minas Gerais-COPASA*	991,800	2,903,244

Cia de Saneamento do Parana	991,800	3,617,714

Essential Utilities, Inc.(a)	750,462	33,185,430

Guangdong Investment Ltd.	13,224,000	8,338,860

Pennon Group plc	1,153,794	11,125,523

Severn Trent plc	1,094,286	31,535,452

TTW PCL, NVDR	6,281,400	1,435,843

United Utilities Group plc	2,939,034	31,787,951
		251,669,761
TOTAL COMMON STOCKS (Cost $5,959,339,348)		6,820,447,853
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 2.9%

CERTIFICATES OF DEPOSIT – 0.3%

Barclays Bank plc, New York (SOFR + 0.52%), 3.56%, 4/5/2023(d)	$3,000,000	2,997,294

Credit Agricole CIB, New York (SOFR + 0.68%), 3.73%, 4/25/2023(d)	6,000,000	5,999,400

Investments	Principal Amount	Value

CERTIFICATES OF DEPOSIT – (continued)

MUFG Bank Ltd., New York Branch (SOFR + 0.59%), 3.63%, 2/10/2023(d)	$3,000,000	$3,000,069

Royal Bank of Canada (US Federal Funds Effective Rate (continuous series) + 0.37%), 3.45%, 12/2/2022(d)	4,000,000	4,000,000

The Sumitomo Bank Ltd., New York (SOFR + 0.75%), 3.80%, 4/21/2023(d)	3,000,000	3,000,021
TOTAL CERTIFICATES OF DEPOSIT (Cost $19,000,000)		18,996,784

COMMERCIAL PAPER – 0.0%(e)

Macquarie Bank Ltd. (SOFR + 0.31%), 3.35%, 11/3/2022(d) (Cost $3,000,000)	3,000,000	3,000,000

REPURCHASE AGREEMENTS – 2.6%
BofA Securities, Inc., 3.52%, dated 10/31/2022, due 1/31/2023, repurchase price $8,071,964, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 4.13%, maturing 11/15/2023 – 2/15/2051; total market value $8,112,388	8,000,000	8,000,000

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	333

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

CF Secured LLC, 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $50,004,167, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2022 – 8/15/2052; total market value $50,728,384	$50,000,000	$50,000,000

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $118,134,878, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $118,964,041	118,125,034	118,125,034

TD Prime Services LLC, 3.15%, dated 10/31/2022, due 11/1/2022, repurchase price $2,000,175, collateralized by various Common Stocks; total market value $2,187,307	2,000,000	2,000,000
Total Repurchase Agreements (Cost $178,125,034)		178,125,034
Total Securities Lending Reinvestments (Cost $200,125,034)		200,121,818
Total Investments – 102.7% (Cost $6,159,464,382)		7,020,569,671

Liabilities in excess of other assets – (2.7%)		(185,717,677)
Net Assets – 100.0%		$6,834,851,994
*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $464,678,070, collateralized in the form of cash with a value of $200,125,034 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $267,069,888 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 10, 2022 – May 15, 2052 and $11,930,082 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from April 19, 2023 – June 30, 2120; a total value of $479,125,004.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $200,121,818.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2022.

(e)	Represents less than 0.05% of net assets.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SOFR – Secured Overnight Financing Rate

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,481,067,709
Aggregate gross unrealized depreciation	(663,239,666)
Net unrealized appreciation	$817,828,043
Federal income tax cost	$6,202,409,531

See Accompanying Notes to the Financial Statements.

334	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Futures Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
FTSE 100 Index	33	12/16/2022	GBP	$2,700,462	$(53,572)
FTSE/JSE Top 40 Index	16	12/15/2022	ZAR	526,426	(24,550)
MSCI Emerging Markets E-Mini Index	30	12/16/2022	USD	1,280,400	(169,207)
Russell 2000 E-Mini Index	8	12/16/2022	USD	741,200	49,771
S&P Midcap 400 E-Mini Index	5	12/16/2022	USD	1,219,800	(7,829)
S&P/TSX 60 Index	57	12/15/2022	CAD	9,841,751	141,290
SPI 200 Index	5	12/15/2022	AUD	548,009	20,510
					$(43,587)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following outstanding contracts as of October 31, 2022:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	1,500,000	Toronto-Dominion Bank (The)	USD	949,882	12/21/2022	$10,875
BRL*	15,890,000	JPMorgan Chase Bank	USD	2,970,710	12/21/2022	25,561
GBP	4,319,860	Bank of New York	USD	4,927,595	12/21/2022	54,819
GBP	8,500,000	Toronto-Dominion Bank (The)	USD	9,655,601	12/21/2022	148,079
INR*	76,150,000	Goldman Sachs & Co.	USD	909,982	12/21/2022	6,077
MXN	2,080,000	Goldman Sachs & Co.	USD	101,631	12/21/2022	2,218
USD	2,659,999	Citibank NA	AUD	3,960,000	12/21/2022	123,603
USD	6,679,780	Citibank NA	CAD	8,870,000	12/21/2022	173,236
USD	168,490	Citibank NA	CHF	161,534	12/21/2022	6,078
USD	3,402,650	Citibank NA	EUR	3,370,000	12/21/2022	57,843
USD	2,224,602	Goldman Sachs & Co.	HKD	17,434,345	12/21/2022	2,199
USD	1,157,537	Citibank NA	INR*	93,074,290	12/21/2022	37,885
USD	369,263	Bank of New York	JPY	52,379,584	12/21/2022	14,556
USD	252,573	Morgan Stanley	KRW*	350,052,156	12/21/2022	6,574
USD	1,120,929	Citibank NA	TWD*	35,000,000	12/21/2022	30,056
Total unrealized appreciation						$699,659
AUD	3,503,480	Morgan Stanley	USD	2,345,730	12/21/2022	$(101,737)
BRL*	60,000,000	JPMorgan Chase Bank	USD	11,436,457	12/21/2022	(122,659)
CAD	10,969,539	Toronto-Dominion Bank (The)	USD	8,240,828	12/21/2022	(194,178)
EUR	3,568,602	Morgan Stanley	USD	3,588,053	12/21/2022	(46,128)
NOK	20,291,048	Morgan Stanley	USD	1,974,529	12/21/2022	(19,390)
NZD	126,346	Citibank NA	USD	75,152	12/21/2022	(1,694)
SEK	3,099,173	Morgan Stanley	USD	288,212	12/21/2022	(6,547)
SGD	79,915	JPMorgan Chase Bank	USD	56,761	12/21/2022	(271)
TWD*	28,770,000	JPMorgan Chase Bank	USD	897,884	12/21/2022	(1,186)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	335

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	13,670,858	Citibank NA	BRL*	73,800,760	12/21/2022	$(245,257)
USD	1,814,367	Morgan Stanley	CAD	2,500,000	12/21/2022	(19,495)
USD	1,209,420	JPMorgan Chase Bank	EUR	1,230,000	12/21/2022	(11,385)
USD	8,019,802	Citibank NA	GBP	7,000,000	12/21/2022	(53,817)
USD	5,354,789	Morgan Stanley	GBP	4,750,000	12/21/2022	(123,738)
USD	1,575,693	Morgan Stanley	NOK	16,680,000	12/21/2022	(31,504)
ZAR	5,390,000	JPMorgan Chase Bank	USD	301,341	12/21/2022	(9,183)
Total unrealized depreciation						$(988,169)
Net unrealized depreciation						$(288,510)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

336	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

FlexShares® Morningstar Global Upstream Natural Resources Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Australia	7.6%
Brazil	3.5
Canada	13.0
China	1.2
Finland	1.5
France	3.3
Germany	0.4
India	1.1
Indonesia	0.2
Israel	0.6
Italy	0.6
Japan	0.6
Malaysia	0.7
Mexico	0.5
Norway	2.9
Saudi Arabia	2.0
Singapore	0.8
South Africa	1.2
South Korea	0.0	†
Spain	0.3
Sweden	0.8
Thailand	0.0	†
United Arab Emirates	4.7
United Kingdom	14.5
United States	37.8
Other[1]	0.2
	100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.8%
Securities Lending Reinvestments	2.9
Others(1)	(2.7)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	337

Schedule of Investments

FlexShares® STOXX® Global Broad Infrastructure Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.3%

Air Freight & Logistics – 2.4%

bpost SA(a)	188,370	$930,877

CTT-Correios de Portugal SA(a)	152,145	469,914

Deutsche Post AG (Registered)	1,523,520	54,072,237

International Distributions Services plc	1,070,190	2,492,666

Oesterreichische Post AG(a)	56,925	1,623,154

PostNL NV(a)	428,481	672,077
		60,260,925

Commercial Services & Supplies – 4.8%

Ambipar Participacoes e Empreendimentos S/A	103,500	616,789

Befesa SA(b)	48,645	1,689,471

Biffa plc(b)	500,940	2,372,779

Casella Waste Systems, Inc., Class A* (a)	22,770	1,862,814

China Everbright Environment Group Ltd.	5,175,000	1,720,638

Clean Harbors, Inc.*	23,805	2,915,160

Cleanaway Co. Ltd.	112,000	580,464

Cleanaway Waste Management Ltd.(a)	3,148,470	5,435,881

CoreCivic, Inc., REIT*	58,995	617,678

Daiseki Co. Ltd.(a)	75,160	2,326,074

GEO Group, Inc. (The)* (a)	57,960	490,341

Insun ENT Co. Ltd.*	48,294	304,115

Koentec Co. Ltd.	45,333	245,688

Midac Holdings Co. Ltd.	21,400	532,714

Renewi plc*	132,480	806,888

Republic Services, Inc.	94,185	12,490,815

Shanghai Youngsun Investment Co. Ltd., Class B* ‡	57,800	—

Stericycle, Inc.*	43,470	1,937,893

TRE Holdings Corp.(a)	103,500	1,118,317

Waste Connections, Inc.(a)	398,475	52,527,246

Waste Management, Inc.	186,300	29,504,331
		120,096,096

Investments	Shares	Value

Diversified Financial Services – 0.0%(c)

Metro Pacific Investments Corp.	13,455,000	$849,790

Diversified Telecommunication Services – 14.4%

AT&T, Inc.	3,191,940	58,189,066

BCE, Inc.(a)	840,420	37,860,642

BT Group plc	6,510,150	9,729,109

Cellnex Telecom SA(b)	501,975	16,421,803

China Tower Corp. Ltd., Class H(b)	39,330,000	3,557,304

Deutsche Telekom AG (Registered)	3,212,640	60,849,777

Frontier Communications Parent, Inc.* (a)	115,920	2,714,846

HKT Trust & HKT Ltd.	3,357,000	3,793,269

Infrastrutture Wireless Italiane SpA(b)	329,130	2,905,541

Koninklijke KPN NV	3,083,265	8,627,034

Liberty Global plc, Class C*	122,130	2,156,816

Lumen Technologies, Inc.(a)	405,720	2,986,099

Nippon Telegraph & Telephone Corp.	2,173,500	59,866,848

Spark New Zealand Ltd.	1,732,590	5,153,527

Swisscom AG (Registered)	23,805	11,757,993

Vantage Towers AG	93,150	2,622,005

Verizon Communications, Inc.	1,883,700	70,393,869
		359,585,548

Electric Utilities – 12.7%

American Electric Power Co., Inc.	207,432	18,237,421

American Electric Power Co., Inc.	24,408	2,145,951

Duke Energy Corp.	347,760	32,404,277

Enel SpA	7,178,760	32,062,881

Eversource Energy	156,285	11,921,420

Exelon Corp.	440,910	17,014,717

Iberdrola SA	5,307,480	53,899,032

NextEra Energy, Inc.	884,925	68,581,688

Orsted A/S(b)	173,880	14,344,283

Southern Co. (The)	489,555	32,056,061

SSE plc	992,565	17,781,808

See Accompanying Notes to the Financial Statements.

338	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Xcel Energy, Inc.	248,400	$16,173,324
		316,622,863

Energy Equipment & Services – 0.1%

Secure Energy Services, Inc.(a)	294,975	1,546,183

Equity Real Estate Investment Trusts (REITs) – 4.8%

American Tower Corp.	210,105	43,531,655

Crown Castle, Inc.	194,580	25,929,731

Digital Realty Trust, Inc.(a)	127,305	12,762,326

Equinix, Inc.	40,635	23,017,289

Keppel DC REIT	1,345,500	1,673,437

SBA Communications Corp.	48,645	13,129,286
		120,043,724

Gas Utilities – 0.9%

APA Group(a)	965,655	6,489,800

Beijing Enterprises Holdings Ltd.	517,500	1,313,223

Enagas SA(a)	229,770	3,730,005

Keppel Infrastructure Trust	4,864,500	1,821,910

Petronas Gas Bhd.	414,000	1,497,335

PetroVietnam Gas JSC	103,500	462,730

Snam SpA	1,848,510	8,225,041
		23,540,044

Health Care Providers & Services – 3.6%

Acadia Healthcare Co., Inc.* (a)	41,400	3,365,820

Apollo Hospitals Enterprise Ltd.	179,055	9,771,749

Bangkok Dusit Medical Services PCL, NVDR	17,491,500	13,557,521

Bumrungrad Hospital PCL, NVDR	931,500	5,555,715

Encompass Health Corp.	47,610	2,591,888

HCA Healthcare, Inc.	98,325	21,382,738

IHH Healthcare Bhd.	4,347,000	5,470,527

Life Healthcare Group Holdings Ltd.	1,624,950	1,746,307

Mediclinic International plc	518,535	2,961,196

Ramsay Health Care Ltd.(a)	286,695	10,737,469

Investments	Shares	Value

Health Care Providers & Services – (continued)

Rede D’Or Sao Luiz SA* (b)	828,000	$5,076,328

Select Medical Holdings Corp.(a)	54,855	1,408,676

Tenet Healthcare Corp.*	50,715	2,249,717

Universal Health Services, Inc., Class B	28,980	3,357,913
		89,233,564

Independent Power and Renewable Electricity Producers – 0.9%

RWE AG	619,965	23,890,827

IT Services – 0.2%

Fastly, Inc., Class A* (a)	24,840	210,891

NEXTDC Ltd.* (a)	437,805	2,329,221

Switch, Inc., Class A	66,240	2,255,472
		4,795,584

Media – 4.1%

Cable One, Inc.(a)	2,409	2,070,367

Charter Communications, Inc., Class A*	49,680	18,263,361

Comcast Corp., Class A	1,974,780	62,679,517

DISH Network Corp., Class A* (a)	126,270	1,882,686

Liberty Broadband Corp., Class C*	60,030	5,068,333

Shaw Communications, Inc., Class B	410,895	10,540,095

Sirius XM Holdings, Inc.(a)	484,380	2,925,655
		103,430,014

Multi-Utilities – 7.4%

Consolidated Edison, Inc.	160,425	14,110,983

Dominion Energy, Inc.	365,355	25,563,889

E.ON SE	1,955,115	16,378,496

Engie SA	1,713,960	22,282,776

National Grid plc	3,372,030	36,820,556

Public Service Enterprise Group, Inc.	225,630	12,651,074

Sempra Energy	141,795	21,402,537

Veolia Environnement SA	1,011,195	22,576,776

WEC Energy Group, Inc.	141,795	12,950,137
		184,737,224

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	339

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – 7.8%

Antero Midstream Corp.(a)	167,670	$1,785,685

DT Midstream, Inc.	41,400	2,471,580

Enbridge, Inc.(a)	1,857,825	72,294,528

Equitrans Midstream Corp.	185,265	1,559,931

Keyera Corp.(a)	194,580	4,165,343

Kinder Morgan, Inc.	890,100	16,128,612

Koninklijke Vopak NV	69,345	1,418,719

ONEOK, Inc.	199,755	11,849,467

Pembina Pipeline Corp.(a)	506,115	16,689,310

Plains GP Holdings LP, Class A* (a)	101,430	1,271,932

Targa Resources Corp.(a)	101,430	6,934,769

TC Energy Corp.(a)	903,555	39,638,379

Transneft PJSC (Preference)‡	1,473	—

Williams Cos., Inc. (The)	543,375	17,784,664
		193,992,919

Road & Rail – 18.7%

Aurizon Holdings Ltd.	2,753,100	6,372,901

Canadian National Railway Co.	989,460	117,076,973

Canadian Pacific Railway Ltd.	1,339,786	99,753,430

Canadian Pacific Railway Ltd.	104,039	7,749,865

Central Japan Railway Co.	317,400	36,868,241

CSX Corp.	968,760	28,152,166

East Japan Railway Co.	580,100	31,378,908

Keisei Electric Railway Co. Ltd.	273,900	7,278,938

Kyushu Railway Co.	236,900	4,956,834

MTR Corp. Ltd.	2,403,000	10,576,463

Norfolk Southern Corp.	106,605	24,313,402

Odakyu Electric Railway Co. Ltd.(a)	550,900	6,556,613

Rumo SA	1,863,000	7,860,655

Tobu Railway Co. Ltd.	335,100	7,755,535

Union Pacific Corp.	281,520	55,498,853

West Japan Railway Co.(a)	370,500	14,709,325
		466,859,102

Investments	Shares	Value

Transportation Infrastructure – 7.7%

Adani Ports & Special Economic Zone Ltd.	1,319,625	$13,128,896

Aena SME SA* (b)	112,815	13,285,309

Aeroports de Paris* (a)	42,435	5,747,964

Airports of Thailand PCL, NVDR*	6,624,000	12,879,033

Atlantia SpA	787,635	17,577,605

Atlas Arteria Ltd.	2,253,195	9,494,908

Auckland International Airport Ltd.*	1,849,545	8,273,597

Bangkok Expressway & Metro PCL, NVDR	12,937,500	3,195,284

CCR SA	1,759,500	4,345,728

China Merchants Port Holdings Co. Ltd.	2,070,000	2,426,034

COSCO SHIPPING Ports Ltd.	2,423,457	1,194,772

Flughafen Zurich AG (Registered)*	28,980	4,500,117

Getlink SE	628,245	9,953,443

Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)	626,175	9,681,753

Grupo Aeroportuario del Sureste SAB de CV, Class B	294,975	6,891,022

International Container Terminal Services, Inc.	2,742,750	8,188,020

Japan Airport Terminal Co. Ltd.*	147,500	6,331,281

Jiangsu Expressway Co. Ltd., Class H(a)	2,070,000	1,458,257

Promotora y Operadora de Infraestructura SAB de CV	367,425	2,758,881

Qube Holdings Ltd.	2,805,885	4,880,287

Santos Brasil Participacoes SA	828,000	1,435,952

Shenzhen International Holdings Ltd.	2,070,679	1,392,789

Transurban Group(a)	4,767,210	40,421,684

Westports Holdings Bhd.	1,656,000	1,176,853

Westshore Terminals Investment Corp.(a)	62,100	1,109,473
		191,728,942

See Accompanying Notes to the Financial Statements.

340	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS –(continued)

Water Utilities – 2.4%

Aguas Andinas SA, Class A	4,159,665	$877,050

American States Water Co.	15,525	1,404,391

American Water Works Co., Inc.(a)	81,765	11,883,725

Beijing Enterprises Water Group Ltd.(a)	6,210,000	1,305,312

California Water Service Group	23,805	1,477,338

Cia de Saneamento Basico do Estado de Sao Paulo*	517,500	5,927,248

Cia de Saneamento de Minas Gerais-COPASA*	310,500	908,910

Cia de Saneamento do Parana (Preference)	1,242,000	911,277

Essential Utilities, Inc.	105,570	4,668,305

Guangdong Investment Ltd.	4,656,000	2,936,005

Middlesex Water Co.(a)	8,280	740,812

Pennon Group plc	381,915	3,682,637

Severn Trent plc	387,090	11,155,272

SJW Group(a)	12,420	877,846

TTW PCL, NVDR	2,898,000	662,444

United Utilities Group plc	1,039,140	11,239,112
		60,657,684

Wireless Telecommunication Services – 6.4%

KDDI Corp.	1,552,500	45,905,995

SoftBank Group Corp.(a)	1,035,000	44,565,546

T-Mobile US, Inc.*	272,205	41,255,390

Vodafone Group plc	24,268,680	28,399,989
		160,126,920
Total Common Stocks (Cost $2,547,512,547)		2,481,997,953

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(d) – 1.1%

REPURCHASE AGREEMENTS – 1.1%

BofA Securities, Inc., 3.52%, dated 10/31/2022, due 1/31/2023, repurchase price $2,017,991, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 4.13%, maturing 11/15/2023 – 2/15/2051; total market value $2,028,097	$2,000,000	$2,000,000

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $19,956,233, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $20,096,301	19,954,570	19,954,570

National Bank of Canada, 3.07%, dated 10/31/2022, due 11/7/2022, repurchase price $6,003,582, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.13%, maturing 12/1/2022 – 8/15/2052; total market value $6,082,213	6,000,000	6,000,000
		27,954,570
Total Securities Lending Reinvestments (Cost $27,954,570)		27,954,570
Total Investments – 100.4% (Cost $2,575,467,117)		2,509,952,523

Liabilities in excess of other assets – (0.4%)		(9,434,110)
Net Assets – 100.0%		$2,500,518,413

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	341

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $156,517,412, collateralized in the form of cash with a value of $27,954,570 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $121,557,996 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 10, 2022 – May 15, 2052 and $15,460,734 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from March 8, 2023 – June 30, 2120; a total value of $164,973,300.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Represents less than 0.05% of net assets.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $27,954,570.
‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Percentages shown are based on Net Assets.

Abbreviations

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$202,845,079
Aggregate gross unrealized depreciation	(279,069,987)
Net unrealized depreciation	$(76,224,908)
Federal income tax cost	$2,586,130,429

Futures Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
FTSE 100 Index	40	12/16/2022	GBP	$3,273,288	$(85,586)
S&P 500 E-Mini Index	23	12/16/2022	USD	4,465,450	(53,754)
S&P/TSX 60 Index	40	12/15/2022	CAD	6,906,492	114,410
SPI 200 Index	18	12/15/2022	AUD	1,972,831	(3,859)
TOPIX Index	16	12/08/2022	JPY	2,073,267	30,760
					$1,971

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following outstanding contracts as of October 31, 2022:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
CAD	2,145,816	Toronto-Dominion Bank (The)	USD	1,612,037	12/21/2022	$(37,984)
EUR	850,130	Morgan Stanley	USD	854,763	12/21/2022	(10,989)
Net unrealized depreciation						$(48,973)

See Accompanying Notes to the Financial Statements.

342	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

USD – US Dollar

FlexShares® STOXX® Global Broad Infrastructure Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Australia	3.5%
Austria	0.1
Belgium	0.1
Brazil	1.1
Canada	18.1
Chile	0.0	†
China	0.6
Denmark	0.6
France	2.4
Germany	6.4
Hong Kong	0.6
India	0.9
Italy	2.4
Japan	10.8
Malaysia	0.3
Mexico	0.8
Netherlands	0.4
New Zealand	0.5
Philippines	0.4
Portugal	0.0	†
Singapore	0.2
South Africa	0.1
South Korea	0.0	†
Spain	3.5
Switzerland	0.7
Taiwan	0.0	†
Thailand	1.4
United Kingdom	5.1
United States	38.3
Vietnam	0.0	†
Other[1]	0.7
	100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.3%
Securities Lending Reinvestments	1.1
Others(1)	(0.4)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	343

Schedule of Investments

FlexShares® Global Quality Real Estate Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 97.4%

Commercial Services & Supplies – 0.2%

GEO Group, Inc. (The)* (a)	88,472	$748,473

Equity Real Estate Investment Trusts (REITs) – 79.6%

Abacus Property Group(a)	456,624	817,567

AEON REIT Investment Corp.	924	994,651

American Tower Corp.	61,740	12,791,911

Apartment Income REIT Corp.	79,758	3,065,100

Apartment Investment and Management Co., Class A(a)	107,856	856,377

Apple Hospitality REIT, Inc.	111,258	1,904,737

ARGAN SA	3,150	236,300

Argosy Property Ltd.	219,366	151,017

AvalonBay Communities, Inc.	72,324	12,665,379

Big Yellow Group plc	94,500	1,225,117

British Land Co. plc (The)	461,160	1,942,770

Brixmor Property Group, Inc.	151,956	3,238,182

BWP Trust(a)	350,851	915,355

Camden Property Trust	52,290	6,042,109

Canadian Apartment Properties REIT(a)	45,486	1,406,880

Charter Hall Long Wale REIT(a)	339,696	944,901

Covivio	25,452	1,363,427

Crown Castle, Inc.	33,138	4,415,970

CT REIT(a)	71,694	814,675

Dexus(a)	449,946	2,232,691

DiamondRock Hospitality Co.	116,298	1,086,223

Dream Industrial REIT(a)	91,854	737,364

Dream Office REIT(a)	48,762	550,876

Elme Communities(a)	48,762	930,867

Empire State Realty Trust, Inc., Class A(a)	120,834	890,547

EPR Properties	38,808	1,497,989

Equinix, Inc.	4,662	2,640,743

Equity Commonwealth	57,204	1,496,457

Equity Residential	184,086	11,601,100

Essex Property Trust, Inc.	8,190	1,820,146

Extra Space Storage, Inc.(a)	40,068	7,109,666

Far East Hospitality Trust	226,800	92,156

First Capital REIT(a)	76,059	883,791

First Industrial Realty Trust, Inc.	67,914	3,234,744

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Frasers Logistics & Commercial Trust(b)	1,524,600	$1,185,118

Frontier Real Estate Investment Corp.(a)	279	985,468

Fukuoka REIT Corp.(a)	756	882,979

Getty Realty Corp.(a)	32,004	1,007,806

Goodman Group(a)	281,358	3,058,544

Goodman Property Trust	758,646	912,322

GPT Group (The)	970,326	2,674,247

Granite REIT(a)	18,018	919,624

Growthpoint Properties Australia Ltd.(a)	350,406	743,903

H&R REIT(a)	86,058	707,240

Highwoods Properties, Inc.	53,046	1,497,489

HomeCo Daily Needs REIT(a) (b)	1,116,990	914,252

Host Hotels & Resorts, Inc.	365,526	6,901,131

Ichigo Office REIT Investment Corp.(a)	786	443,673

Independence Realty Trust, Inc.(a)	55,440	929,174

InterRent REIT	55,188	464,064

InvenTrust Properties Corp.	38,934	981,137

JBG SMITH Properties(a)	57,204	1,125,775

Kenedix Office Investment Corp.(a)	458	1,043,045

Killam Apartment REIT(a)	62,244	720,525

Kimco Realty Corp.(a)	309,204	6,610,782

Lamar Advertising Co., Class A(a)	41,958	3,869,786

LondonMetric Property plc	507,150	1,091,322

LTC Properties, Inc.	23,436	906,270

LXP Industrial Trust(a)	149,742	1,449,503

Merlin Properties Socimi SA(a)	176,022	1,490,934

Mid-America Apartment Communities, Inc.(a)	59,724	9,403,544

Montea NV	9,155	625,241

Mori Trust Sogo Reit, Inc.(a)	882	880,012

National Health Investors, Inc.	23,310	1,321,677

National Retail Properties, Inc.	89,712	3,770,595

National Storage REIT(a)	629,370	1,050,396

NIPPON REIT Investment Corp.	22	54,321

See Accompanying Notes to the Financial Statements.

344	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

NorthWest Healthcare Properties REIT(a)	101,682	$800,605

NSI NV	4,914	117,533

NTT UD REIT Investment Corp.(a)	882	863,990

Omega Healthcare Investors, Inc.(a)	120,078	3,816,079

Paramount Group, Inc.	130,662	845,383

Parkway Life REIT	292,300	826,231

Pebblebrook Hotel Trust(a)	67,284	1,079,235

Phillips Edison & Co., Inc.(a)	58,464	1,762,105

Physicians Realty Trust	114,660	1,726,780

Piedmont Office Realty Trust, Inc., Class A	80,136	837,421

PotlatchDeltic Corp.	41,202	1,833,077

Prologis, Inc.	265,734	29,430,040

Public Storage	59,850	18,538,537

Rayonier, Inc.(a)	75,348	2,539,228

Regency Centers Corp.	79,506	4,810,908

Retail Opportunity Investments Corp.	66,276	959,676

RioCan REIT(a)	81,900	1,165,411

RPT Realty	81,774	760,498

Safestore Holdings plc	114,282	1,188,812

Saul Centers, Inc.(a)	18,144	742,997

Segro plc	309,330	2,795,755

Shopping Centres Australasia Property Group(a)	605,808	1,053,684

SITE Centers Corp.	98,658	1,221,386

SL Green Realty Corp.	1	39

SmartCentres REIT(a)	39,564	774,428

Starhill Global REIT	378,000	137,566

Summit Industrial Income REIT(a)	70,560	900,590

Sunstone Hotel Investors, Inc.	112,014	1,248,956

Suntec REIT	1,222,200	1,114,153

Tritax Big Box REIT plc	997,920	1,611,984

UK Commercial Property REIT Ltd.	1,043,910	733,163

Universal Health Realty Income Trust	16,128	784,950

Urban Edge Properties	61,866	873,548

Waypoint REIT Ltd.	555,156	969,135

Weyerhaeuser Co.	382,158	11,820,147

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

WP Carey, Inc.	98,784	$7,537,219
		261,440,933

Household Durables – 0.3%

Iida Group Holdings Co. Ltd.	70,000	972,988

Real Estate Management & Development – 17.3%

Airport City Ltd.*	49,140	817,487

Alony Hetz Properties & Investments Ltd.	77,490	913,719

Anywhere Real Estate, Inc.* (a)	70,308	522,388

Atrium Ljungberg AB, Class B	63,504	848,793

Bukit Sembawang Estates Ltd.	39,600	113,615

CA Immobilien Anlagen AG(a)	31,248	986,742

CK Asset Holdings Ltd.	1,041,500	5,758,212

Daito Trust Construction Co. Ltd.	31,200	3,087,779

Dios Fastigheter AB	92,169	605,121

DREAM Unlimited Corp., Class A(a)	27,846	507,293

Entra ASA(a) (b)	50,022	454,905

Fabege AB	133,308	967,258

Gav-Yam Lands Corp. Ltd.(a)	28,728	244,876

Grand City Properties SA(a)	59,976	583,881

Heiwa Real Estate Co. Ltd.(a)	30,900	858,593

Henderson Land Development Co. Ltd.(a)	764,000	1,870,619

Hufvudstaden AB, Class A	84,420	1,005,359

Intershop Holding AG	252	153,353

Isras Investment Co. Ltd.	3,276	619,457

Kerry Properties Ltd.	439,500	695,375

Kojamo OYJ(a)	69,804	908,609

LEG Immobilien SE	37,548	2,453,751

Mitsubishi Estate Co. Ltd.	189,000	2,381,653

Mitsui Fudosan Co. Ltd.	75,600	1,449,337

Nomura Real Estate Holdings, Inc.	62,100	1,405,904

PSP Swiss Property AG (Registered)	23,310	2,492,301

S IMMO AG	39,060	878,263

Shurgard Self Storage SA	20,916	910,616

Sino Land Co. Ltd.(a)	1,800,000	1,923,858

Sirius Real Estate Ltd.	717,948	582,760

Sumitomo Realty & Development Co. Ltd.(a)	159,200	3,657,739

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	345

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS –(continued)

Real Estate Management & Development – (continued)

Sun Hung Kai Properties Ltd.	745,000	$8,014,835

Swire Properties Ltd.	50,400	96,821

Swiss Prime Site AG (Registered)	39,060	3,153,683

TAG Immobilien AG	88,457	554,721

Tokyo Tatemono Co. Ltd.	99,800	1,375,788

Tricon Residential, Inc.	112,518	946,964

UOL Group Ltd.	239,400	1,047,195

Wihlborgs Fastigheter AB	139,608	914,679

Wing Tai Holdings Ltd.	75,600	81,204
		56,845,506
Total Common Stocks (Cost $359,689,932)		320,007,900
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 0.8%

REPURCHASE AGREEMENTS – 0.8%

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $1,527,543, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $1,538,265	$1,527,416	1,527,416

National Bank of Canada, 3.07%, dated 10/31/2022, due 11/7/2022, repurchase price $1,000,597, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.13%, maturing 12/1/2022 – 8/15/2052; total market value $1,013,702	1,000,000	1,000,000
		2,527,416
Total Securities Lending Reinvestments (Cost $2,527,416)		2,527,416
Total Investments – 98.2% (Cost $362,217,348)		322,535,316

Other assets less liabilities – 1.8%		5,845,365
Net Assets – 100.0%		$328,380,681
*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $39,476,466, collateralized in the form of cash with a value of $2,527,416 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $35,151,909 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 10, 2022 – May 15, 2052 and $4,420,143 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from March 8, 2023 – June 30, 2120; a total value of $42,099,468.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $2,527,416.

Percentages shown are based on Net Assets.

Abbreviations

OYJ – Public Limited Company

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,846,885
Aggregate gross unrealized depreciation	(57,170,568)
Net unrealized depreciation	$(42,323,683)
Federal income tax cost	$364,820,886

See Accompanying Notes to the Financial Statements.

346	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Futures Contracts

FlexShares® Global Quality Real Estate Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	11	12/16/2022	EUR	$393,343	$28,920
S&P Midcap 400 E-Mini Index	21	12/16/2022	USD	5,123,160	(82,033)
SPI 200 Index	23	12/15/2022	AUD	2,520,840	(3,447)
TOPIX Mini Index	16	12/08/2022	JPY	207,327	4,758
					$(51,802)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Global Quality Real Estate Index Fund had the following outstanding contracts as of October 31, 2022:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
EUR	1,387,568	Morgan Stanley	USD	1,349,116	12/21/2022	$28,079
GBP	96,255	Bank of New York	USD	109,797	12/21/2022	1,222
USD	23,005	Morgan Stanley	AUD	34,359	12/21/2022	998
USD	401,097	Morgan Stanley	EUR	398,923	12/21/2022	5,156
USD	32,664	BNP Paribas SA	ILS	111,846	12/21/2022	751
USD	147,876	Bank of New York	JPY	20,976,084	12/21/2022	5,829
USD	30,631	Morgan Stanley	NOK	314,773	12/21/2022	301
USD	44,671	JPMorgan Chase Bank	SGD	62,894	12/21/2022	213
Total unrealized appreciation						$42,549
CAD	276,702	Toronto-Dominion Bank (The)	USD	207,871	12/21/2022	$(4,898)
CHF	10,699	Citibank NA	USD	11,159	12/21/2022	(403)
HKD	1,265,868	Goldman Sachs & Co.	USD	161,523	12/21/2022	(160)
JPY	57,324,285	JPMorgan Chase Bank	USD	401,034	12/21/2022	(12,842)
NZD	63,030	Citibank NA	USD	37,491	12/21/2022	(845)
SEK	795,966	Morgan Stanley	USD	74,022	12/21/2022	(1,682)
USD	414,553	Bank of Montreal	CAD	565,972	12/21/2022	(612)
USD	342,401	JPMorgan Chase Bank	GBP	303,301	12/21/2022	(7,418)
Total unrealized depreciation						$(28,860)
Net unrealized appreciation						$13,689

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	347

FlexShares® Global Quality Real Estate Index Fund (cont.)

FlexShares® Global Quality Real Estate Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Australia	4.7%
Austria	0.6
Belgium	0.5
Canada	3.7
Finland	0.3
France	0.5
Germany	1.1
Hong Kong	5.6
Israel	0.8
Japan	6.5
Netherlands	0.0 †
New Zealand	0.3
Norway	0.1
Singapore	1.4
Spain	0.4
Sweden	1.3
Switzerland	1.8
United Kingdom	3.4
United States	64.4
Other[1]	2.6
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	97.4%
Securities Lending Reinvestments	0.8
Others(1)	1.8
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

348	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Real Assets Allocation Index Fund

October 31, 2022

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 100.0%

FlexShares® Global Quality Real Estate Index Fund(a)	129,920	$6,766,701

FlexShares® Global Upstream Natural Resources Index Fund(a)	174,520	7,230,364

FlexShares® STOXX® Global Broad Infrastructure Index Fund(a)	307,560	14,861,299
Total Exchange Traded Funds (Cost $34,201,324)		28,858,364
Total Investments – 100.0% (Cost $34,201,324)		28,858,364

Other assets less liabilities – 0.0%		6,252
Net Assets – 100.0%		$28,864,616
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Funds.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(5,427,432)
Net unrealized depreciation	$(5,427,432)
Federal income tax cost	$34,285,796

The underlying index of the FlexShares® Real Assets Allocation Index Fund is comprised of securities of affiliated FlexShares® Funds. The Schedules of Investments of the affiliated FlexShares® Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2022, was as follows:

Security	Value October 31, 2021	Purchases at Cost	Sales Proceeds	Shares October 31, 2022	Value October 31, 2022	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
FlexShares® Global Quality Real Estate Index Fund	$8,892,328	$8,894,799	$7,634,276	129,920	$6,766,701	$(2,593,533)	$260,850	$(792,617)
FlexShares® Global Upstream Natural Resources Index Fund	6,247,673	7,413,438	6,658,060	174,520	7,230,364	(794,121)	372,303	1,021,434
FlexShares® STOXX® Global Broad Infrastructure Index Fund	15,150,662	17,222,381	13,819,107	307,560	14,861,299	(3,116,635)	459,996	(576,002)
	$30,290,663	$33,530,618	$28,111,443	612,000	$28,858,364	$(6,504,289)	$1,093,149	$(347,185)

Security Type	% of Net Assets
Exchange Traded Funds	100.0%
Others(1)	0.0 †
100.0%

(1)	Includes any other net assets/(liabilities).

†	Amount represents less than 0.05%.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	349

Schedule of Investments

FlexShares® Quality Dividend Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.5%

Aerospace & Defense – 0.8%

Lockheed Martin Corp.(a)	24,465	$11,906,626

Air Freight & Logistics – 1.6%

United Parcel Service, Inc., Class B(a)	145,625	24,431,506

Banks – 5.7%

Bank of America Corp.	61,745	2,225,290

Comerica, Inc.	101,355	7,145,527

Cullen/Frost Bankers, Inc.	61,745	9,573,562

JPMorgan Chase & Co.	378,625	47,661,315

Prosperity Bancshares, Inc.(a)	109,510	7,837,631

US Bancorp	278,435	11,819,566
		86,262,891

Beverages – 0.3%

Coca-Cola Co. (The)	41,940	2,510,109

PepsiCo, Inc.	9,320	1,692,326
		4,202,435

Biotechnology – 3.8%

AbbVie, Inc.	71,065	10,403,916

Amgen, Inc.(a)	106,015	28,661,155

Gilead Sciences, Inc.	249,310	19,560,863
		58,625,934

Building Products – 0.6%

A O Smith Corp.(a)	110,675	6,062,777

Carrier Global Corp.	73,395	2,918,185
		8,980,962

Capital Markets – 0.8%

Ameriprise Financial, Inc.	18,640	5,761,997

Janus Henderson Group plc(a)	291,250	6,631,762
		12,393,759

Chemicals – 1.8%

CF Industries Holdings, Inc.	20,970	2,228,272

Dow, Inc.(a)	156,110	7,296,581

Eastman Chemical Co.(a)	69,900	5,369,019

Investments	Shares	Value

Chemicals – (continued)

LyondellBasell Industries NV, Class A	82,715	$6,323,562

Olin Corp.	131,645	6,970,603
		28,188,037

Commercial Services & Supplies – 0.8%

Cintas Corp.(a)	5,825	2,490,479

Rollins, Inc.(a)	215,525	9,069,292
		11,559,771

Communications Equipment – 2.5%

Cisco Systems, Inc.	822,490	37,365,721

Consumer Finance – 1.9%

Ally Financial, Inc.	214,360	5,907,762

Discover Financial Services	78,055	8,153,625

OneMain Holdings, Inc.(a)	156,110	6,019,602

Synchrony Financial	257,465	9,155,455
		29,236,444

Containers & Packaging – 0.3%

International Paper Co.(a)	143,295	4,816,145

Diversified Telecommunication Services – 0.9%

AT&T, Inc.	452,020	8,240,325

Lumen Technologies, Inc.(a)	726,960	5,350,425
		13,590,750

Electric Utilities – 1.4%

Evergy, Inc.(a)	123,490	7,548,944

Southern Co. (The)	200,380	13,120,882
		20,669,826

Equity Real Estate Investment Trusts (REITs) – 3.8%

Apartment Income REIT Corp.	186,400	7,163,352

Equity Residential	113,005	7,121,575

Highwoods Properties, Inc.(a)	198,050	5,590,952

Lamar Advertising Co., Class A(a)	61,745	5,694,741

Prologis, Inc.	71,066	7,870,560

Public Storage	31,455	9,743,186

See Accompanying Notes to the Financial Statements.

350	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Regency Centers Corp.(a)	124,655	$7,542,874

Weyerhaeuser Co.	235,330	7,278,757
		58,005,997

Food & Staples Retailing – 0.1%

Costco Wholesale Corp.	3,495	1,752,742

Health Care Equipment & Supplies – 1.4%

Abbott Laboratories	209,700	20,747,718

Health Care Providers & Services – 2.2%

Cardinal Health, Inc.(a)	128,150	9,726,585

McKesson Corp.	29,125	11,340,401

UnitedHealth Group, Inc.	22,135	12,288,245
		33,355,231

Hotels, Restaurants & Leisure – 1.2%

Boyd Gaming Corp.	150,285	8,680,462

Domino’s Pizza, Inc.	4,660	1,548,238

International Game Technology plc(a)	128,150	2,569,408

Red Rock Resorts, Inc., Class A(a)	24,465	1,018,967

Starbucks Corp.	4,660	403,509

Wyndham Hotels & Resorts, Inc.	48,930	3,715,255
		17,935,839

Household Products – 3.4%

Colgate-Palmolive Co.	34,950	2,580,708

Procter & Gamble Co. (The)	365,810	49,263,633
		51,844,341

Independent Power and Renewable Electricity Producers – 0.3%

AES Corp. (The)	191,060	4,998,130

Industrial Conglomerates – 0.9%

3M Co.	111,840	14,068,354

Insurance – 3.9%

Aflac, Inc.	152,615	9,936,763

Allstate Corp. (The)(a)	73,395	9,266,119

Lincoln National Corp.	153,780	8,284,128

Investments	Shares	Value

Insurance – (continued)

MetLife, Inc.	146,790	$10,746,496

Principal Financial Group, Inc.(a)	114,170	10,061,802

Prudential Financial, Inc.	89,705	9,436,069

Travelers Cos., Inc. (The)(a)	9,320	1,719,167
		59,450,544

Internet & Direct Marketing Retail – 0.3%

eBay, Inc.	124,655	4,966,255

IT Services – 6.8%

Accenture plc, Class A(a)	62,910	17,860,149

Cognizant Technology Solutions Corp., Class A	53,590	3,335,978

International Business Machines Corp.(a)	168,925	23,360,638

Mastercard, Inc., Class A	48,930	16,057,847

Paychex, Inc.	72,230	8,545,531

Visa, Inc., Class A(a)	136,305	28,236,944

Western Union Co. (The)(a)	469,495	6,342,878
		103,739,965

Machinery – 1.4%

Illinois Tool Works, Inc.	59,415	12,686,885

Snap-on, Inc.(a)	37,280	8,278,024
		20,964,909

Marine – 0.1%

ZIM Integrated Shipping Services Ltd.(a)	75,725	1,778,780

Media – 3.6%

Comcast Corp., Class A	759,580	24,109,069

Interpublic Group of Cos., Inc. (The)	264,455	7,878,115

Nexstar Media Group, Inc., Class A(a)	43,105	7,383,887

Sirius XM Holdings, Inc.(a)	1,301,305	7,859,882

TEGNA, Inc.	380,955	7,954,340
		55,185,293

Metals & Mining – 1.2%

Freeport-McMoRan, Inc.	278,435	8,823,605

Nucor Corp.(a)	68,735	9,030,404
		17,854,009

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	351

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Mortgage Real Estate Investment Trusts (REITs) – 0.4%

AGNC Investment Corp.(a)	667,545	$5,487,220

Multiline Retail – 0.7%

Dillard’s, Inc., Class A(a)	6,990	2,298,242

Macy’s, Inc.	424,060	8,841,651
		11,139,893

Multi-Utilities – 1.0%

Public Service Enterprise Group, Inc.	136,305	7,642,621

WEC Energy Group, Inc.	83,880	7,660,761
		15,303,382

Oil, Gas & Consumable Fuels – 4.2%

APA Corp.	88,540	4,025,028

Chevron Corp.	26,795	4,847,216

Devon Energy Corp.(a)	138,635	10,723,417

Exxon Mobil Corp.	89,705	9,940,211

Marathon Oil Corp.	359,985	10,961,543

Occidental Petroleum Corp.(a)	31,455	2,283,633

Pioneer Natural Resources Co.(a)	11,650	2,987,177

SM Energy Co.	195,720	8,803,486

Targa Resources Corp.	126,985	8,681,964
		63,253,675

Paper & Forest Products – 0.4%

Louisiana-Pacific Corp.(a)	121,160	6,863,714

Pharmaceuticals – 7.5%

Eli Lilly & Co.	114,170	41,339,815

Johnson & Johnson	306,395	53,303,538

Merck & Co., Inc.	11,650	1,178,980

Pfizer, Inc.	406,585	18,926,532
		114,748,865

Professional Services – 0.4%

Robert Half International, Inc.	73,395	5,611,782

Road & Rail – 2.0%

Old Dominion Freight Line, Inc.(a)	27,960	7,677,816

Investments	Shares	Value

Road & Rail – (continued)

Union Pacific Corp.	111,840	$22,048,138
		29,725,954

Semiconductors & Semiconductor Equipment – 4.3%

Applied Materials, Inc.	173,585	15,325,820

Broadcom, Inc.	76,890	36,147,527

NVIDIA Corp.	53,590	7,233,042

Teradyne, Inc.	90,870	7,392,274
		66,098,663

Software – 5.5%

Microsoft Corp.	265,620	61,658,370

NortonLifeLock, Inc.	368,140	8,294,194

Oracle Corp.(a)	72,230	5,638,996

Roper Technologies, Inc.	18,640	7,727,026
		83,318,586

Specialty Retail – 4.9%

Bath & Body Works, Inc.	199,215	6,649,797

Best Buy Co., Inc.(a)	109,510	7,491,579

Dick’s Sporting Goods, Inc.(a)	67,570	7,686,763

Home Depot, Inc. (The)(a)	90,870	26,909,333

Lowe’s Cos., Inc.	99,025	19,304,924

Williams-Sonoma, Inc.(a)	52,425	6,491,788
		74,534,184

Technology Hardware, Storage & Peripherals – 9.1%

Apple, Inc.	876,080	134,338,107

Seagate Technology Holdings plc	85,045	4,223,335
		138,561,442

Textiles, Apparel & Luxury Goods – 1.4%

NIKE, Inc., Class B	85,045	7,881,971

Ralph Lauren Corp.(a)	67,570	6,263,063

Tapestry, Inc.	229,505	7,270,718
		21,415,752

Thrifts & Mortgage Finance – 0.5%

Radian Group, Inc.(a)	363,480	7,585,828

Tobacco – 2.9%

Altria Group, Inc.	358,820	16,602,601

See Accompanying Notes to the Financial Statements.

352	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Tobacco – (continued)

Philip Morris International, Inc.	307,560	$28,249,386
		44,851,987

Trading Companies & Distributors – 0.5%

Fastenal Co.(a)	164,265	7,938,927
Total Common Stocks (Cost $1,375,589,496)		1,515,318,768
	Principal Amount

SECURITIES LENDING REINVESTMENTS(b) – 16.0%

CERTIFICATES OF DEPOSIT – 1.1%

Barclays Bank plc, New York (SOFR + 0.52%), 3.56%, 4/5/2023(c)	$2,000,000	1,998,196

Credit Agricole CIB, New York (SOFR + 0.68%), 3.73%, 4/25/2023(c)	3,000,000	2,999,700

MUFG Bank Ltd., New York Branch (SOFR + 0.59%), 3.63%, 2/10/2023(c)	3,000,000	3,000,069

Royal Bank of Canada (US Federal Funds Effective Rate (continuous series) + 0.37%), 3.45%, 12/2/2022(c)	4,000,000	4,000,000

The Sumitomo Bank Ltd., New York (SOFR + 0.75%), 3.80%, 4/21/2023(c)	4,000,000	4,000,028
Total Certificates of Deposit (Cost $16,000,000)		15,997,993

COMMERCIAL PAPER – 0.2%

Macquarie Bank Ltd. (SOFR + 0.31%), 3.35%, 11/3/2022(c) (Cost $3,000,000)	3,000,000	3,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – 14.7%

BofA Securities, Inc., 3.52%, dated 10/31/2022, due 1/31/2023, repurchase price $8,071,964, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 4.13%, maturing 11/15/2023 – 2/15/2051; total market value $8,112,388	$8,000,000	$8,000,000
CF Secured LLC, 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $30,002,500, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2022 – 8/15/2052; total market value $30,437,030	30,000,000	30,000,000
Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $161,450,128, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $162,583,312	161,436,675	161,436,675

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	353

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)
National Bank of Canada, 3.07%, dated 10/31/2022, due 11/7/2022, repurchase price $15,008,954, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.13%, maturing 12/1/2022 – 8/15/2052; total market value $15,205,532	$15,000,000	$15,000,000

Societe Generale, New York Branch, 3.05%, dated 10/31/2022, due 11/7/2022, repurchase price $10,005,931, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 2.88%, maturing 7/31/2026 – 7/31/2028; total market value $10,115,960	10,000,000	10,000,000
Total Repurchase Agreements (Cost $224,436,675)		224,436,675
Total Securities Lending Reinvestments (Cost $243,436,675)		243,434,668
Total Investments – 115.5% (Cost $1,619,026,171)		1,758,753,436

Liabilities in excess of other assets – (15.5%)		(236,023,617)
NET ASSETS – 100.0%		$1,522,729,819
(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $288,651,348, collateralized in the form of cash with a value of $243,436,675 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $53,407,829 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 15, 2022 – May 15, 2052 and $119,097 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 4.75%, and maturity dates ranging from May 25, 2023 – March 22, 2052; a total value of $296,963,601.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $243,434,668.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2022.

Percentages shown are based on Net Assets.

Abbreviations

SOFR – Secured Overnight Financing Rate

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$244,239,919
Aggregate gross unrealized depreciation	(105,286,265)
Net unrealized appreciation	$138,953,654
Federal income tax cost	$1,619,846,212

See Accompanying Notes to the Financial Statements.

354	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
S&P 500 E-Mini Index	31	12/16/2022	USD	$6,018,650	$(15,018)
S&P Midcap 400 E-Mini Index	4	12/16/2022	USD	975,840	61,448
					$46,430

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.5%
Securities Lending Reinvestments	16.0
Others(1)	(15.5)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	355

Schedule of Investments

FlexShares® Quality Dividend Defensive Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.4%

Aerospace & Defense – 1.5%

Lockheed Martin Corp.	10,647	$5,181,682

Air Freight & Logistics – 2.1%

Expeditors International of Washington, Inc.(a)	18,837	1,843,201

United Parcel Service, Inc., Class B(a)	33,033	5,541,946
		7,385,147

Banks – 4.6%

Bank of America Corp.	12,558	452,590

JPMorgan Chase & Co.	86,268	10,859,416

Prosperity Bancshares, Inc.(a)	24,843	1,778,014

US Bancorp	62,790	2,665,435
		15,755,455

Beverages – 1.1%

Coca-Cola Co. (The)	53,781	3,218,793

PepsiCo, Inc.	2,184	396,571
		3,615,364

Biotechnology – 5.6%

AbbVie, Inc.	58,695	8,592,948

Amgen, Inc.	24,024	6,494,888

Gilead Sciences, Inc.	55,965	4,391,014
		19,478,850

Building Products – 0.4%

A O Smith Corp.(a)	24,843	1,360,899

Capital Markets – 0.7%

Bank of New York Mellon Corp. (The)	20,748	873,698

Janus Henderson Group plc	65,247	1,485,674
		2,359,372

Chemicals – 1.9%

CF Industries Holdings, Inc.(a)	19,656	2,088,647

Dow, Inc.	34,671	1,620,522

LyondellBasell Industries NV, Class A	18,291	1,398,347

Olin Corp.	29,484	1,561,178
		6,668,694

Investments	Shares	Value

Commercial Services & Supplies – 0.6%

Rollins, Inc.(a)	51,324	$2,159,714

Communications Equipment – 2.4%

Cisco Systems, Inc.	185,094	8,408,820

Consumer Finance – 0.7%

OneMain Holdings, Inc.	37,947	1,463,236

SLM Corp.	50,505	837,878
		2,301,114

Containers & Packaging – 0.1%

International Paper Co.	9,555	321,144

Diversified Consumer Services – 0.5%

H&R Block, Inc.(a)	40,404	1,662,625

Diversified Telecommunication Services – 1.0%

AT&T, Inc.	126,945	2,314,207

Lumen Technologies, Inc.(a)	161,343	1,187,485
		3,501,692

Electric Utilities – 1.6%

Evergy, Inc.	27,846	1,702,226

Exelon Corp.	47,229	1,822,567

PPL Corp.	20,202	535,151

Southern Co. (The)	20,748	1,358,579
		5,418,523

Equity Real Estate Investment Trusts (REITs) – 4.2%

American Tower Corp.	17,199	3,563,461

Apartment Income REIT Corp.	31,395	1,206,510

Equity Residential	25,116	1,582,810

Highwoods Properties, Inc.	8,736	246,617

Mid-America Apartment Communities, Inc.	10,101	1,590,402

Prologis, Inc.	23,205	2,569,993

Public Storage	7,098	2,198,605

Terreno Realty Corp.	29,211	1,669,117
		14,627,515

Food & Staples Retailing – 0.1%

Costco Wholesale Corp.	546	273,819

See Accompanying Notes to the Financial Statements.

356	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – 2.2%

Abbott Laboratories	78,351	$7,752,048

Health Care Providers & Services – 1.4%

Chemed Corp.	3,822	1,784,377

UnitedHealth Group, Inc.	5,187	2,879,563
		4,663,940

Hotels, Restaurants & Leisure – 3.4%

Domino’s Pizza, Inc.	4,914	1,632,627

McDonald’s Corp.	33,033	9,006,778

Starbucks Corp.	14,469	1,252,871
		11,892,276

Household Products – 4.1%

Clorox Co. (The)	9,555	1,395,412

Kimberly-Clark Corp.	13,104	1,630,924

Procter & Gamble Co. (The)	82,446	11,103,003
		14,129,339

Independent Power and Renewable Electricity Producers – 0.5%

AES Corp. (The)(a)	67,158	1,756,853

Industrial Conglomerates – 0.9%

3M Co.	25,389	3,193,682

Insurance – 4.8%

Aflac, Inc.	34,671	2,257,429

Allstate Corp. (The)	16,380	2,067,975

American Financial Group, Inc.	12,558	1,822,291

Assurant, Inc.	11,193	1,520,681

Globe Life, Inc.	18,564	2,144,513

MetLife, Inc.	33,852	2,478,305

Travelers Cos., Inc. (The)	12,558	2,316,449

Willis Towers Watson plc(a)	9,555	2,084,996
		16,692,639

Internet & Direct Marketing Retail – 0.3%

eBay, Inc.	28,392	1,131,137

IT Services – 6.9%

International Business Machines Corp.	40,404	5,587,469

Jack Henry & Associates, Inc.	9,555	1,902,018

Investments	Shares	Value

IT Services – (continued)

Mastercard, Inc., Class A	3,003	$985,525

Maximus, Inc.(a)	29,757	1,835,114

Paychex, Inc.	16,107	1,905,619

Visa, Inc., Class A(a)	49,140	10,179,843

Western Union Co. (The)	116,571	1,574,874
		23,970,462

Machinery – 1.7%

Illinois Tool Works, Inc.	13,377	2,856,391

Otis Worldwide Corp.	15,015	1,060,660

Snap-on, Inc.(a)	8,463	1,879,209
		5,796,260

Marine – 0.2%

ZIM Integrated Shipping Services Ltd.(a)	25,935	609,213

Media – 3.6%

Comcast Corp., Class A	174,447	5,536,948

Interpublic Group of Cos., Inc. (The)	59,514	1,772,922

Nexstar Media Group, Inc., Class A	9,555	1,636,771

Sirius XM Holdings, Inc.(a)	297,843	1,798,972

TEGNA, Inc.	84,903	1,772,775
		12,518,388

Mortgage Real Estate Investment Trusts (REITs) – 0.4%

AGNC Investment Corp.(a)	149,058	1,225,257

Multiline Retail – 0.5%

Dillard’s, Inc., Class A(a)	5,733	1,884,953

Multi-Utilities – 2.0%

CMS Energy Corp.	28,665	1,635,338

DTE Energy Co.	15,288	1,713,938

Public Service Enterprise Group, Inc.	30,849	1,729,703

WEC Energy Group, Inc.	19,929	1,820,116
		6,899,095

Oil, Gas & Consumable Fuels – 1.6%

Chevron Corp.	6,006	1,086,485

CVR Energy, Inc.(a)	9,555	373,218

Exxon Mobil Corp.	26,208	2,904,109

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	357

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Pioneer Natural Resources Co.(a)	4,641	$1,189,999
		5,553,811

Pharmaceuticals – 7.6%

Eli Lilly & Co.	34,671	12,554,022

Johnson & Johnson	61,698	10,733,601

Merck & Co., Inc.	4,368	442,042

Pfizer, Inc.	54,873	2,554,338
		26,284,003

Professional Services – 0.6%

Booz Allen Hamilton Holding Corp.	19,929	2,169,272

Road & Rail – 0.5%

Old Dominion Freight Line, Inc.(a)	6,279	1,724,213

Semiconductors & Semiconductor Equipment – 2.9%

Broadcom, Inc.	18,018	8,470,622

NVIDIA Corp.	12,012	1,621,260
		10,091,882

Software – 5.5%

Microsoft Corp.	59,787	13,878,356

NortonLifeLock, Inc.	84,084	1,894,413

Oracle Corp.	30,576	2,387,068

Roper Technologies, Inc.	1,638	679,017
		18,838,854

Specialty Retail – 4.3%

Best Buy Co., Inc.	24,570	1,680,834

Home Depot, Inc. (The)	34,125	10,105,436

Lowe’s Cos., Inc.	8,736	1,703,083

Williams-Sonoma, Inc.(a)	10,101	1,250,807
		14,740,160

Technology Hardware, Storage & Peripherals – 9.4%

Apple, Inc.	197,652	30,307,959

HP, Inc.(a)	38,220	1,055,636

Seagate Technology Holdings plc	18,564	921,888
		32,285,483

Investments	Shares	Value

Thrifts & Mortgage Finance – 0.5%

Radian Group, Inc.	82,992	$1,732,043

Tobacco – 2.9%

Altria Group, Inc.	80,808	3,738,986

Philip Morris International, Inc.	69,342	6,369,063
		10,108,049

Water Utilities – 0.6%

American Water Works Co., Inc.	13,104	1,904,535
Total Common Stocks (Cost $318,037,114)		340,028,276
	Principal Amount

SECURITIES LENDING REINVESTMENTS(b) – 4.9%

REPURCHASE AGREEMENTS – 4.9%

BofA Securities, Inc., 3.52%, dated 10/31/2022, due 1/31/2023, repurchase price $1,008,996, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 4.13%, maturing 11/15/2023 – 2/15/2051; total market value $1,014,049	$1,000,000	1,000,000

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $10,950,650, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $11,027,510	10,949,737	10,949,737

See Accompanying Notes to the Financial Statements.

358	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

National Bank of Canada, 3.07%, dated 10/31/2022, due 11/7/2022, repurchase price $5,002,985, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.13%, maturing 12/1/2022 – 8/15/2052; total market value $5,068,511	$5,000,000	$5,000,000
		16,949,737
Total Securities Lending Reinvestments (COST $16,949,737)		16,949,737
Total Investments – 103.3% (Cost $334,986,851)		356,978,013

Liabilities in excess of other assets – (3.3%)		(11,534,435)
NET ASSETS – 100.0%		$345,443,578
(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $35,270,721, collateralized in the form of cash with a value of $16,949,737 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $19,228,156 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 15, 2022 – May 15, 2052 and $17 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from July 15, 2023 – June 30, 2120; a total value of $36,177,910.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $16,949,737.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,747,976
Aggregate gross unrealized depreciation	(21,899,173)
Net unrealized appreciation	$21,848,803
Federal income tax cost	$335,090,456

Futures Contracts

FlexShares® Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	28	12/16/2022	USD	$5,436,200	$(38,754)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	98.4%
Securities Lending Reinvestments	4.9
Others(1)	(3.3)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	359

Schedule of Investments

FlexShares® Quality Dividend Dynamic Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 97.9%

Air Freight & Logistics – 1.6%

United Parcel Service, Inc., Class B	1,703	$285,712

Banks – 5.4%

Bank of America Corp.	741	26,706

Citigroup, Inc.	4,472	205,086

Comerica, Inc.	1,157	81,569

Cullen/Frost Bankers, Inc.	715	110,861

JPMorgan Chase & Co.	4,355	548,207

US Bancorp	143	6,070
		978,499

Beverages – 0.3%

Coca-Cola Co. (The)	468	28,010

PepsiCo, Inc.	117	21,245
		49,255

Biotechnology – 2.7%

AbbVie, Inc.	1,027	150,353

Amgen, Inc.	1,248	337,397
		487,750

Building Products – 1.3%

A O Smith Corp.	1,469	80,472

Masco Corp.	1,365	63,158

Owens Corning(a)	1,092	93,486
		237,116

Capital Markets – 1.1%

Ameriprise Financial, Inc.	390	120,557

Janus Henderson Group plc(a)	3,354	76,370
		196,927

Chemicals – 2.0%

Chemours Co. (The)	2,665	76,299

Dow, Inc.	2,015	94,181

Eastman Chemical Co.	819	62,907

LyondellBasell Industries NV, Class A	949	72,551

Olin Corp.	962	50,938
		356,876

Investments	Shares	Value

Commercial Services & Supplies – 0.6%

Cintas Corp.	260	$111,163

Communications Equipment – 2.4%

Cisco Systems, Inc.	9,568	434,674

Consumer Finance – 2.0%

Ally Financial, Inc.	858	23,646

Capital One Financial Corp.	1,014	107,504

Discover Financial Services	949	99,133

OneMain Holdings, Inc.	1,144	44,113

Synchrony Financial	2,392	85,059
		359,455

Containers & Packaging – 0.2%

International Paper Co.	1,079	36,265

Diversified Financial Services – 0.9%

Equitable Holdings, Inc.	2,522	77,224

Voya Financial, Inc.(a)	1,261	86,202
		163,426

Diversified Telecommunication Services – 1.0%

AT&T, Inc.	6,474	118,021

Lumen Technologies, Inc.(a)	8,567	63,053
		181,074

Electric Utilities – 0.4%

PPL Corp.	2,561	67,841

Equity Real Estate Investment Trusts (REITs) – 3.4%

Brixmor Property Group, Inc.	4,095	87,265

Equity Residential	1,339	84,384

Highwoods Properties, Inc.	2,392	67,526

Lamar Advertising Co., Class A	975	89,924

Regency Centers Corp.	1,430	86,529

Simon Property Group, Inc.	949	103,422

Weyerhaeuser Co.	2,925	90,470
		609,520

Food & Staples Retailing – 0.1%

Costco Wholesale Corp.	39	19,559

Health Care Equipment & Supplies – 2.2%

Abbott Laboratories	4,069	402,587

See Accompanying Notes to the Financial Statements.

360	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – 1.4%

Cardinal Health, Inc.(a)	1,417	$107,550

UnitedHealth Group, Inc.	260	144,339
		251,889

Hotels, Restaurants & Leisure – 2.1%

Boyd Gaming Corp.	1,755	101,369

International Game Technology plc	4,485	89,924

Red Rock Resorts, Inc., Class A	2,405	100,168

Wyndham Hotels & Resorts, Inc.	1,066	80,942
		372,403

Household Products – 0.6%

Procter & Gamble Co. (The)	871	117,298

Independent Power and Renewable Electricity Producers – 0.5%

AES Corp. (The)	3,315	86,720

Industrial Conglomerates – 0.9%

3M Co.	1,313	165,162

Insurance – 4.0%

Aflac, Inc.	1,781	115,961

American International Group, Inc.	533	30,381

Lincoln National Corp.	1,963	105,747

MetLife, Inc.	1,755	128,483

Principal Financial Group, Inc.	1,352	119,152

Prudential Financial, Inc.	1,079	113,500

Unum Group	2,535	115,571
		728,795

Internet & Direct Marketing Retail – 0.3%

eBay, Inc.	1,456	58,007

IT Services – 6.4%

Accenture plc, Class A	1,131	321,091

Genpact Ltd.	234	11,349

International Business Machines Corp.	1,976	273,261

Mastercard, Inc., Class A	936	307,177

Paychex, Inc.	845	99,972

Visa, Inc., Class A(a)	377	78,099

Western Union Co. (The)	4,641	62,700
		1,153,649

Investments	Shares	Value

Machinery – 1.9%

Crane Holdings Co.	923	$92,614

Illinois Tool Works, Inc.	715	152,674

Snap-on, Inc.	442	98,146
		343,434

Marine – 0.3%

ZIM Integrated Shipping Services Ltd.(a)	1,963	46,111

Media – 3.4%

Comcast Corp., Class A	8,242	261,601

Interpublic Group of Cos., Inc. (The)	3,146	93,719

Nexstar Media Group, Inc., Class A	494	84,622

Sirius XM Holdings, Inc.(a)	14,885	89,906

TEGNA, Inc.	4,511	94,190
		624,038

Metals & Mining – 1.6%

Freeport-McMoRan, Inc.	3,484	110,408

Nucor Corp.	806	105,892

United States Steel Corp.(a)	3,900	79,404
		295,704

Mortgage Real Estate Investment Trusts (REITs) – 0.3%

AGNC Investment Corp.(a)	7,683	63,154

Multiline Retail – 0.6%

Macy’s, Inc.	4,849	101,102

Oil, Gas & Consumable Fuels – 6.9%

APA Corp.	2,782	126,470

Chevron Corp.	299	54,089

Devon Energy Corp.(a)	1,664	128,711

Diamondback Energy, Inc.	793	124,588

Exxon Mobil Corp.	1,378	152,696

Magnolia Oil & Gas Corp., Class A(a)	4,056	104,158

Marathon Oil Corp.	4,225	128,651

Occidental Petroleum Corp.(a)	2,184	158,558

Pioneer Natural Resources Co.(a)	234	60,000

SM Energy Co.	2,262	101,745

Targa Resources Corp.	1,495	102,213
		1,241,879

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	361

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Paper & Forest Products – 0.5%

Louisiana-Pacific Corp.(a)	1,677	$95,002

Pharmaceuticals – 6.9%

Eli Lilly & Co.	78	28,243

Johnson & Johnson	3,809	662,652

Merck & Co., Inc.	234	23,681

Pfizer, Inc.	11,323	527,085
		1,241,661

Professional Services – 0.7%

Korn Ferry	624	34,688

Robert Half International, Inc.	1,209	92,440
		127,128

Road & Rail – 2.1%

Old Dominion Freight Line, Inc.(a)	364	99,954

Union Pacific Corp.	1,443	284,473
		384,427

Semiconductors & Semiconductor Equipment – 4.9%

Applied Materials, Inc.	2,028	179,052

Broadcom, Inc.	858	403,363

Lam Research Corp.	325	131,554

Microchip Technology, Inc.	1,300	80,262

NVIDIA Corp.	624	84,221
		878,452

Software – 5.4%

Microsoft Corp.	3,107	721,228

NortonLifeLock, Inc.	4,290	96,654

Oracle Corp.	585	45,671

Roper Technologies, Inc.	260	107,780
		971,333

Specialty Retail – 4.9%

Bath & Body Works, Inc.	1,209	40,356

Best Buy Co., Inc.	1,261	86,265

Dick’s Sporting Goods, Inc.(a)	897	102,043

Home Depot, Inc. (The)	962	284,877

Lowe’s Cos., Inc.	1,482	288,916

Williams-Sonoma, Inc.	624	77,270
		879,727

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – 8.9%

Apple, Inc.	10,231	$1,568,821

Seagate Technology Holdings plc	962	47,773
		1,616,594

Textiles, Apparel & Luxury Goods – 0.9%

Ralph Lauren Corp.	806	74,708

Tapestry, Inc.	2,652	84,016
		158,724

Tobacco – 2.8%

Altria Group, Inc.	4,173	193,085

Philip Morris International, Inc.	3,445	316,423
		509,508

Trading Companies & Distributors – 1.1%

Fastenal Co.	1,924	92,987

WW Grainger, Inc.	182	106,352
		199,339
Total Common Stocks (Cost $16,262,177)		17,688,939
	Principal Amount

SECURITIES LENDING REINVESTMENTS(b) – 1.4%

REPURCHASE AGREEMENTS – 1.4%

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $248,002, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $249,743 (Cost $247,981)	$247,981	247,981
Total Investments – 99.3% (Cost $16,510,158)		17,936,920

Other assets less liabilities – 0.7%		125,543
NET ASSETS – 100.0%		$18,062,463

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $1,462,542, collateralized in the form of cash with a value of $247,981 that was reinvested in the securities shown in the

See Accompanying Notes to the Financial Statements.

362	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Securities Lending Reinvestment section of the Schedule of Investments and $1,253,747 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 15, 2022 – May 15, 2052; a total value of $1,501,728.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $247,981.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,495,265
Aggregate gross unrealized depreciation	(1,079,098)
Net unrealized appreciation	$1,416,167
Federal income tax cost	$16,510,604

Futures Contracts

FlexShares® Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 Micro E-Mini Index	19	12/16/2022	USD	$368,885	$(10,149)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	97.9%
Securities Lending Reinvestments	1.4
Others(1)	0.7
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	363

Schedule of Investments

FlexShares® International Quality Dividend Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 97.9%

Auto Components – 1.0%

Bridgestone Corp.	100,400	$3,621,925

Fuyao Glass Industry Group Co. Ltd., Class H(a)	238,000	853,481
		4,475,406

Automobiles – 2.9%

Bajaj Auto Ltd.	67,158	2,978,999

Ford Otomotiv Sanayi A/S	188,136	3,671,114

Mercedes-Benz Group AG	84,006	4,865,401

Toyota Motor Corp.	70,200	972,698
		12,488,212

Banks – 14.6%

Agricultural Bank of China Ltd., Class H	10,998,000	3,138,343

Banco Bilbao Vizcaya Argentaria SA	197,964	1,019,181

Bank of Montreal(b)	27,846	2,561,779

Barclays plc	925,002	1,573,646

BNP Paribas SA	17,316	812,842

BOC Hong Kong Holdings Ltd.	936,000	2,909,406

China Merchants Bank Co. Ltd., Class H	117,000	384,542

Commonwealth Bank of Australia	2,340	156,634

FinecoBank Banca Fineco SpA	269,334	3,630,917

First Abu Dhabi Bank PJSC	562,068	2,739,145

HSBC Holdings plc	950,976	4,897,516

Industrial & Commercial Bank of China Ltd., Class H	3,042,000	1,321,455

Japan Post Bank Co. Ltd.(b)	163,800	1,091,008

KBC Group NV	77,688	3,892,895

Mitsubishi UFJ Financial Group, Inc.	1,263,600	5,946,703

Nordea Bank Abp	98,982	945,172

Powszechna Kasa Oszczednosci Bank Polski SA	707,616	3,866,316

Royal Bank of Canada(b)	148,356	13,709,376

Sberbank of Russia PJSC* ‡	1,227,390	—

Skandinaviska Enskilda Banken AB, Class A	366,912	3,868,191

Investments	Shares	Value

Banks – (continued)

Swedbank AB, Class A	281,736	$4,197,823

Toronto-Dominion Bank (The)	6,552	418,803
		63,081,693

Beverages – 1.3%

Arca Continental SAB de CV	514,800	4,209,124

Nongfu Spring Co. Ltd., Class H(a) (b)	93,600	470,394

Thai Beverage PCL	2,363,400	960,324
		5,639,842

Building Products – 1.1%

Geberit AG (Registered)	4,212	1,874,198

Lixil Corp.	187,200	2,835,047
		4,709,245

Capital Markets – 5.0%

3i Group plc	146,016	1,950,981

China Galaxy Securities Co. Ltd., Class H	4,095,000	1,533,698

Hargreaves Lansdown plc	31,122	273,472

IGM Financial, Inc.	121,446	3,247,048

Julius Baer Group Ltd.	41,418	1,985,332

Korea Investment Holdings Co. Ltd.	46,098	1,603,535

Macquarie Korea Infrastructure Fund	46,098	357,600

Moscow Exchange MICEX-RTS PJSC* ‡	775,590	—

NH Investment & Securities Co. Ltd.	460,980	2,902,868

Partners Group Holding AG	2,340	2,103,019

Samsung Securities Co. Ltd.	135,486	3,019,889

SBI Holdings, Inc.	147,000	2,658,432
		21,635,874

Chemicals – 1.9%

Kumho Petrochemical Co. Ltd.	12,168	1,119,034

Nissan Chemical Corp.	8,500	383,153

Nitto Denko Corp.	17,300	911,353

Wacker Chemie AG	17,784	2,072,307

Yara International ASA	84,006	3,749,096
		8,234,943

See Accompanying Notes to the Financial Statements.

364	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction Materials – 1.5%

Ambuja Cements Ltd.	699,894	$4,506,158

Anhui Conch Cement Co. Ltd., Class H	737,000	1,896,520
		6,402,678

Diversified Financial Services – 1.1%

Power Finance Corp. Ltd.	849,186	1,182,310

REC Ltd.	2,711,124	3,358,712
		4,541,022

Diversified Telecommunication Services – 2.0%

Elisa OYJ	8,892	429,841

Koninklijke KPN NV	700,362	1,959,626

Spark New Zealand Ltd.	43,758	130,157

Swisscom AG (Registered)	3,744	1,849,272

Telefonica SA	37,717	129,913

Telenor ASA	318,708	2,896,830

Telstra Group Ltd.	523,692	1,312,709
		8,708,348

Electric Utilities – 1.9%

Endesa SA(b)	65,754	1,097,322

Enel SpA	415,350	1,855,100

Fortum OYJ(b)	230,724	3,248,374

Origin Energy Ltd.	538,200	1,916,926
		8,117,722

Electronic Equipment, Instruments & Components – 0.5%

AUO Corp.	2,434,400	1,276,790

Kingboard Laminates Holdings Ltd.(b)	234,000	186,906

Largan Precision Co. Ltd.	4,000	229,653

Shimadzu Corp.	10,200	269,351
		1,962,700

Entertainment – 1.2%

Capcom Co. Ltd.(b)	10,400	290,026

Nintendo Co. Ltd.	118,000	4,818,919
		5,108,945

Equity Real Estate Investment Trusts (REITs) – 0.8%

Dexus	289,224	1,435,168

Stockland	927,810	2,135,837
		3,571,005

Investments	Shares	Value

Food & Staples Retailing – 1.1%

Cencosud SA	2,583,360	$3,476,176

Kesko OYJ, Class B	56,394	1,098,019
		4,574,195

Food Products – 3.6%

China Feihe Ltd.(a) (b)	3,276,000	1,886,344

Nestle SA (Registered)	86,814	9,459,104

Uni-President China Holdings Ltd.	4,212,000	3,112,111

Want Want China Holdings Ltd.	1,872,000	1,230,536
		15,688,095

Gas Utilities – 0.8%

Kunlun Energy Co. Ltd.	668,000	399,105

Naturgy Energy Group SA(b)	126,828	3,254,098
		3,653,203

Health Care Equipment & Supplies – 0.1%

Hoya Corp.	5,800	541,427

Hotels, Restaurants & Leisure – 1.0%

InterContinental Hotels Group plc	24,102	1,303,132

OPAP SA	254,124	3,114,427
		4,417,559

Household Durables – 1.3%

Barratt Developments plc	194,220	841,241

Nien Made Enterprise Co. Ltd.	316,000	2,441,896

Persimmon plc	142,740	2,144,685
		5,427,822

Household Products – 0.7%

Unilever Indonesia Tbk. PT	9,687,600	2,881,902

Independent Power and Renewable Electricity Producers – 0.0%

Unipro PJSC‡	125,500,000	—

Industrial Conglomerates – 0.4%

Industries Qatar QSC	405,756	1,757,060

Insurance – 1.7%

ASR Nederland NV	66,924	2,949,376

BB Seguridade Participacoes SA	655,200	3,707,254

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	365

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Caixa Seguridade Participacoes S/A	117,000	$196,663

Sampo OYJ, Class A	11,466	524,464
		7,377,757

Interactive Media & Services – 0.8%

Rightmove plc	263,718	1,493,261

Tencent Holdings Ltd.	80,500	2,108,422
		3,601,683

Internet & Direct Marketing Retail – 1.0%

momo.com, Inc.	91,920	1,376,411

ZOZO, Inc.	127,500	2,714,956
		4,091,367

IT Services – 2.3%

HCL Technologies Ltd.	167,310	2,104,374

Infosys Ltd.	61,776	1,147,532

Itochu Techno-Solutions Corp.(b)	101,200	2,348,976

Nomura Research Institute Ltd.	70,200	1,560,945

Obic Co. Ltd.	4,800	722,414

Otsuka Corp.	46,800	1,478,292

SCSK Corp.	41,600	614,897
		9,977,430

Machinery – 2.6%

Atlas Copco AB, Class A(b)	183,690	1,962,162

Atlas Copco AB, Class B	33,930	328,355

Daifuku Co. Ltd.	6,200	284,482

Epiroc AB, Class A	119,106	1,822,086

Epiroc AB, Class B	8,190	109,949

FANUC Corp.	9,000	1,188,616

Haitian International Holdings Ltd.	754,000	1,509,950

Kone OYJ, Class B	61,074	2,502,025

Schindler Holding AG	936	152,688

VAT Group AG(a) (b)	2,808	641,989

Yaskawa Electric Corp.	32,300	897,494
		11,399,796

Marine – 2.5%

AP Moller – Maersk A/S, Class A	1,404	2,810,778

AP Moller – Maersk A/S, Class B	1,404	2,937,523

Nippon Yusen KK(b)	140,400	2,549,464

Orient Overseas International Ltd.(b)	117,000	1,709,574

Investments	Shares	Value

Marine – (continued)

SITC International Holdings Co. Ltd.	468,000	$766,700

Yang Ming Marine Transport Corp.	54,000	100,886
		10,874,925

Media – 0.3%

Publicis Groupe SA	23,400	1,312,248

Metals & Mining – 6.1%

BHP Group Ltd.	177,138	4,231,801

China Hongqiao Group Ltd.(b)	3,276,000	2,324,544

Cia Siderurgica Nacional SA	93,600	219,050

Fortescue Metals Group Ltd.(b)	310,284	2,916,643

Gerdau SA (Preference)	210,600	1,033,484

Grupo Mexico SAB de CV, Series B(b)	889,200	3,217,857

Impala Platinum Holdings Ltd.	58,734	601,162

Kumba Iron Ore Ltd.	126,594	2,383,363

MMC Norilsk Nickel PJSC‡	16,315	—

Rio Tinto plc	118,404	6,185,040

Severstal PAO‡	58,985	—

Vedanta Ltd.	949,572	3,221,163
		26,334,107

Multiline Retail – 0.0%(c)

B&M European Value Retail SA(b)	20,124	74,746

Oil, Gas & Consumable Fuels – 5.9%

Adaro Energy Indonesia Tbk. PT	16,777,800	4,281,176

Canadian Natural Resources Ltd.	124,254	7,443,125

China Shenhua Energy Co. Ltd., Class H	1,287,000	3,385,612

Exxaro Resources Ltd.	280,332	3,119,766

Ovintiv, Inc.(b)	3,744	189,634

Petroleo Brasileiro SA	140,400	889,934

Petroleo Brasileiro SA (Preference)	678,600	3,855,175

Shell plc	64,350	1,781,108

TotalEnergies SE	8,424	458,755
		25,404,285

Personal Products – 2.0%

Hengan International Group Co. Ltd.	117,000	453,849

See Accompanying Notes to the Financial Statements.

366	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Personal Products – (continued)

L’Oreal SA	25,506	$8,018,937

Unilever plc	5,382	246,283
		8,719,069

Pharmaceuticals – 9.6%

Astellas Pharma, Inc.	23,400	322,186

China Medical System Holdings Ltd.	702,000	766,402

Chugai Pharmaceutical Co. Ltd.	110,800	2,571,803

GSK plc	385,164	6,336,136

Novartis AG (Registered)	104,598	8,455,636

Novo Nordisk A/S, Class B	74,412	8,091,665

Orion OYJ, Class B	78,390	3,606,543

Roche Holding AG	33,462	11,119,449

Roche Holding AG – BR	702	284,939
		41,554,759

Professional Services – 1.9%

Bureau Veritas SA	20,124	498,631

Nihon M&A Center Holdings, Inc.	104,700	1,185,522

Randstad NV(b)	20,358	1,014,895

Recruit Holdings Co. Ltd.	42,000	1,297,003

RELX plc	64,818	1,747,046

SGS SA (Registered)	1,045	2,306,675
		8,049,772

Real Estate Management & Development – 2.5%

China Overseas Land & Investment Ltd.	702,000	1,339,638

China Resources Land Ltd.	44,000	137,888

CK Asset Holdings Ltd.	117,000	646,866

Daito Trust Construction Co. Ltd.	37,800	3,740,963

Hopson Development Holdings Ltd.(b)	210,689	169,091

Land & Houses PCL, NVDR	5,639,400	1,363,176

Sino Land Co. Ltd.(b)	74,000	79,092

Sun Hung Kai Properties Ltd.	324,000	3,485,646
		10,962,360

Road & Rail – 0.8%

Aurizon Holdings Ltd.	1,335,438	3,091,284

Canadian National Railway Co.	2,106	249,190
		3,340,474

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – 4.4%

Advantest Corp.(b)	23,400	$1,237,421

ASML Holding NV	11,700	5,527,446

Nanya Technology Corp.	1,404,000	2,374,676

Novatek Microelectronics Corp.	411,000	3,073,970

Parade Technologies Ltd.	32,000	604,795

Realtek Semiconductor Corp.	80,000	633,098

Silergy Corp.	24,000	278,563

Taiwan Semiconductor Manufacturing Co. Ltd.	394,222	4,771,404

Vanguard International Semiconductor Corp.	295,000	607,898
		19,109,271

Software – 0.4%

SAP SE	9,828	948,718

Temenos AG (Registered)	15,912	949,234
		1,897,952

Specialty Retail – 1.8%

H & M Hennes & Mauritz AB, Class B(b)	95,238	958,374

Industria de Diseno Textil SA(b)	150,930	3,421,998

Topsports International Holdings Ltd.(a)	936,000	472,183

USS Co. Ltd.	187,200	2,830,009
		7,682,564

Technology Hardware, Storage & Peripherals – 0.8%

Catcher Technology Co. Ltd.	214,000	1,125,704

Samsung Electronics Co. Ltd.	52,182	2,176,005
		3,301,709

Textiles, Apparel & Luxury Goods – 2.1%

ANTA Sports Products Ltd.	140,400	1,234,113

Bosideng International Holdings Ltd.(b)	2,552,000	1,102,095

Hermes International	702	909,253

Kering SA	7,956	3,646,218

Li Ning Co. Ltd.	59,000	305,152

LVMH Moet Hennessy Louis Vuitton SE	2,574	1,625,624

Pandora A/S	3,510	185,040
		9,007,495

Tobacco – 2.1%

Imperial Brands plc	178,308	4,360,464

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	367

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Tobacco – (continued)

Japan Tobacco, Inc.	234,000	$3,879,140

Swedish Match AB	63,180	649,498
		8,889,102

Trading Companies & Distributors – 0.0%(c)

Ferguson plc	936	102,486

Transportation Infrastructure – 0.1%

Grupo Aeroportuario del Pacifico SAB de CV, Class B	23,400	361,805

Wireless Telecommunication Services – 0.4%

Intouch Holdings PCL, NVDR	234,000	442,669

Tele2 AB, Class B	160,290	1,313,019
		1,755,688
Total Common Stocks (Cost $501,071,246)		422,801,748
	Principal Amount

SECURITIES LENDING REINVESTMENTS(d) – 1.8%

REPURCHASE AGREEMENTS – 1.8%

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $7,869,104, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $7,924,336 (Cost $7,868,448)	$7,868,448	7,868,448
Total Investments – 99.7% (Cost $508,939,694)		430,670,196

Other assets less liabilities – 0.3%		1,426,896
NET ASSETS – 100.0%		$432,097,092

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $30,462,551, collateralized in the form of cash with a value of $7,868,448 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $19,921,144 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 10, 2022 – May 15, 2052 and $4,810,312 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from March 22, 2023 – June 30, 2120; a total value of $32,599,904.

(c)	Represents less than 0.05% of net assets.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $7,868,448.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Percentages shown are based on Net Assets.

Abbreviations

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$28,200,916
Aggregate gross unrealized depreciation	(107,504,195)
Net unrealized depreciation	$(79,303,279)
Federal income tax cost	$509,632,820

See Accompanying Notes to the Financial Statements.

368	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Futures Contracts

FlexShares® International Quality Dividend Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	47	12/16/2022	EUR	$1,680,650	$33,588
FTSE 100 Index	23	12/16/2022	GBP	1,882,141	(54,895)
Hang Seng Index	1	11/29/2022	HKD	93,231	(3,781)
MSCI Emerging Markets E-Mini Index	62	12/16/2022	USD	2,646,160	(317,447)
S&P/TSX 60 Index	5	12/15/2022	CAD	863,311	4,202
SPI 200 Index	6	12/15/2022	AUD	657,610	(3,944)
TOPIX Index	10	12/08/2022	JPY	1,295,792	17,738
					$(324,539)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Index Fund had the following outstanding contracts as of October 31, 2022:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	263,885	Bank of New York	CHF	257,090	12/21/2022	$5,399
USD	592,452	Citibank NA	JPY	84,963,779	12/21/2022	17,089
USD	423,041	JPMorgan Chase Bank	TWD*	13,436,624	12/21/2022	4,251
Total unrealized appreciation						$26,739
JPY	146,913,786	Citibank NA	USD	1,037,735	12/21/2022	$(42,855)
Total unrealized depreciation						$(42,855)
Net unrealized depreciation						$(16,116)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD — Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

TWD – Taiwan Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	369

FlexShares® International Quality Dividend Index Fund (cont.)

FlexShares® International Quality Dividend Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Australia	4.0%
Belgium	0.9
Brazil	2.3
Canada	6.4
Chile	0.8
China	7.7
Denmark	3.3
Finland	2.7
France	4.0
Germany	1.8
Greece	0.7
Hong Kong	1.8
India	4.3
Indonesia	1.7
Italy	1.3
Japan	12.9
Mexico	1.8
Netherlands	2.7
New Zealand	0.0 †
Norway	1.5
Poland	0.9
Qatar	0.4
Singapore	0.2
South Africa	1.4
South Korea	2.6
Spain	2.1
Sweden	3.7
Switzerland	9.5
Taiwan	4.4
Thailand	0.4
Turkey	0.9
United Arab Emirates	0.6
United Kingdom	8.2
Other[1]	2.1
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	97.9%
Securities Lending Reinvestments	1.8
Others(1)	0.3
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

370	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Defensive Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.1%

Aerospace & Defense – 0.1%

Thales SA	322	$40,943

Air Freight & Logistics – 0.2%

Deutsche Post AG (Registered)	759	26,938

SG Holdings Co. Ltd.	4,600	61,030
		87,968

Auto Components – 0.8%

Bridgestone Corp.	9,300	335,497

Automobiles – 2.7%

Bajaj Auto Ltd.	6,785	300,969

Ford Otomotiv Sanayi A/S	17,503	341,538

Hero MotoCorp Ltd.	9,683	313,128

Mercedes-Benz Group AG	897	51,952

Toyota Motor Corp.	6,900	95,607
		1,103,194

Banks – 10.6%

ABN AMRO Bank NV, CVA(a)	9,846	96,885

Banco de Chile	1,178,520	107,748

Banco Santander Chile	1,985,774	71,115

Bank Hapoalim BM	33,373	323,347

Bank Leumi Le-Israel BM	7,337	70,358

Bank of China Ltd., Class H	414,000	133,432

Bank of Communications Co. Ltd., Class H	138,000	67,331

Bankinter SA(b)	63,986	386,779

BOC Hong Kong Holdings Ltd.	103,500	321,713

China CITIC Bank Corp. Ltd., Class H(b)	46,000	17,346

China Everbright Bank Co. Ltd., Class H	253,000	65,427

Commonwealth Bank of Australia	8,878	594,272

Credit Agricole SA	11,592	105,244

Hang Seng Bank Ltd.	6,900	97,129

HSBC Holdings plc	6,187	31,863

Japan Post Bank Co. Ltd.(b)	46,000	306,388

Malayan Banking Bhd.	35,291	64,118

National Bank of Canada	1,886	128,254

Nordea Bank Abp	15,640	149,345

Investments	Shares	Value

Banks – (continued)

Royal Bank of Canada(b)	8,648	$799,150

Sberbank of Russia PJSC* ‡	79,800	—

Swedbank AB, Class A	21,965	327,275

Toronto-Dominion Bank (The)	603	38,544
		4,303,063

Building Products – 0.2%

Xinyi Glass Holdings Ltd.	69,000	88,779

Capital Markets – 4.2%

Amundi SA(a)	1,817	85,805

Everbright Securities Co. Ltd., Class H(a) (b)	138,000	74,715

IGM Financial, Inc.	11,293	301,936

Korea Investment Holdings Co. Ltd.	6,854	238,419

Macquarie Korea Infrastructure Fund	33,212	257,638

Moscow Exchange MICEX-RTS PJSC* ‡	227,100	—

NH Investment & Securities Co. Ltd.	44,413	279,676

Samsung Securities Co. Ltd.	12,305	274,270

Singapore Exchange Ltd.	32,200	191,593
		1,704,052

Chemicals – 1.6%

Evonik Industries AG	3,703	68,274

Nissan Chemical Corp.	5,200	234,400

Yara International ASA	7,728	344,892
		647,566

Commercial Services & Supplies – 0.2%

Brambles Ltd.	12,788	95,511

Construction & Engineering – 0.8%

Bouygues SA	3,588	102,414

Taisei Corp.	3,700	100,942

WSP Global, Inc.	874	107,285
		310,641

Construction Materials – 1.1%

ACC Ltd.	11,293	326,099

Ambuja Cements Ltd.	2,691	17,325

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	371

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction Materials – (continued)

China Resources Cement Holdings Ltd.(b)	128,000	$46,309

LafargeHolcim Maroc SA	460	62,138
		451,871

Containers & Packaging – 0.2%

Klabin SA	20,700	85,289

Diversified Financial Services – 0.3%

Power Finance Corp. Ltd.	78,016	108,621

Diversified Telecommunication Services – 3.2%

Elisa OYJ	6,118	295,745

Emirates Telecommunications Group Co. PJSC	9,177	64,460

Hellenic Telecommunications Organization SA	6,095	95,782

Koninklijke KPN NV	24,081	67,379

Nippon Telegraph & Telephone Corp.	6,600	181,790

Proximus SADP	5,796	60,779

Spark New Zealand Ltd.	3,450	10,262

Telefonica Deutschland Holding AG	37,030	80,737

Telefonica SA	29,988	103,291

Telenor ASA	29,716	270,097

Telia Co. AB(b)	25,277	66,907
		1,297,229

Electric Utilities – 2.9%

EDP–Energias de Portugal SA	25,254	110,447

Endesa SA(b)	5,336	89,049

Enel SpA	38,571	172,272

Energisa SA	9,200	85,017

Fortum OYJ(b)	8,418	118,517

Iberdrola SA	7,320	74,337

Power Grid Corp. of India Ltd.	86,848	239,369

Red Electrica Corp. SA	6,486	104,811

SSE plc	6,003	107,544

Transmissora Alianca de Energia Eletrica SA	11,500	88,081
		1,189,444

Electrical Equipment – 0.1%

Mitsubishi Electric Corp.	3,200	28,203

Investments	Shares	Value

Electronic Equipment, Instruments & Components – 1.0%

AUO Corp.	480,800	$252,169

Innolux Corp.	187,770	69,054

Kingboard Laminates Holdings Ltd.(b)	82,500	65,896
		387,119

Entertainment – 0.9%

Capcom Co. Ltd.(b)	12,300	343,011

Equity Real Estate Investment Trusts (REITs) – 0.3%

Gecina SA	368	32,825

Growthpoint Properties Ltd.(b)	122,981	86,661
		119,486

Food & Staples Retailing – 1.1%

BIM Birlesik Magazalar A/S	58,535	421,638

Loblaw Cos. Ltd.	414	33,877
		455,515

Food Products – 3.8%

JBS SA	16,100	76,584

Nestle SA (Registered)	13,294	1,448,492

Sime Darby Plantation Bhd.	27,600	25,685
		1,550,761

Gas Utilities – 2.0%

Grupo Energia Bogota SA ESP	233,703	78,823

Naturgy Energy Group SA(b)	11,891	305,094

Petronas Gas Bhd.	87,400	316,104

Snam SpA	24,380	108,480
		808,501

Health Care Equipment & Supplies – 0.2%

Fisher & Paykel Healthcare Corp. Ltd.	7,613	86,598

Health Care Providers & Services – 0.9%

Mitra Keluarga Karyasehat Tbk. PT(a)	1,938,900	343,091

Hotels, Restaurants & Leisure – 0.9%

McDonald’s Holdings Co. Japan Ltd.	2,500	86,790

OPAP SA	23,644	289,770
		376,560

See Accompanying Notes to the Financial Statements.

372	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Durables – 0.8%

Persimmon plc	14,306	$214,949

Sekisui House Ltd.	6,900	114,896
		329,845

Independent Power and Renewable Electricity Producers – 0.2%

China Resources Power Holdings Co. Ltd.(b)	46,000	66,921

Huadian Power International Corp. Ltd., Class H	92,000	27,659
		94,580

Industrial Conglomerates – 1.6%

Alfa SAB de CV, Class A	69,000	45,713

Jardine Matheson Holdings Ltd.	1,800	82,836

Quinenco SA	44,367	117,943

Siemens AG (Registered)	115	12,575

Sime Darby Bhd.	634,800	302,094

Toshiba Corp.	2,300	80,172
		641,333

Insurance – 3.6%

AIA Group Ltd.	4,600	34,838

Allianz SE (Registered)	1,495	269,216

BB Seguridade Participacoes SA	62,100	351,374

Great-West Lifeco, Inc.	4,071	94,131

Medibank Pvt Ltd.	44,183	79,390

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	713	188,435

Sampo OYJ, Class A	3,197	146,234

Zurich Insurance Group AG	736	314,257
		1,477,875

Interactive Media & Services – 0.5%

Tencent Holdings Ltd.	7,400	193,818

Internet & Direct Marketing Retail – 0.6%

ZOZO, Inc.	11,300	240,620

IT Services – 2.4%

HCL Technologies Ltd.	29,394	369,709

Itochu Techno-Solutions Corp.(b)	10,600	246,039

Investments	Shares	Value

IT Services – (continued)

Tata Consultancy Services Ltd.	9,683	$373,522
		989,270

Leisure Products – 0.6%

Shimano, Inc.	1,600	248,394

Life Sciences Tools & Services – 0.1%

Sartorius Stedim Biotech	69	21,904

Machinery – 0.8%

Atlas Copco AB, Class B	4,255	41,178

Knorr-Bremse AG	1,127	50,748

Kone OYJ, Class B	5,796	237,445
		329,371

Marine – 1.8%

AP Moller–Maersk A/S, Class A	84	168,166

AP Moller–Maersk A/S, Class B	133	278,270

Mitsui OSK Lines Ltd.(b)	1,000	19,854

SITC International Holdings Co. Ltd.	104,000	170,378

Yang Ming Marine Transport Corp.	54,000	100,886
		737,554

Media – 0.5%

Publicis Groupe SA	2,139	119,953

Quebecor, Inc., Class B	3,795	71,446
		191,399

Metals & Mining – 6.0%

BHP Group Ltd.	41,653	995,084

China Hongqiao Group Ltd.	161,000	114,240

Fortescue Metals Group Ltd.(b)	28,911	271,761

Gerdau SA (Preference)	23,000	112,869

Kinross Gold Corp.	28,129	101,871

Kumba Iron Ore Ltd.	12,328	232,097

Magnitogorsk Iron & Steel Works PJSC‡	172,884	—

Novolipetsk Steel PJSC‡	47,108	—

Rio Tinto Ltd.	184	10,378

Rio Tinto plc	11,224	586,305

Severstal PAO‡	6,900	—
		2,424,605

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	373

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Multiline Retail – 1.1%

B&M European Value Retail SA(b)	18,101	$67,232

Canadian Tire Corp. Ltd., Class A(b)	690	77,237

Dollarama, Inc.	2,116	125,575

Wesfarmers Ltd.	5,635	163,806
		433,850

Multi-Utilities – 0.1%

Engie SA	3,772	49,039

Oil, Gas & Consumable Fuels – 7.9%

Adaro Energy Indonesia Tbk. PT	1,573,200	401,432

Aker BP ASA(b)	1,794	57,184

BP plc	92,851	512,925

China Petroleum & Chemical Corp., Class H	230,000	90,830

Exxaro Resources Ltd.	26,105	290,518

LUKOIL PJSC‡	240	—

Neste OYJ	2,760	120,953

Ovintiv, Inc.(b)	1,817	92,031

Pembina Pipeline Corp.(b)	3,657	120,591

Petroleo Brasileiro SA	55,200	349,888

Petroleo Brasileiro SA (Preference)	64,400	365,861

Shell plc	16,905	467,904

Surgutneftegas PJSC (Preference)‡	276,000	—

TotalEnergies SE	6,348	345,700
		3,215,817

Personal Products – 2.2%

Hengan International Group Co. Ltd.	69,000	267,655

L’Oreal SA	1,817	571,254

Unilever plc	1,150	52,624
		891,533

Pharmaceuticals – 7.9%

GSK plc	27,117	446,088

Novartis AG (Registered)	6,003	485,279

Novo Nordisk A/S, Class B	1,311	142,560

Orion OYJ, Class B	7,337	337,558

Roche Holding AG	5,290	1,757,871

Investments	Shares	Value

Pharmaceuticals – (continued)

Sanofi	483	$41,689
		3,211,045

Professional Services – 0.8%

Nihon M&A Center Holdings, Inc.	11,000	124,553

RELX plc	391	10,539

Thomson Reuters Corp.(b)	1,794	190,559
		325,651

Real Estate Management & Development – 1.7%

CIFI Holdings Group Co. Ltd.(b)	322,000	21,330

Country Garden Holdings Co. Ltd.(b)	299,000	38,471

Daito Trust Construction Co. Ltd.	3,600	356,282

Greentown Service Group Co. Ltd.(a) (b)	108,000	44,301

Hopson Development Holdings Ltd.(b)	71,300	57,223

Land & Houses PCL, NVDR	483,000	116,753

Longfor Group Holdings Ltd.(c)	33,000	42,039
		676,399

Road & Rail – 1.3%

Aurizon Holdings Ltd.	124,936	289,203

Canadian National Railway Co.	1,909	225,881
		515,084

Semiconductors & Semiconductor Equipment – 2.5%

Advantest Corp.(b)	500	26,440

ASML Holding NV	391	184,721

Novatek Microelectronics Corp.	28,000	209,419

Powerchip Semiconductor Manufacturing Corp.	46,000	43,969

Taiwan Semiconductor Manufacturing Co. Ltd.	46,000	556,754
		1,021,303

Software – 0.1%

SAP SE	253	24,423

Specialty Retail – 1.6%

Hikari Tsushin, Inc.(b)	700	84,630

Home Product Center PCL, NVDR	276,000	105,875

Industria de Diseno Textil SA(b)	14,306	324,356

Topsports International Holdings Ltd.(a)	23,000	11,603

See Accompanying Notes to the Financial Statements.

374	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

USS Co. Ltd.	9,200	$139,082
		665,546

Technology Hardware, Storage & Peripherals – 2.7%

Asustek Computer, Inc.	11,000	80,565

Catcher Technology Co. Ltd.	23,000	120,987

FUJIFILM Holdings Corp.	2,600	119,281

Inventec Corp.	110,000	83,296

Lite-On Technology Corp.	152,000	301,901

Ricoh Co. Ltd.	12,500	91,667

Samsung Electronics Co. Ltd.	6,992	291,569
		1,089,266

Textiles, Apparel & Luxury Goods – 0.5%

Kering SA	138	63,245

LVMH Moet Hennessy Louis Vuitton SE	230	145,258
		208,503

Tobacco – 4.0%

British American Tobacco plc	10,672	421,881

Imperial Brands plc	16,031	392,033

ITC Ltd.	74,727	314,787

Japan Tobacco, Inc.	22,000	364,706

Swedish Match AB	12,581	129,334
		1,622,741

Trading Companies & Distributors – 1.2%

ITOCHU Corp.(b)	7,600	196,807

Mitsubishi Corp.	6,900	187,129

Sumitomo Corp.	8,400	107,123
		491,059

Transportation Infrastructure – 0.7%

Westports Holdings Bhd.	425,500	302,386

Wireless Telecommunication Services – 2.0%

KDDI Corp.	9,200	272,035

SoftBank Corp.	11,600	114,373

Tele2 AB, Class B	28,612	234,376

Vodafone Group plc	145,199	169,917
		790,701
Total Common Stocks (Cost $44,872,925)		39,803,427

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(d) – 0.9%

REPURCHASE AGREEMENTS – 0.9%

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $349,171, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $351,621 (Cost $349,142)	$349,142	$349,142
Total Investments – 99.0% (Cost $45,222,067)		40,152,569

Other assets less liabilities – 1.0%		392,772
NET ASSETS – 100.0%		$40,545,341

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $4,025,435, collateralized in the form of cash with a value of $349,142 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $3,313,552 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 10, 2022 – May 15, 2052 and $717,486 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from March 22, 2023 – June 30, 2120; a total value of $4,380,180.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $349,142.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Percentages shown are based on Net Assets.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	375

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Abbreviations

CVA – Dutch Certification

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,762,867
Aggregate gross unrealized depreciation	(8,040,597)
Net unrealized depreciation	$(5,277,730)
Federal income tax cost	$45,415,127

Futures Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	6	12/16/2022	USD	$526,770	$(15,308)
MSCI Emerging Markets E-Mini Index	5	12/16/2022	USD	213,400	(18,134)
					$(33,442)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following outstanding contracts as of October 31, 2022:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	70,546	Morgan Stanley	AUD	105,364	12/21/2022	$3,060
USD	76,143	Citibank NA	CHF	73,000	12/21/2022	2,746
USD	231,254	Morgan Stanley	EUR	230,000	12/21/2022	2,973
USD	274,235	Bank of New York	JPY	38,900,000	12/21/2022	10,810
USD	41,931	JPMorgan Chase Bank	ZAR	750,000	12/21/2022	1,278
Total unrealized appreciation						$20,867
CAD	76,000	Toronto-Dominion Bank (The)	USD	57,095	12/21/2022	$(1,345)
NOK	59,477	Morgan Stanley	USD	5,788	12/21/2022	(57)
USD	18,524	Citibank NA	BRL*	100,000	12/21/2022	(332)
USD	77,567	Bank of New York	GBP	68,000	12/21/2022	(863)
Total unrealized depreciation						$(2,597)
Net unrealized appreciation						$18,270

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

See Accompanying Notes to the Financial Statements.

376	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

USD — US Dollar

ZAR — South African Rand

FlexShares® International Quality Dividend Defensive Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Australia	6.2%
Belgium	0.1
Brazil	3.7
Canada	6.2
Chile	0.7
China	3.6
Colombia	0.2
Denmark	1.4
Finland	3.1
France	4.3
Germany	1.9
Greece	0.9
Hong Kong	1.8
India	5.8
Indonesia	1.8
Israel	1.0
Italy	0.7
Japan	12.1
Malaysia	2.5
Mexico	0.1
Morocco	0.1
Netherlands	0.9
New Zealand	0.2
Norway	1.7
Portugal	0.3
Singapore	0.7
South Africa	1.5
South Korea	3.3
Spain	3.4
Sweden	2.3
Switzerland	9.9
Taiwan	4.5
Thailand	0.5
Turkey	1.9
United Arab Emirates	0.2
United Kingdom	8.6
Other[1]	1.9
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.1%
Securities Lending Reinvestments	0.9
Others(1)	1.0
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	377

Schedule of Investments

FlexShares® International Quality Dividend Dynamic Index Fund

October 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.5%

Auto Components – 0.8%

Fuyao Glass Industry Group Co. Ltd., Class H(a)	34,800	$124,795

Koito Manufacturing Co. Ltd.	5,800	82,492

Magna International, Inc.	3,074	171,092

Nexteer Automotive Group Ltd.(b)	174,000	94,205
		472,584

Automobiles – 3.8%

Ford Otomotiv Sanayi A/S	28,101	548,337

Geely Automobile Holdings Ltd.(b)	251,000	269,870

Isuzu Motors Ltd.	14,500	170,135

Mercedes-Benz Group AG	12,441	720,549

Stellantis NV	17,197	232,175

Yadea Group Holdings Ltd.(a)	256,000	390,693
		2,331,759

Banks – 13.8%

ABN AMRO Bank NV, CVA(a)	15,204	149,607

Absa Group Ltd.	2,581	28,052

Agricultural Bank of China Ltd., Class H	464,000	132,405

Australia & New Zealand Banking Group Ltd.	44,979	735,152

Banco Bilbao Vizcaya Argentaria SA	76,125	391,915

Bank Polska Kasa Opieki SA	34,510	567,337

BNP Paribas SA	8,642	405,670

China Construction Bank Corp., Class H	870,000	462,162

China Merchants Bank Co. Ltd., Class H	113,500	373,039

Credit Agricole SA	17,574	159,554

DBS Group Holdings Ltd.	14,563	351,957

DNB Bank ASA	9,657	170,906

Erste Group Bank AG	19,459	480,038

Hana Financial Group, Inc.	5,510	159,562

ING Groep NV	29,174	287,015

KBC Group NV	2,204	110,441

National Bank of Canada	2,900	197,210

Nedbank Group Ltd.	12,296	145,565

Investments	Shares	Value

Banks – (continued)

Nordea Bank Abp	24,505	$233,997

Powszechna Kasa Oszczednosci Bank Polski SA	101,471	554,424

Royal Bank of Canada(b)	12,412	1,146,976

Sberbank of Russia PJSC (Preference)*‡	31,920	—

Skandinaviska Enskilda Banken AB, Class A	51,736	545,430

Societe Generale SA	7,511	172,411

Standard Bank Group Ltd.	57,507	537,128
		8,497,953

Beverages – 1.3%

Ambev SA	34,800	106,113

Diageo plc	13,572	562,228

Thai Beverage PCL	327,700	133,155
		801,496

Building Products – 0.2%

Nibe Industrier AB, Class B	19,227	153,288

Capital Markets – 4.4%

3i Group plc	38,396	513,025

Amundi SA(a)	2,755	130,100

EQT AB(b)	22,504	443,138

IGM Financial, Inc.	8,178	218,651

Macquarie Group Ltd.	2,842	308,035

Meritz Securities Co. Ltd.	79,721	207,075

Samsung Securities Co. Ltd.	19,459	433,728

SBI Holdings, Inc.	26,100	472,007
		2,725,759

Chemicals – 2.6%

BASF SE	7,946	356,821

Nippon Sanso Holdings Corp.	8,000	127,668

Nissan Chemical Corp.	10,200	459,784

Shin-Etsu Chemical Co. Ltd.	2,900	303,199

Wacker Chemie AG	3,277	381,857
		1,629,329

Communications Equipment – 0.0%(c)

BYD Electronic International Co. Ltd.(b)	3,000	8,714

See Accompanying Notes to the Financial Statements.

378	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – 0.2%

Bouygues SA	5,104	$145,686

Construction Materials – 0.1%

CRH plc	1,943	70,055

Diversified Financial Services – 0.8%

REC Ltd.	396,169	490,799

Diversified Telecommunication Services – 0.3%

Telefonica SA	48,546	167,212

Electric Utilities – 1.0%

Endesa SA	9,338	155,835

Enel SpA	36,482	162,942

SSE plc	9,656	172,987

Transmissora Alianca de Energia Eletrica SA	20,300	155,483
		647,247

Electrical Equipment – 0.7%

Mitsubishi Electric Corp.	20,300	178,915

WEG SA	29,000	222,615
		401,530

Electronic Equipment, Instruments & Components – 0.8%

Innolux Corp.	315,800	116,137

Kingboard Holdings Ltd.	51,500	127,014

Kingboard Laminates Holdings Ltd.(b)	159,500	127,399

Omron Corp.	2,900	135,718
		506,268

Equity Real Estate Investment Trusts (REITs) – 0.9%

Fibra Uno Administracion SA de CV(b)	139,200	162,139

Growthpoint Properties Ltd.(b)	180,322	127,067

RioCan REIT(b)	8,497	120,910

Stockland(b)	63,162	145,400
		555,516

Food & Staples Retailing – 0.1%

Cencosud SA	29,580	39,803

Investments	Shares	Value

Food Products – 1.7%

JBS SA	23,200	$110,357

Nestle SA (Registered)	4,669	508,726

Uni-President China Holdings Ltd.	609,000	449,971
		1,069,054

Gas Utilities – 0.6%

AltaGas Ltd.(b)	9,309	167,679

Kunlun Energy Co. Ltd.	198,000	118,298

Naturgy Energy Group SA(b)	2,117	54,317
		340,294

Health Care Equipment & Supplies – 2.5%

Carl Zeiss Meditec AG	1,160	140,502

Coloplast A/S, Class B	1,218	135,827

GN Store Nord A/S(b)	4,553	96,832

Hoya Corp.	6,000	560,097

Straumann Holding AG (Registered)	4,698	447,759

Sysmex Corp.	2,900	156,633
		1,537,650

Health Care Providers & Services – 0.4%

Amplifon SpA	5,162	128,261

Rede D’Or Sao Luiz SA*(a)	23,200	142,235
		270,496

Hotels, Restaurants & Leisure – 1.7%

Aristocrat Leisure Ltd.	7,656	181,481

Evolution AB(a)	2,146	200,609

OPAP SA	37,932	464,877

Yum China Holdings, Inc.	4,292	177,474
		1,024,441

Household Durables – 1.3%

Barratt Developments plc	29,116	126,112

Haier Smart Home Co. Ltd., Class H	58,000	145,114

Persimmon plc	27,173	408,278

Taylor Wimpey plc	108,257	116,889
		796,393

Industrial Conglomerates – 1.3%

Melrose Industries plc	93,119	125,331

Siemens AG (Registered)	5,916	646,921
		772,252

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	379

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – 3.3%

Allianz SE (Registered)	3,161	$569,225

AXA SA	14,529	358,993

BB Seguridade Participacoes SA	31,900	180,497

Legal & General Group plc	61,596	165,169

Manulife Financial Corp.	16,414	271,712

Powszechny Zaklad Ubezpieczen SA	23,403	131,451

Zurich Insurance Group AG	870	371,472
		2,048,519

Interactive Media & Services – 2.1%

Autohome, Inc., ADR	4,205	109,835

REA Group Ltd.(b)	5,916	459,973

Rightmove plc	61,480	348,121

SEEK Ltd.	9,773	134,923

Tencent Holdings Ltd.	8,700	227,867
		1,280,719

Internet & Direct Marketing Retail – 0.8%

momo.com, Inc.	5,000	74,870

ZOZO, Inc.	18,600	396,064
		470,934

IT Services – 0.6%

Capgemini SE	1,276	209,664

Infosys Ltd.	8,526	158,376
		368,040

Life Sciences Tools & Services – 0.2%

Sartorius AG (Preference)	377	133,058

Machinery – 4.4%

Atlas Copco AB, Class A(b)	25,955	277,249

Atlas Copco AB, Class B	4,089	39,571

Doosan Bobcat, Inc.	5,336	125,491

FANUC Corp.	3,600	475,446

Komatsu Ltd.	8,700	166,701

MINEBEA MITSUMI, Inc.	5,800	86,004

VAT Group AG(a)(b)	2,030	464,116

Volvo AB, Class B	12,963	212,092

Wartsila OYJ Abp	44,689	304,762

Weichai Power Co. Ltd., Class H	116,000	111,126

Investments	Shares	Value

Machinery – (continued)

Yaskawa Electric Corp.	12,600	$350,106

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(b)	278,400	89,728
		2,702,392

Marine – 2.6%

AP Moller – Maersk A/S, Class A	203	406,402

AP Moller – Maersk A/S, Class B	213	445,650

Hapag-Lloyd AG(a)	87	15,727

Mitsui OSK Lines Ltd.(b)	6,800	135,007

Nippon Yusen KK(b)	11,900	216,087

Orient Overseas International Ltd.(b)	17,500	255,705

Yang Ming Marine Transport Corp.	87,000	162,539
		1,637,117

Media – 1.6%

Publicis Groupe SA	9,193	515,534

WPP plc	57,130	503,849
		1,019,383

Metals & Mining – 6.2%

BHP Group Ltd.	65,830	1,572,669

China Hongqiao Group Ltd.	493,000	349,817

Fortescue Metals Group Ltd.(b)	44,486	418,164

Gerdau SA (Preference)	29,000	142,313

Kumba Iron Ore Ltd.	19,082	359,253

MMC Norilsk Nickel PJSC‡	2,128	—

Rio Tinto plc	9,976	521,114

Severstal PAO‡	7,952	—

Vedanta Ltd.	143,289	486,069
		3,849,399

Multi-Utilities – 0.3%

Engie SA	16,240	211,132

Oil, Gas & Consumable Fuels – 8.7%

Adaro Energy Indonesia Tbk. PT	1,452,900	370,735

BP plc	147,784	816,385

Canadian Natural Resources Ltd.	17,951	1,075,310

China Petroleum & Chemical Corp., Class H	348,000	137,429

See Accompanying Notes to the Financial Statements.

380	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Exxaro Resources Ltd.	41,934	$466,676

Keyera Corp.(b)	6,322	135,334

Neste OYJ	4,089	179,194

Ovintiv, Inc.(b)	11,223	568,445

Pembina Pipeline Corp.	5,510	181,694

Petroleo Brasileiro SA	87,000	551,455

Petroleo Brasileiro SA (Preference)	101,500	576,629

Shell plc	3,306	91,505

Woodside Energy Group Ltd.(b)	10,325	237,549
		5,388,340

Personal Products – 1.9%

L’Oreal SA	3,770	1,185,266

Pharmaceuticals – 4.2%

Astellas Pharma, Inc.	16,400	225,806

China Medical System Holdings Ltd.	276,000	301,320

CSPC Pharmaceutical Group Ltd.	522,000	536,640

GSK plc	30,276	498,055

Novartis AG (Registered)	783	63,297

Novo Nordisk A/S, Class B	232	25,228

Orion OYJ, Class B	11,223	516,344

Roche Holding AG	667	221,645

Takeda Pharmaceutical Co. Ltd.	7,000	184,519
		2,572,854

Professional Services – 1.7%

Adecco Group AG (Registered)	3,596	112,614

Nihon M&A Center Holdings, Inc.	19,000	215,138

Recruit Holdings Co. Ltd.	22,600	697,911
		1,025,663

Real Estate Management & Development – 1.2%

China Evergrande Group*(b)	928,000	72,570

China Resources Land Ltd.	64,000	200,564

Country Garden Holdings Co. Ltd.(b)	248,001	31,909

Daiwa House Industry Co. Ltd.	3,900	79,031

Land & Houses PCL, NVDR	829,400	200,486

NEPI Rockcastle NV	26,419	132,975
		717,535

Investments	Shares	Value

Road & Rail – 0.7%

Aurizon Holdings Ltd.	195,924	$453,527

Semiconductors & Semiconductor Equipment – 7.2%

ASM International NV	1,421	315,719

ASML Holding NV	4,843	2,287,985

Globalwafers Co. Ltd.	8,000	89,006

MediaTek, Inc.	12,000	219,722

Novatek Microelectronics Corp.	44,000	329,087

Silergy Corp.	25,000	290,170

Taiwan Semiconductor Manufacturing Co. Ltd.	49,000	593,064

Tokyo Electron Ltd.	1,300	345,390
		4,470,143

Software – 0.7%

SAP SE	4,669	450,709

Specialty Retail – 1.5%

Fast Retailing Co. Ltd.	400	223,339

Industria de Diseno Textil SA(b)	23,577	534,555

USS Co. Ltd.	11,600	175,364
		933,258

Technology Hardware, Storage & Peripherals – 1.2%

Asustek Computer, Inc.	19,000	139,157

Samsung Electronics Co. Ltd.	8,410	350,700

Samsung Electronics Co. Ltd. (Preference)	6,554	245,237
		735,094

Textiles, Apparel & Luxury Goods – 2.9%

Burberry Group plc	7,975	166,654

Cie Financiere Richemont SA (Registered)	7,163	701,019

Eclat Textile Co. Ltd.	10,000	131,740

Li Ning Co. Ltd.	2,500	12,930

LVMH Moet Hennessy Louis Vuitton SE	116	73,260

Moncler SpA	3,509	151,522

Pandora A/S	8,178	431,127

Shenzhou International Group Holdings Ltd.	14,500	100,486
		1,768,738

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	381

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Tobacco – 1.9%

Imperial Brands plc	25,694	$628,338

Japan Tobacco, Inc.	34,400	570,267
		1,198,605

Trading Companies & Distributors – 1.1%

Ferguson plc	4,843	530,277

Rexel SA	8,381	149,970
		680,247

Wireless Telecommunication Services – 0.2%

Total Access Communication PCL, NVDR	37,700	44,574

Vodafone Group plc	55,042	64,412
		108,986
Total Common Stocks (Cost $75,550,979)		60,865,236
Investments	Principal Amount

SECURITIES LENDING REINVESTMENTS(d) – 1.6%

Citigroup Global Markets, Inc., 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $1,013,550, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 5.50%, maturing 7/15/2028 – 1/15/2029; total market value $1,020,664 (Cost $1,013,466)	$1,013,466	1,013,466
Total Investments (Cost $76,564,445) – 100.1%		61,878,702
Liabilities in excess of other assets – (0.1%)		(90,345)
NET ASSETS – 100.0%		$61,788,357

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $6,321,311, collateralized in the form of cash with a value of $1,013,466 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $4,491,592 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 10, 2022 – May 15, 2052 and $1,306,179 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from April 19, 2023 – June 30, 2120; a total value of $6,811,237.

(c)	Represents less than 0.05% of net assets.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $1,013,466.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

CVA – Dutch Certification

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,137,449
Aggregate gross unrealized depreciation	(16,971,088)
Net unrealized depreciation	$(14,833,639)
Federal income tax cost	$76,683,848

See Accompanying Notes to the Financial Statements.

382	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Futures Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	7	12/16/2022	USD	$614,565	$(10,074)
MSCI Emerging Markets E-Mini Index	6	12/16/2022	USD	256,080	(28,440)
					$(38,514)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following outstanding contracts as of October 31, 2022:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	121,278	Citibank NA	CHF	116,272	12/21/2022	$4,375
USD	77,706	Morgan Stanley	EUR	77,284	12/21/2022	999
USD	181,348	Bank of New York	JPY	25,724,060	12/21/2022	7,148
Total unrealized appreciation						$12,522
CAD	115,542	Toronto-Dominion Bank (The)	USD	86,800	12/21/2022	$(2,045)
USD	40,972	Bank of New York	GBP	35,918	12/21/2022	(456)
Total unrealized depreciation						$(2,501)
Net unrealized appreciation						$10,021

Abbreviations:

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	383

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

FlexShares® International Quality Dividend Dynamic Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Australia	7.5%
Austria	0.8
Belgium	0.2
Brazil	3.5
Canada	6.9
Chile	0.1
China	9.0
Denmark	2.5
Finland	1.6
France	6.0
Germany	5.5
Greece	0.7
India	1.8
Indonesia	0.6
Italy	1.1
Japan	11.6
Mexico	0.3
Netherlands	4.9
Norway	0.3
Poland	2.0
Singapore	0.8
South Africa	2.9
South Korea	2.5
Spain	2.1
Sweden	3.4
Switzerland	4.7
Taiwan	3.5
Thailand	0.4
Turkey	0.9
United Kingdom	10.4
Other[1]	1.5
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.5%
Securities Lending Reinvestments	1.6
Others(1)	(0.1)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

384	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

October 31, 2022

Investments	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – 99.8%

U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025	$71,729,792	$72,523,677
2.00%, 1/15/2026	121,498,045	122,181,471
2.38%, 1/15/2027	39,391,594	40,372,152
1.75%, 1/15/2028	36,086,872	36,166,517
3.63%, 4/15/2028	50,102,095	54,874,026
2.50%, 1/15/2029	31,822,993	33,277,714
3.88%, 4/15/2029	57,952,067	65,292,851

U.S. Treasury Inflation Linked Notes
0.63%, 1/15/2024	84,828,656	83,436,935
0.50%, 4/15/2024	61,667,715	60,377,150
0.13%, 7/15/2024	83,355,901	81,270,376
0.13%, 10/15/2024	66,167,334	64,224,961
0.25%, 1/15/2025	83,554,401	80,725,736
0.13%, 4/15/2025	66,417,384	63,693,882
0.38%, 7/15/2025	83,473,398	80,665,137
0.13%, 10/15/2025	159,372,673	152,404,789
0.63%, 1/15/2026	215,355,399	207,664,435
0.13%, 4/15/2026	183,350,608	172,963,724
0.13%, 7/15/2026	185,395,072	175,230,932
0.13%, 10/15/2026	67,682,097	63,691,894
0.38%, 1/15/2027	76,909,546	72,682,525
0.13%, 4/15/2027(a)	67,270,854	62,732,699
0.38%, 7/15/2027	72,867,778	68,796,006
1.63%, 10/15/2027	34,593,426	34,639,366
0.50%, 1/15/2028	76,030,725	71,524,568
0.75%, 7/15/2028	70,525,565	67,108,794
0.88%, 1/15/2029	69,438,048	66,111,260
Total U.S. Treasury Obligations (Cost $2,273,651,424)		2,154,633,577

Total Investments (Cost $2,273,651,424) – 99.8%		2,154,633,577

Other Assets less Liabilities – 0.2%		3,305,038
NET ASSETS – 100.0%		$2,157,938,615
(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $62,732,699, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 6.13%, and maturity dates ranging from January 15, 2026 – August 15, 2052; a total value of $65,292,514.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$472,535
Aggregate gross unrealized depreciation	(132,857,075)
Net unrealized depreciation	$(132,384,540)
Federal income tax cost	$2,287,018,117

Security Type	% of Net Assets
U.S. Treasury Obligations	99.8%
Others(1)	0.2
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	385

Schedule of Investments

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

October 31, 2022

Investments	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – 99.9%

U.S. Treasury Inflation Linked Bonds
2.00%, 1/15/2026	$15,332,561	$15,418,806
2.38%, 1/15/2027	12,636,093	12,950,637
1.75%, 1/15/2028	11,988,430	12,014,889
3.63%, 4/15/2028	13,111,034	14,359,783
2.50%, 1/15/2029	15,248,661	15,945,722
3.88%, 4/15/2029	21,249,872	23,941,592
3.38%, 4/15/2032	3,902,785	4,470,264
2.13%, 2/15/2040	11,837,849	12,375,331

U.S. Treasury Inflation Linked Notes
0.63%, 1/15/2026	32,529,852	31,368,117
0.13%, 4/15/2026	30,599,467	28,865,996
0.13%, 7/15/2026(a)	28,246,594	26,697,997
0.13%, 10/15/2026	29,396,180	27,663,126
0.38%, 1/15/2027	29,504,389	27,882,800
0.13%, 4/15/2027(a)	30,215,293	28,176,941
0.38%, 7/15/2027	28,315,810	26,733,554
1.63%, 10/15/2027	16,511,862	16,533,790
0.50%, 1/15/2028	41,828,786	39,349,695
0.75%, 7/15/2028	39,510,976	37,596,777
0.88%, 1/15/2029	38,968,586	37,101,594
0.25%, 7/15/2029	30,520,926	27,842,298
0.13%, 1/15/2030	31,483,953	28,175,985
0.13%, 7/15/2030(a)	32,885,965	29,343,445
0.13%, 1/15/2031	33,228,834	29,422,662
0.13%, 7/15/2031	35,911,265	31,644,464
0.13%, 1/15/2032	39,187,876	34,217,444
0.63%, 7/15/2032	24,981,210	22,876,836
Total U.S. Treasury Obligations (Cost $705,602,536)		642,970,545

Total Investments (Cost $705,602,536) – 99.9%		642,970,545

Other Assets less Liabilities – 0.1%		915,953
NET ASSETS – 100.0%		$643,886,498

(a)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $59,169,651, collateralized by $24,130,581 in U.S. Government Treasury Securities, interest rates ranging from 0.13% – 6.13%, and maturity dates ranging from January 15,

2026 – August 15, 2052 and $36,915,173 in Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 2, 2022 – June 22, 2071; a total value of $61,045,754.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(71,520,022)
Net unrealized depreciation	$(71,520,022)
Federal income tax cost	$714,490,567

Security Type	% of Net Assets
U.S. Treasury Obligations	99.9%
Others(1)	0.1
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

386	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Disciplined Duration MBS Index Fund

October 31, 2022

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – 99.0%

FHLMC
3.00%, 12/1/2026	$92,656	$89,695
3.00%, 1/1/2027	384,397	372,101
3.00%, 4/1/2027	318,229	308,057
2.50%, 1/1/2028	159,673	152,138
2.50%, 4/1/2028	500,319	475,798
2.00%, 6/1/2028	284,395	266,049
2.50%, 7/1/2028	247,847	235,044
2.50%, 1/1/2029	36,447	34,611
2.50%, 1/1/2030	408,962	389,378
2.00%, 8/1/2031	133,480	119,862
2.00%, 10/1/2031	29,467	26,458
3.00%, 4/1/2033	117,584	107,669
3.00%, 6/1/2033	94,496	86,527
5.00%, 5/1/2034	44,597	44,539
5.00%, 7/1/2034	236,515	237,054
3.00%, 5/1/2035	16,314	14,937
5.00%, 7/1/2035	242,605	243,159
5.00%, 8/1/2035	89,744	89,949
5.00%, 10/1/2035	15,621	15,600
3.00%, 11/1/2035	19,033	17,425
5.00%, 11/1/2035	152,117	152,464
5.00%, 12/1/2035	94,671	94,887
6.00%, 1/1/2037	61,678	63,924
6.00%, 4/1/2037	31,283	32,419
6.00%, 5/1/2037	53,609	55,557
5.00%, 2/1/2038	46,996	47,104
5.00%, 7/1/2038	140,335	140,656
5.00%, 10/1/2038	42,236	42,332
5.00%, 11/1/2038	165,018	164,805
5.00%, 12/1/2038	277,318	276,960
5.00%, 2/1/2039	112,692	112,949
5.00%, 5/1/2039	60,908	61,048
5.00%, 6/1/2039	22,684	22,736
5.00%, 7/1/2039	47,386	47,325
5.00%, 9/1/2039	58,534	57,996
6.00%, 11/1/2039	32,708	33,897
5.00%, 12/1/2039	197,283	197,735
5.00%, 1/1/2040	14,882	14,916
5.00%, 3/1/2040	38,246	38,334
5.00%, 4/1/2040	17,156	17,195
6.00%, 4/1/2040	37,975	38,947
5.00%, 5/1/2040	16,161	16,140
6.00%, 5/1/2040	91,762	94,180

Investments	Principal Amount	Value
5.00%, 7/1/2040	$86,426	$86,483
6.00%, 7/1/2040	144,675	149,738
5.00%, 9/1/2040	89,147	89,351
4.00%, 1/1/2041	13,434	12,623
5.00%, 5/1/2041	126,002	125,208
5.00%, 7/1/2041	189,402	189,835
3.50%, 11/1/2041	58,371	53,026
3.00%, 3/1/2042	10,460	9,186
4.50%, 3/1/2042	469,575	455,005
3.00%, 4/1/2042	78,404	68,853
3.00%, 6/1/2042	66,436	58,344
3.00%, 8/1/2042	36,760	32,282
3.00%, 11/1/2042	258,304	226,758
3.00%, 12/1/2042	80,155	70,387
3.00%, 1/1/2043	41,327	36,284
3.00%, 2/1/2043	21,586	18,902
3.00%, 3/1/2043	113,426	99,613
3.00%, 4/1/2043	26,821	23,539
3.00%, 6/1/2043	17,102	15,017
3.00%, 10/1/2043	51,886	45,555
4.00%, 8/1/2044	11,891	11,143
5.00%, 8/1/2044	34,651	34,731
4.00%, 1/1/2045	36,085	33,816
4.00%, 2/1/2045	81,194	76,090
4.50%, 2/1/2045	415,074	398,886
4.00%, 8/1/2045	90,629	85,047
4.00%, 9/1/2045	15,305	14,338
4.00%, 10/1/2045	151,109	141,466
4.00%, 11/1/2045	31,015	29,098
4.00%, 12/1/2045	12,928	12,109
4.00%, 1/1/2046	39,518	36,929
2.50%, 9/1/2046	23,133	19,326
3.00%, 11/1/2046	27,395	23,719
3.50%, 7/1/2048	495,371	444,298

FHLMC UMBS
3.00%, 8/1/2026	61,636	59,752
3.00%, 1/1/2027	97,147	93,926
3.00%, 2/1/2027	52,896	51,088
3.00%, 4/1/2027	346,280	334,324
2.50%, 6/1/2027	32,067	30,620
2.50%, 3/1/2028	1,066,357	1,013,191
3.00%, 8/1/2029	141,357	133,651
2.50%, 8/1/2030	1,060,663	985,750
2.50%, 11/1/2030	46,364	43,886
3.00%, 5/1/2031	95,253	91,772

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	387

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
2.00%, 8/1/2031	$32,569	$29,209
2.00%, 11/1/2031	53,086	47,555
2.50%, 12/1/2031	707,485	657,959
2.00%, 1/1/2032	105,296	94,433
3.00%, 1/1/2032	412,429	387,061
2.00%, 2/1/2032	110,893	99,432
2.00%, 12/1/2032	861,377	772,504
3.00%, 4/1/2033	1,776,782	1,697,342
3.00%, 10/1/2033	3,926,921	3,692,625
5.00%, 8/1/2035	382,885	383,282
2.00%, 10/1/2035	1,233,083	1,084,099
1.50%, 2/1/2036	1,277,745	1,088,678
2.00%, 3/1/2036	825,073	725,097
1.50%, 4/1/2036	844,932	719,934
6.00%, 4/1/2036	408,182	418,456
2.50%, 10/1/2036	692,524	603,777
5.00%, 3/1/2038	53,351	53,406
5.00%, 7/1/2039	74,464	74,275
5.00%, 10/1/2039	26,685	26,713
5.00%, 1/1/2040	26,685	26,808
5.00%, 3/1/2040	42,802	42,846
5.00%, 5/1/2040	58,032	58,093
2.00%, 7/1/2040	111,798	92,410
6.00%, 7/1/2040	667,504	690,810
1.50%, 10/1/2040	576,536	456,371
3.50%, 12/1/2040	44,539	40,409
2.00%, 1/1/2041	178,698	147,706
2.00%, 2/1/2041	1,283,733	1,061,089
1.50%, 3/1/2041	751,104	594,496
2.00%, 3/1/2041	643,216	531,658
4.50%, 3/1/2041	76,356	73,729
1.50%, 4/1/2041	216,183	171,107
2.00%, 4/1/2041	168,363	139,162
4.50%, 4/1/2041	16,198	15,676
1.50%, 5/1/2041	661,528	523,592
2.50%, 6/1/2041	839,719	712,720
4.00%, 1/1/2042	60,889	57,143
5.00%, 2/1/2042	49,512	49,564
3.00%, 3/1/2042	118,761	103,858
3.50%, 11/1/2042	77,026	69,852
3.00%, 12/1/2042	514,980	451,562
3.50%, 1/1/2043	40,661	36,891
3.50%, 2/1/2043	27,064	24,553
2.50%, 6/1/2043	405,526	338,398
4.00%, 12/1/2043	11,653	10,906

Investments	Principal Amount	Value
4.50%, 3/1/2044	$56,433	$54,613
4.00%, 6/1/2044	4,313	4,036
4.50%, 7/1/2044	21,153	20,471
4.00%, 8/1/2044	12,849	12,026
4.00%, 12/1/2044	770,626	710,211
4.50%, 12/1/2044	13,900	13,452
5.00%, 12/1/2044	130,621	129,583
4.00%, 2/1/2045	16,239	15,199
4.50%, 9/1/2045	14,937	14,219
4.00%, 10/1/2045	41,340	38,725
4.00%, 12/1/2045	20,741	19,414
4.50%, 12/1/2045	671,370	647,444
3.00%, 1/1/2046	45,009	39,171
4.00%, 1/1/2046	35,394	33,128
4.00%, 2/1/2046	1,106,931	1,036,777
4.50%, 4/1/2046	34,791	33,669
4.00%, 11/1/2046	1,018,941	953,729
4.50%, 3/1/2047	471,179	452,642
4.50%, 8/1/2048	458,604	438,272
4.50%, 1/1/2051	990,067	944,832

FNMA UMBS
3.50%, 12/1/2025	760,825	733,075
4.00%, 5/1/2026	773,146	758,423
3.00%, 11/1/2026	856,995	829,225
3.00%, 12/1/2026	252,478	244,145
3.50%, 12/1/2026	413,663	399,533
3.00%, 1/1/2027	86,554	83,686
3.00%, 2/1/2027	96,550	93,303
3.00%, 6/1/2027	329,706	317,971
3.00%, 8/1/2027	341,328	328,863
3.00%, 10/1/2027	92,129	88,629
2.50%, 11/1/2027	498,668	473,174
3.00%, 11/1/2027	121,189	114,629
2.50%, 12/1/2027	228,714	217,682
2.50%, 1/1/2028	1,804,529	1,716,051
2.50%, 4/1/2028	75,994	72,223
2.50%, 9/1/2028	59,957	57,098
3.50%, 12/1/2028	108,875	105,111
3.00%, 2/1/2029	152,145	145,551
2.50%, 3/1/2029	281,290	267,147
2.50%, 6/1/2029	108,291	103,127
3.50%, 12/1/2029	1,753,306	1,692,598
2.50%, 7/1/2030	264,988	251,662
3.00%, 7/1/2030	997,237	954,623
2.50%, 8/1/2030	1,067,688	992,276
3.00%, 9/1/2030	1,418,173	1,358,709
3.50%, 10/1/2030	59,189	55,849

See Accompanying Notes to the Financial Statements.

388	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
3.50%, 11/1/2030	$10,410	$9,822
3.50%, 12/1/2030	204,079	196,001
3.50%, 2/1/2031	962,841	929,540
2.50%, 3/1/2031	546,005	517,154
2.00%, 9/1/2031	26,858	24,087
2.00%, 11/1/2031	64,126	57,508
2.00%, 2/1/2032	60,136	53,483
3.50%, 10/1/2032	392,529	378,888
6.00%, 12/1/2032	11,554	11,846
6.00%, 4/1/2033	6,986	7,148
3.00%, 5/1/2033	108,909	99,601
3.00%, 6/1/2033	103,541	94,699
3.00%, 7/1/2033	13,648	12,481
3.00%, 10/1/2033	23,868	21,828
4.00%, 3/1/2034	789,716	774,668
6.00%, 3/1/2034	222,371	227,945
6.00%, 8/1/2034	38,221	39,187
6.50%, 9/1/2034	107,142	110,910
6.00%, 12/1/2034	173,769	178,145
3.00%, 2/1/2035	906,771	857,366
6.00%, 4/1/2035	654,753	673,441
3.00%, 7/1/2035	2,108,202	1,982,567
5.00%, 8/1/2035	22,692	22,716
1.50%, 11/1/2035	864,340	736,276
6.00%, 11/1/2035	33,302	34,142
5.00%, 12/1/2035	50,404	50,456
2.00%, 1/1/2036	524,902	461,493
5.00%, 2/1/2036	188,852	188,699
4.50%, 6/1/2036	490,721	474,021
6.00%, 6/1/2036	45,389	46,798
2.00%, 7/1/2036	1,024,937	900,994
2.50%, 7/1/2036	802,340	725,818
5.00%, 7/1/2036	21,789	21,811
6.50%, 8/1/2036	17,588	18,381
6.00%, 9/1/2036	713,725	731,720
2.50%, 11/1/2036	847,827	739,324
6.00%, 11/1/2036	43,075	44,484
1.50%, 2/1/2037	1,309,556	1,115,282
6.00%, 6/1/2037	98,209	101,106
6.00%, 8/1/2037	154,110	158,000
6.00%, 9/1/2037	21,698	22,390
6.50%, 10/1/2037	32,338	33,342
5.00%, 3/1/2038	54,763	54,820
5.00%, 5/1/2038	42,647	42,691
6.00%, 5/1/2038	14,740	15,235

Investments	Principal Amount	Value
6.00%, 9/1/2038	$27,695	$28,510
5.00%, 6/1/2039	49,492	49,544
5.00%, 10/1/2039	51,585	51,639
5.00%, 2/1/2040	41,595	42,021
5.00%, 3/1/2040	168,238	168,414
5.00%, 6/1/2040	15,972	15,931
6.00%, 6/1/2040	111,569	114,396
2.00%, 11/1/2040	735,685	608,115
2.00%, 12/1/2040	396,063	327,381
2.00%, 1/1/2041	185,911	153,670
3.50%, 1/1/2041	39,277	35,679
1.50%, 2/1/2041	830,250	657,221
2.50%, 2/1/2041	289,719	242,342
3.50%, 2/1/2041	24,469	22,185
4.50%, 2/1/2041	122,923	118,605
1.50%, 4/1/2041	448,256	354,835
2.00%, 5/1/2041	863,388	711,521
4.50%, 5/1/2041	40,468	39,111
5.00%, 5/1/2041	34,293	34,329
6.00%, 5/1/2041	25,520	26,355
4.50%, 6/1/2041	555,763	536,239
2.50%, 7/1/2041	850,465	721,866
5.00%, 7/1/2041	452,008	452,479
6.00%, 7/1/2041	717,800	740,010
4.50%, 8/1/2041	122,379	118,413
5.00%, 8/1/2041	67,859	67,929
4.00%, 9/1/2041	210,334	197,390
4.50%, 9/1/2041	76,147	73,474
3.50%, 10/1/2041	136,511	123,851
4.00%, 10/1/2041	53,857	50,542
5.00%, 10/1/2041	66,018	66,087
4.00%, 11/1/2041	78,434	73,611
4.00%, 12/1/2041	18,354	17,225
4.00%, 1/1/2042	169,094	158,689
4.50%, 1/1/2042	18,855	18,247
6.00%, 1/1/2042	75,599	78,506
3.00%, 3/1/2042	149,997	131,560
4.00%, 3/1/2042	86,809	81,411
3.00%, 4/1/2042	50,391	44,201
4.50%, 4/1/2042	100,800	97,550
3.50%, 5/1/2042	25,499	23,135
4.50%, 5/1/2042	73,141	70,782
3.50%, 6/1/2042	45,375	41,169
3.50%, 7/1/2042	138,907	126,030
4.00%, 7/1/2042	118,292	111,012
3.50%, 8/1/2042	42,798	38,989
3.00%, 9/1/2042	72,808	63,857

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	389

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
3.50%, 9/1/2042	$14,566	$13,216
4.00%, 9/1/2042	71,597	67,191
3.00%, 10/1/2042	151,126	132,548
3.50%, 10/1/2042	26,359	23,915
2.50%, 12/1/2042	244,622	204,131
3.00%, 12/1/2042	146,054	128,099
2.50%, 1/1/2043	8,093	6,755
3.00%, 1/1/2043	141,056	123,656
3.50%, 1/1/2043	40,226	36,480
4.00%, 1/1/2043	77,160	72,415
4.50%, 1/1/2043	192,360	186,160
2.50%, 2/1/2043	759,406	633,456
3.00%, 2/1/2043	192,899	169,132
3.50%, 2/1/2043	74,401	67,499
3.50%, 3/1/2043	90,593	82,190
2.50%, 5/1/2043	12,850	10,596
2.50%, 6/1/2043	6,889	5,722
4.00%, 8/1/2043	41,080	38,397
4.00%, 9/1/2043	98,513	92,411
4.50%, 9/1/2043	26,593	25,735
4.00%, 10/1/2043	120,341	112,126
4.00%, 11/1/2043	253,775	237,533
4.50%, 11/1/2043	96,492	93,379
4.50%, 12/1/2043	65,439	63,166
4.00%, 1/1/2044	96,958	90,577
4.50%, 2/1/2044	19,328	18,705
4.50%, 3/1/2044	109,443	107,684
5.00%, 3/1/2044	20,618	20,410
4.00%, 4/1/2044	979,595	913,982
4.50%, 4/1/2044	204,052	197,470
5.00%, 6/1/2044	32,207	32,054
4.00%, 10/1/2044	38,785	36,341
4.50%, 10/1/2044	9,093	8,799
4.50%, 12/1/2044	35,623	34,474
4.00%, 2/1/2045	27,472	25,713
4.50%, 2/1/2045	119,635	115,777
4.00%, 4/1/2045	25,222	23,607
4.00%, 8/1/2045	11,678	10,928
4.00%, 11/1/2045	63,801	59,717
4.50%, 11/1/2045	79,227	76,672
4.00%, 12/1/2045	319,112	298,235
4.00%, 2/1/2046	8,432	7,908
4.50%, 3/1/2046	130,557	125,938
4.00%, 4/1/2046	11,910	11,159
2.50%, 6/1/2046	77,145	64,391

Investments	Principal Amount	Value
4.50%, 6/1/2046	$89,137	$86,261
4.50%, 7/1/2046	18,403	17,634
4.50%, 8/1/2046	15,497	14,947
2.50%, 10/1/2046	62,430	52,101
4.50%, 10/1/2046	30,692	29,364
2.50%, 12/1/2046	21,380	17,791
4.50%, 1/1/2047	27,435	26,279
4.00%, 2/1/2047	31,237	29,226
4.50%, 2/1/2047	34,980	33,852
4.50%, 3/1/2047	188,848	182,757
4.50%, 5/1/2047	565,777	537,454
4.50%, 7/1/2047	83,996	81,178
5.00%, 7/1/2047	256,081	256,348
4.50%, 4/1/2048	765,015	740,349
4.00%, 7/1/2048	136,578	127,798
4.50%, 11/1/2048	600,631	572,908
6.00%, 2/1/2049	91,834	96,059
4.50%, 11/1/2049	951,847	912,744
4.00%, 1/1/2050	910,256	836,158

FNMA/FHLMC UMBS, 15 Year, Single Family
TBA 2.50%, 11/25/2037	1,400,000	1,261,228

GNMA
6.00%, 3/15/2033	49,442	52,105
5.50%, 8/20/2033	29,805	30,275
5.50%, 11/20/2033	27,828	27,779
6.00%, 12/15/2033	83,256	87,352
5.50%, 3/20/2034	34,311	35,106
5.50%, 7/20/2034	21,544	22,095
5.50%, 9/20/2034	9,189	9,218
6.00%, 2/15/2035	21,578	22,741
5.50%, 3/20/2036	68,243	70,319
5.50%, 9/20/2038	40,442	41,677
5.50%, 2/20/2039	67,507	69,571
4.50%, 5/15/2039	2,103,337	2,048,677
5.00%, 11/15/2039	1,982,808	1,985,367
4.00%, 6/15/2040	330,279	313,893
4.00%, 8/15/2040	320,504	304,560
4.00%, 11/15/2040	248,507	235,737
5.50%, 12/20/2040	19,616	20,197
5.50%, 1/20/2041	20,780	21,418
5.50%, 5/20/2041	119,344	122,993
4.00%, 9/15/2041	977,352	918,623
4.50%, 11/15/2041	429,330	417,433
5.50%, 11/20/2041	194,141	200,029
5.50%, 12/20/2041	51,777	52,443
5.50%, 2/20/2042	14,521	14,966
3.50%, 6/15/2042	462,558	425,055

See Accompanying Notes to the Financial Statements.

390	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
2.50%, 3/20/2043	$42,945	$37,083
2.50%, 5/20/2043	62,165	53,678
5.50%, 3/20/2044	61,416	63,298
4.50%, 10/20/2044	125,514	123,159
2.50%, 11/20/2044	36,655	31,644
5.00%, 6/20/2045	161,126	161,693
4.00%, 8/15/2045	1,861,936	1,743,077
4.50%, 12/20/2045	264,014	259,009
5.50%, 3/20/2046	534,798	551,076
4.50%, 4/20/2046	901,341	884,342
5.00%, 5/20/2046	377,669	379,017
3.50%, 6/15/2046	2,278,774	2,087,597
5.50%, 2/20/2047	263,750	271,854
5.00%, 5/20/2048	144,269	141,940
5.50%, 7/20/2049	9,959	10,066
4.00%, 12/20/2051	456,574	421,379
Total Mortgage-Backed Securities (Cost $107,353,373)		96,171,521

Total Investments (Cost $107,353,373) – 99.0%		96,171,521

Other Assets less Liabilities – 1.0%		1,017,432
NET ASSETS – 100.0%		$97,188,953

Percentages shown are based on Net Assets.

Abbreviations

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

TBA – To Be Announced; Security is subject to delayed delivery.

UMBS – Uniform Mortgage-Backed Securities

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(11,181,553)
Net unrealized depreciation	$(11,181,553)
Federal income tax cost	$107,353,074

Security Type	% of Net Assets
Mortgage-Backed Securities	99.0%
Others(1)	1.0
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	391

Schedule of Investments

FlexShares® Credit-Scored US Corporate Bond Index Fund

October 31, 2022

Investments	Principal Amount	Value

CORPORATE BONDS – 97.0%

Aerospace & Defense – 0.8%

Boeing Co. (The)
5.15%, 5/1/2030	$100,000	$92,399

General Dynamics Corp.
3.50%, 5/15/2025	375,000	363,240
3.75%, 5/15/2028	600,000	559,768

L3Harris Technologies, Inc.
4.40%, 6/15/2028	500,000	467,445

Leidos, Inc.
4.38%, 5/15/2030	250,000	218,181

Lockheed Martin Corp.
3.55%, 1/15/2026	151,000	145,208

Precision Castparts Corp.
3.25%, 6/15/2025	135,000	129,619
		1,975,860

Air Freight & Logistics – 0.4%

CH Robinson Worldwide, Inc.
4.20%, 4/15/2028	210,000	191,976

United Parcel Service, Inc.
2.50%, 9/1/2029	1,000,000	850,341
4.45%, 4/1/2030	50,000	48,007
		1,090,324

Banks – 28.1%

Banco Bilbao Vizcaya Argentaria SA
6.14%, 9/14/2028(a)	600,000	570,692

Banco Santander SA
5.18%, 11/19/2025	150,000	142,433
1.72%, 9/14/2027(a)	600,000	489,704

Bank of America Corp.
4.45%, 3/3/2026	450,000	431,671
3.38%, 4/2/2026(a)	2,000,000	1,878,878
1.73%, 7/22/2027(a)	360,000	307,849
Series L, 4.18%, 11/25/2027	775,000	709,896
3.82%, 1/20/2028(a)	500,000	456,459
3.71%, 4/24/2028(a)	5,000	4,523
4.95%, 7/22/2028(a)	775,000	739,216
3.42%, 12/20/2028(a)	200,000	176,552
4.27%, 7/23/2029(a)	300,000	272,275

Investments	Principal Amount	Value

Banks – (continued)
3.97%, 2/7/2030(a)	$300,000	$265,315
3.19%, 7/23/2030(a)	250,000	209,145
2.50%, 2/13/2031(a)	600,000	471,401
2.59%, 4/29/2031(a)	188,000	148,434
1.90%, 7/23/2031(a)	250,000	185,439
Series N, 2.65%, 3/11/2032(a)	500,000	385,850
2.69%, 4/22/2032(a)	162,000	125,202
2.30%, 7/21/2032(a)	500,000	370,261
2.57%, 10/20/2032(a)	250,000	188,610
3.85%, 3/8/2037(a)	200,000	160,239

Bank of Montreal
2.65%, 3/8/2027	300,000	265,982
Series H, 4.70%, 9/14/2027	250,000	239,454
3.80%, 12/15/2032(a)	500,000	428,704
3.09%, 1/10/2037(a)	25,000	18,342

Bank of Nova Scotia (The)
4.50%, 12/16/2025	350,000	335,937
Series 2, 3.62%, 10/27/2081(a)	250,000	176,728
8.62%, 10/27/2082(a)	300,000	301,604

BankUnited, Inc.
5.13%, 6/11/2030	250,000	224,785

Barclays plc
4.38%, 9/11/2024	440,000	418,085
3.65%, 3/16/2025	150,000	139,343
5.20%, 5/12/2026	250,000	228,708
5.30%, 8/9/2026(a)	450,000	428,386
4.84%, 5/9/2028	300,000	254,261

Canadian Imperial Bank of Commerce
2.25%, 1/28/2025	300,000	279,426

Citigroup, Inc.
3.35%, 4/24/2025(a)	600,000	576,134
4.40%, 6/10/2025	825,000	798,726
5.50%, 9/13/2025	650,000	644,301
4.60%, 3/9/2026	380,000	364,208
3.11%, 4/8/2026(a)	500,000	466,707
3.40%, 5/1/2026	160,000	148,212
3.20%, 10/21/2026	300,000	273,198
4.45%, 9/29/2027	1,000,000	928,167

See Accompanying Notes to the Financial Statements.

392	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)
3.89%, 1/10/2028(a)	$500,000	$457,735
3.67%, 7/24/2028(a)	500,000	448,489
2.98%, 11/5/2030(a)	500,000	407,882
2.67%, 1/29/2031(a)	500,000	397,645
4.41%, 3/31/2031(a)	636,000	567,545
2.57%, 6/3/2031(a)	250,000	195,496
2.56%, 5/1/2032(a)	50,000	38,098
6.63%, 6/15/2032	300,000	303,634
3.06%, 1/25/2033(a)	400,000	311,618

Citizens Financial Group, Inc.
3.25%, 4/30/2030	200,000	164,184

Comerica, Inc.
4.00%, 2/1/2029	300,000	273,641

Cooperatieve Rabobank UA
3.75%, 7/21/2026	250,000	227,362

Discover Bank
2.45%, 9/12/2024	500,000	469,230
4.65%, 9/13/2028	250,000	223,051
2.70%, 2/6/2030	300,000	229,494

Fifth Third Bancorp
4.30%, 1/16/2024	200,000	197,074
3.65%, 1/25/2024	450,000	439,746
2.55%, 5/5/2027	200,000	174,672
4.06%, 4/25/2028(a)	500,000	457,534
4.77%, 7/28/2030(a)	275,000	252,225

Fifth Third Bank NA
3.85%, 3/15/2026	350,000	326,560

HSBC Holdings plc
3.80%, 3/11/2025(a)	450,000	429,920
4.25%, 8/18/2025	1,040,000	967,508
4.29%, 9/12/2026(a)	650,000	599,273
4.04%, 3/13/2028(a)	490,000	429,097
4.58%, 6/19/2029(a)	870,000	755,499
4.95%, 3/31/2030	250,000	223,819
3.97%, 5/22/2030(a)	590,000	486,338
2.36%, 8/18/2031(a)	50,000	35,612
2.80%, 5/24/2032(a)	200,000	143,282
5.40%, 8/11/2033(a)	600,000	520,194

Huntington Bancshares, Inc.
4.00%, 5/15/2025	150,000	144,575
2.55%, 2/4/2030	200,000	158,748

ING Groep NV
3.55%, 4/9/2024	150,000	145,635

Investments	Principal Amount	Value

Banks – (continued)
1.73%, 4/1/2027(a)	$500,000	$425,754
4.02%, 3/28/2028(a)	500,000	449,691
4.55%, 10/2/2028	300,000	270,229
4.05%, 4/9/2029	200,000	173,899

JPMorgan Chase & Co.
4.02%, 12/5/2024(a)	40,000	39,245
2.30%, 10/15/2025(a)	120,000	111,926
2.00%, 3/13/2026(a)	115,000	104,860
2.08%, 4/22/2026(a)	1,800,000	1,638,592
3.96%, 1/29/2027(a)	750,000	702,355
1.58%, 4/22/2027(a)	250,000	215,013
8.00%, 4/29/2027	200,000	218,847
3.63%, 12/1/2027	200,000	180,687
3.78%, 2/1/2028(a)	925,000	845,029
4.01%, 4/23/2029(a)	130,000	117,176
4.20%, 7/23/2029(a)	400,000	361,942
4.45%, 12/5/2029(a)	500,000	456,021
3.70%, 5/6/2030(a)	250,000	217,601
2.74%, 10/15/2030(a)	200,000	161,356
4.49%, 3/24/2031(a)	150,000	135,548
2.96%, 5/13/2031(a)	500,000	393,367
1.95%, 2/4/2032(a)	225,000	164,810
2.96%, 1/25/2033(a)	100,000	78,124
4.59%, 4/26/2033(a)	400,000	356,218
4.91%, 7/25/2033(a)	800,000	727,932

KeyCorp
2.25%, 4/6/2027	300,000	257,064
4.10%, 4/30/2028	200,000	183,986
2.55%, 10/1/2029	150,000	120,779

Lloyds Banking Group plc
3.51%, 3/18/2026(a)	600,000	555,216

M&T Bank Corp.
4.55%, 8/16/2028(a)	120,000	112,935

Mitsubishi UFJ Financial Group, Inc.
3.41%, 3/7/2024	50,000	48,633
2.19%, 2/25/2025	700,000	645,701
3.68%, 2/22/2027	300,000	275,261
3.29%, 7/25/2027	700,000	626,983
2.34%, 1/19/2028(a)	1,000,000	853,328
3.74%, 3/7/2029	200,000	175,738
3.20%, 7/18/2029	500,000	418,969
2.05%, 7/17/2030	100,000	74,581
2.31%, 7/20/2032(a)	500,000	364,576

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	393

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)

Mizuho Financial Group, Inc.
2.23%, 5/25/2026(a)	$700,000	$632,989
1.23%, 5/22/2027(a)	500,000	420,136
3.17%, 9/11/2027	450,000	392,988
4.02%, 3/5/2028	340,000	305,419
4.25%, 9/11/2029(a)	500,000	444,214
3.15%, 7/16/2030(a)	150,000	122,607
2.59%, 5/25/2031(a)	250,000	190,817
2.56%, 9/13/2031	50,000	35,845

National Australia Bank Ltd.
3.91%, 6/9/2027	550,000	518,838

NatWest Group plc
1.64%, 6/14/2027(a)	450,000	373,882
5.08%, 1/27/2030(a)	1,250,000	1,113,438
4.44%, 5/8/2030(a)	950,000	810,974

PNC Bank NA
3.88%, 4/10/2025	250,000	239,885
3.25%, 1/22/2028	200,000	180,723
4.05%, 7/26/2028	250,000	226,881
2.70%, 10/22/2029	500,000	405,422

PNC Financial Services Group, Inc. (The)
3.90%, 4/29/2024	550,000	538,191
3.15%, 5/19/2027	80,000	71,909
2.55%, 1/22/2030	250,000	202,417

Regions Financial Corp.
2.25%, 5/18/2025	600,000	553,579

Royal Bank of Canada
4.65%, 1/27/2026	550,000	530,819

Santander Holdings USA, Inc.
4.50%, 7/17/2025	190,000	181,622
4.40%, 7/13/2027	450,000	406,665

Santander UK Group Holdings plc
3.82%, 11/3/2028(a)	200,000	169,768

Sumitomo Mitsui Financial Group, Inc.
2.70%, 7/16/2024	740,000	704,746
2.35%, 1/15/2025	200,000	186,175
1.47%, 7/8/2025	500,000	446,310
2.63%, 7/14/2026	550,000	492,713
1.40%, 9/17/2026	450,000	380,929
3.45%, 1/11/2027	110,000	100,290
3.36%, 7/12/2027	400,000	359,395

Investments	Principal Amount	Value

Banks – (continued)
1.90%, 9/17/2028	$240,000	$190,418
4.31%, 10/16/2028	450,000	411,848
2.47%, 1/14/2029	500,000	405,303
3.04%, 7/16/2029	300,000	247,673
2.72%, 9/27/2029	250,000	200,683
2.75%, 1/15/2030	200,000	159,799
2.13%, 7/8/2030	250,000	187,551
2.14%, 9/23/2030	250,000	183,396

SVB Financial Group
3.13%, 6/5/2030	500,000	389,843

Toronto-Dominion Bank (The)
3.25%, 3/11/2024	450,000	437,510
1.25%, 9/10/2026	350,000	298,043
3.62%, 9/15/2031(a)	200,000	179,600
4.46%, 6/8/2032	770,000	691,990

Truist Bank
3.63%, 9/16/2025	500,000	472,990

Truist Financial Corp.
2.85%, 10/26/2024	100,000	95,453
4.00%, 5/1/2025	160,000	155,015

US Bancorp
3.38%, 2/5/2024	200,000	195,863
3.95%, 11/17/2025	200,000	192,950
3.90%, 4/26/2028	500,000	465,676
4.55%, 7/22/2028(a)	550,000	522,856
3.00%, 7/30/2029	200,000	168,848
4.97%, 7/22/2033(a)	100,000	91,062

Wells Fargo & Co.
3.00%, 2/19/2025	450,000	425,009
3.55%, 9/29/2025	930,000	880,736
2.41%, 10/30/2025(a)	500,000	465,692
3.00%, 4/22/2026	450,000	411,814
4.10%, 6/3/2026	240,000	226,999
3.20%, 6/17/2027(a)	1,000,000	905,943
4.30%, 7/22/2027	1,000,000	935,351
3.53%, 3/24/2028(a)	500,000	450,227
3.58%, 5/22/2028(a)	1,110,000	999,128
2.39%, 6/2/2028(a)	850,000	726,062
2.88%, 10/30/2030(a)	450,000	369,208
2.57%, 2/11/2031(a)	450,000	358,607
4.48%, 4/4/2031(a)	500,000	452,373

Westpac Banking Corp.
2.89%, 2/4/2030(a)	250,000	228,239
4.32%, 11/23/2031(a)	200,000	179,544

See Accompanying Notes to the Financial Statements.

394	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)
4.11%, 7/24/2034(a)	$400,000	$330,619
2.67%, 11/15/2035(a)	300,000	212,522
		68,134,858

Beverages – 0.8%

Coca-Cola Co. (The)
3.45%, 3/25/2030	150,000	135,760

Constellation Brands, Inc.
4.65%, 11/15/2028	300,000	283,785
3.15%, 8/1/2029	500,000	427,743

Keurig Dr Pepper, Inc.
3.95%, 4/15/2029	300,000	272,164
4.05%, 4/15/2032	150,000	131,340

PepsiCo, Inc.
7.00%, 3/1/2029	360,000	397,749
3.90%, 7/18/2032	200,000	185,202
		1,833,743

Biotechnology – 2.2%

AbbVie, Inc.
3.80%, 3/15/2025	1,000,000	964,629
2.95%, 11/21/2026	500,000	456,615
4.25%, 11/14/2028	1,000,000	941,317
3.20%, 11/21/2029	1,500,000	1,311,090

Amgen, Inc.
3.00%, 2/22/2029	500,000	436,541
2.45%, 2/21/2030	250,000	206,042

Gilead Sciences, Inc.
3.65%, 3/1/2026	280,000	265,109
2.95%, 3/1/2027	750,000	681,682
		5,263,025

Building Products – 0.7%

Allegion plc
3.50%, 10/1/2029	250,000	209,254

Carlisle Cos., Inc.
3.75%, 12/1/2027	150,000	136,863

Carrier Global Corp.
2.72%, 2/15/2030	250,000	205,558

Lennox International, Inc.
1.35%, 8/1/2025	450,000	399,527

Masco Corp.
3.50%, 11/15/2027	450,000	403,671

Owens Corning
3.95%, 8/15/2029	320,000	280,797
		1,635,670

Investments	Principal Amount	Value

Capital Markets – 6.3%

Ameriprise Financial, Inc.
2.88%, 9/15/2026	$100,000	$91,781

Ares Capital Corp.
2.15%, 7/15/2026	500,000	413,946

Bain Capital Specialty Finance, Inc.
2.55%, 10/13/2026	175,000	141,857

Bank of New York Mellon Corp. (The)
2.45%, 8/17/2026	100,000	90,664
3.99%, 6/13/2028(a)	300,000	279,498

BlackRock, Inc.
3.20%, 3/15/2027	150,000	140,064
3.25%, 4/30/2029	350,000	312,215

Blackstone Secured Lending Fund
3.63%, 1/15/2026	700,000	630,599
2.13%, 2/15/2027	250,000	201,772

Cboe Global Markets, Inc.
3.65%, 1/12/2027	150,000	140,414
1.63%, 12/15/2030	150,000	112,014

Charles Schwab Corp. (The)
4.20%, 3/24/2025	300,000	295,490
2.45%, 3/3/2027	1,900,000	1,695,150
3.20%, 1/25/2028	100,000	90,592
4.00%, 2/1/2029	400,000	370,785

CME Group, Inc.
3.00%, 3/15/2025	325,000	310,499
3.75%, 6/15/2028	100,000	93,628

Credit Suisse AG
1.25%, 8/7/2026	400,000	319,676

Credit Suisse Group AG
3.75%, 3/26/2025	100,000	89,602

Deutsche Bank AG
3.70%, 5/30/2024	505,000	487,774
1.45%, 4/1/2025(a)	500,000	455,808
3.96%, 11/26/2025(a)	100,000	92,304
2.13%, 11/24/2026(a)	250,000	210,192
3.55%, 9/18/2031(a)	200,000	148,842

Goldman Sachs BDC, Inc.
3.75%, 2/10/2025	150,000	143,935

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	395

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Capital Markets – (continued)

Goldman Sachs Group, Inc. (The)
4.00%, 3/3/2024	$500,000	$490,847
3.85%, 7/8/2024	500,000	488,826
3.50%, 1/23/2025	415,000	396,499
3.50%, 4/1/2025	500,000	473,736
1.43%, 3/9/2027(a)	450,000	384,984

Lazard Group LLC
3.75%, 2/13/2025	450,000	432,835
4.50%, 9/19/2028	250,000	226,754

Moody’s Corp.
3.75%, 3/24/2025	250,000	241,800
4.25%, 2/1/2029	250,000	232,785

Morgan Stanley
0.79%, 5/30/2025(a)	500,000	458,114
2.72%, 7/22/2025(a)	500,000	471,915
3.13%, 7/27/2026	450,000	410,663
1.59%, 5/4/2027(a)	500,000	427,878
5.30%, 4/20/2037(a)	300,000	266,046

Nasdaq, Inc.
3.85%, 6/30/2026	165,000	157,090
1.65%, 1/15/2031	100,000	73,689

Nomura Holdings, Inc.
2.68%, 7/16/2030	500,000	376,227

S&P Global, Inc.
2.95%, 1/22/2027	150,000	137,241
4.75%, 8/1/2028(b)	500,000	484,688
2.70%, 3/1/2029(b)	1,000,000	859,313

State Street Corp.
3.55%, 8/18/2025	300,000	288,332

Stifel Financial Corp.
4.00%, 5/15/2030	100,000	85,043
		15,224,406

Chemicals –1.3%

Air Products and Chemicals, Inc.
1.85%, 5/15/2027	200,000	174,420

Cabot Corp.
4.00%, 7/1/2029	250,000	216,877

Celanese US Holdings LLC
3.50%, 5/8/2024	150,000	143,800
6.38%, 7/15/2032	700,000	636,918

Dow Chemical Co. (The)
7.38%, 11/1/2029	300,000	324,689

Investments	Principal Amount	Value

Chemicals – (continued)

FMC Corp.
3.20%, 10/1/2026	$150,000	$137,207

Huntsman International LLC
4.50%, 5/1/2029	250,000	217,748

Nutrien Ltd.
4.20%, 4/1/2029	100,000	91,599

PPG Industries, Inc.
3.75%, 3/15/2028	200,000	183,527

Rohm and Haas Co.
7.85%, 7/15/2029	250,000	274,000

RPM International, Inc.
3.75%, 3/15/2027	50,000	45,675
4.55%, 3/1/2029	250,000	226,161

Sherwin-Williams Co. (The)

3.45%, 6/1/2027	500,000	459,329
		3,131,950

Commercial Services & Supplies – 0.5%

Cintas Corp. No. 2
3.70%, 4/1/2027	350,000	329,969

RELX Capital, Inc.
3.00%, 5/22/2030	200,000	166,757

Republic Services, Inc.
3.38%, 11/15/2027	50,000	45,428
3.95%, 5/15/2028	150,000	139,409

Waste Connections, Inc.
4.25%, 12/1/2028	200,000	186,473

Waste Management, Inc.
3.15%, 11/15/2027	90,000	82,027
1.15%, 3/15/2028	250,000	202,655
		1,152,718

Communications Equipment – 0.4%

Cisco Systems, Inc.
3.63%, 3/4/2024	250,000	246,233
2.95%, 2/28/2026	50,000	47,223

Juniper Networks, Inc.
3.75%, 8/15/2029	500,000	428,732

Motorola Solutions, Inc.
4.60%, 2/23/2028	100,000	93,696
4.60%, 5/23/2029	300,000	275,789
		1,091,673

See Accompanying Notes to the Financial Statements.

396	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Consumer Finance – 1.7%

AerCap Ireland Capital DAC
1.65%, 10/29/2024	$200,000	$181,527
1.75%, 1/30/2026	300,000	255,461

Ally Financial, Inc.
8.00%, 11/1/2031	200,000	205,122

American Express Co.
4.05%, 5/3/2029	450,000	408,759
4.99%, 5/26/2033(a)	750,000	680,453

American Honda Finance Corp.
1.00%, 9/10/2025	200,000	178,264

Capital One Financial Corp.
3.90%, 1/29/2024	100,000	98,013
3.30%, 10/30/2024	200,000	190,665
4.98%, 7/24/2026(a)	300,000	288,244

PACCAR Financial Corp.
3.55%, 8/11/2025	250,000	241,783

Synchrony Financial
4.50%, 7/23/2025	600,000	568,401
3.95%, 12/1/2027	450,000	386,976
5.15%, 3/19/2029	200,000	179,328

Toyota Motor Credit Corp.
4.55%, 9/20/2027	100,000	97,269
3.05%, 1/11/2028	100,000	90,342

4.45%, 6/29/2029	120,000	115,231
		4,165,838

Containers & Packaging – 0.3%

Amcor Finance USA, Inc.
4.50%, 5/15/2028	300,000	273,207

Avery Dennison Corp.
4.88%, 12/6/2028	150,000	142,090

Packaging Corp. of America

3.00%, 12/15/2029	275,000	229,223
		644,520

Diversified Financial Services – 0.5%

Block Financial LLC
2.50%, 7/15/2028	350,000	287,260

Corebridge Financial, Inc.
6.87%, 12/15/2052(a)(b)	400,000	360,525

National Rural Utilities Cooperative Finance Corp.
5.25%, 4/20/2046(a)	150,000	133,493

Investments	Principal Amount	Value

Diversified Financial Services – (continued)

Synchrony Bank
5.63%, 8/23/2027	$400,000	$377,056

Voya Financial, Inc.

4.70%, 1/23/2048(a)	100,000	77,494
		1,235,828

Diversified Telecommunication Services – 0.7%

British Telecommunications plc
9.62%, 12/15/2030(c)	200,000	228,173

Deutsche Telekom International Finance BV
8.75%, 6/15/2030(c)	100,000	114,429

Verizon Communications, Inc.
4.33%, 9/21/2028	450,000	421,860
4.02%, 12/3/2029	175,000	157,727
1.68%, 10/30/2030	63,000	46,903
1.75%, 1/20/2031	450,000	333,761

2.55%, 3/21/2031	450,000	355,600
		1,658,453

Electric Utilities – 3.4%

American Electric Power Co., Inc.
3.88%, 2/15/2062(a)	450,000	345,534

Duke Energy Corp.
2.45%, 6/1/2030	300,000	239,126
3.25%, 1/15/2082(a)	450,000	315,057

Evergy, Inc.
2.90%, 9/15/2029	175,000	144,522

Fortis, Inc.
3.06%, 10/4/2026	150,000	135,197

ITC Holdings Corp.
3.35%, 11/15/2027	150,000	135,219

MidAmerican Energy Co.
3.65%, 4/15/2029	950,000	866,907

NextEra Energy Capital Holdings, Inc.
4.20%, 6/20/2024	1,200,000	1,180,954
1.90%, 6/15/2028	500,000	412,819
5.00%, 7/15/2032	200,000	190,038
4.80%, 12/1/2077(a)	100,000	78,852
5.65%, 5/1/2079(a)	175,000	147,845
3.80%, 3/15/2082(a)	500,000	380,956

Sierra Pacific Power Co.
2.60%, 5/1/2026	20,000	18,355

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	397

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electric Utilities – (continued)

Southern Co. (The)
Series 21-A, 0.60%, 2/26/2024	$1,000,000	$941,588
4.48%, 8/1/2024(c)	500,000	491,677
Series B, 4.00%, 1/15/2051(a)	500,000	434,745
Series 21-A, 3.75%, 9/15/2051(a)	500,000	396,298

Southwestern Electric Power Co.
Series M, 4.10%, 9/15/2028	150,000	137,207

Virginia Electric and Power Co.
Series B, 3.75%, 5/15/2027	250,000	234,475
Series A, 3.80%, 4/1/2028	500,000	465,458
Series A, 2.88%, 7/15/2029	500,000	429,379
		8,122,208

Electrical Equipment – 0.4%

ABB Finance USA, Inc.
3.80%, 4/3/2028	250,000	233,319

Emerson Electric Co.
0.88%, 10/15/2026	150,000	128,180
2.00%, 12/21/2028	450,000	374,845

Hubbell, Inc.
3.35%, 3/1/2026	150,000	141,604
3.50%, 2/15/2028	200,000	181,725
		1,059,673

Electronic Equipment, Instruments & Components – 1.3%

Avnet, Inc.
4.63%, 4/15/2026	125,000	118,539

CDW LLC
4.13%, 5/1/2025	250,000	237,750
2.67%, 12/1/2026	450,000	387,012
4.25%, 4/1/2028	200,000	176,240
3.28%, 12/1/2028	250,000	203,051

Flex Ltd.
4.88%, 6/15/2029	200,000	178,802

Jabil, Inc.
4.25%, 5/15/2027	500,000	463,656

Keysight Technologies, Inc.
4.60%, 4/6/2027	650,000	622,851

Investments	Principal Amount	Value

Electronic Equipment, Instruments & Components – (continued)

Teledyne Technologies, Inc.
2.25%, 4/1/2028	$225,000	$186,469

Trimble, Inc.
4.90%, 6/15/2028	250,000	235,087

Tyco Electronics Group SA
3.70%, 2/15/2026	150,000	143,066

Vontier Corp.
2.40%, 4/1/2028	250,000	192,987
		3,145,510

Entertainment – 0.6%

Activision Blizzard, Inc.
3.40%, 6/15/2027	200,000	185,281

Electronic Arts, Inc.
4.80%, 3/1/2026	50,000	49,584

Netflix, Inc.
5.88%, 11/15/2028	800,000	794,000

Warnermedia Holdings, Inc.
4.28%, 3/15/2032(b)	500,000	403,874
		1,432,739

Equity Real Estate Investment Trusts (REITs) – 6.5%

Agree LP
2.00%, 6/15/2028	200,000	159,637

American Homes 4 Rent LP
4.90%, 2/15/2029	160,000	147,672

American Tower Corp.
2.40%, 3/15/2025	300,000	277,430

AvalonBay Communities, Inc.
3.45%, 6/1/2025	150,000	143,388
3.50%, 11/15/2025	50,000	47,110
2.30%, 3/1/2030	500,000	404,346

Boston Properties LP
3.25%, 1/30/2031	190,000	151,358

Brandywine Operating Partnership LP
4.10%, 10/1/2024	50,000	47,755

Brixmor Operating Partnership LP
4.05%, 7/1/2030	150,000	124,431

Corporate Office Properties LP
2.00%, 1/15/2029	300,000	223,766

Crown Castle, Inc.
1.35%, 7/15/2025	200,000	178,651
3.80%, 2/15/2028	200,000	180,288
3.10%, 11/15/2029	700,000	582,882
2.10%, 4/1/2031	300,000	224,046

See Accompanying Notes to the Financial Statements.

398	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

CubeSmart LP
4.00%, 11/15/2025	$250,000	$237,032
3.00%, 2/15/2030	200,000	162,167

EPR Properties
4.50%, 6/1/2027	300,000	249,052
4.95%, 4/15/2028	350,000	287,403

Equinix, Inc.
1.45%, 5/15/2026	410,000	352,405
2.00%, 5/15/2028	500,000	405,555
3.20%, 11/18/2029	250,000	209,395

ERP Operating LP
3.25%, 8/1/2027	45,000	39,967

Essex Portfolio LP
3.88%, 5/1/2024	450,000	439,258
4.00%, 3/1/2029	350,000	310,888

GLP Capital LP
5.38%, 11/1/2023	555,000	548,751
5.25%, 6/1/2025	200,000	192,868
5.38%, 4/15/2026	500,000	477,280
5.75%, 6/1/2028	500,000	463,826

Healthpeak Properties, Inc.
3.00%, 1/15/2030	250,000	206,367

Highwoods Realty LP
4.13%, 3/15/2028	200,000	177,397
4.20%, 4/15/2029	100,000	84,267

Host Hotels & Resorts LP
Series E, 4.00%, 6/15/2025	200,000	188,376
Series H, 3.38%, 12/15/2029	300,000	238,903

Invitation Homes Operating Partnership LP
2.30%, 11/15/2028	300,000	238,778

Kilroy Realty LP
4.38%, 10/1/2025	350,000	333,295
4.25%, 8/15/2029	50,000	43,394

Life Storage LP
2.20%, 10/15/2030	150,000	112,122

LifeStorage LP
3.50%, 7/1/2026	200,000	185,645

Mid-America Apartments LP
3.95%, 3/15/2029	300,000	269,741
2.75%, 3/15/2030	150,000	123,295

Investments	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

National Retail Properties, Inc.
3.90%, 6/15/2024	$450,000	$438,423
3.50%, 10/15/2027	150,000	131,850
4.30%, 10/15/2028	90,000	81,580

Office Properties Income Trust
2.65%, 6/15/2026	160,000	116,666
2.40%, 2/1/2027	500,000	343,585

Omega Healthcare Investors, Inc.
5.25%, 1/15/2026	250,000	239,557
4.75%, 1/15/2028	300,000	270,355
3.63%, 10/1/2029	150,000	119,371

Physicians Realty LP
4.30%, 3/15/2027	150,000	139,324

Piedmont Operating Partnership LP
3.15%, 8/15/2030	100,000	75,413

Prologis LP
2.25%, 4/15/2030	200,000	161,037

Public Storage
3.09%, 9/15/2027	200,000	181,693
1.85%, 5/1/2028	300,000	248,909
1.95%, 11/9/2028	450,000	370,213

Realty Income Corp.
4.63%, 11/1/2025	200,000	195,221

Sabra Health Care LP
5.13%, 8/15/2026	200,000	181,428
3.90%, 10/15/2029	150,000	119,062

Simon Property Group LP
3.38%, 10/1/2024	550,000	529,344

SITE Centers Corp.
3.63%, 2/1/2025	129,000	120,647

Spirit Realty LP
2.10%, 3/15/2028	250,000	196,711
3.40%, 1/15/2030	200,000	159,682

Ventas Realty LP
3.50%, 2/1/2025	50,000	47,471

VICI Properties LP
5.13%, 5/15/2032	750,000	664,493

Welltower, Inc.
4.00%, 6/1/2025	200,000	191,139
3.10%, 1/15/2030	250,000	204,094

Weyerhaeuser Co.
4.00%, 4/15/2030	500,000	436,965

WP Carey, Inc.
4.60%, 4/1/2024	195,000	191,992

4.00%, 2/1/2025	100,000	96,287
		15,722,699

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	399

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Food & Staples Retailing – 0.3%

Costco Wholesale Corp.
2.75%, 5/18/2024	$250,000	$242,860
1.38%, 6/20/2027	300,000	258,295

Walmart, Inc.
4.15%, 9/9/2032	135,000	127,722
		628,877

Food Products – 1.5%

Campbell Soup Co.
4.15%, 3/15/2028	100,000	93,798

Flowers Foods, Inc.
3.50%, 10/1/2026	250,000	230,164

General Mills, Inc.
4.20%, 4/17/2028	200,000	189,059

Hershey Co. (The)
0.90%, 6/1/2025	450,000	406,303

Hormel Foods Corp.
1.70%, 6/3/2028	100,000	84,117

Kellogg Co.
Series B, 7.45%, 4/1/2031	250,000	270,186

Mondelez International, Inc.
1.50%, 5/4/2025	400,000	365,297
2.75%, 4/13/2030	92,000	76,539

Tyson Foods, Inc.
4.35%, 3/1/2029	600,000	562,244

Unilever Capital Corp.
2.60%, 5/5/2024	700,000	676,205
2.90%, 5/5/2027	150,000	137,019
3.50%, 3/22/2028	40,000	36,849
2.13%, 9/6/2029	500,000	414,678
		3,542,458

Gas Utilities – 0.3%

Atmos Energy Corp.
3.00%, 6/15/2027	200,000	182,399

Eastern Energy Gas Holdings LLC
3.60%, 12/15/2024	4,000	3,853

National Fuel Gas Co.
5.20%, 7/15/2025	150,000	147,476
5.50%, 1/15/2026	275,000	269,212
4.75%, 9/1/2028	100,000	91,373
		694,313

Investments	Principal Amount	Value

Health Care Equipment & Supplies – 0.4%

Abbott Laboratories
3.88%, 9/15/2025	$450,000	$438,416

DH Europe Finance II Sarl
2.20%, 11/15/2024	250,000	235,995

Edwards Lifesciences Corp.
4.30%, 6/15/2028	150,000	139,443

Stryker Corp.
1.95%, 6/15/2030	50,000	39,311
		853,165

Health Care Providers & Services – 3.1%

AmerisourceBergen Corp.
3.45%, 12/15/2027	60,000	54,703

Centene Corp.
2.50%, 3/1/2031	220,000	168,850

Cigna Corp.
3.40%, 3/1/2027	500,000	459,471
2.38%, 3/15/2031	275,000	218,022

CVS Health Corp.
4.30%, 3/25/2028	229,000	214,876

Elevance Health, Inc.
1.50%, 3/15/2026	1,900,000	1,677,931

Humana, Inc.
1.35%, 2/3/2027	700,000	586,507
3.70%, 3/23/2029	500,000	445,491

Laboratory Corp. of America Holdings
3.60%, 2/1/2025	250,000	239,510
1.55%, 6/1/2026	250,000	217,041

McKesson Corp.
1.30%, 8/15/2026	500,000	429,476

Quest Diagnostics, Inc.
2.95%, 6/30/2030	200,000	167,133

UnitedHealth Group, Inc.
3.70%, 5/15/2027	250,000	236,264
2.95%, 10/15/2027	350,000	316,606
3.85%, 6/15/2028	1,000,000	930,999
3.88%, 12/15/2028	15,000	13,949
4.00%, 5/15/2029	1,100,000	1,022,685
		7,399,514

Hotels, Restaurants & Leisure – 0.9%

Choice Hotels International, Inc.
3.70%, 12/1/2029	250,000	209,435

See Accompanying Notes to the Financial Statements.

400	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)

Marriott International, Inc.
Series EE, 5.75%, 5/1/2025	$12,000	$12,108
5.00%, 10/15/2027	300,000	288,740
Series FF, 4.63%, 6/15/2030	250,000	224,263
Series HH, 2.85%, 4/15/2031	450,000	350,128

McDonald’s Corp.
3.50%, 7/1/2027	800,000	744,998
3.80%, 4/1/2028	90,000	83,948
3.60%, 7/1/2030	250,000	224,133
		2,137,753

Household Durables – 0.7%

DR Horton, Inc.
2.50%, 10/15/2024	200,000	188,525
1.30%, 10/15/2026	450,000	375,872

Lennar Corp.
4.50%, 4/30/2024	300,000	294,542
4.75%, 11/29/2027	710,000	656,587

PulteGroup, Inc.
5.50%, 3/1/2026	290,000	284,552
		1,800,078

Household Products – 0.4%

Colgate-Palmolive Co.
3.25%, 3/15/2024	200,000	196,632

Procter & Gamble Co. (The)
2.70%, 2/2/2026	250,000	235,449
2.80%, 3/25/2027	95,000	87,589
3.00%, 3/25/2030	400,000	357,192
		876,862

Industrial Conglomerates – 1.0%

3M Co.
3.38%, 3/1/2029	200,000	179,451

Honeywell International, Inc.
1.35%, 6/1/2025	1,000,000	917,274
2.50%, 11/1/2026	250,000	228,430
2.70%, 8/15/2029	100,000	87,104

Pentair Finance Sarl
4.50%, 7/1/2029	500,000	442,925

Trane Technologies Global Holding Co. Ltd.
3.75%, 8/21/2028	150,000	137,103

Investments	Principal Amount	Value

Industrial Conglomerates – (continued)

Trane Technologies Luxembourg Finance SA
3.50%, 3/21/2026	$200,000	$186,113
3.80%, 3/21/2029	200,000	178,309
		2,356,709

Insurance – 3.3%

Aflac, Inc.
3.60%, 4/1/2030	200,000	177,351

Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/2025	200,000	189,550

Allstate Corp. (The)
0.75%, 12/15/2025	150,000	130,145

American Equity Investment Life Holding Co.
5.00%, 6/15/2027	150,000	140,481

American International Group, Inc.
2.50%, 6/30/2025	300,000	278,701
Series A-9, 5.75%, 4/1/2048(a)	200,000	178,746

Aon Corp.
2.85%, 5/28/2027	300,000	266,286
2.80%, 5/15/2030	200,000	163,906
2.05%, 8/23/2031	50,000	37,286

Aon Global Ltd.
3.88%, 12/15/2025	400,000	380,601

Assurant, Inc.
3.70%, 2/22/2030	100,000	82,307

AXIS Specialty Finance LLC
4.90%, 1/15/2040(a)	200,000	162,000

AXIS Specialty Finance plc
4.00%, 12/6/2027	200,000	183,230

Brown & Brown, Inc.
4.20%, 9/15/2024	150,000	146,022
2.38%, 3/15/2031	250,000	184,520

Chubb INA Holdings, Inc.
3.15%, 3/15/2025	270,000	257,769

Enstar Group Ltd.
4.95%, 6/1/2029	200,000	175,721

Fairfax Financial Holdings Ltd.
4.85%, 4/17/2028	250,000	229,918
4.63%, 4/29/2030	250,000	219,796

Fidelity National Financial, Inc.
3.40%, 6/15/2030	250,000	200,544

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	401

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – (continued)

First American Financial Corp.
4.60%, 11/15/2024	$200,000	$194,205

Globe Life, Inc.
4.55%, 9/15/2028	100,000	95,142

Hanover Insurance Group, Inc. (The)
2.50%, 9/1/2030	250,000	187,145

Hartford Financial Services Group, Inc. (The)
2.80%, 8/19/2029	200,000	166,034

Manulife Financial Corp.
4.15%, 3/4/2026	200,000	192,441
2.48%, 5/19/2027	200,000	177,454
4.06%, 2/24/2032(a)	50,000	44,054

Markel Corp.
3.35%, 9/17/2029	300,000	254,550

Marsh & McLennan Cos., Inc.
3.50%, 6/3/2024	516,000	501,536
3.50%, 3/10/2025	75,000	71,983
2.25%, 11/15/2030	465,000	364,334

Principal Financial Group, Inc.
3.70%, 5/15/2029	300,000	265,613

Progressive Corp. (The)
3.20%, 3/26/2030	100,000	86,451

Prudential Financial, Inc.
5.20%, 3/15/2044(a)	10,000	9,283
5.70%, 9/15/2048(a)	300,000	274,386
3.70%, 10/1/2050(a)	100,000	77,731

Reinsurance Group of America, Inc.
3.90%, 5/15/2029	200,000	177,917

Trinity Acquisition plc
4.40%, 3/15/2026	150,000	142,948

Willis North America, Inc.
3.60%, 5/15/2024	650,000	628,979
2.95%, 9/15/2029	500,000	404,552
		8,101,618

Interactive Media & Services – 0.2%

Alphabet, Inc.
0.80%, 8/15/2027	335,000	281,967

Meta Platforms, Inc.
3.85%, 8/15/2032(b)	150,000	127,626

Investments	Principal Amount	Value

Interactive Media & Services – (continued)

Weibo Corp.
3.50%, 7/5/2024	$200,000	$188,704
		598,297

Internet & Direct Marketing Retail – 0.1%

Alibaba Group Holding Ltd.
2.13%, 2/9/2031	200,000	143,809

IT Services – 2.6%

Automatic Data Processing, Inc.
1.70%, 5/15/2028	330,000	280,556
1.25%, 9/1/2030	150,000	114,541

Broadridge Financial Solutions, Inc.
2.90%, 12/1/2029	250,000	205,366

Fiserv, Inc.
3.50%, 7/1/2029	1,250,000	1,084,524

Genpact Luxembourg Sarl
3.38%, 12/1/2024	250,000	238,098

Global Payments, Inc.
1.50%, 11/15/2024	300,000	274,684
4.80%, 4/1/2026	250,000	240,066
4.45%, 6/1/2028	110,000	99,991
3.20%, 8/15/2029	300,000	249,358
5.30%, 8/15/2029	220,000	207,216
2.90%, 5/15/2030	200,000	159,155

International Business Machines Corp.
4.00%, 7/27/2025	500,000	487,866
4.15%, 7/27/2027	500,000	477,618
1.95%, 5/15/2030	600,000	472,665

Mastercard, Inc.
2.00%, 3/3/2025	300,000	281,742
2.95%, 11/21/2026	50,000	46,482
2.95%, 6/1/2029	150,000	132,751

PayPal Holdings, Inc.
1.65%, 6/1/2025	150,000	137,624

VeriSign, Inc.
4.75%, 7/15/2027	450,000	431,439

Visa, Inc.
1.90%, 4/15/2027	225,000	198,645
2.05%, 4/15/2030	300,000	247,182

Western Union Co. (The)
2.85%, 1/10/2025	350,000	328,528
		6,396,097

See Accompanying Notes to the Financial Statements.

402	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Life Sciences Tools & Services – 0.0%(d)

Agilent Technologies, Inc.
2.30%, 3/12/2031	$150,000	$116,734

Machinery – 0.8%

Cummins, Inc.
1.50%, 9/1/2030	150,000	114,245

Dover Corp.
3.15%, 11/15/2025	150,000	141,111

Fortive Corp.
3.15%, 6/15/2026	100,000	91,865

Illinois Tool Works, Inc.
2.65%, 11/15/2026	200,000	183,338

nVent Finance Sarl
4.55%, 4/15/2028	250,000	223,341

Otis Worldwide Corp.
2.06%, 4/5/2025	250,000	231,293
2.29%, 4/5/2027	200,000	175,383
2.57%, 2/15/2030	50,000	40,756

Parker-Hannifin Corp.
3.25%, 6/14/2029	545,000	472,695

Stanley Black & Decker, Inc.
4.00%, 3/15/2060(a)	100,000	82,870

Westinghouse Air Brake Technologies Corp.
4.95%, 9/15/2028(c)	150,000	139,528
		1,896,425

Media – 0.4%

Charter Communications Operating LLC
4.20%, 3/15/2028	450,000	403,221

Fox Corp.
4.71%, 1/25/2029	300,000	279,245
3.50%, 4/8/2030	200,000	169,594

Interpublic Group of Cos., Inc. (The)
4.75%, 3/30/2030	200,000	181,587
		1,033,647

Metals & Mining – 0.9%

AngloGold Ashanti Holdings plc
3.38%, 11/1/2028	250,000	201,902

ArcelorMittal SA
4.25%, 7/16/2029	200,000	176,704

Investments	Principal Amount	Value

Metals & Mining – (continued)

Freeport-McMoRan, Inc.
4.13%, 3/1/2028	$300,000	$269,045
4.63%, 8/1/2030	300,000	265,221

Newmont Corp.
2.80%, 10/1/2029	300,000	247,771

Nucor Corp.
4.30%, 5/23/2027	250,000	238,265

Reliance Steel & Aluminum Co.
1.30%, 8/15/2025	250,000	222,136

Rio Tinto Finance USA Ltd.
7.13%, 7/15/2028	170,000	182,753

Steel Dynamics, Inc.
2.80%, 12/15/2024	100,000	94,689

Vale Overseas Ltd.
3.75%, 7/8/2030	250,000	205,656
		2,104,142

Multiline Retail –0.4%

Dollar General Corp.
3.88%, 4/15/2027	450,000	422,538
4.63%, 11/1/2027	480,000	463,507

Dollar Tree, Inc.
4.20%, 5/15/2028	175,000	162,788
		1,048,833

Multi-Utilities – 1.3%

Ameren Corp.
1.75%, 3/15/2028	500,000	409,230

Berkshire Hathaway Energy Co.
4.05%, 4/15/2025	1,100,000	1,077,071
3.25%, 4/15/2028	100,000	90,380

CMS Energy Corp.
4.75%, 6/1/2050(a)	300,000	248,736

Dominion Energy, Inc.
5.75%, 10/1/2054(a)	200,000	185,526

Sempra Energy
3.40%, 2/1/2028	137,000	122,365
3.70%, 4/1/2029	500,000	440,779
4.12%, 4/1/2052(a)	100,000	75,250

WEC Energy Group, Inc.
2.20%, 12/15/2028	500,000	408,919
		3,058,256

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	403

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – 7.7%

Boardwalk Pipelines LP
4.45%, 7/15/2027	$250,000	$231,058
4.80%, 5/3/2029	200,000	182,016

BP Capital Markets America, Inc.
2.72%, 1/12/2032	170,000	137,866

Canadian Natural Resources Ltd.
3.85%, 6/1/2027	550,000	506,329

Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	200,000	200,030

Chevron Corp.
2.00%, 5/11/2027	350,000	309,533

Chevron USA, Inc.
3.85%, 1/15/2028	450,000	426,075

Continental Resources, Inc.
4.38%, 1/15/2028	290,000	260,020

Coterra Energy, Inc.
3.90%, 5/15/2027(b)	500,000	460,614

Devon Energy Corp.
4.50%, 1/15/2030	500,000	456,127

Diamondback Energy, Inc.
3.13%, 3/24/2031	400,000	326,870

Eastern Gas Transmission & Storage, Inc.
3.00%, 11/15/2029	200,000	168,238

Enbridge, Inc.
5.50%, 7/15/2077(a)	350,000	300,335
6.25%, 3/1/2078(a)	350,000	309,533
Series 20-A, 5.75%, 7/15/2080(a)	550,000	485,985

Energy Transfer LP
4.20%, 4/15/2027	250,000	229,868
4.95%, 5/15/2028	250,000	231,727
5.25%, 4/15/2029	100,000	93,712
3.75%, 5/15/2030	1,500,000	1,274,990

Enterprise Products Operating LLC
3.75%, 2/15/2025	650,000	625,220
3.95%, 2/15/2027	300,000	283,005
4.15%, 10/16/2028	90,000	82,850
3.13%, 7/31/2029	250,000	214,903
2.80%, 1/31/2030	225,000	187,662
Series E, 5.25%, 8/16/2077(a)	200,000	156,328
5.38%, 2/15/2078(a)	350,000	253,557

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

EOG Resources, Inc.
4.38%, 4/15/2030	$200,000	$189,478

EQT Corp.
7.00%, 2/1/2030(c)	250,000	256,262

Exxon Mobil Corp.
2.99%, 3/19/2025	550,000	526,227
3.48%, 3/19/2030	500,000	453,120
2.61%, 10/15/2030	350,000	295,869

Hess Corp.
7.88%, 10/1/2029	275,000	298,020

Kinder Morgan, Inc.
4.30%, 3/1/2028	640,000	598,310

Magellan Midstream Partners LP
5.00%, 3/1/2026	200,000	195,681

Marathon Oil Corp.
4.40%, 7/15/2027	150,000	139,738

Marathon Petroleum Corp.
3.80%, 4/1/2028	400,000	359,035

MPLX LP
4.88%, 6/1/2025	450,000	439,587
1.75%, 3/1/2026	250,000	217,961
4.00%, 3/15/2028	550,000	497,557
4.95%, 9/1/2032	450,000	407,234

ONEOK Partners LP
4.90%, 3/15/2025	400,000	390,545

ONEOK, Inc.
5.85%, 1/15/2026	350,000	348,052
4.35%, 3/15/2029	750,000	666,327
3.10%, 3/15/2030	125,000	101,046

Phillips 66 Co.
3.15%, 12/15/2029(b)	275,000	232,298

Pioneer Natural Resources Co.
1.13%, 1/15/2026	450,000	392,001

Plains All American Pipeline LP
3.80%, 9/15/2030	350,000	291,805

Sabine Pass Liquefaction LLC
4.50%, 5/15/2030	200,000	182,418

Spectra Energy Partners LP
3.38%, 10/15/2026	300,000	275,042

Targa Resources Partners LP
6.88%, 1/15/2029	500,000	498,218
4.88%, 2/1/2031	150,000	132,346
4.00%, 1/15/2032	450,000	369,265

Tosco Corp.
8.13%, 2/15/2030	250,000	286,973

See Accompanying Notes to the Financial Statements.

404	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

TotalEnergies Capital International SA
2.83%, 1/10/2030	$500,000	$429,153

Transcanada Trust
5.30%, 3/15/2077(a)	300,000	243,075
5.50%, 9/15/2079(a)	300,000	251,250

Valero Energy Partners LP
4.50%, 3/15/2028	200,000	188,232

Williams Cos., Inc. (The)
2.60%, 3/15/2031	200,000	156,700
		18,703,276

Paper & Forest Products – 0.1%

Suzano Austria GmbH
6.00%, 1/15/2029	250,000	238,375

Personal Products – 0.4%

Estee Lauder Cos., Inc. (The)
2.38%, 12/1/2029	200,000	167,188

GSK Consumer Healthcare Capital US LLC
3.38%, 3/24/2027(b)	450,000	406,983
3.38%, 3/24/2029(b)	500,000	436,055
		1,010,226

Pharmaceuticals – 1.6%

Bristol-Myers Squibb Co.
2.95%, 3/15/2032	200,000	169,193

Eli Lilly & Co.
3.38%, 3/15/2029	350,000	323,652

Johnson & Johnson
2.95%, 3/3/2027	440,000	409,335
2.90%, 1/15/2028	410,000	376,890

Merck & Co., Inc.
1.70%, 6/10/2027	450,000	392,061
3.40%, 3/7/2029	500,000	456,137
2.15%, 12/10/2031	150,000	119,070

Merck Sharp & Dohme Corp.
6.40%, 3/1/2028	150,000	157,626

Novartis Capital Corp.
1.75%, 2/14/2025	100,000	93,548
3.00%, 11/20/2025	450,000	426,938
2.20%, 8/14/2030	200,000	165,455

Pfizer, Inc.
3.45%, 3/15/2029	500,000	457,560
2.63%, 4/1/2030	125,000	106,731

Investments	Principal Amount	Value

Pharmaceuticals – (continued)

Zoetis, Inc.
3.00%, 9/12/2027	$95,000	$85,112
3.90%, 8/20/2028	250,000	230,411
		3,969,719

Professional Services – 0.3%

Equifax, Inc.
2.60%, 12/1/2024	100,000	94,420
3.10%, 5/15/2030	200,000	163,352

Verisk Analytics, Inc.
4.00%, 6/15/2025	250,000	240,877
4.13%, 3/15/2029	250,000	228,533
		727,182

Real Estate Management & Development – 0.1%

CBRE Services, Inc.
4.88%, 3/1/2026	150,000	146,142
2.50%, 4/1/2031	100,000	74,522
		220,664

Road & Rail – 0.8%

Burlington Northern Santa Fe LLC
3.40%, 9/1/2024	450,000	437,324

Canadian National Railway Co.
2.75%, 3/1/2026	400,000	370,467

CSX Corp.
3.80%, 3/1/2028	100,000	93,355
4.25%, 3/15/2029	200,000	187,227

JB Hunt Transport Services, Inc.
3.88%, 3/1/2026	300,000	287,738

Norfolk Southern Corp.
3.15%, 6/1/2027	200,000	182,356

Union Pacific Corp.
2.38%, 5/20/2031	450,000	363,806
		1,922,273

Semiconductors & Semiconductor Equipment – 2.3%

Broadcom Corp.
3.88%, 1/15/2027	690,000	634,091

Broadcom, Inc.
3.46%, 9/15/2026	150,000	137,674
4.00%, 4/15/2029(b)	2,000,000	1,754,048
4.15%, 11/15/2030	149,000	128,151

KLA Corp.
4.65%, 11/1/2024	8,000	7,961

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	405

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Micron Technology, Inc.
4.19%, 2/15/2027	$290,000	$269,028
4.66%, 2/15/2030	400,000	356,975

NXP BV
3.15%, 5/1/2027	300,000	265,362
4.40%, 6/1/2027	400,000	375,001
4.30%, 6/18/2029	250,000	224,962

Qorvo, Inc.
4.38%, 10/15/2029	200,000	171,021

Texas Instruments, Inc.
1.38%, 3/12/2025	700,000	646,535
2.90%, 11/3/2027	250,000	228,118

TSMC Arizona Corp.
3.88%, 4/22/2027	500,000	468,237
		5,667,164

Software – 1.8%

Adobe, Inc.
2.30%, 2/1/2030	350,000	290,871

Autodesk, Inc.
2.40%, 12/15/2031	200,000	154,193

Microsoft Corp.
3.63%, 12/15/2023	425,000	420,870
2.70%, 2/12/2025	640,000	614,547
3.13%, 11/3/2025	276,000	265,608
3.30%, 2/6/2027	339,000	322,207

Oracle Corp.
2.30%, 3/25/2028	600,000	501,908
2.95%, 4/1/2030	450,000	366,435

Roper Technologies, Inc.
1.40%, 9/15/2027	475,000	390,296
4.20%, 9/15/2028	150,000	139,096
1.75%, 2/15/2031	250,000	183,710

VMware, Inc.
1.40%, 8/15/2026	100,000	85,311
1.80%, 8/15/2028	950,000	749,855
		4,484,907

Specialty Retail – 1.9%

Advance Auto Parts, Inc.
1.75%, 10/1/2027	260,000	212,313

AutoNation, Inc.
4.75%, 6/1/2030	200,000	172,208

Investments	Principal Amount	Value

Specialty Retail – (continued)

AutoZone, Inc.
3.25%, 4/15/2025	$490,000	$465,455
3.13%, 4/21/2026	75,000	69,810
3.75%, 6/1/2027	200,000	186,917
4.00%, 4/15/2030	250,000	224,336

Best Buy Co., Inc.
4.45%, 10/1/2028	150,000	139,100

Home Depot, Inc. (The)
3.35%, 9/15/2025	3,000	2,876
2.80%, 9/14/2027	400,000	363,789
3.90%, 12/6/2028	60,000	56,679
3.25%, 4/15/2032	500,000	431,470

Lowe’s Cos., Inc.
1.30%, 4/15/2028	200,000	161,884
3.65%, 4/5/2029	500,000	449,508
3.75%, 4/1/2032	600,000	517,924

O’Reilly Automotive, Inc.
3.55%, 3/15/2026	250,000	238,327
3.60%, 9/1/2027	150,000	138,328
4.35%, 6/1/2028	550,000	518,586

TJX Cos., Inc. (The)
3.88%, 4/15/2030	150,000	136,591
		4,486,101

Technology Hardware, Storage & Peripherals – 2.5%

Apple, Inc.
1.13%, 5/11/2025	450,000	411,486
3.20%, 5/13/2025	250,000	240,658
3.25%, 2/23/2026	468,000	446,275
2.05%, 9/11/2026	500,000	452,064
3.35%, 2/9/2027	830,000	787,137
3.20%, 5/11/2027	365,000	341,823
3.00%, 11/13/2027	1,240,000	1,146,323
1.20%, 2/8/2028	1,350,000	1,124,362
1.40%, 8/5/2028	440,000	364,301

HP, Inc.
3.00%, 6/17/2027	350,000	308,284
4.00%, 4/15/2029	450,000	393,158

NetApp, Inc.
1.88%, 6/22/2025	150,000	135,598
		6,151,469

Textiles, Apparel & Luxury Goods – 0.0%(d)

Tapestry, Inc.
4.13%, 7/15/2027	8,000	7,237

See Accompanying Notes to the Financial Statements.

406	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Thrifts & Mortgage Finance – 0.1%

Radian Group, Inc.
4.88%, 3/15/2027	$300,000	$265,437

Tobacco – 1.7%

Altria Group, Inc.
2.35%, 5/6/2025	360,000	332,171
4.40%, 2/14/2026	500,000	479,779
4.80%, 2/14/2029	200,000	184,116
3.40%, 5/6/2030	300,000	243,084

BAT Capital Corp.
3.56%, 8/15/2027	790,000	687,777
2.73%, 3/25/2031	225,000	164,802

Philip Morris International, Inc.
2.88%, 5/1/2024	500,000	482,221
1.50%, 5/1/2025	473,000	431,068
2.75%, 2/25/2026	500,000	458,337
0.88%, 5/1/2026	450,000	384,234
3.38%, 8/15/2029	300,000	256,613
		4,104,202

Trading Companies & Distributors – 0.1%

Aircastle Ltd.
4.25%, 6/15/2026	250,000	220,649

Wireless Telecommunication Services – 0.1%

T-Mobile USA, Inc.
3.88%, 4/15/2030	150,000	132,690
Total Corporate Bonds (Cost $265,179,777)		234,820,853

Total Investments (Cost $265,179,777) – 97.0%		234,820,853

Other assets less liabilities – 3.0%		7,318,104
NET ASSETS – 100.0%		$242,138,957

(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2022.

(d)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$433
Aggregate gross unrealized depreciation	(30,780,036)
Net unrealized depreciation	$(30,779,603)
Federal income tax cost	$265,600,456

Security Type	% of Net Assets
Corporate Bonds	97.0%
Others(1)	3.0
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	407

Schedule of Investments

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

October 31, 2022

Investments	Principal Amount	Value

CORPORATE BONDS – 97.7%

Aerospace & Defense – 1.4%

Boeing Co. (The)
5.81%, 5/1/2050	$150,000	$129,009

L3Harris Technologies, Inc.
5.05%, 4/27/2045	100,000	84,915

Lockheed Martin Corp.
4.09%, 9/15/2052	125,000	99,940
4.15%, 6/15/2053	150,000	119,711

Precision Castparts Corp.
3.90%, 1/15/2043	100,000	78,680
		512,255

Auto Components – 0.2%

Lear Corp.
5.25%, 5/15/2049	75,000	58,497

Banks – 7.5%

Bank of America Corp.
6.11%, 1/29/2037	250,000	240,083
7.75%, 5/14/2038	200,000	220,619
3.31%, 4/22/2042(a)	25,000	17,299
4.08%, 3/20/2051(a)	100,000	74,292

Citigroup, Inc.
5.88%, 1/30/2042	35,000	32,705
6.68%, 9/13/2043	150,000	149,068
5.30%, 5/6/2044	100,000	84,270
4.75%, 5/18/2046	135,000	104,447
4.65%, 7/23/2048	100,000	80,250

Cooperatieve Rabobank UA
5.25%, 5/24/2041	100,000	92,575

Fifth Third Bancorp
8.25%, 3/1/2038	125,000	141,640

HSBC Holdings plc
6.10%, 1/14/2042	50,000	46,396

JPMorgan Chase & Co.
6.40%, 5/15/2038	35,000	36,062
4.95%, 6/1/2045	350,000	289,554
3.33%, 4/22/2052(a)	100,000	64,925

Regions Financial Corp.
7.38%, 12/10/2037	100,000	106,796

Wells Fargo & Co.
3.07%, 4/30/2041(a)	300,000	203,267
5.38%, 11/2/2043	265,000	224,784

Investments	Principal Amount	Value

Banks – (continued)
5.61%, 1/15/2044	$100,000	$87,222
4.90%, 11/17/2045	150,000	119,620
5.01%, 4/4/2051(a)	100,000	84,761

Westpac Banking Corp.
3.13%, 11/18/2041	250,000	153,405
		2,654,040

Beverages – 1.2%

Brown-Forman Corp.
4.00%, 4/15/2038	100,000	83,196

Constellation Brands, Inc.
5.25%, 11/15/2048	75,000	64,444
3.75%, 5/1/2050	50,000	34,895

Keurig Dr Pepper, Inc.
4.50%, 11/15/2045	100,000	79,056
3.80%, 5/1/2050	100,000	69,706
4.50%, 4/15/2052	100,000	78,586
		409,883

Biotechnology – 4.7%

AbbVie, Inc.
4.85%, 6/15/2044	200,000	170,934
4.75%, 3/15/2045	100,000	83,749
4.88%, 11/14/2048	200,000	170,299
4.25%, 11/21/2049	200,000	155,162

Amgen, Inc.
5.15%, 11/15/2041	228,000	203,712
4.40%, 5/1/2045	200,000	161,367
4.56%, 6/15/2048	100,000	81,163
3.38%, 2/21/2050	100,000	66,612
4.66%, 6/15/2051	250,000	206,445

Biogen, Inc.
3.25%, 2/15/2051	100,000	62,295

Gilead Sciences, Inc.
4.80%, 4/1/2044	150,000	128,933
2.80%, 10/1/2050	200,000	121,623

Regeneron Pharmaceuticals, Inc.
2.80%, 9/15/2050	100,000	58,588
		1,670,882

Building Products – 0.8%

Carrier Global Corp.
3.58%, 4/5/2050	200,000	134,162

See Accompanying Notes to the Financial Statements.

408	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Building Products – (continued)

Johnson Controls International plc
4.50%, 2/15/2047	$100,000	$76,761

Masco Corp.
4.50%, 5/15/2047	50,000	36,807

Owens Corning
4.40%, 1/30/2048	50,000	35,594
		283,324

Capital Markets – 2.0%

CI Financial Corp.
4.10%, 6/15/2051	100,000	56,224

Goldman Sachs Group, Inc. (The)
6.75%, 10/1/2037	100,000	98,870
4.75%, 10/21/2045	85,000	68,509

Jefferies Group LLC
6.50%, 1/20/2043	100,000	91,695

Moody’s Corp.
4.88%, 12/17/2048	50,000	41,943
3.75%, 2/25/2052	100,000	70,616

Morgan Stanley
6.38%, 7/24/2042	75,000	75,996
4.30%, 1/27/2045	60,000	46,228

Nasdaq, Inc.
3.25%, 4/28/2050	100,000	63,769

S&P Global, Inc.
3.70%, 3/1/2052(b)	50,000	36,392
2.30%, 8/15/2060	100,000	50,196
		700,438

Chemicals – 2.0%

Albemarle Corp.
5.45%, 12/1/2044	50,000	42,852

Dow Chemical Co. (The)
9.40%, 5/15/2039	58,000	72,202
5.55%, 11/30/2048	100,000	86,459

FMC Corp.
4.50%, 10/1/2049	50,000	37,122

LYB International Finance BV
4.88%, 3/15/2044	100,000	78,151

LYB International Finance III LLC
4.20%, 10/15/2049	50,000	34,404
4.20%, 5/1/2050	200,000	137,441
3.63%, 4/1/2051	200,000	124,552

Investments	Principal Amount	Value

Chemicals – (continued)

LyondellBasell Industries NV
4.63%, 2/26/2055	$100,000	$71,561

RPM International, Inc.
4.25%, 1/15/2048	50,000	35,552
		720,296

Communications Equipment – 1.1%

Cisco Systems, Inc.
5.90%, 2/15/2039	200,000	204,162
5.50%, 1/15/2040	100,000	97,739

Motorola Solutions, Inc.
5.50%, 9/1/2044	100,000	82,718
		384,619

Construction & Engineering – 0.2%

Valmont Industries, Inc.
5.00%, 10/1/2044	100,000	80,334

Containers & Packaging – 0.3%

International Paper Co.
6.00%, 11/15/2041	100,000	93,191

Diversified Telecommunication Services – 4.5%

AT&T, Inc.
3.55%, 9/15/2055	100,000	63,636
3.80%, 12/1/2057	282,000	185,831
3.65%, 9/15/2059	150,000	94,619

Bell Canada (The)
4.46%, 4/1/2048	150,000	118,799
4.30%, 7/29/2049	25,000	18,982
3.65%, 8/15/2052	200,000	135,062

Telefonica Emisiones SA
5.21%, 3/8/2047	150,000	112,773
5.52%, 3/1/2049	150,000	117,810

TELUS Corp.
4.30%, 6/15/2049	50,000	37,790

Verizon Communications, Inc.
3.40%, 3/22/2041	300,000	213,295
2.88%, 11/20/2050	100,000	59,012
3.55%, 3/22/2051	200,000	135,000
3.88%, 3/1/2052	250,000	176,663
2.99%, 10/30/2056	100,000	57,539
3.70%, 3/22/2061	100,000	65,409
		1,592,220

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	409

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electric Utilities – 5.1%

AEP Texas, Inc.
3.45%, 5/15/2051	$100,000	$64,806
5.25%, 5/15/2052	150,000	130,766

American Electric Power Co., Inc.
3.25%, 3/1/2050	50,000	31,078

Appalachian Power Co.
7.00%, 4/1/2038	100,000	105,569
Series Y, 4.50%, 3/1/2049	100,000	77,423

Dominion Energy South Carolina, Inc.
5.10%, 6/1/2065	50,000	42,861

Duke Energy Corp.
4.80%, 12/15/2045	150,000	121,190
3.75%, 9/1/2046	150,000	103,080

Emera US Finance LP
4.75%, 6/15/2046	100,000	74,144

Georgia Power Co.
4.30%, 3/15/2043	100,000	79,510
Series B, 3.70%, 1/30/2050	200,000	142,133
Series A, 3.25%, 3/15/2051	200,000	129,519
5.13%, 5/15/2052	100,000	89,474

MidAmerican Energy Co.
4.25%, 7/15/2049	100,000	79,934

Pacific Gas and Electric Co.
4.95%, 7/1/2050	50,000	37,272

PacifiCorp
6.25%, 10/15/2037	100,000	99,410

Tucson Electric Power Co.
4.00%, 6/15/2050	100,000	72,598

Virginia Electric and Power Co.
8.88%, 11/15/2038	200,000	249,123
Series C, 4.63%, 5/15/2052	100,000	83,004
		1,812,894

Electronic Equipment, Instruments & Components – 0.6%

Corning, Inc.
4.38%, 11/15/2057	125,000	89,056
5.45%, 11/15/2079	100,000	80,199

Tyco Electronics Group SA
7.13%, 10/1/2037	50,000	55,060
		224,315

Investments	Principal Amount	Value

Entertainment – 0.3%

Electronic Arts, Inc.
2.95%, 2/15/2051	$50,000	$31,080

Warnermedia Holdings, Inc.
5.14%, 3/15/2052(b)	100,000	69,822
		100,902

Equity Real Estate Investment Trusts (REITs) – 1.0%

American Homes 4 Rent LP
4.30%, 4/15/2052	50,000	34,447

Crown Castle, Inc.
5.20%, 2/15/2049	100,000	82,784
4.15%, 7/1/2050	70,000	49,922
3.25%, 1/15/2051	100,000	61,148

National Retail Properties, Inc.
3.50%, 4/15/2051	150,000	93,030

Weyerhaeuser Co.
4.00%, 3/9/2052	50,000	35,067
		356,398

Food Products – 0.9%

Campbell Soup Co.
3.13%, 4/24/2050	100,000	63,119

Conagra Brands, Inc.
5.40%, 11/1/2048	100,000	85,582

General Mills, Inc.
5.40%, 6/15/2040	50,000	46,184

Mondelez International, Inc.
2.63%, 9/4/2050	50,000	28,931

Tyson Foods, Inc.
5.10%, 9/28/2048	100,000	87,399
		311,215

Gas Utilities – 0.5%

Atmos Energy Corp.
4.13%, 10/15/2044	115,000	88,553
4.30%, 10/1/2048	100,000	78,961
		167,514

Health Care Equipment & Supplies – 0.5%

Abbott Laboratories
4.90%, 11/30/2046	100,000	93,326

Becton Dickinson and Co.
3.79%, 5/20/2050	68,000	49,215

DH Europe Finance II Sarl
3.40%, 11/15/2049	50,000	35,082
		177,623

See Accompanying Notes to the Financial Statements.

410	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Health Care Providers & Services – 4.7%

AmerisourceBergen Corp.
4.30%, 12/15/2047	$75,000	$57,704

Cardinal Health, Inc.
4.37%, 6/15/2047	150,000	109,659

Cigna Corp.
6.13%, 11/15/2041	100,000	97,887
4.90%, 12/15/2048	100,000	84,906

CVS Health Corp.
5.05%, 3/25/2048	210,000	178,383

Elevance Health, Inc.
4.55%, 5/15/2052	310,000	254,165

Humana, Inc.
8.15%, 6/15/2038	25,000	28,047
3.95%, 8/15/2049	130,000	95,825

Laboratory Corp. of America Holdings
4.70%, 2/1/2045	100,000	80,973

UnitedHealth Group, Inc.
5.95%, 2/15/2041	100,000	100,035
4.63%, 11/15/2041	220,000	191,043
3.70%, 8/15/2049	75,000	55,652
3.25%, 5/15/2051	15,000	10,181
4.75%, 5/15/2052	100,000	87,473
3.88%, 8/15/2059	100,000	73,182
3.13%, 5/15/2060	125,000	77,303
4.95%, 5/15/2062	100,000	87,851
		1,670,269

Hotels, Restaurants & Leisure – 1.3%

McDonald’s Corp.
4.88%, 7/15/2040	50,000	43,971
4.88%, 12/9/2045	125,000	108,154
4.45%, 3/1/2047	100,000	81,476
4.45%, 9/1/2048	100,000	81,136
3.63%, 9/1/2049	100,000	70,544
4.20%, 4/1/2050	100,000	78,231
5.15%, 9/9/2052	15,000	13,472
		476,984

Household Durables – 0.1%

MDC Holdings, Inc.
3.97%, 8/6/2061	100,000	49,855

Investments	Principal Amount	Value

Household Products – 0.3%

Church & Dwight Co., Inc.
5.00%, 6/15/2052	$100,000	$87,486

Industrial Conglomerates – 0.1%

Trane Technologies Luxembourg Finance SA
4.50%, 3/21/2049	50,000	38,237

Insurance – 6.4%

Aflac, Inc.
6.45%, 8/15/2040	50,000	49,743
4.75%, 1/15/2049	50,000	41,227

Alleghany Corp.
4.90%, 9/15/2044	75,000	64,422

Allstate Corp. (The)
3.85%, 8/10/2049	30,000	21,729

American Financial Group, Inc.
4.50%, 6/15/2047	60,000	45,252

American International Group, Inc.
4.38%, 6/30/2050	40,000	31,204

Aon Corp.
6.25%, 9/30/2040	50,000	49,690
3.90%, 2/28/2052	100,000	70,879

Aon Global Ltd.
4.60%, 6/14/2044	55,000	44,172
4.75%, 5/15/2045	100,000	81,691

Arch Capital Group Ltd.
7.35%, 5/1/2034	200,000	214,730

Arthur J Gallagher & Co.
3.50%, 5/20/2051	50,000	32,203
3.05%, 3/9/2052	65,000	37,780

Athene Holding Ltd.
3.45%, 5/15/2052	10,000	5,872

Berkshire Hathaway Finance Corp.
3.85%, 3/15/2052	100,000	73,348

Brown & Brown, Inc.
4.95%, 3/17/2052	50,000	37,995

Chubb INA Holdings, Inc.
3.05%, 12/15/2061	50,000	29,444

Everest Reinsurance Holdings, Inc.
3.50%, 10/15/2050	100,000	63,367
3.13%, 10/15/2052	50,000	28,992

Fidelity National Financial, Inc.
3.20%, 9/17/2051	45,000	24,072

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	411

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – (continued)

Hartford Financial Services Group, Inc. (The)
2.90%, 9/15/2051	$165,000	$96,674

Markel Corp.
5.00%, 4/5/2046	100,000	83,605
4.15%, 9/17/2050	125,000	88,350
3.45%, 5/7/2052	100,000	63,197

Marsh & McLennan Cos., Inc.
4.75%, 3/15/2039	100,000	85,899
4.90%, 3/15/2049	100,000	85,360

MetLife, Inc.
10.75%, 8/1/2039	100,000	129,201
4.60%, 5/13/2046	100,000	83,271

Old Republic International Corp.
3.85%, 6/11/2051	50,000	32,429

Progressive Corp. (The)
3.70%, 3/15/2052	50,000	35,411

Prudential Financial, Inc.
3.70%, 3/13/2051	100,000	70,881

Selective Insurance Group, Inc.
5.38%, 3/1/2049	25,000	20,188

Unum Group
4.13%, 6/15/2051	95,000	59,800

W R Berkley Corp.
6.25%, 2/15/2037	100,000	100,252
4.75%, 8/1/2044	100,000	82,027

Willis North America, Inc.
5.05%, 9/15/2048	100,000	78,701
3.88%, 9/15/2049	50,000	32,925
		2,275,983

Interactive Media & Services – 0.9%

Alphabet, Inc.
2.25%, 8/15/2060	75,000	40,949

Meta Platforms, Inc.
4.45%, 8/15/2052(b)	10,000	7,421
4.65%, 8/15/2062(b)	365,000	269,197
		317,567

Internet & Direct Marketing Retail – 0.5%

Alibaba Group Holding Ltd.
4.20%, 12/6/2047	225,000	135,811
3.15%, 2/9/2051	80,000	38,723
		174,534

Investments	Principal Amount	Value

IT Services – 2.4%

Fidelity National Information Services, Inc.
5.63%, 7/15/2052	$100,000	$87,388

Fiserv, Inc.
4.40%, 7/1/2049	30,000	22,556

Global Payments, Inc.
4.15%, 8/15/2049	100,000	67,426

International Business Machines Corp.
4.15%, 5/15/2039	100,000	81,406
4.25%, 5/15/2049	150,000	116,432
3.43%, 2/9/2052	100,000	65,173
4.90%, 7/27/2052	273,000	229,968

PayPal Holdings, Inc.
5.05%, 6/1/2052	100,000	86,656

Western Union Co. (The)
6.20%, 6/21/2040	100,000	86,842
		843,847

Leisure Products – 0.1%

Hasbro, Inc.
6.35%, 3/15/2040	50,000	45,730

Machinery – 0.6%

Dover Corp.
5.38%, 3/1/2041	100,000	90,467

Illinois Tool Works, Inc.
3.90%, 9/1/2042	25,000	19,970

Otis Worldwide Corp.
3.11%, 2/15/2040	50,000	34,718
3.36%, 2/15/2050	100,000	64,861
		210,016

Media – 3.6%

Charter Communications Operating LLC
6.48%, 10/23/2045	100,000	88,543
5.75%, 4/1/2048	400,000	320,832
4.80%, 3/1/2050	100,000	70,773
3.70%, 4/1/2051	100,000	59,946

Comcast Corp.
2.94%, 11/1/2056	135,000	78,067
2.99%, 11/1/2063	100,000	56,320

See Accompanying Notes to the Financial Statements.

412	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Media – (continued)

Fox Corp.
5.48%, 1/25/2039	$100,000	$85,877
5.58%, 1/25/2049	150,000	124,985

Interpublic Group of Cos., Inc. (The)
5.40%, 10/1/2048	50,000	42,306

Time Warner Cable LLC
7.30%, 7/1/2038	200,000	186,708
6.75%, 6/15/2039	100,000	88,491
5.88%, 11/15/2040	100,000	81,117
		1,283,965

Metals & Mining – 3.2%

ArcelorMittal SA
6.75%, 3/1/2041(c)	100,000	90,411

Barrick North America Finance LLC
5.75%, 5/1/2043	100,000	93,529

Barrick PD Australia Finance Pty. Ltd.
5.95%, 10/15/2039	80,000	76,694

Freeport-McMoRan, Inc.
5.45%, 3/15/2043	200,000	164,300

Newmont Corp.
4.88%, 3/15/2042	150,000	126,450

Nucor Corp.
3.85%, 4/1/2052	50,000	35,141

Rio Tinto Finance USA Ltd.
2.75%, 11/2/2051	50,000	30,804

Teck Resources Ltd.
5.20%, 3/1/2042	50,000	39,519

Vale Overseas Ltd.
6.88%, 11/21/2036	500,000	485,953
		1,142,801

Multiline Retail – 0.1%

Dollar General Corp.
4.13%, 4/3/2050	50,000	37,717

Multi-Utilities – 2.7%

Berkshire Hathaway Energy Co.
6.13%, 4/1/2036	200,000	202,736
4.45%, 1/15/2049	100,000	80,305
4.25%, 10/15/2050	150,000	115,843
2.85%, 5/15/2051	200,000	119,874

Investments	Principal Amount	Value

Multi-Utilities – (continued)

Consolidated Edison Co. of New York, Inc.
4.50%, 5/15/2058	$130,000	$98,322
3.60%, 6/15/2061	100,000	66,057

Dominion Energy, Inc.
Series A, 4.60%, 3/15/2049	100,000	80,635

NiSource, Inc.
5.00%, 6/15/2052	100,000	83,378

Sempra Energy
4.00%, 2/1/2048	100,000	71,305

Southern Co. Gas Capital Corp.
4.40%, 5/30/2047	50,000	37,424
		955,879

Oil, Gas & Consumable Fuels – 14.6%

BP Capital Markets America, Inc.
3.00%, 3/17/2052	75,000	46,453

Canadian Natural Resources Ltd.
6.50%, 2/15/2037	100,000	96,330
6.25%, 3/15/2038	100,000	96,153
6.75%, 2/1/2039	100,000	98,946

Cenovus Energy, Inc.
6.75%, 11/15/2039	45,000	44,267

Columbia Pipeline Group, Inc.
5.80%, 6/1/2045	50,000	44,940

ConocoPhillips Co.
4.03%, 3/15/2062	50,000	37,010

Continental Resources, Inc.
4.90%, 6/1/2044	100,000	70,939

Devon Energy Corp.
5.00%, 6/15/2045	70,000	58,428

Diamondback Energy, Inc.
4.25%, 3/15/2052	85,000	61,366

Enbridge, Inc.
5.50%, 12/1/2046	25,000	22,427
3.40%, 8/1/2051	100,000	64,739

Energy Transfer LP
5.80%, 6/15/2038	100,000	85,360
6.50%, 2/1/2042	200,000	183,784
5.00%, 5/15/2044(c)	50,000	37,904
6.13%, 12/15/2045	100,000	85,776
6.25%, 4/15/2049	100,000	87,235
5.00%, 5/15/2050	160,000	121,496

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	413

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Enterprise Products Operating LLC
5.95%, 2/1/2041	$180,000	$170,505
4.45%, 2/15/2043	100,000	78,974
4.85%, 3/15/2044	230,000	189,057
4.25%, 2/15/2048	85,000	63,093
3.70%, 1/31/2051	85,000	57,213
3.95%, 1/31/2060	150,000	99,621

Exxon Mobil Corp.
3.45%, 4/15/2051	100,000	71,474

Hess Corp.
6.00%, 1/15/2040	50,000	46,833
5.80%, 4/1/2047	100,000	90,673

Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	100,000	99,368
6.50%, 9/1/2039	150,000	141,767
6.38%, 3/1/2041	100,000	92,413
5.50%, 3/1/2044	150,000	126,707

Kinder Morgan, Inc.
5.55%, 6/1/2045	125,000	108,041
5.05%, 2/15/2046	50,000	40,441
5.20%, 3/1/2048	100,000	81,895

Magellan Midstream Partners LP
5.15%, 10/15/2043	15,000	12,241
4.20%, 10/3/2047	145,000	102,657
4.85%, 2/1/2049	100,000	77,600
3.95%, 3/1/2050	100,000	68,194

Marathon Oil Corp.
5.20%, 6/1/2045	100,000	81,995

Marathon Petroleum Corp.
6.50%, 3/1/2041	100,000	97,387
4.50%, 4/1/2048	105,000	78,867

MPLX LP
4.70%, 4/15/2048	200,000	149,157
5.50%, 2/15/2049	100,000	83,446
4.95%, 3/14/2052	200,000	154,612
4.90%, 4/15/2058	150,000	108,752

ONEOK Partners LP
6.85%, 10/15/2037	200,000	190,325
6.13%, 2/1/2041	100,000	87,027

ONEOK, Inc.
4.95%, 7/13/2047	150,000	113,713
7.15%, 1/15/2051	100,000	93,782

Plains All American Pipeline LP
5.15%, 6/1/2042	100,000	75,511
4.70%, 6/15/2044	100,000	70,563

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Spectra Energy Partners LP
5.95%, 9/25/2043	$100,000	$92,381

Suncor Energy, Inc.
6.50%, 6/15/2038	100,000	98,276
3.75%, 3/4/2051	115,000	78,308

Targa Resources Corp.
6.25%, 7/1/2052	100,000	89,367

Valero Energy Corp.
3.65%, 12/1/2051	50,000	33,170
4.00%, 6/1/2052	100,000	70,685

Williams Cos., Inc. (The)
6.30%, 4/15/2040	100,000	96,347
4.85%, 3/1/2048	35,000	27,936
3.50%, 10/15/2051	100,000	64,018
		5,197,945

Pharmaceuticals – 1.5%

Bristol-Myers Squibb Co.
3.90%, 3/15/2062	100,000	73,044

Johnson & Johnson
5.85%, 7/15/2038	150,000	157,415

Merck & Co., Inc.
2.75%, 12/10/2051	100,000	63,529
2.90%, 12/10/2061	100,000	60,787

Royalty Pharma plc
3.55%, 9/2/2050	50,000	30,538
3.35%, 9/2/2051	100,000	58,792

Zoetis, Inc.
4.45%, 8/20/2048	100,000	81,049
		525,154

Professional Services – 0.2%

Equifax, Inc.
7.00%, 7/1/2037	50,000	50,156

Verisk Analytics, Inc.
3.63%, 5/15/2050	50,000	32,836
		82,992

Road & Rail – 3.2%

Burlington Northern Santa Fe LLC
5.75%, 5/1/2040	100,000	99,068
5.15%, 9/1/2043	200,000	184,226
4.90%, 4/1/2044	300,000	266,764

See Accompanying Notes to the Financial Statements.

414	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Road & Rail – (continued)

Canadian Pacific Railway Co.
6.13%, 9/15/2115	$100,000	$90,552

CSX Corp.
4.50%, 8/1/2054	50,000	39,845

Kansas City Southern
4.20%, 11/15/2069	50,000	34,347

Norfolk Southern Corp.
3.16%, 5/15/2055	50,000	30,613
5.10%, 8/1/2118	50,000	38,646

Union Pacific Corp.
3.84%, 3/20/2060	200,000	142,890
4.10%, 9/15/2067	200,000	144,744
3.75%, 2/5/2070	100,000	66,821
		1,138,516

Semiconductors & Semiconductor Equipment – 3.3%

Broadcom, Inc.
3.42%, 4/15/2033(b)	150,000	113,978
3.47%, 4/15/2034(b)	200,000	149,701
3.14%, 11/15/2035(b)	200,000	138,735
3.19%, 11/15/2036(b)	110,000	75,027
3.50%, 2/15/2041(b)	290,000	191,125
3.75%, 2/15/2051(b)	100,000	64,093

Intel Corp.
4.95%, 3/25/2060	50,000	40,488

KLA Corp.
5.25%, 7/15/2062	100,000	88,246

Micron Technology, Inc.
3.37%, 11/1/2041	100,000	63,388

NXP BV
3.25%, 11/30/2051	100,000	57,863

Texas Instruments, Inc.
4.15%, 5/15/2048	35,000	28,753

TSMC Arizona Corp.
4.50%, 4/22/2052	200,000	165,529
		1,176,926

Software – 3.2%

Microsoft Corp.
2.53%, 6/1/2050	100,000	62,733
2.92%, 3/17/2052	100,000	67,565
4.50%, 2/6/2057	100,000	87,906
3.04%, 3/17/2062	269,000	175,301

Investments	Principal Amount	Value

Software – (continued)

Oracle Corp.
6.13%, 7/8/2039	$105,000	$96,303
3.65%, 3/25/2041	300,000	203,160
4.13%, 5/15/2045	225,000	154,419
3.60%, 4/1/2050	200,000	123,105
4.38%, 5/15/2055	115,000	78,014
3.85%, 4/1/2060	125,000	75,486
		1,123,992

Specialty Retail – 2.6%

Dick’s Sporting Goods, Inc.
4.10%, 1/15/2052	100,000	60,973

Home Depot, Inc. (The)
4.50%, 12/6/2048	200,000	169,404
2.75%, 9/15/2051	100,000	60,827

Lowe’s Cos., Inc.
2.80%, 9/15/2041	220,000	140,059
4.05%, 5/3/2047	100,000	73,428
4.55%, 4/5/2049	150,000	117,113
5.13%, 4/15/2050	100,000	85,391
4.25%, 4/1/2052	200,000	148,503
4.45%, 4/1/2062	100,000	72,636
		928,334

Technology Hardware, Storage & Peripherals – 2.3%

Apple, Inc.
4.38%, 5/13/2045	100,000	87,210
4.65%, 2/23/2046	190,000	171,635
2.95%, 9/11/2049	100,000	67,339
2.65%, 2/8/2051	100,000	62,320
2.70%, 8/5/2051	200,000	125,674
2.55%, 8/20/2060	100,000	57,569
2.80%, 2/8/2061	100,000	59,299
2.85%, 8/5/2061	100,000	59,914

Hewlett Packard Enterprise Co.
6.35%, 10/15/2045(c)	50,000	45,218

HP, Inc.
6.00%, 9/15/2041	100,000	88,611
		824,789

Tobacco – 4.3%

Altria Group, Inc.
5.80%, 2/14/2039	300,000	256,333
4.25%, 8/9/2042	140,000	95,278

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	415

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Tobacco – (continued)
4.50%, 5/2/2043	$100,000	$68,429
5.38%, 1/31/2044	225,000	179,954
5.95%, 2/14/2049	250,000	204,187

BAT Capital Corp.
3.73%, 9/25/2040	490,000	308,494

Philip Morris International, Inc.
6.38%, 5/16/2038	50,000	46,582
4.13%, 3/4/2043	330,000	225,614
4.25%, 11/10/2044	200,000	138,688
		1,523,559

Trading Companies & Distributors – 0.2%

WW Grainger, Inc.
4.60%, 6/15/2045	100,000	86,502

Water Utilities – 0.4%

Essential Utilities, Inc.
3.35%, 4/15/2050	200,000	125,392

Wireless Telecommunication Services – 0.1%

Rogers Communications, Inc.
4.55%, 3/15/2052(b)	50,000	38,628
Total Corporate Bonds (Cost $47,766,420)		34,694,439

Total Investments – 97.7% (Cost $47,766,420)		34,694,439

Other assets less liabilities – 2.3%		803,295
NET ASSETS – 100.0%		$35,497,734

(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2022.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(13,160,445)
Net unrealized depreciation	$(13,160,445)
Federal income tax cost	$47,854,884

Security Type	% of Net Assets
Corporate Bonds	97.7%
Others(1)	2.3
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

416	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® High Yield Value-Scored Bond Index Fund

October 31, 2022

Investments	Principal Amount	Value

CORPORATE BONDS – 97.0%

Aerospace & Defense – 2.4%

Bombardier, Inc.
7.13%, 6/15/2026(a)	$1,725,000	$1,632,829
6.00%, 2/15/2028(a)	1,650,000	1,468,335

F-Brasile SpA
Series NR, 7.38%, 8/15/2026(a)	1,650,000	1,303,500

Howmet Aerospace, Inc.
5.95%, 2/1/2037	225,000	206,113

Maxar Technologies, Inc.
7.75%, 6/15/2027(a)	900,000	882,315

Rolls-Royce plc
3.63%, 10/14/2025(a)	1,285,000	1,130,414
5.75%, 10/15/2027(a)	970,000	877,821

Spirit AeroSystems, Inc.
7.50%, 4/15/2025(a)	1,620,000	1,573,895

TransDigm UK Holdings plc
6.88%, 5/15/2026	645,000	629,529

TransDigm, Inc.
6.38%, 6/15/2026	1,460,000	1,408,900
7.50%, 3/15/2027	800,000	788,304
5.50%, 11/15/2027	3,885,000	3,543,897
4.63%, 1/15/2029	2,585,000	2,201,205
4.88%, 5/1/2029	1,650,000	1,402,921

Triumph Group, Inc.
6.25%, 9/15/2024(a)	800,000	739,584

Wesco Aircraft Holdings, Inc.
8.50%, 11/15/2024(a)	2,320,000	1,206,400
		20,995,962

Air Freight & Logistics – 0.0%(b)

Western Global Airlines LLC
10.38%, 8/15/2025(a)	460,000	386,400

Airlines – 0.6%

Allegiant Travel Co.
7.25%, 8/15/2027(a)	1,075,000	1,010,547

American Airlines Group, Inc.
3.75%, 3/1/2025(a)	1,077,000	947,609

American Airlines, Inc.
5.75%, 4/20/2029(a)	1,230,000	1,119,300

Investments	Principal Amount	Value

Airlines – (continued)

Hawaiian Brand Intellectual Property Ltd.
5.75%, 1/20/2026(a)	$1,745,000	$1,606,567

United Airlines, Inc.
4.63%, 4/15/2029(a)	420,000	359,222
		5,043,245

Auto Components – 1.8%

Allison Transmission, Inc.
4.75%, 10/1/2027(a)	480,000	441,902
5.88%, 6/1/2029(a)	1,000,000	932,500
3.75%, 1/30/2031(a)	585,000	466,687

American Axle & Manufacturing, Inc.
6.88%, 7/1/2028	725,000	669,788
5.00%, 10/1/2029	400,000	324,749

Clarios Global LP
8.50%, 5/15/2027(a)	3,740,000	3,665,200

Dana Financing Luxembourg Sarl
5.75%, 4/15/2025(a)	445,000	432,695

Dana, Inc.
5.38%, 11/15/2027	340,000	307,700
5.63%, 6/15/2028	750,000	678,750

Dealer Tire LLC
8.00%, 2/1/2028(a)	725,000	634,084

Dornoch Debt Merger Sub, Inc.
6.63%, 10/15/2029(a)	1,445,000	983,875

Icahn Enterprises LP
5.25%, 5/15/2027	850,000	783,182
4.38%, 2/1/2029	275,000	229,589

IHO Verwaltungs GmbH
4.75%, 9/15/2026(a) (c)	385,000	324,215
6.00%, 5/15/2027(a) (c)	565,000	485,194
6.37%, 5/15/2029(a) (c)	1,020,000	870,396

JB Poindexter & Co., Inc.
7.13%, 4/15/2026(a)	685,000	652,963

Patrick Industries, Inc.
7.50%, 10/15/2027(a)	635,000	581,769
4.75%, 5/1/2029(a)	1,370,000	1,034,350

Real Hero Merger Sub 2, Inc.
6.25%, 2/1/2029(a)	1,305,000	935,588

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	417

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Auto Components – (continued)

Tenneco, Inc.
7.88%, 1/15/2029(a)	$575,000	$568,045

Wheel Pros, Inc.
6.50%, 5/15/2029(a)	795,000	374,201
		16,377,422

Automobiles – 1.1%

Ford Motor Co.
6.63%, 10/1/2028	535,000	527,743
9.63%, 4/22/2030	750,000	837,224
7.45%, 7/16/2031	1,517,000	1,522,355
3.25%, 2/12/2032	615,000	461,754
6.10%, 8/19/2032	350,000	320,357
4.75%, 1/15/2043	1,211,000	843,413
7.40%, 11/1/2046	115,000	105,888
5.29%, 12/8/2046	690,000	510,828

Jaguar Land Rover Automotive plc
7.75%, 10/15/2025(a)	980,000	904,089

Mclaren Finance plc
7.50%, 8/1/2026(a)	1,215,000	962,924

PM General Purchaser LLC
9.50%, 10/1/2028(a)	1,410,000	1,212,195

Thor Industries, Inc.
4.00%, 10/15/2029(a)	1,780,000	1,439,628

Winnebago Industries, Inc.
6.25%, 7/15/2028(a)	305,000	283,819
		9,932,217

Banks – 1.1%

Intesa Sanpaolo SpA
5.71%, 1/15/2026(a)	2,085,000	1,942,250
4.95%, 6/1/2042(a) (d)	100,000	58,523

Texas Capital Bancshares, Inc.
4.00%, 5/6/2031(d)	490,000	424,299

UniCredit SpA
5.86%, 6/19/2032(a) (d)	1,400,000	1,159,946
7.30%, 4/2/2034(a) (d)	3,475,000	2,948,328
5.46%, 6/30/2035(a) (d)	4,835,000	3,602,465
		10,135,811

Investments	Principal Amount	Value

Beverages – 0.1%

Triton Water Holdings, Inc.
6.25%, 4/1/2029(a)	$1,535,000	$1,162,574

Biotechnology – 0.1%

Emergent BioSolutions, Inc.
3.88%, 8/15/2028(a)	1,475,000	884,322

Grifols Escrow Issuer SA
4.75%, 10/15/2028(a)	210,000	164,062
		1,048,384

Building Products – 1.7%

Builders FirstSource, Inc.
4.25%, 2/1/2032(a)	545,000	436,109
6.38%, 6/15/2032(a)	485,000	446,054

Camelot Return Merger Sub, Inc.
8.75%, 8/1/2028(a)	1,545,000	1,286,212

Cornerstone Building Brands, Inc.
6.13%, 1/15/2029(a)	1,885,000	1,178,125

CP Atlas Buyer, Inc.
7.00%, 12/1/2028(a)	1,109,000	798,480

Eco Material Technologies, Inc.
7.88%, 1/31/2027(a)	855,000	799,049

James Hardie International Finance DAC
5.00%, 1/15/2028(a)	305,000	275,832

JELD-WEN, Inc.
6.25%, 5/15/2025(a)	205,000	191,675

Masonite International Corp.
5.38%, 2/1/2028(a)	630,000	576,740

MIWD Holdco II LLC
5.50%, 2/1/2030(a)	1,090,000	840,750

New Enterprise Stone & Lime Co., Inc.
5.25%, 7/15/2028(a)	1,160,000	1,009,200
9.75%, 7/15/2028(a)	1,055,000	905,520

Oscar Acquisition Co. LLC
9.50%, 4/15/2030(a)	1,290,000	1,092,391

PGT Innovations, Inc.
4.38%, 10/1/2029(a)	300,000	248,805

Smyrna Ready Mix Concrete LLC
6.00%, 11/1/2028(a)	2,300,000	1,932,000

Standard Industries, Inc.
5.00%, 2/15/2027(a)	275,000	248,875
4.75%, 1/15/2028(a)	520,000	455,650

See Accompanying Notes to the Financial Statements.

418	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Building Products – (continued)
4.38%, 7/15/2030(a)	$1,105,000	$893,448
3.38%, 1/15/2031(a)	720,000	538,704

Victors Merger Corp.
6.38%, 5/15/2029(a)	1,880,000	966,451
		15,120,070

Capital Markets – 0.5%

Advisor Group Holdings, Inc.
10.75%, 8/1/2027(a)	465,000	458,316

AG Issuer LLC
6.25%, 3/1/2028(a)	300,000	279,098

AG TTMT Escrow Issuer LLC
8.63%, 9/30/2027(a)	405,000	406,519

Aretec Escrow Issuer, Inc.
7.50%, 4/1/2029(a)	870,000	713,400

Brightsphere Investment Group, Inc.
4.80%, 7/27/2026	185,000	165,575

Compass Group Diversified Holdings LLC
5.25%, 4/15/2029(a)	1,450,000	1,247,000

Hightower Holding LLC
6.75%, 4/15/2029(a)	655,000	533,254

Jane Street Group
4.50%, 11/15/2029(a)	120,000	106,063

Nomura Holdings, Inc.
2.65%, 1/16/2025	140,000	131,046

StoneX Group, Inc.
8.63%, 6/15/2025(a)	350,000	345,625
		4,385,896

Chemicals – 4.2%

Ashland LLC
3.38%, 9/1/2031(a)	310,000	242,538

ASP Unifrax Holdings, Inc.
5.25%, 9/30/2028(a)	1,610,000	1,279,549
7.50%, 9/30/2029(a)	970,000	649,900

Axalta Coating Systems LLC
4.75%, 6/15/2027(a)	845,000	769,984
3.38%, 2/15/2029(a)	150,000	123,281

Cerdia Finanz GmbH
10.50%, 2/15/2027(a)	1,225,000	991,690

Investments	Principal Amount	Value

Chemicals – (continued)

Cheever Escrow Issuer LLC
7.13%, 10/1/2027(a)	$210,000	$192,780

Chemours Co. (The)
5.75%, 11/15/2028(a)	1,810,000	1,537,595
4.63%, 11/15/2029(a)	2,095,000	1,634,100

Cornerstone Chemical Co.
6.75%, 8/15/2024(a)	170,000	127,819

CVR Partners LP
6.13%, 6/15/2028(a)	715,000	646,903

Diamond BC BV
4.63%, 10/1/2029(a)	215,000	157,941

FXI Holdings, Inc.
7.88%, 11/1/2024(a)	700,000	600,586
12.25%, 11/15/2026(a)	1,665,000	1,443,888

Gates Global LLC
6.25%, 1/15/2026(a)	1,090,000	1,046,400

GPD Cos., Inc.
10.13%, 4/1/2026(a)	550,000	491,721

Herens Holdco Sarl
4.75%, 5/15/2028(a)	375,000	307,214

Illuminate Buyer LLC
9.00%, 7/1/2028(a)	1,010,000	852,995

INEOS Quattro Finance 2 plc
3.38%, 1/15/2026(a)	415,000	350,974

Innophos Holdings, Inc.
9.38%, 2/15/2028(a)	565,000	537,914

Iris Holding, Inc.
10.00%, 12/15/2028(a)	750,000	637,500

LSF11 A5 HoldCo LLC
6.63%, 10/15/2029(a)	760,000	599,070

Mativ Holdings, Inc.
6.88%, 10/1/2026(a)	770,000	705,557

Methanex Corp.
5.13%, 10/15/2027	1,475,000	1,345,200
5.25%, 12/15/2029	2,461,000	2,106,028

Minerals Technologies, Inc.
5.00%, 7/1/2028(a)	805,000	699,344

NOVA Chemicals Corp.
4.25%, 5/15/2029(a)	1,185,000	966,408

Olympus Water US Holding Corp.
4.25%, 10/1/2028(a)	1,220,000	990,412
6.25%, 10/1/2029(a)	940,000	650,908

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	419

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Chemicals – (continued)

Polar US Borrower LLC
6.75%, 5/15/2026(a)	$695,000	$331,774

Rain CII Carbon LLC
7.25%, 4/1/2025(a)	1,070,000	917,525

SCIH Salt Holdings, Inc.
4.88%, 5/1/2028(a)	1,190,000	1,032,914
6.63%, 5/1/2029(a)	1,500,000	1,203,966

SCIL IV LLC
5.38%, 11/1/2026(a)	970,000	771,082

SK Invictus Intermediate II Sarl
5.00%, 10/30/2029(a)	1,410,000	1,153,197

Trinseo Materials Operating SCA
5.38%, 9/1/2025(a)	1,614,000	1,248,832
5.13%, 4/1/2029(a)	1,615,000	916,513

Tronox, Inc.
4.63%, 3/15/2029(a)	3,865,000	2,984,904

Valvoline, Inc.
3.63%, 6/15/2031(a)	200,000	157,800

Vibrantz Technologies, Inc.
9.00%, 2/15/2030(a)	1,645,000	1,083,888

WR Grace Holdings LLC
4.88%, 6/15/2027(a)	780,000	682,500
5.63%, 8/15/2029(a)	2,500,000	1,932,450
		37,103,544

Commercial Services & Supplies – 3.2%

ACCO Brands Corp.
4.25%, 3/15/2029(a)	525,000	417,113

Allied Universal Holdco LLC
6.63%, 7/15/2026(a)	2,150,000	2,053,336
9.75%, 7/15/2027(a)	2,265,000	1,969,213
4.63%, 6/1/2028(a)	2,835,000	2,350,908
6.00%, 6/1/2029(a)	2,040,000	1,416,367

Aptim Corp.
7.75%, 6/15/2025(a)	1,160,000	796,804

Aramark Services, Inc.
6.38%, 5/1/2025(a)	2,080,000	2,057,656

CoreCivic, Inc.
4.75%, 10/15/2027	520,000	431,476

Covanta Holding Corp.
4.88%, 12/1/2029(a)	190,000	161,775
5.00%, 9/1/2030	755,000	628,783

Investments	Principal Amount	Value

Commercial Services & Supplies – (continued)

Deluxe Corp.
8.00%, 6/1/2029(a)	$1,815,000	$1,513,165

Garda World Security Corp.
4.63%, 2/15/2027(a)	840,000	746,013
9.50%, 11/1/2027(a)	1,185,000	1,069,462
6.00%, 6/1/2029(a)	1,090,000	849,459

GEO Group, Inc. (The)
10.50%, 6/30/2028	280,000	280,000

GFL Environmental, Inc.
4.00%, 8/1/2028(a)	1,080,000	934,632

IAA, Inc.
5.50%, 6/15/2027(a)	620,000	580,194

Interface, Inc.
5.50%, 12/1/2028(a)	645,000	508,944

Intrado Corp.
8.50%, 10/15/2025(a)	1,480,000	1,293,912

Legends Hospitality Holding Co. LLC
5.00%, 2/1/2026(a)	560,000	490,000

Madison IAQ LLC
4.13%, 6/30/2028(a)	315,000	260,663
5.88%, 6/30/2029(a)	2,300,000	1,575,500

Pitney Bowes, Inc.
4.63%, 3/15/2024	345,000	315,331

Prime Security Services Borrower LLC
6.25%, 1/15/2028(a)	2,830,000	2,600,728

Stericycle, Inc.
5.38%, 7/15/2024(a)	755,000	743,675

Vericast Corp.
11.00%, 9/15/2026(a)	1,335,000	1,309,969

WASH Multifamily Acquisition, Inc.
5.75%, 4/15/2026(a)	805,000	750,637

Waste Pro USA, Inc.
5.50%, 2/15/2026(a)	560,000	518,230
		28,623,945

Communications Equipment – 0.2%

CommScope, Inc.
7.13%, 7/1/2028(a)	1,580,000	1,338,146

See Accompanying Notes to the Financial Statements.

420	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Construction & Engineering – 1.2%

Artera Services LLC
9.03%, 12/4/2025(a)	$2,205,000	$1,842,630

Brand Industrial Services, Inc.
8.50%, 7/15/2025(a)	2,237,000	1,608,327

Brundage-Bone Concrete Pumping Holdings, Inc.
6.00%, 2/1/2026(a)	815,000	737,575

Global Infrastructure Solutions, Inc.
5.63%, 6/1/2029(a)	965,000	713,565
7.50%, 4/15/2032(a)	650,000	481,007

Great Lakes Dredge & Dock Corp.
5.25%, 6/1/2029(a)	1,140,000	901,471

HTA Group Ltd.
7.00%, 12/18/2025(a)	1,030,000	901,250

Pike Corp.
5.50%, 9/1/2028(a)	1,595,000	1,361,939

Promontoria Holding 264 BV
7.88%, 3/1/2027(a)	655,000	596,050

Railworks Holdings LP
8.25%, 11/15/2028(a)	635,000	583,589

VM Consolidated, Inc.
5.50%, 4/15/2029(a)	760,000	663,446

Weekley Homes LLC
4.88%, 9/15/2028(a)	580,000	467,166
		10,858,015

Consumer Finance – 2.6%

Cobra Acquisition Co. LLC
6.38%, 11/1/2029(a)	870,000	578,550

Credit Acceptance Corp.
5.13%, 12/31/2024(a)	395,000	367,303
6.63%, 3/15/2026	455,000	430,384

Enova International, Inc.
8.50%, 9/1/2024(a)	610,000	570,443

FirstCash, Inc.
5.63%, 1/1/2030(a)	775,000	683,158

Ford Motor Credit Co. LLC
4.54%, 8/1/2026	960,000	883,488
4.27%, 1/9/2027	1,145,000	1,033,809
4.95%, 5/28/2027	2,235,000	2,046,053
4.13%, 8/17/2027	1,695,000	1,505,245

Investments	Principal Amount	Value

Consumer Finance – (continued)
3.82%, 11/2/2027	$1,040,000	$893,310
2.90%, 2/16/2028	960,000	779,312
2.90%, 2/10/2029	1,035,000	811,377
5.11%, 5/3/2029	2,242,000	2,004,348
4.00%, 11/13/2030	1,735,000	1,403,233

goeasy Ltd.
4.38%, 5/1/2026(a)	340,000	291,550

LFS Topco LLC
5.88%, 10/15/2026(a)	430,000	336,011

OneMain Finance Corp.
3.50%, 1/15/2027	950,000	778,633
6.63%, 1/15/2028	1,570,000	1,426,235
3.88%, 9/15/2028	1,355,000	1,055,139
5.38%, 11/15/2029	1,615,000	1,324,300
4.00%, 9/15/2030	500,000	377,500

PRA Group, Inc.
7.38%, 9/1/2025(a)	395,000	377,835
5.00%, 10/1/2029(a)	1,360,000	1,090,040

PROG Holdings, Inc.
6.00%, 11/15/2029(a)	2,200,000	1,795,860

World Acceptance Corp.
7.00%, 11/1/2026(a)	960,000	600,595
		23,443,711

Containers & Packaging – 1.6%

Cascades, Inc.
5.13%, 1/15/2026(a)	190,000	170,635
5.38%, 1/15/2028(a)	640,000	547,360

Clydesdale Acquisition Holdings, Inc.
6.63%, 4/15/2029(a)	990,000	939,906
8.75%, 4/15/2030(a)	4,025,000	3,536,969

Graham Packaging Co., Inc.
7.13%, 8/15/2028(a)	1,500,000	1,229,420

Intelligent Packaging Ltd. Finco, Inc.
6.00%, 9/15/2028(a)	1,010,000	751,378

LABL, Inc.
6.75%, 7/15/2026(a)	945,000	897,750
5.88%, 11/1/2028(a)	1,230,000	1,068,452

Mauser Packaging Solutions Holding Co.
7.25%, 4/15/2025(a)	1,490,000	1,341,145

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	421

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Containers & Packaging – (continued)

Owens-Brockway Glass Container, Inc.
5.38%, 1/15/2025(a)	$345,000	$326,025
6.38%, 8/15/2025(a)	675,000	629,438
6.63%, 5/13/2027(a)	805,000	768,762

Pactiv LLC
7.95%, 12/15/2025	275,000	255,288

Sealed Air Corp.
6.88%, 7/15/2033(a)	150,000	143,668

Trident TPI Holdings, Inc.
9.25%, 8/1/2024(a)	365,000	340,432

Trivium Packaging Finance BV
5.50%, 8/15/2026(a) (e)	420,000	386,274
8.50%, 8/15/2027(a) (e)	950,000	893,201
		14,226,103

Distributors – 0.1%

American Builders & Contractors Supply Co., Inc.
4.00%, 1/15/2028(a)	195,000	172,066

BCPE Empire Holdings, Inc.
7.63%, 5/1/2027(a)	960,000	876,910
		1,048,976

Diversified Consumer Services – 0.6%

Adtalem Global Education, Inc.
5.50%, 3/1/2028(a)	635,000	579,438

Grand Canyon University
4.13%, 10/1/2024	830,000	778,125
5.13%, 10/1/2028	695,000	621,156

Metis Merger Sub LLC
6.50%, 5/15/2029(a)	1,045,000	838,633

Service Corp. International
3.38%, 8/15/2030	395,000	318,854

Signal Parent, Inc.
6.13%, 4/1/2029(a)	655,000	282,043

StoneMor, Inc.
8.50%, 5/15/2029(a)	860,000	725,625

WW International, Inc.
4.50%, 4/15/2029(a)	1,795,000	986,805
		5,130,679

Investments	Principal Amount	Value

Diversified Financial Services – 1.1%

Armor Holdco, Inc.
8.50%, 11/15/2029(a)	$760,000	$566,686

CPI CG, Inc.
8.63%, 3/15/2026(a)	336,000	316,887

Jefferies Finance LLC
5.00%, 8/15/2028(a)	2,070,000	1,625,012

Jefferson Capital Holdings LLC
6.00%, 8/15/2026(a)	450,000	374,558

Midcap Financial Issuer Trust
6.50%, 5/1/2028(a)	1,435,000	1,219,567
5.63%, 1/15/2030(a)	900,000	693,000

MPH Acquisition Holdings LLC
5.75%, 11/1/2028(a)	1,805,000	1,394,363

Oxford Finance LLC
6.38%, 2/1/2027(a)	335,000	306,525

Sabre GLBL, Inc.
9.25%, 4/15/2025(a)	1,375,000	1,331,543
7.38%, 9/1/2025(a)	1,700,000	1,595,756
		9,423,897

Diversified Telecommunication Services – 7.0%

Altice France Holding SA
10.50%, 5/15/2027(a)	3,430,000	2,672,896
6.00%, 2/15/2028(a)	2,565,000	1,658,711

Altice France SA
5.50%, 1/15/2028(a)	1,525,000	1,204,750
5.13%, 1/15/2029(a)	980,000	737,450
5.13%, 7/15/2029(a)	5,590,000	4,210,248
5.50%, 10/15/2029(a)	4,550,000	3,469,375

CCO Holdings LLC
5.13%, 5/1/2027(a)	1,245,000	1,153,467
5.00%, 2/1/2028(a)	565,000	511,325
5.38%, 6/1/2029(a)	205,000	183,143
6.38%, 9/1/2029(a)	160,000	147,438
4.75%, 3/1/2030(a)	1,135,000	953,854
4.50%, 8/15/2030(a)	895,000	726,346
4.25%, 2/1/2031(a)	1,975,000	1,560,250
4.75%, 2/1/2032(a)	635,000	508,030
4.50%, 5/1/2032	1,897,000	1,498,630
4.50%, 6/1/2033(a)	1,010,000	765,894
4.25%, 1/15/2034(a)	1,225,000	900,375

Frontier Communications Holdings LLC
5.00%, 5/1/2028(a)	230,000	201,250
6.75%, 5/1/2029(a)	3,830,000	3,154,963

See Accompanying Notes to the Financial Statements.

422	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Telecommunication Services – (continued)
5.88%, 11/1/2029	$2,737,000	$2,132,164
6.00%, 1/15/2030(a)	3,600,000	2,815,200
8.75%, 5/15/2030(a)	130,000	132,762

Iliad Holding SASU
6.50%, 10/15/2026(a)	1,595,000	1,477,162
7.00%, 10/15/2028(a)	1,855,000	1,678,775

Intelsat Jackson Holdings SA
6.50%, 3/15/2030(a)	4,165,000	3,822,471

Level 3 Financing, Inc.
4.25%, 7/1/2028(a)	2,760,000	2,277,000
3.63%, 1/15/2029(a)	410,000	312,625

Lumen Technologies, Inc.
5.13%, 12/15/2026(a)	1,660,000	1,421,375
4.00%, 2/15/2027(a)	1,740,000	1,479,348
Series G, 6.88%, 1/15/2028	1,410,000	1,191,450
4.50%, 1/15/2029(a)	3,625,000	2,555,453
5.38%, 6/15/2029(a)	1,870,000	1,373,309

Sprint Capital Corp.
8.75%, 3/15/2032	690,000	809,812

Telecom Italia Capital SA
6.38%, 11/15/2033	245,000	188,258
6.00%, 9/30/2034	240,000	175,135
7.20%, 7/18/2036	525,000	408,849
7.72%, 6/4/2038	540,000	429,300

Virgin Media Finance plc
5.00%, 7/15/2030(a)	2,925,000	2,344,059

Virgin Media Secured Finance plc
5.50%, 5/15/2029(a)	1,785,000	1,622,065

Windstream Escrow LLC
7.75%, 8/15/2028(a)	3,046,000	2,635,704

Zayo Group Holdings, Inc.
4.00%, 3/1/2027(a)	2,140,000	1,653,150
6.13%, 3/1/2028(a)	3,915,000	2,603,475
		61,757,296

Electric Utilities – 1.5%

DPL, Inc.
4.13%, 7/1/2025	495,000	467,290

Drax Finco plc
6.63%, 11/1/2025(a)	430,000	399,900

Investments	Principal Amount	Value

Electric Utilities – (continued)

Emera, Inc.
Series 16-A, 6.75%, 6/15/2076(d)	$2,515,000	$2,344,287

FirstEnergy Corp.
2.05%, 3/1/2025	225,000	206,831
Series A, 1.60%, 1/15/2026	335,000	291,340
Series B, 4.40%, 7/15/2027(e)	200,000	187,822
Series C, 5.35%, 7/15/2047(e)	225,000	185,643
Series C, 3.40%, 3/1/2050	340,000	211,225

Leeward Renewable Energy Operations LLC
4.25%, 7/1/2029(a)	445,000	360,450

NextEra Energy Operating Partners LP
3.88%, 10/15/2026(a)	625,000	579,344
4.50%, 9/15/2027(a)	550,000	511,500

NRG Energy, Inc.
5.75%, 1/15/2028	1,350,000	1,287,562
5.25%, 6/15/2029(a)	995,000	902,962
3.63%, 2/15/2031(a)	505,000	401,864
3.88%, 2/15/2032(a)	755,000	595,280

PG&E Corp.
5.00%, 7/1/2028	2,050,000	1,847,655

Vistra Operations Co. LLC
5.63%, 2/15/2027(a)	1,760,000	1,677,773
4.38%, 5/1/2029(a)	785,000	671,391
		13,130,119

Electronic Equipment, Instruments & Components – 0.1%

Likewize Corp.
9.75%, 10/15/2025(a)	585,000	529,281

Energy Equipment & Services – 2.4%

Archrock Partners LP
6.88%, 4/1/2027(a)	995,000	947,737
6.25%, 4/1/2028(a)	2,770,000	2,575,823

Bristow Group, Inc.
6.88%, 3/1/2028(a)	1,325,000	1,226,446

CGG SA
8.75%, 4/1/2027(a)	1,759,000	1,555,273

Enerflex Ltd.
9.00%, 10/15/2027(a)	1,200,000	1,167,360

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	423

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Energy Equipment & Services – (continued)

Oceaneering International, Inc.
6.00%, 2/1/2028	$1,050,000	$936,799

Precision Drilling Corp.
7.13%, 1/15/2026(a)	390,000	383,140
6.88%, 1/15/2029(a)	965,000	887,443

Solaris Midstream Holdings LLC
7.63%, 4/1/2026(a)	415,000	395,288

Transocean Guardian Ltd.
5.88%, 1/15/2024(a)	545,508	530,272

Transocean Pontus Ltd.
6.13%, 8/1/2025(a)	400,400	385,421

Transocean Proteus Ltd.
6.25%, 12/1/2024(a)	339,750	331,256

USA Compression Partners LP
6.88%, 4/1/2026	1,370,000	1,315,022
6.88%, 9/1/2027	2,575,000	2,459,125

Valaris Ltd.
8.25%, 4/30/2028(a) (c)	415,000	408,256

Weatherford International Ltd.
11.00%, 12/1/2024(a)	208,000	213,783
8.63%, 4/30/2030(a)	5,410,000	5,098,925

Welltec International ApS
8.25%, 10/15/2026(a)	605,000	586,390
		21,403,759

Entertainment – 0.5%

Allen Media LLC
10.50%, 2/15/2028(a)	1,415,000	573,429

Cinemark USA, Inc.
5.88%, 3/15/2026(a)	1,346,000	1,133,076
5.25%, 7/15/2028(a)	2,819,000	2,140,143

WMG Acquisition Corp.
3.75%, 12/1/2029(a)	500,000	416,250
3.00%, 2/15/2031(a)	240,000	187,293
		4,450,191

Equity Real Estate Investment Trusts (REITs) – 2.4%

Brookfield Property REIT, Inc.
5.75%, 5/15/2026(a)	1,350,000	1,253,057
4.50%, 4/1/2027(a)	1,460,000	1,242,226

Diversified Healthcare Trust
4.75%, 5/1/2024	365,000	312,747
9.75%, 6/15/2025	945,000	890,927

Investments	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Global Net Lease, Inc.
3.75%, 12/15/2027(a)	$1,000,000	$808,100

HAT Holdings I LLC
3.38%, 6/15/2026(a)	1,330,000	1,081,316

Iron Mountain, Inc.
5.63%, 7/15/2032(a)	224,000	192,051

MPT Operating Partnership LP
5.25%, 8/1/2026	1,100,000	992,112
5.00%, 10/15/2027	3,100,000	2,652,918
4.63%, 8/1/2029	3,300,000	2,614,359
3.50%, 3/15/2031	490,000	336,710

SBA Communications Corp.
3.13%, 2/1/2029	1,000,000	808,230

Service Properties Trust
4.50%, 3/15/2025	505,000	446,925
5.25%, 2/15/2026	675,000	583,875
4.75%, 10/1/2026	980,000	796,507
4.95%, 2/15/2027	1,030,000	833,847
3.95%, 1/15/2028	290,000	213,157

Uniti Group LP
4.75%, 4/15/2028(a)	1,230,000	1,005,458
6.50%, 2/15/2029(a)	4,025,000	2,887,938
6.00%, 1/15/2030(a)	2,541,000	1,734,055
		21,686,515

Food & Staples Retailing – 0.1%

C&S Group Enterprises LLC
5.00%, 12/15/2028(a)	820,000	606,177

Food Products – 0.9%

B&G Foods, Inc.
5.25%, 4/1/2025	1,935,000	1,758,470
5.25%, 9/15/2027	2,035,000	1,707,100

Post Holdings, Inc.
5.63%, 1/15/2028(a)	1,310,000	1,224,719
5.50%, 12/15/2029(a)	1,760,000	1,583,859
4.63%, 4/15/2030(a)	863,000	728,213
4.50%, 9/15/2031(a)	730,000	603,856

Sigma Holdco BV
7.88%, 5/15/2026(a)	390,000	238,980

Simmons Foods, Inc.
4.63%, 3/1/2029(a)	425,000	354,634
		8,199,831

See Accompanying Notes to the Financial Statements.

424	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Gas Utilities – 0.8%

AmeriGas Partners LP
5.63%, 5/20/2024	$1,015,000	$991,841
5.50%, 5/20/2025	1,620,000	1,551,490
5.88%, 8/20/2026	1,345,000	1,258,250
5.75%, 5/20/2027	1,185,000	1,092,784

Suburban Propane Partners LP
5.88%, 3/1/2027	585,000	552,823
5.00%, 6/1/2031(a)	110,000	92,469

Superior Plus LP
4.50%, 3/15/2029(a)	1,995,000	1,691,024
		7,230,681

Health Care Equipment & Supplies – 0.8%

Garden Spinco Corp.
8.63%, 7/20/2030(a)	745,000	766,273

Hologic, Inc.
4.63%, 2/1/2028(a)	500,000	467,500

Medline Borrower LP
3.88%, 4/1/2029(a)	3,055,000	2,495,935
5.25%, 10/1/2029(a)	3,580,000	2,787,925

Varex Imaging Corp.
7.88%, 10/15/2027(a)	494,000	482,125
		6,999,758

Health Care Providers & Services – 2.1%

AHP Health Partners, Inc.
5.75%, 7/15/2029(a)	1,025,000	784,125

Air Methods Corp.
8.00%, 5/15/2025(a)	265,000	137,170

DaVita, Inc.
4.63%, 6/1/2030(a)	2,648,000	2,064,447
3.75%, 2/15/2031(a)	770,000	556,733

Encompass Health Corp.
4.50%, 2/1/2028	900,000	805,410
4.75%, 2/1/2030	380,000	323,950
4.63%, 4/1/2031	200,000	165,000

Envision Healthcare Corp.
8.75%, 10/15/2026(a)	3,775,000	1,132,500

Global Medical Response, Inc.
6.50%, 10/1/2025(a)	655,000	520,725

Hadrian Merger Sub, Inc.
8.50%, 5/1/2026(a)	55,000	50,050

Investments	Principal Amount	Value

Health Care Providers & Services – (continued)

Legacy LifePoint Health LLC
6.75%, 4/15/2025(a)	$440,000	$389,400
4.38%, 2/15/2027(a)	600,000	473,086

LifePoint Health, Inc.
5.38%, 1/15/2029(a)	1,115,000	712,329

ModivCare, Inc.
5.88%, 11/15/2025(a)	674,000	640,250

Molina Healthcare, Inc.
3.88%, 11/15/2030(a)	200,000	169,959
3.88%, 5/15/2032(a)	400,000	333,600

Pediatrix Medical Group, Inc.
5.38%, 2/15/2030(a)	25,000	21,500

Prime Healthcare Services, Inc.
7.25%, 11/1/2025(a)	1,005,000	875,918

Radiology Partners, Inc.
9.25%, 2/1/2028(a)	1,545,000	817,305

RegionalCare Hospital Partners Holdings, Inc.
9.75%, 12/1/2026(a)	2,970,000	2,367,981

RP Escrow Issuer LLC
5.25%, 12/15/2025(a)	895,000	669,227

Select Medical Corp.
6.25%, 8/15/2026(a)	1,655,000	1,577,604

Surgery Center Holdings, Inc.
10.00%, 4/15/2027(a)	395,000	383,267

Team Health Holdings, Inc.
6.38%, 2/1/2025(a)	455,000	343,525

Tenet Healthcare Corp.
6.13%, 10/1/2028(a)	1,145,000	990,997

Toledo Hospital (The)
Series B, 5.33%, 11/15/2028	525,000	346,909

US Acute Care Solutions LLC
6.38%, 3/1/2026(a)	905,000	820,536

US Renal Care, Inc.
10.63%, 7/15/2027(a)	1,098,000	435,913
		18,909,416

Hotels, Restaurants & Leisure – 5.2%

1011778 BC ULC
3.88%, 1/15/2028(a)	300,000	263,677
4.38%, 1/15/2028(a)	1,060,000	929,758
4.00%, 10/15/2030(a)	1,775,000	1,448,844

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	425

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)

Affinity Gaming
6.88%, 12/15/2027(a)	$1,230,000	$1,026,745

Boyne USA, Inc.
4.75%, 5/15/2029(a)	195,000	170,625

Caesars Entertainment, Inc.
8.13%, 7/1/2027(a)	2,195,000	2,134,638

Carnival Holdings Bermuda Ltd.
10.38%, 5/1/2028(a)	2,775,000	2,809,909

Carrols Restaurant Group, Inc.
5.88%, 7/1/2029(a)	660,000	463,650

CCM Merger, Inc.
6.38%, 5/1/2026(a)	190,000	173,307

CEC Entertainment LLC
6.75%, 5/1/2026(a)	705,000	659,433

Fertitta Entertainment LLC
4.63%, 1/15/2029(a)	425,000	369,622
6.75%, 1/15/2030(a)	2,700,000	2,119,500

Full House Resorts, Inc.
8.25%, 2/15/2028(a)	1,265,000	1,100,550

Genting New York LLC
3.30%, 2/15/2026(a)	580,000	508,482

GPS Hospitality Holding Co. LLC
7.00%, 8/15/2028(a)	870,000	611,175

Hilton Grand Vacations Borrower Escrow LLC
5.00%, 6/1/2029(a)	1,780,000	1,526,581
4.88%, 7/1/2031(a)	85,000	69,488

Jacobs Entertainment, Inc.
6.75%, 2/15/2029(a)	720,000	634,802

Las Vegas Sands Corp.
3.50%, 8/18/2026	685,000	598,298
3.90%, 8/8/2029	205,000	165,699

Life Time, Inc.
5.75%, 1/15/2026(a)	1,405,000	1,306,650
8.00%, 4/15/2026(a)	1,005,000	876,213

MajorDrive Holdings IV LLC
6.38%, 6/1/2029(a)	1,195,000	842,117

Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	570,000	492,021

Merlin Entertainments Ltd.
5.75%, 6/15/2026(a)	350,000	325,463

MGM Resorts International
5.50%, 4/15/2027	935,000	861,182

Investments	Principal Amount	Value

Hotels, Restaurants & Leisure – (continued)

Midwest Gaming Borrower LLC
4.88%, 5/1/2029(a)	$1,650,000	$1,395,302

Mohegan Gaming & Entertainment
8.00%, 2/1/2026(a)	1,790,000	1,509,919

Motion Bondco DAC
6.63%, 11/15/2027(a)	590,000	493,582

Raptor Acquisition Corp.
4.88%, 11/1/2026(a)	400,000	353,000

Resorts World Las Vegas LLC
4.63%, 4/16/2029(a)	3,870,000	2,771,110
4.63%, 4/6/2031(a)	1,100,000	745,627

Scientific Games Holdings LP
6.63%, 3/1/2030(a)	2,875,000	2,470,718

SeaWorld Parks & Entertainment, Inc.
5.25%, 8/15/2029(a)	1,420,000	1,221,404

Six Flags Entertainment Corp.
5.50%, 4/15/2027(a)	780,000	702,000

Sizzling Platter LLC
8.50%, 11/28/2025(a)	230,000	200,917

Speedway Motorsports LLC
4.88%, 11/1/2027(a)	250,000	217,218

TKC Holdings, Inc.
6.88%, 5/15/2028(a)	875,000	726,250
10.50%, 5/15/2029(a)	1,525,000	1,082,862

Travel + Leisure Co.
6.00%, 4/1/2027(e)	605,000	564,892
4.63%, 3/1/2030(a)	35,000	28,252

Viking Cruises Ltd.
6.25%, 5/15/2025(a)	270,000	236,250
5.88%, 9/15/2027(a)	1,765,000	1,394,786
7.00%, 2/15/2029(a)	1,090,000	864,758

Viking Ocean Cruises Ship VII Ltd.
5.63%, 2/15/2029(a)	760,000	592,443

VOC Escrow Ltd.
5.00%, 2/15/2028(a)	1,130,000	930,261

Wynn Las Vegas LLC
5.50%, 3/1/2025(a)	2,710,000	2,564,961

Wynn Resorts Finance LLC
7.75%, 4/15/2025(a)	905,000	882,402

Yum! Brands, Inc.
4.75%, 1/15/2030(a)	400,000	357,500
3.63%, 3/15/2031	570,000	457,425

See Accompanying Notes to the Financial Statements.

426	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)
4.63%, 1/31/2032	$565,000	$483,092
5.38%, 4/1/2032	555,000	496,431
6.88%, 11/15/2037	65,000	63,700
		46,295,491

Household Durables – 2.3%

Adams Homes, Inc.
7.50%, 2/15/2025(a)	210,000	169,899

Ashton Woods USA LLC
6.63%, 1/15/2028(a)	555,000	471,231
4.63%, 8/1/2029(a)	755,000	567,194
4.63%, 4/1/2030(a)	870,000	645,636

Beazer Homes USA, Inc.
7.25%, 10/15/2029	1,210,000	1,001,275

Brookfield Residential Properties, Inc.
6.25%, 9/15/2027(a)	2,065,000	1,801,713
5.00%, 6/15/2029(a)	1,375,000	1,035,691
4.88%, 2/15/2030(a)	1,860,000	1,430,217

Century Communities, Inc.
6.75%, 6/1/2027	740,000	706,404
3.88%, 8/15/2029(a)	225,000	177,196

Empire Communities Corp.
7.00%, 12/15/2025(a)	930,000	801,680

Installed Building Products, Inc.
5.75%, 2/1/2028(a)	540,000	477,225

KB Home
6.88%, 6/15/2027	500,000	483,610
7.25%, 7/15/2030	630,000	581,962
4.00%, 6/15/2031	50,000	37,875

LGI Homes, Inc.
4.00%, 7/15/2029(a)	645,000	494,592

M/I Homes, Inc.
4.95%, 2/1/2028	815,000	699,262

Mattamy Group Corp.
5.25%, 12/15/2027(a)	380,000	324,691
4.63%, 3/1/2030(a)	1,525,000	1,189,115

Meritage Homes Corp.
6.00%, 6/1/2025	550,000	534,020
5.13%, 6/6/2027	470,000	420,839
3.88%, 4/15/2029(a)	100,000	80,370

New Home Co., Inc. (The)
7.25%, 10/15/2025(a)	1,460,000	1,130,794

Investments	Principal Amount	Value

Household Durables – (continued)

Newell Brands, Inc.
5.63%, 4/1/2036(e)	$80,000	$66,472
5.75%, 4/1/2046(e)	291,000	223,925

Shea Homes LP
4.75%, 2/15/2028(a)	785,000	662,139
4.75%, 4/1/2029(a)	385,000	313,860

SWF Escrow Issuer Corp.
6.50%, 10/1/2029(a)	1,360,000	782,000

Taylor Morrison Communities, Inc.
5.88%, 6/15/2027(a)	735,000	689,246
5.75%, 1/15/2028(a)	930,000	852,415
5.13%, 8/1/2030(a)	80,000	66,375

TopBuild Corp.
3.63%, 3/15/2029(a)	140,000	111,245
4.13%, 2/15/2032(a)	150,000	117,446

Tri Pointe Homes, Inc.
5.25%, 6/1/2027	865,000	743,912
5.70%, 6/15/2028	880,000	762,414
		20,653,940

Household Products – 0.5%

Central Garden & Pet Co.
4.13%, 4/30/2031(a)	300,000	249,000

Energizer Holdings, Inc.
6.50%, 12/31/2027(a)	700,000	640,465
4.75%, 6/15/2028(a)	1,375,000	1,141,690
4.38%, 3/31/2029(a)	1,740,000	1,393,027

Kronos Acquisition Holdings, Inc.
7.00%, 12/31/2027(a)	755,000	634,200
		4,058,382

Independent Power and Renewable Electricity Producers – 0.9%

Atlantica Sustainable Infrastructure plc
4.13%, 6/15/2028(a)	435,000	368,662

Calpine Corp.
5.13%, 3/15/2028(a)	3,045,000	2,699,740
4.63%, 2/1/2029(a)	2,270,000	1,907,309
5.00%, 2/1/2031(a)	3,015,000	2,547,443
3.75%, 3/1/2031(a)	350,000	286,746
		7,809,900

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	427

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – 1.8%

Acrisure LLC
7.00%, 11/15/2025(a)	$1,075,000	$1,010,392
10.13%, 8/1/2026(a)	375,000	371,626
4.25%, 2/15/2029(a)	290,000	236,817
6.00%, 8/1/2029(a)	1,090,000	903,637

Alliant Holdings Intermediate LLC
6.75%, 10/15/2027(a)	1,410,000	1,286,625
5.88%, 11/1/2029(a)	925,000	779,340

AmWINS Group, Inc.
4.88%, 6/30/2029(a)	345,000	294,920

AssuredPartners, Inc.
5.63%, 1/15/2029(a)	1,285,000	1,056,913

BroadStreet Partners, Inc.
5.88%, 4/15/2029(a)	1,605,000	1,288,131

Enstar Finance LLC
5.75%, 9/1/2040(d)	765,000	678,082
5.50%, 1/15/2042(d)	1,025,000	805,384

Global Atlantic Fin Co.
4.70%, 10/15/2051(a) (d)	1,385,000	1,020,184

GTCR AP Finance, Inc.
8.00%, 5/15/2027(a)	540,000	514,449

HUB International Ltd.
5.63%, 12/1/2029(a)	1,125,000	964,676

Liberty Mutual Group, Inc.
7.80%, 3/15/2037(a)	275,000	302,721
4.30%, 2/1/2061(a)	225,000	132,552

NFP Corp.
4.88%, 8/15/2028(a)	290,000	250,186
6.88%, 8/15/2028(a)	4,260,000	3,619,658
		15,516,293

Interactive Media & Services – 0.4%

Cars.com, Inc.
6.38%, 11/1/2028(a)	860,000	745,173

Rackspace Technology Global, Inc.
3.50%, 2/15/2028(a)	1,850,000	1,221,671
5.38%, 12/1/2028(a)	1,945,000	818,728

ZipRecruiter, Inc.
5.00%, 1/15/2030(a)	895,000	732,244
		3,517,816

Investments	Principal Amount	Value

Internet & Direct Marketing Retail – 0.6%

ANGI Group LLC
3.88%, 8/15/2028(a)	$1,865,000	$1,366,169

Millennium Escrow Corp.
6.63%, 8/1/2026(a)	1,570,000	1,130,400

Photo Holdings Merger Sub, Inc.
8.50%, 10/1/2026(a)	1,630,000	1,072,654

QVC, Inc.
4.45%, 2/15/2025	1,000,000	874,620
4.75%, 2/15/2027	800,000	633,792
		5,077,635

IT Services – 1.2%

Acuris Finance US, Inc.
5.00%, 5/1/2028(a)	559,000	452,790

Ahead DB Holdings LLC
6.63%, 5/1/2028(a)	435,000	353,251

Arches Buyer, Inc.
4.25%, 6/1/2028(a)	900,000	738,324
6.13%, 12/1/2028(a)	721,000	555,909

Cogent Communications Group, Inc.
3.50%, 5/1/2026(a)	610,000	550,525
7.00%, 6/15/2027(a)	775,000	735,783

Conduent Business Services LLC
6.00%, 11/1/2029(a)	1,750,000	1,435,000

Endurance International Group Holdings, Inc.
6.00%, 2/15/2029(a)	1,475,000	984,679

ION Trading Technologies Sarl
5.75%, 5/15/2028(a)	655,000	527,000

Northwest Fiber LLC
4.75%, 4/30/2027(a)	55,000	49,442
6.00%, 2/15/2028(a)	430,000	337,352
10.75%, 6/1/2028(a)	354,000	332,317

Presidio Holdings, Inc.
8.25%, 2/1/2028(a)	1,115,000	992,350

Unisys Corp.
6.88%, 11/1/2027(a)	1,825,000	1,526,863

Virtusa Corp.
7.13%, 12/15/2028(a)	1,240,000	889,480
		10,461,065

See Accompanying Notes to the Financial Statements.

428	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Leisure Products – 0.3%

Universal Entertainment Corp.
8.50%, 12/11/2024(a)	$1,769,000	$1,613,469

Vista Outdoor, Inc.
4.50%, 3/15/2029(a)	1,790,000	1,398,599
		3,012,068

Machinery – 1.2%

GrafTech Finance, Inc.
4.63%, 12/15/2028(a)	1,830,000	1,482,300

Granite US Holdings Corp.
11.00%, 10/1/2027(a)	520,000	486,200

Husky III Holding Ltd.
13.00%, 2/15/2025(a) (c)	775,000	708,179

Interpipe Holdings plc
8.38%, 5/13/2026(a)	500,000	184,030

JPW Industries Holding Corp.
9.00%, 10/1/2024(a)	360,000	311,400

OT Merger Corp.
7.88%, 10/15/2029(a)	655,000	420,838

SPX FLOW, Inc.
8.75%, 4/1/2030(a)	1,140,000	926,250

Terex Corp.
5.00%, 5/15/2029(a)	1,290,000	1,150,745

Titan Acquisition Ltd.
7.75%, 4/15/2026(a)	2,235,000	1,827,112

Titan International, Inc.
7.00%, 4/30/2028	305,000	285,123

TK Elevator Holdco GmbH
7.63%, 7/15/2028(a)	830,000	686,016

TK Elevator US Newco, Inc.
5.25%, 7/15/2027(a)	1,840,000	1,649,100

Wabash National Corp.
4.50%, 10/15/2028(a)	875,000	735,562
		10,852,855

Media – 6.6%

Advantage Sales & Marketing, Inc.
6.50%, 11/15/2028(a)	1,190,000	1,012,285

Altice Financing SA
5.00%, 1/15/2028(a)	1,705,000	1,348,073
5.75%, 8/15/2029(a)	4,420,000	3,468,639

Investments	Principal Amount	Value

Media – (continued)

Belo Corp.
7.75%, 6/1/2027	$410,000	$400,164
7.25%, 9/15/2027	345,000	332,925

Cable One, Inc.
4.00%, 11/15/2030(a)	220,000	179,058

CMG Media Corp.
8.88%, 12/15/2027(a)	2,220,000	1,881,450

CSC Holdings LLC
7.50%, 4/1/2028(a)	2,015,000	1,745,736
6.50%, 2/1/2029(a)	195,000	183,787
5.75%, 1/15/2030(a)	1,385,000	1,059,525
4.63%, 12/1/2030(a)	645,000	464,253

Diamond Sports Group LLC
5.38%, 8/15/2026(a)	10,925,000	2,185,000
6.63%, 8/15/2027(a)	6,394,000	311,708

Directv Financing LLC
5.88%, 8/15/2027(a)	3,970,000	3,575,382

DISH DBS Corp.
5.88%, 11/15/2024	2,725,000	2,511,905
7.75%, 7/1/2026	7,185,000	6,062,631
5.25%, 12/1/2026(a)	970,000	842,687
7.38%, 7/1/2028	3,589,000	2,717,304
5.75%, 12/1/2028(a)	1,610,000	1,298,063
5.13%, 6/1/2029	4,194,000	2,816,892

GCI LLC
4.75%, 10/15/2028(a)	1,195,000	1,006,071

Gray Escrow II, Inc.
5.38%, 11/15/2031(a)	1,075,000	862,688

iHeartCommunications, Inc.
8.38%, 5/1/2027	2,600,000	2,335,560

Liberty Interactive LLC
8.50%, 7/15/2029	240,000	152,400
8.25%, 2/1/2030	135,000	84,276

McGraw-Hill Education, Inc.
5.75%, 8/1/2028(a)	1,220,000	1,074,210
8.00%, 8/1/2029(a)	1,660,000	1,413,075

Nexstar Media, Inc.
5.63%, 7/15/2027(a)	360,000	340,020

Paramount Global
6.37%, 3/30/2062(d)	1,300,000	1,099,045

Radiate Holdco LLC
4.50%, 9/15/2026(a)	815,000	688,675
6.50%, 9/15/2028(a)	2,240,000	1,411,200

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	429

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Media – (continued)

Scripps Escrow II, Inc.
5.38%, 1/15/2031(a)	$220,000	$178,750

Sinclair Television Group, Inc.
5.13%, 2/15/2027(a)	490,000	411,747
5.50%, 3/1/2030(a)	1,775,000	1,327,292

Sirius XM Radio, Inc.
3.13%, 9/1/2026(a)	1,310,000	1,170,616
5.00%, 8/1/2027(a)	1,990,000	1,830,800
4.00%, 7/15/2028(a)	595,000	511,508
4.13%, 7/1/2030(a)	795,000	650,539
3.88%, 9/1/2031(a)	865,000	692,000

Summer BC Bidco B LLC
5.50%, 10/31/2026(a)	626,000	498,178

Townsquare Media, Inc.
6.88%, 2/1/2026(a)	800,000	755,352

Univision Communications, Inc.
4.50%, 5/1/2029(a)	800,000	673,504
7.38%, 6/30/2030(a)	345,000	333,788

UPC Holding BV
5.50%, 1/15/2028(a)	780,000	684,600

Urban One, Inc.
7.38%, 2/1/2028(a)	1,080,000	943,704

Virgin Media Vendor Financing Notes IV DAC
5.00%, 7/15/2028(a)	885,000	753,490

VZ Secured Financing BV
5.00%, 1/15/2032(a)	760,000	605,788

Ziggo Bond Co. BV
6.00%, 1/15/2027(a)	770,000	692,768
5.13%, 2/28/2030(a)	963,000	763,101

Ziggo BV
4.88%, 1/15/2030(a)	520,000	436,465
		58,778,677

Metals & Mining – 2.1%

Arconic Corp.
6.13%, 2/15/2028(a)	1,820,000	1,706,032

ATI, Inc.
5.88%, 12/1/2027	600,000	545,362

Baffinland Iron Mines Corp.
8.75%, 7/15/2026(a)	835,000	758,558

Carpenter Technology Corp.
6.38%, 7/15/2028	530,000	489,617

Investments	Principal Amount	Value

Metals & Mining – (continued)

Cleveland-Cliffs, Inc.
5.88%, 6/1/2027	$895,000	$832,350

Compass Minerals International, Inc.
4.88%, 7/15/2024(a)	320,000	303,222
6.75%, 12/1/2027(a)	745,000	700,842

Constellium SE
5.63%, 6/15/2028(a)	590,000	517,748

Eldorado Gold Corp.
6.25%, 9/1/2029(a)	1,835,000	1,484,240

FMG Resources August 2006 Pty. Ltd.
5.88%, 4/15/2030(a)	305,000	273,676
4.38%, 4/1/2031(a)	875,000	695,450
6.13%, 4/15/2032(a)	400,000	351,040

Hudbay Minerals, Inc.
4.50%, 4/1/2026(a)	755,000	662,335
6.13%, 4/1/2029(a)	2,100,000	1,737,750

Kaiser Aluminum Corp.
4.63%, 3/1/2028(a)	1,110,000	971,028
4.50%, 6/1/2031(a)	170,000	133,365

Mineral Resources Ltd.
8.00%, 11/1/2027(a)	680,000	668,923
8.50%, 5/1/2030(a)	680,000	668,680

Novelis Corp.
3.88%, 8/15/2031(a)	400,000	309,884

Perenti Finance Pty. Ltd.
6.50%, 10/7/2025(a)	505,000	455,530

SunCoke Energy, Inc.
4.88%, 6/30/2029(a)	1,850,000	1,517,000

Tacora Resources, Inc.
8.25%, 5/15/2026(a)	761,000	639,660

TMS International Corp.
6.25%, 4/15/2029(a)	1,210,000	848,602

United States Steel Corp.
6.88%, 3/1/2029	682,000	625,851

Warrior Met Coal, Inc.
7.88%, 12/1/2028(a)	905,000	892,338
		18,789,083

Mortgage Real Estate Investment Trusts (REITs) – 0.4%

Apollo Commercial Real Estate Finance, Inc.
4.63%, 6/15/2029(a)	1,090,000	858,375

See Accompanying Notes to the Financial Statements.

430	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Mortgage Real Estate Investment Trusts (REITs) – (continued)

Blackstone Mortgage Trust, Inc.
3.75%, 1/15/2027(a)	$645,000	$545,425

Rithm Capital Corp.
6.25%, 10/15/2025(a)	1,065,000	934,612

Starwood Property Trust, Inc.
3.63%, 7/15/2026(a)	445,000	387,150
4.38%, 1/15/2027(a)	905,000	799,359
		3,524,921

Multi-Utilities – 0.1%

Algonquin Power & Utilities Corp.
4.75%, 1/18/2082(d)	1,470,000	1,183,681

Oil, Gas & Consumable Fuels – 12.7%

Alliance Resource Operating Partners LP
7.50%, 5/1/2025(a)	155,000	152,088

Antero Midstream Partners LP
7.88%, 5/15/2026(a)	740,000	754,800
5.75%, 3/1/2027(a)	950,000	904,685
5.75%, 1/15/2028(a)	1,270,000	1,196,518
5.38%, 6/15/2029(a)	1,650,000	1,505,295

Apache Corp.
5.25%, 2/1/2042	175,000	140,437
4.75%, 4/15/2043	300,000	225,000

Ascent Resources Utica Holdings LLC
7.00%, 11/1/2026(a)	510,000	502,350
8.25%, 12/31/2028(a)	500,000	482,500
5.88%, 6/30/2029(a)	510,000	447,525

Baytex Energy Corp.
8.75%, 4/1/2027(a)	975,000	996,937

Berry Petroleum Co. LLC
7.00%, 2/15/2026(a)	335,000	299,825

Blue Racer Midstream LLC
6.63%, 7/15/2026(a)	180,000	171,000

Buckeye Partners LP
3.95%, 12/1/2026	600,000	526,320
4.13%, 12/1/2027	195,000	169,385
4.50%, 3/1/2028(a)	585,000	507,487
5.85%, 11/15/2043	320,000	240,103

California Resources Corp.
7.13%, 2/1/2026(a)	1,186,000	1,163,241

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Callon Petroleum Co.
6.38%, 7/1/2026	$515,000	$493,849
8.00%, 8/1/2028(a)	815,000	811,992
7.50%, 6/15/2030(a)	1,170,000	1,111,266

Calumet Specialty Products Partners LP
8.13%, 1/15/2027(a)	565,000	534,741

Cheniere Energy Partners LP
4.50%, 10/1/2029	120,000	105,954
4.00%, 3/1/2031	175,000	147,540

Chesapeake Energy Corp.
6.75%, 4/15/2029(a)	1,335,000	1,307,597

Chord Energy Corp.
6.38%, 6/1/2026(a)	670,000	654,523

Civitas Resources, Inc.
5.00%, 10/15/2026(a)	720,000	662,717

CNX Midstream Partners LP
4.75%, 4/15/2030(a)	1,000,000	822,500

Colgate Energy Partners III LLC
7.75%, 2/15/2026(a)	400,000	397,885

CQP Holdco LP
5.50%, 6/15/2031(a)	5,165,000	4,583,938

Crescent Energy Finance LLC
7.25%, 5/1/2026(a)	1,475,000	1,367,782

Crestwood Midstream Partners LP
5.63%, 5/1/2027(a)	775,000	728,947
6.00%, 2/1/2029(a)	1,395,000	1,304,465
8.00%, 4/1/2029(a)	1,170,000	1,170,000

CVR Energy, Inc.
5.75%, 2/15/2028(a)	655,000	592,775

Delek Logistics Partners LP
6.75%, 5/15/2025	210,000	202,541
7.13%, 6/1/2028(a)	1,160,000	1,038,718

DT Midstream, Inc.
4.13%, 6/15/2029(a)	625,000	540,312
4.38%, 6/15/2031(a)	550,000	463,375

Earthstone Energy Holdings LLC
8.00%, 4/15/2027(a)	1,045,000	988,664

Encino Acquisition Partners Holdings LLC
8.50%, 5/1/2028(a)	1,620,000	1,517,761

Energy Ventures Gom LLC
11.75%, 4/15/2026(a)	396,000	406,625

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	431

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

EnLink Midstream Partners LP
4.15%, 6/1/2025	$490,000	$461,717
5.05%, 4/1/2045	125,000	90,765
5.45%, 6/1/2047	130,000	98,773

EQM Midstream Partners LP
4.13%, 12/1/2026	565,000	499,256
7.50%, 6/1/2027(a)	685,000	676,437
6.50%, 7/1/2027(a)	1,500,000	1,462,500

FTAI Infra Escrow Holdings LLC
10.50%, 6/1/2027(a)	705,000	691,252

Genesis Energy LP
6.50%, 10/1/2025	1,085,000	1,040,424
6.25%, 5/15/2026	585,000	547,376

Global Partners LP
7.00%, 8/1/2027	755,000	717,765
6.88%, 1/15/2029	930,000	841,417

Gran Tierra Energy International Holdings Ltd.
6.25%, 2/15/2025(a)	920,000	783,335

Gran Tierra Energy, Inc.
7.75%, 5/23/2027(a)	865,000	670,219

Gulfport Energy Corp.
8.00%, 5/17/2026(a)	644,000	642,068

Harbour Energy plc
5.50%, 10/15/2026(a)	595,000	536,065

Harvest Midstream I LP
7.50%, 9/1/2028(a)	1,200,000	1,150,465

Hess Midstream Operations LP
5.13%, 6/15/2028(a)	500,000	460,000
4.25%, 2/15/2030(a)	185,000	158,203

Hilcorp Energy I LP
6.25%, 11/1/2028(a)	625,000	587,500
5.75%, 2/1/2029(a)	760,000	695,400
6.00%, 4/15/2030(a)	990,000	896,449
6.00%, 2/1/2031(a)	725,000	657,887
6.25%, 4/15/2032(a)	1,135,000	1,041,056

Holly Energy Partners LP
6.38%, 4/15/2027(a)	595,000	572,667
5.00%, 2/1/2028(a)	945,000	854,086

Howard Midstream Energy Partners LLC
6.75%, 1/15/2027(a)	715,000	648,692

Ithaca Energy North Sea plc
9.00%, 7/15/2026(a)	1,203,000	1,187,578

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

ITT Holdings LLC
6.50%, 8/1/2029(a)	$2,672,000	$2,146,965

Laredo Petroleum, Inc.
7.75%, 7/31/2029(a)	455,000	432,250

Magnolia Oil & Gas Operating LLC
6.00%, 8/1/2026(a)	790,000	767,318

Martin Midstream Partners LP
11.50%, 2/28/2025(a)	200,000	194,000

Moss Creek Resources Holdings, Inc.
10.50%, 5/15/2027(a)	1,680,000	1,612,800

Murphy Oil Corp.
7.05%, 5/1/2029	420,000	413,812
6.13%, 12/1/2042(e)	35,000	27,604

New Fortress Energy, Inc.
6.75%, 9/15/2025(a)	1,815,000	1,781,796
6.50%, 9/30/2026(a)	2,185,000	2,119,450

NGL Energy Operating LLC
7.50%, 2/1/2026(a)	7,385,000	6,680,755

NGL Energy Partners LP
7.50%, 11/1/2023	635,000	619,125
6.13%, 3/1/2025	1,380,000	1,076,400
7.50%, 4/15/2026	1,205,000	878,264

Northern Oil and Gas, Inc.
8.13%, 3/1/2028(a)	1,565,000	1,518,050

Northriver Midstream Finance LP
5.63%, 2/15/2026(a)	450,000	425,997

NuStar Logistics LP
5.75%, 10/1/2025	870,000	838,881
6.00%, 6/1/2026	655,000	635,088
5.63%, 4/28/2027	1,327,000	1,231,197
6.38%, 10/1/2030	2,175,000	2,015,769

Occidental Petroleum Corp.
8.88%, 7/15/2030	1,305,000	1,481,175
6.63%, 9/1/2030	370,000	384,821
7.50%, 5/1/2031	1,200,000	1,290,000
6.45%, 9/15/2036	440,000	436,471

Parkland Corp.
5.88%, 7/15/2027(a)	875,000	822,102
4.50%, 10/1/2029(a)	2,850,000	2,399,643
4.63%, 5/1/2030(a)	2,670,000	2,220,946

PBF Holding Co. LLC
6.00%, 2/15/2028	1,780,000	1,617,575

See Accompanying Notes to the Financial Statements.

432	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Permian Resources Operating LLC
5.38%, 1/15/2026(a)	$310,000	$286,362
6.88%, 4/1/2027(a)	350,000	339,500

ROCC Holdings LLC
9.25%, 8/15/2026(a)	830,000	818,820

Rockcliff Energy II LLC
5.50%, 10/15/2029(a)	185,000	164,767

Rockies Express Pipeline LLC
4.95%, 7/15/2029(a)	745,000	653,579
4.80%, 5/15/2030(a)	675,000	570,375
6.88%, 4/15/2040(a)	90,000	73,476

Strathcona Resources Ltd.
6.88%, 8/1/2026(a)	975,000	825,474

Summit Midstream Holdings LLC
8.50%, 10/15/2026(a)	1,400,000	1,344,000

Sunoco LP
6.00%, 4/15/2027	760,000	744,648
5.88%, 3/15/2028	870,000	828,219
4.50%, 5/15/2029	3,015,000	2,589,584
4.50%, 4/30/2030	2,550,000	2,168,545

Tallgrass Energy Partners LP
6.00%, 3/1/2027(a)	605,000	570,922
5.50%, 1/15/2028(a)	1,580,000	1,416,691
6.00%, 12/31/2030(a)	2,745,000	2,484,829

Talos Production, Inc.
12.00%, 1/15/2026	1,290,000	1,367,981

Tap Rock Resources LLC
7.00%, 10/1/2026(a)	600,000	560,196

Teine Energy Ltd.
6.88%, 4/15/2029(a)	690,000	615,466

TerraForm Power Operating LLC
5.00%, 1/31/2028(a)	1,380,000	1,278,372
4.75%, 1/15/2030(a)	390,000	350,512

Topaz Solar Farms LLC
5.75%, 9/30/2039(a)	2,406,383	2,286,064

Venture Global Calcasieu Pass LLC
3.88%, 8/15/2029(a)	760,000	651,700
4.13%, 8/15/2031(a)	620,000	528,569
3.88%, 11/1/2033(a)	720,000	577,800

Vermilion Energy, Inc.
6.88%, 5/1/2030(a)	720,000	673,583

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

W&T Offshore, Inc.
9.75%, 11/1/2023(a)	$370,000	$366,331

Western Midstream Operating LP
5.45%, 4/1/2044	105,000	85,152
5.30%, 3/1/2048	200,000	161,500
5.50%, 2/1/2050(e)	820,000	638,354
		113,100,940

Paper & Forest Products – 0.6%

Domtar Corp.
6.75%, 10/1/2028(a)	1,299,000	1,103,792

Louisiana-Pacific Corp.
3.63%, 3/15/2029(a)	685,000	557,038

Mercer International, Inc.
5.50%, 1/15/2026	452,000	423,458
5.13%, 2/1/2029	2,875,000	2,361,094

Sylvamo Corp.
7.00%, 9/1/2029(a)	900,000	836,331
		5,281,713

Personal Products – 0.5%

BellRing Brands, Inc.
7.00%, 3/15/2030(a)	1,705,000	1,610,032

Herbalife Nutrition Ltd.
7.88%, 9/1/2025(a)	1,157,000	1,080,065

Oriflame Investment Holding plc
5.13%, 5/4/2026(a)	1,195,000	715,805

Prestige Brands, Inc.
5.13%, 1/15/2028(a)	620,000	576,147
3.75%, 4/1/2031(a)	200,000	160,402
		4,142,451

Pharmaceuticals – 2.5%

Bausch Health Americas, Inc.
9.25%, 4/1/2026(a)	2,990,000	1,728,549
8.50%, 1/31/2027(a)	2,610,000	1,130,488

Bausch Health Cos., Inc.
5.50%, 11/1/2025(a)	1,360,000	1,086,613
9.00%, 12/15/2025(a)	3,518,000	2,262,179
6.13%, 2/1/2027(a)	3,620,000	2,376,315
5.75%, 8/15/2027(a)	110,000	69,490
7.00%, 1/15/2028(a)	765,000	306,000
5.00%, 1/30/2028(a)	1,730,000	670,773

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	433

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Pharmaceuticals – (continued)
4.88%, 6/1/2028(a)	$895,000	$548,187
11.00%, 9/30/2028(a)	1,085,000	835,450
5.00%, 2/15/2029(a)	1,700,000	663,612
6.25%, 2/15/2029(a)	2,870,000	1,119,300
7.25%, 5/30/2029(a)	1,365,000	521,676
14.00%, 10/15/2030(a)	1,290,000	738,525

Cheplapharm Arzneimittel GmbH
5.50%, 1/15/2028(a)	460,000	381,478

Elanco Animal Health, Inc.
6.40%, 8/28/2028(e)	1,485,000	1,328,511

HLF Financing Sarl LLC
4.88%, 6/1/2029(a)	2,130,000	1,581,996

Jazz Securities DAC
4.38%, 1/15/2029(a)	85,000	75,437

Mallinckrodt International Finance SA
10.00%, 4/15/2025(a) (e)	710,000	637,225

Organon & Co.
4.13%, 4/30/2028(a)	380,000	334,712
5.13%, 4/30/2031(a)	1,437,000	1,220,401

P&L Development LLC
7.75%, 11/15/2025(a)	935,000	721,783

Perrigo Finance Unlimited Co.
3.90%, 12/15/2024	855,000	814,481
4.38%, 3/15/2026	915,000	857,227
		22,010,408

Professional Services – 0.3%

ASGN, Inc.
4.63%, 5/15/2028(a)	595,000	529,092

CoreLogic, Inc.
4.50%, 5/1/2028(a)	1,510,000	1,015,766

KBR, Inc.
4.75%, 9/30/2028(a)	425,000	371,709

Korn Ferry
4.63%, 12/15/2027(a)	580,000	527,603

Science Applications International Corp.
4.88%, 4/1/2028(a)	525,000	478,010
		2,922,180

Investments	Principal Amount	Value

Real Estate Management & Development – 1.7%

Forestar Group, Inc.
3.85%, 5/15/2026(a)	$991,000	$843,559
5.00%, 3/1/2028(a)	1,195,000	986,219

Howard Hughes Corp. (The)
4.13%, 2/1/2029(a)	200,000	156,306
4.38%, 2/1/2031(a)	300,000	225,420

Hunt Cos., Inc.
5.25%, 4/15/2029(a)	905,000	728,525

Kennedy-Wilson, Inc.
4.75%, 3/1/2029	2,100,000	1,702,960
4.75%, 2/1/2030	1,920,000	1,507,200
5.00%, 3/1/2031	2,365,000	1,854,160

Realogy Group LLC
5.75%, 1/15/2029(a)	3,265,000	2,346,719
5.25%, 4/15/2030(a)	3,650,000	2,530,983

WeWork Cos. LLC
5.00%, 7/10/2025(a)	1,185,000	592,500

WeWork Cos., Inc.
7.88%, 5/1/2025(a)	2,425,000	1,323,298
		14,797,849

Road & Rail – 0.8%

Albion Financing 1 Sarl
6.13%, 10/15/2026(a)	615,000	525,080

Albion Financing 2SARL
8.75%, 4/15/2027(a)	1,055,000	886,200

Carriage Purchaser, Inc.
7.88%, 10/15/2029(a)	655,000	484,948

First Student Bidco, Inc.
4.00%, 7/31/2029(a)	305,000	247,843

Hertz Corp. (The)
4.63%, 12/1/2026(a)	695,000	592,487
5.00%, 12/1/2029(a)	2,125,000	1,683,319

NESCO Holdings II, Inc.
5.50%, 4/15/2029(a)	1,280,000	1,122,010

PECF USS Intermediate Holding III Corp.
8.00%, 11/15/2029(a)	1,195,000	800,244

Uber Technologies, Inc.
6.25%, 1/15/2028(a)	785,000	745,750
4.50%, 8/15/2029(a)	55,000	47,146

Watco Cos. LLC
6.50%, 6/15/2027(a)	245,000	230,581
		7,365,608

See Accompanying Notes to the Financial Statements.

434	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Software – 3.4%

AthenaHealth Group, Inc.
6.50%, 2/15/2030(a)	$8,760,000	$6,832,800

Boxer Parent Co., Inc.
9.13%, 3/1/2026(a)	180,000	171,913

Central Parent, Inc.
7.25%, 6/15/2029(a)	340,000	324,975

Clarivate Science Holdings Corp.
4.88%, 7/1/2029(a)	2,835,000	2,363,681

Condor Merger Sub, Inc.
7.38%, 2/15/2030(a)	7,625,000	6,306,434

Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026(a)	520,000	468,390
6.50%, 10/15/2028(a)	985,000	869,441

GoTo Group, Inc.
5.50%, 9/1/2027(a)	2,069,000	1,199,482

Helios Software Holdings, Inc.
4.63%, 5/1/2028(a)	540,000	416,858

NortonLifeLock, Inc.
6.75%, 9/30/2027(a)	1,300,000	1,281,534

Open Text Corp.
3.88%, 2/15/2028(a)	250,000	213,985
3.88%, 12/1/2029(a)	340,000	269,450

Open Text Holdings, Inc.
4.13%, 2/15/2030(a)	385,000	306,556
4.13%, 12/1/2031(a)	500,000	376,250

Picard Midco, Inc.
6.50%, 3/31/2029(a)	2,750,000	2,384,753

Rocket Software, Inc.
6.50%, 2/15/2029(a)	1,215,000	969,910

SS&C Technologies, Inc.
5.50%, 9/30/2027(a)	2,900,000	2,696,394

Veritas US, Inc.
7.50%, 9/1/2025(a)	3,650,000	3,072,682
		30,525,488

Specialty Retail – 3.4%

99 Escrow Issuer, Inc.
7.50%, 1/15/2026(a)	240,000	136,790

Arko Corp.
5.13%, 11/15/2029(a)	845,000	669,025

At Home Group, Inc.
4.88%, 7/15/2028(a)	1,015,000	737,956
7.13%, 7/15/2029(a)	1,890,000	1,067,850

Investments	Principal Amount	Value

Specialty Retail – (continued)

Bath & Body Works, Inc.
6.69%, 1/15/2027	$275,000	$259,188
7.50%, 6/15/2029	795,000	753,481

BCPE Ulysses Intermediate, Inc.
7.75%, 4/1/2027(a) (c)	870,000	576,149

eG Global Finance plc
6.75%, 2/7/2025(a)	960,000	864,000
8.50%, 10/30/2025(a)	545,000	503,002

Guitar Center, Inc.
8.50%, 1/15/2026(a)	800,000	699,470

GYP Holdings III Corp.
4.63%, 5/1/2029(a)	1,205,000	951,621

LBM Acquisition LLC
6.25%, 1/15/2029(a)	1,805,000	1,262,561

LCM Investments Holdings II LLC
4.88%, 5/1/2029(a)	480,000	404,890

LSF9 Atlantis Holdings LLC
7.75%, 2/15/2026(a)	990,000	893,330

Michaels Cos., Inc. (The)
5.25%, 5/1/2028(a)	3,100,000	2,201,434
7.88%, 5/1/2029(a)	4,715,000	2,628,612

Murphy Oil USA, Inc.
5.63%, 5/1/2027	275,000	263,898

Park River Holdings, Inc.
5.63%, 2/1/2029(a)	895,000	568,297
6.75%, 8/1/2029(a)	740,000	486,719

PetSmart, Inc.
7.75%, 2/15/2029(a)	2,480,000	2,328,621

Rent-A-Center, Inc.
6.38%, 2/15/2029(a)	1,050,000	817,981

Specialty Building Products Holdings LLC
6.38%, 9/30/2026(a)	985,000	791,248

SRS Distribution, Inc.
4.63%, 7/1/2028(a)	270,000	237,071
6.13%, 7/1/2029(a)	965,000	784,702
6.00%, 12/1/2029(a)	1,825,000	1,488,013

Staples, Inc.
7.50%, 4/15/2026(a)	4,310,000	3,743,580
10.75%, 4/15/2027(a)	3,593,000	2,616,623

White Cap Buyer LLC
6.88%, 10/15/2028(a)	1,295,000	1,097,512

White Cap Parent LLC
8.25%, 3/15/2026(a) (c)	430,000	363,350
		30,196,974

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	435

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Technology Hardware, Storage & Peripherals – 0.3%

Seagate HDD Cayman
4.13%, 1/15/2031	$150,000	$112,800
5.75%, 12/1/2034	250,000	203,307

Xerox Corp.
6.75%, 12/15/2039	75,000	54,971

Xerox Holdings Corp.
5.00%, 8/15/2025(a)	965,000	871,231
5.50%, 8/15/2028(a)	1,525,000	1,204,750
		2,447,059

Textiles, Apparel & Luxury Goods – 0.1%

Eagle Intermediate Global Holding BV
7.50%, 5/1/2025(a)	995,000	766,150

Thrifts & Mortgage Finance – 2.4%

Enact Holdings, Inc.
6.50%, 8/15/2025(a)	960,000	945,696

Freedom Mortgage Corp.
7.63%, 5/1/2026(a)	1,325,000	1,046,803
6.63%, 1/15/2027(a)	1,240,000	925,536

Home Point Capital, Inc.
5.00%, 2/1/2026(a)	1,195,000	706,353

Ladder Capital Finance Holdings LLLP
REIT, 4.25%, 2/1/2027(a)	1,480,000	1,242,993
REIT, 4.75%, 6/15/2029(a)	2,305,000	1,834,707

MGIC Investment Corp.
5.25%, 8/15/2028	185,000	167,838

Nationstar Mortgage Holdings, Inc.
5.50%, 8/15/2028(a)	1,920,000	1,557,331
5.13%, 12/15/2030(a)	2,215,000	1,656,234
5.75%, 11/15/2031(a)	1,370,000	1,050,953

NMI Holdings, Inc.
7.38%, 6/1/2025(a)	600,000	599,424

PennyMac Financial Services, Inc.
5.38%, 10/15/2025(a)	1,335,000	1,208,175
4.25%, 2/15/2029(a)	2,290,000	1,734,675
5.75%, 9/15/2031(a)	1,915,000	1,441,982

PHH Mortgage Corp.
7.88%, 3/15/2026(a)	790,000	655,700

Rocket Mortgage LLC
2.88%, 10/15/2026(a)	800,000	667,544
3.63%, 3/1/2029(a)	210,000	162,750

Investments	Principal Amount	Value

Thrifts & Mortgage Finance – (continued)
3.88%, 3/1/2031(a)	$650,000	$483,275
4.00%, 10/15/2033(a)	340,000	237,480

United Wholesale Mortgage LLC
5.50%, 11/15/2025(a)	940,000	848,787
5.75%, 6/15/2027(a)	790,000	647,405
5.50%, 4/15/2029(a)	1,380,000	1,041,113
		20,862,754

Tobacco – 0.4%

Turning Point Brands, Inc.
5.63%, 2/15/2026(a)	155,000	135,497

Vector Group Ltd.
10.50%, 11/1/2026(a)	1,875,000	1,846,528
5.75%, 2/1/2029(a)	1,905,000	1,666,875
		3,648,900

Trading Companies & Distributors – 0.7%

Alta Equipment Group, Inc.
5.63%, 4/15/2026(a)	530,000	457,766

Beacon Roofing Supply, Inc.
4.50%, 11/15/2026(a)	280,000	255,530
4.13%, 5/15/2029(a)	695,000	575,099

BlueLinx Holdings, Inc.
6.00%, 11/15/2029(a)	655,000	533,825

Fortress Transportation and Infrastructure Investors LLC
9.75%, 8/1/2027(a)	595,000	605,761
5.50%, 5/1/2028(a)	2,055,000	1,718,257

Foundation Building Materials, Inc.
6.00%, 3/1/2029(a)	935,000	645,948

Imola Merger Corp.
4.75%, 5/15/2029(a)	1,295,000	1,116,549
		5,908,735

Wireless Telecommunication Services – 0.8%

C&W Senior Financing DAC
6.88%, 9/15/2027(a)	1,870,000	1,621,630

Connect Finco Sarl
6.75%, 10/1/2026(a)	2,260,000	2,124,400

Hughes Satellite Systems Corp.
6.63%, 8/1/2026	1,480,000	1,394,160

Vmed O2 UK Financing I plc
4.25%, 1/31/2031(a)	1,056,000	839,615
4.75%, 7/15/2031(a)	760,000	614,126

See Accompanying Notes to the Financial Statements.

436	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Wireless Telecommunication Services – (continued)

Vodafone Group plc
5.12%, 6/4/2081(d)	$315,000	$217,677
		6,811,608
Total Corporate Bonds (Cost $950,787,508)		861,008,645

Total Investments – 97.0% (Cost $950,787,508)		861,008,645

Other assets less liabilities – 3.0%		26,936,723
NET ASSETS – 100.0%		$887,945,368

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents less than 0.05% of net assets.

(c)	Payment in-kind security.

(d)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(e)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2022.

Percentages shown are based on Net Assets.

Abbreviations

SCA – Limited partnership with share capital

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,769,387
Aggregate gross unrealized depreciation	(110,750,060)
Net unrealized depreciation	$(108,980,673)
Federal income tax cost	$969,989,318

Security Type	% of Net Assets
Corporate Bonds	97.0%
Others(1)	3.0
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	437

Schedule of Investments

FlexShares® ESG & Climate High Yield Corporate Core Index Fund

October 31, 2022

Investments	Principal Amount	Value

CORPORATE BONDS – 97.3%

Airlines – 1.5%

American Airlines Group, Inc.
3.75%, 3/1/2025(a)	$12,000	$10,558

American Airlines, Inc.
11.75%, 7/15/2025(a)	39,000	42,651
5.50%, 4/20/2026(a)	56,000	53,330
5.75%, 4/20/2029(a)	46,000	41,860

United Airlines Holdings, Inc.
4.88%, 1/15/2025	30,000	28,643

United Airlines, Inc.
4.38%, 4/15/2026(a)	83,000	75,751
4.63%, 4/15/2029(a)	63,000	53,883
		306,676

Auto Components – 2.1%

American Axle & Manufacturing, Inc.
5.00%, 10/1/2029	62,000	50,336

Cooper-Standard Automotive, Inc.
13.00%, 6/1/2024(a)	12,000	12,289
5.63%, 11/15/2026(a)	12,000	4,547

Dealer Tire LLC
8.00%, 2/1/2028(a)	12,000	10,495

Goodyear Tire & Rubber Co. (The)
9.50%, 5/31/2025	50,000	51,962
5.00%, 5/31/2026	69,000	66,460
5.25%, 4/30/2031	37,000	31,134
5.25%, 7/15/2031	43,000	36,429
5.63%, 4/30/2033	19,000	15,905

Icahn Enterprises LP
6.38%, 12/15/2025	13,000	12,620
6.25%, 5/15/2026	44,000	42,262

IHO Verwaltungs GmbH
6.00%, 5/15/2027(a)(b)	37,000	31,774

Real Hero Merger Sub 2, Inc.
6.25%, 2/1/2029(a)	17,000	12,188

Tenneco, Inc.
5.00%, 7/15/2026	2,000	1,995
7.88%, 1/15/2029(a)	13,000	12,843
5.13%, 4/15/2029(a)	21,000	20,759

Wheel Pros, Inc.
6.50%, 5/15/2029(a)	12,000	5,648

ZF North America Capital, Inc.
4.75%, 4/29/2025(a)	13,000	12,153
		431,799

Investments	Principal Amount	Value

Automobiles – 0.6%

Ford Motor Co.
4.35%, 12/8/2026	$25,000	$23,251
7.45%, 7/16/2031	13,000	13,046
3.25%, 2/12/2032	31,000	23,275
4.75%, 1/15/2043	43,000	29,948
5.29%, 12/8/2046	13,000	9,624

Mclaren Finance plc
7.50%, 8/1/2026(a)	30,000	23,776
		122,920

Banks – 1.1%

Intesa Sanpaolo SpA
5.02%, 6/26/2024(a)	10,000	9,440
5.71%, 1/15/2026(a)	75,000	69,865

Provident Financing Trust I
7.41%, 3/15/2038	6,000	6,180

UniCredit SpA
5.86%, 6/19/2032(a)(c)	32,000	26,513
7.30%, 4/2/2034(a)(c)	125,000	106,055
		218,053

Beverages – 0.1%

Primo Water Holdings, Inc.
4.38%, 4/30/2029(a)	33,000	27,650

Biotechnology – 0.2%

Emergent BioSolutions, Inc.
3.88%, 8/15/2028(a)	12,000	7,194

Grifols Escrow Issuer SA
4.75%, 10/15/2028(a)	35,000	27,344
		34,538

Building Products – 0.8%

Advanced Drainage Systems, Inc.
5.00%, 9/30/2027(a)	12,000	11,127
6.38%, 6/15/2030(a)	25,000	24,160

Builders FirstSource, Inc.
5.00%, 3/1/2030(a)	50,000	42,942
4.25%, 2/1/2032(a)	19,000	15,204
6.38%, 6/15/2032(a)	13,000	11,956

New Enterprise Stone & Lime Co., Inc.
5.25%, 7/15/2028(a)	13,000	11,310
9.75%, 7/15/2028(a)	5,000	4,291

See Accompanying Notes to the Financial Statements.

438	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Building Products – (continued)

Smyrna Ready Mix Concrete LLC
6.00%, 11/1/2028(a)	$31,000	$26,040

Summit Materials LLC
5.25%, 1/15/2029(a)	13,000	11,872
		158,902

Capital Markets – 1.6%

Advisor Group Holdings, Inc.
10.75%, 8/1/2027(a)	17,000	16,756

AG TTMT Escrow Issuer LLC
8.63%, 9/30/2027(a)	18,000	18,068

Aretec Escrow Issuer, Inc.
7.50%, 4/1/2029(a)	12,000	9,840

Coinbase Global, Inc.
3.38%, 10/1/2028(a)	31,000	20,262
3.63%, 10/1/2031(a)	37,000	21,909

Dresdner Funding Trust I
8.15%, 6/30/2031(a)	25,000	25,531

LPL Holdings, Inc.
4.00%, 3/15/2029(a)	60,000	52,367

MSCI, Inc.
4.00%, 11/15/2029(a)	43,000	37,338
3.63%, 9/1/2030(a)	111,000	92,752
3.88%, 2/15/2031(a)	43,000	36,232

Nomura Holdings, Inc.
2.65%, 1/16/2025	5,000	4,680
		335,735

Chemicals – 2.1%

ASP Unifrax Holdings, Inc.
7.50%, 9/30/2029(a)	12,000	8,040

Avient Corp.
5.75%, 5/15/2025(a)	44,000	43,072
7.13%, 8/1/2030(a)	25,000	23,907

Axalta Coating Systems LLC
3.38%, 2/15/2029(a)	37,000	30,409

Chemours Co. (The)
5.75%, 11/15/2028(a)	31,000	26,335

Cornerstone Chemical Co.
6.75%, 8/15/2024(a)	12,000	9,023

CVR Partners LP
6.13%, 6/15/2028(a)	12,000	10,857

Investments	Principal Amount	Value

Chemicals – (continued)

Element Solutions, Inc.
3.88%, 9/1/2028(a)	$43,000	$36,550

Gates Global LLC
6.25%, 1/15/2026(a)	12,000	11,520

GPD Cos., Inc.
10.13%, 4/1/2026(a)	12,000	10,728

Illuminate Buyer LLC
9.00%, 7/1/2028(a)	12,000	10,135

LSF11 A5 HoldCo LLC
6.63%, 10/15/2029(a)	12,000	9,459

Methanex Corp.
5.25%, 12/15/2029	12,000	10,269

Nufarm Australia Ltd.
5.00%, 1/27/2030(a)	12,000	10,151

Olympus Water US Holding Corp.
6.25%, 10/1/2029(a)	5,000	3,462

SCIH Salt Holdings, Inc.
4.88%, 5/1/2028(a)	25,000	21,700
6.63%, 5/1/2029(a)	37,000	29,698

Scotts Miracle-Gro Co. (The)
4.00%, 4/1/2031	10,000	7,661

SPCM SA
3.38%, 3/15/2030(a)	30,000	23,925

Valvoline, Inc.
4.25%, 2/15/2030(a)	25,000	24,062
3.63%, 6/15/2031(a)	25,000	19,725

Venator Finance Sarl
5.75%, 7/15/2025(a)	12,000	3,960

WR Grace Holdings LLC
5.63%, 8/15/2029(a)	44,000	34,011
		418,659

Commercial Services & Supplies – 1.9%

Allied Universal Holdco LLC
6.63%, 7/15/2026(a)	71,000	67,808
9.75%, 7/15/2027(a)	70,000	60,859
6.00%, 6/1/2029(a)	21,000	14,580

Aptim Corp.
7.75%, 6/15/2025(a)	2,000	1,374

Garda World Security Corp.
4.63%, 2/15/2027(a)	16,000	14,210
9.50%, 11/1/2027(a)	19,000	17,147
6.00%, 6/1/2029(a)	12,000	9,352

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	439

FlexShares® ESG & Climate High Yield Corporate Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Commercial Services & Supplies – (continued)

GFL Environmental, Inc.
3.50%, 9/1/2028(a)	$25,000	$21,196
4.75%, 6/15/2029(a)	19,000	16,560

IAA, Inc.
5.50%, 6/15/2027(a)	19,000	17,780

Interface, Inc.
5.50%, 12/1/2028(a)	12,000	9,469

Intrado Corp.
8.50%, 10/15/2025(a)	13,000	11,365

Prime Security Services Borrower LLC
5.75%, 4/15/2026(a)	8,000	7,787
6.25%, 1/15/2028(a)	40,000	36,759

Ritchie Bros Auctioneers, Inc.
5.38%, 1/15/2025(a)	12,000	11,820

Vericast Corp.
11.00%, 9/15/2026(a)	35,000	34,344

WASH Multifamily Acquisition, Inc.
5.75%, 4/15/2026(a)	22,000	20,514

Waste Pro USA, Inc.
5.50%, 2/15/2026(a)	12,000	11,105
		384,029

Communications Equipment – 0.9%

CommScope Technologies LLC
6.00%, 6/15/2025(a)	37,000	34,503
5.00%, 3/15/2027(a)	43,000	34,813

CommScope, Inc.
6.00%, 3/1/2026(a)	43,000	41,475
8.25%, 3/1/2027(a)	50,000	44,390
4.75%, 9/1/2029(a)	37,000	31,296
		186,477

Construction & Engineering – 0.6%

AECOM
5.13%, 3/15/2027	40,000	37,871

Artera Services LLC
9.03%, 12/4/2025(a)	31,000	25,905

Brand Industrial Services, Inc.
8.50%, 7/15/2025(a)	30,000	21,569

Cellnex Finance Co. SA
3.88%, 7/7/2041(a)	6,000	3,673

Investments	Principal Amount	Value

Construction & Engineering – (continued)

Global Infrastructure Solutions, Inc.
5.63%, 6/1/2029(a)	$12,000	$8,873

Pike Corp.
5.50%, 9/1/2028(a)	12,000	10,247

Tutor Perini Corp.
6.88%, 5/1/2025(a)	12,000	9,549
		117,687

Consumer Finance – 4.3%

Cobra Acquisition Co. LLC
6.38%, 11/1/2029(a)	12,000	7,980

Ford Motor Credit Co. LLC
3.38%, 11/13/2025	340,000	308,451
4.00%, 11/13/2030	250,000	202,195

goeasy Ltd.
5.38%, 12/1/2024(a)	19,000	17,733
4.38%, 5/1/2026(a)	12,000	10,290

LFS Topco LLC
5.88%, 10/15/2026(a)	13,000	10,158

OneMain Finance Corp.
6.13%, 3/15/2024	81,000	79,139
6.88%, 3/15/2025	37,000	35,890
7.13%, 3/15/2026	35,000	33,705
3.50%, 1/15/2027	43,000	35,243
6.63%, 1/15/2028	37,000	33,612
3.88%, 9/15/2028	25,000	19,467
5.38%, 11/15/2029	43,000	35,260
4.00%, 9/15/2030	37,000	27,935

SLM Corp.
4.20%, 10/29/2025	13,000	12,070
3.13%, 11/2/2026	13,000	11,402
		880,530

Containers & Packaging – 1.6%

Ball Corp.
4.00%, 11/15/2023	56,000	54,837
2.88%, 8/15/2030	56,000	43,490
3.13%, 9/15/2031	56,000	42,879

Berry Global, Inc.
5.63%, 7/15/2027(a)	25,000	23,711

Cascades, Inc.
5.38%, 1/15/2028(a)	28,000	23,947

See Accompanying Notes to the Financial Statements.

440	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Containers & Packaging – (continued)

Crown Americas LLC
4.75%, 2/1/2026	$36,000	$34,456
4.25%, 9/30/2026	37,000	34,180
5.25%, 4/1/2030(a)	20,000	18,298

Graphic Packaging International LLC
4.13%, 8/15/2024	13,000	12,667
3.50%, 3/15/2028(a)	13,000	11,240
3.50%, 3/1/2029(a)	13,000	10,980
3.75%, 2/1/2030(a)	13,000	11,177
		321,862

Distributors – 0.2%

American Builders & Contractors Supply Co., Inc.
4.00%, 1/15/2028(a)	12,000	10,589
3.88%, 11/15/2029(a)	12,000	9,857

BCPE Empire Holdings, Inc.
7.63%, 5/1/2027(a)	12,000	10,961

Univar Solutions USA, Inc.
5.13%, 12/1/2027(a)	12,000	11,100
		42,507

Diversified Consumer Services – 0.6%

Adtalem Global Education, Inc.
5.50%, 3/1/2028(a)	13,000	11,863

Service Corp. International
4.63%, 12/15/2027	25,000	23,163
3.38%, 8/15/2030	69,000	55,699
4.00%, 5/15/2031	25,000	20,748

Signal Parent, Inc.
6.13%, 4/1/2029(a)	6,000	2,584

Sotheby’s
7.38%, 10/15/2027(a)	5,000	4,837
		118,894

Diversified Financial Services – 0.6%

Armor Holdco, Inc.
8.50%, 11/15/2029(a)	10,000	7,456

CPI CG, Inc.
8.63%, 3/15/2026(a)	12,000	11,317

Investments	Principal Amount	Value

Diversified Financial Services – (continued)

Midcap Financial Issuer Trust
6.50%, 5/1/2028(a)	$25,000	$21,247

Paysafe Finance plc
4.00%, 6/15/2029(a)	10,000	7,150

Sabre GLBL, Inc.
9.25%, 4/15/2025(a)	43,000	41,641
7.38%, 9/1/2025(a)	13,000	12,203

Shift4 Payments LLC
4.63%, 11/1/2026(a)	13,000	11,984

Verscend Escrow Corp.
9.75%, 8/15/2026(a)	19,000	19,058
		132,056

Diversified Telecommunication Services – 7.8%

Altice France Holding SA
10.50%, 5/15/2027(a)	55,000	42,860
6.00%, 2/15/2028(a)	50,000	32,334

Altice France SA
5.13%, 7/15/2029(a)	10,000	7,532
5.50%, 10/15/2029(a)	33,000	25,162

British Telecommunications plc
4.25%, 11/23/2081(a)(c)	35,000	29,176

CCO Holdings LLC
5.13%, 5/1/2027(a)	123,000	113,957
5.00%, 2/1/2028(a)	81,000	73,305
5.38%, 6/1/2029(a)	50,000	44,669
4.75%, 3/1/2030(a)	100,000	84,040
4.50%, 8/15/2030(a)	121,000	98,199
4.25%, 2/1/2031(a)	93,000	73,470
4.50%, 5/1/2032	137,000	108,230
4.25%, 1/15/2034(a)	28,000	20,580

Embarq Corp.
8.00%, 6/1/2036	44,000	17,693

Iliad Holding SASU
6.50%, 10/15/2026(a)	50,000	46,306
7.00%, 10/15/2028(a)	15,000	13,575

Intelsat Jackson Holdings SA
6.50%, 3/15/2030(a)	25,000	22,944

Level 3 Financing, Inc.
3.40%, 3/1/2027(a)	35,000	30,130
4.63%, 9/15/2027(a)	31,000	26,901
4.25%, 7/1/2028(a)	68,000	56,100
3.75%, 7/15/2029(a)	50,000	37,987

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	441

FlexShares® ESG & Climate High Yield Corporate Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Telecommunication Services – (continued)

Lumen Technologies, Inc.
5.63%, 4/1/2025	$13,000	$12,610
5.13%, 12/15/2026(a)	25,000	21,406
4.00%, 2/15/2027(a)	56,000	47,611
4.50%, 1/15/2029(a)	25,000	17,624
5.38%, 6/15/2029(a)	15,000	11,016
Series P, 7.60%, 9/15/2039	25,000	16,749
Series U, 7.65%, 3/15/2042	25,000	16,562

Sprint Capital Corp.
6.88%, 11/15/2028	87,000	89,782
8.75%, 3/15/2032	87,000	102,107

Switch Ltd.
3.75%, 9/15/2028(a)	50,000	50,500

Telecom Italia Capital SA
6.38%, 11/15/2033	29,000	22,283
6.00%, 9/30/2034	12,000	8,757
7.20%, 7/18/2036	38,000	29,593
7.72%, 6/4/2038	25,000	19,875

Telecom Italia SpA
5.30%, 5/30/2024(a)	60,000	56,446

Telesat Canada
5.63%, 12/6/2026(a)	15,000	7,080
6.50%, 10/15/2027(a)	25,000	8,716

Windstream Escrow LLC
7.75%, 8/15/2028(a)	50,000	43,265
		1,587,132

Electric Utilities – 0.3%

FirstEnergy Corp.
Series B, 4.40%, 7/15/2027(d)	25,000	23,478
Series C, 7.38%, 11/15/2031	12,000	13,350
Series C, 3.40%, 3/1/2050	12,000	7,455

Pattern Energy Operations LP
4.50%, 8/15/2028(a)	19,000	17,087
		61,370

Investments	Principal Amount	Value

Electrical Equipment – 0.4%

Atkore, Inc.
4.25%, 6/1/2031(a)	$12,000	$9,720

EnerSys
4.38%, 12/15/2027(a)	12,000	10,530

Sensata Technologies BV
5.00%, 10/1/2025(a)	37,000	35,849
4.00%, 4/15/2029(a)	35,000	29,477
		85,576

Electronic Equipment, Instruments & Components – 0.3%

Likewize Corp.
9.75%, 10/15/2025(a)	12,000	10,857

Sensata Technologies, Inc.
3.75%, 2/15/2031(a)	55,000	43,794
		54,651

Energy Equipment & Services – 2.0%

Archrock Partners LP
6.88%, 4/1/2027(a)	19,000	18,097
6.25%, 4/1/2028(a)	43,000	39,986

CGG SA
8.75%, 4/1/2027(a)	5,000	4,421

Ensign Drilling, Inc.
9.25%, 4/15/2024(a)	12,000	10,859

KLX Energy Services Holdings, Inc.
11.50%, 11/1/2025(a)	12,000	9,819

Nine Energy Service, Inc.
8.75%, 11/1/2023(a)	2,000	1,745

Patterson-UTI Energy, Inc.
5.15%, 11/15/2029	28,000	24,720

Petrofac Ltd.
9.75%, 11/15/2026(a)	31,000	22,975

Solaris Midstream Holdings LLC
7.63%, 4/1/2026(a)	12,000	11,430

TechnipFMC plc
6.50%, 2/1/2026(a)	4,000	3,841

Transocean Guardian Ltd.
5.88%, 1/15/2024(a)	6,514	6,332

Transocean Phoenix 2 Ltd.
7.75%, 10/15/2024(a)	5,200	5,172

Transocean Poseidon Ltd.
6.88%, 2/1/2027(a)	43,750	41,891

Transocean Proteus Ltd.
6.25%, 12/1/2024(a)	1,350	1,316

See Accompanying Notes to the Financial Statements.

442	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Energy Equipment & Services – (continued)

Transocean, Inc.
7.50%, 1/15/2026(a)	$44,000	$37,180
11.50%, 1/30/2027(a)	31,000	31,142
8.00%, 2/1/2027(a)	19,000	15,397
7.50%, 4/15/2031	12,000	7,830
6.80%, 3/15/2038	12,000	7,290

USA Compression Partners LP
6.88%, 4/1/2026	57,000	54,713

Weatherford International Ltd.
6.50%, 9/15/2028(a)	13,000	12,415
8.63%, 4/30/2030(a)	50,000	47,125
		415,696

Entertainment – 0.7%

Allen Media LLC
10.50%, 2/15/2028(a)	12,000	4,863

Live Nation Entertainment, Inc.
6.50%, 5/15/2027(a)	62,000	61,666
4.75%, 10/15/2027(a)	50,000	44,496

ROBLOX Corp.
3.88%, 5/1/2030(a)	37,000	30,525
		141,550

Equity Real Estate Investment Trusts (REITs) – 2.3%

Diversified Healthcare Trust
4.75%, 2/15/2028	40,000	27,374
4.38%, 3/1/2031	28,000	18,503

HAT Holdings I LLC
3.38%, 6/15/2026(a)	44,000	35,773
3.75%, 9/15/2030(a)	25,000	17,250

MPT Operating Partnership LP
5.25%, 8/1/2026	19,000	17,136
5.00%, 10/15/2027	56,000	47,924
4.63%, 8/1/2029	43,000	34,066
3.50%, 3/15/2031	56,000	38,481

Park Intermediate Holdings LLC
7.50%, 6/1/2025(a)	23,000	23,057
5.88%, 10/1/2028(a)	29,000	26,318
4.88%, 5/15/2029(a)	19,000	16,201

RHP Hotel Properties LP
4.75%, 10/15/2027	25,000	23,076
4.50%, 2/15/2029(a)	25,000	21,938

Investments	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

SBA Communications Corp.
3.88%, 2/15/2027	$68,000	$61,200
3.13%, 2/1/2029	68,000	54,960
XHR LP 4.88%, 6/1/2029(a)	10,000	8,627
		471,884

Food & Staples Retailing – 1.6%

Albertsons Cos., Inc.
4.63%, 1/15/2027(a)	43,000	39,849
5.88%, 2/15/2028(a)	58,000	54,230
3.50%, 3/15/2029(a)	43,000	35,582
4.88%, 2/15/2030(a)	28,000	24,850

Rite Aid Corp.
8.00%, 11/15/2026(a)	62,000	40,152

Safeway, Inc.
7.25%, 2/1/2031	12,000	11,574

US Foods, Inc.
6.25%, 4/15/2025(a)	62,000	61,702
4.75%, 2/15/2029(a)	37,000	32,791
4.63%, 6/1/2030(a)	19,000	16,483
		317,213

Food Products – 0.9%

Darling Ingredients, Inc.
5.25%, 4/15/2027(a)	12,000	11,520
6.00%, 6/15/2030(a)	25,000	24,062

Lamb Weston Holdings, Inc.
4.88%, 5/15/2028(a)	44,000	40,901
4.38%, 1/31/2032(a)	44,000	37,785

Pilgrim’s Pride Corp.
5.88%, 9/30/2027(a)	40,000	39,098
4.25%, 4/15/2031(a)	43,000	35,811
		189,177

Gas Utilities – 0.8%

AmeriGas Partners LP
5.63%, 5/20/2024	37,000	36,156
5.88%, 8/20/2026	31,000	29,001
5.75%, 5/20/2027	19,000	17,521

Ferrellgas LP
5.38%, 4/1/2026(a)	12,000	10,890
5.88%, 4/1/2029(a)	43,000	36,034

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	443

FlexShares® ESG & Climate High Yield Corporate Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Gas Utilities – (continued)

Suburban Propane Partners LP
5.00%, 6/1/2031(a)	$33,000	$27,741
		157,343

Health Care Equipment & Supplies – 0.8%

Embecta Corp.
6.75%, 2/15/2030(a)	10,000	9,150

Hologic, Inc.
4.63%, 2/1/2028(a)	13,000	12,155
3.25%, 2/15/2029(a)	43,000	36,541

Medline Borrower LP
3.88%, 4/1/2029(a)	37,000	30,229
5.25%, 10/1/2029(a)	68,000	52,955

Teleflex, Inc.
4.63%, 11/15/2027	13,000	12,251
4.25%, 6/1/2028(a)	13,000	11,762
		165,043

Health Care Providers & Services – 5.6%

180 Medical, Inc.
3.88%, 10/15/2029(a)	5,000	4,225

Acadia Healthcare Co., Inc.
5.00%, 4/15/2029(a)	44,000	39,708

AHP Health Partners, Inc.
5.75%, 7/15/2029(a)	12,000	9,180

Air Methods Corp.
8.00%, 5/15/2025(a)	12,000	6,212

Akumin Escrow, Inc.
7.50%, 8/1/2028(a)	25,000	17,963

Akumin, Inc.
7.00%, 11/1/2025(a)	12,000	9,704

Community Health Systems, Inc.
8.00%, 3/15/2026(a)	15,000	12,938
5.63%, 3/15/2027(a)	13,000	10,359

DaVita, Inc.
4.63%, 6/1/2030(a)	123,000	95,894
3.75%, 2/15/2031(a)	75,000	54,227

Encompass Health Corp.
4.50%, 2/1/2028	44,000	39,376
4.75%, 2/1/2030	34,000	28,985
4.63%, 4/1/2031	25,000	20,625

Envision Healthcare Corp.
8.75%, 10/15/2026(a)	19,000	5,700

Investments	Principal Amount	Value

Health Care Providers & Services – (continued)

Global Medical Response, Inc.
6.50%, 10/1/2025(a)	$12,000	$9,540

Legacy LifePoint Health LLC
6.75%, 4/15/2025(a)	13,000	11,505
4.38%, 2/15/2027(a)	30,000	23,654

LifePoint Health, Inc.
5.38%, 1/15/2029(a)	12,000	7,666

Molina Healthcare, Inc.
3.88%, 11/15/2030(a)	80,000	67,984

Owens & Minor, Inc.
4.50%, 3/31/2029(a)	28,000	21,682
6.63%, 4/1/2030(a)	19,000	15,795

Prime Healthcare Services, Inc.
7.25%, 11/1/2025(a)	25,000	21,789

Radiology Partners, Inc.
9.25%, 2/1/2028(a)	20,000	10,580

RegionalCare Hospital Partners Holdings, Inc.
9.75%, 12/1/2026(a)	43,000	34,284

RP Escrow Issuer LLC
5.25%, 12/15/2025(a)	20,000	14,955

Select Medical Corp.
6.25%, 8/15/2026(a)	43,000	40,989

Team Health Holdings, Inc.
6.38%, 2/1/2025(a)	23,000	17,365

Tenet Healthcare Corp.
4.88%, 1/1/2026(a)	153,000	144,585
6.25%, 2/1/2027(a)	50,000	47,716
5.13%, 11/1/2027(a)	100,000	92,125
6.13%, 10/1/2028(a)	100,000	86,550
4.38%, 1/15/2030(a)	37,000	31,043
6.13%, 6/15/2030(a)	37,000	34,156
6.88%, 11/15/2031	22,000	18,673

US Acute Care Solutions LLC
6.38%, 3/1/2026(a)	23,000	20,853

US Renal Care, Inc.
10.63%, 7/15/2027(a)	17,000	6,749
		1,135,334

Health Care Technology – 0.3%

IQVIA, Inc.
5.00%, 5/15/2027(a)	60,000	57,173

See Accompanying Notes to the Financial Statements.

444	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – 9.3%

1011778 BC ULC
4.00%, 10/15/2030(a)	$37,000	$30,201

Affinity Gaming
6.88%, 12/15/2027(a)	18,000	15,026

Arrow Bidco LLC
9.50%, 3/15/2024(a)	12,000	12,059

Boyne USA, Inc.
4.75%, 5/15/2029(a)	22,000	19,250

Caesars Entertainment, Inc.
6.25%, 7/1/2025(a)	37,000	36,102
8.13%, 7/1/2027(a)	6,000	5,835

Carnival Corp.
5.75%, 3/1/2027(a)	37,000	25,640
4.00%, 8/1/2028(a)	19,000	15,308

Carnival Holdings Bermuda Ltd.
10.38%, 5/1/2028(a)	15,000	15,189

CEC Entertainment LLC
6.75%, 5/1/2026(a)	12,000	11,224

Cedar Fair LP
5.50%, 5/1/2025(a)	12,000	11,910
6.50%, 10/1/2028	75,000	70,275

Constellation Merger Sub, Inc.
8.50%, 9/15/2025(a)	12,000	10,620

Fertitta Entertainment LLC
4.63%, 1/15/2029(a)	33,000	28,700
6.75%, 1/15/2030(a)	37,000	29,045

GPS Hospitality Holding Co. LLC
7.00%, 8/15/2028(a)	10,000	7,025

Hilton Domestic Operating Co., Inc.
5.75%, 5/1/2028(a)	31,000	29,915
4.88%, 1/15/2030	62,000	55,568
4.00%, 5/1/2031(a)	50,000	41,797
3.63%, 2/15/2032(a)	87,000	69,274

Hilton Worldwide Finance LLC
4.88%, 4/1/2027	31,000	29,450

International Game Technology plc
4.13%, 4/15/2026(a)	128,000	118,784

IRB Holding Corp.
7.00%, 6/15/2025(a)	19,000	18,990

Jacobs Entertainment, Inc.
6.75%, 2/15/2029(a)	13,000	11,462

Investments	Principal Amount	Value

Hotels, Restaurants & Leisure – (continued)

KFC Holding Co.
4.75%, 6/1/2027(a)	$19,000	$18,137

Las Vegas Sands Corp.
3.20%, 8/8/2024	79,000	75,222
3.90%, 8/8/2029	93,000	75,171

Life Time, Inc.
5.75%, 1/15/2026(a)	50,000	46,500
8.00%, 4/15/2026(a)	12,000	10,462

MGM Resorts International
5.75%, 6/15/2025	50,000	48,500
4.63%, 9/1/2026	13,000	11,862
4.75%, 10/15/2028	50,000	43,352

Mohegan Gaming & Entertainment
7.88%, 10/15/2024(a)	15,000	15,114
8.00%, 2/1/2026(a)	37,000	31,211

Penn Entertainment, Inc.
5.63%, 1/15/2027(a)	25,000	22,735

Raptor Acquisition Corp.
4.88%, 11/1/2026(a)	12,000	10,590

Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025(a)	13,000	14,001
4.25%, 7/1/2026(a)	37,000	29,417
5.50%, 8/31/2026(a)	12,000	9,811
5.38%, 7/15/2027(a)	13,000	10,105
11.63%, 8/15/2027(a)	15,000	14,384
5.50%, 4/1/2028(a)	19,000	14,630
9.25%, 1/15/2029(a)	15,000	15,225

Six Flags Entertainment Corp.
4.88%, 7/31/2024(a)	40,000	38,730
5.50%, 4/15/2027(a)	44,000	39,600

Sizzling Platter LLC
8.50%, 11/28/2025(a)	11,000	9,609

Speedway Motorsports LLC
4.88%, 11/1/2027(a)	12,000	10,426

Station Casinos LLC
4.50%, 2/15/2028(a)	19,000	16,368
4.63%, 12/1/2031(a)	15,000	11,918

TKC Holdings, Inc.
6.88%, 5/15/2028(a)	12,000	9,960
10.50%, 5/15/2029(a)	19,000	13,491

Travel + Leisure Co.
6.60%, 10/1/2025(d)	12,000	11,731
6.63%, 7/31/2026(a)	37,000	36,027
4.50%, 12/1/2029(a)	19,000	15,485
4.63%, 3/1/2030(a)	12,000	9,687

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	445

FlexShares® ESG & Climate High Yield Corporate Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)

Vail Resorts, Inc.
6.25%, 5/15/2025(a)	$25,000	$24,875

Viking Cruises Ltd.
6.25%, 5/15/2025(a)	12,000	10,500
13.00%, 5/15/2025(a)	19,000	20,425
5.88%, 9/15/2027(a)	25,000	19,756
7.00%, 2/15/2029(a)	25,000	19,834

VOC Escrow Ltd.
5.00%, 2/15/2028(a)	19,000	15,642

Wyndham Hotels & Resorts, Inc.
4.38%, 8/15/2028(a)	12,000	10,564

Wynn Las Vegas LLC
5.50%, 3/1/2025(a)	54,000	51,110
5.25%, 5/15/2027(a)	28,000	24,354

Wynn Resorts Finance LLC
7.75%, 4/15/2025(a)	13,000	12,676
5.13%, 10/1/2029(a)	37,000	29,432

Yum! Brands, Inc.
3.88%, 11/1/2023	12,000	11,790
4.75%, 1/15/2030(a)	62,000	55,413
3.63%, 3/15/2031	78,000	62,595
4.63%, 1/31/2032	81,000	69,257
		1,896,333

Household Durables – 2.1%

Beazer Homes USA, Inc.
5.88%, 10/15/2027	19,000	15,960
7.25%, 10/15/2029	12,000	9,930

Century Communities, Inc.
6.75%, 6/1/2027	25,000	23,865
3.88%, 8/15/2029(a)	13,000	10,238

Empire Communities Corp.
7.00%, 12/15/2025(a)	12,000	10,344

Installed Building Products, Inc.
5.75%, 2/1/2028(a)	6,000	5,303

KB Home
6.88%, 6/15/2027	43,000	41,590
7.25%, 7/15/2030	25,000	23,094

Newell Brands, Inc.
4.88%, 6/1/2025	12,000	11,585
4.45%, 4/1/2026(d)	123,000	114,458
5.63%, 4/1/2036(d)	12,000	9,971
5.75%, 4/1/2046(d)	23,000	17,698

Investments	Principal Amount	Value

Household Durables – (continued)

Shea Homes LP
4.75%, 2/15/2028(a)	$12,000	$10,122

Tempur Sealy International, Inc.
4.00%, 4/15/2029(a)	50,000	40,208
3.88%, 10/15/2031(a)	37,000	27,782

TopBuild Corp.
3.63%, 3/15/2029(a)	12,000	9,535
4.13%, 2/15/2032(a)	13,000	10,179

TRI Pointe Group, Inc.
5.88%, 6/15/2024	25,000	24,570

Tri Pointe Homes, Inc.
5.70%, 6/15/2028	25,000	21,660
		438,092

Household Products – 0.2%

Spectrum Brands, Inc.
5.00%, 10/1/2029(a)	37,000	30,340
3.88%, 3/15/2031(a)	25,000	18,437
		48,777

Independent Power and Renewable Electricity Producers – 1.1%

Calpine Corp.
5.25%, 6/1/2026(a)	25,000	23,722
4.50%, 2/15/2028(a)	37,000	33,252
5.13%, 3/15/2028(a)	43,000	38,124
4.63%, 2/1/2029(a)	37,000	31,088
5.00%, 2/1/2031(a)	44,000	37,177

Clearway Energy Operating LLC
4.75%, 3/15/2028(a)	25,000	23,092
3.75%, 2/15/2031(a)	44,000	36,740
		223,195

Insurance – 2.2%

Acrisure LLC
7.00%, 11/15/2025(a)	43,000	40,416
4.25%, 2/15/2029(a)	12,000	9,799
6.00%, 8/1/2029(a)	25,000	20,725

Alliant Holdings Intermediate LLC
4.25%, 10/15/2027(a)	23,000	20,703
6.75%, 10/15/2027(a)	58,000	52,925

AmWINS Group, Inc.
4.88%, 6/30/2029(a)	25,000	21,371

Assurant, Inc.
7.00%, 3/27/2048(c)	13,000	12,375

See Accompanying Notes to the Financial Statements.

446	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – (continued)

AssuredPartners, Inc.
7.00%, 8/15/2025(a)	$17,000	$16,289
5.63%, 1/15/2029(a)	16,000	13,160

BroadStreet Partners, Inc.
5.88%, 4/15/2029(a)	22,000	17,657

Global Atlantic Fin Co.
4.70%, 10/15/2051(a)(c)	25,000	18,415

GTCR AP Finance, Inc.
8.00%, 5/15/2027(a)	13,000	12,385

HUB International Ltd.
7.00%, 5/1/2026(a)	62,000	61,225
5.63%, 12/1/2029(a)	12,000	10,290

Liberty Mutual Group, Inc.
7.80%, 3/15/2037(a)	4,000	4,403
4.30%, 2/1/2061(a)	43,000	25,332

NFP Corp.
4.88%, 8/15/2028(a)	43,000	37,097
6.88%, 8/15/2028(a)	50,000	42,484

Ryan Specialty Group LLC
4.38%, 2/1/2030(a)	12,000	10,260

USI, Inc.
6.88%, 5/1/2025(a)	12,000	11,640
		458,951

Interactive Media & Services – 0.4%

Twitter, Inc.
3.88%, 12/15/2027(a)	13,000	13,114
5.00%, 3/1/2030(a)	56,000	56,307

Ziff Davis, Inc.
4.63%, 10/15/2030(a)	19,000	16,059
		85,480

Internet & Direct Marketing Retail – 0.8%

Match Group Holdings II LLC
4.63%, 6/1/2028(a)	13,000	11,552
4.13%, 8/1/2030(a)	50,000	40,850
3.63%, 10/1/2031(a)	15,000	11,434

Photo Holdings Merger Sub, Inc.
8.50%, 10/1/2026(a)	23,000	15,136

QVC, Inc.
4.45%, 2/15/2025	50,000	43,731
4.75%, 2/15/2027	16,000	12,676
5.45%, 8/15/2034	19,000	11,970
5.95%, 3/15/2043	10,000	6,100
		153,449

Investments	Principal Amount	Value

IT Services – 1.2%

Ahead DB Holdings LLC
6.63%, 5/1/2028(a)	$11,000	$8,933

Block, Inc.
2.75%, 6/1/2026	50,000	44,592
3.50%, 6/1/2031	25,000	20,125

Endurance International Group Holdings, Inc.
6.00%, 2/15/2029(a)	17,000	11,349

Exela Intermediate LLC
11.50%, 7/15/2026(a)	30,000	7,950

Gartner, Inc.
3.63%, 6/15/2029(a)	93,000	79,050

Northwest Fiber LLC
10.75%, 6/1/2028(a)	6,000	5,632

Presidio Holdings, Inc.
8.25%, 2/1/2028(a)	27,000	24,030

Twilio, Inc.
3.63%, 3/15/2029	25,000	20,644
3.88%, 3/15/2031	19,000	15,495

Virtusa Corp.
7.13%, 12/15/2028(a)	12,000	8,608
		246,408

Machinery – 0.4%

Hillenbrand, Inc.
3.75%, 3/1/2031	45,000	36,000

JPW Industries Holding Corp.
9.00%, 10/1/2024(a)	12,000	10,380

Manitowoc Co., Inc. (The)
9.00%, 4/1/2026(a)	10,000	9,094

Terex Corp.
5.00%, 5/15/2029(a)	12,000	10,705

Trinity Industries, Inc.
4.55%, 10/1/2024	12,000	11,378

Weir Group plc (The)
2.20%, 5/13/2026(a)	5,000	4,278
		81,835

Media – 4.8%

Altice Financing SA
5.75%, 8/15/2029(a)	5,000	3,924

Beasley Mezzanine Holdings LLC
8.63%, 2/1/2026(a)	12,000	8,610

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	447

FlexShares® ESG & Climate High Yield Corporate Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Media – (continued)

Cengage Learning, Inc.
9.50%, 6/15/2024(a)	$12,000	$11,347

Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027(a)	68,000	61,200
7.75%, 4/15/2028(a)	37,000	30,194
7.50%, 6/1/2029(a)	37,000	29,084

CMG Media Corp.
8.88%, 12/15/2027(a)	43,000	36,443

CSC Holdings LLC
5.75%, 1/15/2030(a)	30,000	22,950

Cumulus Media New Holdings, Inc.
6.75%, 7/1/2026(a)	12,000	10,152

Directv Financing LLC
5.88%, 8/15/2027(a)	44,000	39,626

DISH DBS Corp.
5.88%, 11/15/2024	13,000	11,983
7.75%, 7/1/2026	6,000	5,063
5.25%, 12/1/2026(a)	37,000	32,144
5.75%, 12/1/2028(a)	12,000	9,675

iHeartCommunications, Inc.
6.38%, 5/1/2026	25,000	23,817
8.38%, 5/1/2027	31,000	27,847
5.25%, 8/15/2027(a)	44,000	40,047
4.75%, 1/15/2028(a)	25,000	21,813

Lamar Media Corp.
3.75%, 2/15/2028	37,000	32,471
4.00%, 2/15/2030	37,000	31,417

Liberty Interactive LLC
8.25%, 2/1/2030	19,000	11,861

McGraw-Hill Education, Inc.
8.00%, 8/1/2029(a)	23,000	19,579

News Corp.
3.88%, 5/15/2029(a)	68,000	58,446

Nexstar Media, Inc.
5.63%, 7/15/2027(a)	12,000	11,334

Paramount Global
6.25%, 2/28/2057(c)	23,000	19,257
6.37%, 3/30/2062(c)	31,000	26,208

Sirius XM Radio, Inc.
4.00%, 7/15/2028(a)	19,000	16,334

Investments	Principal Amount	Value

Media – (continued)

Summer BC Bidco B LLC
5.50%, 10/31/2026(a)	$5,000	$3,979

TEGNA, Inc.
4.75%, 3/15/2026(a)	25,000	24,285
4.63%, 3/15/2028	52,000	49,497
5.00%, 9/15/2029	38,000	36,028

Townsquare Media, Inc.
6.88%, 2/1/2026(a)	12,000	11,330

Univision Communications, Inc.
5.13%, 2/15/2025(a)	8,000	7,730
6.63%, 6/1/2027(a)	7,000	6,913

UPC Broadband Finco BV
4.88%, 7/15/2031(a)	35,000	29,391

UPC Holding BV
5.50%, 1/15/2028(a)	15,000	13,165

Virgin Media Vendor Financing Notes IV DAC
5.00%, 7/15/2028(a)	175,000	148,995

Ziggo Bond Co. BV
5.13%, 2/28/2030(a)	3,000	2,377
		986,516

Metals & Mining – 1.7%

Baffinland Iron Mines Corp.
8.75%, 7/15/2026(a)	13,000	11,810

Commercial Metals Co.
4.13%, 1/15/2030	25,000	21,005

Eldorado Gold Corp.
6.25%, 9/1/2029(a)	13,000	10,515

FMG Resources August 2006 Pty. Ltd.
5.13%, 5/15/2024(a)	25,000	24,382
5.88%, 4/15/2030(a)	87,000	78,065
4.38%, 4/1/2031(a)	87,000	69,148

Hudbay Minerals, Inc.
4.50%, 4/1/2026(a)	23,000	20,177
6.13%, 4/1/2029(a)	25,000	20,688

IAMGOLD Corp.
5.75%, 10/15/2028(a)	12,000	8,040

Mineral Resources Ltd.
8.13%, 5/1/2027(a)	19,000	18,905
8.00%, 11/1/2027(a)	44,000	43,283

New Gold, Inc.
7.50%, 7/15/2027(a)	12,000	10,233

See Accompanying Notes to the Financial Statements.

448	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate  Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Metals & Mining – (continued)

Novelis Corp.
3.88%, 8/15/2031(a)	$15,000	$11,621

TMS International Corp.
6.25%, 4/15/2029(a)	6,000	4,208
		352,080

Mortgage Real Estate Investment Trusts (REITs) – 0.3%

Apollo Commercial Real Estate Finance, Inc.
4.63%, 6/15/2029(a)	22,000	17,325

Rithm Capital Corp.
6.25%, 10/15/2025(a)	12,000	10,531

Starwood Property Trust, Inc.
3.63%, 7/15/2026(a)	13,000	11,310
4.38%, 1/15/2027(a)	25,000	22,082
		61,248

Multiline Retail – 0.8%

Macy’s Retail Holdings LLC
5.88%, 4/1/2029(a)	12,000	10,364
5.88%, 3/15/2030(a)	37,000	31,064
6.13%, 3/15/2032(a)	12,000	9,970
4.50%, 12/15/2034	25,000	17,113

Marks & Spencer plc
7.13%, 12/1/2037(a)	3,000	2,584

Nordstrom, Inc.
4.38%, 4/1/2030	37,000	28,397
4.25%, 8/1/2031	56,000	40,656
5.00%, 1/15/2044	31,000	19,611
		159,759

Multi-Utilities – 0.1%

Algonquin Power & Utilities Corp.
4.75%, 1/18/2082(c)	31,000	24,962

Oil, Gas & Consumable Fuels – 9.5%

Aethon United BR LP
8.25%, 2/15/2026(a)	22,000	22,340

Antero Midstream Partners LP
5.75%, 1/15/2028(a)	15,000	14,132
5.38%, 6/15/2029(a)	13,000	11,860

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Apache Corp.
4.25%, 1/15/2030	$13,000	$11,566
5.10%, 9/1/2040	19,000	15,385

Ascent Resources Utica Holdings LLC
7.00%, 11/1/2026(a)	13,000	12,805
8.25%, 12/31/2028(a)	31,000	29,915

Blue Racer Midstream LLC
6.63%, 7/15/2026(a)	12,000	11,400

Buckeye Partners LP
4.35%, 10/15/2024	31,000	29,519
3.95%, 12/1/2026	12,000	10,526
4.50%, 3/1/2028(a)	31,000	26,893

Calumet Specialty Products Partners LP
11.00%, 4/15/2025(a)	12,000	12,474
8.13%, 1/15/2027(a)	25,000	23,661

Cheniere Energy Partners LP
4.50%, 10/1/2029	44,000	38,850
4.00%, 3/1/2031	42,000	35,409

Cheniere Energy, Inc.
4.63%, 10/15/2028	65,000	59,963

Citgo Holding, Inc.
9.25%, 8/1/2024(a)	40,000	40,037

CITGO Petroleum Corp.
7.00%, 6/15/2025(a)	37,000	36,432
6.38%, 6/15/2026(a)	20,000	19,697

CQP Holdco LP
5.50%, 6/15/2031(a)	38,000	33,725

Crestwood Midstream Partners LP
5.63%, 5/1/2027(a)	31,000	29,158
6.00%, 2/1/2029(a)	19,000	17,767
8.00%, 4/1/2029(a)	15,000	15,000

CrownRock LP
5.63%, 10/15/2025(a)	13,000	12,573
5.00%, 5/1/2029(a)	37,000	33,612

Delek Logistics Partners LP
7.13%, 6/1/2028(a)	12,000	10,745

DT Midstream, Inc.
4.38%, 6/15/2031(a)	25,000	21,062

Encino Acquisition Partners Holdings LLC
8.50%, 5/1/2028(a)	12,000	11,243

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	449

FlexShares® ESG & Climate High Yield Corporate Core Index

Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Endeavor Energy Resources LP
5.75%, 1/30/2028(a)	$25,000	$24,299

Energean plc
6.50%, 4/30/2027(a)	5,000	4,417

Energy Ventures Gom LLC
11.75%, 4/15/2026(a)	12,000	12,322

Enviva Partners LP
6.50%, 1/15/2026(a)	37,000	35,528

FTAI Infra Escrow Holdings LLC
10.50%, 6/1/2027(a)	19,000	18,629

Genesis Energy LP
8.00%, 1/15/2027	56,000	54,210
7.75%, 2/1/2028	34,000	32,428

Harvest Midstream I LP
7.50%, 9/1/2028(a)	23,000	22,051

Hess Midstream Operations LP
5.63%, 2/15/2026(a)	25,000	24,519
5.13%, 6/15/2028(a)	25,000	23,000

Hilcorp Energy I LP
6.25%, 11/1/2028(a)	54,000	50,760

Holly Energy Partners LP
6.38%, 4/15/2027(a)	25,000	24,062
5.00%, 2/1/2028(a)	12,000	10,845

Howard Midstream Energy Partners LLC
6.75%, 1/15/2027(a)	10,000	9,073

ITT Holdings LLC
6.50%, 8/1/2029(a)	51,000	40,979

Martin Midstream Partners LP
11.50%, 2/28/2025(a)	6,000	5,820

MEG Energy Corp.
7.13%, 2/1/2027(a)	69,000	70,211

Moss Creek Resources Holdings, Inc.
7.50%, 1/15/2026(a)	35,000	32,200

Neptune Energy Bondco plc
6.63%, 5/15/2025(a)	10,000	9,713

New Fortress Energy, Inc.
6.75%, 9/15/2025(a)	19,000	18,652
6.50%, 9/30/2026(a)	19,000	18,430

NGL Energy Operating LLC
7.50%, 2/1/2026(a)	62,000	56,088

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

NGL Energy Partners LP
7.50%, 11/1/2023	$13,000	$12,675
6.13%, 3/1/2025	13,000	10,140
7.50%, 4/15/2026	10,000	7,288

Northriver Midstream Finance LP
5.63%, 2/15/2026(a)	12,000	11,360

NuStar Logistics LP
5.75%, 10/1/2025	44,000	42,426
6.38%, 10/1/2030	44,000	40,779

Occidental Petroleum Corp.
6.95%, 7/1/2024	55,000	56,354
6.63%, 9/1/2030	43,000	44,722
6.45%, 9/15/2036	45,000	44,639
6.60%, 3/15/2046	30,000	29,529

Parkland Corp.
4.50%, 10/1/2029(a)	37,000	31,153
4.63%, 5/1/2030(a)	56,000	46,582

Rockies Express Pipeline LLC
4.95%, 7/15/2029(a)	35,000	30,705

Strathcona Resources Ltd.
6.88%, 8/1/2026(a)	12,000	10,160

Summit Midstream Holdings LLC
5.75%, 4/15/2025	12,000	10,050
8.50%, 10/15/2026(a)	19,000	18,240

Sunnova Energy Corp.
5.88%, 9/1/2026(a)	23,000	20,240

Sunoco LP
6.00%, 4/15/2027	31,000	30,374

Tallgrass Energy Partners LP
7.50%, 10/1/2025(a)	18,000	18,179
5.50%, 1/15/2028(a)	24,000	21,520
6.00%, 12/31/2030(a)	37,000	33,493

Tap Rock Resources LLC
7.00%, 10/1/2026(a)	12,000	11,204

Teine Energy Ltd.
6.88%, 4/15/2029(a)	12,000	10,704

TerraForm Power Operating LLC
5.00%, 1/31/2028(a)	25,000	23,159
4.75%, 1/15/2030(a)	19,000	17,076

Western Midstream Operating LP
4.30%, 2/1/2030(d)	75,000	65,985
		1,944,721

See Accompanying Notes to the Financial Statements.

450	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Paper & Forest Products – 0.4%

Domtar Corp.
6.75%, 10/1/2028(a)	$13,000	$11,046

Louisiana-Pacific Corp.
3.63%, 3/15/2029(a)	12,000	9,758

Mercer International, Inc.
5.50%, 1/15/2026	13,000	12,179
5.13%, 2/1/2029	43,000	35,314

Sylvamo Corp.
7.00%, 9/1/2029(a)	19,000	17,656
		85,953

Personal Products – 0.5%

Avon Products, Inc.
8.45%, 3/15/2043(d)	7,000	6,317

Coty, Inc. 5.00%, 4/15/2026(a)	44,000	41,264
6.50%, 4/15/2026(a)	43,000	40,949

Herbalife Nutrition Ltd.
7.88%, 9/1/2025(a)	20,000	18,670
		107,200

Pharmaceuticals – 1.5%

Bausch Health Americas, Inc.
9.25%, 4/1/2026(a)	27,000	15,609
8.50%, 1/31/2027(a)	22,000	9,529

Bausch Health Cos., Inc.
5.50%, 11/1/2025(a)	69,000	55,130
9.00%, 12/15/2025(a)	62,000	39,868
6.13%, 2/1/2027(a)	43,000	28,227
5.00%, 1/30/2028(a)	19,000	7,367
4.88%, 6/1/2028(a)	68,000	41,650
6.25%, 2/15/2029(a)	44,000	17,160
7.25%, 5/30/2029(a)	31,000	11,847
5.25%, 1/30/2030(a)	44,000	17,050
5.25%, 2/15/2031(a)	43,000	16,877

HLF Financing Sarl LLC
4.88%, 6/1/2029(a)	19,000	14,112

Lannett Co., Inc.
7.75%, 4/15/2026(a)	3,000	934

Organon & Co.
5.13%, 4/30/2031(a)	25,000	21,232

P&L Development LLC
7.75%, 11/15/2025(a)	12,000	9,263
		305,855

Investments	Principal Amount	Value

Professional Services – 0.1%

CoreLogic, Inc.
4.50%, 5/1/2028(a)	$22,000	$14,799

Korn Ferry
4.63%, 12/15/2027(a)	12,000	10,916
		25,715

Real Estate Management & Development – 1.2%

Cushman & Wakefield US Borrower LLC
6.75%, 5/15/2028(a)	19,000	18,068

Howard Hughes Corp. (The)
5.38%, 8/1/2028(a)	47,000	40,206
4.38%, 2/1/2031(a)	37,000	27,802

Kennedy-Wilson, Inc.
4.75%, 3/1/2029	37,000	30,005
5.00%, 3/1/2031	31,000	24,304

Realogy Group LLC
5.75%, 1/15/2029(a)	37,000	26,594
5.25%, 4/15/2030(a)	56,000	38,831

WeWork Cos. LLC
5.00%, 7/10/2025(a)	43,000	21,500

WeWork Cos., Inc.
7.88%, 5/1/2025(a)	19,000	10,368
		237,678

Road & Rail – 1.2%

Albion Financing 1 Sarl
6.13%, 10/15/2026(a)	25,000	21,345

Albion Financing 2SARL
8.75%, 4/15/2027(a)	6,000	5,040

Avis Budget Car Rental LLC
4.75%, 4/1/2028(a)	13,000	11,421

PECF USS Intermediate Holding III Corp.
8.00%, 11/15/2029(a)	13,000	8,705

Uber Technologies, Inc.
7.50%, 5/15/2025(a)	37,000	37,018
7.50%, 9/15/2027(a)	75,000	74,983
6.25%, 1/15/2028(a)	12,000	11,400
4.50%, 8/15/2029(a)	62,000	53,146

XPO CNW, Inc.
6.70%, 5/1/2034	12,000	10,740

XPO Logistics, Inc.
6.25%, 5/1/2025(a)	19,000	19,194
		252,992

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	451

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Semiconductors & Semiconductor Equipment – 0.4%

Entegris, Inc.
3.63%, 5/1/2029(a)	$75,000	$61,189

ON Semiconductor Corp.
3.88%, 9/1/2028(a)	13,000	11,454
		72,643

Software – 3.6%

AthenaHealth Group, Inc.
6.50%, 2/15/2030(a)	12,000	9,360

Boxer Parent Co., Inc.
7.13%, 10/2/2025(a)	17,000	16,705
9.13%, 3/1/2026(a)	10,000	9,551

Camelot Finance SA
4.50%, 11/1/2026(a)	22,000	20,554

Castle US Holding Corp.
9.50%, 2/15/2028(a)	6,000	2,722

Clarivate Science Holdings Corp.
3.88%, 7/1/2028(a)	19,000	16,294
4.88%, 7/1/2029(a)	44,000	36,685

Condor Merger Sub, Inc.
7.38%, 2/15/2030(a)	62,000	51,279

Crowdstrike Holdings, Inc.
3.00%, 2/15/2029	33,000	27,816

Elastic NV
4.13%, 7/15/2029(a)	25,000	20,873

GoTo Group, Inc.
5.50%, 9/1/2027(a)	25,000	14,493

NCR Corp.
5.75%, 9/1/2027(a)	13,000	12,545
5.00%, 10/1/2028(a)	13,000	10,924
5.13%, 4/15/2029(a)	56,000	46,999
6.13%, 9/1/2029(a)	12,000	11,437
5.25%, 10/1/2030(a)	13,000	10,497

NortonLifeLock, Inc.
5.00%, 4/15/2025(a)	10,000	9,704
6.75%, 9/30/2027(a)	50,000	49,290
7.13%, 9/30/2030(a)	50,000	49,150

Open Text Corp.
3.88%, 2/15/2028(a)	50,000	42,797

Open Text Holdings, Inc.
4.13%, 2/15/2030(a)	62,000	49,367
4.13%, 12/1/2031(a)	44,000	33,110

Investments	Principal Amount	Value

Software – (continued)

Picard Midco, Inc.
6.50%, 3/31/2029(a)	$45,000	$39,023

PTC, Inc.
3.63%, 2/15/2025(a)	15,000	14,295
4.00%, 2/15/2028(a)	13,000	11,775

Rocket Software, Inc.
6.50%, 2/15/2029(a)	17,000	13,571

SS&C Technologies, Inc.
5.50%, 9/30/2027(a)	68,000	63,226

Veritas US, Inc.
7.50%, 9/1/2025(a)	56,000	47,143
		741,185

Specialty Retail – 2.9%

99 Escrow Issuer, Inc.
7.50%, 1/15/2026(a)	12,000	6,839

At Home Group, Inc.
4.88%, 7/15/2028(a)	12,000	8,725
7.13%, 7/15/2029(a)	12,000	6,780

Bath & Body Works, Inc.
9.38%, 7/1/2025(a)	25,000	25,937
5.25%, 2/1/2028	13,000	11,499
6.63%, 10/1/2030(a)	62,000	55,466
6.88%, 11/1/2035	44,000	36,960
6.75%, 7/1/2036	25,000	20,656

BCPE Ulysses Intermediate, Inc.
7.75%, 4/1/2027(a)(b)	12,000	7,947

Carvana Co.
10.25%, 5/1/2030(a)	31,000	18,600

Foot Locker, Inc.
4.00%, 10/1/2029(a)	12,000	9,174

Gap, Inc. (The)
3.63%, 10/1/2029(a)	19,000	13,314
3.88%, 10/1/2031(a)	44,000	30,360

LBM Acquisition LLC
6.25%, 1/15/2029(a)	37,000	25,881

Lithia Motors, Inc.
3.88%, 6/1/2029(a)	62,000	49,953

LSF9 Atlantis Holdings LLC
7.75%, 2/15/2026(a)	23,000	20,754

Michaels Cos., Inc. (The)
7.88%, 5/1/2029(a)	12,000	6,690

Park River Holdings, Inc.
5.63%, 2/1/2029(a)	37,000	23,494

See Accompanying Notes to the Financial Statements.

452	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Specialty Retail – (continued)

Penske Automotive Group, Inc.
3.75%, 6/15/2029	$50,000	$41,047

Specialty Building Products Holdings LLC
6.38%, 9/30/2026(a)	22,000	17,673

SRS Distribution, Inc.
4.63%, 7/1/2028(a)	20,000	17,561
6.13%, 7/1/2029(a)	38,000	30,900

Staples, Inc.
7.50%, 4/15/2026(a)	62,000	53,852
10.75%, 4/15/2027(a)	31,000	22,576

White Cap Buyer LLC
6.88%, 10/15/2028(a)	37,000	31,357
		593,995

Technology Hardware, Storage & Peripherals – 1.1%

Seagate HDD Cayman
4.88%, 6/1/2027	75,000	69,353
4.13%, 1/15/2031	100,000	75,200

Xerox Corp.
6.75%, 12/15/2039	28,000	20,523

Xerox Holdings Corp.
5.00%, 8/15/2025(a)	25,000	22,571
5.50%, 8/15/2028(a)	35,000	27,650
		215,297

Textiles, Apparel & Luxury Goods – 0.4%

Eagle Intermediate Global Holding BV
7.50%, 5/1/2025(a)	5,000	3,850

Hanesbrands, Inc.
4.88%, 5/15/2026(a)	44,000	40,370

Under Armour, Inc.
3.25%, 6/15/2026	23,000	19,837

William Carter Co. (The)
5.63%, 3/15/2027(a)	19,000	18,063
		82,120

Thrifts & Mortgage Finance – 1.4%

Freedom Mortgage Corp.
8.13%, 11/15/2024(a)	50,000	43,988
7.63%, 5/1/2026(a)	25,000	19,751

Ladder Capital Finance Holdings LLLP
REIT, 5.25%, 10/1/2025(a)	13,000	11,989

Investments	Principal Amount	Value

Thrifts & Mortgage Finance – (continued)
REIT, 4.25%, 2/1/2027(a)	$31,000	$26,036
REIT, 4.75%, 6/15/2029(a)	19,000	15,123

LD Holdings Group LLC
6.13%, 4/1/2028(a)	20,000	11,200

MGIC Investment Corp.
5.25%, 8/15/2028	31,000	28,124

NMI Holdings, Inc.
7.38%, 6/1/2025(a)	10,000	9,990

PHH Mortgage Corp.
7.88%, 3/15/2026(a)	12,000	9,960

Provident Funding Associates LP
6.38%, 6/15/2025(a)	13,000	11,310

Rocket Mortgage LLC
2.88%, 10/15/2026(a)	37,000	30,874

United Wholesale Mortgage LLC
5.50%, 11/15/2025(a)	37,000	33,410
5.75%, 6/15/2027(a)	19,000	15,570
5.50%, 4/15/2029(a)	19,000	14,334
		281,659

Trading Companies & Distributors – 1.1%

Boise Cascade Co.
4.88%, 7/1/2030(a)	12,000	10,039

Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/1/2025(a)	25,000	23,991
9.75%, 8/1/2027(a)	56,000	57,013
5.50%, 5/1/2028(a)	12,000	10,033

Foundation Building Materials, Inc.
6.00%, 3/1/2029(a)	12,000	8,290

Imola Merger Corp.
4.75%, 5/15/2029(a)	68,000	58,630

United Rentals North America, Inc.
5.50%, 5/15/2027	13,000	12,684
4.88%, 1/15/2028	44,000	40,920

WESCO Distribution, Inc.
7.13%, 6/15/2025(a)	6,000	6,058
		227,658

Wireless Telecommunication Services – 2.0%

Ligado Networks LLC
15.50%, 11/1/2023(a)(b)(e)	110,858	37,362
17.50%, 5/1/2024(a)(b)	31,246	5,017

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	453

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Wireless Telecommunication Services – (continued)

Sprint Corp.
7.13%, 6/15/2024	$100,000	$101,095
7.63%, 2/15/2025	43,000	44,183
7.63%, 3/1/2026	25,000	26,094

Vmed O2 UK Financing I plc
4.75%, 7/15/2031(a)	35,000	28,282

Vodafone Group plc
7.00%, 4/4/2079(c)	144,000	136,800
5.12%, 6/4/2081(c)	56,000	38,698
		417,531
Total Corporate Bonds (Cost $20,125,816)		19,887,403
Total Investments – 97.3% (Cost $20,125,816)		19,887,403

Other assets less liabilities – 2.7%		544,438
NET ASSETS – 100.0%		$20,431,841

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(b)	Payment in-kind security.

(c)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(d)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2022.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2022.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$105,405
Aggregate gross unrealized depreciation	(428,744)
Net unrealized depreciation	$(323,339)
Federal income tax cost	$20,210,742

Security Type	% of Net Assets
Corporate Bonds	97.3%
Others(1)	2.7
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

454	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

October 31, 2022

Investments	Principal Amount	Value

CORPORATE BONDS – 94.9%

Air Freight & Logistics – 0.3%

United Parcel Service, Inc.
5.30%, 4/1/2050	$80,000	$78,288

Automobiles – 0.8%

General Motors Co.
6.80%, 10/1/2027	150,000	151,978
5.95%, 4/1/2049	45,000	38,099
		190,077

Banks – 17.0%

Banco Santander SA
4.17%, 3/24/2028(a)	200,000	176,298

Bank of America Corp.
3.46%, 3/15/2025(a)	150,000	144,645
1.73%, 7/22/2027(a)	150,000	128,271
3.42%, 12/20/2028(a)	200,000	176,552
4.27%, 7/23/2029(a)	150,000	136,137
2.69%, 4/22/2032(a)	140,000	108,199
2.68%, 6/19/2041(a)	65,000	41,124
2.97%, 7/21/2052(a)	35,000	20,795

Bank of Montreal
3.09%, 1/10/2037(a)	50,000	36,683

Citigroup, Inc.
3.35%, 4/24/2025(a)	200,000	192,045
3.11%, 4/8/2026(a)	150,000	140,012
3.20%, 10/21/2026	100,000	91,066
4.45%, 9/29/2027	100,000	92,817
3.98%, 3/20/2030(a)	100,000	88,109
4.41%, 3/31/2031(a)	150,000	133,855
2.57%, 6/3/2031(a)	110,000	86,018
8.13%, 7/15/2039	45,000	51,903

HSBC Holdings plc
0.98%, 5/24/2025(a)	150,000	136,221
1.59%, 5/24/2027(a)	200,000	164,356
4.76%, 3/29/2033(a)	200,000	159,900
5.40%, 8/11/2033(a)	250,000	216,747

JPMorgan Chase & Co.
3.88%, 9/10/2024	150,000	146,115
1.58%, 4/22/2027(a)	150,000	129,008
3.78%, 2/1/2028(a)	150,000	137,032
4.45%, 12/5/2029(a)	150,000	136,806
2.74%, 10/15/2030(a)	60,000	48,407

Investments	Principal Amount	Value

Banks – (continued)
2.58%, 4/22/2032(a)	$20,000	$15,378
5.60%, 7/15/2041	75,000	70,331
5.63%, 8/16/2043	25,000	22,448

Mitsubishi UFJ Financial Group, Inc.
5.13%, 7/20/2033(a)	200,000	181,545

PNC Financial Services Group, Inc. (The)
4.63%, 6/6/2033(a)	75,000	66,329

Royal Bank of Canada
2.55%, 7/16/2024	75,000	71,535
1.15%, 6/10/2025	150,000	134,714
3.63%, 5/4/2027	75,000	69,187

Santander Holdings USA, Inc.
3.45%, 6/2/2025	80,000	74,697

Toronto-Dominion Bank (The)
4.46%, 6/8/2032	115,000	103,349
		3,928,634

Beverages – 2.4%

Anheuser-Busch Cos. LLC
4.70%, 2/1/2036	50,000	45,192
4.90%, 2/1/2046	150,000	128,651

Anheuser-Busch InBev Worldwide, Inc.
4.75%, 1/23/2029	75,000	72,954
5.55%, 1/23/2049	85,000	80,050

Diageo Capital plc
5.88%, 9/30/2036	25,000	25,179

PepsiCo, Inc.
2.25%, 3/19/2025	15,000	14,131
2.63%, 7/29/2029	75,000	64,919
3.50%, 3/19/2040	150,000	116,770
		547,846

Biotechnology – 1.0%

Amgen, Inc.
1.90%, 2/21/2025	25,000	23,303
2.80%, 8/15/2041	40,000	26,767
4.66%, 6/15/2051	150,000	123,867

Biogen, Inc.
3.15%, 5/1/2050	50,000	30,846

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	455

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Biotechnology – (continued)

Regeneron Pharmaceuticals, Inc.
1.75%, 9/15/2030	$50,000	$37,669
		242,452

Building Products – 0.4%

Carrier Global Corp.
3.38%, 4/5/2040	75,000	53,539

Owens Corning
4.30%, 7/15/2047	40,000	28,151
		81,690

Capital Markets – 7.3%

Bank of New York Mellon Corp. (The)
3.40%, 1/29/2028	100,000	90,965
4.29%, 6/13/2033(a)	30,000	26,853

Blackstone Private Credit Fund
2.63%, 12/15/2026	50,000	41,041

Blackstone Secured Lending Fund
2.13%, 2/15/2027	75,000	60,532

Deutsche Bank AG
3.55%, 9/18/2031(a)	150,000	111,632

FS KKR Capital Corp.
2.63%, 1/15/2027	50,000	40,280

Goldman Sachs Group, Inc. (The)
3.50%, 4/1/2025	150,000	142,121
2.38%, 7/21/2032(a)	25,000	18,604
3.10%, 2/24/2033(a)	35,000	27,412
6.75%, 10/1/2037	75,000	74,152
6.25%, 2/1/2041	40,000	39,160
5.15%, 5/22/2045	75,000	60,868

Moody’s Corp.
3.75%, 2/25/2052	50,000	35,308

Morgan Stanley
Series F, 3.88%, 4/29/2024	150,000	146,906
3.13%, 7/27/2026	150,000	136,887
0.98%, 12/10/2026(a)	40,000	34,230
2.70%, 1/22/2031(a)	200,000	160,150
2.24%, 7/21/2032(a)	45,000	33,172
5.60%, 3/24/2051(a)	50,000	46,098
2.80%, 1/25/2052(a)	60,000	35,112

Nasdaq, Inc.
3.85%, 6/30/2026	75,000	71,404

Investments	Principal Amount	Value

Capital Markets – (continued)

Owl Rock Capital Corp.
2.63%, 1/15/2027	$50,000	$40,030

S&P Global, Inc.
1.25%, 8/15/2030	75,000	55,742
2.90%, 3/1/2032(b)	75,000	61,688

State Street Corp.
2.90%, 3/30/2026(a)	75,000	70,480
2.40%, 1/24/2030	45,000	36,744
		1,697,571

Chemicals – 0.4%

Ecolab, Inc.
4.80%, 3/24/2030	50,000	48,389

International Flavors & Fragrances, Inc.
5.00%, 9/26/2048	15,000	11,975

Sherwin-Williams Co. (The)
2.95%, 8/15/2029	50,000	42,368
		102,732

Commercial Services & Supplies – 0.0%(c)

Waste Management, Inc.
4.10%, 3/1/2045	10,000	8,046

Communications Equipment – 0.3%

Cisco Systems, Inc.
5.90%, 2/15/2039	75,000	76,561

Consumer Finance – 2.4%

American Express Co.
3.13%, 5/20/2026	75,000	69,391
3.30%, 5/3/2027	75,000	67,938

Capital One Financial Corp.
3.27%, 3/1/2030(a)	45,000	36,931
5.27%, 5/10/2033(a)	50,000	44,627

Caterpillar Financial Services Corp.
0.95%, 1/10/2024	75,000	71,601
1.10%, 9/14/2027	100,000	83,363

General Motors Financial Co., Inc.
3.10%, 1/12/2032	100,000	76,107

Synchrony Financial
4.38%, 3/19/2024	75,000	73,321
2.88%, 10/28/2031	35,000	24,606
		547,885

See Accompanying Notes to the Financial Statements.

456	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Containers & Packaging – 0.3%

International Paper Co.
6.00%, 11/15/2041	$50,000	$46,596

Packaging Corp. of America
3.05%, 10/1/2051	20,000	12,088
		58,684

Diversified Financial Services – 1.1%

Corebridge Financial, Inc.
4.35%, 4/5/2042(b)	35,000	26,237

Shell International Finance BV
3.88%, 11/13/2028	75,000	70,047
6.38%, 12/15/2038	75,000	79,116
4.38%, 5/11/2045	100,000	82,705
3.25%, 4/6/2050	5,000	3,436
		261,541

Diversified Telecommunication Services – 5.7%

AT&T, Inc.
4.35%, 3/1/2029	150,000	139,425
4.30%, 2/15/2030	150,000	136,763
3.50%, 6/1/2041	75,000	52,988
3.50%, 9/15/2053	95,000	60,974
3.55%, 9/15/2055	25,000	15,909
3.80%, 12/1/2057	75,000	49,423
3.65%, 9/15/2059	75,000	47,310

Orange SA
9.00%, 3/1/2031(d)	75,000	89,600

Verizon Communications, Inc.
4.13%, 3/16/2027	150,000	142,623
4.33%, 9/21/2028	150,000	140,620
2.55%, 3/21/2031	150,000	118,534
2.36%, 3/15/2032	100,000	75,753
2.65%, 11/20/2040	150,000	95,214
3.40%, 3/22/2041	115,000	81,763
4.86%, 8/21/2046	75,000	62,593
3.55%, 3/22/2051	25,000	16,875
		1,326,367

Electric Utilities – 3.7%

Commonwealth Edison Co.
3.00%, 3/1/2050	50,000	31,783

Connecticut Light and Power Co. (The)
Series A, 2.05%, 7/1/2031	75,000	58,531

Investments	Principal Amount	Value

Electric Utilities – (continued)

Edison International
4.13%, 3/15/2028	$225,000	$200,106

Eversource Energy
3.45%, 1/15/2050	45,000	29,972

Exelon Corp.
2.75%, 3/15/2027(b)	150,000	134,103
4.95%, 6/15/2035	75,000	67,532
4.45%, 4/15/2046	50,000	39,195

Potomac Electric Power Co.
3.60%, 3/15/2024	75,000	73,536

Southern California Edison Co.
Series C, 4.13%, 3/1/2048	50,000	36,368

Virginia Electric and Power Co.
Series B, 3.75%, 5/15/2027	150,000	140,685
Series C, 4.63%, 5/15/2052	40,000	33,201
		845,012

Energy Equipment & Services – 0.4%

Baker Hughes Holdings LLC
4.08%, 12/15/2047	30,000	21,739

Halliburton Co.
2.92%, 3/1/2030	15,000	12,615
4.85%, 11/15/2035	75,000	66,257
		100,611

Equity Real Estate Investment Trusts (REITs) – 4.4%

Alexandria Real Estate Equities, Inc.
2.75%, 12/15/2029	150,000	121,661

AvalonBay Communities, Inc.
2.95%, 5/11/2026	150,000	136,833

Boston Properties LP
3.25%, 1/30/2031	75,000	59,747

Equinix, Inc.
3.20%, 11/18/2029	75,000	62,819
3.40%, 2/15/2052	50,000	31,482

ERP Operating LP
4.50%, 7/1/2044	30,000	24,015

Healthpeak Properties, Inc.
1.35%, 2/1/2027	75,000	63,082

Host Hotels & Resorts LP
Series F, 4.50%, 2/1/2026	75,000	70,011

Kilroy Realty LP
4.38%, 10/1/2025	75,000	71,420

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	457

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Kimco Realty Corp.
2.25%, 12/1/2031	$75,000	$55,215

Prologis LP
4.63%, 1/15/2033	20,000	18,520
3.00%, 4/15/2050	35,000	22,010

Simon Property Group LP
2.65%, 2/1/2032	75,000	56,999
6.75%, 2/1/2040	25,000	24,836

UDR, Inc.
3.20%, 1/15/2030	75,000	62,001

Ventas Realty LP
4.00%, 3/1/2028	80,000	72,294

Weyerhaeuser Co.
3.38%, 3/9/2033	75,000	59,872
		1,012,817

Food & Staples Retailing – 1.3%

Kroger Co. (The)
3.95%, 1/15/2050	55,000	39,792

Walgreens Boots Alliance, Inc.
3.45%, 6/1/2026	75,000	70,215
4.10%, 4/15/2050	15,000	10,356

Walmart, Inc.
1.80%, 9/22/2031	150,000	118,628
2.50%, 9/22/2041	30,000	20,652
4.05%, 6/29/2048	40,000	33,422
		293,065

Food Products – 2.1%

Bunge Ltd. Finance Corp.
1.63%, 8/17/2025	75,000	67,138

Campbell Soup Co.
4.15%, 3/15/2028	75,000	70,348

General Mills, Inc.
2.88%, 4/15/2030	75,000	63,368

Hormel Foods Corp.
0.65%, 6/3/2024	75,000	70,050

Ingredion, Inc.
2.90%, 6/1/2030	50,000	40,865

Kellogg Co.
2.65%, 12/1/2023	75,000	73,514
2.10%, 6/1/2030	75,000	58,919

Investments	Principal Amount	Value

Food Products – (continued)

Mondelez International, Inc.
2.63%, 9/4/2050	$75,000	$43,397
		487,599

Gas Utilities – 0.5%

Atmos Energy Corp.
5.75%, 10/15/2052	25,000	24,242

Southern California Gas Co.
2.95%, 4/15/2027	100,000	90,392
		114,634

Health Care Equipment & Supplies – 1.4%

Abbott Laboratories
4.90%, 11/30/2046	95,000	88,660

Baxter International, Inc.
1.73%, 4/1/2031	75,000	54,542
3.13%, 12/1/2051	50,000	30,451

Boston Scientific Corp.
2.65%, 6/1/2030	75,000	61,942

Medtronic, Inc.
4.63%, 3/15/2045	30,000	26,221

Zimmer Biomet Holdings, Inc.
2.60%, 11/24/2031	75,000	58,000
		319,816

Health Care Providers & Services – 5.1%

Aetna, Inc.
3.88%, 8/15/2047	50,000	35,956

AmerisourceBergen Corp.
2.70%, 3/15/2031	75,000	59,690

Cardinal Health, Inc.
3.08%, 6/15/2024	75,000	72,284
4.90%, 9/15/2045	50,000	39,600

Cigna Corp.
4.38%, 10/15/2028	60,000	56,479
4.90%, 12/15/2048	100,000	84,906

CVS Health Corp.
3.88%, 7/20/2025	75,000	72,363
4.30%, 3/25/2028	150,000	140,749
4.78%, 3/25/2038	10,000	8,680
5.05%, 3/25/2048	150,000	127,416

Elevance Health, Inc.
2.38%, 1/15/2025	150,000	140,959
2.25%, 5/15/2030	75,000	60,224
3.60%, 3/15/2051	75,000	52,763

See Accompanying Notes to the Financial Statements.

458	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Health Care Providers & Services – (continued)

Kaiser Foundation Hospitals
Series 2021, 2.81%, 6/1/2041	$75,000	$50,218

Laboratory Corp. of America Holdings
1.55%, 6/1/2026	75,000	65,112
2.70%, 6/1/2031	75,000	59,721

Quest Diagnostics, Inc.
2.95%, 6/30/2030	50,000	41,783
		1,168,903

Hotels, Restaurants & Leisure – 1.1%

Marriott International, Inc.
Series R, 3.13%, 6/15/2026	100,000	91,277
Series II, 2.75%, 10/15/2033	5,000	3,630

McDonald’s Corp.
3.50%, 7/1/2027	75,000	69,843
4.70%, 12/9/2035	50,000	45,546
4.88%, 12/9/2045	50,000	43,262
3.63%, 9/1/2049	15,000	10,582
		264,140

Household Durables – 0.5%

Lennar Corp.
4.50%, 4/30/2024	75,000	73,635

Whirlpool Corp.
4.60%, 5/15/2050	50,000	36,154
		109,789

Household Products – 0.3%

Kimberly-Clark Corp.
3.10%, 3/26/2030	75,000	65,690

Independent Power and Renewable Electricity Producers – 0.4%

Constellation Energy Generation LLC
3.25%, 6/1/2025	75,000	71,112

Oglethorpe Power Corp.
5.05%, 10/1/2048	20,000	16,047
		87,159

Industrial Conglomerates – 0.4%

3M Co.
3.70%, 4/15/2050	45,000	32,152

Investments	Principal Amount	Value

Industrial Conglomerates – (continued)

Trane Technologies Luxembourg Finance SA
3.80%, 3/21/2029	$75,000	$66,866
		99,018

Insurance – 4.2%

Allstate Corp. (The)
3.85%, 8/10/2049	40,000	28,973

American International Group, Inc.
4.75%, 4/1/2048	75,000	61,911

Brighthouse Financial, Inc.
3.85%, 12/22/2051	50,000	29,397

Chubb INA Holdings, Inc.
3.35%, 5/3/2026	150,000	141,177
4.35%, 11/3/2045	20,000	16,305

Everest Reinsurance Holdings, Inc.
3.13%, 10/15/2052	50,000	28,992

Hartford Financial Services Group, Inc. (The)
3.60%, 8/19/2049	35,000	23,772

Lincoln National Corp.
4.38%, 6/15/2050	15,000	10,777

Manulife Financial Corp.
4.06%, 2/24/2032(a)	75,000	66,080

MetLife, Inc.
3.60%, 4/10/2024	150,000	146,696
10.75%, 8/1/2039	50,000	64,600
4.60%, 5/13/2046	40,000	33,308

Prudential Financial, Inc.
1.50%, 3/10/2026	150,000	132,874
4.50%, 9/15/2047(a)	75,000	64,670
4.35%, 2/25/2050	50,000	39,626

Travelers Cos., Inc. (The)
4.00%, 5/30/2047	60,000	45,586

Unum Group
4.13%, 6/15/2051	50,000	31,474
		966,218

Interactive Media & Services – 0.2%

Alphabet, Inc.
1.10%, 8/15/2030	15,000	11,520
2.05%, 8/15/2050	75,000	42,886
		54,406

Internet & Direct Marketing Retail – 0.3%

eBay, Inc.
2.70%, 3/11/2030	75,000	60,965

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	459

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

IT Services – 0.7%

Mastercard, Inc.
2.95%, 6/1/2029	$140,000	$123,900

PayPal Holdings, Inc.
5.05%, 6/1/2052	35,000	30,330
		154,230

Leisure Products – 0.1%

Hasbro, Inc.
6.35%, 3/15/2040	15,000	13,719

Machinery – 1.6%

Caterpillar, Inc.
5.20%, 5/27/2041	75,000	72,312

Cummins, Inc.
1.50%, 9/1/2030	75,000	57,122

Illinois Tool Works, Inc.
2.65%, 11/15/2026	150,000	137,504

Otis Worldwide Corp.
3.11%, 2/15/2040	75,000	52,076

Stanley Black & Decker, Inc.
4.00%, 3/15/2060(a)	75,000	62,152
		381,166

Media – 2.0%

Charter Communications Operating LLC
5.50%, 4/1/2063	320,000	241,781

Fox Corp.
4.71%, 1/25/2029	75,000	69,811

Paramount Global
4.95%, 1/15/2031	75,000	65,459
4.38%, 3/15/2043	75,000	50,483
4.95%, 5/19/2050	50,000	34,964
		462,498

Metals & Mining – 0.3%

Newmont Corp.
5.88%, 4/1/2035	75,000	72,131

Multiline Retail – 1.0%

Kohl’s Corp.
3.38%, 5/1/2031(d)	50,000	33,062

Target Corp.
2.25%, 4/15/2025	75,000	70,482
2.65%, 9/15/2030	150,000	125,477
		229,021

Investments	Principal Amount	Value

Multi-Utilities – 1.2%

CMS Energy Corp.
4.88%, 3/1/2044	$25,000	$20,749

Consolidated Edison Co. of New York, Inc.
4.50%, 5/15/2058	50,000	37,816
3.60%, 6/15/2061	35,000	23,120

Dominion Energy, Inc.
Series C, 3.38%, 4/1/2030	100,000	85,833
Series B, 3.30%, 4/15/2041	58,000	41,058

San Diego Gas & Electric Co.
2.95%, 8/15/2051	45,000	28,369

Sempra Energy
4.00%, 2/1/2048	50,000	35,652
		272,597

Oil, Gas & Consumable Fuels – 5.1%

BP Capital Markets America, Inc.
3.38%, 2/8/2061	75,000	47,631

Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/2029	25,000	21,774

Devon Energy Corp.
5.00%, 6/15/2045	35,000	29,214

Enbridge, Inc.
2.50%, 8/1/2033	75,000	56,083
5.50%, 7/15/2077(a)	75,000	64,357

Enterprise Products Operating LLC
6.45%, 9/1/2040	45,000	44,150
4.25%, 2/15/2048	75,000	55,670
4.20%, 1/31/2050	25,000	18,373

Hess Corp.
3.50%, 7/15/2024	75,000	72,322
6.00%, 1/15/2040	25,000	23,416

Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	75,000	74,526

Kinder Morgan, Inc.
4.30%, 6/1/2025	75,000	72,980
2.00%, 2/15/2031	20,000	15,006
5.55%, 6/1/2045	50,000	43,216

Magellan Midstream Partners LP
3.95%, 3/1/2050	50,000	34,097

Marathon Petroleum Corp.
4.50%, 4/1/2048	50,000	37,556

MPLX LP
1.75%, 3/1/2026	75,000	65,388
2.65%, 8/15/2030	25,000	19,682
5.50%, 2/15/2049	55,000	45,895

See Accompanying Notes to the Financial Statements.

460	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Sabine Pass Liquefaction LLC
4.50%, 5/15/2030	$25,000	$22,802

TotalEnergies Capital International SA
2.83%, 1/10/2030	75,000	64,373
3.13%, 5/29/2050	55,000	36,299

Transcontinental Gas Pipe Line Co. LLC
3.25%, 5/15/2030	50,000	42,102

Valero Energy Corp.
2.80%, 12/1/2031	75,000	59,150
4.00%, 6/1/2052	30,000	21,205

Williams Cos., Inc. (The)
5.75%, 6/24/2044	50,000	44,623
5.10%, 9/15/2045	55,000	45,151
		1,177,041

Paper & Forest Products – 0.2%

Suzano Austria GmbH
Series DM3N, 3.13%, 1/15/2032	75,000	55,312

Personal Products – 0.5%

Estee Lauder Cos., Inc. (The)
3.15%, 3/15/2027	75,000	69,296
1.95%, 3/15/2031	50,000	39,146
		108,442

Pharmaceuticals – 4.6%

AstraZeneca plc
4.00%, 9/18/2042	30,000	24,633

Bristol-Myers Squibb Co.
3.90%, 3/15/2062	135,000	98,610

GlaxoSmithKline Capital, Inc.
6.38%, 5/15/2038	25,000	26,794

Johnson & Johnson
3.63%, 3/3/2037	120,000	102,589
3.70%, 3/1/2046	75,000	59,629

Merck & Co., Inc.
2.90%, 3/7/2024	75,000	73,095
3.40%, 3/7/2029	75,000	68,420
2.35%, 6/24/2040	150,000	99,404
2.75%, 12/10/2051	50,000	31,765

Mylan, Inc.
5.20%, 4/15/2048	25,000	16,858

Investments	Principal Amount	Value

Pharmaceuticals – (continued)

Novartis Capital Corp.
3.40%, 5/6/2024	$75,000	$73,547
2.00%, 2/14/2027	75,000	66,995
2.75%, 8/14/2050	75,000	49,167

Pfizer, Inc.
0.80%, 5/28/2025	75,000	67,997
3.45%, 3/15/2029	75,000	68,634
7.20%, 3/15/2039	75,000	87,952
2.55%, 5/28/2040	50,000	34,599

Viatris, Inc.
4.00%, 6/22/2050	35,000	20,290
		1,070,978

Road & Rail – 2.2%

Canadian National Railway Co.
4.45%, 1/20/2049	55,000	45,757

Canadian Pacific Railway Co.
1.35%, 12/2/2024	75,000	69,216
4.80%, 8/1/2045	65,000	55,251

CSX Corp.
3.40%, 8/1/2024	75,000	72,910
4.30%, 3/1/2048	75,000	59,893
3.80%, 4/15/2050	25,000	18,115

JB Hunt Transport Services, Inc.
3.88%, 3/1/2026	45,000	43,161

Kansas City Southern
2.88%, 11/15/2029	75,000	63,246

Norfolk Southern Corp.
3.00%, 3/15/2032	75,000	62,098
3.70%, 3/15/2053	20,000	13,991
		503,638

Semiconductors & Semiconductor Equipment – 1.2%

Intel Corp.
2.00%, 8/12/2031	70,000	53,482
4.75%, 3/25/2050	150,000	121,548
4.95%, 3/25/2060	50,000	40,488

QUALCOMM, Inc.
3.45%, 5/20/2025	75,000	72,358
		287,876

Software – 3.5%

Adobe, Inc.
2.30%, 2/1/2030	50,000	41,553

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	461

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Software – (continued)

Microsoft Corp.
2.40%, 8/8/2026	$90,000	$83,274
3.30%, 2/6/2027	200,000	190,093
3.45%, 8/8/2036	50,000	42,843
2.53%, 6/1/2050	250,000	156,832

Salesforce, Inc.
1.50%, 7/15/2028	75,000	62,645
2.90%, 7/15/2051	75,000	48,297

VMware, Inc.
1.40%, 8/15/2026	150,000	127,966

Workday, Inc.
3.70%, 4/1/2029	75,000	66,782
		820,285

Specialty Retail – 1.4%

Home Depot, Inc. (The)
5.95%, 4/1/2041	10,000	10,160

Lowe’s Cos., Inc.
2.50%, 4/15/2026	50,000	45,721
3.65%, 4/5/2029	75,000	67,426
2.63%, 4/1/2031	75,000	60,048
5.00%, 4/15/2033	65,000	61,330
2.80%, 9/15/2041	50,000	31,831
3.00%, 10/15/2050	50,000	29,960
4.45%, 4/1/2062	10,000	7,264
		313,740

Technology Hardware, Storage & Peripherals – 2.4%

Apple, Inc.
3.25%, 2/23/2026	125,000	119,197
2.38%, 2/8/2041	80,000	53,538
3.85%, 5/4/2043	150,000	122,080
4.65%, 2/23/2046	50,000	45,167
4.10%, 8/8/2062	30,000	23,303

Dell International LLC
8.10%, 7/15/2036	54,000	57,205
3.38%, 12/15/2041(b)	50,000	31,031

Hewlett Packard Enterprise Co.
6.35%, 10/15/2045(d)	20,000	18,087

HP, Inc.
2.65%, 6/17/2031	58,000	42,499
6.00%, 9/15/2041	50,000	44,306
		556,413

Investments	Principal Amount	Value

Textiles, Apparel & Luxury Goods – 0.1%

Ralph Lauren Corp.
2.95%, 6/15/2030	$10,000	$8,380

VF Corp.
2.95%, 4/23/2030	30,000	24,202
		32,582

Water Utilities – 0.5%

American Water Capital Corp.
2.30%, 6/1/2031	150,000	117,445

Wireless Telecommunication Services – 0.6%

Vodafone Group plc
5.25%, 5/30/2048	150,000	122,647
4.88%, 6/19/2049	25,000	19,346
		141,993
Total Corporate Bonds (Cost $27,069,070)		21,969,323
Total Investments – 94.9% (Cost $27,069,070)		21,969,323

Other assets less liabilities – 5.1%		1,186,202
NET ASSETS – 100.0%		$23,155,525

(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(c)	Represents less than 0.05% of net assets.

(d)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2022.

Percentages shown are based on Net Assets.

See Accompanying Notes to the Financial Statements.

462	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13
Aggregate gross unrealized depreciation	(5,228,498)
Net unrealized depreciation	$(5,228,485)
Federal income tax cost	$27,197,808

Security Type	% of Net Assets
Corporate Bonds	94.9%
Others(1)	5.1
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	463

Schedule of Investments

FlexShares® Ready Access Variable Income Fund

October 31, 2022

Investments	Principal Amount	Value

CORPORATE BONDS – 75.6%

Aerospace & Defense – 1.4%

Boeing Co. (The)
1.17%, 2/4/2023	$929,000	$919,845
4.51%, 5/1/2023	775,000	771,804
1.95%, 2/1/2024	900,000	858,258

General Dynamics Corp.
2.25%, 11/15/2022	6,480,000	6,475,731
3.38%, 5/15/2023	2,650,000	2,627,074
		11,652,712

Air Freight & Logistics – 0.4%

United Parcel Service, Inc.
2.50%, 4/1/2023	1,047,000	1,036,572
(ICE LIBOR USD 3 Month + 0.45%), 4.19%, 4/1/2023(a)	2,540,000	2,537,198
		3,573,770

Automobiles – 2.4%

BMW US Capital LLC
3.80%, 4/6/2023(b)	2,250,000	2,238,817
(United States SOFR Compounded Index + 0.53%), 3.58%, 4/1/2024(a)(b)	900,000	895,995

Hyundai Capital America
1.25%, 9/18/2023(b)	910,000	874,142
0.80%, 1/8/2024(b)	1,700,000	1,604,506
0.88%, 6/14/2024(b)	1,000,000	918,577

Kia Corp.
2.38%, 2/14/2025(b)	730,000	672,075

Mercedes-Benz Finance North America LLC
3.35%, 2/22/2023(b)	1,020,000	1,015,047
0.75%, 3/1/2024(b)	2,350,000	2,213,324

Nissan Motor Acceptance Co. LLC
1.13%, 9/16/2024(b)	900,000	803,576

Stellantis NV
5.25%, 4/15/2023	2,211,000	2,202,753

Volkswagen Group of America Finance LLC
0.75%, 11/23/2022(b)	1,000,000	997,180

Investments	Principal Amount	Value

Automobiles – (continued)
3.13%, 5/12/2023(b)	$1,410,000	$1,393,533
0.88%, 11/22/2023(b)	2,000,000	1,903,859
(SOFR + 0.95%), 4.00%, 6/7/2024(a)(b)	2,690,000	2,681,287
		20,414,671

Banks – 21.8%

ANZ New Zealand Int’l Ltd.
(SOFR + 0.60%), 3.67%, 2/18/2025(a)(b)	1,450,000	1,433,795

Australia & New Zealand Banking Group Ltd.
2.63%, 11/9/2022	6,000,000	5,998,017

Banco Santander SA
(SOFR + 1.24%), 4.26%, 5/24/2024(a)	4,800,000	4,785,667
5.15%, 8/18/2025	1,400,000	1,345,535

Bank of America Corp.
(BSBY3M + 0.43%), 3.34%, 5/28/2024(a)	3,700,000	3,642,539
(SOFR + 0.73%), 3.78%, 10/24/2024(a)	2,200,000	2,172,999
Series 2025, (SOFR + 0.66%), 3.73%, 2/4/2025(a)	2,000,000	1,966,565

Bank of Montreal
(United States SOFR Compounded Index + 0.27%), 3.32%, 4/14/2023(a)	6,588,000	6,571,651
(United States SOFR Compounded Index + 0.62%), 3.68%, 9/15/2026(a)	3,300,000	3,160,301

Bank of New Zealand
(SOFR + 0.81%), 3.86%, 1/27/2027(a)(b)	4,000,000	3,918,692

Bank of Nova Scotia (The)
0.55%, 9/15/2023	3,000,000	2,879,703
(United States SOFR Compounded Index + 0.55%), 3.61%, 3/2/2026(a)	5,000,000	4,813,976

See Accompanying Notes to the Financial Statements.

464	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)

Banque Federative du Credit Mutuel SA
(ICE LIBOR USD 3 Month + 0.96%), 5.20%, 7/20/2023(a)(b)	$1,000,000	$1,003,320

BNP Paribas SA
4.25%, 10/15/2024	1,000,000	963,141

Canadian Imperial Bank of Commerce
(SOFR + 0.80%), 3.86%, 3/17/2023(a)	2,300,000	2,299,128
0.45%, 6/22/2023	5,000,000	4,850,549

Capital One NA
3.38%, 2/15/2023	350,000	348,433

Citigroup, Inc.
(SOFR + 0.67%), 3.74%, 5/1/2025(a)	900,000	880,483
(SOFR + 0.69%), 3.74%, 1/25/2026(a)	2,400,000	2,326,586

Citizens Bank NA
3.70%, 3/29/2023	6,645,000	6,609,316

Commonwealth Bank of Australia
(SOFR + 0.40%), 3.46%, 7/7/2025(a)(b)	1,800,000	1,770,371
(SOFR + 0.52%), 3.58%, 6/15/2026(a)(b)	1,900,000	1,858,838

Cooperatieve Rabobank UA
(United States SOFR Compounded Index + 0.30%), 3.33%, 1/12/2024(a)	2,000,000	1,984,740
(United States SOFR Compounded Index + 0.38%), 3.42%, 1/10/2025(a)	1,600,000	1,578,672

Credit Agricole SA
3.75%, 4/24/2023(b)	5,899,000	5,853,797

Discover Bank
3.35%, 2/6/2023	3,878,000	3,859,014

Fifth Third Bank NA
5.85%, 10/27/2025(c)	8,500,000	8,510,446

HSBC Holdings plc
0.73%, 8/17/2024(c)	2,240,000	2,124,013

Investments	Principal Amount	Value

Banks – (continued)

ING Groep NV
(United States SOFR Compounded Index + 1.01%), 4.02%, 4/1/2027(a)	$3,800,000	$3,625,925

JPMorgan Chase & Co.
0.77%, 8/9/2025(c)	1,000,000	912,585
(SOFR + 0.92%), 3.99%, 2/24/2026(a)	6,000,000	5,851,620
(SOFR + 0.77%), 3.82%, 9/22/2027(a)	2,500,000	2,354,779

KeyBank NA
(SOFR + 0.34%), 3.39%, 1/3/2024(a)	4,800,000	4,760,393
(United States SOFR Compounded Index + 0.32%), 3.38%, 6/14/2024(a)	2,000,000	1,977,002

Lloyds Banking Group plc
4.05%, 8/16/2023	4,729,000	4,672,701
4.72%, 8/11/2026(c)	2,300,000	2,176,151

Mitsubishi UFJ Financial Group, Inc.
3.46%, 3/2/2023	500,000	497,713
4.79%, 7/18/2025(c)	2,000,000	1,961,847

Mizuho Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.61%), 3.78%, 9/8/2024(a)	2,900,000	2,868,681

National Australia Bank Ltd.
1.88%, 12/13/2022	1,000,000	997,346
(SOFR + 0.86%), 3.92%, 6/9/2025(a)(b)	5,200,000	5,181,828
(SOFR + 0.65%), 3.68%, 1/12/2027(a)(b)	4,000,000	3,920,000

National Bank of Canada
0.75%, 8/6/2024	900,000	826,861

NatWest Markets plc
(SOFR + 0.53%), 3.60%, 8/12/2024(a)(b)	600,000	588,087

Nordea Bank Abp
1.00%, 6/9/2023(b)	640,000	623,243
(SOFR + 0.96%), 4.00%, 6/6/2025(a)(b)	2,000,000	1,984,130

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	465

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)

PNC Financial Services Group, Inc. (The)
2.85%, 11/9/2022(d)	$375,000	$374,881

Royal Bank of Canada
(ICE LIBOR USD 3 Month + 0.36%), 4.44%, 1/17/2023(a)	536,000	535,378
3.97%, 7/26/2024	3,000,000	2,930,690
(United States SOFR Compounded Index + 0.44%), 3.49%, 1/21/2025(a)	3,000,000	2,941,640
(United States SOFR Compounded Index + 0.53%), 3.58%, 1/20/2026(a)	2,750,000	2,658,824
(United States SOFR Compounded Index + 0.57%), 3.62%, 4/27/2026(a)	2,000,000	1,930,677

Skandinaviska Enskilda Banken AB
2.20%, 12/12/2022(b)	600,000	598,398
(ICE LIBOR USD 3 Month + 0.32%), 3.40%, 9/1/2023(a)(b)	2,800,000	2,787,508
0.65%, 9/9/2024(b)	500,000	457,684
(SOFR + 0.96%), 4.02%, 6/9/2025(a)(b)	1,000,000	993,309

Societe Generale SA
2.63%, 10/16/2024(b)	1,000,000	932,715

Sumitomo Mitsui Financial Group, Inc.
0.51%, 1/12/2024	300,000	282,679
(SOFR + 0.88%), 3.90%, 1/14/2027(a)	1,480,000	1,441,772

Sumitomo Mitsui Trust Bank Ltd.
0.80%, 9/12/2023(b)	900,000	864,862
0.85%, 3/25/2024(b)	400,000	374,422

Svenska Handelsbanken AB
(United States SOFR Compounded Index + 0.91%), 3.96%, 6/10/2025(a)(b)	7,000,000	6,949,457

Investments	Principal Amount	Value

Banks – (continued)

Swedbank AB
1.30%, 6/2/2023(b)	$400,000	$390,376

Toronto-Dominion Bank (The)
(SOFR + 0.24%), 3.30%, 1/6/2023(a)	500,000	499,699
0.45%, 9/11/2023	2,606,000	2,497,272
(SOFR + 0.59%), 3.64%, 9/10/2026(a)	2,000,000	1,935,031

Truist Bank
1.25%, 3/9/2023	1,000,000	987,311

Truist Financial Corp.
(SOFR + 0.40%), 3.46%, 6/9/2025(a)	3,750,000	3,668,673

US Bank NA
3.40%, 7/24/2023	4,010,000	3,961,394

Wells Fargo & Co.
(SOFR + 1.32%), 4.36%, 4/25/2026(a)	2,600,000	2,574,702

Westpac Banking Corp.
(ICE LIBOR USD 3 Month + 0.57%), 4.48%, 1/11/2023(a)	663,000	662,579
(SOFR + 1.00%), 4.07%, 8/26/2025(a)	5,000,000	4,999,930
(SOFR + 0.52%), 3.56%, 6/3/2026(a)	2,568,000	2,509,414
		187,032,456

Beverages – 1.4%

Constellation Brands, Inc.
3.60%, 5/9/2024	1,590,000	1,555,679

Diageo Capital plc
2.63%, 4/29/2023	6,060,000	5,993,701

Keurig Dr Pepper, Inc.
0.75%, 3/15/2024	3,500,000	3,297,276

PepsiCo, Inc.
0.75%, 5/1/2023	735,000	720,930
		11,567,586

Biotechnology – 1.6%

AbbVie, Inc.
2.90%, 11/6/2022	4,000,000	3,998,560
2.30%, 11/21/2022	2,000,000	1,997,308
(ICE LIBOR USD 3 Month + 0.65%), 3.63%, 11/21/2022(a)	1,035,000	1,034,265

See Accompanying Notes to the Financial Statements.

466	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Biotechnology – (continued)

Gilead Sciences, Inc.
0.75%, 9/29/2023	$6,624,000	$6,375,278
		13,405,411

Capital Markets – 5.1%

Ares Capital Corp.
3.50%, 2/10/2023	1,100,000	1,093,595

Bank of New York Mellon Corp. (The)
Series J, (SOFR + 0.20%), 3.24%, 10/25/2024(a)	2,800,000	2,753,392

Blackstone Private Credit Fund
2.70%, 1/15/2025	800,000	730,841

Charles Schwab Corp. (The)
2.65%, 1/25/2023	1,472,000	1,465,952
(United States SOFR Compounded Index + 0.50%), 3.55%, 3/18/2024(a)	1,390,000	1,381,124
(United States SOFR Compounded Index + 1.05%), 4.09%, 3/3/2027(a)	7,000,000	6,850,320

Credit Suisse Group AG
3.80%, 6/9/2023	1,000,000	975,000
6.37%, 7/15/2026(b)(c)	1,900,000	1,767,731

Deutsche Bank AG
(ICE LIBOR USD 3 Month + 1.19%), 4.11%, 11/16/2022(a)	1,150,000	1,149,377
(ICE LIBOR USD 3 Month + 1.23%), 4.27%, 2/27/2023(a)	650,000	648,902
0.90%, 5/28/2024	1,100,000	1,009,547

FS KKR Capital Corp.
1.65%, 10/12/2024	980,000	887,914

Goldman Sachs Group, Inc. (The)
(SOFR + 0.54%), 3.61%, 11/17/2023(a)	300,000	298,536
(SOFR + 0.58%), 3.64%, 3/8/2024(a)	2,600,000	2,567,958
5.70%, 11/1/2024	3,000,000	3,000,201

Investments	Principal Amount	Value

Capital Markets – (continued)

Morgan Stanley
1.16%, 10/21/2025(c)	$500,000	$453,119
(SOFR + 0.95%), 4.02%, 2/18/2026(a)	3,000,000	2,932,928

Nasdaq, Inc.
0.45%, 12/21/2022	4,800,000	4,772,052

UBS AG
(SOFR + 0.32%), 3.38%, 6/1/2023(a)(b)	2,500,000	2,494,475
0.70%, 8/9/2024(b)	200,000	183,747

UBS Group AG
(SOFR + 1.58%), 4.64%, 5/12/2026(a)(b)	6,000,000	5,933,152
		43,349,863

Chemicals – 0.9%

Air Products and Chemicals, Inc.
2.75%, 2/3/2023	2,000,000	1,988,551

International Flavors & Fragrances, Inc.
3.20%, 5/1/2023	750,000	742,535

Nutrien Ltd.
1.90%, 5/13/2023	4,000,000	3,925,476

Sherwin-Williams Co. (The)
4.05%, 8/8/2024	700,000	686,766

Westlake Corp.
0.88%, 8/15/2024	300,000	278,317
		7,621,645

Commercial Services & Supplies – 1.2%

RELX Capital, Inc.
3.50%, 3/16/2023	660,000	656,019

Republic Services, Inc.
4.75%, 5/15/2023	6,500,000	6,488,242

Waste Management, Inc.
2.40%, 5/15/2023	3,500,000	3,457,449
		10,601,710

Communications Equipment – 0.1%

Cisco Systems, Inc.
2.60%, 2/28/2023	471,000	467,281

Construction Materials – 0.1%

Martin Marietta Materials, Inc.
0.65%, 7/15/2023	980,000	947,902

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	467

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Consumer Finance – 4.3%

AerCap Ireland Capital DAC
(SOFR + 0.68%), 3.74%, 9/29/2023(a)	$900,000	$880,782
1.65%, 10/29/2024	750,000	680,727

Ally Financial, Inc.
3.05%, 6/5/2023	3,470,000	3,411,917

American Express Co.
(United States SOFR Compounded Index + 0.72%), 3.79%, 5/3/2024(a)	3,000,000	2,987,511

American Honda Finance Corp.
(ICE LIBOR USD 3 Month + 0.37%), 3.28%, 5/10/2023(a)	2,500,000	2,499,718
0.88%, 7/7/2023	2,420,000	2,351,296
(ICE LIBOR USD 3 Month + 0.42%), 3.59%, 9/8/2023(a)	600,000	598,768

Capital One Financial Corp.
3.20%, 1/30/2023	2,000,000	1,990,833
(ICE LIBOR USD 3 Month + 0.72%), 5.13%, 1/30/2023(a)	1,500,000	1,499,627
3.50%, 6/15/2023	1,000,000	990,569
(SOFR + 1.35%), 4.42%, 5/9/2025(a)	2,000,000	1,971,302

General Motors Financial Co., Inc.
4.15%, 6/19/2023	465,000	461,093
1.70%, 8/18/2023	380,000	367,947
(SOFR + 0.76%), 3.82%, 3/8/2024(a)	800,000	785,946
3.50%, 11/7/2024	600,000	571,892

John Deere Capital Corp.
(SOFR + 0.12%), 3.15%, 7/10/2023(a)	1,500,000	1,493,125
(SOFR + 0.20%), 3.23%, 10/11/2024(a)	2,500,000	2,467,950
(SOFR + 0.56%), 3.59%, 3/7/2025(a)	1,720,000	1,704,727

PACCAR Financial Corp.
2.65%, 4/6/2023	1,000,000	991,454

Investments	Principal Amount	Value

Consumer Finance – (continued)

Synchrony Financial
4.88%, 6/13/2025	$1,493,000	$1,434,448

Toyota Motor Credit Corp.
(SOFR + 0.32%), 3.37%, 1/13/2025(a)	7,000,000	6,888,092
		37,029,724

Containers & Packaging – 0.1%

Avery Dennison Corp.
0.85%, 8/15/2024	1,040,000	961,579

Diversified Financial Services – 0.5%

Corebridge Financial, Inc.
3.50%, 4/4/2025(b)	2,300,000	2,167,581

Element Fleet Management Corp.
1.60%, 4/6/2024(b)	500,000	470,401

Jackson Financial, Inc.
1.13%, 11/22/2023	950,000	905,179

NTT Finance Corp.
0.58%, 3/1/2024(b)	600,000	564,311
		4,107,472

Diversified Telecommunication Services – 1.9%

AT&T, Inc.
(United States SOFR Compounded Index + 0.64%), 3.69%, 3/25/2024(a)	4,160,000	4,134,867
(ICE LIBOR USD 3 Month + 1.18%), 4.42%, 6/12/2024(a)	3,550,000	3,561,568

Bell Canada (The)
Series US-3, 0.75%, 3/17/2024	1,850,000	1,740,172

British Telecommunications plc
4.50%, 12/4/2023	3,500,000	3,453,727

Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 4.01%, 5/15/2025(a)	1,000,000	999,340
(United States SOFR Compounded Index + 0.79%), 3.84%, 3/20/2026(a)	2,600,000	2,536,478
		16,426,152

See Accompanying Notes to the Financial Statements.

468	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electric Utilities – 2.3%

American Electric Power Co., Inc.
Series A, (ICE LIBOR USD 3 Month + 0.48%), 3.26%, 11/1/2023(a)	$1,400,000	$1,390,392

Entergy Louisiana LLC

0.62%, 11/17/2023	846,000	805,234

Eversource Energy
Series T, (United States SOFR Compounded Index + 0.25%), 3.31%, 8/15/2023(a)	1,500,000	1,491,801

Florida Power & Light Co.
(United States SOFR Compounded Index + 0.38%), 3.41%, 1/12/2024(a)	4,400,000	4,353,013

Georgia Power Co.
Series A, 2.10%, 7/30/2023	2,500,000	2,444,333

Mississippi Power Co.
Series A, (SOFR + 0.30%), 3.36%, 6/28/2024(a)	950,000	930,960

NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 0.27%), 3.25%, 2/22/2023(a)	2,121,000	2,117,195

OGE Energy Corp.
0.70%, 5/26/2023	1,490,000	1,451,780

PPL Electric Utilities Corp.
(ICE LIBOR USD 3 Month + 0.25%), 3.89%, 9/28/2023(a)	850,000	847,373
(SOFR + 0.33%), 3.38%, 6/24/2024(a)	1,360,000	1,341,229

Southern Co. (The)
Series 2021, (United States SOFR Compounded Index + 0.37%), 3.44%, 5/10/2023(a)	820,000	816,450
Series 21-A, 0.60%, 2/26/2024	1,840,000	1,732,523
		19,722,283

Investments	Principal Amount	Value

Energy Equipment & Services – 0.1%

Baker Hughes Holdings LLC
1.23%, 12/15/2023	$1,220,000	$1,169,338

Entertainment – 0.3%

Take-Two Interactive Software, Inc.
3.30%, 3/28/2024	510,000	495,116
3.55%, 4/14/2025	240,000	228,854

TWDC Enterprises 18 Corp.
2.35%, 12/1/2022	1,855,000	1,852,464
		2,576,434

Equity Real Estate Investment Trusts (REITs) – 2.3%

American Tower Corp.
3.50%, 1/31/2023	2,942,000	2,932,865

Boston Properties LP
3.13%, 9/1/2023	5,000,000	4,893,896

Crown Castle, Inc.
3.15%, 7/15/2023	1,700,000	1,673,608

Public Storage
(SOFR + 0.47%), 3.51%, 4/23/2024(a)	4,000,000	3,966,748

Simon Property Group LP
2.75%, 6/1/2023	5,805,000	5,726,071
(United States SOFR Compounded Index + 0.43%), 3.47%, 1/11/2024(a)	700,000	693,849
		19,887,037

Food & Staples Retailing – 0.5%

Kroger Co. (The)
3.85%, 8/1/2023	945,000	936,953

Walgreens Boots Alliance, Inc.
0.95%, 11/17/2023	1,770,000	1,692,992

Walmart, Inc.
2.35%, 12/15/2022	400,000	399,044
2.55%, 4/11/2023	1,475,000	1,460,665
		4,489,654

Food Products – 1.0%

Campbell Soup Co.
3.65%, 3/15/2023	2,394,000	2,381,929

Conagra Brands, Inc.
3.20%, 1/25/2023	2,575,000	2,563,285
0.50%, 8/11/2023	560,000	538,744

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	469

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Food Products – (continued)

General Mills, Inc.
(ICE LIBOR USD 3 Month + 1.01%), 5.09%, 10/17/2023(a)	$650,000	$653,193

Hormel Foods Corp.
0.65%, 6/3/2024	280,000	261,520

McCormick & Co., Inc.
0.90%, 2/15/2026	620,000	534,786

Tyson Foods, Inc.
3.95%, 8/15/2024	1,250,000	1,219,504
		8,152,961

Gas Utilities – 0.3%

CenterPoint Energy Resources Corp.
0.70%, 3/2/2023	2,170,000	2,139,884

Southern Natural Gas Co. LLC
0.63%, 4/28/2023(b)	180,000	175,243
		2,315,127

Health Care Equipment & Supplies – 1.9%

Baxter International, Inc.
0.87%, 12/1/2023	1,800,000	1,720,617
(United States SOFR Compounded Index + 0.44%), 3.49%, 11/29/2024(a)	1,435,000	1,398,248

DH Europe Finance II Sarl
2.05%, 11/15/2022	8,506,000	8,498,861

Stryker Corp.
0.60%, 12/1/2023	1,910,000	1,819,181

Zimmer Biomet Holdings, Inc.
3.70%, 3/19/2023	2,136,000	2,126,088
1.45%, 11/22/2024	650,000	599,459
		16,162,454

Health Care Providers & Services – 2.9%

Cigna Corp.
3.05%, 11/30/2022	4,000,000	3,995,242
(ICE LIBOR USD 3 Month + 0.89%), 4.97%, 7/15/2023(a)	2,500,000	2,500,332

Investments	Principal Amount	Value

Health Care Providers & Services – (continued)

Elevance Health, Inc.
3.30%, 1/15/2023	$1,725,000	$1,719,244
0.45%, 3/15/2023	800,000	786,731

HCA, Inc.
5.00%, 3/15/2024	400,000	396,534

Humana, Inc.
3.15%, 12/1/2022	2,110,000	2,107,558
0.65%, 8/3/2023	1,760,000	1,700,145

McKesson Corp.
2.70%, 12/15/2022	4,096,000	4,084,439

UnitedHealth Group, Inc.
2.75%, 2/15/2023	500,000	497,349
3.50%, 6/15/2023	6,000,000	5,954,537
0.55%, 5/15/2024	1,580,000	1,478,377
		25,220,488

Hotels, Restaurants & Leisure – 1.0%

Hyatt Hotels Corp.
1.30%, 10/1/2023	500,000	479,782

McDonald’s Corp.
3.35%, 4/1/2023	5,500,000	5,469,971

Starbucks Corp.
(United States SOFR Compounded Index + 0.42%), 3.48%, 2/14/2024(a)	2,370,000	2,360,117
		8,309,870

Household Durables – 0.3%

Lennar Corp.
4.88%, 12/15/2023	940,000	931,030

Whirlpool Corp.
3.70%, 3/1/2023	2,050,000	2,036,073
		2,967,103

Household Products – 0.2%

Colgate-Palmolive Co.
3.10%, 8/15/2025	1,480,000	1,419,671

Industrial Conglomerates – 0.4%

3M Co.
2.25%, 3/15/2023	680,000	673,650

General Electric Co.
Series A, (ICE LIBOR USD 3 Month + 0.30%), 4.38%, 5/13/2024(a)	3,000,000	2,919,931
		3,593,581

See Accompanying Notes to the Financial Statements.

470	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – 1.8%

Allstate Corp. (The)
(ICE LIBOR USD 3 Month + 0.63%), 4.27%, 3/29/2023(a)	$849,000	$848,001

Aon Corp.
2.20%, 11/15/2022	4,227,000	4,222,834

Athene Global Funding
1.20%, 10/13/2023(b)	1,900,000	1,817,446
(ICE LIBOR USD 3 Month + 0.73%), 4.56%, 1/8/2024(a)(b)	1,000,000	989,136

Brighthouse Financial Global Funding
0.60%, 6/28/2023(b)	630,000	610,073

Chubb INA Holdings, Inc.
2.88%, 11/3/2022	3,585,000	3,584,821

New York Life Global Funding
(United States SOFR Compounded Index + 0.33%), 3.38%, 1/14/2025(a)(b)	2,000,000	1,973,693

Protective Life Global Funding
0.63%, 10/13/2023(b)	900,000	862,487

Security Benefit Global Funding
1.25%, 5/17/2024(b)	650,000	604,210
		15,512,701

Internet & Direct Marketing Retail – 1.5%

Amazon.com, Inc.
2.50%, 11/29/2022	5,000,000	4,993,451

eBay, Inc.
2.75%, 1/30/2023	6,581,000	6,545,422
(ICE LIBOR USD 3 Month + 0.87%), 5.28%, 1/30/2023(a)	1,510,000	1,510,907
		13,049,780

IT Services – 1.8%

Fidelity National Information Services, Inc.
0.60%, 3/1/2024	910,000	855,723

Investments	Principal Amount	Value

IT Services – (continued)

Global Payments, Inc.
4.00%, 6/1/2023	$3,000,000	$2,975,784
1.50%, 11/15/2024	240,000	219,747

International Business Machines Corp.
3.38%, 8/1/2023	7,000,000	6,914,075

PayPal Holdings, Inc.
1.35%, 6/1/2023	4,775,000	4,672,443
		15,637,772

Life Sciences Tools & Services – 0.9%

Thermo Fisher Scientific, Inc.
(United States SOFR Compounded Index + 0.35%), 3.39%, 4/18/2023(a)	5,500,000	5,491,315
0.80%, 10/18/2023	1,000,000	959,583
1.22%, 10/18/2024	390,000	362,613
(United States SOFR Compounded Index + 0.53%), 3.57%, 10/18/2024(a)	550,000	544,049
		7,357,560

Machinery – 0.6%

CNH Industrial Capital LLC
1.95%, 7/2/2023	2,381,000	2,325,095
3.95%, 5/23/2025	1,290,000	1,235,350

Daimler Trucks Finance North America LLC
(SOFR + 0.60%), 3.66%, 12/14/2023(a)(b)	2,000,000	1,990,669
		5,551,114

Media – 0.6%

Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/2022	1,407,000	1,409,406

Comcast Corp.
(ICE LIBOR USD 3 Month + 0.63%), 4.71%, 4/15/2024(a)	1,000,000	998,364

Discovery Communications LLC
2.95%, 3/20/2023	2,500,000	2,478,151
		4,885,921

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	471

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Multiline Retail – 0.1%

Dollar General Corp.
4.25%, 9/20/2024	$840,000	$825,113

Multi-Utilities – 1.7%

Ameren Illinois Co.
0.38%, 6/15/2023	670,000	649,694

Black Hills Corp.
1.04%, 8/23/2024	960,000	886,187

CenterPoint Energy, Inc.
(United States SOFR Compounded Index + 0.65%), 3.71%, 5/13/2024(a)	760,000	744,172

Consolidated Edison, Inc.
Series A, 0.65%, 12/1/2023	3,600,000	3,435,545

Dominion Energy, Inc.
Series D, (ICE LIBOR USD 3 Month + 0.53%), 3.82%, 9/15/2023(a)	2,000,000	1,993,759

DTE Energy Co.
Series H, 0.55%, 11/1/2022	3,000,000	3,000,000
2.25%, 11/1/2022	1,082,000	1,082,000
4.22%, 11/1/2024(d)	1,700,000	1,659,861

Public Service Enterprise Group, Inc.
2.65%, 11/15/2022	1,380,000	1,378,915
		14,830,133

Oil, Gas & Consumable Fuels – 2.7%

Canadian Natural Resources Ltd.
2.95%, 1/15/2023	3,457,000	3,443,383

ConocoPhillips Co.
2.13%, 3/8/2024	1,500,000	1,444,321

Continental Resources, Inc.
4.50%, 4/15/2023	3,324,000	3,310,172

Enbridge, Inc.
(SOFR + 0.40%), 3.47%, 2/17/2023(a)	690,000	688,728
(United States SOFR Compounded Index + 0.63%), 3.69%, 2/16/2024(a)	4,700,000	4,648,038

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

EOG Resources, Inc.
2.63%, 3/15/2023	$2,000,000	$1,983,567

Kinder Morgan, Inc.
3.15%, 1/15/2023	1,700,000	1,691,856

MPLX LP
4.50%, 7/15/2023	2,000,000	1,982,612

NOVA Gas Transmission Ltd.
7.88%, 4/1/2023	3,000,000	3,032,779

Phillips 66
3.70%, 4/6/2023	600,000	596,804

Saudi Arabian Oil Co.
1.25%, 11/24/2023(b)	200,000	192,004

TransCanada PipeLines Ltd.
1.00%, 10/12/2024	520,000	477,371
		23,491,635

Paper & Forest Products – 0.7%

Georgia-Pacific LLC
3.73%, 7/15/2023(b)	4,000,000	3,959,318
0.63%, 5/15/2024(b)	2,200,000	2,049,641
		6,008,959

Pharmaceuticals – 1.3%

AstraZeneca plc
0.30%, 5/26/2023	6,425,000	6,262,751
(ICE LIBOR USD 3 Month + 0.67%), 3.61%, 8/17/2023(a)	480,000	479,849

Bristol-Myers Squibb Co.
0.54%, 11/13/2023	700,000	669,284

Merck & Co., Inc.
2.80%, 5/18/2023	695,000	687,750

Pfizer, Inc.
3.00%, 6/15/2023	2,490,000	2,463,521

Shire Acquisitions Investments Ireland DAC
2.88%, 9/23/2023	448,000	437,930
		11,001,085

Road & Rail – 0.7%

Canadian Pacific Railway Co.
1.35%, 12/2/2024	910,000	839,819

Ryder System, Inc.
3.40%, 3/1/2023	3,300,000	3,282,849

See Accompanying Notes to the Financial Statements.

472	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Road & Rail – (continued)

SMBC Aviation Capital Finance DAC
4.13%, 7/15/2023(b)	$700,000	$689,669

Union Pacific Corp.
2.95%, 1/15/2023	600,000	597,756
3.50%, 6/8/2023	950,000	941,654
		6,351,747

Semiconductors & Semiconductor Equipment – 0.9%

Analog Devices, Inc.
(SOFR + 0.25%), 3.30%, 10/1/2024(a)	610,000	600,315

Microchip Technology, Inc.
0.98%, 9/1/2024	870,000	798,423

NVIDIA Corp.
0.31%, 6/15/2023	5,320,000	5,173,985

QUALCOMM, Inc.
(ICE LIBOR USD 3 Month + 0.73%), 5.14%, 1/30/2023(a)	970,000	970,488
		7,543,211

Software – 1.0%

Roper Technologies, Inc.
3.65%, 9/15/2023	4,727,000	4,666,924

VMware, Inc.
0.60%, 8/15/2023	3,590,000	3,456,338
		8,123,262

Specialty Retail – 0.3%

AutoZone, Inc.
2.88%, 1/15/2023	860,000	857,239

O’Reilly Automotive, Inc.
3.85%, 6/15/2023	1,616,000	1,602,067
		2,459,306

Technology Hardware, Storage & Peripherals – 0.4%

Dell International LLC
5.45%, 6/15/2023	3,015,000	3,010,096

Hewlett Packard Enterprise Co.
2.25%, 4/1/2023	400,000	395,339
		3,405,435

Investments	Principal Amount	Value

Trading Companies & Distributors – 0.8%

Air Lease Corp.
(ICE LIBOR USD 3 Month + 0.35%), 3.64%, 12/15/2022(a)	$1,500,000	$1,498,922
4.25%, 2/1/2024	1,000,000	979,682
0.80%, 8/18/2024	980,000	892,368

GATX Corp.
3.90%, 3/30/2023	3,238,000	3,218,923
		6,589,895

Wireless Telecommunication Services – 1.1%

Rogers Communications, Inc.
3.00%, 3/15/2023	4,919,000	4,880,703
4.10%, 10/1/2023	2,000,000	1,974,273

Vodafone Group plc
2.95%, 2/19/2023	2,640,000	2,621,616
		9,476,592
Total Corporate Bonds (Cost $657,377,295)		647,247,156

ASSET–BACKED SECURITIES – 2.8%

AmeriCredit Automobile Receivables Trust
Series 2021-2, Class A2, 0.26%, 11/18/2024	1,086,926	1,083,281

Carmax Auto Owner Trust
Series 2022-3, Class A2A, 3.81%, 9/15/2025	1,562,000	1,541,211

Enterprise Fleet Financing LLC
Series 2019-2, Class A2, 2.29%, 2/20/2025(b)	63,843	63,687

Ford Credit Auto Lease Trust
Series 2022-A, Class A2A, 2.78%, 10/15/2024	748,819	738,639

Ford Credit Auto Owner Trust
Series 2022-C, Class A2A, 4.52%, 4/15/2025	3,500,000	3,482,201

GM Financial Automobile Leasing Trust
Series 2022-3, Class A2A, 4.01%, 10/21/2024	3,000,000	2,970,750

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	473

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

ASSET–BACKED SECURITIES – (continued)

GM Financial Consumer Automobile Receivables Trust
Series 2020-1, Class A4, 1.90%, 3/17/2025	$500,000	$486,805
Series 2022-3, Class A2A, 3.50%, 9/16/2025	1,875,000	1,849,668
Series 2021-3, Class A3, 0.48%, 6/16/2026	1,500,000	1,419,626

Honda Auto Receivables Owner Trust
Series 2022-2, Class A2, 3.81%, 3/18/2025	1,400,000	1,384,378

Hyundai Auto Receivables Trust
Series 2022-A, Class A2A, 1.81%, 2/18/2025	1,126,132	1,105,119
Series 2022-B, Class A2A, 3.64%, 5/15/2025	1,000,000	988,821
Series 2020-B, Class A4, 0.62%, 12/15/2025	1,439,000	1,376,299

Nissan Auto Receivables Owner Trust
Series 2022-B, Class A2, 4.50%, 8/15/2025	3,000,000	2,972,458

Santander Drive Auto Receivables Trust
Series 2022-1, Class A2, 1.36%, 12/16/2024	656,495	653,631
Series 2022-2, Class A2, 2.12%, 10/15/2026	949,061	943,374

Toyota Auto Receivables Owner Trust
Series 2020-B, Class A3, 1.36%, 8/15/2024	378,101	373,296

Verizon Owner Trust
Series 2020-A, Class A1A, 1.85%, 7/22/2024	409,476	407,350
Total Asset-Backed Securities (Cost $24,036,082)		23,840,594

MUNICIPAL BONDS – 0.7%

University of Missouri, System Facilities Revenue Bonds
Series 2020-A, 1.47%, 11/1/2023	1,000,000	967,325

Investments	Principal Amount	Value

MUNICIPAL BONDS – (continued)

City of New York
Series 2021-D, 0.59%, 8/1/2023	$1,800,000	$1,744,876

Anaheim Public Financing Authority
Series 2021-A, 0.63%, 7/1/2024	500,000	465,271

Miami-Dade County, Capital Asset Acquisition Special Obligation Bonds
Series 2020-B, 0.38%, 4/1/2023	1,110,000	1,090,299

New York City Transitional Finance Authority, Building Aid
Series 2022 Subseries S-1B, 0.64%, 7/15/2024	1,000,000	931,181
		2,486,751

Port Authority of New York & New Jersey
Series AAA, 1.09%, 7/1/2023	1,000,000	975,349
Total Municipal Bonds (Cost $6,409,425)		6,174,301

U.S. GOVERNMENT AGENCY SECURITIES – 0.2%

FFCB
(SOFR + 0.04%), 3.09%, 2/5/2024(a) (Cost $1,800,000)	1,800,000	1,799,324

FOREIGN GOVERNMENT SECURITIES – 0.1%

Japan Bank for International Cooperation
1.75%, 1/23/2023 (Cost $799,802)	800,000	795,096

SHORT-TERM INVESTMENTS – 20.9%

COMMERCIAL PAPER – 3.1%

Ameren Illinois Co.
4.16%, 11/22/2022(e)	5,000,000	4,987,983

Credit Agricole Corporate and Investment Bank
3.04%, 11/4/2022(e)	5,000,000	4,998,191

See Accompanying Notes to the Financial Statements.

474	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

SHORT-TERM INVESTMENTS – (continued)

COMMERCIAL PAPER – (continued)

MUFG Bank Ltd.
3.31%, 1/23/2023(e)	$7,000,000	$6,930,485

Peoples Gas Light & Coke Co. (The)
3.37%, 11/2/2022(e)	5,000,000	4,999,097

Swedbank AB
3.76%, 1/25/2023(e)	5,000,000	4,947,910
Total Commercial Paper (Cost $26,889,750)		26,863,666

U.S. TREASURY OBLIGATIONS – 17.8%

U.S. Treasury Bills
3.12%, 12/6/2022(e)	32,000,000	31,890,528
2.91%, 12/20/2022(e)	18,400,000	18,307,215
2.95%, 1/19/2023(e)	40,000,000	39,652,839
3.06%, 2/9/2023(e)	10,000,000	9,887,361
3.09%, 2/16/2023(e)	10,000,000	9,879,179
3.39%, 3/9/2023(e)	18,000,000	17,732,160
3.85%, 3/23/2023(e)	25,000,000	24,586,018
Total U.S. Treasury Obligations (Cost $152,216,013)		151,935,300
Total Short-Term Investments (Cost $179,105,763)		178,798,966
Total Investments – 100.3% (Cost $869,528,367)		858,655,437

Liabilities in excess of other assets – (0.3%)		(2,298,507)
NET ASSETS – 100.0%		$856,356,930

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2022.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(d)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2022.

(e)	The rate shown was the current yield as of October 31, 2022.

Percentages shown are based on Net Assets.

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

USD – US Dollar

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$31,955
Aggregate gross unrealized depreciation	(10,999,488)
Net unrealized depreciation	$(10,967,533)
Federal income tax cost	$869,622,970

FlexShares® Ready Access Variable Income Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2022:

Australia	3.3%
Canada	7.9
Finland	0.3
France	1.6
Germany	2.1
Ireland	0.3
Japan	1.9
Netherlands	0.9
New Zealand	0.6
Saudi Arabia	0.0 †
South Korea	0.1
Spain	0.7
Sweden	2.0
Switzerland	1.3
United Kingdom	3.4
United States	73.9
Other[1]	(0.3)
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-fixed-income securities and net other assets (liabilities).

Security Type	% of Net Assets
Corporate Bonds	75.6%
Asset-Backed Securities	2.8
Municipal Bonds	0.7
U.S. Government Agency Securities	0.2
Foreign Government Securities	0.1
Short-Term Investments	20.9
Others(1)	(0.3)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	475

Schedule of Investments

FlexShares® Core Select Bond Fund

October 31, 2022

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 98.3%

FlexShares® Credit- Scored US Corporate Bond Index Fund(a)	246,462	$11,170,323

FlexShares® Credit- Scored US Long Corporate Bond Index Fund(a)	20,165	797,284

FlexShares® Disciplined Duration MBS Index Fund(a)	1,073,557	21,492,612

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund(a)	271,016	6,398,688

FlexShares® Ready Access Variable Income Fund(a)	215,476	16,002,325

iShares 10+ Year Investment Grade Corporate Bond ETF(b)	296,298	13,899,339

iShares 20+ Year Treasury Bond ETF	140,987	13,550,260

iShares 3-7 Year Treasury Bond ETF(b)	193,330	21,950,688

iShares 5-10 Year Investment Grade Corporate Bond ETF	116,498	5,579,089

iShares 7-10 Year Treasury Bond ETF(b)	121,568	11,477,235

iShares MBS ETF(b)	237,518	21,457,376

iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	260,643	12,787,146
Total Exchange Traded Funds (Cost $170,117,570)		156,562,365
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 34.8%

REPURCHASE AGREEMENTS – 34.8%

CF Secured LLC, 3.00%, dated 10/31/2022, due 11/1/2022, repurchase price $55,529,711, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2022 – 8/15/2052; total market value $56,333,955 (Cost $55,525,084)	$55,525,084	$55,525,084

Investments	Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.6%

U.S. TREASURY OBLIGATIONS – 0.6%

U.S. Treasury Bills 2.45%, 12/29/2022(d)(e) (Cost $996,098)	$1,000,000	$993,846
Total Investments – 133.7% (Cost $226,638,752)		213,081,295

Liabilities in excess of other assets – (33.7%)		(53,719,216)
NET ASSETS – 100.0%		$159,362,079

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Funds.

(b)

The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 was $53,981,888, collateralized in the form of cash that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; a total value of $55,525,084.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2022. The total value of securities purchased was $55,525,084.

(d)	All or a portion of the security pledged as collateral for Futures Contracts.

(e)	The rate shown was the current yield as of October 31, 2022.

Percentages shown are based on Net Assets.

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(19,710,061)
Net unrealized depreciation	$(19,710,061)
Federal income tax cost	$232,787,396

See Accompanying Notes to the Financial Statements.

476	FLEXSHARES ANNUAL REPORT

FlexShares® Core Select Bond Fund (cont.)

For the period ended October 31, 2022, the FlexShares® Core Select Bond Fund was invested in securities of affiliated FlexShares® Funds. The Schedules of Investments of the affiliated FlexShares® Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2022, was as follows:

Security	Value October 31, 2021	Purchases at Cost	Sales Proceeds	Shares October 31, 2022	Value October 31, 2022	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
FlexShares® Credit-Scored US Corporate Bond Index Fund	$37,734,108	$19,206,977	$41,828,355	246,462	$11,170,323	$(572,482)	$468,615	$(3,369,925)
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	5,998,595	3,519,814	7,010,564	20,165	797,284	(423,099)	166,834	(1,287,462)
FlexShares® Disciplined Duration MBS Index Fund	14,831,201	31,930,651	21,371,553	1,073,557	21,492,612	(1,477,314)	620,847	(2,420,373)
FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	—	14,513,817	7,171,421	271,016	6,398,688	(502,806)	458,466	(440,902)
FlexShares® Ready Access Variable Income Fund	2,015,253	41,904,035	27,788,196	215,476	16,002,325	(23,306)	72,553	(105,461)
	$60,579,157	$111,075,294	$105,170,089	1,826,676	$55,861,232	$(2,999,007)	$1,787,315	$(7,624,123)

Futures Contracts

FlexShares® Core Select Bond Fund had the following open futures contracts as of October 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
U.S. Treasury 2 Year Note	29	12/30/2022	USD	$5,927,102	$(3,960)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Exchange Traded Funds	98.3%
Securities Lending Reinvestments	34.8
Short-Term Investments	0.6
Others(1)	(33.7)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	477

Notes to the Financial Statements October 31, 2022

1. Organization

FlexShares® Trust (the “Trust”), a Maryland statutory trust, was formed on May 13, 2010, originally named NT ETF Trust and renamed FlexShares® Trust as of April 12, 2011. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of thirty-two operational exchange-traded funds as of October 31, 2022 (each a “Fund” and collectively, the “Funds”).

The FlexShares® ESG & Climate Emerging Markets Core Index Fund commenced operations during the reporting period on April 20, 2022.

FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares® ESG & Climate Emerging Markets Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, and FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund are non-diversified series of the Trust, pursuant to the 1940 Act.

The FlexShares® US Quality Low Volatility Index Fund, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares® Emerging Markets Quality Low Volatility Index Fund, FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® STOXX® US ESG Select Index Fund, FlexShares® STOXX® Global ESG Select Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® High Yield Value-Scored Bond Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares®

iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, FlexShares® Ready Access Variable Income Fund and the FlexShares® Core Select Bond Fund are diversified series of the Trust, pursuant to the 1940 Act.

Each Fund, except the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund, seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund and the FlexShares ESG & Climate Investment Grade Corporate Core Index Fund seek to track Underlying Indexes developed by Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and FlexShares Morningstar Global Upstream Natural Resources Index Fund seek to track Underlying Indexes sponsored by Morningstar, Inc. The FlexShares STOXX® US ESG Select Index Fund, FlexShares STOXX® Global ESG Select Index Fund, and FlexShares STOXX® Global Broad Infrastructure Index Fund seek

478	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

to track Underlying Indexes sponsored by STOXX. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund seek to track Underlying Indexes sponsored by Markit Indexes Limited. The FlexShares Disciplined Duration MBS Index Fund seeks to track an Underlying Index sponsored by ICE Data Indexes, LLC.

The FlexShares Real Assets Allocation Index Fund is a fund of funds that seeks to achieve its investment objective by investing primarily in the shares of other FlexShares ETFs that are eligible for inclusion in its Underlying Index, rather than in securities of individual companies. The FlexShares Core Select Bond Fund seeks to achieve its investment objective by investing, under normal circumstances in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through FlexShares ETFs, unaffiliated ETFs and other registered investment companies. The investment performance of each of the FlexShares Real Assets Allocation Index Fund and FlexShares Core Select Bond Fund is directly related to the performance of the underlying funds in which it invests (“Underlying Fund”).

The FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund are actively managed and do not seek to replicate the performance of a specified index. The FlexShares Ready Access Variable Income Fund seeks maximum current income consistent with the preservation of capital and liquidity. The FlexShares Core Select Bond Fund seeks total return and preservation of capital. Each Fund, except the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund, is referred to herein as an “Index Fund.” Each Fund is managed by the Investment Adviser.

2. Significant Accounting Policies

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America

(“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Each Fund’s net asset value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a Fund is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Trust’s Board of Trustees (“Board”). The Funds’ investments are valued using market quotations when available. The Board has designated NTI as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Accordingly, when market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, NTI values Fund securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. The Board oversees NTI in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Additionally, NTI, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of

FLEXSHARES ANNUAL REPORT	479

Notes to the Financial Statements (cont.)

market values normally used by NTI on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.

The use of fair valuation involves the risk that the values used by NTI to price a Fund’s investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate an Index Fund’s NAV and the prices used by an Index Fund’s Underlying Index. This difference may adversely affect an Index Fund’s ability to track its Underlying Index. Portfolio securities of certain Funds are listed on foreign exchanges and their value may change on days when shareholders will not be able to purchase or sell Fund shares.

Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price, or last sale price, reported on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.

Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed-income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when it approximates fair value.

Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the primary exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day on any exchange, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as Investment Adviser. Any use of a different rate from the rates used by an Underlying Index’s index provider may adversely affect an Index Fund’s ability to track its Underlying Index. An Underlying Index’s index provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are

480	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non-exchange traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAVs and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in three levels listed below:

•	Level 1—Quoted prices in active markets for identical assets on the measurement date.

•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost, as long as amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuations as of October 31, 2022 for each Fund based upon the three levels defined above. The value of level 3 securities compared to the total Fund net assets is not material and, therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed. Please refer to the Schedules of Investments to view equity and debt securities segregated by industry type, where applicable.

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares US Quality Low Volatility Index Fund
Investments
Common Stocks*	$161,941,078	$—	$—	$161,941,078
Securities Lending Reinvestments Repurchase Agreements	—	1,156,911	—	1,156,911

Short-Term Investments	—	34,924	—	34,924

Total Investments	$161,941,078	$1,191,835	$—	$163,132,913

Other Financial Instruments
Assets
Futures Contracts	$7,830	$—	$—	$7,830
Liabilities

Futures Contracts	(1,033)	—	—	(1,033)

Total Other Financial Instruments	$6,797	$—	$—	$6,797

FLEXSHARES ANNUAL REPORT	481

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund
Investments
Common Stocks*	$60,676,378	$—	$—	$60,676,378

Securities Lending Reinvestments Repurchase Agreements	—	481,336	—	481,336

Total Investments	$60,676,378	$481,336	$—	$61,157,714

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$16,928	$—	$16,928
Liabilities
Futures Contracts	(42,523)	—	—	(42,523)

Forward Foreign Currency Contracts	—	(1,982)	—	(1,982)

Total Other Financial Instruments	$(42,523)	$14,946	$—	$(27,577)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Emerging Markets Quality Low Volatility Index Fund
Investments

Common Stocks*	$8,151,646	$—	$—	$8,151,646

Total Investments	$8,151,646	$—	$—	$8,151,646

Other Financial Instruments
Liabilities

Futures Contracts	$(7,669)	$—	$—	$(7,669)

Total Other Financial Instruments	$(7,669)	$—	$—	$(7,669)

482	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar US Market Factor Tilt Index Fund
Investments
Common Stocks
Food & Staples Retailing	$17,677,139	$177	$—	$17,677,316
Other*	1,367,413,363	—	—	1,367,413,363
Rights	—	—	30,394	30,394
Warrants	215,860	—	—	215,860
Securities Lending Reinvestments
Certificates of Deposit	—	28,995,047	—	28,995,047
Commercial Paper	—	6,000,000	—	6,000,000

Repurchase Agreements	—	168,821,768	—	168,821,768

Total Investments	$1,385,306,362	$203,816,992	$30,394	$1,589,153,748

Other Financial Instruments
Assets

Futures Contracts	$285,430	$—	$—	$285,430

Total Other Financial Instruments	$285,430	$—	$—	$285,430

FLEXSHARES ANNUAL REPORT	483

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund
Investments
Closed End Funds	$51,056	$—	$—	$51,056
Common Stocks
Banks	46,576,959	925	—	46,577,884
Diversified Telecommunication Services	5,460,247	52,080	—	5,512,327
Energy Equipment & Services	1,806,715	41,632	—	1,848,347
Health Care Providers & Services	2,263,468	62	—	2,263,530
Internet & Direct Marketing Retail	1,532,705	21,629	—	1,554,334
Metals & Mining	21,516,863	—	39,717	21,556,580
Oil, Gas & Consumable Fuels	29,755,266	64,801	—	29,820,067
Other*	326,289,109	—	—	326,289,109
Rights	—	—	—	—
Warrants	—	—	—	—

Securities Lending Reinvestments Repurchase Agreements	—	7,591,069	—	7,591,069

Total Investments	$435,252,388	$7,772,198	$39,717	$443,064,303

Other Financial Instruments
Assets
Futures Contracts	$125,896	$—	$—	$125,896
Forward Foreign Currency Contracts	—	53,896	—	53,896
Liabilities
Futures Contracts	(63,678)	—	—	(63,678)

Forward Foreign Currency Contracts	—	(105,386)	—	(105,386)

Total Other Financial Instruments	$62,218	$(51,490)	$—	$10,728

484	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
Investments
Common Stocks
Chemicals	$9,423,391	$133,788	$—	$9,557,179
Commercial Services & Supplies	332,450	33,725	—	366,175
Entertainment	1,334,528	—	7,362	1,341,890
Equity Real Estate Investment Trusts (REITs)	2,638,017	21,436	—	2,659,453
Food & Staples Retailing	2,314,053	450	—	2,314,503
Hotels, Restaurants & Leisure	1,683,510	2,134	—	1,685,644
Metals & Mining	9,654,747	15,064	129,635	9,799,446
Oil, Gas & Consumable Fuels	10,977,378	2,224	—	10,979,602
Pharmaceuticals	2,799,861	5,020	3,378	2,808,259
Real Estate Management & Development	6,221,522	206,014	122,435	6,549,971
Transportation Infrastructure	2,030,410	104,283	—	2,134,693
Other*	155,815,515	—	—	155,815,515
Corporate Bonds*	—	7,923	—	7,923
Rights	204	4,656	—	4,860

Securities Lending Reinvestments Repurchase Agreements	—	3,027,697	—	3,027,697

Total Investments	$205,225,586	$3,564,414	$262,810	$209,052,810

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$37,421	$—	$37,421
Liabilities
Futures Contracts	(177,121)	—	—	(177,121)

Forward Foreign Currency Contracts	—	(32,909)	—	(32,909)

Total Other Financial Instruments	$(177,121)	$4,512	$—	$(172,609)

FLEXSHARES ANNUAL REPORT	485

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares US Quality Large Cap Index Fund
Investments
Common Stocks*	$125,453,875	$—	$—	$125,453,875

Securities Lending Reinvestments Repurchase Agreements	—	264,465	—	264,465

Total Investments	$125,453,875	$264,465	$—	$125,718,340

Other Financial Instruments
Assets
Futures Contracts	$10,322	$—	$—	$10,322
Liabilities

Futures Contracts	(58,578)	—	—	(58,578)

Total Other Financial Instruments	$(48,256)	$—	$—	$(48,256)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® US ESG Select Index Fund
Investments
Common Stocks*	$170,751,844	$—	$—	$170,751,844

Securities Lending Reinvestments Repurchase Agreements	—	225,693	—	225,693

Total Investments	$170,751,844	$225,693	$—	$170,977,537

Other Financial Instruments
Liabilities

Futures Contracts	$(36,068)	$—	$—	$(36,068)

Total Other Financial Instruments	$(36,068)	$—	$—	$(36,068)

486	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® Global ESG Select Index Fund
Investments
Common Stocks
Internet & Direct Marketing Retail	$5,756,085	$5,373	$—	$5,761,458
Other*	140,067,855	—	—	140,067,855

Securities Lending Reinvestments Repurchase Agreements	—	442,946	—	442,946

Total Investments	$145,823,940	$448,319	$—	$146,272,259

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$4,596	$—	$4,596
Liabilities

Futures Contracts	(35,887)	—	—	(35,887)

Total Other Financial Instruments	$(35,887)	$4,596	$—	$(31,291)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate US Large Cap Core Index Fund
Investments
Common Stocks*	$21,921,537	$—	$—	$21,921,537

Short-Term Investments	—	14,967	—	14,967

Total Investments	$21,921,537	$14,967	$—	$21,936,504

Other Financial Instruments
Liabilities

Futures Contracts	$(5,618)	$—	$—	$(5,618)

Total Other Financial Instruments	$(5,618)	$—	$—	$(5,618)

FLEXSHARES ANNUAL REPORT	487

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund
Investments

Common Stocks*	$17,060,066	$—	$—	$17,060,066

Total Investments	$17,060,066	$—	$—	$17,060,066

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$3,717	$—	$3,717
Liabilities
Futures Contracts	(4,776)	—	—	(4,776)

Forward Foreign Currency Contracts	—	(927)	—	(927)

Total Other Financial Instruments	$(4,776)	$2,790	$—	$(1,986)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate Emerging Markets Core Index Fund
Investments

Common Stocks*	$3,824,002	$—	$—	$3,824,002

Total Investments	$3,824,002	$—	$—	$3,824,002

Other Financial Instruments
Liabilities

Futures Contracts	$(6,812)	$—	$—	$(6,812)

Total Other Financial Instruments	$(6,812)	$—	$—	$(6,812)

488	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Global Upstream Natural Resources Index Fund
Investments
Common Stocks*	$6,820,447,853	$—	$—	$6,820,447,853
Securities Lending Reinvestments
Certificates of Deposit	—	18,996,784	—	18,996,784
Commercial Paper	—	3,000,000	—	3,000,000

Repurchase Agreements	—	178,125,034	—	178,125,034

Total Investments	$6,820,447,853	$200,121,818	$—	$7,020,569,671

Other Financial Instruments
Assets
Futures Contracts	$211,571	$—	$—	$211,571
Forward Foreign Currency Contracts	—	699,659	—	699,659
Liabilities
Futures Contracts	(255,158)	—	—	(255,158)

Forward Foreign Currency Contracts	—	(988,169)	—	(988,169)

Total Other Financial Instruments	$(43,587)	$(288,510)	$—	$(332,097)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® Global Broad Infrastructure Index Fund
Investments
Common Stocks*	$2,481,997,953	$—	$—	$2,481,997,953

Securities Lending Reinvestments Repurchase Agreements	—	27,954,570	—	27,954,570

Total Investments	$2,481,997,953	$27,954,570	$—	$2,509,952,523

Other Financial Instruments
Assets
Futures Contracts	$145,170	$—	$—	$145,170
Liabilities
Futures Contracts	(143,199)	—	—	(143,199)

Forward Foreign Currency Contracts	—	(48,973)	—	(48,973)

Total Other Financial Instruments	$1,971	$(48,973)	$—	$(47,002)

FLEXSHARES ANNUAL REPORT	489

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Global Quality Real Estate Index Fund
Investments
Common Stocks*	$320,007,900	$—	$—	$320,007,900

Securities Lending Reinvestments Repurchase Agreements	—	2,527,416	—	2,527,416

Total Investments	$320,007,900	$2,527,416	$—	$322,535,316

Other Financial Instruments
Assets
Futures Contracts	$33,678	$—	$—	$33,678
Forward Foreign Currency Contracts	—	42,549	—	42,549
Liabilities
Futures Contracts	(85,480)	—	—	(85,480)

Forward Foreign Currency Contracts	—	(28,860)	—	(28,860)

Total Other Financial Instruments	$(51,802)	$13,689	$—	$(38,113)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Real Assets Allocation Index Fund
Investments

Exchange Traded Funds	$28,858,364	$—	$—	$28,858,364

Total Investments	$28,858,364	$—	$—	$28,858,364

490	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Index Fund
Investments
Common Stocks*	$1,515,318,768	$—	$—	$1,515,318,768
Securities Lending Reinvestments
Certificates of Deposit	—	15,997,993	—	15,997,993
Commercial Paper	—	3,000,000	—	3,000,000

Repurchase Agreements	—	224,436,675	—	224,436,675

Total Investments	$1,515,318,768	$243,434,668	$—	$1,758,753,436

Other Financial Instruments
Assets
Futures Contracts	$61,448	$—	$—	$61,448
Liabilities

Futures Contracts	(15,018)	—	—	(15,018)

Total Other Financial Instruments	$46,430	$—	$—	$46,430

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Defensive Index Fund
Investments
Common Stocks*	$340,028,276	$—	$—	$340,028,276

Securities Lending Reinvestments Repurchase Agreements	—	16,949,737	—	16,949,737

Total Investments	$340,028,276	$16,949,737	$—	$356,978,013

Other Financial Instruments
Liabilities

Futures Contracts	$(38,754)	$—	$—	$(38,754)

Total Other Financial Instruments	$(38,754)	$—	$—	$(38,754)

FLEXSHARES ANNUAL REPORT	491

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Dynamic Index Fund
Investments
Common Stocks*	$17,688,939	$—	$—	$17,688,939

Securities Lending Reinvestments Repurchase Agreements	—	247,981	—	247,981

Total Investments	$17,688,939	$247,981	$—	$17,936,920

Other Financial Instruments
Liabilities

Futures Contracts	$(10,149)	$—	$—	$(10,149)

Total Other Financial Instruments	$(10,149)	$—	$—	$(10,149)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Index Fund
Investments
Common Stocks*	$422,801,748	$—	$—	$422,801,748

Securities Lending Reinvestments Repurchase Agreements	—	7,868,448	—	7,868,448

Total Investments	$422,801,748	$7,868,448	$—	$430,670,196

Other Financial Instruments
Assets
Futures Contracts	$55,528	$—	$—	$55,528
Forward Foreign Currency Contracts	—	26,739	—	26,739
Liabilities
Futures Contracts	(380,067)	—	—	(380,067)

Forward Foreign Currency Contracts	—	(42,855)	—	(42,855)

Total Other Financial Instruments	$(324,539)	$(16,116)	$—	$(340,655)

492	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Defensive Index Fund
Investments
Common Stocks
Real Estate Management & Development	$655,069	$21,330	$—	$676,399
Other*	39,127,028	—	—	39,127,028

Securities Lending Reinvestments Repurchase Agreements	—	349,142	—	349,142

Total Investments	$39,782,097	$370,472	$—	$40,152,569

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$20,867	$—	$20,867
Liabilities
Futures Contracts	(33,442)	—	—	(33,442)

Forward Foreign Currency Contracts	—	(2,597)	—	(2,597)

Total Other Financial Instruments	$(33,442)	$18,270	$—	$(15,172)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Dynamic Index Fund
Investments
Common Stocks
Real Estate Management & Development	$644,965	$72,570	$—	$717,535
Other*	60,147,701	—	—	60,147,701

Securities Lending Reinvestments Repurchase Agreements	—	1,013,466	—	1,013,466

Total Investments	$60,792,666	$1,086,036	$—	$61,878,702

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$12,522	$—	$12,522
Liabilities
Futures Contracts	(38,514)	—	—	(38,514)

Forward Foreign Currency Contracts	—	(2,501)	—	(2,501)

Total Other Financial Instruments	$(38,514)	$10,021	$—	$(28,493)

FLEXSHARES ANNUAL REPORT	493

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund
Investments

U.S. Treasury Obligations	$—	$2,154,633,577	$—	$2,154,633,577

Total Investments	$—	$2,154,633,577	$—	$2,154,633,577

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund
Investments

U.S. Treasury Obligations	$—	$642,970,545	$—	$642,970,545

Total Investments	$—	$642,970,545	$—	$642,970,545

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Disciplined Duration MBS Index Fund
Investments

Mortgage-Backed Securities	$—	$96,171,521	$—	$96,171,521

Total Investments	$—	$96,171,521	$—	$96,171,521

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Credit-Scored US Corporate Bond Index Fund
Investments

Corporate Bonds*	$—	$234,820,853	$—	$234,820,853

Total Investments	$—	$234,820,853	$—	$234,820,853

494	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Credit-Scored US Long Corporate Bond Index Fund
Investments

Corporate Bonds*	$—	$34,694,439	$—	$34,694,439

Total Investments	$—	$34,694,439	$—	$34,694,439

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares High Yield Value-Scored Bond Index Fund
Investments

Corporate Bonds*	$—	$861,008,645	$—	$861,008,645

Total Investments	$—	$861,008,645	$—	$861,008,645

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate High Yield Corporate Core Index Fund
Investments

Corporate Bonds*	$—	$19,887,403	$—	$19,887,403

Total Investments	$—	$19,887,403	$—	$19,887,403

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund
Investments

Corporate Bonds*	$—	$21,969,323	$—	$21,969,323

Total Investments	$—	$21,969,323	$—	$21,969,323

FLEXSHARES ANNUAL REPORT	495

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Ready Access Variable Income Fund
Investments
Corporate Bonds*	$—	$647,247,156	$—	$647,247,156
Asset-Backed Securities	—	23,840,594	—	23,840,594
Municipal Bonds	—	6,174,301	—	6,174,301
U.S. Government Agency Securities	—	1,799,324	—	1,799,324
Foreign Government Securities	—	795,096	—	795,096

Short-Term Investments	—	178,798,966	—	178,798,966

Total Investments	$—	$858,655,437	$—	$858,655,437

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Core Select Bond Fund
Investments
Exchange Traded Funds	$156,562,365	$—	$—	$156,562,365
Securities Lending Reinvestments Repurchase Agreements	—	55,525,084	—	55,525,084

Short-Term Investments	—	993,846	—	993,846

Total Investments	$156,562,365	$56,518,930	$—	$213,081,295

Other Financial Instruments
Liabilities

Futures Contracts	$(3,960)	$—	$—	$(3,960)

Total Other Financial Instruments	$(3,960)	$—	$—	$(3,960)

*	See Schedules of Investments for segregation by industry type.

496	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Foreign Securities

The FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund and the FlexShares ESG & Climate Emerging Markets Core Index Fund invest in publicly-traded equity securities of issuers in countries other than the United States of America (“U.S.”). Such investments include direct investments in non-U.S. dollar denominated securities traded outside the U.S. The Funds’ investments in foreign securities also may be in the form of ADRs and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) based on securities in their Underlying Indexes. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in foreign securities markets.

In addition to investment risks associated with the underlying issuer, ADRs and GDRs expose a Fund to risk associated with non-uniform terms that apply to ADR and GDR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency and liquidity risk. ADRs and GDRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which market quotations are not readily available. Generally, all Depositary Receipts must be sponsored.

The FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund and the FlexShares ESG & Climate Investment Grade Corporate Core Index Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in each Fund’s Underlying Index. The FlexShares Core Select Bond Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations, either directly or indirectly through Underlying Funds, to achieve its investment objective.

The FlexShares Ready Access Variable Income Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed and emerging markets, including debt securities of foreign governments.

Investing in foreign securities, including Depositary Receipts, may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose taxes and limits on investment and repatriation. Any of these events could cause the value of a Fund’s foreign investment to decline. To the extent that a Fund’s assets are significantly invested in a single country or geographic region, a Fund will be subject to the risks associated with that particular country or region.

The FlexShares Emerging Markets Quality Low Volatility Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, and FlexShares ESG & Climate Emerging Markets Core Index Fund will invest primarily in emerging market countries. In addition, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation

FLEXSHARES ANNUAL REPORT	497

Notes to the Financial Statements (cont.)

Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund may invest its assets in emerging market countries. The FlexShares Ready Access Variable Income Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets. The markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed foreign markets. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market.

Inflation-Indexed Securities

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund invest primarily in U.S. Treasury Inflation-Protected Securities (“TIPS”).

TIPS have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of TIPS will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation.

The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Any increase in the principal amount of TIPS will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the TIPS’ inflation measure.

The periodic adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Mortgage-Backed Pass-Through Securities

The FlexShares Disciplined Duration MBS Index Fund invests primarily in U.S. agency mortgage-backed pass-through securities (“MBS”), a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government agencies: the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Government National Mortgage Association (GNMA or Ginnie Mae) (each a “US Agency”). Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of its Underlying Index and in “to-be announced transactions” (“TBA transactions”) that represent securities in its Underlying Index. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement.

Pending settlement of such TBA contracts, the FlexShares Disciplined Duration MBS Index Fund will invest in liquid, short-term instruments. The FlexShares Core Select Bond Fund may also invest either directly or through its Underlying Funds in MBS, including TBA transactions.

498	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Mortgage Dollar Rolls

The FlexShares Disciplined Duration MBS Index Fund, the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund (directly or through its Underlying Funds) may enter into mortgage dollar roll transactions. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.

Repurchase Agreements

To the extent consistent with its investment policies, each Fund may enter into repurchase agreements under which it purchases securities (collateral) for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts at JPMorgan Chase, the Fund’s custodian, and is not reflected in the assets of the Funds, at the Bank of

New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

The Northern Trust Company, the parent of NTI, currently is a party to various Master Repurchase Agreements with a number of different counterparties, and acts as agent on behalf of various disclosed principals, including the Funds and various other accounts managed by NTI, in entering into repurchase agreements under the Master Repurchase Agreements. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Funds and does not collect any additional fees from the Funds for such services. As of October 31, 2022, none of the Funds presented in these financial statements had repurchase agreements outstanding except as discussed below.

As of October 31, 2022, the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Select Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Core Select Bond Fund invested cash collateral for loans of portfolio securities in repurchase agreements, as reflected in the respective Schedule of Investments under the caption “Securities Lending Reinvestments.”

FLEXSHARES ANNUAL REPORT	499

Notes to the Financial Statements (cont.)

Securities Lending

Each Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund is required to receive minimum initial collateral value as follows:

Type of Loan	Minimum Initial Collateral Requirement

U.S. dollar denominated securities secured by U.S. dollar denominated government securities or cash collateral	102%

U.S. dollar denominated securities secured by non-U.S. dollar denominated government securities or cash collateral	105%

Non-U.S. dollar denominated securities secured by government securities or cash collateral in the same denomination as the lent securities	102%

Non-U.S. dollar denominated securities secured by government securities or cash collateral in the different denomination from the lent securities	105%

U.S. dollar and Non-U.S. dollar denominated securities secured by equity securities collateral	105%

The collateral is maintained thereafter, at a value equal to at least 100% of the value of the securities loaned. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower.

Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). JPMorgan Chase Bank, N.A. (the “Securities Lending Agent”) serves as the securities lending agent for the securities lending program of a Fund.

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or foreign governments or its agencies (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. The market value of securities on loan and the value of investments made with cash collateral received are disclosed in the Schedules of Investments. Securities lending income includes income from the securities lending program recorded when earned from the Securities Lending Agent and any fees charged to borrowers less expenses associated with the loan. The net amount is reflected in the Statement of Operations under “Securities lending income (net of fees).” The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

When a Fund lends its securities, it will continue to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. A Fund does not have the right to vote securities on loan, but can terminate the loan and regain the right to vote if a material event affecting the securities occurred. A borrower might become insolvent or refuse to honor its obligation to return the securities. In the event of a default by a borrower with respect to any loan, the Securities Lending Agent will exercise any and all remedies provided under the applicable borrower agreement. These remedies include purchasing replacement securities for the Fund by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If the proceeds from the collateral are less than the purchase cost of the replacement securities, the Securities Lending Agent is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower.

500	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

In accordance with guidance presented in FASB Accounting Standard Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2022, which were comprised of cash, were as follows:

Fund

FlexShares® US Quality Low Volatility Index Fund	$1,156,911

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	481,336

FlexShares® Morningstar US Market Factor Tilt Index Fund	203,821,768

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	7,591,069

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	3,027,697

FlexShares® US Quality Large Cap Index Fund	264,465

FlexShares® STOXX® US ESG Select Index Fund	225,693

FlexShares® STOXX® Global ESG Select Index Fund	442,946

FlexShares® Morningstar Global Upstream Natural Resources Index Fund	200,125,034

FlexShares® STOXX® Global Broad Infrastructure Index Fund	27,954,570

FlexShares® Global Quality Real Estate Index Fund	2,527,416

FlexShares® Quality Dividend Index Fund	243,436,675

FlexShares® Quality Dividend Defensive Index Fund	16,949,737

FlexShares® Quality Dividend Dynamic Index Fund	247,981

FlexShares® International Quality Dividend Index Fund	7,868,448

FlexShares® International Quality Dividend Defensive Index Fund	349,142

FlexShares® International Quality Dividend Dynamic Index Fund	1,013,466

FlexShares® Core Select Bond Fund	55,525,084

At October 31, 2022, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

The cash collateral received from securities loaned as disclosed in the Statements of Assets and Liabilities is collateralized by securities on loan as disclosed within the Schedules of Investments and such borrowings have maturities that are overnight and continuous.

Securities lending agreements may be subject to regulation as qualified financial contracts (“QFCs”). Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain QFCs with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks. The remaining maturities of the securities lending transactions are considered overnight and continuous.

Derivative Contracts

Futures Contracts

All of the Index Funds may invest in futures contracts to help track the price and yield performance of their Underlying Indexes. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequent payments to be made or received by the Funds equal to the change in contract value are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. A Fund recognizes a realized gain or loss when a contract is closed or expires. The Statements of Operations reflect unrealized gains or losses on open futures contracts, as “Net change in unrealized appreciation (depreciation) on futures contracts”, and any realized gains (losses) on closed futures contracts as “Net realized gain (loss) from Expiration or closing of futures contracts”.

FLEXSHARES ANNUAL REPORT	501

Notes to the Financial Statements (cont.)

The FlexShares Core Select Bond Fund may take long or short positions in futures to manage the Fund’s exposure to interest rate risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of bonds by entering into short positions in U.S. Treasury futures or transactions in interest rate swaps. The Fund’s short positions in U.S. Treasury futures and interest rate swaps are not intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have a greater impact than interest rates. In addition, when interest rates fall, long-only bond investments will perform better than the Fund’s investments. As of October 31, 2022, the FlexShares Core Select Bond Fund did not hold swaps.

As of October 31, 2022, the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Select Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Core Select Bond Fund had open futures contracts.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protection as U.S. exchanges.

Foreign Currency Translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the prevailing market rates on the date of valuation as quoted by one or more banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). Any use of a rate different from the rates used by an Underlying Index’s index provider may affect the corresponding Index Fund’s ability to track its Underlying Index. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received, and the portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in “Net realized gain (loss) on investment in securities” on the Statements of Operations. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies” on the Statements of Operations.

502	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Forward Foreign Currency Exchange Contracts

The FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ready Access Variable Income Fund may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The FlexShares Ready Access Variable Income Fund also may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates. The Funds, however, do not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain). All forward foreign currency exchange contracts held are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded. The Funds record realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The difference between the future foreign currency exchange rates at the date of entry into the contract and the rates at the reporting date are included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” in the Statements of Operations. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

There are several risks associated with these contracts. One risk is the potential inability of counterparties to meet the terms of their contracts, and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect (i) realized gains or losses, if any, in “Net realized gain (loss) from settlement of forward foreign currency contracts” and (ii) unrealized gains or losses in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts”. Forward foreign currency exchange contracts are privately negotiated transactions and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade, and these markets can experience periods of illiquidity.

As of October 31, 2022, the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Morningstar® Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar® Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares Morningstar® Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund had open forward foreign currency contracts.

Offsetting of Financial Assets and Derivative Assets

The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement or similar agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions

FLEXSHARES ANNUAL REPORT	503

Notes to the Financial Statements (cont.)

between the Fund and the applicable counterparty. In the event of a default, the agreement provides the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. The Funds’ right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject.

For financial reporting purposes, the Trust can offset financial assets and financial liabilities of the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar® Developed Markets ex-US
Factor Tilt Index Fund, FlexShares Morningstar® Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate Developed Market ex-US Core Index Fund, FlexShares Morningstar® Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and the FlexShares International Quality Dividend Dynamic Index Fund that are subject to master netting arrangements or similar agreements in the Statements of Assets and Liabilities. The following table presents the gross and net amounts of these assets and liabilities:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	Foreign Currency Contracts — Bank of New York	$114	$—	$—	$114
	Foreign Currency Contracts — BNP Paribas SA	1,274	—	—	1,274
	Foreign Currency Contracts — Citibank NA	9,355	(54)	—	9,301
	Foreign Currency Contracts — JPMorgan Chase Bank	2,908	(217)		2,691
	Foreign Currency Contracts — Morgan Stanley	1,175	(283)	—	892
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	2,102	(1,428)	—	674
	Total	$16,928	$(1,982)	$ —	$14,946
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$21,128	$—	$ —	$21,128
	Foreign Currency Contracts — Bank of New York	10,447	(10,447)	—	—
	Foreign Currency Contracts — Citibank NA	21,978	—		21,978
	Foreign Currency Contracts — Morgan Stanley	343	(343)		—
	Total	$53,896	$(10,790)	$ —	$43,106
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — Citibank NA	$35,673	$(23,349)	$ —	$12,324
	Foreign Currency Contracts — Goldman Sachs & Co.	947	(947)	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	801	—		801
	Total	$37,421	$(24,296)	$ —	$13,125
FlexShares STOXX® Global ESG Select Index Fund	Foreign Currency Contracts — Bank of New York	$4,596		$ —	$4,596
	Total	$4,596		$ —	$4,596

504	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	Foreign Currency Contracts — Bank of New York	$147	$(147)	$—	$—
	Foreign Currency Contracts — BNP Paribas SA	58	—	—	58
	Foreign Currency Contracts — Citibank NA	1,560	(404)		1,156
	Foreign Currency Contracts — Goldman Sachs & Co.	7	—		7
	Foreign Currency Contracts — JPMorgan Chase Bank	591	—		591
	Foreign Currency Contracts — Morgan Stanley	1,354	(23)		1,331
	Total	$3,717	$(574)	$ —	$3,143
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Foreign Currency Contracts — Bank of New York	$69,375	$—	$—	$69,375
	Foreign Currency Contracts — Citibank NA	428,701	(300,768)	—	127,933
	Foreign Currency Contracts — Goldman Sachs & Co.	10,494	—		10,494
	Foreign Currency Contracts — JPMorgan Chase Bank	25,561	(25,561)	—	—
	Foreign Currency Contracts — Morgan Stanley	6,574	(6,574)	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	158,954	(158,954)	—	—
	Total	$699,659	$(491,857)	$—	$207,802
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — Bank of New York	$7,051	$—	$—	$7,051
	Foreign Currency Contracts — BNP Paribas SA	751	—	—	751
	Foreign Currency Contracts — JPMorgan Chase Bank	213	(213)	—	—
	Foreign Currency Contracts — Morgan Stanley	34,534	(1,682)	—	32,852
	Total	$42,549	$(1,895)	$—	$40,654
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — Bank of New York	$5,399	$—	$—	$5,399
	Foreign Currency Contracts — Citibank NA	17,089	(17,089)	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	4,251	—	—	4,251
	Total	$26,739	$(17,089)	$—	$9,650
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — Bank of New York	$10,810	$(863)	$—	$9,947
	Foreign Currency Contracts — Citibank NA	2,746	(332)	—	2,414
	Foreign Currency Contracts — JPMorgan Chase Bank	1,278	—	—	1,278
	Foreign Currency Contracts — Morgan Stanley	6,033	(57)	—	5,976
	Total	$20,867	$(1,252)	$—	$19,615
FlexShares International Quality Dividend Dynamic Index Fund	Foreign Currency Contracts — Bank of New York	$7,148	$(456)	$—	$6,692
	Foreign Currency Contracts — Citibank NA	4,375	—	—	4,375
	Foreign Currency Contracts — Morgan Stanley	999	—	—	999
	Total	$12,522	$(456)	$—	$12,066

FLEXSHARES ANNUAL REPORT	505

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	Foreign Currency Contracts — Citibank NA	$(54)	$54	$—	$—
	Foreign Currency Contracts — JPMorgan Chase Bank	(217)	217	—	—
	Foreign Currency Contracts — Morgan Stanley	(283)	283		—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(1,428)	1,428	—	—
	Total	$(1,982)	$1,982	$—	$—
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Bank of New York	$(27,909)	$10,447	$—	$(17,462)
	Foreign Currency Contracts — BNP Paribas SA	(2,464)	—	—	(2,464)
	Foreign Currency Contracts — Goldman Sachs & Co.	(46)	—	—	(46)
	Foreign Currency Contracts — JPMorgan Chase Bank	(488)	—		(488)
	Foreign Currency Contracts — Morgan Stanley	(56,704)	343		(56,361)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(17,775)	—		(17,775)
	Total	$(105,386)	$10,790	$—	$(94,596)
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$(435)	$—	$—	$(435)
	Foreign Currency Contracts — BNP Paribas SA	(1,964)	—	—	(1,964)
	Foreign Currency Contracts — Citibank NA	(23,349)	23,349		—
	Foreign Currency Contracts — Goldman Sachs & Co.	(7,161)	947		(6,214)
	Total	$(32,909)	$24,296	$—	$(8,613)
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	Foreign Currency Contracts — Bank of Montreal	$(209)	$—	$—	$(209)
	Foreign Currency Contracts — Bank of New York	(255)	147	—	(108)
	Foreign Currency Contracts — Citibank NA	(404)	404	—	—
	Foreign Currency Contracts — Morgan Stanley	(23)	23		—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(36)	—		(36)
	Total	$(927)	$574	$—	$(353)
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Foreign Currency Contracts — Citibank NA	$(300,768)	$300,768	$—	$—
	Foreign Currency Contracts — JPMorgan Chase Bank	(144,684)	25,561	—	(119,123)
	Foreign Currency Contracts — Morgan Stanley	(348,539)	6,574		(341,965)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(194,178)	158,954		(35,224)
	Total	$(988,169)	$491,857	$—	$(496,312)
FlexShares STOXX® Global Broad Infrastructure Index Fund	Foreign Currency Contracts — Morgan Stanley	$(10,989)	$—	$—	$(10,989)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(37,984)	—	—	(37,984)
	Total	$(48,973)	$—	$—	$(48,973)

506	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — Bank of Montreal	$(612)	$—	$—	$(612)
	Foreign Currency Contracts — Citibank NA	(1,248)	—		(1,248)
	Foreign Currency Contracts — Goldman Sachs & Co.	(160)	—		(160)
	Foreign Currency Contracts — JPMorgan Chase Bank	(20,260)	213	—	(20,047)
	Foreign Currency Contracts — Morgan Stanley	(1,682)	1,682		—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(4,898)	—	—	(4,898)
	Total	$(28,860)	$1,895	$—	$(26,965)
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — Citibank NA	$(42,855)	$17,089	$—	$(25,766)
	Total	$(42,855)	$17,089	$—	$(25,766)
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — Bank of New York	$(863)	$863	$—	$—
	Foreign Currency Contracts — Citibank NA	(332)	332	—	—
	Foreign Currency Contracts — Morgan Stanley	(57)	57	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(1,345)	—	—	(1,345)
	Total	$(2,597)	$1,252	$—	$(1,345)
FlexShares International Quality Dividend Dynamic Index Fund	Foreign Currency Contracts — Bank of New York	$(456)	$456	$—	$—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(2,045)	—	—	(2,045)
	Total	$(2,501)	$456	$—	$(2,045)

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of October 31, 2022

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares US Quality Low Volatility Index Fund	$7,830

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares US Quality Low Volatility Index Fund	(1,033)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	(42,523)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	16,928

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	(1,982)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Emerging Markets Quality Low Volatility Index Fund	(7,669)

FLEXSHARES ANNUAL REPORT	507

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar US Market Factor Tilt Index Fund	$285,430

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	125,896

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(63,678)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	53,896

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(105,386)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(177,121)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	37,421

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(32,909)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares US Quality Large Cap Index Fund	10,322

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares US Quality Large Cap Index Fund	(58,578)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® US ESG Select Index Fund	(36,068)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global ESG Select Index Fund	(35,887)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares STOXX® Global ESG Select Index Fund	4,596

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares ESG & Climate US Large Cap Core Index Fund	(5,618)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	(4,776)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	3,717

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	(927)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares ESG & Climate Emerging Markets Core Index Fund	(6,812)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	211,571

508	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	$(255,158)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	699,659

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(988,169)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	145,170

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	(143,199)

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(48,973)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	33,678

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	(85,480)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	42,549

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	(28,860)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Quality Dividend Index Fund	61,448

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Index Fund	(15,018)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Defensive Index Fund	(38,754)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Dynamic Index Fund	(10,149)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	55,528

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	(380,067)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	26,739

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(42,855)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Defensive Index Fund	(33,442)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	20,867

FLEXSHARES ANNUAL REPORT	509

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	$(2,597)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Dynamic Index Fund	(38,514)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	12,522

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	(2,501)

Interest Rate Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Core Select Bond Fund	(3,960)

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2022

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Low Volatility Index Fund	$(283,104)	$(1,744)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	(294,793)	(47,271)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	114,349	9,729

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Emerging Markets Quality Low Volatility Index Fund	(48,717)	(6,048)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Emerging Markets Quality Low Volatility Index Fund	1,424	(2)

510	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar US Market Factor Tilt Index Fund	$(2,142,809)	$(170,946)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(755,268)	(55,871)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(745,024)	71,255

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(904,011)	(127,750)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	160,911	(4,724)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Large Cap Index Fund	(273,891)	(95,079)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® US ESG Select Index Fund	(95,274)	(75,559)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global ESG Select Index Fund	(387,711)	(91,583)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global ESG Select Index Fund	156,936	(6,243)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares ESG & Climate US Large Cap Core Index Fund	(19,215)	(6,858)

FLEXSHARES ANNUAL REPORT	511

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	$(43,003)	$(4,776)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	2,773	4,137

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares ESG & Climate Emerging Markets Core Index Fund	(4,688)	(6,812)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(8,445,121)	(875,882)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(1,217,160)	(682,867)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(1,241,022)	(434,981)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(793,098)	201,860

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Global Quality Real Estate Index Fund	(1,219,139)	(174,520)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	34,177	19,617

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Index Fund	(2,464,197)	(284,371)

512	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Defensive Index Fund	$(874,263)	$(138,287)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Dynamic Index Fund	(41,226)	(19,610)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Index Fund	(2,280,920)	(335,187)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(813,046)	81,207

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Defensive Index Fund	(422,328)	(18,210)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	174,674	4,749

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Dynamic Index Fund	(481,777)	(30,953)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	96,732	5,959

Interest Rate Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Core Select Bond Fund	1,174	(3,960)

FLEXSHARES ANNUAL REPORT	513

Notes to the Financial Statements (cont.)

At October 31, 2022, the volume of derivative activities, which represents activities throughout the period, was as follows:

	Foreign Exchange Contracts		Equity Contracts				Interest Rate future
Fund	Number of Trades	Average Notional Amount	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short

FlexShares US Quality Low Volatility Index Fund	—	$—	49	$269,366	—	$—	—	$—	—	$—

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	239	57,433	42	205,488	—	—	—	—	—	—

FlexShares Emerging Markets Quality Low Volatility Index Fund	20	17,439	24	65,068	—	—	—	—	—	—

FlexShares Morningstar US Market Factor Tilt Index Fund	—	—	160	639,537	—	—	—	—	—	—

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	132	490,419	191	429,420	—	—	—	—	—	—

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	74	274,838	107	270,112	—	—	—	—	—	—

FlexShares US Quality Large Cap Index Fund	—	—	34	354,764	—	—	—	—	—	—

FlexShares STOXX US ESG Select Index Fund	—	—	30	289,836	—	—	—	—	—	—

FlexShares STOXX Global ESG Select Index Fund	81	128,109	62	318,816	—	—	—	—	—	—

FlexShares® ESG & Climate US Large Cap Core Index Fund	—	—	14	52,208	—	—	—	—	—	—

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	298	10,090	18	70,984	—	—	—	—	—	—

FlexShares ESG & Climate Emerging Markets Core Index Fund	—	—	3	51,179	—	—	—	—	—	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	362	1,765,892	478	1,380,693	1	1,258,899	—	—	—	—

FlexShares STOXX Global Broad Infrastructure Index Fund	126	1,837,233	306	870,597	—	—	—	—	—	—

FlexShares Global Quality Real Estate Index Fund	134	324,052	112	562,297	—	—	—	—	—	—

FlexShares Quality Dividend Index Fund	—	—	95	1,204,120	—	—	—	—	—	—

FlexShares Quality Dividend Defensive Index Fund	—	—	67	595,820	—	—	—	—	—	—

FlexShares Quality Dividend Dynamic Index Fund	—	—	30	74,171	—	—	—	—	—	—

FlexShares International Quality Dividend Index Fund	265	405,623	247	420,207	—	—	—	—	—	—

514	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Foreign Exchange Contracts		Equity Contracts				Interest Rate future
Fund	Number of Trades	Average Notional Amount	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short

FlexShares International Quality Dividend Defensive Index Fund	84	$97,384	79	$129,978	—	$—	—	$—	—	$—

FlexShares International Quality Dividend Dynamic Index Fund	153	49,652	83	143,247	—	—	—	—	—	—

FlexShares Core Select Bond Fund	—	—	—	—	—	—	4	3,459,118	1	5,866,800

Taxes and Distributions

Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal and state income taxes is required in the financial statements.

As of October 31, 2022, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and on-going analysis of tax law, regulation, and interpretations thereof.

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Fund	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares US Quality Low Volatility Index Fund		x

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund		x

Fund	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares Emerging Markets Quality Low Volatility Index Fund		x

FlexShares Morningstar US Market Factor Tilt Index Fund		x

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund		x

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund		x

FlexShares US Quality Large Cap Index Fund		x

FlexShares STOXX® US ESG Select Index Fund		x

FlexShares STOXX® Global ESG Select Index Fund		x

FlexShares ESG & Climate US Large Cap Core Index Fund		x

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund		x

FlexShares ESG & Climate Emerging Markets Core Index Fund		x

FlexShares Morningstar Global Upstream Natural Resources Index Fund		x

FlexShares STOXX® Global Broad Infrastructure Index Fund		x

FlexShares Global Quality Real Estate Index Fund		x

FlexShares Real Assets Allocation Index Fund		x

FlexShares Quality Dividend Index Fund		x

FLEXSHARES ANNUAL REPORT	515

Notes to the Financial Statements (cont.)

Fund	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares Quality Dividend Defensive Index Fund		x

FlexShares Quality Dividend Dynamic Index Fund		x

FlexShares International Quality Dividend Index Fund		x

FlexShares International Quality Dividend Defensive Index Fund		x

FlexShares International Quality Dividend Dynamic Index Fund		x

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	x

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	x

FlexShares Disciplined Duration MBS Index Fund	x

FlexShares Credit-Scored US Corporate Bond Index Fund	x

FlexShares Credit-Scored US Long Corporate Bond Index Fund	x

FlexShares High Yield Value-Scored Bond Index Fund	x

FlexShares ESG & Climate High Yield Corporate Core Index Fund	x

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	x

FlexShares Ready Access Variable Income Fund	x

FlexShares Core Select Bond Fund	x

Distribution of net realized securities gains, if any, generally are distributed at least annually. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Tracking error is a measurement of how much the return on a portfolio deviates from the return on its benchmark index.

Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Funds’ tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

Temporary differences are generally due to different book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of passive foreign investment companies (“PFICs”), non-taxable special dividends, wash sale loss deferrals and capital loss carryforward.

516	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Permanent differences, primarily due to gain (loss) on in-kind redemptions, paydown loss reclassification, foreign currency gains and losses, forward foreign currency gains and losses, PFICs gains and losses, non-taxable special dividends, investments in partnerships, taxable over-distributions, foreign capital gains tax reclassification, perpetual bonds and equalization as of October 31, 2022 (the Funds’ tax year end), among the Funds’ components of net assets are as follows:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital

FlexShares US Quality Low Volatility Index Fund	$(49,000)	$(8,245,501)	$8,294,501

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	64,139	(1,296,335)	1,232,196

FlexShares Emerging Markets Quality Low Volatility Index Fund	(62,129)	189,874	(127,745)

FlexShares Morningstar US Market Factor Tilt Index Fund	53,310	(75,068,286)	75,014,976

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	1,291,238	(7,763,138)	6,471,900

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	703,373	(1,942,934)	1,239,561

FlexShares US Quality Large Cap Index Fund	(30,456)	(14,109,064)	14,139,520

FlexShares STOXX® US ESG Select Index Fund	(9,586)	(8,336,058)	8,345,644

FlexShares STOXX® Global ESG Select Index Fund	(84,515)	(8,216,271)	8,300,786

FlexShares ESG & Climate US Large Cap Core Index Fund	(454)	(78,184)	78,638

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	(9,448)	9,448	—

FlexShares ESG & Climate Emerging Markets Core Index Fund*	6,538	(6,538)	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	9,674,086	(609,075,652)	599,401,566

FlexShares STOXX® Global Broad Infrastructure Index Fund	(2,186,383)	(19,044,616)	21,230,999

FlexShares Global Quality Real Estate Index Fund	285,226	(10,017,620)	9,732,394

FlexShares Real Assets Allocation Index Fund	4,101	171,835	(175,936)

FlexShares Quality Dividend Index Fund	(824,618)	(124,758,056)	125,582,674

FlexShares Quality Dividend Defensive Index Fund	(19,352)	(44,515,942)	44,535,294

FlexShares Quality Dividend Dynamic Index Fund	(7,251)	(1,579,856)	1,587,107

FlexShares International Quality Dividend Index Fund	324,772	(2,530,244)	2,205,472

FlexShares International Quality Dividend Defensive Index Fund	(136,324)	(102,441)	238,765

FlexShares International Quality Dividend Dynamic Index Fund	(65,013)	55,537	9,476

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	—	(973,226)	973,226

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	—	1,273,433	(1,273,433)

FlexShares Disciplined Duration MBS Index Fund	1,672,172	(1,672,172)	—

FlexShares Credit-Scored US Corporate Bond Index Fund	231,066	590,713	(821,779)

FlexShares Credit-Scored US Long Corporate Bond Index Fund	9,186	(9,186)	—

FlexShares High Yield Value-Scored Bond Index Fund	970,549	(150,459)	(820,090)

FlexShares ESG & Climate High Yield Corporate Core Index Fund	104,367	(27,484)	(76,883)

FLEXSHARES ANNUAL REPORT	517

Notes to the Financial Statements (cont.)

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	$30,446	$(30,446)	$—

FlexShares Ready Access Variable Income Fund	234,314	(234,314)	—

FlexShares Core Select Bond Fund	74,000	(131,570)	57,570

*	Commencement of operations on April 20, 2022

As of October 31, 2022, the tax character of distributions paid for the tax year ended October 31, 2022, and October 31, 2021, were as follows:

	Year Ended October 31, 2022				Year Ended October 31, 2021
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares US Quality Low Volatility Index Fund	$2,196,287	$—	$—	$2,196,287	$1,694,565	$—	$—	$1,694,565
FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	2,140,729	—	—	2,140,729	2,249,889	—	—	2,249,889
FlexShares Emerging Markets Quality Low Volatility Index Fund	416,284	—	24,777	441,061	269,007	—	—	269,007
FlexShares Morningstar US Market Factor Tilt Index Fund	22,299,297	—	—	22,299,297	19,993,786	—	—	19,993,786
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	22,504,833	—	992,999	23,497,832	13,410,048	—	—	13,410,048
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	12,431,512	—	—	12,431,512	6,011,707	—	—	6,011,707
FlexShares US Quality Large Cap Index Fund	1,808,374	—	—	1,808,374	1,136,947	—	—	1,136,947
FlexShares STOXX® US ESG Select Index Fund	2,266,829	—	—	2,266,829	1,955,493	—	—	1,955,493
FlexShares STOXX® Global ESG Select Index Fund	3,114,461	—	—	3,114,461	2,324,712	—	—	2,324,712
FlexShares ESG & Climate US Large Cap Core Index Fund*	128,991	706	—	129,697	—	—	—	—
FlexShares ESG & Climate Developed Markets ex-US Core Index Fund*	406,987	—	—	406,987	—	—	—	—
FlexShares ESG & Climate Emerging Markets Core Index Fund**	65,664	—	—	65,664	—	—	—	—

518	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2022				Year Ended October 31, 2021
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$349,767,759	$—	$—	$349,767,759	$167,354,837	$—	$—	$167,354,837
FlexShares STOXX® Global Broad Infrastructure Index Fund	71,164,043	—	—	71,164,043	58,905,802	—	—	58,905,802
FlexShares Global Quality Real Estate Index Fund	12,433,295	—	212,283	12,645,578	5,654,125	—	—	5,654,125
FlexShares Real Assets Allocation Index Fund	1,056,448	—	—	1,056,448	383,940	—	—	383,940
FlexShares Quality Dividend Index Fund	36,901,147	—	—	36,901,147	31,171,462	—	—	31,171,462
FlexShares Quality Dividend Defensive Index Fund	9,019,363	—	—	9,019,363	9,806,498	—	—	9,806,498
FlexShares Quality Dividend Dynamic Index Fund	436,719	—	—	436,719	369,573	—	—	369,573
FlexShares International Quality Dividend Index Fund	29,536,094	—	—	29,536,094	20,693,535	—	—	20,693,535
FlexShares International Quality Dividend Defensive Index Fund	2,940,092	—	—	2,940,092	2,683,528	—	—	2,683,528
FlexShares International Quality Dividend Dynamic Index Fund	4,368,329	—	—	4,368,329	1,876,931	—	—	1,876,931
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	131,367,411	—	2,470,987	133,838,398	61,292,947	—	—	61,292,947
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	53,319,431	—	769,089	54,088,520	26,674,665	—	—	26,674,665
FlexShares Disciplined Duration MBS Index Fund	2,906,209	—	—	2,906,209	2,676,548	—	—	2,676,548
FlexShares Credit-Scored US Corporate Bond Index Fund	6,279,015	2,010,194	—	8,289,209	5,773,883	2,289,107	—	8,062,990
FlexShares Credit-Scored US Long Corporate Bond Index Fund	2,152,418	685,037	—	2,837,455	2,144,280	1,395,700	—	3,539,980
FlexShares High Yield Value-Scored Bond Index Fund	55,009,030	1,007,533	—	56,016,563	14,813,070	16,736	—	14,829,806

FLEXSHARES ANNUAL REPORT	519

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2022				Year Ended October 31, 2021
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares ESG & Climate High Yield Corporate Core Index Fund*	$1,310,115	$—	$—	$1,310,115	$—	$—	$—	$—
FlexShares ESG & Climate Investment Grade Corporate Core Index Fund*	1,093,741	—	—	1,093,741	—	—	—	—
FlexShares Ready Access Variable Income Fund	7,279,652	627,909	—	7,907,561	3,117,345	134,219	—	3,251,564
FlexShares Core Select Bond Fund	3,352,156	—	—	3,352,156	2,693,092	—	—	2,693,092

*	Commencement of operations on September 20, 2021

**	Commencement of operations on April 20, 2022

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)

FlexShares US Quality Low Volatility Index Fund	$443,720	$—	$(3,965,001)	$10,976,424

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	72,612	—	(3,932,291)	(6,040,569)

FlexShares Emerging Markets Quality Low Volatility Index Fund	—	—	(985,750)	(1,430,277)

FlexShares Morningstar US Market Factor Tilt Index Fund	2,601,980	—	(22,452,231)	452,807,296

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	—	—	(116,379,809)	(30,399,365)

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	1,988,189	—	(68,796,916)	(26,436,545)

FlexShares US Quality Large Cap Index Fund	192,159	—	(4,699,726)	(1,474,517)

FlexShares STOXX® US ESG Select Index Fund	194,179	—	(6,613,232)	929,691

FlexShares STOXX® Global ESG Select Index Fund	53,040	—	(6,632,822)	9,501,007

FlexShares ESG & Climate US Large Cap Core Index Fund	36,292	—	(216,945)	(2,008,962)

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	42,162	—	(925,585)	(3,526,298)

FlexShares ESG & Climate Emerging Markets Core Index Fund*	18,433	—	(51,422)	(1,108,652)

FlexShares Morningstar Global Upstream Natural Resources Index Fund	6,814,532	—	(1,119,885,158)	818,144,918

FlexShares STOXX® Global Broad Infrastructure Index Fund	1,168,185	—	(173,630,178)	(77,821,294)

FlexShares Global Quality Real Estate Index Fund	—	—	(33,721,558)	(42,368,809)

FlexShares Real Assets Allocation Index Fund	—	—	(271,695)	(5,427,432)

FlexShares Quality Dividend Index Fund	3,760,862	—	(57,365,538)	138,953,654

FlexShares Quality Dividend Defensive Index Fund	938,180	—	(28,016,419)	21,848,803

520	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)

FlexShares Quality Dividend Dynamic Index Fund	$39,170	$—	$(299,661)	$1,416,167

FlexShares International Quality Dividend Index Fund	1,294,901	—	(182,325,729)	(79,532,104)

FlexShares International Quality Dividend Defensive Index Fund	54,561	—	(28,051,463)	(5,303,787)

FlexShares International Quality Dividend Dynamic Index Fund	129,907	—	(19,495,362)	(14,857,417)

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	—	—	(90,264,517)	(132,384,540)

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	—	—	(16,258,698)	(71,520,022)

FlexShares Disciplined Duration MBS Index Fund	290,454	—	(10,097,240)	(11,181,553)

FlexShares Credit-Scored US Corporate Bond Index Fund	601,927	—	(10,794,089)	(30,786,549)

FlexShares Credit-Scored US Long Corporate Bond Index Fund	159,565	—	(5,043,210)	(13,161,809)

FlexShares High Yield Value-Scored Bond Index Fund	6,347,958	—	(66,639,338)	(109,000,658)

FlexShares ESG & Climate High Yield Corporate Core Index Fund	39,723	—	(3,611,311)	(323,339)

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	67,233	—	(5,243,773)	(5,228,485)

FlexShares Ready Access Variable Income Fund	2,028,215	—	(1,049,751)	(10,971,448)

FlexShares Core Select Bond Fund	—	—	(10,127,773)	(19,710,061)

*	Commencement of operations on April 20, 2022

Capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law and may be carried forward indefinitely to offset future gains.

For the tax year ended October 31, 2022, the following Funds had available post-enactment capital loss carryforwards to offset future net capital gains to the extent provided by regulations:

Fund	Short-Term	Long-Term	Total

FlexShares US Quality Low Volatility Index Fund	$3,494,416	$470,585	$3,965,001

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	2,892,961	1,039,330	3,932,291

FlexShares Emerging Markets Quality Low Volatility Index Fund	521,035	464,715	985,750

Fund	Short-Term	Long-Term	Total

FlexShares Morningstar US Market Factor Tilt Index Fund	$22,452,231	$—	$22,452,231

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	29,650,498	86,729,311	116,379,809

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	22,940,244	45,856,672	68,796,916

FlexShares US Quality Large Cap Index Fund	2,810,896	1,888,830	4,699,726

FlexShares STOXX® US ESG Select Index Fund	6,613,232	—	6,613,232

FLEXSHARES ANNUAL REPORT	521

Notes to the Financial Statements (cont.)

Fund	Short-Term	Long-Term	Total

FlexShares STOXX® Global ESG Select Index Fund	$6,632,822	$—	$6,632,822

FlexShares ESG & Climate US Large Cap Core Index Fund	202,926	14,019	216,945

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	899,617	25,968	925,585

FlexShares ESG & Climate Emerging Markets Core Index Fund*	44,481	6,941	51,422

FlexShares Morningstar Global Upstream Natural Resources Index Fund	241,429,413	878,455,745	1,119,885,158

FlexShares STOXX® Global Broad Infrastructure Index Fund	59,654,917	113,975,261	173,630,178

FlexShares Global Quality Real Estate Index Fund	33,721,558	—	33,721,558

FlexShares Real Assets Allocation Index Fund	108,457	163,238	271,695

Fund	Short-Term	Long-Term	Total

FlexShares Quality Dividend Index Fund	$52,796,431	$4,569,107	$57,365,538

FlexShares Quality Dividend Defensive Index Fund	27,514,225	502,194	28,016,419

FlexShares Quality Dividend Dynamic Index Fund	299,661	—	299,661

FlexShares International Quality Dividend Index Fund	120,357,909	61,967,820	182,325,729

FlexShares International Quality Dividend Defensive Index Fund	17,601,455	10,450,008	28,051,463

FlexShares International Quality Dividend Dynamic Index Fund	13,053,720	6,441,642	19,495,362

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	86,611,124	3,653,393	90,264,517

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	15,678,204	580,494	16,258,698

FlexShares Disciplined Duration MBS Index Fund	7,540,905	2,556,335	10,097,240

FlexShares Credit-Scored US Corporate Bond Index Fund	5,663,463	5,130,626	10,794,089

522	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Short-Term	Long-Term	Total

FlexShares Credit-Scored US Long Corporate Bond Index Fund	$2,297,540	$2,745,670	$5,043,210

FlexShares High Yield Value-Scored Bond Index Fund	53,750,929	12,888,409	66,639,338

FlexShares ESG & Climate High Yield Corporate Core Index Fund	3,578,170	33,141	3,611,311

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	5,149,824	93,949	5,243,773

FlexShares Ready Access Variable Income Fund	768,784	280,967	1,049,751

FlexShares Core Select Bond Fund	4,179,186	5,948,587	10,127,773

*	Commencement of operations on April 20, 2022

During the year ended October 31, 2022, the following Funds utilized capital loss carryforwards to offset net capital gains:

Fund	Capital Loss Utilized

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$4,561,790

FlexShares Global Quality Real Estate Index Fund	3,403,614

The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Select Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infra-

structure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund and the FlexShares ESG & Climate Investment Grade Corporate Core Index Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If, at the close of the taxable year, more than 50% in value of a Fund’s assets consists of stock or securities in foreign corporations the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow all shareholders to either (1) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) take that amount as an itemized deduction. If a Fund is not eligible to make this election or is eligible but does not make the election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

3. Investment Transactions and Related Income and Expense

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.

Interest income is recognized on an accrual basis. Bond discount is accreted and premium is amortized using the effective yield method. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Each Fund except the FlexShares iBoxx 3-Year Target Duration TIPs Index Fund, and the FlexShares iBoxx 5-Year Target Duration TIPs Index Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from

FLEXSHARES ANNUAL REPORT	523

Notes to the Financial Statements (cont.)

such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods concluded.

All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which a Fund invests. These foreign taxes, if any, are paid by the Funds and disclosed in the Statements of Operations. Foreign taxes payable, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

4. Investment Advisory Fees

NTI serves as the Investment Adviser of the Funds pursuant to the Investment Advisory Agreement. The Investment Adviser is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, subject to the general supervision of the Board.

As compensation for its advisory services and assumption of certain Fund expenses, NTI is entitled to a unitary management fee (“Management Fee”), computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

From the Management Fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services (“Covered Expenses”). Covered Expenses do not include the following fees under the Investment Advisory Agreement: its advisory fees payable under the Advisory Agreement, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Management Fee rate payable by each Fund is set forth in the following table:

Fund	Unitary Management Fee

FlexShares US Quality Low Volatility Index Fund	0.22%

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	0.32%

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.40%

FlexShares Morningstar US Market Factor Tilt Index Fund	0.25%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.39%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.59%

FlexShares US Quality Large Cap Index Fund	0.25%*

FlexShares STOXX® US ESG Select Index Fund	0.32%

FlexShares STOXX® Global ESG Select Index Fund	0.42%

FlexShares ESG & Climate US Large Cap Core Index Fund	0.09%

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	0.12%

FlexShares ESG & Climate Emerging Markets Core Index Fund	0.18%

FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.46%

FlexShares STOXX® Global Broad Infrastructure Index Fund	0.47%

FlexShares Global Quality Real Estate Index Fund	0.45%

FlexShares Real Assets Allocation Index Fund	0.57%

FlexShares Quality Dividend Index Fund	0.37%

524	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Unitary Management Fee

FlexShares Quality Dividend Defensive Index Fund	0.37%

FlexShares Quality Dividend Dynamic Index Fund	0.37%

FlexShares International Quality Dividend Index Fund	0.47%

FlexShares International Quality Dividend Defensive Index Fund	0.47%

FlexShares International Quality Dividend Dynamic Index Fund	0.47%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	0.18%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	0.18%

FlexShares Disciplined Duration MBS Index Fund	0.20%

FlexShares Credit-Scored US Corporate Bond Index Fund	0.22%

FlexShares Credit-Scored US Long Corporate Bond Index Fund	0.22%

FlexShares High Yield Value-Scored Bond Index Fund	0.37%

FlexShares ESG & Climate High Yield Corporate Core Index Fund	0.23%

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	0.12%

FlexShares Ready Access Variable Income Fund	0.25%

FlexShares Core Select Bond Fund	0.35%

*	Prior to July 11, 2022, the Unitary Management Fee was 0.32%.

The Investment Adviser has contractually agreed until March 1, 2023 to reimburse a portion of the operating expenses of each Fund (other than acquired fund fees and expenses (“AFFE”)) so the “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the Fund’s Management Fee plus (+) 0.0049%. In the case of the FlexShares Real Assets Allocation Index Fund, the Investment Adviser has contractually agreed until March 1, 2023 to waive Management Fees or reimburse certain expenses in an amount equal to the AFFE attributable to the Fund’s invest-

ments in its Underlying Funds. After these dates, the contractual arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The contractual arrangements may be terminated, with respect to a Fund, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders. In the case of the FlexShares Core Select Bond Fund, the Investment Adviser has contractually agreed until March 1, 2023 to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any AFFE incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in AFFE incurred by the Fund that are attributable to the Fund’s investment in Underlying Funds that are not Affiliated Funds. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of a Fund, they are not reflected on a Fund’s financial statements. After these dates, the contractual expense reimbursement agreements continue automatically for periods of one year unless terminated, as to any succeeding renewal year, by either party upon 60 days’ written notice prior to the end of the current term. The Board may terminate the contractual expense reimbursement agreements discussed above with respect to any Fund at any time if it determines that it is in the best interest of a Fund and its shareholders. These expenses and the reimbursements are shown as “Investment advisory fees reimbursed” on the Statements of Operations.

The Investment Adviser may voluntarily waive or reimburse additional management fees or expenses. Any such additional voluntary expense reimbursement or fee waiver could be implemented, increased or decreased, or discontinued at any time. Amounts waived or reimbursed by the Investment Adviser pursuant to voluntary or contractual agreements discussed above may not be recouped by the Investment Adviser. These waivers and/or reimbursements are shown as Expenses waived and/or reimbursed by Advisor on the

FLEXSHARES ANNUAL REPORT	525

Notes to the Financial Statements (cont.)

Statements of Operations. As of the year ended October 31, 2022, the Investment Adviser did not voluntarily waive or reimburse additional management fees.

5. Administration Fees

Per terms of agreements JPMorgan Chase Bank, N.A. (the “Administrator”) serves as administrator of the Funds. The Administrator provides certain administrative services to the Funds. For these services, the Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

6. Custodian Fees

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as custodian for the Funds in accordance with a Global Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

7. Trustees Fees

The Trust compensates each Trustee who is not an officer, director or employee of Northern Trust Corporation, or its subsidiaries, for his or her services as a Trustee of the Trust and as a member of Board committees.

The Trust has adopted a deferred compensation plan (the “DC Plan”) for its Trustees who are not officers of Northern Trust or NTI. Under the DC Plan, Independent Trustees may elect to defer all or a portion of their compensation. The amount deferred is adjusted periodically based upon the performance of the investment options selected by the Trustees. The investment options currently available under the DC Plan are the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® US ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, and the FlexShares Ready Access Variable Income Fund. Expenses related to the DC Plan are stated on the Statements of Operations.

8. Distribution and Service Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as described in Note 9) for each Fund on an agency basis. The Distributor does not receive a fee from the Funds for its distribution services. However, it receives compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

The Trust has adopted a Distribution and Service Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. The Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board approval. The maximum distribution fee is 0.25% of each Fund’s respective average daily net assets under the Plan. The Funds did not pay any 12b-1 fees during the fiscal year.

9. Issuance and Redemption of Fund Shares

Each Fund only issues and redeems shares to Authorized Participants in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

Retail investors may only purchase and sell fund shares in the secondary market through a broker-dealer and such transactions may be subject to customary commission and fee rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The transaction fees are paid directly to the Fund and used to offset Fund custody fees. Certain fees or costs associated with Creation Unit purchases may be paid by NTI in certain circumstances. In addition, the Trust may from time to time waive the standard transaction fee. The net custody fees charged to the Fund are paid for by the

526	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Investment Adviser through the Fund’s Unitary Fee. Transaction fees remaining in the Funds were as follows:

Fund	As of October 31, 2022	As of October 31, 2021

FlexShares US Quality Low Volatility Index Fund	$—	$1,400

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	—	9,000

FlexShares Emerging Markets Quality Low Volatility Index Fund	4,000	—

FlexShares Morningstar US Market Factor Tilt Index Fund	6,000	4,500

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	13,500	27,000

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	50,000	50,000

FlexShares US Quality Large Cap Index Fund	3,000	2,500

FlexShares STOXX® US ESG Select Index Fund	1,050	1,400

FlexShares STOXX® Global ESG Select Index Fund	—	13,000

FlexShares ESG & Climate US Large Cap Core Index Fund	500	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	28,500	40,500

FlexShares STOXX® Global Broad Infrastructure Index Fund	26,000	28,000

FlexShares Global Quality Real Estate Index Fund	2,000	6,000

FlexShares Quality Dividend Index Fund	5,650	4,600

FlexShares Quality Dividend Defensive Index Fund	2,150	2,850

FlexShares Quality Dividend Dynamic Index Fund	400	1,450

FlexShares International Quality Dividend Index Fund	12,000	8,500

Fund	As of October 31, 2022	As of October 31, 2021

FlexShares International Quality Dividend Defensive Index Fund	$7,000	$—

FlexShares International Quality Dividend Dynamic Index Fund	3,500	7,000

FlexShares Disciplined Duration MBS Index Fund	1,600	400

FlexShares Credit-Scored US Corporate Bond Index Fund	2,500	2,500

FlexShares Credit-Scored US Long Corporate Bond Index Fund	1,000	—

FlexShares High Yield Value-Scored Bond Index Fund	4,000	10,500

FlexShares ESG & Climate High Yield Corporate Core Index Fund	500	—

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	1,500	—

FlexShares Ready Access Variable Income Fund	4,025	525

The FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and the FlexShares Core Select Bond Fund do not charge standard creation unit transaction fees.

10. Investment Transactions

For the period ended October 31, 2022, the FlexShares iBoxx 3-Year Target Duration TIPS Index, FlexShares iBoxx 5-Year Target Duration TIPS Index and FlexShares Disciplined Duration MBS Index Funds invested solely in U.S. Government, including U.S. government agency, securities. The cost of securities purchased by each Fund and proceeds from sales of securities, excluding short-term securities,

FLEXSHARES ANNUAL REPORT	527

Notes to the Financial Statements (cont.)

derivatives and in-kind transactions for the period ended October 31, 2022, were as follows:

Fund	Purchases	Sales

FlexShares US Quality Low Volatility Index Fund	$77,685,812	$78,207,530

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	40,568,141	38,892,587

FlexShares Emerging Markets Quality Low Volatility Index Fund	7,377,095	11,367,052

FlexShares Morningstar US Market Factor Tilt Index Fund	213,636,838	215,141,808

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	144,309,333	162,139,620

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	94,902,088	124,993,055

FlexShares US Quality Large Cap Index Fund	31,176,414	31,250,865

FlexShares STOXX® US ESG Select Index Fund	84,145,128	84,451,172

FlexShares STOXX® Global ESG Select Index Fund	98,390,730	88,413,408

FlexShares ESG & Climate US Large Cap Core Index Fund	1,966,321	1,937,687

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	5,028,020	4,186,394

FlexShares ESG & Climate Emerging Markets Core Index Fund	4,539,322	816,417

FlexShares Morningstar Global Upstream Natural Resources Index Fund	2,391,949,833	2,279,278,538

Fund	Purchases	Sales

FlexShares STOXX® Global Broad Infrastructure Index Fund	$419,150,115	$414,035,975

FlexShares Global Quality Real Estate Index Fund	211,567,422	212,316,627

FlexShares Real Assets Allocation Index Fund	2,440,529	2,442,647

FlexShares Quality Dividend Index Fund	648,710,993	643,782,527

FlexShares Quality Dividend Defensive Index Fund	189,629,100	193,582,198

FlexShares Quality Dividend Dynamic Index Fund	9,738,491	10,540,326

FlexShares International Quality Dividend Index Fund	369,490,308	369,805,953

FlexShares International Quality Dividend Defensive Index Fund	39,114,675	43,273,564

FlexShares International Quality Dividend Dynamic Index Fund	57,392,772	54,153,244

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	2,204,214,189	2,325,200,689

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	592,631,734	641,057,363

FlexShares Disciplined Duration MBS Index Fund	245,965,803	240,714,028

FlexShares Credit-Scored US Corporate Bond Index Fund	174,364,897	202,149,333

FlexShares Credit-Scored US Long Corporate Bond Index Fund	28,328,598	32,759,354

FlexShares High Yield Value-Scored Bond Index Fund	1,528,773,108	1,121,233,848

528	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Purchases	Sales

FlexShares ESG & Climate High Yield Corporate Core Index Fund	$27,461,859	$42,594,636

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	27,117,224	43,006,813

FlexShares Ready Access Variable Income Fund	264,602,955	187,518,660

FlexShares Core Select Bond Fund	175,240,304	177,005,699

11. In-Kind Transactions

During the year ended October 31, 2022, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the period ended October 31, 2022, the fair value of the securities received for subscriptions for each Fund was as follows:

Fund	Fair Value

FlexShares US Quality Low Volatility Index Fund*	$51,323,012

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	6,953,193

FlexShares Morningstar US Market Factor Tilt Index Fund	58,533,847

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	10,705,005

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	1,401,470

FlexShares US Quality Large Cap Index Fund	56,161,544

FlexShares STOXX® US ESG Select Index Fund	37,110,384

FlexShares STOXX® Global ESG Select Index Fund	6,676,848

FlexShares ESG & Climate US Large Cap Core Index Fund	24,781,657

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	15,614,435

FlexShares ESG & Climate Emerging Markets Core Index Fund	1,249,166

FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,927,587,442

Fund	Fair Value

FlexShares STOXX® Global Broad Infrastructure Index Fund	$355,893,861

FlexShares Global Quality Real Estate Index Fund	56,214,297

FlexShares Real Assets Allocation Index Fund	31,090,090

FlexShares Quality Dividend Index Fund	502,584,146

FlexShares Quality Dividend Defensive Index Fund	98,535,580

FlexShares Quality Dividend Dynamic Index Fund	5,822,908

FlexShares International Quality Dividend Index Fund	19,928,105

FlexShares International Quality Dividend Dynamic Index Fund	10,165,626

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	1,152,233,835

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	258,270,229

FlexShares Credit-Scored US Corporate Bond Index Fund	6,995,124

FlexShares High Yield Value-Scored Bond Index Fund	79,251,950

FlexShares Core Select Bond Fund	72,859,326

During the year ended October 31, 2022, certain Funds delivered securities in exchange for redemption of shares (redemptions-in-kind). For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction. For the year ended October 31, 2022, the fair value and realized gain (losses) of the securities transferred for redemptions for each Fund were as follows:

Fund	Fair Value	Net Realized Gains(Losses)

FlexShares US Quality Low Volatility Index Fund	$35,148,856	$8,249,158

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	7,330,973	1,241,765

FlexShares Emerging Markets Quality Low Volatility Index Fund	450,829	(127,745)

FLEXSHARES ANNUAL REPORT	529

Notes to the Financial Statements (cont.)

Fund	Fair Value	Net Realized Gains(Losses)

FlexShares Morningstar US Market Factor Tilt Index Fund	$126,343,854	$75,194,221

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	36,391,968	6,893,368

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	5,641,090	1,253,873

FlexShares US Quality Large Cap Index Fund	52,301,997	14,142,209

FlexShares STOXX® US ESG Select Index Fund	21,057,747	8,342,317

FlexShares STOXX® Global ESG Select Index Fund	14,564,565	8,341,868

FlexShares ESG & Climate US Large Cap Core Index Fund	3,240,718	80,873

FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,533,994,851	615,401,700

FlexShares STOXX® Global Broad Infrastructure Index Fund	61,626,197	21,478,609

FlexShares Global Quality Real Estate Index Fund	34,634,023	9,996,330

FlexShares Real Assets Allocation Index Fund	25,668,796	(115,194)

FlexShares Quality Dividend Index Fund	451,098,973	124,766,672

FlexShares Quality Dividend Defensive Index Fund	161,016,101	44,746,230

FlexShares Quality Dividend Dynamic Index Fund	6,578,716	1,581,915

FlexShares International Quality Dividend Index Fund	24,381,043	2,302,932

FlexShares International Quality Dividend Defensive Index Fund	9,128,011	238,765

Fund	Fair Value	Net Realized Gains(Losses)

FlexShares International Quality Dividend Dynamic Index Fund	$1,510,239	$14,821

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	197,866,452	1,449,246

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	202,042,765	2,289,950

FlexShares Credit-Scored US Corporate Bond Index Fund	6,798,013	(802,474)

FlexShares High Yield Value-Scored Bond Index Fund	21,563,393	(747,168)

FlexShares ESG & Climate High Yield Corporate Core Index Fund	10,100,408	(72,176)

FlexShares Core Select Bond Fund	11,358,002	106,279

12. Guarantees and Indemnifications

In the normal course of business each Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds.

13. New Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that

530	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

In December 2020, Rule 2a-5 under the 1940 Act was adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The effective date for compliance with Rule 2a-5 was September 8, 2022. Management believes the adoption of Rule 2a-5 did not have a material impact on the financial statements.

14. LIBOR Transition

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (FCA), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Although many LIBOR rates were phased out as of December 31, 2021 as originally contemplated, a majority of U.S. dollar LIBOR rates will continue to be published until June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the secured overnight financing rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity and value impact of the change in to alternative rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of

LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

15. Legal Proceedings

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (“Litigation Trustee”) and Wilmington Savings Fund Society, FSB, as indenture Trustee (“Indenture Trustee”) for several series of notes issued by Nine West Holdings, Inc. (“Nine West”), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively ) in the United States District Court for the Northern District of Illinois against a group of defendants including the FlexShares Morningstar US Market Factor Tilt Index Fund that had invested in The Jones Group Inc. (“Jones Group”). The claims in these actions stem from a series of merger transactions (“Transactions”) entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The matters in these proceedings were transferred from the United States District Court for the Northern District of Illinois to the United States District Court for the Southern District of New York to centralize the litigation, and were assigned to the Honorable Jed S. Rakoff for coordinated or consolidated pretrial proceedings. The FlexShares Morningstar US Market Factor Tilt Index Fund allegedly received $224,910 as a result of the Transactions. The Litigation Trustee and Indenture Trustee seek to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were alleged fraudulent conveyances. On June 29, 2020, the former public shareholder defendants, including FlexShares Morningstar US Market Factor Tilt Index Fund, filed a

FLEXSHARES ANNUAL REPORT	531

Notes to the Financial Statements (cont.)

motion to dismiss on the basis that the payments allegedly made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs appealed from that decision and the actions are currently on appeal before the U.S. Court of Appeals for the Second Circuit. The Fund intends to continue to vigorously defend itself against this action.

16. Coronavirus (COVID-19) Pandemic

The global outbreak of the coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations, and their ability to achieve their investment objective(s).

17. European Instability

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion or cyberattacks on governments, companies or individuals, have already decreased, and may further decrease, the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian or other Eastern European investments, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions. Funds that track an Index (an Index Fund) may experience challenges liquidating positions in Russian securities that have been removed from its underlying index and/or sampling the underlying index to continue to seek the Index Fund’s respective investment goal. Such circumstances may lead to increased tracking error between an Index Fund’s performance and the performance of its respective underlying index.

18. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure, other than that effective January 3, 2023, the name of the FlexShares® Ready Access Variable Income Fund will change to FlexShares® Ultra-Short Income Fund.

532	FLEXSHARES ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FlexShares® Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of FlexShares® Trust, comprising the funds listed in the table below (collectively, the “Funds”), including the schedules of investments, as of October 31, 2022, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting FlexShares® Trust as of October 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

FlexShares® Morningstar US Market Factor Tilt Index Fund

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

FlexShares® STOXX® Global Broad Infrastructure Index Fund

FlexShares® Global Quality Real Estate Index Fund

FlexShares® Quality Dividend Index Fund

FlexShares® Quality Dividend Defensive Index Fund

FlexShares® Quality Dividend Dynamic Index Fund

FlexShares® International Quality Dividend Index Fund

FlexShares® International Quality Dividend Defensive Index Fund

FlexShares® International Quality Dividend Dynamic Index Fund

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

FlexShares® Disciplined Duration MBS Index Fund

FlexShares® Ready Access Variable Income Fund

FlexShares® US Quality Large Cap Index Fund

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

FlexShares® Credit-Scored US Corporate Bond Index Fund

FlexShares® Real Assets Allocation Index Fund

FlexShares® STOXX® US ESG Select Index Fund

FlexShares® STOXX® Global ESG Select Index Fund

FlexShares® Core Select Bond Fund

	For the year ended October 31, 2022	For the years ended October 31, 2022 and 2021	For the years ended October 31, 2022, 2021, 2020, 2019, and 2018

FlexShares® High Yield Value-Scored Bond Index Fund	For the year ended October 31, 2022	For the years ended October 31, 2022 and 2021	For the years ended October 31, 2022, 2021, 2020, 2019 and for the period from July 17, 2018 (commencement of operations) through October 31, 2018

FLEXSHARES ANNUAL REPORT	533

Report of Independent Registered Public Accounting Firm (cont.)

Fund Name	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

FlexShares® US Quality Low Volatility Index Fund FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund FlexShares® Emerging Markets Quality Low Volatility Index Fund	For the year ended October 31, 2022	For the years ended October 31, 2022 and 2021	For the years ended October 31, 2022, 2021, 2020 and for the period from July 15, 2019 (commencement of operations) through October 31, 2019

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

FlexShares® ESG & Climate US Large Cap Core Index Fund

FlexShares® ESG & Climate High Yield Corporate Core Index Fund

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

	For the year ended October 31, 2022	For the year ended October 31, 2022 and for the period from September 20, 2021 (commencement of operations) through October 31, 2021	For the year ended October 31, 2022, and for the period from September 20, 2021 (commencement of operations) through October 31, 2021

FlexShares® ESG & Climate Emerging Markets Core Index Fund	For the period from April 20, 2022 (commencement of operations) through October 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies

534	FLEXSHARES ANNUAL REPORT

Report of Independent Registered Public Accounting Firm (cont.)

were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 27, 2022

We have served as the auditor of one or more Northern Trust investment companies since 2002.

FLEXSHARES ANNUAL REPORT	535

Tax Information October 31, 2022 (Unaudited)

QUALIFIED DIVIDEND INCOME (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended October 31, 2021 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2021:

Fund	QDI PERCENTAGE

FlexShares US Quality Low Volatility Index Fund	100.00%

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	80.41

FlexShares Emerging Markets Quality Low Volatility Index Fund	46.58

FlexShares Morningstar US Market Factor Tilt Index Fund	82.02

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	54.03

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	44.47

FlexShares US Quality Large Cap Index Fund	100.00

FlexShares STOXX® US ESG Select Index Fund	100.00

FlexShares STOXX® Global ESG Select Index Fund	100.00

FlexShares ESG & Climate US Large Cap Core Index Fund	100.00

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	100.00

FlexShares ESG & Climate Emerging Markets Core Index Fund	73.10

FlexShares Morningstar Global Upstream Natural Resources Index Fund	83.41

FlexShares STOXX® Global Broad Infrastructure Index Fund	74.40

FlexShares Global Quality Real Estate Index Fund	12.96

FlexShares Real Assets Allocation Index Fund	63.21

FlexShares Quality Dividend Index Fund	86.91

FlexShares Quality Dividend Defensive Index Fund	88.85

Fund	QDI PERCENTAGE

FlexShares Quality Dividend Dynamic Index Fund	97.22%

FlexShares International Quality Dividend Index Fund	63.38

FlexShares International Quality Dividend Defensive Index Fund	60.01

FlexShares International Quality Dividend Dynamic Index Fund	69.10

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD)

A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE

FlexShares US Quality Low Volatility Index Fund	100.00%

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.19

FlexShares Morningstar US Market Factor Tilt Index Fund	78.90

FlexShares US Quality Large Cap Index Fund	100.00

FlexShares STOXX® US ESG Select Index Fund	100.00

FlexShares STOXX® Global ESG Select Index Fund	42.55

FlexShares ESG & Climate US Large Cap Core Index Fund	100.00

FlexShares ESG & Climate Emerging Markets Core Index Fund	0.33

FlexShares Morningstar Global Upstream Natural Resources Index Fund	21.05

FlexShares STOXX® Global Broad Infrastructure Index Fund	38.05

FlexShares Global Quality Real Estate Index Fund	0.39

FlexShares Real Assets Allocation Index Fund	23.42

FlexShares Quality Dividend Index Fund	83.48

536	FLEXSHARES ANNUAL REPORT

Tax Information October 31, 2022 (Unaudited) (cont.)

Fund	CORPORATE DRD PERCENTAGE

FlexShares Quality Dividend Defensive Index Fund	87.16%

FlexShares Quality Dividend Dynamic Index Fund	92.32

FlexShares International Quality Dividend Dynamic Index Fund	0.01

FOREIGN TAX CREDIT

Each Fund below intends to make an election that will allow its shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share, which represent income from sources within, and taxes paid to foreign countries, are as follows:

Fund	TAXES	INCOME

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	$0.0723	$0.7075

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.2001	0.9610

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.1674	2.1646

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.2610	2.0876

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	0.1292	1.0981

FlexShares ESG & Climate Emerging Markets Core Index Fund	0.1132	0.8755

FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.0483	1.5874

FlexShares STOXX Global Broad Infrastructure Index Fund	0.0640	0.7959

FlexShares Real Assets Allocation Index Fund	0.0299	0.5079

FlexShares International Quality Dividend Index Fund	0.1012	1.3201

FlexShares International Quality Dividend Defensive Index Fund	0.0978	1.3473

FlexShares International Quality Dividend Dynamic Index Fund	0.1307	1.5566

FLEXSHARES ANNUAL REPORT	537

Fund Expenses (Unaudited)

As a shareholder, you incur two types of costs:

(1) Transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2022.

The first line under each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2022.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 10/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® US Quality Low Volatility Index Fund

Actual	$1,000.00	$968.00	$1.09	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

Actual	$1,000.00	$878.60	$1.52	0.32%

Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%

FlexShares® Emerging Markets Quality Low Volatility Index Fund

Actual	$1,000.00	$841.20	$1.86	0.40%

Hypothetical	$1,000.00	$1,023.19	$2.04	0.40%

538	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Morningstar US Market Factor Tilt Index Fund

Actual	$1,000.00	$956.30	$1.23	0.25%

Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

Actual	$1,000.00	$866.90	$1.84	0.39%

Hypothetical	$1,000.00	$1,023.24	$1.99	0.39%

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Actual	$1,000.00	$808.90	$2.69	0.59%

Hypothetical	$1,000.00	$1,022.23	$3.01	0.59%

FlexShares® US Quality Large Cap Index Fund

Actual	$1,000.00	$948.30	$1.38	0.28%

Hypothetical	$1,000.00	$1,023.79	$1.43	0.28%

FlexShares® STOXX® US ESG Select Index Fund

Actual	$1,000.00	$943.60	$1.57	0.32%

Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%

FlexShares® STOXX® Global ESG Select Index Fund

Actual	$1,000.00	$908.70	$2.02	0.42%

Hypothetical	$1,000.00	$1,023.09	$2.14	0.42%

FlexShares® ESG & Climate US Large Cap Core Index Fund

Actual	$1,000.00	$938.70	$0.44	0.09%

Hypothetical	$1,000.00	$1,024.75	$0.46	0.09%

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

Actual	$1,000.00	$863.40	$0.56	0.12%

Hypothetical	$1,000.00	$1,024.60	$0.61	0.12%

FlexShares® ESG & Climate Emerging Markets Core Index Fund

Actual	$1,000.00	$800.80	$0.82	0.18%

Hypothetical	$1,000.00	$1,024.30	$0.92	0.18%

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Actual	$1,000.00	$946.40	$2.26	0.46%

Hypothetical	$1,000.00	$1,022.89	$2.35	0.46%

FlexShares® STOXX® Global Broad Infrastructure Index Fund

Actual	$1,000.00	$898.60	$2.25	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FLEXSHARES ANNUAL REPORT	539

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Global Quality Real Estate Index Fund

Actual	$1,000.00	$796.20	$2.04	0.45%

Hypothetical	$1,000.00	$1,022.94	$2.29	0.45%

FlexShares® Real Assets Allocation Index Fund(a)

Actual	$1,000.00	$886.60	$0.52	0.11%

Hypothetical	$1,000.00	$1,024.65	$0.56	0.11%

FlexShares® Quality Dividend Index Fund

Actual	$1,000.00	$948.50	$1.82	0.37%

Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FlexShares® Quality Dividend Defensive Index Fund

Actual	$1,000.00	$960.10	$1.83	0.37%

Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FlexShares® Quality Dividend Dynamic Index Fund

Actual	$1,000.00	$952.40	$1.82	0.37%

Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FlexShares® International Quality Dividend Index Fund

Actual	$1,000.00	$843.10	$2.18	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® International Quality Dividend Defensive Index Fund

Actual	$1,000.00	$846.50	$2.19	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® International Quality Dividend Dynamic Index Fund

Actual	$1,000.00	$831.50	$2.17	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

Actual	$1,000.00	$961.10	$0.89	0.18%

Hypothetical	$1,000.00	$1,024.30	$0.92	0.18%

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

Actual	$1,000.00	$935.20	$0.88	0.18%

Hypothetical	$1,000.00	$1,024.30	$0.92	0.18%

FlexShares® Disciplined Duration MBS Index Fund

Actual	$1,000.00	$950.20	$0.98	0.20%

Hypothetical	$1,000.00	$1,024.20	$1.02	0.20%

540	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Credit-Scored US Corporate Bond Index Fund

Actual	$1,000.00	$949.40	$1.08	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

Actual	$1,000.00	$858.20	$1.03	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

FlexShares® High Yield Value-Scored Bond Index Fund

Actual	$1,000.00	$937.40	$1.81	0.37%

Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FlexShares® ESG & Climate High Yield Corporate Core Index Fund

Actual	$1,000.00	$947.00	$1.13	0.23%

Hypothetical	$1,000.00	$1,024.05	$1.17	0.23%

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

Actual	$1,000.00	$918.20	$0.58	0.12%

Hypothetical	$1,000.00	$1,024.60	$0.61	0.12%

FlexShares® Ready Access Variable Income Fund

Actual	$1,000.00	$1,002.20	$1.26	0.25%

Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%

FlexShares® Core Select Bond Fund(a)

Actual	$1,000.00	$932.50	$1.07	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Fund(s) in which the Fund invests.

FLEXSHARES ANNUAL REPORT	541

Trustees and Officers (Unaudited)

NON-INTERESTED TRUSTEES
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Sarah N. Garvey Age: 70	Trustee	July 2011 to present	• Chairman of the Board of Navy Pier from 2011 to 2013 and Member of the Board from 2011 to 2020; • Member of the Board of Directors of The Civic Federation since 2004; • Member of the Executive Committee and Chairman of the Audit Committee since 2017 and Trustee of the Art Institute of Chicago since 2011.	32	None
Philip G. Hubbard Age: 71	Trustee	July 2011 to present	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001; • President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001; • Chairman of the Board of Trustees of the Wheaton College Trust Company, N. A. since 2004; • Member of the Board of Trustees of Wheaton College since 1998; • Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993; • Member of the Board of First Cup, LLC (restaurant franchising) since 2014.	32	None

542	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Eric T. McKissack Age: 68	Trustee and Chairman	July 2011 to present	• CEO Emeritus and Founder; CEO and Founder from 2004 to 2020 of Channing Capital Management, LLC (an SEC registered investment adviser); • Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002; • Member of the Board of Grand Victoria Foundation since 2011; • Member of the Board of the Graham Foundation since 2014. • Member of the Board of the Terra Foundation since 2021.	32	Morgan Stanley Pathway Funds (formerly, Consulting Group Capital Markets Funds) (11 Portfolios) Since April 2013. Farmer Mac (NYSE: AGM) since February 2021.

INTERESTED TRUSTEE
Darek Wojnar (5) Age: 57	Trustee	December 2018 to present

•  Director and Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Investments Inc. since 2018;

•  Managing Member of the Wojnar Group LLC (a publishing industry consulting company) since 2013;

•  Head of Exchange-Traded Funds at Hartford Funds from2016 to 2017 and Managing Director of Lattice Strategies LLC from 2014 to 2016;

•  Managing Director and Head of US iShares Product at BlackRock (including Barclays Global Investors acquired by BlackRock) from 2005 to 2013 and the Equity Long/Short Opportunities Fund (formerly, NT Equity Long/Short Strategies Fund) from 2011 to 2019.

				32	Northern Funds (43 Portfolios) since January 1, 2019 and Northern Institutional Funds (6 Portfolios) since January 1, 2019

(1)

Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paulita Pike, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Wojnar may be contacted by writing to him at 50 S. LaSalle St., Chicago, IL 60603.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.

(3)	The “Fund Complex” consists of the Trust.

(4)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and is available, without charge, upon request by contacting the Fund directly at (855) 933-6287.

FLEXSHARES ANNUAL REPORT	543

Trustees and Officers (cont.)

OFFICERS
Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Darlene Chappell Age: 59 50 South LaSalle Street Chicago, IL 60603	Anti-Money Laundering Officer	July 2011 to present	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities,Inc., Northern Funds, Northern Institutional Funds,and Alpha Core Strategies Fund since 2009, Equity Long/Short Opportunities Fund (formerly NT Equity Long/ Short Strategies Fund) from 2011 to 2019 and 50 South Capital Advisors, LLC since 2015 and Belvedere Advisors LLC since 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.
Susan W. Yee Age: 52 70 Fargo Street, Boston, MA 02110	Assistant Secretary	October 2014 to present	Vice President, Regulatory Services Group, J.P. Morgan Chase Bank, N.A. since 1994, in various positions.
Jose J. Del Real, Esq. Age: 44 50 South LaSalle Street Chicago, IL 60603	Secretary	December 2018 to present	Senior Legal Counsel and Senior Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from August 2015 to March 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Secretary of Northern Funds and Northern Institutional Funds since November 2018; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from May 2015 to November 2018; Assistant Secretary of FlexShares Trust from June 2015 to December 2018.
Maya Teufel Age: 50 50 South LaSalle Street Chicago, IL 60603	Chief Compliance Officer	July 2019 to present	Chief Compliance Officer of FlexShares Trust since July 2019; Chief Compliance Officer of Northern Trust Investments, Inc. since July 2019; Co-Head of U.S. Regulatory Compliance Group of Goldman Sachs Asset Management, LP from September 2016 to June 2019; General Counsel and Chief Compliance Officer of Emerging Global Advisors, LLC from November 2013 to August 2016; and Vice President and Corporate Counsel of Jennison Associates LLC from July 2005 to November 2013.
Randal E. Rein Age: 52 50 South LaSalleStreet Chicago, IL 60603	Treasurer and Principal Financial Officer	July 2011 to present	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds and Northern Institutional Funds since 2008; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.
Peter K. Ewing Age: 63 50 South LaSalle Street Chicago, IL 60603	President	March 2017 to present	President of Northern Funds and Northern Institutional Funds and the Trust since March 2017; Vice President of the Trust from July 2011 to February 2017; Director of Product Management, ETFs & Mutual Funds, and Director of Northern Trust Investments, Inc. since March 2017; Senior Vice President of, The Northern Trust Company and Northern Trust Investments, Inc., since September 2010; Director of ETF Product Management of, Northern Trust Investments, Inc. from September 2010 to February 2017.

544	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Craig R. Carberry, Esq. Age: 61 50 South LaSalle Street Chicago, IL 60603	Chief Legal Officer	June 2019 to present	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Chief Legal Officer and Secretary of Belvedere Advisors LLC since September 2019; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011-2109; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.
Christopher P. Fair Age: 40 50 South LaSalle Street Chicago, IL 60603	Vice President	June 2019 to present	Vice President, The Northern Trust Company since March 2020; ETF Services Manager, Northern Trust Investments, Inc. since June 2019; Second Vice President, The Northern Trust Company from November 2015 to March 2020; ETF Product Manager, Northern Trust Investments, Inc. from November 2015 to June 2019; Fund Administration Supervisor, Calamos Investments LLC from February 2015 to November 2015; Senior Mutual Fund Accountant, Calamos Investments LLC from February 2009 to January 2015.
Himanshu S. Surti Age: 47 50 South LaSalle Street Chicago, IL 60603	Vice President	December 2020 to present	Senior ETF Product Manager, Northern Trust Investments, Inc. since November 2020; Senior Vice President, The Northern Trust Company since November 2020; Portfolio Manager and Chief Operating Officer, Cambria Investment Management from June 2014 to November 2020; Vice President, Cambria ETF Trust from March 2018 to November 2020.

(1)	Officers hold office at the pleasure of the Board until their successors are duly elected and qualified, or until their death, resignation, or disqualification.

FLEXSHARES ANNUAL REPORT	545

Approval of Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the FlexShares Trust (the “Trust”) oversees the management of the Trust and each separate series of the Trust covered in this report (each, a “Fund” and, collectively, the “Funds”) and, as required by law, determines whether to approve the Trust’s investment advisory and ancillary services agreement (the “Advisory Agreement”) with Northern Trust Investments, Inc. (the “Adviser”), an indirect subsidiary of the Northern Trust Corporation.

* * * * *

At a meeting on June 23, 2022 (the “June Meeting”), the Board, including all of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), considered whether to approve the continuation of the Advisory Agreement between the Adviser and the Trust, on behalf of each Fund.

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the June Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the June Meeting, the Trustees considered the Adviser’s presentations and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been determined by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of fund data, which included, among other things, the following information: (1) a description of the types of funds chosen by Broadridge to compare to each Fund; (2) comparative performance data for each Fund; (3) data on each Fund’s expenses and fees; and (4) comparative fee data for each Fund’s respective peer group, including comparisons of advisory fees and total expense ratios. In considering the Advisory Agreement, the Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of the Adviser. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement was in the best interest of each of the

Funds and their shareholders and approved the continuation of the Advisory Agreement on behalf of the Funds.

The material factors and conclusions that formed the basis for the Trustees reaching their determination to approve the continuation of the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by the Adviser to each Fund. The Board also considered the Adviser’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services including, among other things: (i) filing reports with the SEC, (ii) periodically updating the Trust’s registration statement, (iii) establishing and maintaining the Funds’ website to comply with regulatory requirements, (iv) monitoring anticipated purchases and redemptions of creation units by shareholders and new investors, (v) providing information and assistance as required by the Trust’s administrator and fund accountant in connection with the Trust’s shares, and (vi) providing assistance in connection with the operations of the Trust generally.

The Board also considered the quality of the Adviser’s resources that are made available to the Trust. The Board noted the Adviser’s and its affiliates’ financial position, stability and commitment to growing their exchange-traded funds (“ETFs”) business. The Board also considered the operation and strength of the Adviser’s compliance program.

The Board noted that Foreside Fund Services, LLC, an entity unaffiliated with the Adviser, provides distribution services to the Funds and that JPMorgan Chase Bank, N.A., also an unaffiliated entity, provides custody, transfer agency, securities lending and fund administration support services, and that these service provider arrangements were relevant to the Board’s considerations of the totality of the circumstances surrounding renewal of the Advisory Agreement. The Board concluded that each Fund benefited from the services provided under the Advisory Agreement and as a result of the Adviser’s operations, resources, experience, reputation and personnel.

546	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

Performance, Fees and Expenses

The Board considered that, unlike FlexShares® Ready Access Variable Income Fund and FlexShares® Core Select Bond Fund (each, an “Active Fund”), the investment objective of each Fund other than the Active Funds (each, an “Index Fund”) is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified index (each, an “Underlying Index”). The Board considered the Adviser’s explanation that performance information with respect to funds in relevant peer universes and peer groups selected by Broadridge is only one of several comparative data points and that none of the peer funds sought to track an index that was the same as any Index Fund’s Underlying Index. The Board considered the information that the Adviser provided regarding the difference between each Fund’s performance, after fees and expenses, and the performance of its Underlying Index or benchmark index (as applicable) over certain periods of time, including as noted further below, ended March 31, 2022 (the “Tracking Difference”). The Board considered the Adviser’s expectations for each Index Fund’s Tracking Difference and noted the Adviser’s view that all instances of Tracking Difference for the Index Funds reflect results well within appropriate expectations after taking into account (i) all of the factors that affect Tracking Difference and (ii) the ancillary objectives of minimizing portfolio transaction costs and tax-related inefficiencies.

The Board also considered comparative performance, fee and expense information of each Fund provided by Broadridge. The Broadridge comparisons ranked each Fund in various quintiles over certain periods of time, including as noted further below, ended March 31, 2022, with the first quintile being the lowest or best 20% of the funds in terms of fund cost and fund performance, respectively. The Board noted that, in certain cases, the Broadridge peer funds included funds sponsored by an “at cost” service provider and that there were limitations in providing comparable peer funds.

The Board considered that the Adviser contractually agreed to reimburse the portion of the operating expenses of each Fund until at least March 1, 2023, so that, after such reimbursement, the total annual fund operating expenses of a Fund, excluding any acquired fund fees and expenses, expressed as a percentage of average daily net assets, does not exceed an amount equal to the sum of (i) the Fund’s advisory fee rate and (ii) 0.0049% (the “Expense Reimbursement Agreement”).

In reaching its determinations, the Board considered a large amount of data provided by the Adviser in response to a written request previously submitted by the Independent Trustees to the Adviser. Among the information considered by the Board was the following information:

Index Funds:

FlexShares® Morningstar US Market Factor Tilt Index Fund (TILT)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 20 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, number of holdings and approach to portfolio and trade construction.

The Board also considered that the Fund’s performance was in the third quintile of its performance universe for the one-year, three-year and five-year periods and in the second quintile for the ten-year period.

The Board noted that the Fund’s advisory fee net of waivers (“Net Advisory Fee”) was one basis point higher than its expense group median and the Fund’s contractual advisory fee (“Contractual Advisory Fee”) and total expense ratio (which represents the total cost to investors) were equal to its expense group median.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (TLTD)

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one-year and three-year periods and differed from the performance of the Underlying Index by less than 10 basis points for the remaining periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, dividend-related

FLEXSHARES ANNUAL REPORT	547

Approval of Advisory Agreement (cont.)

tax differentials, the use of futures, securities selection, compounding of tracking difference, transaction costs and number of holdings.

The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for the five-year and since inception periods, the second quintile for the three-year period and the third quintile for the one-year period.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors) and Net Advisory Fee were higher than its expense group median while its Contractual Advisory Fee was lower than its expense group median and considered this in light of the Fund’s performance.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (TLTE)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 100 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, Indian capital gains tax accruals, the use of futures, transaction costs, securities selection, dividend tax differentials compounding of tracking difference and number of holdings.

The Board noted that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period and in the third quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.15% of its expense group median.

FlexShares® US Quality Large Cap Index Fund (QLC)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its

Underlying Index by less than 40 basis points for all periods. The Board considered the factors that influenced the Fund’s

Tracking Difference including, among other things, compounding of tracking difference, transaction costs, the use of futures and securities selection.

The Board noted that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period, the fourth quintile for the three-year period and the fifth quintile for all remaining periods.

The Board and Adviser agreed to a contractual expense reduction in the management fee for the Fund from 0.32% to 0.25% per annum, with a corresponding reduction of the Adviser’s expense limitation agreement with the Fund’s trust.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and considered this in light of the Fund’s performance.

FlexShares® STOXX® US ESG Select Index Fund (ESG)

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including dividend-related tax differentials, the use of futures, compounding and securities selection.

The Board also considered that the Fund’s performance ranked in the first or second quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and considered this in light of the Fund’s performance.

FlexShares® STOXX® Global ESG Select Index Fund (ESGG)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 5 basis points for the one-year, three-year and five-year periods and was roughly equal to the performance of its Underlying Index

548	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

for the since inception period. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, dividend-related tax differentials, securities selection, compounding, transaction costs and the use of futures.

The Board noted that the Fund’s performance ranked in the first quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and considered this in light of the Fund’s performance.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (GUNR)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 90 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, compounding, the use of futures, securities selection, transaction costs, Indian capital gains tax accruals and dividend tax differentials.

The Board also considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year period, in the third quintile for the third-year period and in the first quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) was lower than its expense group median and its Contractual Advisory Fee and Net Advisory Fee were three and four basis points higher, respectively, than its expense group median.

FlexShares® STOXX® Global Broad Infrastructure Index Fund (NFRA)

The Board considered that the Fund’s performance, after fees and expenses, exceeded the performance of its Underlying Index for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, compounding, the use of futures, securities selection, transaction costs, Indian capital gains tax accruals and dividend tax differentials.

The Board considered that the Fund’s performance ranked in the fifth quintile of its performance universe for the one-year period and in the fourth quintile for all remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and considered this in light of the Fund’s performance.

FlexShares® Global Quality Real Estate Index Fund (GQRE)

The Board considered that the Fund’s performance, after fees and expenses, exceeded the performance of its Underlying Index for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, securities selection, dividend-related tax differentials, compounding, transaction costs and the use of futures.

The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period, in the second quintile for the since inception period and the fourth quintile for all remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) was equal to its expense group median while its Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and considered this in light of the Fund’s performance.

FlexShares® Real Assets Allocation Index Fund (ASET)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 20 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the compounding effect of Tracking Difference during periods of market volatility and transaction costs.

The Board noted that the Fund’s performance was in the fifth quintile of its performance universe for the one-year period, in the fourth quintile for the three-year period, and in the second quintile for the remaining periods.

FLEXSHARES ANNUAL REPORT	549

Approval of Advisory Agreement (cont.)

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) was lower than its expense group median, its Net Advisory Fee was equal to its expense group median, and the Fund’s Contractual Advisory Fee was higher than its expense group median. The Board noted that the Fund’s Contractual Advisory Fee was within 0.07% of its expense group median Contractual Advisory Fee. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds.

FlexShares® Quality Dividend Index Fund (QDF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 60 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the compounding effect of Tracking Difference during periods of market volatility, transaction costs, the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index, and stock selection.

The Board also considered that the Fund’s performance ranked in the third quintile for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee, and Contractual Advisory Fee were equal to its expense group median.

FlexShares® Quality Dividend Defensive Index Fund (QDEF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 60 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the compounding effect of Tracking Difference during periods of market volatility, transaction costs, stock selection, and the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index.

The Board considered that the Fund’s performance ranked in the third or fourth quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee, and Contractual Advisory Fee were equal to its expense group median.

FlexShares® Quality Dividend Dynamic Index Fund (QDYN)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 40 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, volatility-related compounding and stock selection as well as the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index.

The Board also considered that the Fund’s performance ranked in the first or second quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee, and Contractual Advisory Fee were equal to its expense group median.

FlexShares® International Quality Dividend Index Fund (IQDF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 40 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, volatility-related compounding, the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index, stock selection, dividend tax differentials whereby the Fund may be eligible for different tax withholding and transaction costs.

The Board also considered that the Fund’s performance ranked in the fifth quintile for the one-year period, the third quintile for the three-year and since inception periods and the fourth quintile for the remaining period.

550	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors) and Contractual Advisory Fee were equal to its expense group median while its Net Advisory Fee was higher than its expense group median Net Advisory Fee. The Board noted that the Fund’s Net Advisory Fee was within 0.01% of its expense group median Net Advisory Fee.

FlexShares® International Quality Dividend Defensive Index Fund (IQDE)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by 50 basis points or less for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the compounding effect of Tracking Difference during periods of market volatility, differences in security-level weights relative to the Underlying Index which can be impacted by multiple factors including, but not limited to, pending corporate actions, round lot conventions, multiple share classes, transaction cost minimization, and security specific liquidity constraints, the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index, trade related stamp taxes in certain foreign jurisdictions and accruals from India capital gains taxes that can differ from the Underlying Index.

The Board also considered that the Fund’s performance ranked in the fourth quintile for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Contractual Advisory Fee were equal to its expense group median while its Net Advisory Fee was higher than its expense group median Net Advisory Fee. The Board noted that the Fund’s Net Advisory Fee was within 0.01% of its expense group median Net Advisory Fee.

FlexShares® International Quality Dividend Dynamic Index Fund (IQDY)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 50 basis points for all periods. The Board considered the factors that influenced the Fund’s

Tracking Difference including, among other things, the compounding effect of Tracking Difference during periods of market volatility, differences in security-level weights relative to the Underlying Index which can be impacted by multiple factors including, but not limited to, pending corporate actions, round lot conventions, multiple share classes, transaction cost minimization, and security specific liquidity constraints, the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index, trade related stamp taxes in certain foreign jurisdictions and accruals from India capital gains taxes that can differ from the Underlying Index.

The Board also considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year period and in the first or second quintile for the remaining periods.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors) and Contractual Advisory Fee were equal to its expense group median while its Net Advisory Fee was higher than its expense group median Net Advisory Fee. The Board noted that the Fund’s Net Advisory Fee was within 0.01% of its expense group median Net Advisory Fee.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund (TDTT)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 20 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, pricing differences, security selection, and liquidity and trading costs.

The Board also considered that the Fund’s performance ranked in the third or fourth quintile of its performance universe for all periods.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and the Fund’s total expense ratio was within 0.07% of its expense group median.

FLEXSHARES ANNUAL REPORT	551

Approval of Advisory Agreement (cont.)

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund (TDTF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 25 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, pricing differences, security positioning, liquidity considerations and interest rates.

The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year period and the second quintile for the remaining periods.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and the Fund’s total expense ratio was within 0.07% of its expense group median.

FlexShares® Disciplined Duration MBS Index Fund (MBSD)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 105 basis points for the one-year period and by less than 55 basis points for the remaining periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, pricing differences and liquidity and trading costs. The Board also considered that the Fund’s Underlying Index generally achieves its target duration with fewer constituents than its peer indices, and that the Adviser utilizes a representative sampling strategy to manage the Fund.

The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the three-year period and in the fourth quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Net Advisory Fee were higher than its expense group median while the Fund’s Contractual Advisory Fee was equal to its expense group median Contractual Advisory Fee. The Board noted its total expense ratio was within 0.15% of its expense group median.

FlexShares® Credit-Scored US Corporate Bond Index Fund (SKOR)

The Board considered the Fund’s performance for the one-, three-, five-year and since inception periods. The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 20 basis points for the one-year period and exceeded the performance of its Underlying Index by more than 200 basis points for the since inception period. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, shifts in interest rates, liquidity and trading costs, and pricing differences.

The Board also considered that the Fund’s performance ranked in the fourth quintile for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.08% of its expense group median. The Board considered this in the context of the Fund’s performance against its Underlying Index.

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (LKOR)

The Board considered the Fund’s performance for the one-, three-, five-year and since inception periods. The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 15 basis points for the one-year period and exceeded the performance of its Underlying Index by more than 550 basis points for the since inception period. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, pricing differences, shifts in interest rates, liquidity and trading costs, and security selection. The Board also considered that the Adviser utilizes a representative sampling strategy to manage the Fund.

552	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

The Board also considered that the Fund’s performance ranked in the second quintile for the one-year period and the first quintile of its performance universe for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its Fund’s total expense ratio was within 0.08% of its expense group median. The Board considered this in the context of the Fund’s performance.

FlexShares® High Yield Value-Scored Bond Index Fund (HYGV)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 75 basis points for the one-year period and less than 135 basis points for the remaining periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, liquidity and trading costs, shifts in interest rates, security selection and pricing differences.

The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year period and in the first quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.03% of its expense group median.

FlexShares® US Quality Low Volatility Index Fund (QLV)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 35 basis points for both the one-year and since inception periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the compounding effect of tracking error in periods of high volatility, the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index, stock selection, and transaction costs.

The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period and the fourth quintile for the since inception period. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.03% of its expense group median.

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (QLVD)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by 30 basis points for both the one-year and since inception periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the compounding effect of tracking error in periods of high volatility.

The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period and in the fifth quintile for the since inception period. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Net Advisory Fee were higher than its expense group median, while its Contractual Advisory Fee was lower than its expense group median. The Board noted that the Fund’s Net Advisory Fee was within 0.04% of its expense group median.

FlexShares® Emerging Markets Quality Low Volatility Index Fund (QLVE)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 90 basis points for the one-year and since inception periods. The Board considered the factors that influenced

FLEXSHARES ANNUAL REPORT	553

Approval of Advisory Agreement (cont.)

the Fund’s Tracking Difference including, among other things, rebalancing of the Underlying Index, the use of broad equity index futures to equitize cash and accruals, Indian capital gains tax accruals, transaction costs, dividend differential, and compounding of tracking difference.

The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period and in the fourth quintile for the since inception period. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (FEDM)

The Board considered that the Fund’s performance, after fees and expenses, exceeded its Underlying Index by more than 5 basis points since inception. The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe since inception. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® ESG & Climate US Large Cap Core Index Fund (FEUS)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 5 basis points since inception. The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe since inception. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (FEIG)

The Board considered that the Fund’s performance, after fees and expenses, exceeded its Underlying Index by more than 15 basis points since inception. The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe since inception. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (FEHY)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 30 basis points since inception. The Board also considered that the Fund’s performance ranked in the fifth quintile of its performance universe since inception. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® ESG & Climate Emerging Markets Core Index Fund (FEEM)

The Board considered the Fund’s performance, as well as its fees and expenses, and noted that the Fund had recently launched on April 21, 2022. The Board determined that it would be prudent to allow the Adviser more time to develop the Fund.

554	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

Active Funds:

FlexShares® Ready Access Variable Income Fund (RAVI)

The Board considered that the Fund’s performance ranked in the first quintile for the five-year period, the fourth quintile for the one-year period and the second quintile for the remaining periods. The Board also considered that the Fund outperformed its benchmark index for the three- and five-year and since inception periods and underperformed its benchmark index for the one-year period. The Board also considered information provided by the Adviser with regard to the Fund’s performance against certain peer funds identified by the Adviser. In this regard, the Board considered the Adviser’s assertion that consistent with the Adviser’s capital market assumptions, the Fund’s portfolio composition has generally been characterized by longer duration and higher credit quality than certain peer funds.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and the Fund’s total expense ratio was within 0.06% of its expense group median.

FlexShares® Core Select Bond Fund (BNDC)

The Board considered that the Fund’s performance ranked in the third or fourth quintile of its performance universe for all periods. The Board also considered that the Fund underperformed its benchmark index for all periods. The Board also considered information provided by the Adviser with regard to the Fund’s performance against certain peer funds identified by the Adviser. In this regard, the Board considered the Adviser’s assertion that relative to such peers, the Fund has historically been overweight to treasury securities and investment grade corporate bonds and, as such, the peer funds have historically benefited during risk-on market environments through heavier allocations to securitized debt instruments and lower credit quality securities.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds.

Costs of Services and Profits of the Adviser

The Board considered the unitary fee structure and the expenses for each Fund and noted that, under the Advisory Agreement, the Adviser was responsible for most expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Board considered that the Adviser was not responsible under the Advisory Agreement for certain expenses, including the fees and expenses of the Trust’s Independent Trustees and their independent legal counsel, litigation expenses and other extraordinary expenses.

The Board considered the advisory fee for each Fund as compared to that of other comparable funds in relation to its respective Broadridge median. The Board considered the Adviser’s explanation that each Index Fund’s advisory fee (both gross and net of waivers) compared favorably with its respective Broadridge median advisory fee (both gross and net of waivers) for comparable funds set forth in the Broadridge report, especially taking into account, among other factors, important differences between the indexes upon which such comparable funds are based and each Index Fund’s Underlying Index, including in certain cases differences between the number of portfolio holdings for comparable funds and the Funds. The Board considered the advisory fee schedules for other accounts with similar investment advisory mandates as those of the Funds, noting that there were no comparable accounts for certain of the Funds. The Board considered (a) the differences in managing ETFs versus separately managed accounts which involve daily purchase and redemption activity along with robust regulatory and governance requirements; and (b) the Funds’ unitary fee structure.

The Board examined the Adviser’s profitability information provided by the Adviser, and the Trustees considered that the Adviser was profitable on a pre-distribution basis but not on a post-distribution basis. The Board considered that the Adviser’s potential for profitability would continue to be subject to financial uncertainties and risks. The Board also

FLEXSHARES ANNUAL REPORT	555

Approval of Advisory Agreement (cont.)

considered that the Adviser would continue to develop and offer additional new products in efforts to complete the overall integrity of the Trust’s product suite, consistent with its product strategy, and that these products may expose the Adviser to additional financial risks and uncertainties.

Economies of Scale

The Board considered whether the Adviser may realize economies of scale in managing and supporting the Funds. The Board reviewed each Fund’s fee arrangements, which did not include breakpoints, and considered that, in light of the unitary fee structure, the Adviser’s profitability from its services to the Trust and the significant investment that the Adviser had made and continues to make in the Trust, breakpoints were not necessary at this time. The Board also noted the Expense Reimbursement Agreement.

Other Benefits to the Adviser

In addition to considering the profits that may be realized by the Adviser, the Board considered information regarding other direct and indirect benefits the Adviser may receive as a result of its relationship with the Funds, including whether any compensation would be paid to its affiliates. The Board also considered that some of the Funds’ shareholders have other client relationships with the Adviser or its affiliates. The Board also reviewed the extent to which the Adviser and its other clients, as well as the Funds, benefit from receipt of the research products and services generated by the Funds.

The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement and each Fund’s investment advisory fee. They determined that each Fund’s advisory fee was reasonable in light of the services provided and the performance achieved by the Fund.

556	FLEXSHARES ANNUAL REPORT

Supplemental Information (Unaudited)

Principal Risks

As with any investment, you could lose all or part of your investment in a Fund, and the Fund’s performance could trail that of other investments. In addition to the discussion of the risks of certain of the Funds’ investments included in Note 2, some of the principal risks of investment in the Funds are summarized below. A more complete description of principal risks is included in each Fund’s Prospectus.

The following risks apply to all of the Funds:

Derivatives Risk

Changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index, and the Funds could lose more than the principal amount invested. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Market Trading Risk

Each Fund is subject to risks resulting from its shares being listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Funds’ shares trading at a premium or discount to NAV.

Authorized Participant Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.

Securities Lending Risk

Securities lending risk is the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

Market Risk

Market risk is the risk that general market conditions, such as real or perceived adverse economic or political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by a Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in a Fund to decline. Market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness

FLEXSHARES ANNUAL REPORT	557

Supplemental Information (cont.)

(including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments. Market risk also includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investment may be negatively affected. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

The following risk applies only to the Index Funds:

Index Risk

Index risk is the risk that an Index Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Index Fund does not utilize an investing strategy that seeks returns in excess of an index. Additionally, each Index Fund rebalances and/or reconstitutes its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Index Fund’s rebalance and/or reconstitution schedule.

Tracking Error Risk

Tracking error risk is the risk that an Index Fund’s performance may vary substantially from the performance of its Underlying Index. An Index Fund’s performance may vary from the performance of its Underlying Index for a number of reasons, including that the Index Fund incurs operating expenses that the Underlying Index does not and that the Index Fund accepts custom baskets.

Sampling Risk

Sampling Risk is the risk that an Index Fund’s use of a representative sampling approach may result in increased tracking error because the securities selected for an Index Fund in the aggregate may vary from the investment profile of its Underlying Index. Additionally, the use of a representative sampling approach may result in an Index Fund holding a smaller number of securities than its Underlying Index, and, as a result, an adverse development to an issuer of securities that the Index Fund holds could result in a greater decline in NAV than would be the case if the Index Fund held all of the securities in its Underlying Index.

Calculation Methodology Risk

Each of the Index Funds is subject to Calculation Methodology Risk. This is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed. A security included in an Underlying

558	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure. Unusual market conditions may cause the provider of the Underlying Index to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

Concentration Risk

If an Index Fund is concentrated in a particular industry or group of industries, the Index Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

The following risks apply to each Fund, as disclosed:

Interest Rate/Maturity Risk

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, and FlexShares Core Select Bond Fund are subject to the risk that the value of the Funds’ fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-duration fixed income securities than shorter-duration fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

MLP Risk

FlexShares STOXX Global Broad Infrastructure Index Fund and FlexShares Real Assets Allocation Index Fund are subject to the risk that accompanies an investment in MLP units. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors, such as the Fund, than investments in a corporation. An investor in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but may not be shielded from liability to the same extent that a shareholder of a corporation would be. MLPs are also subject to risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. MLPs may also be sensitive to changes in interest rates and during periods of interest rate volatility, limited capital markets access and/or low commodities pricing and may not provide attractive returns.

MLP Tax Risk

FlexShares STOXX Global Broad Infrastructure Index Fund and FlexShares Real Assets Allocation Index Fund are subject to the tax risk that accompanies an investment in MLP units. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986. MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for U.S. federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of a Fund’s investment (and the Fund), and, consequently, lower income.

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Supplemental Information (cont.)

New Fund Risk

FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund are subject to the risk that each Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, a Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a Fund would be maintained at such levels, which could negatively impact the Fund. Each Fund’s Distributor does not maintain a secondary market in the shares.

Non-diversification Risk

FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund are subject to the risk that because the Funds are non-diversified and may invest a larger percentage of their respective assets in the securities of fewer issuers than a diversified fund, each Fund’s performance will be more vulnerable to changes in the market value of a single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

Mid and Small Cap Stock Risk

FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX US ESG Select Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and FlexShares International Quality Dividend Dynamic Index Fun are subject to the risk that stocks of mid-sized and smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Smaller companies may also include micro-capitalization companies. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Valuation Risk

FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources

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Supplemental Information (cont.)

Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored U.S Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, and FlexShares Ready Access Variable Income Fund are subject to the risk that the sale price the Funds could receive for a security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology.

Value Investing Risk

FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, and FlexShares Real Assets Allocation Index Fund are subject to the risk that each Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

ESG Investment Risk

FlexShares STOXX US ESG Select Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund are subject to the risk that because the methodology of each Fund’s Underlying Index selects and assigns weights to securities of issuers for nonfinancial reasons, each Fund may underperform the broader equity market or other funds that do not utilize ESG investment criteria. Although each Fund’s Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. There is also the risk that a Fund may have indirect exposure to companies that have been excluded from its Underlying Index through its use of certain derivative instruments. In addition, because investors can differ in their views of what constitutes positive or negative ESG characteristics, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in a Fund’s Underlying Index may not exhibit positive or favorable ESG characteristics.

Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare a Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics.

An Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither a Fund nor NTI can offer assurances that a Fund’s Underlying Index’s methodology or sources of information will

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Supplemental Information (cont.)

provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. Index Providers use third-party data that they believe to be reliable, but they do not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or an Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.

High Portfolio Turnover Risk

FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, and FlexShares ESG & Climate High Yield Corporate Core Index Fund are subject to the risk that active and frequent trading of each Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

Global Natural Resources Risk

FlexShares Morningstar Global Upstream Natural Resources Index Fund and FlexShares Real Assets Allocation Index Fund are subject to the risks associated with investment in the global natural resources sector in addition to the general risk of the stock market. The natural resources sector can be significantly affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of a Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.

Infrastructure-Related Companies Risk

FlexShares STOXX Global Broad Infrastructure Index Fund and FlexShares Real Assets Allocation Index Fund are subject to the risks associated with investment in infrastructure-related companies in addition to the general risk of the stock market. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of a Fund’s or Underlying Fund’s investments in infrastructure-related companies to decline.

Hedging Risk

FlexShares Core Select Bond Fund is subject to the risk that the Fund’s short positions in U.S. Treasury futures and similar positions through transactions in interest rate swaps will not completely eliminate interest rate risk of long positions in bonds. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures and interest rate swaps positions as compared to gains in the long bond positions attributable to interest rate changes.

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Supplemental Information (cont.)

Corporate Bond Risk

FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, and FlexShares Credit-Scored US Long Corporate Bond Index Fund invest primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk

FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, and FlexShares Real Assets Allocation Index Fund are subject to the risk that rising interest rates may adversely affect the Funds. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of a Fund may decline when investors anticipate or experience rising interest rates.

In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and a Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause a Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s NAV. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for a Fund.

Cash Transactions Risk

FlexShares Disciplined Duration MBS Index Fund and FlexShares Ready Access Variable Income Fund may effect creation or redemption orders of their shares entirely for cash, rather than for in-kind securities. Paying redemption proceeds entirely in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause a Fund to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As a result, investment in a Fund’s shares may be less tax efficient than investment in an ETF that meets redemption orders entirely in-kind with portfolio securities. The use of all cash creations and redemption orders may also cause a Fund’s shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Fund’s NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, a Fund’s performance could be negatively impacted.

China Investment Risk

FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, and FlexShares ESG & Climate Emerging Markets Core Index Fund are subject to the risks associated with investments in companies located or operating in China, such as nationalization, expropriation, or confiscation of property; alteration or discontinuation of economic reforms; and considerable degrees of economic, political and social instability.

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Supplemental Information (cont.)

Investors in Chinese markets generally experience difficulties in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgements due to a lack of publicly available information; and there are generally limited legal remedies for shareholders. Internal social unrest or confrontations with other neighboring countries, including military conflicts, may disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks.

Taiwan Investment Risk

FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, and FlexShares ESG & Climate Emerging Markets Core Index Fund are subject to the risks of investing in securities of Taiwanese issuers. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries, which may materially affect the Taiwanese economy and its securities market. Investments in securities of Taiwanese companies are subject to Taiwan’s heavy dependence on exports. Reductions in spending on Taiwanese products and services, labor shortages, institution of tariffs or other trade barriers, or a downturn in any of the economies of Taiwan’s key trading partners, including the United States, may have an adverse impact on the Taiwanese economy and the values of Taiwanese companies.

Foreign Securities Risk

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored U.S Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, FlexShares Ready Access Variable Income Fund, and FlexShares Core Select Bond Fund are subject to the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of a Fund’s investments to decline. Foreign banks, agents and securities depositories that hold a Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and

564	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

transaction costs of foreign currency conversions. Unless a Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by a Fund, could reduce performance if there are unanticipated changes in currency exchange rates.

Emerging Markets Risk

FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and FlexShares Ready Access Variable Income Fund are subject to the risk that investments in emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede a Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Japan Investment Risk

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, and FlexShares Developed Markets ex-US Quality Low Volatility Index Fund are subject to the risks of investment in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the securities of Japanese companies held by a Fund.

South Korea Investment Risk

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund is subject to the risks of investment in securities of South Korean issuers. South Korean issuers in which the Fund invests may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

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Supplemental Information (cont.)

United Kingdom Investment Risk

FlexShares ESG & Climate Developed Markets ex- US Core Index Fund is subject to the risks of investment in securities of United Kingdom issuers. Investments in issuers located in the United Kingdom (“UK”) may subject the Fund to regulatory, political, currency, security and economic risk specific to the UK. The UK has one of the largest economies in Europe and is heavily dependent on trade with the European Union (“EU”). As a result, the UK economy may be impacted by changes to the economic health of EU member countries. In 2016, the UK voted to leave the EU (commonly known as “Brexit”), and on January 31, 2020, the UK officially withdrew from the EU. The precise impact on the UK’s economy as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the UK’s loss of its membership in the EU single market.

Dividend Risk

FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and FlexShares International Quality Dividend Dynamic Index Fund are subject to the risk that an issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. A Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Volatility Risk

FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and FlexShares International Quality Dividend Dynamic Index Fund are subject to the risk that the actual level of volatility experienced by a Fund may be greater or lower than the targeted overall volatility of the Fund’s Underlying Index. Although a Fund’s Underlying Index is designed to have a targeted overall volatility, there is no guarantee that it will have the targeted overall volatility. A Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that a Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.

Real Estate Securities Risk

FlexShares Global Quality Real Estate Index Fund and FlexShares Real Assets Allocation Index Fund are subject to the risks associated with investment in the real estate sector in addition to the general risk of the stock market. Investing in securities of real estate companies will make an Underlying Fund, and the Fund, more susceptible to risks associated with the owner-ship of real estate and with the real estate industry in general, as well as risks that relate specifically to the way in which real estate companies are organized and operated. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that an Underlying Fund, and the Fund, concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

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Supplemental Information (cont.)

Real Estate Investment Trust (REIT) Risk

FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, and FlexShares STOXX® Global Broad Infrastructure Index Fund are subject to the risk that a Fund’s investments may be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Underlying Fund Risk

FlexShares Core Select Bond Fund is subject to the risk that the Fund’s investment performance and its ability to achieve its investment objective may be directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. By investing in the Underlying Funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Fund held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Fund of Funds Risk

FlexShares Real Assets Allocation Index Fund is subject to the risk that the Fund’s investment performance largely depends on the investment performance of the Underlying Fund(s) in which it primarily invests. The Fund’s NAV will change with changes in the value of the Underlying Fund(s) and other securities in which the Fund invests based on their market valuations.

An investment in the Fund will entail more costs and expenses than direct investments in the Underlying Fund(s). The Fund will indirectly pay a proportional share of the expenses of the Underlying Fund(s) in which it invests (including operating expenses and management fees), in addition to the fees and expenses it pays directly. As the Fund’s allocation to an Underlying Fund changes from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Tax Risk

FlexShares Real Assets Allocation Index Fund is subject to the risk that, because the Fund invests in the Underlying Funds, the Fund’s realized losses on sales of shares of the Underlying Funds may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Funds will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Funds, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s investment in the Underlying Funds and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.

Credit (or Default) Risk

FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored U.S Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, FlexShares Ready Access Variable Income Fund, and FlexShares Core Select Bond Fund are subject to the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other

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Supplemental Information (cont.)

transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.

Debt Extension Risk

FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored U.S Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, FlexShares Ready Access Variable Income Fund, and FlexShares Core Select Bond Fund are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This will cause the value of the obligation, and a Fund’s NAV, to decrease and the Fund may lose opportunities to invest in higher yielding securities.

Liquidity Risk

FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored U.S Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, FlexShares Ready Access Variable Income Fund, and FlexShares Core Select Bond Fund are subject to the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the the Fund’s Underlying Index. Additionally, in adverse market conditions, a Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.

Prepayment (or Call) Risk

FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored U.S Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, FlexShares Ready Access Variable Income Fund, and FlexShares Core Select Bond Fund are subject to the risk that an issuer could exercise its right to pay principal on callable debt securities held by a Fund earlier than expected, which may result in a decreased rate of return and a decline in value of those securities.

568	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

U.S. Government Securities Risk

FlexShares Disciplined Duration MBS Index Fund, FlexShares Ready Access Variable Income Fund and FlexShares Core Select Bond Fund are subject to the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Municipal Market Volatility Risk

FlexShares Ready Access Variable Income Fund is subject to the risk that the Fund may be adversely affected by volatility in the municipal market. The municipal market can be significantly affected by adverse tax, legislative, political or public health changes and the financial condition of the issuers of municipal securities.

Mortgage-Backed Pass-Through Securities Risk

FlexShares Disciplined Duration MBS Index Fund is subject to the risk of investing in mortgage-backed securities issued by a US Agency. Mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Mortgage-backed securities are subject to Credit (or Default) Risk, Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. While agency mortgage-backed securities are guaranteed as to the timely payment of interest and principal by a government entity, they are not guaranteed as to market price, which will fluctuate.

Asset-Backed and Mortgage-Backed Securities Risk

FlexShares Ready Access Variable Income Fund and FlexShares Core Select Bond Fund are subject to the risk that asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.

Distressed Securities Risk

FlexShares High Yield Value-Scored Bond Index Fund and FlexShares ESG & Climate High Yield Corporate Core Index Fund are subject to the risks of investing in distressed securities, which are in addition to the risks of investing in non-investment

FLEXSHARES ANNUAL REPORT	569

Supplemental Information (cont.)

grade securities generally. NTI defines securities issued by companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings as “distressed securities.” Distressed securities are speculative and involve a substantial risk that principal will not be paid. In addition, the Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

High Yield Securities Risk

FlexShares High Yield Value-Scored Bond Index Fund and FlexShares ESG & Climate High Yield Corporate Core Index Fund are subject to the risk that a Fund will be subject to greater credit risk, price volatility and risk of loss than if it invested primarily in investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments. The FlexShares High Yield Value-Scored Bond Index Fund’s Underlying Index is designed to be comprised of securities with the potential for higher yields as compared to the overall high yield corporate bond market. As such, the FlexShares High Yield Value-Scored Bond Index Fund is expected to exhibit greater sensitivity to market fluctuations.

Inflation Protected Security Risk

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund are subject to the risk that the value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, the market for inflation-indexed securities may be less developed or liquid, and more volatile, than certain other securities markets. In addition, positive adjustments to principal generally will result in taxable income to a Fund at the time of such adjustments (which generally would be distributed by a Fund as part of its taxable dividends), even though the principal amount is not paid until maturity.

Substantial Volatility Risk

FlexShares High Yield Value-Scored Bond Index Fund and FlexShares ESG & Climate High Yield Corporate Core Index Fund are subject to the risk that the value of the securities in a Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably at a greater level than the overall market. There is a risk that a Fund could have substantial volatility.

Value Score Risk

FlexShares High Yield Value-Scored Bond Index Fund is subject to the risk that the Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated. Although the Underlying Index is designed to measure a portfolio of bonds of companies with the potential for higher yields and less risk of insolvency relative

570	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities. Accordingly, the Fund may be subject to greater credit risk, price volatility and risk of loss relative to the Parent Index.

Quality-Value Score Risk

FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund are subject to the risk that a Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated or the past performance of companies that have exhibited quality characteristics does not continue. Although a Fund’s Underlying Index is designed to measure a portfolio of bonds that can potentially deliver a higher total return relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities. Accordingly, a Fund may be subject to greater credit risk, price volatility and risk of loss relative to the Parent Index.

Sector Risk

FlexShares Ready Access Variable Income Fund and FlexShares Core Select Bond Fund are subject to the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

Financial Sector Risk

FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares ESG & Investment Grade Corporate Core Index Fund, and FlexShares Ready Access Variable Income Fund are subject to the risk that each Fund will be impacted by events affecting the U.S. and/or non-U.S. financial sectors if it invests a relatively large percentage of its assets in those sectors, adversely affecting the Fund’s performance. The U.S. and non-U.S. financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition and the availability and cost of capital, among other factors.

Information Technology Sector Risk

FlexShares ESG & Climate US Large Cap Core Index Fund is subject to the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

Equity Securities Risk

FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX US ESG Select Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, Flex-

FLEXSHARES ANNUAL REPORT	571

Supplemental Information (cont.)

Shares International Quality Dividend Dynamic Index Fund are subject to the risks of investing in equity securities, which may be more volatile and underperform other asset classes and the general securities markets.

Low Volatility Risk

FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund are subject to the risk that, although each Fund’s Underlying Index is designed to have overall volatility that is lower than that of its Parent Index, there is no guarantee it will be successful. Securities or other assets in the Fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. The market prices of the securities or other assets in a Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. A Fund will continue to seek to track its Underlying Index even if the Underlying Index does not have lower overall volatility than its Parent Index. There is also the risk that a Fund may experience volatility greater than that of its Parent Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.

Depositary Receipts Risk

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and FlexShares International Quality Dividend Dynamic Index Fund are subject to the risks that depositary receipts may expose the Funds to investment risks associated with the underlying issuers and additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.

Geographic Risk

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Ready Access Variable Income Fund, and FlexShares Core Select Bond Fund are subject to the risk that if a Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an economic, business or political development affecting that country or region may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated in such country or region.

572	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

Income Risk

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares CreditScored U.S Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, FlexShares Ready Access Variable Income Fund, and FlexShares Core Select Bond Fund are subject to the risk that a Fund’s income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.

Quality Factor Risk

FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and FlexShares International Quality Dividend Dynamic Index Fund are subject to the risk that the past performance of companies that have exhibited quality characteristics does not continue or the returns on securities issued by such companies may be less than returns from other styles of investing or the overall stock market. There may be periods when quality investing is out of favor and during which time a Fund’s performance may suffer.

Momentum Risk

FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, and FlexShares Real Assets Allocation Index Fund are subject to the risk that securities that have had positive momentum compared to other securities may be more volatile than a broad cross-section of securities or that returns on securities that have previously exhibited positive momentum are less than returns on other securities or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.

Model Risk

FlexShares Real Assets Allocation Index Fund is subject to the risk that the asset allocation model used to calculate the Underlying Index will not achieve its intended results.

Management Risk

FlexShares Ready Access Variable Income Fund is subject to the risk a strategy used by NTI may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by NTI may cause unintended results.

Leveraging Risk

FlexShares Ready Access Variable Income Fund is subject to the risk that certain transactions of a Fund, such as the use of when-issued, delayed delivery or forward commitment transactions and investments in forward foreign currency contracts, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Seed Investor Risk

FlexShares ESG & Climate High Yield Corporate Core Index Fund is subject to the risk that may result from NTI and/or its affiliates making payments to one or more investors to contribute seed capital to the Fund, such as an Authorized Participant,

FLEXSHARES ANNUAL REPORT	573

Supplemental Information (cont.)

a market maker and/or another entity. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of NTI and/or its affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from NTI and/or its affiliates have ceased. As with redemptions by other large shareholders, redemptions by seed investors could have a significant negative impact on the Fund, including on the Fund’s liquidity and the market price of the Fund’s shares.

Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at flexshares.com

574	FLEXSHARES ANNUAL REPORT

For More Information (Unaudited)

Portfolio Holdings

FlexShares® Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Proxy Voting

FlexShares® Trust Proxy Voting Policies and Procedures are available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the Funds’ website flexshares.com or the SEC’s website at sec.gov. Each Fund’s portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the SEC’s website at sec.gov.

FLEXSHARES ANNUAL REPORT	575

FlexShares® Trust

50 S. LaSalle Street

Chicago, IL 60603

800.595.9111

www.flexshares.com

FlexShares® is a registered trademark of NTI. Morningstar® is a registered trademark of Morningstar, Inc. (“Morningstar”). Morningstar® US Market Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt IndexSM, Morningstar® Emerging Markets Factor Tilt IndexSM, and Morningstar® Global Upstream Natural Resources IndexSM are service marks of Morningstar, Inc. STOXX and its licensors (the “Licensors”) have no relationship to FlexShares® Trust other than the licensing of the STOXX® USA ESG Select KPIs Index, STOXX® Global ESG Select KPIs Index and STOXX® Global Broad Infrastructure Index and the related trademarks for use in connection with the FlexShares® STOXX® US ESG Select Index Fund, FlexShares® STOXX® Global ESG Select Index Fund and FlexShares® STOXX® Global Broad Infrastructure Index Fund, respectively. The iBoxx 3-Year Target Duration TIPS Index and iBoxx 5-Year Target Duration TIPS Index are each the property of Markit North America, Inc. (“Markit”) and have been licensed for use in connection the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively. Northern Trust Quality Low Volatility IndexSM, Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM, Northern Trust Emerging Markets Quality Low Volatility IndexSM, Northern Trust Quality Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust International Quality Dividend Defensive IndexSM, Northern Trust Global Quality Real Estate IndexSM, Northern Trust Credit-Scored US Corporate Bond IndexSM, Northern Trust Credit-Scored US Long Corporate Bond IndexSM, Northern Trust Real Assets Allocation IndexSM, Northern Trust High Yield US Corporate Bond IndexSM, and Northern Trust High Yield Value-Scored US Corporate Bond IndexSM are service marks of NTI and have been licensed for use by FlexShares Trust. The ICE® BofAML® Constrained Duration US Mortgage Backed Securities IndexSM are trademarks of ICE Data Indices, LLC or its affiliates (“ICE”) and have been licensed for use by NTI.

FS00058-1222

b.)

A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics.

(a)

As of the end of the period, October 31, 2022, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Philip G. Hubbard is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

In response to Items 4(a)-4(d), aggregate fees for professional services rendered for FlexShares® Trust by Deloitte & Touche, LLP (“Deloitte”) for the fiscal years ended October 31, 2022 and October 31, 2021 were:

	2022
	All fees and services to the Trust that were pre-approved		All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$736,000		N/A
Audit Related Fees(b)	$0		$0
Tax Fees(c)	$83,200	(1)	$0
All Other Fees(d)	$0		$0

Total:	$819,200		$0

	2021
	All fees and services to the Trust that were pre-approved		All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$673,500		N/A
Audit Related Fees(b)	$0		$0
Tax Fees(c)	$80,600	(1)	$0
All Other Fees(d)	$0		$0

Total:	$754,100		$0

(1)	Amounts relate to tax fees for the review of federal income tax returns, excise tax returns and year end distribution calculations.

(a)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the periods ended October 31, 2022 and October 31, 2021 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the Registrant.

(b)

“Audit-Related Fees” are fees for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported as “Audit Fees.”

(c)	“Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning.

(d)	“All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

(e)(1)

The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, NTI or to any entity controlling, controlled by or under common control with NTI that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees and services billed by Deloitte for services rendered to the Registrant and Service Affiliates for the periods ended October 31, 2022 and October 31, 2021, respectively, were $2,200,436 and $4,875,322.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services to Service Affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Philip G. Hubbard, Eric T. McKissack and Sarah N. Garvey, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers.

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the 1940 Act.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(a)(4)	There has been no change to the registrant’s independent public accountant during the reporting period.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FlexShares® Trust

By:	/s/ Peter Ewing
Peter K. Ewing
President and Principal Executive Officer
January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter Ewing
Peter K. Ewing
President and Principal Executive Officer
January 6, 2023

By:	/s/ Randal Rein
Randal E. Rein
Treasurer and Principal Financial Officer
January 6, 2023